UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08319

Voya Partners, Inc.

(Exact name of registrant as specified in charter)

7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

The Corporation Trust Company, 1209 Orange Street, Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-262-3862

Date of fiscal year end: December 31

Date of reporting period: December 31, 2017

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Voya Investment Management

Annual Report

December 31, 2017

Classes ADV, I, R6, S and S2

Voya Partners, Inc.

■ Voya Global Bond Portfolio

■ VY® American Century Small-Mid Cap Value Portfolio

■ VY® Baron Growth Portfolio

■ VY® Columbia Contrarian Core Portfolio

■ VY® Columbia Small Cap Value II Portfolio

■ VY® Invesco Comstock Portfolio

■ VY® Invesco Equity and Income Portfolio

■ VY® JPMorgan Mid Cap Value Portfolio

■ VY® Oppenheimer Global Portfolio

■ VY® Pioneer High Yield Portfolio

■ VY® T. Rowe Price Diversified Mid Cap Growth Portfolio

■ VY® T. Rowe Price Growth Equity Portfolio

■ VY® Templeton Foreign Equity Portfolio

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds' investment objectives, risks, charges, expenses and other information. This information should be read carefully.

INVESTMENT MANAGEMENT

voyainvestments.com

President's Letter	2
Market Perspective	3
Portfolio Managers' Reports	6
Shareholder Expense Examples	32
Report of Independent Registered Public Accounting Firm	35
Statements of Assets and Liabilities	36
Statements of Operations	44
Statements of Changes in Net Assets	48
Financial Highlights	55
Notes to Financial Statements	61
Summary Portfolios of Investments ("Portfolio of Investments")	85
Tax Information	162
Director and Officer Information	164
Advisory and Sub-Advisory Contract Approval Discussion	168

PROXY VOTING INFORMATION

A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Portfolios' website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission's ("SEC's") website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Portfolios' website at www.voyainvestments.com and on the SEC's website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This report contains a summary portfolio of investments for the Portfolios. The Portfolios' Forms N-Q are available on the SEC's website at www.sec.gov. The Portfolios' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Portfolios' Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Portfolios by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT'S LETTER

After a Strong Year, Positive Expectations

Dear Shareholder,

The U.S. equity market proved resilient throughout 2017, posting a "perfect pitch" year with not one single month of negative returns. A lot of chatter in the markets has focused on the low levels of volatility that prevailed in 2017, and whether 2018 will be the year that volatility returns (witness early February markets). As usual there are also any number of geopolitical or other risks that could cause a sell-off, but we are heartened by the reality of macroeconomic fundamentals, which include strong and synchronous global growth; we believe these would likely be a governor on a rise in volatility.

We believe the United States, Europe and China will continue to dominate the world economy in 2018. Combined, the three account for about $48 trillion of GDP, more than 60% of the $79 trillion global GDP produced each year. And the rest of the world still has its own positive backdrop: The International Monetary Fund projects that 185 of 190 national economies will grow in 2018.

While economic growth may be synchronous across the globe, it is not likely to be uniform — thus, broad global diversification across continents and asset classes remains important for positioning your portfolio to benefit from potential opportunities. Regardless of where individual markets are in their business cycles, we believe investors are best served by following their asset allocation plan and avoiding the temptation to time entry or exit points.

If your goals have changed, thoroughly discuss them with your investment advisor before making any changes to your investment strategy. We seek to remain a reliable partner committed to reliable investing, helping you and your investment advisor achieve your goals. We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews
President and Chief Executive Officer
Voya Family of Funds
January 19, 2018

The views expressed in the President's Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.

International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

MARKET PERSPECTIVE: YEAR ENDED DECEMBER 31, 2017

In our semi-annual report we described how global equities, in the form of the MSCI World IndexSM (the "Index"), measured in local currencies, including net reinvested dividends, rose 8.25%, carried higher in what seemed to be the path of least resistance. Investor sentiment was still trying to come to terms with the unexpected result of the U.S. presidential election. For this and perhaps more importantly, other reasons, the Index continued its advance, rising in every month, to end up 18.48% for the fiscal year. (The Index returned 22.40% for the year ended December 31, 2017, measured in U.S. dollars.)

By mid-year most commentators had largely discounted a reflation trade driven by U.S. legislative initiatives. But this did not mean that such initiatives were dead; just that the credibility of anything market friendly coming out of them had fallen very low. The President had said on February 9 that he would announce his pro-growth tax reform plan in the coming weeks. Nothing solid had emerged and by early July the Senate was still pre-occupied with the Affordable Care Act ("ACA"), desperately trying to pass any version of a repeal and replace bill. Such attempts finally foundered in the early hours of July 28.

But investors could still take comfort in a narrative of improving global growth and corporate earnings, with monetary conditions still historically easy, to underpin the prices of risk assets. The evidence was there to see. In August the Wall Street Journal observed that the prices of base metals had recently hit multi-year highs, inferring that investors were increasingly bullish on global growth, and later noted that every country tracked by the Organization for Economic Cooperation and Development was set to grow in 2017.

In the euro zone, unemployment ended November at 8.8%, the lowest since January 2009. Gross domestic product ("GDP") grew 2.5% year-over-year in the third quarter of 2017, slightly higher than the U.S. (2.3%). The European Central Bank finally confirmed that monthly bond purchases would be halved to €30 billion in 2018. The region's Economic Sentiment Indicator ended the period at the highest since 2000.

China's GDP growth in the second quarter of 2017 was a healthy 6.9% year-over-year and 6.8% in the third. Imports were continuing to grow at double-digit year-over-year rates, supporting global demand. Excessive debt remained a problem in financial markets, however. In November the authorities announced curbs on leverage in asset management products and promises of guaranteed returns.

Even Japan contributed some good news with GDP rising in the third quarter of 2017 for the seventh straight quarter.

In the U.S., the Federal Reserve ("Fed") added 25bp (0.25%) to the federal funds rate in March and did so again in June. But areas of sluggishness, like low core consumer price inflation and wage growth persisted into September, which started with devastating hurricanes and rising geo-political tensions with North Korea. Some commentators suggested that the Fed might be done for the year.

However, the hurricanes subsided, geo-political tensions cooled and yet another forlorn attempt to replace the ACA was shrugged off. The December employment report showed the unemployment rate barely above 4%, near the lowest since February 2001. Third quarter GDP growth was reported at 3.2% (annualized) after 3.1% in the second. The outline of a long-awaited pro-growth tax reform program was finally announced, although moving day by day to bring recalcitrant senators on board. For investors, its key feature was a reduction in the corporate tax rate to 21%, which many believed would be used to increase share buy-backs and dividends. The Fed duly raised the federal funds rate by another 25bp (0.25%) in December and the tax bill was signed into law on December 22.

In U.S. fixed income markets, the Bloomberg Barclays U.S. Aggregate Bond Index ("Barclays Aggregate") added 3.54% in the fiscal year. The Treasury yield curve became flatter, with yields on maturities up to about nine years rising and those on longer maturities falling. Thus the Bloomberg Barclays U.S. Treasury Bond Index rose 2.31% while the Bloomberg Barclays Long-Term U.S. Treasury sub-index gained 8.53%. Indices of riskier classes generally outperformed Treasuries: the Bloomberg Barclays U.S. Corporate Investment Grade Bond Index climbed 6.42%, the Bloomberg Barclays High-Yield Bond — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate) rose 7.50%.

U.S. equities, represented by the S&P 500® Index including dividends, surged 21.83% in 2017. The earnings per share of its constituent companies grew 6.4% year-over-year in the third quarter of 2017, after two quarters of double-digit gains. Technology was the leader, soaring 38.83%. Telecommunications and energy were the laggards, falling 1.25% and 1.01% respectively. Index companies thought to offer comparatively good earnings growth outperformed those considered to offer comparatively good value by more than 12%.

In currencies, the dollar fell 12.37% against the euro, 8.63% against the pound, reflecting some dissipation of the post-election reflation euphoria. In the meantime, the euro zone's prospects had improved, while some of the panic over Brexit had faded. The dollar slipped 3.65% against the yen, moving within a narrow trading range for most of the year.

In international markets, the MSCI Japan® Index jumped 19.75% over the year, in an environment of improving corporate governance and profitability, with little competition from fixed income investments. The MSCI Europe ex UK® Index rose 13.59%. Aside from the positive developments noted above, corporate earnings were improving and political fears were assuaged by the election of a centrist President in France. But gains were muted by the strengthening euro. The MSCI UK® Index rose 11.94%. GDP growth was down to 0.4% in each of the middle two quarters, Brexit negotiations were slow and inconclusive and we believe by year end it was abundantly clear that the UK's position was very weak.

All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Portfolios' performance is subject to change since the period's end and may be lower or higher than the performance data shown. Please call (800) 262-3862 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of Voya Investment Management's Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

BENCHMARK DESCRIPTIONS

Index	Description
Bloomberg Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An index that includes all fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Bloomberg Barclays Global Aggregate Index	Provides a broad-based measure of the global investment-grade fixed-rate debt markets.
Bloomberg Barclays U.S. Aggregate Bond Index	An index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Bloomberg Barclays U.S. Corporate Investment Grade Bond Index	An index consisting of publicly issued, fixed rate, nonconvertible, investment grade debt securities.
Bloomberg Barclays U.S. Government/Credit Bond Index

An index made up of the Barclays Government and Credit indices, including securities issued by the U.S. government and its agencies and publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity and quality requirements.

Bloomberg Barclays Long-Term U.S. Treasury Index	This index measures the performance of U.S. Treasury bills with long-term maturity. The credit level for this index is investment grade. The rebalance scheme is monthly.
Bloomberg Barclays U.S. Treasury Bond Index	A market capitalization-weighted index that measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of one year or more.
ICE BofAML Speculative Grade U.S. Convertible Index	An index that includes about 270 convertible securities and represents the non-investment-grade convertible market.
ICE BofAML U.S. High Yield Index

A broad-based index consisting of all U.S. dollar-denominated high-yield bonds with a minimum outstanding amount of $100 million and with a maturity of greater than one year period. The quality rating is less than BBB by Standard & Poor's.

MSCI All Country World IndexSM	A free-float adjusted market capitalization index that is designed to measure equity performance in the global developed and emerging markets.
MSCI All Country World ex-U.S. IndexSM

A free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets, excluding the U.S. It includes the reinvestment of dividends and distributions net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

MSCI Europe, Australasia and Far East® ("MSCI EAFE") Index

An index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
Russell 1000® Index	A comprehensive large-cap index measuring the performance of the largest 1,000 U.S. incorporated companies.
Russell 1000® Growth Index	Measures the performance of the 1,000 largest companies in the Russell 3000® Index with higher price-to-book ratios and higher forecasted growth.
Russell 1000® Value Index	An index that measures the performance of those Russell 1000® securities with lower price-to-book ratios and lower forecasted growth values.

BENCHMARK DESCRIPTIONS (CONTINUED)

Index	Description
Russell 2000® Growth Index	An index that measures the performance of securities of smaller U.S. companies with greater than average growth orientation.
Russell 2000® Value Index	An index that measures the performance of those Russell 2000® companies with lower price-to-book ratios and lower than forecasted growth values.
Russell 2500TM Growth Index

Measures the performance of the small- to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500TM Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2500TM Value Index	Measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.
Russell Midcap® Growth Index	An index that measures the performance of those companies included in the Russell Midcap® Index with relatively higher price-to-book ratios and higher forecasted growth values.
Russell Midcap® Value Index	Measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values.
S&P 500® Index	An index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
S&P MidCap 400 Index	An index that measures the performance of the mid-size company segment of the U.S. market.
S&P Small Cap 600/Citigroup Value Index	Measures the performance of those S&P 600 Index companies with lower price-to-book ratios.

VOYA GLOBAL BOND PORTFOLIO

PORTFOLIO MANAGERS' REPORT

Voya Global Bond Portfolio (the "Portfolio") seeks to maximize total return through a combination of current income and capital appreciation. The Portfolio is managed by Mustafa Chowdhury and Brian Timberlake, Ph.D., CFA, Portfolio Managers* of Voya Investment Management Co. LLC ("Voya IM") — the Sub-Adviser.

Performance: For the year ended December 31, 2017, the Portfolio's Class S shares provided a total return of 9.31% compared to the Bloomberg Barclays Global Aggregate Index, which returned 7.39% for the same period.

Portfolio Specifics: The Portfolio outperformed the Bloomberg Barclays Global Aggregate Index primarily due to favorable sector allocation, duration positioning and security selection. Currency positioning in both developed and emerging markets detracted from performance.

The U.S. Federal Reserve Board ("Fed") continued with their cautious pace of rate increases with three rate hikes over the course of 2017. The 2-year Treasury note tracked the moves in official short-term rates, as the yield rose from 1.20% to 1.89% in 2017. Meanwhile, 10-year yields were anchored by a lack of inflationary pressures and continued demand from foreign buyers. As a result, the 10-year U.S. Treasury was barely changed, as yields began the year at 2.41% and ended 2017 at 2.43%. While the Bank of England and Bank of Canada nudged their official rates higher, larger central banks including the European Central Bank ("ECB") and Bank of Japan left their official rates unchanged. Outside the U.S., German rates continued to grind higher in the first half with the 10-year German Bund touching 0.60% in the second quarter, then falling as the ECB remained firmly committed to their buying programs. Meanwhile, the Japanese government bond market remained in a narrow range, with the Bank of Japan committed to a zero yield target for their 10-year government bond. Currency performance diverged significantly over the period, reflecting different growth paths. The Euro rallied over 10% as economic data continued to highlight growing momentum across the Euro area. The Japanese Yen also strengthened, albeit at a more modest pace. Meanwhile, emerging market bonds and currencies performed well over the period, supported by the continued improvement in global growth and rebound in energy prices. The Portfolio's allocations to emerging markets was a positive source of return over the period.

Investment grade corporate bonds posted positive returns, with only modest disruptions over the year. The degree of outperformance went hand in hand with credit quality and maturity, as BBB-rated securities outperformed. While there were some episodes of 'disruption'; 1) the U.S. & N. Korea 'twitter spat'; 2) idiosyncratic M&A activity; 3) uncertainties around Brexit; and 4) jockeying over U.S. tax reform, all of it was short-lived. High yield corporates also posted positive results buoyed by strong fundamentals and solid economic growth. The portfolio benefited from our overweight in both investment grade and high yield corporate bonds. As high grade spreads continued to grind ever tighter we reduced positions in investment grade corporates in order to have dry powder. Securitized assets also posted excess returns for the year. Similar to the corporate bond markets, more credit sensitive sectors such as Non-Agency residential mortgage-backed securities ("RMBS") and credit risk transfer securities ("CRTs") as well as commercial mortgage-backed securities ("CMBS") posted some the most attractive returns. Lower beta sectors including asset-backed securities ("ABS") and collateralized loan obligations ("CLOs") outperformed Treasuries while trailing other credit sectors. Even Agency mortgage-backed securities ("MBS"), which flirted with multi-year tights during the year and the challenge of the Fed stepping away as a significant buyer, posted positive excess returns. We ranged from neutral to underweight in Agency MBS, reflecting our concerns on valuations. Meanwhile we tempered our allocations to Non-Agency RMBS and CRTs but continued to maintain a significant overweight to ABS, including CLOs, as we sought to maintain carry in sectors we believed would exhibit lower volatility. As a result, allocations and positioning in Non-Agency RMBS and CRTs, CMBS and ABS all added nicely to returns, while positioning in Agency MBS was a modest detractor.

The Portfolio used derivatives, including futures, swaps and currency forwards to hedge as well as to seek to efficiently implement portfolio strategies. For the twelve-month period ending December 31, 2017, the impact from derivatives was positive on the Portfolio's performance.

Current Strategy and Outlook: We believe the Fed continues to chart a course for modest increases in the Fed Funds rate and a well-defined path for slowly reducing the size of their balance sheet after aggressive quantitative easing measures were implemented after the financial crisis. Meanwhile, we believe the ECB and Bank of Japan will remain more accommodative than the Fed, as rate hikes remain further out on the horizon. While we believe rates in the U.S. are likely to drift higher, the sizeable yield advantage that U.S. Treasuries boast versus other developed markets, in our opinion, can temper the degree of increase. In non-government sectors, we believe fundamentals remain supportive for credit investing, but valuations leave little room for error. As a result, we continue to see what we believe are opportunities in non-government sectors, but we have trimmed the size of allocations.

*  Effective April 3, 2017, Christine Hurtsellers no longer serves as a portfolio manager for the Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio's performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Geographic Diversification
as of December 31, 2017
(as a percentage of net assets)

United States(1)	76.3%
Italy	5.8%
Cayman Islands	3.7%
United Kingdom	1.4%
Netherlands	1.0%
Germany	0.9%
Brazil	0.8%
Japan	0.6%
Canada	0.5%
Russia	0.4%
Countries between 0.0% - 0.4%^	2.9%
Assets in Excess of Other Liabilities*	5.7%
Net Assets	100.0%

*  Includes short-term investments and purchased options.

(1)  Includes 23.7% total investment in Voya Emerging Markets Corporate Debt Fund, Voya Emerging Markets Hard Currency Debt Fund, Voya Emerging Markets Local Currency Debt Fund, and Voya High Yield Bond Fund.

^  Includes 13 countries, which each represents 0.0%-0.4% of net assets.

Portfolio holdings are subject to change daily.

Top Ten Holdings
as of December 31, 2017*
(as a percentage of net assets)

Voya Emerging Markets Local Currency Debt Fund — Class P	10.6%
Voya Emerging Markets Hard Currency Debt Fund — Class P	7.1%
Voya Emerging Markets Corporate Debt Fund — Class P	4.7%
United States Treasury Note, 2.250%, 11/15/27	4.2%
Italy Buoni Poliennali Del Tesoro, 4.500%, 03/01/26	3.1%
Italy Buoni Poliennali Del Tesoro, 2.200%, 06/01/27	2.6%
United States Treasury Note, 0.625%, 06/30/18	1.5%
Voya High Yield Bond Fund — Class P	1.3%
United States Treasury Note, 1.875%, 12/15/20	1.2%
United States Treasury Bond, 2.750%, 08/15/47	1.0%

*  Excludes short-term investments.

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS' REPORT

VOYA GLOBAL BOND PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2017
	1 Year	5 Year	10 Year
Class ADV	9.05%	0.94%	3.14%
Class I	9.67%	1.47%	3.66%
Class S	9.31%	1.19%	3.40%
Blooomberg Barclays Global Aggregate Index	7.39%	0.79%	3.09%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Global Bond Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

Prior to January 21, 2011, the Portfolio was managed by a different sub-adviser.

VY® AMERICAN CENTURY SMALL-MID CAP VALUE PORTFOLIO

PORTFOLIO MANAGERS' REPORT

VY® American Century Small-Mid Cap Value Portfolio (the "Portfolio") seeks long-term capital growth. Income is a secondary objective. The Portfolio is managed by a team of portfolio managers comprised of Miles Lewis, CFA, and Jeff John, CFA, Vice President (responsible for the management of the Small Cap Value portion of the Portfolio) and Kevin Toney, CFA, Senior Vice President, Phillip N. Davidson, CFA, Chief Investment Officer — Value Equity and Senior Vice President, Michael Liss, CFA and Vice President, and Brian Woglom, CFA, Vice President (responsible for the Mid Cap Value portion of the Portfolio) (each a "Sleeve"), Portfolio Managers of American Century Investment Management, Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2017, the Portfolio's Class S shares provided a total return 11.12% compared to the Russell 2500TM Value Index and the S&P SmallCap 600®/Citigroup Value Index, which returned 10.36% and 11.51%, respectively, for the same period.

Portfolio Specifics: Major U.S. stock market benchmarks climbed to record highs during the year. At year-end, the S&P 500® Index delivered its ninth-consecutive quarterly gain, and the highest quarterly return in two years. Market gains were fueled by positive economic and earnings news, moderate inflation, and passage of the largest corporate tax cut in decades. The outperformance of growth versus value was pronounced in 2017. This created headwinds for our approach to value investing as quality and value factors are key determinants of our performance over time.

The Portfolio outperformed the Russell 2500 TM Value Index. Although the Russell 2500 TM Value Index is the overall portfolio benchmark, the Small Cap Value and Mid Cap Value sleeves are managed against the Russell 2000® Value and Russell Mid Cap Value® indices, respectively.

The Mid Cap Value sleeve underperformed its benchmark, the Russell Midcap® Value Index, for the year. Stock selection and an overweight allocation in the energy sector detracted from the sleeve's relative performance. Consumer discretionary holdings also detracted. An underweight allocation to the real estate sector, however, boosted relative performance.

The Small Cap Value sleeve, however, outperformed its benchmark, the Russell 2000 Value® Index. Stock selection in the industrials and information technology sectors contributed to relative performance. Stock selection in the consumer staples and health care sectors detracted from relative performance in the sleeve.

The overall Portfolio's performance for the year exceeded that of its benchmark, the Russell 2500 Value® Index. Information technology holdings drove relative outperformance. Semiconductor companies Applied Materials and Lam Research were among the top individual contributors. Applied Materials reported record revenues and earnings per share for its fiscal third quarter. It also announced that it expects continued growth in revenues and earnings over the next few years due to strong demand. Solid orders and backlog drove Lam Research's revenue and earnings forecasts higher as end demand remained strong. An underweight position in the real estate sector, which was pressured by rising interest rates, also contributed to performance.

On the other hand, stock selection in the consumer discretionary and utilities sectors detracted from relative returns. Among individual stocks, Advance Auto Parts was a significant detractor. The company's stock fell on reports that Amazon was increasing its focus on the aftermarket automotive parts sector. The company materially lowered its fiscal year 2017 guidance after missing both first- and second-quarter earnings estimates. The stock rebounded somewhat after beating third-quarter estimates, but we believe weak sales continue to be a concern. Baker Hughes, a General Electric company, also weighed on performance. The oil services company underperformed due to weaker-than-expected cash flow generation and due to its large exposure to the slower-growth markets outside of North America.

Current Strategy and Outlook: We follow a stock-specific, valuation-driven strategy. The Portfolio's sector allocation is a result of our bottom-up investment process.

Relative to the Russell 2500TM Value Index, the overall Portfolio is overweight in consumer staples. Many food company stocks declined earlier this year on concerns over increased competition from Amazon, and their valuations, in our opinion, became more compelling. The energy sector is another overweight. We believe energy valuations remain attractive after the sector declined in the face of falling oil prices and a rising service cost environment.

The Portfolio continues to be underweight in the real estate sector. Our valuation methodology shows that many real estate stocks remain overvalued, in our opinion.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio's performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Sector Diversification
as of December 31, 2017
(as a percentage of net assets)

Financials	24.2%
Industrials	14.1%
Energy	10.2%
Consumer Staples	8.8%
Information Technology	8.3%
Health Care	7.5%
Materials	6.9%
Real Estate	6.0%
Consumer Discretionary	5.2%
Utilities	4.4%
Exchange-Traded Funds	1.4%
Telecommunication Services	0.2%
Assets in Excess of Other Liabilities*	2.8%
Net Assets	100.0%

*  Includes short-term investments.

Portfolio holdings are subject to change daily.

Top Ten Holdings
as of December 31, 2017*
(as a percentage of net assets)

Johnson Controls International plc	1.8%
Northern Trust Corp.	1.8%
Zimmer Biomet Holdings, Inc.	1.7%
Graphic Packaging Holding Co.	1.6%
Weyerhaeuser Co.	1.5%
iShares Russell Midcap Value Index Fund	1.4%
Conagra Brands, Inc.	1.2%
Invesco Ltd.	1.2%
WestRock Co.	1.2%
BB&T Corp.	1.2%

*  Excludes short-term investments.

Portfolio holdings are subject to change daily.

VY® AMERICAN CENTURY SMALL-MID CAP VALUE PORTFOLIO

PORTFOLIO MANAGERS' REPORT

Average Annual Total Returns for the Periods Ended December 31, 2017
	1 Year	5 Year	10 Year	Since Inception of Class S2 February 27, 2009
Class ADV	10.90%	14.61%	10.34%	—
Class I	11.44%	15.19%	10.89%	—
Class S	11.12%	14.88%	10.61%	—
Class S2	10.96%	14.72%	—	18.74%
Russell 2500TM Value Index	10.36%	13.27%	8.82%	18.41%
S&P SmallCap 600®/Citigroup Value Index	11.51%	15.52%	9.99%	19.71%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of VY® American Century Small-Mid Cap Value Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

VY® BARON GROWTH PORTFOLIO

PORTFOLIO MANAGERS' REPORT

VY® Baron Growth Portfolio (the "Portfolio") seeks capital appreciation. The Portfolio is managed by Ronald Baron, Founder, Chief Executive Officer, Chief Investment Officer, Chairman, and Portfolio Manager and Neal Rosenberg, assistant Portfolio Manager* of BAMCO, Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2017, the Portfolio's Class S shares provided a total return of 28.20% compared to the Russell 2000® Growth Index and the Russell 2500TM Growth Index, which returned 22.17% and 24.46%, respectively, for the same period.

Portfolio Specifics: U.S. equity indexes reached record highs several times in 2017, driven by strong corporate earnings results and economic growth. Although events like weather-related catastrophes, geopolitical tensions, and the U.S. Federal Reserve's three interest rate hikes could have posed challenges, the stock markets continued to inch higher. Volatility also remained relatively low throughout the year, hovering below 12 for the CBOE Volatility Index. The unemployment rate declined, while GDP expanded during the year. Later in 2017, prospects for U.S. tax law reform in Congress also helped boost the markets.

Absolute Performance

Consumer discretionary, information technology, and financials were the top performers in 2017. Strength in consumer discretionary came mainly from top contributor Vail Resorts, Inc., a ski resort operator. Second largest contributor CoStar Group, Inc., an information and marketing service provider to the commercial real estate industry, and ANSYS, Inc., a simulation software developer, drove performance of IT. Investment tools provider MSCI, Inc. and insurance and investment product provider Primerica, Inc. bolstered Financials, whose performance was also fueled by gains in 13 out of 14 holdings.

Consumer staples was a slight detractor during the year. Underperformance by private label foods company TreeHouse Foods, Inc. and value-oriented food retailer Smart & Final Stores, Inc. detracted from performance in the sector. TreeHouse was undergoing restructuring, making previously stated potential synergies from its 2016 acquisition of ConAgra's private label business unachievable, in our view. We exited our position in November.

Relative Performance

The Portfolio outperformed the Russell 2000 Growth® Index for the year due to stock selection.

Stock selection in consumer discretionary, information technology, and financials and lack of exposure to the energy sector, which was down more than 23% in the index, contributed the most to relative results. Strength in consumer discretionary was partly attributable to the outperformance of ski resort operator Vail Resorts, Inc., fast casual restaurant chain Panera Bread Co., and education services provider Nord Anglia Education, Inc. Additionally, outperformance of casinos & gaming and hotels, resorts & cruise lines holdings and higher exposure to these sub-industries added value. Regional casino operator Pinnacle Entertainment, Inc. and timeshare seller and operator Marriott Vacations Worldwide Corp. drove performance in these respective sub-industries. Within IT, outperformance of application software holdings, led by ANSYS, Inc. and SS&C Technologies Holdings, Inc., and greater exposure to this sub-industry lifted relative results. Additionally, lack of exposure to lagging communications equipment and semiconductor stocks and outperformance of CoStar Group, Inc. contributed to relative results. Financials investments outperformed after increasing 31.4% as a group, led by MSCI, Inc. and Primerica, Inc.

Meaningfully lower exposure to the top-performing health care sector weighed the most on relative performance. In particular, significantly lower exposure to biotechnology and pharmaceutical stocks, which were up 55.7% and 38.9%, respectively, in the index, detracted nearly 300 basis points (3.00%) from relative results.

Current Strategy and Outlook: As long-term, fundamental, bottom-up investors, we are continuing to position the Portfolio to benefit from what we believe to be strong, long-term growth opportunities. We believe the economic and market expansion from 2017 could continue into 2018, especially with potential for increased corporate profits from U.S. tax reforms. Economic prospects remain solid, in our view, and we think the Portfolio is well positioned to benefit.

*  Effective January 27, 2017, Neal Rosenberg was added as an assistant Portfolio Manager to the Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio's performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Sector Diversification
as of December 31, 2017
(as a percentage of net assets)

Consumer Discretionary	33.9%
Information Technology	23.4%
Financials	19.8%
Health Care	8.7%
Real Estate	8.5%
Industrials	2.2%
Telecommunication Services	1.4%
Consumer Staples	1.4%
Assets in Excess of Other Liabilities	0.7%
Net Assets	100.0%

Portfolio holdings are subject to change daily.

Top Ten Holdings
as of December 31, 2017
(as a percentage of net assets)

Vail Resorts, Inc.	12.8%
Choice Hotels International, Inc.	5.6%
CoStar Group, Inc.	5.2%
Gartner, Inc.	4.8%
ANSYS, Inc.	3.8%
IDEXX Laboratories, Inc.	3.6%
Bright Horizons Family Solutions, Inc.	3.6%
Gaming and Leisure Properties, Inc.	3.4%
Primerica, Inc.	3.4%
Marriott Vacations Worldwide Corp.	3.3%

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS' REPORT

VY® BARON GROWTH PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2017
	1 Year	5 Year	10 Year	Since Inception of Class S2 February 27, 2009
Class ADV	27.86%	12.90%	8.33%	—
Class I	28.52%	13.47%	8.87%	—
Class R6(1)	28.51%	13.47%	8.87%	—
Class S	28.20%	13.19%	8.61%	—
Class S2	28.02%	13.02%	—	18.50%
Russell 2000® Growth Index	22.17%	15.21%	9.19%	19.24%
Russell 2500TM Growth Index	24.46%	15.47%	9.62%	19.95%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of VY® Baron Growth Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)  Class R6 incepted on May 3, 2016. The Class R6 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

VY® COLUMBIA CONTRARIAN CORE PORTFOLIO

PORTFOLIO MANAGERS' REPORT

VY® Columbia Contrarian Core Portfolio (the "Portfolio") seeks total return consisting of long-term capital appreciation and current income. The Portfolio is managed by Guy W. Pope, CFA, Senior Portfolio Manager and Head of Contrarian Core Strategy with Columbia Management Investment Advisers, LLC ("CMIA") — the Sub-Adviser.

Performance: For the year ended December 31, 2017, the Portfolio's Class S shares provided a total return of 21.58% compared to the Russell 1000® Index, which returned 21.69% for the same period.

Portfolio Specifics: For the year, stock selection was the primary driver of performance before fees. Strong stock selection in the information technology, consumer discretionary and real estate sectors contributed most to Portfolio performance relative to the benchmark for the year. Stock selection was weakest in the industrials, consumer staples and health care sectors for the period. Sector allocation contributed to overall performance for the year. An overweight to the financials sector and an underweight to utilities were positives for the strategy during the year.

Top contributors included MasterCard ("MA"), Facebook ("FB"), and Electronic Arts Inc. ("EA"). In our opinion, MA is well positioned to benefit from the ongoing global secular shift away from traditional cash and checks and towards electronic payments. FB was another strong performer for the Portfolio, with profits and revenues up double digits. Advertisers continue to embrace the core Facebook platform as well as its subsidiary Instagram. EA generated record net sales and operating cash flow in fiscal 2017 (announced on 9 May for the fiscal year ended 31 March); the company continues to successfully navigate its ongoing transition to digital, as well as increasing success with live services.

Top detractors included Cardinal Health, Inc. ("CAH"), the Kroger Co. ("KR"), and Allergan PLC ("AGN"). Generic drug pricing deflation as well as company spending initiatives hurt CAH's growth outlook resulting in investor disappointment. KR, which operates retail food and drug stores across the U.S., reported a mediocre earnings report, mostly explained by grocery price deflation that has troubled the entire industry. Additionally, news broke that Walmart, one of KR's competitors, may be kicking off a price war in the space. AGN detracted from the Portfolio's performance despite reporting strong results in early August, including a 9% increase in revenues. Investor's remain concerned on the patent integrity of AGN's leading product, Restatis.

Current Strategy and Outlook:

The team has been anticipating that the Tax Cuts and Jobs Act would eventually be passed and has been working to reposition the Portfolio to take advantage of this dynamic for much of the past year. We expect the "tax trade" to continue to be a tailwind to performance in 2018 as we continue to adhere to our contrarian process, using pessimism as a starting point to select potential investment candidates where we see the ability for long-term value creation for the Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio's performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Sector Diversification
as of December 31, 2017
(as a percentage of net assets)

Information Technology	24.0%
Financials	17.2%
Health Care	13.4%
Consumer Discretionary	12.5%
Consumer Staples	7.9%
Industrials	7.3%
Energy	7.3%
Materials	3.2%
Telecommunication Services	3.0%
Real Estate	1.2%
Utilities	0.7%
Assets in Excess of Other Liabilities*	2.3%
Net Assets	100.0%

*  Includes short-term investments.

Portfolio holdings are subject to change daily.

Top Ten Holdings
as of December 31, 2017*
(as a percentage of net assets)

Apple, Inc.	3.9%
JPMorgan Chase & Co.	3.7%
Berkshire Hathaway, Inc. — Class B	3.3%
Facebook, Inc.	3.2%
Microsoft Corp.	3.1%
Citigroup, Inc.	3.0%
Alphabet, Inc. — Class C	2.9%
Philip Morris International, Inc.	2.9%
Wells Fargo & Co.	2.7%
FedEx Corp.	2.7%

*  Excludes short-term investments.

Portfolio holdings are subject to change daily.

VY® COLUMBIA CONTRARIAN CORE PORTFOLIO

PORTFOLIO MANAGERS' REPORT

Average Annual Total Returns for the Periods Ended December 31, 2017
	1 Year	5 Year	10 Year
Class ADV	21.32%	15.30%	6.80%
Class I	21.96%	15.90%	7.34%
Class S	21.58%	15.59%	7.06%
Russell 1000® Index	21.69%	15.71%	8.59%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of VY® Columbia Contrarian Core Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

Prior to April 30, 2013, the Portfolio was managed by a different sub-adviser.

VY® COLUMBIA SMALL CAP VALUE II PORTFOLIO

PORTFOLIO MANAGERS' REPORT

VY® Columbia Small Cap Value II Portfolio (the "Portfolio") seeks long-term growth of capital. The Portfolio is managed by Christian K. Stadlinger, Ph.D., CFA, and Jarl Ginsberg, CFA, CAIA, Portfolio Managers, of Columbia Management Investment Advisors, LLC — the Sub-Adviser.

Performance: For the year ended December 31, 2017, the Portfolio's Class I shares provided a total return of 11.21% compared to the Russell 2000® Value Index, which returned 7.84% for the same period.

Portfolio Specifics: For the year, stocks were driven higher by a combination of accelerating economic growth, rising earnings, and the additional momentum from the prospect of tax reform. This led to sectors with the most sensitivity to economic growth generally outperforming. For the year, the Portfolio outperformed its benchmark, the Russell 2000® Value Index. Stock selection was the primary driver of outperformance. Strong stock selection in the industrials and information technology sectors contributed most to Portfolio outperformance relative to the benchmark. Stock selection was weakest in the energy and utilities sectors. The Portfolio was also aided by avoiding the underperforming telecommunication sector. Specific names that contributed to performance include:

Rogers Corporation, the technology company that designs and sells engineered materials and components, saw its shares rise steadily throughout the year as it plays a vital role in many advanced mobility and advanced connectivity applications such as Advanced Driver Assistance Systems, electric and hybrid electric vehicles and the latest generation of high performance wireless networks.

Merit Medical Systems, which designs and develops single-use medical products. The company reported strong first-quarter earnings, which propelled the stock higher. The company highlighted continued gross margin expansion as well as improving integration of recent acquisitions, which we believe should produce substantial upside going forward.

Children's Place, as the children's apparel and footwear company saw its shares rise after posting impressive third quarter results. It was equally impressive that these results came despite headwinds caused by three major hurricanes and record October heat.

One notable detractor for the Portfolio during the year was AK Steel Holding Corporation. The steelmaking company's shares fell throughout the year amid mounting pressure on the steel industry as well as pushback to President Trump's plan to curb steel imports. The company also posted a disappointing third quarter that led to shares selling off.

Current Strategy and Outlook: Our outlook as we enter into 2018 is similar to our thoughts at the end of the third quarter 2017. In our view, the global growth outlook appears to have improved recently as decent synchronized gross domestic product growth took hold in most parts of the world. In our opinion, this renewed growth will be good for earnings but not great as we enter the later stages of this economic cycle. We find that previous operating leverage has already improved margins back to very high levels. We believe a better growth outlook, coupled with the prospect of tax reform and normalizing interest rates, should benefit the small value space.

Our focus continues to be on companies with strong underlying earnings prospects and attractively priced shares. By identifying undervalued companies that we believe are exhibiting upward inflection points, we seek to be able to continue to avoid value traps and deliver strong returns.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio's performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Sector Diversification
as of December 31, 2017
(as a percentage of net assets)

Financials	31.9%
Industrials	14.6%
Consumer Discretionary	10.3%
Materials	8.6%
Information Technology	8.3%
Real Estate	7.0%
Energy	6.5%
Utilities	5.4%
Health Care	5.4%
Consumer Staples	0.6%
Assets in Excess of Other Liabilities*	1.4%
Net Assets	100.0%

*  Includes short-term investments.

Portfolio holdings are subject to change daily.

Top Ten Holdings
as of December 31, 2017*
(as a percentage of net assets)

Sterling Bancorp/DE	1.6%
Skywest, Inc.	1.5%
MGIC Investment Corp.	1.4%
First Industrial Realty Trust, Inc.	1.4%
Hancock Holding Co.	1.4%
Kennametal, Inc.	1.4%
Independent Bank Corp.	1.3%
Childrens Place Retail Stores, Inc.	1.3%
Union Bankshares Corp.	1.3%
Carpenter Technology Corp.	1.3%

*  Excludes short-term investments.

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS' REPORT

VY® COLUMBIA SMALL CAP VALUE II PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2017
	1 Year	5 Year	10 Year	Since Inception of Class S2 February 27, 2009
Class ADV	10.65%	13.95%	8.06%	—
Class I	11.21%	14.52%	8.61%	—
Class R6(1)	11.20%	14.51%	8.61%	—
Class S	10.92%	14.23%	8.33%	—
Class S2	10.77%	14.06%	—	18.08%
Russell 2000® Value Index	7.84%	13.01%	8.17%	17.58%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of VY® Columbia Small Cap Value II Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)  Class R6 incepted on May 3, 2016. The Class R6 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

VY® INVESCO COMSTOCK PORTFOLIO

PORTFOLIO MANAGERS' REPORT

VY® Invesco Comstock Portfolio (the "Portfolio") seeks capital growth and income. The Portfolio is managed by Kevin Holt, Lead Portfolio Manager, and Devin Armstrong, James Warwick, and Charles DyReyes each a Portfolio Manager of Invesco Advisers, Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2017, the Portfolio's Class S shares, provided a total return of 17.68% compared to the Russell 1000® Value Index and the S&P 500® Index, which returned 13.66% and 21.83%, respectively, for the same period.

Portfolio Specifics: Stock selection in and an overweight exposure to the financials sector were the largest contributors to the Portfolio's relative performance. Notably, within banks, Citigroup and Bank of America performed well for the reporting period, outperforming the sector and the Russell 1000® Value Index. Within diversified financials, Ally Financial and Morgan Stanley were top performers.

Strong stock selection in and an overweight exposure to the information technology sector also boosted the Portfolio's relative performance for the reporting period. Within hardware and equipment, NetApp and Cisco Systems were large contributors to relative Portfolio performance. Software and services companies, eBay, PayPal and Microsoft, as well as semiconductors and equipment company Qualcomm, were also large contributors to the Portfolio's relative performance.

Stock selection in energy stocks was also a large driver of Portfolio performance, with Royal Dutch Shell being a top contributor to returns relative to the Russell 1000® Value Index. However, the largest drivers of relative Portfolio performance were having no exposure to Exxon Mobil and not owning Schlumberger.

Being materially underweight in the telecommunication services sector and having no exposure to the real estate sector also helped relative Portfolio performance. The team has kept the Portfolio underweight in these sectors based on the opinion that valuations are unattractive.

Stock selection within the industrials sector also contributed to Portfolio performance relative to the Russell 1000® Value Index. Notably, Caterpillar was the largest contributor with returns of 75% for the fiscal year. Caterpillar reported consecutive quarters of improving revenue and profits and analysts upgraded the stock on projected strong demand for construction equipment. Being underweight General Electric also aided relative Portfolio performance, as the stock posted double-digit negative returns for the reporting period.

The Portfolio utilizes currency forward contracts to hedge foreign currency exposure. These instruments detracted from performance as the U.S. dollar weakened relative to the foreign currencies of the Portfolio's non-U.S. holdings.

The Portfolio's cash position, while 3% on average, was the largest detractor from relative Portfolio performance given the strong equity market.

Stock selection within the consumer discretionary sector also detracted from Portfolio performance relative to the Russell 1000® Value Index. Strong gains in Carnival Cruise were offset by poor performance from Advance Auto Parts when the company's stock price fell after missing earnings expectations and management projecting a drop in same-store-sales due to industry headwinds.

Current Strategy and Outlook: At the close of the reporting period, the Portfolio's financials sector weighting was overweight to the Russell 1000® Value Index, as we have a favorable view of large banks within financials. We also maintain a constructive view on the long-term prospects for our energy holdings as we believe supply and demand for oil should balance over time. The Portfolio's exposure to each sector has a higher beta than the Russell 1000® Value Index. Therefore, we expect that the Portfolio should be more sensitive to broad moves within these sectors for the foreseeable future.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio's performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Sector Diversification
as of December 31, 2017
(as a percentage of net assets)

Financials	33.6%
Energy	16.7%
Health Care	12.5%
Information Technology	11.4%
Industrials	8.1%
Consumer Discretionary	6.5%
Consumer Staples	3.5%
Materials	2.3%
Telecommunication Services	0.8%
Utilities	0.6%
Assets in Excess of Other Liabilities*	4.0%
Net Assets	100.0%

*  Includes short-term investments.

Portfolio holdings are subject to change daily.

Top Ten Holdings
as of December 31, 2017*
(as a percentage of net assets)

Citigroup, Inc.	5.8%
Bank of America Corp.	4.8%
JPMorgan Chase & Co.	3.7%
Cisco Systems, Inc.	2.8%
Suncor Energy, Inc.	2.3%
Royal Dutch Shell PLC — Class A ADR	2.3%
PNC Financial Services Group, Inc.	2.2%
Morgan Stanley	2.1%
Chevron Corp.	2.0%
General Motors Co.	1.9%

*  Excludes short-term investments.

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS' REPORT

VY® INVESCO COMSTOCK PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2017
	1 Year	5 Year	10 Year
Class ADV	17.31%	13.66%	7.41%
Class I	17.95%	14.24%	7.95%
Class S	17.68%	13.94%	7.69%
Russell 1000® Value Index	13.66%	14.04%	7.10%
S&P 500® Index	21.83%	15.79%	8.50%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of VY® Invesco Comstock Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

VY® INVESCO EQUITY AND INCOME PORTFOLIO

PORTFOLIO MANAGERS' REPORT

VY® Invesco Equity and Income Portfolio (the "Portfolio") seeks total return consisting of long-term capital appreciation and current income. The Portfolio is managed by Brian Jurkash, Thomas B. Bastian, CFA, Lead Portfolio Manager, Sergio Marcheli, Matthew Titus and Chuck Burge of Invesco Advisers, Inc. — the Sub-Adviser.*

Performance: For the year ended December 31, 2017, the Portfolio's Class S shares provided a total return of 10.62% compared to the Russell 1000® Value Index, Bloomberg Barclays U.S. Government/Credit Index and the 60% Russell 1000® Value Index/40% Bloomberg Barclays U.S. Government/Credit Index, which returned 13.66%, 4.00% and 9.75%, respectively, for the same period.

Portfolio Specifics: The financials sector was the largest contributor to the Portfolio's performance versus the Russell 1000® Value Index due to strong stock selection in and an overweight exposure to the sector. Specifically, Citigroup, Bank of America and Morgan Stanley were the Portfolio's top contributors. These companies benefited from investor optimism about future interest rates, an improving economy and lower corporate tax rates. Financials also benefited when the U.S. Federal Reserve Board's Comprehensive Capital Analysis and Review was better than expected, providing a favorable view of the financial strength of U.S. banks and their ability to return capital to their shareholders.

Stock selection in the telecommunication services sector, as well as underweight exposure relative to the Russell 1000® Value Index, contributed to relative portfolio performance. The Portfolio's lack of exposure to some of the weaker names in the sector, namely AT&T, helped on a relative basis as the sector posted negative returns for the year. Similarly, the Portfolio's lack of exposure to the real estate sector also contributed to relative returns. The Portfolio has remained materially underweight in these sectors because we believe they are overvalued, as investors have driven up stock prices in a quest for yield in a low-interest rate environment.

Stock selection in the consumer discretionary sector also benefited the Portfolio's performance relative to the Russell 1000® Value Index. Carnival was a key contributor in this sector. The stock performed well and posted returns of over 30% for the reporting period, leading the cruise operator to raise its outlook after reporting better pricing and strong forward-booking volumes for 2017. Michael Kors also contributed to the Portfolio's relative results. Mid-year, the company reported better-than-expected results and a better revenue outlook due to fewer promotions and increased sales within its high-end product lines.

Stock selection within the consumer staples sector was a large detractor from relative portfolio performance for the year. Specifically, Walgreen's Boots Alliance stock posted negative returns for the year after rumors emerged that Amazon (not a portfolio holding) may be entering the pharmacy space, driving investor concerns.

The Portfolio uses high grade bonds as a source of income and to dampen return volatility. Although the bond portion of the Portfolio posted positive returns for the reporting period, bonds generally underperformed equity markets and detracted from portfolio performance versus the Russell 1000® Value Index. Similarly, the Portfolio's allocation to convertible securities also posted positive returns on an absolute basis, but detracted from relative performance as convertibles underperformed the Russell 1000® Value Index. The Portfolio's cash position was a detractor in a strong equity market, as would be expected.

We used currency forward contracts for the purpose of hedging currency exposure of non-U.S.-based companies held in the Portfolio. Currency forward contracts were used solely for the purpose of hedging and not for speculative purposes or leverage. The use of currency forward contracts had a negative impact on the Portfolio's performance, largely due to the weakness of the U.S. dollar compared to the foreign currencies in which the Portfolio's non-U.S. holdings were denominated.

Current Strategy and Outlook: Equities finished 2017 with very strong gains, and many indexes reached record highs. We believe market volatility may return in 2018 given the possibility of slowing economic growth, higher interest rates and political gridlock leading up to the mid-term elections. As always, we seek to invest in companies with what we believe are attractive valuations and strong fundamentals, qualities that we believe will ultimately be reflected in those companies' stock prices.

At the end of the reporting period, the Portfolio's largest overweight exposures relative to the Russell 1000® Value Index were in the financials and energy sectors, while the largest underweight exposures were in the real estate and utilities sectors.

*  Effective June 1, 2017, James O. Roeder retired and was removed as a portfolio manager of the Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio's performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings
as of December 31, 2017*
(as a percentage of net assets)

Citigroup, Inc.	3.6%
United States Treasury Note, 1.875%, 12/15/20	3.4%
Bank of America Corp.	3.0%
United States Treasury Note, 1.750%, 11/30/19	2.8%
JPMorgan Chase & Co.	2.5%
United States Treasury Note, 2.000%, 11/30/22	2.5%
Morgan Stanley	2.0%
Citizens Financial Group, Inc.	1.7%
Royal Dutch Shell PLC — Class A	1.6%
Occidental Petroleum Corp.	1.5%

*  Excludes short-term investments.

Portfolio holdings are subject to change daily.

Sector Diversification
as of December 31, 2017
(as a percentage of net assets)

Financials	28.7%
Energy	12.4%
U.S. Treasury Obligations	10.6%
Health Care	7.3%
Information Technology	7.0%
Consumer Discretionary	5.2%
Industrials	4.3%
Consumer Staples	4.2%
Communications	4.0%
Consumer, Non-cyclical	3.1%
Technology	2.1%
Materials	1.5%
Telecommunication Services	1.2%
Consumer, Cyclical	1.0%
Utilities	0.6%
Basic Materials	0.2%
Federal Home Loan Mortgage Corporation	0.1%
Federal National Mortgage Association	0.1%
Municipal	0.1%
Assets in Excess of Other Liabilities*	6.3%
Net Assets	100.0%

*  Includes short-term investments.

Portfolio holdings are subject to change daily.

VY® INVESCO EQUITY AND INCOME PORTFOLIO

PORTFOLIO MANAGERS' REPORT

Average Annual Total Returns for the Periods Ended December 31, 2017
	1 Year	5 Year	10 Year	Since Inception of Class S2 February 27, 2009
Class ADV	10.32%	10.70%	6.68%	—
Class I	10.90%	11.26%	7.22%	—
Class S	10.62%	10.98%	6.95%	—
Class S2	10.48%	10.83%	—	12.82%
Russell 1000® Value Index	13.66%	14.04%	7.10%	17.33%
Bloomberg Barclays U.S. Government/Credit Index	4.00%	2.13%	4.08%	4.25%
60% Russell 1000® Value Index/40% Bloomberg Barclays U.S. Government/Credit Index	9.75%	9.28%	6.23%	12.18%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of VY® Invesco Equity and Income Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

VY® JPMORGAN MID CAP VALUE PORTFOLIO

PORTFOLIO MANAGERS' REPORT

VY® JPMorgan Mid Cap Value Portfolio (the "Portfolio") seeks growth from capital appreciation. The Portfolio is managed by Jonathan K.L. Simon, Lawrence Playford, CFA, and Gloria Fu, CFA, Managing Directors and Portfolio Managers of J.P. Morgan Investment Management Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2017, the Portfolio's Class S shares provided a total return of 13.72% compared to the Russell Midcap® Value Index (the "Index" or "Russell Midcap® Value"), which returned 13.34% for the same period.

Portfolio Specifics: The Portfolio outperformed the Index during the year. The combination of strong stock selection as well as our underweight position in the energy sector contributed most during the year. Stock selection in health-care and financials also proved helpful while weak stock selection in consumer staples and real estate detracted from results.

On a stock specific basis, Mohawk ("MHK") and Synopsys were top contributors. Investors responded positively to continued strong management execution at Mohawk, reflected in excellent operating results. Our favorable view of MHK is based on its leading market share position in flooring with its strong competitive advantage driven by, what we believe is, its best-in-class manufacturing and distribution. In our view, MHK's management team is high quality, consistently creating significant value for shareholders through mergers and acquisitions, further consolidating its leadership position, and capitalizing on the strong organic growth story in the global flooring industry. Technology has been the best-performing sector this year, which has caused Synopsys, a leader in electronic design automation software, to be a top contributor to performance. While our view of the company remains favorable, we trimmed the position given the magnitude of this year's outperformance, which has caused the valuation to be less compelling. That said, we maintain a position because Synopsys offers differentiated products and continues to deliver strong returns on invested capital. We continue to think that management will successfully execute and deliver growth amidst a consolidating chip industry.

Two stock-specific detractors from performance for the year were Newell Brands ("Newell") and Bed Bath & Beyond. Shares of Newell sold off after missing consensus expectations. While investors were disappointed to see higher spending, we actually view these investments positively. Newell has been proactive in growing its e-commerce channel (e-commerce now represents 10% of total sales). We continue to like the fact that Newell is a hybrid consumer staples/discretionary company and we still don't think potential cost savings from the recent Jarden merger are fully reflected in the valuation. We believe it is clear that the Bed Bath & Beyond business model remains in flux as digital strength is failing to offset brick-and-mortar weakness. Margins have been pressured by elevated expenses in direct to consumer shipping, coupons, advertising, payroll, and technology. Given additional downside risk, we exited our position. While the valuation is certainly inexpensive, we believe that the prospects of a turnaround will take longer than expected to materialize so we decided to exit the position.

Current Strategy and Outlook: In our opinion, we still see the best opportunities in financials given potential for rate normalization, regulatory easing and tax reform. Consequently, financials remain the largest sector position. Additionally, we find opportunities in high-quality shopping center REITs, which in our view should benefit from retailer bankruptcies, as they can re-lease at higher rates.

Alternatively, we have been trimming technology given outperformance, which makes valuations less compelling. As Amazon has changed consumer behavior within discretionary and staples, we prefer to own companies with differentiated brands, barriers to entry, and management capable of executing a successful omni-channel strategy. Finally, we have limited exposure to energy and industrials, given their cyclicality.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio's performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Sector Diversification
as of December 31, 2017
(as a percentage of net assets)

Financials	23.6%
Consumer Discretionary	16.6%
Real Estate	10.7%
Information Technology	9.1%
Utilities	8.4%
Industrials	8.4%
Consumer Staples	6.5%
Energy	6.2%
Health Care	6.2%
Materials	4.6%
Liabilities in Excess of Other Assets*	(0.3)%
Net Assets	100.0%

*  Includes short-term investments.

Portfolio holdings are subject to change daily.

Top Ten Holdings
as of December 31, 2017
(as a percentage of net assets)

Energen Corp.	2.1%
Mohawk Industries, Inc.	2.1%
EQT Corp.	1.9%
Loews Corp.	1.8%
M&T Bank Corp.	1.8%
Xcel Energy, Inc.	1.6%
CMS Energy Corp.	1.6%
Williams Cos., Inc.	1.6%
T. Rowe Price Group, Inc.	1.6%
WEC Energy Group, Inc.	1.6%

Portfolio holdings are subject to change daily.

VY® JPMORGAN MID CAP VALUE PORTFOLIO

PORTFOLIO MANAGERS' REPORT

Average Annual Total Returns for the Periods Ended December 31, 2017
	1 Year	5 Year	10 Year	Since Inception of Class S2 February 27, 2009
Class ADV	13.41%	13.57%	8.97%	—
Class I	14.04%	14.14%	9.51%	—
Class S	13.72%	13.85%	9.23%	—
Class S2	13.52%	13.68%	—	18.16%
Russell Midcap® Value	13.34%	14.68%	9.10%	19.84%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of VY® JPMorgan Mid Cap Value Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

VY® OPPENHEIMER GLOBAL PORTFOLIO

PORTFOLIO MANAGERS' REPORT

VY® Oppenheimer Global Portfolio (the "Portfolio") seeks capital appreciation. The Portfolio is managed by Rajeev Bhaman, CFA, John Delano, CFA, Portfolio Managers* of OppenheimerFunds, Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2017, the Portfolio's Class S shares provided a total return of 36.13% compared to the MSCI All Country World IndexSM, which returned 23.97% for the same period.

Portfolio Specifics: The Portfolio outperformed in 10 out of 11 sectors of the MSCI All Country World IndexSM this reporting period, led by stock selection in the consumer discretionary, health care and real estate sectors. The Portfolio underperformed within the materials sector, where our typical underweight position detracted from performance. On a country basis, the U.S., France, and Japan, were the strongest outperformers, due to stock selection. Detractors included stock selection in Spain, an underweight position in China, and the Portfolio's lack of exposure to South Korea.

Top contributors to performance this period included DLF Limited ("DLF"), Alphabet, and Kering. DLF Limited is an Indian real estate entity that has been undergoing a lengthy restructuring. Of late, more steps have been taken to reduce leverage and sell off a significant inventory of unsold properties. In our opinion, though the Indian real estate markets remain soft, DLF's management is taking the right steps to right size the portfolio and fix the balance sheet. In our opinion, Alphabet performed well, reflecting its advantage in a number of fast growing verticals. We see those advantages holding, and there remains significant optionality for the company, which we do not believe is, as yet, represented in its share value. Kering is the world's third-largest luxury goods conglomerate. Its flagship brand, Gucci, continued to demonstrate booming growth. Gucci maintains its focus on luxury goods in the upper price range and enjoys broad-based growth across customer groups and regions. The rest of the business lines have been performing roughly in line with expectations and have overall been benefiting from a more confident Asian consumer.

The most significant detractors from performance this period included TechnipFMC, Earthport, and Shire.

TechnipFMC is the global leader in offshore oil infrastructure equipment and services. The firm's competitive position strengthened with the FMC combination earlier in the year. The company operates under three reporting segments: Subsea, Surface, and Onshore/Offshore. Share weakness was partially due to lower oil prices earlier in the year, which constrains oil producers' capital spending budget, which can lead to lower inbound orders for TechnipFMC. We see tangible evidence that its various business segments, particularly in Subsea, are attracting wide customer interest and we believe are poised to gain market share in the coming years.

Shire is a diversified, Ireland-based specialty drug firm with increasing exposure to biologics manufacturing and rare diseases. The company's performance has partially been a result of supply disruptions for its one drug, Cinryze, and faster than expected erosion of another drug, Lialda. That being said, several other drugs within the firm's franchise have been performing strongly. We believe that Shire's wide range of drugs to treat various diseases including ADHD, rare genetic diseases and ulcerative colitis, buffers the company from one-product risk. We are confident in the long-term outlook for this company. Earthport provides cross-border payment services to banks and businesses. The company experienced declines after announcing it expected revenue to come in below market expectations for the year.

Current Strategy and Outlook: In our view, a good starting point for investing in companies that have the capacity to grow at an above average rate for a long period of time is to be thinking carefully about what economic ecosystems are expanding structurally. From this thought process we can develop investment themes, some of which can be populated by multiple companies/beneficiaries. Some of these themes today include the human desire for status and happiness. Within this broad idea, we believe we own some of the world's best luxury goods companies. The use of technology to advance the treatment of illnesses for which there is no cure, or the deepening electronic content of automobiles and trucks are others. None are present to capitalize on a market regime or cycle; instead they play upon trends which we believe will unfold over the next decade or more.

The market that we see before us, in our opinion, continues to carry above average headline valuations, and this is something to be mindful of. However, the level of interest rates we see today matters a lot. We believe if there ever were an environment where high multiples were to be the norm, it would be now. Growth is picking up and inflation is not picking up much. Were that to materially shift, then valuations may make much less sense.

We try to assemble a portfolio that is adaptable to most environments by emphasizing the quality and sustainability of purpose for each company we invest in. We believe businesses that have these two traits can weather an uncertain future.

*  Effective March 31, 2017, John Delano was added as a portfolio manager of the Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio's performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Geographic Diversification
as of December 31, 2017
(as a percentage of net assets)

United States	44.9%
Japan	14.2%
Germany	9.2%
United Kingdom	7.0%
France	6.1%
India	3.7%
Switzerland	3.2%
Netherlands	3.1%
China	2.4%
Spain	2.3%
Countries between 0.5%-1.2%^	2.4%
Assets in Excess of Other Liabilities*	1.5%
Net Assets	100.0%

*  Includes short-term investments.

^  Includes 3 countries, which each represents 0.5%-1.2% of net assets.

Portfolio holdings are subject to change daily.

Top Ten Holdings
as of December 31, 2017
(as a percentage of net assets)

Airbus SE	3.1%
Alphabet, Inc. — Class A	3.0%
LVMH Moet Hennessy Louis Vuitton SE	2.8%
Alphabet, Inc. — Class C	2.8%
Aetna, Inc.	2.7%
Nidec Corp.	2.5%
Citigroup, Inc.	2.5%
DLF Ltd.	2.4%
S&P Global, Inc.	2.4%
Facebook, Inc.	2.4%

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS' REPORT

VY® OPPENHEIMER GLOBAL PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2017
	1 Year	5 Year	10 Year	Since Inception of Class S2 February 27, 2009
Class ADV	35.82%	12.55%	6.66%	—
Class I	36.49%	13.13%	7.19%	—
Class S	36.13%	12.85%	6.93%	—
Class S2	35.92%	12.68%	—	16.56%
MSCI All Country World IndexSM	23.97%	10.80%	4.65%	14.49%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of VY® Oppenheimer Global Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

VY® PIONEER HIGH YIELD PORTFOLIO

PORTFOLIO MANAGERS' REPORT

VY® Pioneer High Yield Portfolio (the "Portfolio") seeks to maximize total return through income and capital appreciation. The Portfolio is managed by Tracy Wright, Senior Vice President, Lead Portfolio Manager, Matthew Shulkin, CFA, Vice President, Portfolio Manager*, and Andrew Feltus, Director of High Yield and Senior Vice President of Amundi Pioneer Asset Management, Inc. — the Sub-Adviser**.

Performance: For the year ended December 31, 2017, the Portfolio's Class I shares provided a total return of 7.36% compared to the ICE BofAML U.S. High Yield Index and the ICE BofAML Speculative Grade U.S. Convertible Index, which returned 7.48% and 14.29%, respectively, for the same period.

Portfolio Specifics: Sector allocation was the most significant contributor to the Portfolio's relative performance during the one-year period. The out-of-benchmark allocations to convertible bonds and equities outperformed corporate high yield, with the majority of that return coming from the healthcare sector. Healthcare was also the biggest supplier of absolute and relative performance within the corporate high yield allocation.

The Portfolio's underweight positioning in the lower-rated CCC and below, including distressed, quality tiers was a negative contributor to relative performance, as the more speculative rated credits significantly outperformed during the period. From a total return perspective, we utilize convertible bonds as a means to offset the underweight to CCC rated bonds, and to capture the upside in equities. Overall, the impact of the ratings mix was slightly positive, supported by the benefit from the "not-rated" securities (largely convertibles and equities).

Securities contributing to performance included the corporate bond positions in Valeant Pharmaceuticals and Scientific Games International. The decision to add exposure to Valeant Pharmaceuticals after a severe sell-off in the name aided performance, as the bond was supported by the company's efforts to sell assets and pay down debt. Our overweight position in gambling products company Scientific Games was a strong contributor to results as management restructuring initiatives led to significantly improved operating results. Within equities, the positions in Aetna and Emergent BioSolutions (a convertible bond recently converted to equity) were significant outperformers. Having underperformed for the great part of 2017, the healthcare and specialty pharma sectors rebounded in the fourth quarter.

Securities detracting from performance, during the year, included the corporate bond positions in PetSmart, Frontier Communications and Windstream, which is unsurprising given the secular challenges faced by both the retail and telecommunication sectors in 2017.

Current Strategy and Outlook: We continue to remain overweight the healthcare sector. We believe the sector may be poised to benefit from further capital appreciation in 2018. We had been overweight homebuilders, having recently reduced exposure as the sector had a strong year. We remain underweight retail which, in our view, continues to struggle, and historically is a sector that has exhibited low recovery rates. High yield experienced another strong year in 2017, following 2016's blockbuster year. We do not expect similar returns going into 2018, but believe fundamentals remain strong and returns will be more consistent. In our opinion, corporate health is good while defaults remain low. Spreads are tight, but we do not see any catalysts for spread widening. We will continue to invest in out-of-benchmark sectors such as bank loans and convertible bonds. Bank loans continue to benefit from higher coupons as a result of higher LIBOR rates. We believe that bank loans also have high credit quality and provide an additional diversification to the Portfolio. We expect that convertible bonds will continue to be utilized, although new issuance has been limited, to enhance the Portfolio's total return without the need to invest further down in the lower quality rating tiers.

*  Effective October 1, 2017, Matthew Shulkin was added as a portfolio manager to the Portfolio.

**  Pioneer Investment Management, Inc. was acquired by Amundi S.A. As a result, the name was changed to Amunid Pioneer Asset Management, Inc.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio's performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Investment Type Allocation
as of December 31, 2017
(as a percentage of net assets)

Corporate Bonds/Notes	73.9%
Convertible Bonds/Notes	8.3%
Bank Loans	3.8%
Common Stock	3.2%
Preferred Stock	1.6%
Warrants**	0.0%
Foreign Government Bonds**	0.0%
Assets in Excess of Other Liabilities*	9.2%
Net Assets	100.0%

*  Includes short-term investments.

**  Amount less than 0.05%.

Portfolio holdings are subject to change daily.

Top Ten Holdings
as of December 31, 2017*
(as a percentage of net assets)

Sprint Corp., 7.250%, 09/15/21	1.7%
Valeant Pharmaceuticals International, Inc., 5.875%, 05/15/23	1.6%
Wells Fargo & Co.	0.8%
HCA, Inc., 5.375%, 02/01/25	0.8%
Crown Cork & Seal Co., Inc., 7.375%, 12/15/26	0.7%
Royal Bank of Scotland Group PLC, 8.000%, 12/31/99	0.7%
Level 3 Financing, Inc., 5.250%, 03/15/26	0.7%
Forest City Realty Trust, Inc.	0.7%
Scientific Games International, Inc., 10.000%, 12/01/22	0.6%
Fly Leasing Ltd., 6.375%, 10/15/21	0.6%

*  Excludes short-term investments.

Portfolio holdings are subject to change daily.

VY® PIONEER HIGH YIELD PORTFOLIO

PORTFOLIO MANAGERS' REPORT

Average Annual Total Returns for the Periods Ended December 31, 2017
	1 Year	5 Year	10 Year
Class I	7.36%	5.70%	7.89%
Class S	7.19%	5.45%	7.62%
ICE BofAML U.S. High Yield Index	7.48%	5.80%	7.89%
ICE BofAML Speculative Grade U.S. Convertible Index	14.29%	9.54%	7.42%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of VY® Pioneer High Yield Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

VY® T. ROWE PRICE DIVERSIFIED MID CAP GROWTH PORTFOLIO

PORTFOLIO MANAGERS' REPORT

VY® T. Rowe Price Diversified Mid Cap Growth Portfolio (the "Portfolio") seeks long-term capital appreciation. The Portfolio is managed by Donald J. Peters, Vice President, and Donald J. Easley, CFA, Vice President, Portfolio Managers of T. Rowe Price Associates, Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2017, the Portfolio's Class S shares provided a total return of 24.46% compared to the S&P MidCap 400® Index and the Russell Midcap® Growth Index, which returned 16.24% and 25.27%, respectively, for the same period.

Portfolio Specifics: The Portfolio underperformed the Russell Midcap® Growth Index after fees and expenses but outperformed the Russell Midcap® Growth Index before the deduction of fees and expenses. Consumer staples benefited relative results, due to stock selection. Leading contributors within the sector included Tyson Foods, a producer and processor of chicken, beef, and pork. Shares traded higher after the company reported better-than-expected topline and bottom-line results, primarily driven by the sustained strength of the company's beef and pork segments. We continue to like Tyson Foods' focus on increasing its higher-margin prepared-food business, which we believe improves product diversity and could lead to stronger, less volatile earnings over the long term.

The consumer discretionary sector also contributed to relative results, due to stock selection and an underweight position. Within the sector, Wayfair, an online retailer offering home furnishing and décor across a variety of styles and price points, helped performance. Shares traded higher due to a confluence of positive events including strong North American sales driving topline growth momentum, a mix-shift in categories and geography driving margin expansion, and continued penetration of private-label offerings. Also in the sector, Ferrari performed well. The company manufactures high performance supercars and participates as a constructor team in Formula 1 racing. Shares climbed as the company exceeded expectations due to volume growth, a positive price mix, and growth in engine sales to Maserati. We have confidence in Chief Executive Officer Sergio Marchionne's ability to drive sustained growth through new model launches and a focus on margin expansion. Burlington Stores is the third-largest off-price retailer in the U.S., providing branded clothing, footwear, accessories, home goods, and coats. Growth in traffic, a high conversion rate, and higher average sales thanks to increases in units per transaction and average unit price drove higher-than-expected same-store sales, while decreased markdowns and higher initial markups contributed to expanded margins. We believe the company is on the right side of a secular trend and has the building blocks to execute and deliver consistent growth.

Conversely, the information technology sector hindered relative performance, due to security selection and an underweight position. Detractors in the sector include Sabre, which provides data-driven business intelligence, as well as mobile, distribution, and software-as-a-service solutions to the global travel and tourism industry. Shares retreated after disappointing results and lowered guidance for the airline and hospitality solutions business as revenue was lighter than expected and margins narrowed due to costs from a cybersecurity breach, increased investment, operating expenses, and lost revenue associated with halting the implementation of a reservation system, as well as lost bookings from the insolvency of a travel agency. Stock selection in the materials sector also detracted from relative results.

Current Strategy and Outlook: The stock market has continued to "melt up" in recent months, extending an already exceptional bull market, both in magnitude and duration. While a sense that the good times cannot continue forever might call for some caution, we are also moderately concerned about valuations, which in our opinion seem, if not in bubble territory, also not encouraging of further near-term gains. The market's steady advance has also made it more difficult to find entry points to add new positions to the Portfolio. This is true even of the industrials sector, long a favored hunting ground of ours because of an abundance of what we have believe are reasonably valued growth stocks.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio's performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Sector Diversification
as of December 31, 2017
(as a percentage of net assets)

Information Technology	27.2%
Industrials	18.7%
Consumer Discretionary	15.3%
Health Care	13.8%
Financials	8.0%
Consumer Staples	5.8%
Materials	5.2%
Real Estate	3.3%
Energy	1.7%
Utilities	0.6%
Telecommunication Services	0.3%
Assets in Excess of Other Liabilities*	0.1%
Net Assets	100.0%

*  Includes short-term investments.

Portfolio holdings are subject to change daily.

Top Ten Holdings
as of December 31, 2017
(as a percentage of net assets)

Ross Stores, Inc.	1.0%
Microchip Technology, Inc.	0.9%
Progressive Corp.	0.9%
Fiserv, Inc.	0.9%
Fidelity National Information Services, Inc.	0.9%
SBA Communications Corp.	0.9%
Vantiv, Inc.	0.9%
Dollar General Corp.	0.8%
Vulcan Materials Co.	0.8%
ServiceNow, Inc.	0.8%

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS' REPORT

VY® T. ROWE PRICE DIVERSIFIED MID CAP GROWTH PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2017
	1 Year	5 Year	10 Year	Since Inception of Class S2 February 27, 2009
Class ADV	24.12%	15.05%	8.94%	—
Class I	24.81%	15.63%	9.48%	—
Class R6(1)	24.81%	15.66%	9.49%	—
Class S	24.46%	15.34%	9.20%	—
Class S2	24.28%	15.16%	—	19.19%
S&P MidCap 400® Index	16.24%	15.01%	9.97%	19.55%
Russell Midcap® Growth Index	25.27%	15.30%	9.10%	19.61%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of VY® T. Rowe Price Diversified Mid Cap Growth Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)  Class R6 incepted on May 3, 2016. The Class R6 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

VY® T. ROWE PRICE GROWTH EQUITY PORTFOLIO

PORTFOLIO MANAGERS' REPORT

VY® T. Rowe Price Growth Equity Portfolio (the "Portfolio") seeks long-term growth through investments in stocks. The Portfolio is managed by Joseph B. Fath, Vice President and Portfolio Manager of T. Rowe Price Associates, Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2017, the Portfolio's Class I shares, provided a total return of 33.58% compared to the S&P 500® Index and the Russell 1000® Growth Index, which returned 21.83% and 30.21%, respectively, for the same period.

Portfolio Specifics: Stock selection was the main reason for relative outperformance by the Portfolio, but sector weighting was also notably positive. Information technology was the leading relative outperformer, due to stock selection and significant overweighting against the S&P 500® Index. The absence of energy stocks benefited performance as it was the weakest sector in the S&P 500® Index. Health care outperformed driven by stock selection. Financials was the largest detractor, due to stock selection and significant underweighting. The absence of materials stocks hurt results.

Information technology was the leading relative outperformer. Shares of PayPal, the leading pure-play digital wallet, rose over the past year as it delivered solid results across a broad range of metrics, including total payment volume and active accounts. Higher-than-expected revenue growth in its gaming and cloud-computing businesses helped drive shares of Tencent Holdings higher over the past year. We believe the company, which operates the dominant social media platform in China, is the best-positioned mobile Internet player in the region with its WeChat messaging service and portfolio of other promising assets. In our opinion, the company's large traffic base provides significant opportunities to monetize its efforts in online payments, Internet finance, cloud computing, and subscription-based content. Shares of Alibaba Group Holding rallied sharply over the past year, with results consistently exceeding expectations, driven by the strength in its core Chinese e-commerce business.

Health care outperformed. Vertex Pharmaceuticals demonstrated strong stock gains thanks in large part to successful results from its Phase III clinical trial for a new drug designed to treat patients with cystic fibrosis. The population served by its existing treatment did well in the trial, without the same tolerability issues. More importantly, the drug is now approved for a wider patient population, thereby raising the long-term potential of the company's cystic fibrosis franchise. Intuitive Surgical shares climbed on accelerated growth in the number of global procedures being performed by da Vinci, the company's robotic surgical system. Procedure growth — the engine of the business model — could get an additional boost as the company rolls out its new and more affordable system (da Vinci X), which should afford the opportunity for expansion into many more hospitals.

Financials was the largest relative detractor. Stock selection weighed on relative performance over the year.

Current Strategy and Outlook: U.S. stocks posted strong returns in 2017, buoyed by solid corporate earnings and economic growth. Throughout the year, hopes that President Trump's proposals for lower tax rates, reduced regulation, and increased infrastructure spending would be enacted supported the market. While the U.S. Federal Reserve Board raised its interest rate target three times in 2017, the central bank's moves were widely expected and did not disrupt equity markets. Most major stock indexes finished the year near record levels amid expectations that the new tax law would add to economic growth in 2018.

In our opinion, the current environment is almost an ideal one for equities, with elevated prices for a range of assets and high expectations for profit and economic growth encouraging investors to accept a higher level of risk. The strong earnings performance of 2017 will set a higher bar for year-over-year profit comparisons but investors are likely to look past some slowing in earnings growth if the overall economy remains healthy. Nevertheless, we believe market leadership is likely to narrow as the bull market ages even further. We are on the lookout for a regulatory attack on leading technology and Internet firms, which, in our opinion, could result in widespread disruption in the markets.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio's performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Sector Diversification
as of December 31, 2017
(as a percentage of net assets)

Information Technology	42.4%
Consumer Discretionary	16.9%
Health Care	15.3%
Industrials	11.2%
Financials	5.9%
Real Estate	3.0%
Consumer Staples	2.2%
Utilities	1.7%
Telecommunication Services	0.5%
Consumer, Cyclical	0.3%
Assets in Excess of Other Liabilities*	0.6%
Net Assets	100.0%

*  Includes short-term investments.

Portfolio holdings are subject to change daily.

Top Ten Holdings
as of December 31, 2017
(as a percentage of net assets)

Apple, Inc.	6.2%
Amazon.com, Inc.	6.1%
Microsoft Corp.	4.3%
Facebook, Inc.	4.0%
The Priceline Group, Inc.	3.7%
Alphabet, Inc. — Class C	2.8%
Alibaba Group Holding Ltd. ADR	2.7%
Boeing Co.	2.6%
Alphabet, Inc. — Class A	2.5%
Visa, Inc. — Class A	2.5%

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS' REPORT

VY® T. ROWE PRICE GROWTH EQUITY PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2017
	1 Year	5 Year	10 Year	Since Inception of Class S2 February 27, 2009
Class ADV	32.91%	17.27%	9.41%	—
Class I	33.58%	17.86%	9.95%	—
Class S	33.25%	17.56%	9.68%	—
Class S2	33.06%	17.39%	—	19.08%
S&P 500® Index	21.83%	15.79%	8.50%	18.22%
Russell 1000® Growth Index	30.21%	17.33%	10.00%	19.39%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of VY® T. Rowe Price Growth Equity Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

VY® TEMPLETON FOREIGN EQUITY PORTFOLIO

PORTFOLIO MANAGERS' REPORT

VY® Templeton Foreign Equity Portfolio (the "Portfolio") seeks long-term capital growth. The Portfolio is managed by Antonio T. Docal, CFA and Executive Vice President, Peter A. Nori, CFA and Executive Vice President, and Matthew R. Nagle, CFA and Vice President, Portfolio Managers of Templeton Investment Counsel, LLC — the Sub-Adviser*.

Performance: For the year ended December 31, 2017, the Portfolio's Class I shares provided a total return of 22.35% compared to the MSCI All Country World ex-U.S. IndexSM ("MSCI ACWI ex-U.S.") and the MSCI EAFE® Index, which returned 27.19% and 25.03%, respectively, for the same period.

Portfolio Specifics: International equities rallied in 2017 as investors looked beyond political turmoil and nascent monetary policy tightening and focused on global growth and fiscal stimulus that could potentially help earnings growth. The Portfolio delivered solid absolute gains, but trailed MSCI ACWI ex-U.S. as a still-challenging backdrop for value investors contributed to stock-specific setbacks.

Health care was the biggest sector detractor on a relative basis, pressured by stock selection and overweighting. Israeli generic drug-maker Teva Pharmaceutical Industries declined after reducing its guidance, leading to concerns about its debt profile. Our analysis indicates that Teva does not have a liquidity problem and should be able to deliver on a more conservative outlook. The health care sector remains subject to concerns about generic competition, regulatory scrutiny and a consolidating payor industry, all of which we believe are overstated and addressable.

Stock-specific weakness and an underweighting in consumer discretionary also hurt relative results. Shares of Luxembourg-based SES, a satellite and network services provider, declined after a string of disappointing results cast doubts on management's credibility. The stock was recently trading at replacement cost, in our view, for a business with very high barriers to entry and valuable orbital satellite slots that cannot be replicated. The addition of high single-digit dividend and free cash flow yields, as well as a contract backlog equivalent to four years of revenue, leads us to believe the stock remains undervalued.

Company-specific pressures also negatively impacted industrials holdings, with UK defense contractor BAE Systems finishing as that sector's biggest relative detractor. Shares underperformed due to concerns about potential weakness in UK defense spending amid Brexit uncertainty and recovering Labour party momentum. Such concerns look fully discounted in BAE's share price, in our view, though we see limited implications for the company, which sources 80% of revenues outside the UK. Continued progress addressing the firm's pension deficit could also support shares in the intermediate term.

Turning to relative contributors, stock selection drove the Portfolio's underweighted financials holdings to outperform, led by Asian and European lenders. Select European and Asian markets are benefiting from an economic upturn and the potential for incrementally tighter monetary policy, which we believe can improve the earnings prospects for the Portfolio's financials holdings. Stock selection and an underweighting in utilities also benefited relative performance.

Regionally, stock-specific weakness among underweighted Asian and overweighted European holdings detracted from relative results.

During the period, the U.S. dollar declined in value against most foreign currencies, which helped the Portfolio's performance because investments in securities with non-U.S. currency exposure appreciated as the dollar declined. However, one cannot expect the same result in future periods.

Current Strategy and Outlook: After outperforming growth in 2016, value lagged growth in 2017 by the most in two decades, marking the tenth year out of the past eleven that global value has underperformed global growth. We believe value's headwinds stem largely from unconventional monetary policy, which, since the global financial crisis, has depressed interest rates and sent investors out the risk curve in search of growth and yield. We believe these policies are unsustainable for three reasons. First, they increase social inequality, which has political consequences; second, they inflate asset prices, which creates stability risks; and third, rising inflationary pressures and falling unemployment give data-dependent central bankers cause to begin reversing such policies. As policies transition, we believe the mature cycle could eventually change, and with it the conditions hostile to value. We would not want to own the leaders of the last cycle during this transition: the growth stocks and bond proxies trading at valuations we consider expensive. However, the stocks left behind — those of companies whose long-term fundamentals have been overlooked and undervalued by a myopic market — appear to us well positioned over a long-term investment horizon we believe is likely to include an inflection point in this mature cycle.

*  Effective December 31, 2017, Cindy Sweeting was removed as a portfolio manager of the Portfolio and Matthew R. Nagle was added as a portfolio manager of the Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio's performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Geographic Diversification
as of December 31, 2017
(as a percentage of net assets)

United Kingdom	19.9%
Japan	12.7%
Germany	11.3%
France	9.3%
China	7.1%
South Korea	5.9%
Switzerland	5.2%
Netherlands	5.0%
Hong Kong	3.6%
Singapore	3.3%
Countries between 0.1%-2.4%^	14.9%
Assets in Excess of Other Liabilities*	1.8%
Net Assets	100.0%

*  Includes short-term investments.

^  Includes 12 countries, which each represents 0.1%-2.4% of net assets.

Portfolio holdings are subject to change daily.

Top Ten Holdings
as of December 31, 2017
(as a percentage of net assets)

Samsung Electronics Co., Ltd. GDR	3.1%
BP PLC	2.9%
Royal Dutch Shell PLC — Class B	2.7%
HSBC Holdings PLC (HKD)	2.0%
Vodafone Group PLC	1.8%
BNP Paribas	1.8%
Standard Chartered PLC	1.8%
Housing Development Finance Corp.	1.8%
Roche Holding AG	1.8%
BAE Systems PLC	1.7%

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS' REPORT

VY® TEMPLETON FOREIGN EQUITY PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2017
	1 Year	5 Year	10 Year	Since Inception of Class S2 February 27, 2009
Class ADV	21.66%	5.70%	1.46%	—
Class I	22.35%	6.24%	1.95%	—
Class S	22.00%	5.98%	1.69%	—
Class S2	21.90%	5.82%	—	10.70%
MSCI ACWI ex-U.S.	27.19%	6.80%	1.84%	11.74%
MSCI EAFE® Index	25.03%	7.90%	1.94%	11.64%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of VY® Templeton Foreign Equity Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2017 to December 31, 2017. The Portfolios' expenses are shown without the imposition of any charges which are, or may be, imposed under your variable annuity contract, variable life insurance policy, qualified pension, or retirement plan. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, "Actual Portfolio Return," provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, "Hypothetical (5% return before expenses)," provides information about hypothetical account values and hypothetical expenses based on a Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Portfolio Return				Hypothetical (5% return before expenses)
Voya Global Bond Portfolio	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2017*	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2017*
Class ADV	$1,000.00	$1,034.00	1.10%	$5.64	$1,000.00	$1,019.66	1.10%	$5.60
Class I	1,000.00	1,037.10	0.60	3.08	1,000.00	1,022.18	0.60	3.06
Class S	1,000.00	1,035.80	0.85	4.36	1,000.00	1,020.92	0.85	4.33
VY® American Century Small-Mid Cap Value Portfolio
Class ADV	$1,000.00	$1,069.80	1.36%	$7.10	$1,000.00	$1,018.35	1.36%	$6.92
Class I	1,000.00	1,073.10	0.86	4.49	1,000.00	1,020.87	0.86	4.38
Class S	1,000.00	1,071.10	1.11	5.79	1,000.00	1,019.61	1.11	5.65
Class S2	1,000.00	1,071.20	1.26	6.58	1,000.00	1,018.85	1.26	6.41
VY® Baron Growth Portfolio
Class ADV	$1,000.00	$1,087.20	1.49%	$7.84	$1,000.00	$1,017.69	1.49%	$7.58
Class I	1,000.00	1,090.10	0.99	5.22	1,000.00	1,020.21	0.99	5.04
Class R6	1,000.00	1,090.00	0.99	5.22	1,000.00	1,020.21	0.99	5.04
Class S	1,000.00	1,088.90	1.24	6.53	1,000.00	1,018.95	1.24	6.31
Class S2	1,000.00	1,088.00	1.39	7.32	1,000.00	1,018.20	1.39	7.07

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Actual Portfolio Return				Hypothetical (5% return before expenses)
VY® Columbia Contrarian Core Portfolio	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2017*	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2017*
Class ADV	$1,000.00	$1,095.50	1.21%	$6.39	$1,000.00	$1,019.11	1.21%	$6.16
Class I	1,000.00	1,098.60	0.71	3.76	1,000.00	1,021.63	0.71	3.62
Class S	1,000.00	1,096.90	0.96	5.07	1,000.00	1,020.37	0.96	4.89
VY® Columbia Small Cap Value II Portfolio
Class ADV	$1,000.00	$1,093.50	1.37%	$7.23	$1,000.00	$1,018.30	1.37%	$6.97
Class I	1,000.00	1,096.00	0.87	4.60	1,000.00	1,020.82	0.87	4.43
Class R6	1,000.00	1,095.90	0.87	4.60	1,000.00	1,020.82	0.87	4.43
Class S	1,000.00	1,094.10	1.12	5.91	1,000.00	1,019.56	1.12	5.70
Class S2	1,000.00	1,093.50	1.27	6.70	1,000.00	1,018.80	1.27	6.46
VY® Invesco Comstock Portfolio
Class ADV	$1,000.00	$1,137.10	1.23%	$6.63	$1,000.00	$1,019.00	1.23%	$6.26
Class I	1,000.00	1,139.70	0.73	3.94	1,000.00	1,021.53	0.73	3.72
Class S	1,000.00	1,138.30	0.98	5.28	1,000.00	1,020.27	0.98	4.99
VY® Invesco Equity and Income Portfolio
Class ADV	$1,000.00	$1,060.90	1.14%	$5.92	$1,000.00	$1,019.46	1.14%	$5.80
Class I	1,000.00	1,063.70	0.64	3.33	1,000.00	1,021.98	0.64	3.26
Class S	1,000.00	1,062.40	0.89	4.63	1,000.00	1,020.72	0.89	4.53
Class S2	1,000.00	1,061.70	1.02	5.30	1,000.00	1,020.06	1.02	5.19
VY® JPMorgan Mid Cap Value Portfolio
Class ADV	$1,000.00	$1,068.30	1.37%	$7.14	$1,000.00	$1,018.30	1.37%	$6.97
Class I	1,000.00	1,071.00	0.87	4.54	1,000.00	1,020.82	0.87	4.43
Class S	1,000.00	1,069.60	1.12	5.84	1,000.00	1,019.56	1.12	5.70
Class S2	1,000.00	1,068.60	1.27	6.62	1,000.00	1,018.80	1.27	6.46
VY® Oppenheimer Global Portfolio
Class ADV	$1,000.00	$1,134.80	1.25%	$6.73	$1,000.00	$1,018.90	1.25%	$6.36
Class I	1,000.00	1,138.10	0.75	4.04	1,000.00	1,021.42	0.75	3.82
Class S	1,000.00	1,136.60	1.00	5.39	1,000.00	1,020.16	1.00	5.09
Class S2	1,000.00	1,135.40	1.15	6.19	1,000.00	1,019.41	1.15	5.85
VY® Pioneer High Yield Portfolio
Class I	$1,000.00	$1,025.50	0.71%	$3.62	$1,000.00	$1,021.63	0.71%	$3.62
Class S	1,000.00	1,024.20	0.96	4.90	1,000.00	1,020.37	0.96	4.89
VY® T. Rowe Price Diversified Mid Cap Growth Portfolio
Class ADV	$1,000.00	$1,104.20	1.27%	$6.74	$1,000.00	$1,018.80	1.27%	$6.46
Class I	1,000.00	1,106.80	0.77	4.09	1,000.00	1,021.32	0.77	3.92
Class R6	1,000.00	1,105.90	0.77	4.09	1,000.00	1,021.32	0.77	3.92
Class S	1,000.00	1,104.60	1.02	5.41	1,000.00	1,020.06	1.02	5.19
Class S2	1,000.00	1,103.90	1.17	6.20	1,000.00	1,019.31	1.17	5.96

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Actual Portfolio Return				Hypothetical (5% return before expenses)
VY® T. Rowe Price Growth Equity Portfolio	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2017*	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2017*
Class ADV	$1,000.00	$1,115.20	1.23%	$6.56	$1,000.00	$1,019.00	1.23%	$6.26
Class I	1,000.00	1,118.00	0.73	3.90	1,000.00	1,021.53	0.73	3.72
Class S	1,000.00	1,116.80	0.98	5.23	1,000.00	1,020.27	0.98	4.99
Class S2	1,000.00	1,115.90	1.13	6.03	1,000.00	1,019.51	1.13	5.75
VY® Templeton Foreign Equity Portfolio
Class ADV	$1,000.00	$1,071.10	1.40%	$7.31	$1,000.00	$1,018.15	1.40%	$7.12
Class I	1,000.00	1,074.20	0.90	4.71	1,000.00	1,020.67	0.90	4.58
Class S	1,000.00	1,072.90	1.15	6.01	1,000.00	1,019.41	1.15	5.85
Class S2	1,000.00	1,071.90	1.30	6.79	1,000.00	1,018.65	1.30	6.61

*  Expenses are equal to each Portfolio's respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors
Voya Partners, Inc.:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Voya Global Bond Portfolio, VY® American Century Small-Mid Cap Value Portfolio, VY® Baron Growth Portfolio, VY® Columbia Contrarian Core Portfolio, VY® Columbia Small Cap Value II Portfolio, VY® Invesco Comstock Portfolio, VY® Invesco Equity and Income Portfolio, VY® JPMorgan Mid Cap Value Portfolio, VY® Oppenheimer Global Portfolio, VY® Pioneer High Yield Portfolio, VY® T. Rowe Price Diversified Mid Cap Growth Portfolio, VY® T. Rowe Price Growth Equity Portfolio, and VY® Templeton Foreign Equity Portfolio (the "Funds"), each a series of Voya Partners, Inc., including the summary portfolios of investments, as of December 31, 2017, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the "financial statements") and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of December 31, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Voya investment companies since 1975.

Boston, Massachusetts
February 22, 2018

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2017

	Voya Global Bond Portfolio	VY® American Century Small-Mid Cap Value Portfolio	VY® Baron Growth Portfolio	VY® Columbia Contrarian Core Portfolio
ASSETS:
Investments in securities at fair value+*	$163,648,906	$366,664,833	$754,530,107	$317,222,394
Investments in affiliates at fair value**	54,035,335	—	—	—
Short-term investments at fair value***	14,287,528	23,458,116	—	9,024,466
Cash	159,246	3,201	338	—
Cash collateral for futures	1,320,113	—	—	—
Cash pledged for centrally cleared swaps (Note 2)	1,778,000	—	—	—
Foreign currencies at value****	521,399	—	—	—
Foreign cash collateral for futures*****	11,357	—	—	—
Receivables:
Investment securities sold	878	1,262,426	7,598,059	293,360
Fund shares sold	163,009	119,964	144,975	9,663
Dividends	8,393	694,077	965,361	290,291
Interest	1,497,046	—	—	—
Unrealized appreciation on forward foreign currency contracts	2,550,196	3,224	—	—
Variation margin receivable on centrally cleared swaps	15,055	—	—	—
Prepaid expenses	937	1,491	2,978	1,351
Reimbursement due from manager	12,360	37,264	—	55,709
Other assets	14,444	9,721	30,834	14,057
Total assets	240,024,202	392,254,317	763,272,652	326,911,291
LIABILITIES:
Payable for investment securities purchased	292,806	964,119	—	1,694,357
Payable for fund shares redeemed	224,014	115,201	602,641	186,731
Payable upon receipt of securities loaned	7,139,528	13,124,344	—	—
Unrealized depreciation on forward foreign currency contracts	1,202,545	135,692	—	—
Cash received as collateral for OTC derivatives (Note 2)	630,000	—	—	—
Payable for investment management fees	116,224	346,297	619,430	249,363
Payable for distribution and shareholder service fees	19,396	72,796	148,637	73,385
Payable to directors under the deferred compensation plan (Note 6)	14,444	9,721	30,834	14,057
Payable for directors fees	1,145	1,817	3,772	1,633
Payable for borrowings against line of credit	—	—	2,189,000	—
Other accrued expenses and liabilities	58,356	66,490	115,336	53,081
Written options, at fair value^	1,903,395	—	—	—
Total liabilities	11,601,853	14,836,477	3,709,650	2,272,607
NET ASSETS	$228,422,349	$377,417,840	$759,563,002	$324,638,684
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$222,991,690	$295,212,737	$198,344,095	$220,831,911
Undistributed (distributions in excess of) net investment income or accumulated net investment loss	5,889,353	4,223,160	(23,339)	2,602,940
Accumulated net realized gain (loss)	(1,644,142)	35,291,755	69,973,526	29,253,197
Net unrealized appreciation	1,185,448	42,690,188	491,268,720	71,950,636
NET ASSETS	$228,422,349	$377,417,840	$759,563,002	$324,638,684
+ Including securities loaned at value	$6,978,696	$12,815,847	$—	$—
* Cost of investments in securities	$161,817,913	$323,842,547	$263,261,387	$245,271,757
** Cost of investments in affiliates	$59,523,505	$—	$—	$—
*** Cost of short-term investments	$14,287,528	$23,458,116	$—	$9,024,466
**** Cost of foreign currencies	$487,040	$—	$—	$—
***** Cost of foreign cash collateral for futures	$11,357	$—	$—	$—
^ Premiums received on written options	$2,503,559	$—	$—	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2017 (CONTINUED)

	Voya Global Bond Portfolio	VY® American Century Small-Mid Cap Value Portfolio	VY® Baron Growth Portfolio	VY® Columbia Contrarian Core Portfolio
Class ADV:
Net assets	$24,922,039	$115,235,218	$88,499,426	$29,514,693
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	2,277,440	9,100,044	3,173,769	1,261,410
Net asset value and redemption price per share	$10.94	$12.66	$27.88	$23.40
Class I:
Net assets	$161,714,924	$151,054,465	$145,389,436	$10,098,658
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	14,521,767	11,238,391	4,754,352	410,913
Net asset value and redemption price per share	$11.14	$13.44	$30.58	$24.58
Class R6:
Net assets	n/a	n/a	$11,441,606	n/a
Shares authorized	n/a	n/a	100,000,000	n/a
Par value	n/a	n/a	$0.001	n/a
Shares outstanding	n/a	n/a	373,976	n/a
Net asset value and redemption price per share	n/a	n/a	$30.59	n/a
Class S:
Net assets	$41,785,386	$106,501,426	$512,397,129	$285,025,333
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	3,756,828	8,035,058	17,483,072	11,835,691
Net asset value and redemption price per share	$11.12	$13.25	$29.31	$24.08
Class S2:
Net assets	n/a	$4,626,731	$1,835,405	n/a
Shares authorized	n/a	100,000,000	100,000,000	n/a
Par value	n/a	$0.001	$0.001	n/a
Shares outstanding	n/a	366,049	65,319	n/a
Net asset value and redemption price per share	n/a	$12.64	$28.10	n/a
See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2017

	VY® Columbia Small Cap Value II Portfolio	VY® Invesco Comstock Portfolio	VY® Invesco Equity and Income Portfolio	VY® JPMorgan Mid Cap Value Portfolio
ASSETS:
Investments in securities at fair value+*	$210,828,588	$478,582,578	$1,570,538,947	$573,082,205
Short-term investments at fair value**	3,147,071	20,456,451	200,215,306	6,200,153
Cash	—	—	11,250	—
Foreign currencies at value***	—	2,024	1,449	—
Receivables:
Investment securities sold	357,065	840,840	—	279,090
Fund shares sold	211,720	59,438	199,478	37,093
Dividends	279,848	481,673	1,862,656	889,022
Interest	—	—	2,936,200	—
Foreign tax reclaims	—	199,954	386,901	—
Unrealized appreciation on forward foreign currency contracts	—	—	33,679	—
Prepaid expenses	966	2,172	7,320	2,502
Reimbursement due from manager	—	—	34,699	—
Other assets	9,050	23,386	85,674	19,002
Total assets	214,834,308	500,648,516	1,776,313,559	580,509,067
LIABILITIES:
Payable for investment securities purchased	—	95,202	—	31,010
Payable for fund shares redeemed	882,208	534,305	983,108	5,057,853
Payable upon receipt of securities loaned	—	—	95,858,870	3,776,640
Unrealized depreciation on forward foreign currency contracts	—	810,493	1,511,795	—
Payable for investment management fees	155,994	296,902	884,977	410,676
Payable for distribution and shareholder service fees	44,042	74,021	287,954	99,320
Payable to directors under the deferred compensation plan (Note 6)	9,050	23,386	85,674	19,002
Payable for directors fees	1,099	2,491	8,636	2,954
Other accrued expenses and liabilities	37,711	94,655	245,969	95,520
Total liabilities	1,130,104	1,931,455	99,866,983	9,492,975
NET ASSETS	$213,704,204	$498,717,061	$1,676,446,576	$571,016,092
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$137,726,143	$382,415,348	$1,356,930,900	$363,785,475
Undistributed net investment income	561,259	791,452	1,822,110	406,606
Accumulated net realized gain (loss)	20,858,037	(4,651,021)	85,585,919	40,823,681
Net unrealized appreciation	54,558,765	120,161,282	232,107,647	166,000,330
NET ASSETS	$213,704,204	$498,717,061	$1,676,446,576	$571,016,092
+ Including securities loaned at value	$—	$—	$93,787,492	$3,691,726
* Cost of investments in securities	$156,269,823	$357,608,762	$1,336,954,612	$407,081,875
** Cost of short-term investments	$3,147,071	$20,456,451	$200,215,306	$6,200,153
*** Cost of foreign currencies	$—	$2,005	$1,433	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2017 (CONTINUED)

	VY® Columbia Small Cap Value II Portfolio	VY® Invesco Comstock Portfolio	VY® Invesco Equity and Income Portfolio	VY® JPMorgan Mid Cap Value Portfolio
Class ADV:
Net assets	$37,003,886	$36,178,445	$54,582,549	$99,801,408
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	1,891,320	1,796,009	1,165,937	5,045,526
Net asset value and redemption price per share	$19.57	$20.14	$46.81	$19.78
Class I:
Net assets	$43,896,851	$188,040,307	$594,833,902	$210,988,544
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	2,173,129	9,255,068	12,520,135	10,395,112
Net asset value and redemption price per share	$20.20	$20.32	$47.51	$20.30
Class R6:
Net assets	$4,389,214	n/a	n/a	n/a
Shares authorized	100,000,000	n/a	n/a	n/a
Par value	$0.001	n/a	n/a	n/a
Shares outstanding	217,188	n/a	n/a	n/a
Net asset value and redemption price per share	$20.21	n/a	n/a	n/a
Class S:
Net assets	$124,983,617	$274,498,309	$606,502,996	$256,844,559
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	6,217,559	13,521,596	12,844,645	12,779,524
Net asset value and redemption price per share	$20.10	$20.30	$47.22	$20.10
Class S2:
Net assets	$3,430,636	n/a	$420,527,129	$3,381,581
Shares authorized	100,000,000	n/a	100,000,000	100,000,000
Par value	$0.001	n/a	$0.001	$0.001
Shares outstanding	175,768	n/a	9,025,842	171,443
Net asset value and redemption price per share	$19.52	n/a	$46.59	$19.72

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2017

	VY® Oppenheimer Global Portfolio	VY® Pioneer High Yield Portfolio	VY® T. Rowe Price Diversified Mid Cap Growth Portfolio	VY® T. Rowe Price Growth Equity Portfolio
ASSETS:
Investments in securities at fair value+*	$1,721,168,959	$92,325,996	$1,009,398,263	$1,728,267,830
Short-term investments at fair value**	36,851,222	7,664,143	32,968,101	66,934,511
Cash	—	—	806,728	7,879,042
Cash collateral for futures	—	156,215	—	—
Cash pledged for centrally cleared swaps (Note 2)	—	225,135	—	—
Receivables:
Investment securities sold	1,137,735	174,037	406,032	1,398,595
Fund shares sold	11,221	93,586	197,332	337,491
Dividends	352,680	16,273	588,079	781,651
Interest	—	1,165,719	—	27,245
Foreign tax reclaims	1,836,894	—	—	28,393
Variation margin receivable on centrally cleared swaps	—	776	—	—
Prepaid expenses	5,860	432	3,670	6,501
Reimbursement due from manager	—	6,414	—	—
Other assets	72,577	5,638	37,016	57,910
Total assets	1,761,437,148	101,834,364	1,044,405,221	1,805,719,169
LIABILITIES:
Payable for investment securities purchased	32,514	—	224,157	—
Payable for fund shares redeemed	970,183	19,681	407,440	1,195,302
Payable upon receipt of securities loaned	11,605,125	—	32,605,100	63,982,831
Unrealized depreciation on unfunded commitments	—	3,880	—	—
Payable for investment management fees	1,034,244	60,098	633,989	1,024,403
Payable for distribution and shareholder service fees	101,940	735	39,122	189,710
Payable to directors under the deferred compensation plan (Note 6)	72,577	5,638	37,016	57,910
Payable for directors fees	7,875	523	4,740	8,329
Other accrued expenses and liabilities	350,411	31,960	115,740	185,355
Total liabilities	14,174,869	122,515	34,067,304	66,643,840
NET ASSETS	$1,747,262,279	$101,711,849	$1,010,337,917	$1,739,075,329
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$740,139,849	$99,318,993	$610,292,409	$949,856,673
Undistributed net investment income	26,293,131	3,004,403	1,555,502	2,961,695
Accumulated net realized gain (loss)	86,119,978	(3,592,823)	92,793,358	302,352,235
Net unrealized appreciation	894,709,321	2,981,276	305,696,648	483,904,726
NET ASSETS	$1,747,262,279	$101,711,849	$1,010,337,917	$1,739,075,329
+ Including securities loaned at value	$10,464,803	$—	$31,867,905	$62,613,534
* Cost of investments in securities	$826,520,942	$89,401,684	$703,701,615	$1,244,360,541
** Cost of short-term investments	$36,851,222	$7,663,925	$32,968,101	$66,934,511

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2017 (CONTINUED)

	VY® Oppenheimer Global Portfolio	VY® Pioneer High Yield Portfolio	VY® T. Rowe Price Diversified Mid Cap Growth Portfolio	VY® T. Rowe Price Growth Equity Portfolio
Class ADV:
Net assets	$120,343,804	n/a	$62,022,051	$248,624,410
Shares authorized	100,000,000	n/a	100,000,000	100,000,000
Par value	$0.001	n/a	$0.001	$0.001
Shares outstanding	5,618,134	n/a	5,907,912	2,883,461
Net asset value and redemption price per share	$21.42	n/a	$10.50	$86.22
Class I:
Net assets	$1,384,452,281	$98,202,210	$879,678,094	$1,101,964,578
Shares authorized	250,000,000	100,000,000	250,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	62,005,028	8,215,422	76,107,161	11,824,712
Net asset value and redemption price per share	$22.33	$11.95	$11.56	$93.19
Class R6:
Net assets	n/a	n/a	$9,313,150	n/a
Shares authorized	n/a	n/a	100,000,000	n/a
Par value	n/a	n/a	$0.001	n/a
Shares outstanding	n/a	n/a	805,424	n/a
Net asset value and redemption price per share	n/a	n/a	$11.56	n/a
Class S:
Net assets	$238,436,241	$3,509,639	$55,221,768	$379,472,610
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	11,073,575	293,946	4,953,300	4,230,875
Net asset value and redemption price per share	$21.53	$11.94	$11.15	$89.69
Class S2:
Net assets	$4,029,953	n/a	$4,102,854	$9,013,731
Shares authorized	100,000,000	n/a	100,000,000	100,000,000
Par value	$0.001	n/a	$0.001	$0.001
Shares outstanding	192,162	n/a	389,272	103,247
Net asset value and redemption price per share	$20.97	n/a	$10.54	$87.30

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2017

VY® Templeton Foreign Equity Portfolio
ASSETS:
Investments in securities at fair value+*	$616,163,198
Short-term investments at fair value**	22,183,049
Foreign currencies at value***	74,721
Receivables:
Investment securities sold	2,827,385
Fund shares sold	79,206
Dividends	901,491
Foreign tax reclaims	1,405,925
Unrealized appreciation on forward foreign currency contracts	362
Prepaid expenses	2,652
Reimbursement due from manager	21,905
Other assets	59,050
Total assets	643,718,944
LIABILITIES:
Payable for investment securities purchased	3,063,417
Payable for fund shares redeemed	719,442
Payable upon receipt of securities loaned	11,521,061
Payable for investment management fees	474,513
Payable for distribution and shareholder service fees	102,541
Payable to directors under the deferred compensation plan (Note 6)	59,050
Payable for directors fees	3,240
Other accrued expenses and liabilities	172,498
Total liabilities	16,115,762
NET ASSETS	$627,603,182
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$465,722,224
Undistributed net investment income	13,941,969
Accumulated net realized loss	(5,474,911)
Net unrealized appreciation	153,413,900
NET ASSETS	$627,603,182
+ Including securities loaned at value	$11,021,391
* Cost of investments in securities	$462,756,296
** Cost of short-term investments	$22,182,757
*** Cost of foreign currencies	$74,721

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2017 (CONTINUED)

VY® Templeton Foreign Equity Portfolio
Class ADV:
Net assets	$37,897,764
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	2,901,076
Net asset value and redemption price per share	$13.06
Class I:
Net assets	$183,905,386
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	13,925,016
Net asset value and redemption price per share	$13.21
Class S:
Net assets	$404,801,142
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	30,858,937
Net asset value and redemption price per share	$13.12
Class S2:
Net assets	$998,890
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	76,571
Net asset value and redemption price per share	$13.05

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2017

	Voya Global Bond Portfolio	VY® American Century Small-Mid Cap Value Portfolio	VY® Baron Growth Portfolio	VY® Columbia Contrarian Core Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$65,149	$8,267,157	$8,330,956	$5,813,285
Interest, net of foreign taxes withheld*	5,862,569	—	—	—
Dividends from affiliated underlying funds	2,238,258	—	—	—
Securities lending income, net	26,870	105,106	—	—
Total investment income	8,192,846	8,372,263	8,330,956	5,813,285
EXPENSES:
Investment management fees	1,373,915	3,941,379	7,165,793	2,938,578
Distribution and shareholder service fees:
Class ADV	123,771	539,343	422,519	138,542
Class S	103,350	252,680	1,276,600	721,882
Class S2	—	17,622	9,496	—
Transfer agent fees	365	1,204	1,232	782
Shareholder reporting expense	27,602	37,198	72,950	33,551
Professional fees	21,248	35,289	49,897	27,866
Custody and accounting expense	81,755	110,861	80,534	42,937
Directors fees	9,159	14,538	30,172	13,060
Miscellaneous expense	12,421	23,473	40,150	20,258
Interest expense	1,403	406	8,330	5
Total expenses	1,754,989	4,973,993	9,157,673	3,937,461
Waived and reimbursed fees	(153,816)	(1,044,572)	—	(746,501)
Brokerage commission recapture	—	—	(1,282)	(23,151)
Net expenses	1,601,173	3,929,421	9,156,391	3,167,809
Net investment income (loss)	6,591,673	4,442,842	(825,435)	2,645,476
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(4,223,223)	40,641,313	77,004,152	30,185,943
Forward foreign currency contracts	1,183,259	(227,407)	—	—
Foreign currency related transactions	404,364	(65,438)	(2,977)	10,346
Futures	451,289	—	—	—
Swaps	(9,523,900)	—	—	—
Written options	12,881,449	—	—	—
Net realized gain	1,173,238	40,348,468	77,001,175	30,196,289
Net change in unrealized appreciation (depreciation) on:
Investments	(1,397,910)	(5,919,528)	109,813,877	31,018,205
Affiliated underlying funds	3,584,479	—	—	—
Forward foreign currency contracts	4,756,562	(94,004)	—	—
Foreign currency related transactions	88,623	346	—	346
Futures	(408,241)	—	—	—
Swaps	3,393,166	—	—	—
Written options	2,931,124	—	—	—
Net change in unrealized appreciation (depreciation)	12,947,803	(6,013,186)	109,813,877	31,018,551
Net realized and unrealized gain	14,121,041	34,335,282	186,815,052	61,214,840
Increase in net assets resulting from operations	$20,712,714	$38,778,124	$185,989,617	$63,860,316
* Foreign taxes withheld	$1,356	$54,604	$—	$13,813

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2017

	VY® Columbia Small Cap Value II Portfolio	VY® Invesco Comstock Portfolio	VY® Invesco Equity and Income Portfolio	VY® JPMorgan Mid Cap Value Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$2,989,358	$10,992,133	$30,858,982	$10,134,615
Interest	—	—	12,719,389	—
Securities lending income, net	—	120,583	695,911	116,659
Total investment income	2,989,358	11,112,716	44,274,282	10,251,274
EXPENSES:
Investment management fees	1,870,050	3,487,267	10,885,224	4,931,065
Distribution and shareholder service fees:
Class ADV	182,865	172,775	263,881	495,168
Class S	327,414	699,298	1,607,834	681,469
Class S2	20,109	—	1,747,415	14,815
Transfer agent fees	935	1,192	2,767	902
Shareholder reporting expense	24,840	53,552	171,040	51,948
Professional fees	23,031	42,759	131,753	39,549
Custody and accounting expense	23,490	88,930	231,304	63,754
Directors fees	8,800	19,927	69,083	23,632
Miscellaneous expense	19,533	30,843	87,960	25,217
Interest expense	100	162	5	80
Total expenses	2,501,167	4,596,705	15,198,266	6,327,599
Waived and reimbursed fees	(60,867)	(92,521)	(580,218)	(1,870)
Brokerage commission recapture	(18,782)	(2,823)	(21,083)	(3,558)
Net expenses	2,421,518	4,501,361	14,596,965	6,322,171
Net investment income	567,840	6,611,355	29,677,317	3,929,103
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	21,065,398	44,023,253	92,774,464	42,555,468
Forward foreign currency contracts	—	(3,076,365)	(2,875,698)	—
Foreign currency related transactions	—	675,626	(412,335)	—
Net realized gain	21,065,398	41,622,514	89,486,431	42,555,468
Net change in unrealized appreciation (depreciation) on:
Investments	635,450	33,989,890	58,464,897	29,569,358
Forward foreign currency contracts	—	(1,631,619)	(3,361,348)	—
Foreign currency related transactions	—	11,811	19,642	—
Net change in unrealized appreciation (depreciation)	635,450	32,370,082	55,123,191	29,569,358
Net realized and unrealized gain	21,700,848	73,992,596	144,609,622	72,124,826
Increase in net assets resulting from operations	$22,268,688	$80,603,951	$174,286,939	$76,053,929
* Foreign taxes withheld	$9,114	$267,977	$626,708	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2017

	VY® Oppenheimer Global Portfolio	VY® Pioneer High Yield Portfolio	VY® T. Rowe Price Diversified Mid Cap Growth Portfolio	VY® T. Rowe Price Growth Equity Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$21,992,852	$188,122	$8,724,528	$14,953,278
Interest	—	5,560,583	337	28,537
Securities lending income, net	354,255	—	324,825	666,700
Total investment income	22,347,107	5,748,705	9,049,690	15,648,515
EXPENSES:
Investment management fees	11,026,079	732,482	7,014,016	11,659,453
Distribution and shareholder service fees:
Class ADV	525,532	—	274,559	1,117,844
Class S	517,157	9,316	129,957	891,034
Class S2	16,592	—	18,252	39,323
Transfer agent fees	2,213	402	935	2,762
Shareholder reporting expense	124,732	17,155	76,980	138,080
Professional fees	106,388	19,833	68,765	118,325
Custody and accounting expense	364,140	32,207	101,030	200,767
Directors fees	63,006	4,186	37,914	66,625
Miscellaneous expense	60,345	10,322	38,283	66,897
Interest expense	1	451	720	566
Total expenses	12,806,185	826,354	7,761,411	14,301,676
Waived and reimbursed fees	—	(71,559)	—	(95,302)
Brokerage commission recapture	—	(7)	(1,475)	(8,674)
Net expenses	12,806,185	754,788	7,759,936	14,197,700
Net investment income	9,540,922	4,993,917	1,289,754	1,450,815
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	110,348,393	1,845,688	97,549,385	307,848,115
Forward foreign currency contracts	(119,722)	—	—	—
Foreign currency related transactions	211,299	148	—	87,894
Futures	—	(384,556)	—	—
Swaps	—	115,390	—	—
Net realized gain	110,439,970	1,576,670	97,549,385	307,936,009
Net change in unrealized appreciation (depreciation) on:
Investments (net of Indian capital gains tax accrued#)	361,004,395	954,470	108,864,402	162,301,164
Foreign currency related transactions	149,143	103	—	1,590
Futures	—	(38,144)	—	—
Swaps	—	(33,666)	—	—
Unfunded commitments	—	(9,394)	—	—
Net change in unrealized appreciation (depreciation)	361,153,538	873,369	108,864,402	162,302,754
Net realized and unrealized gain	471,593,508	2,450,039	206,413,787	470,238,763
Increase in net assets resulting from operations	$481,134,430	$7,443,956	$207,703,541	$471,689,578
* Foreign taxes withheld	$1,798,328	$—	$16,482	$21,822
# Foreign taxes accrued on Indian investments	$74,218	$—	$—	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2017

VY® Templeton Foreign Equity Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$16,719,515
Interest	85,904
Securities lending income, net	247,159
Foreign withholding tax claims (Note 14)	1,812,563
Total investment income	18,865,141
EXPENSES:
Investment management fees	5,757,277
Distribution and shareholder service fees:
Class ADV	178,392
Class S	1,074,593
Class S2	6,914
Transfer agent fees	1,168
Shareholder reporting expense	63,490
Professional fees	50,081
Custody and accounting expense	265,071
Directors fees	25,917
Miscellaneous expense	61,065
Interest expense	62
Total expenses	7,484,030
Waived and reimbursed fees	(349,518)
Brokerage commission recapture	(11,567)
Net expenses	7,122,945
Net investment income	11,742,196
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	31,445,746
Forward foreign currency contracts	(3,912)
Foreign currency related transactions	273,616
Net realized gain	31,715,450
Net change in unrealized appreciation (depreciation) on:
Investments	85,264,843
Forward foreign currency contracts	362
Foreign currency related transactions	118,275
Net change in unrealized appreciation (depreciation)	85,383,480
Net realized and unrealized gain	117,098,930
Increase in net assets resulting from operations	$128,841,126
* Foreign taxes withheld	$248,881

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Global Bond Portfolio		VY® American Century Small-Mid Cap Value Portfolio
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016
FROM OPERATIONS:
Net investment income	$6,591,673	$6,482,623	$4,442,842	$3,191,292
Net realized gain	1,173,238	4,514,745	40,348,468	12,678,670
Net change in unrealized appreciation (depreciation)	12,947,803	3,677,694	(6,013,186)	50,815,235
Increase in net assets resulting from operations	20,712,714	14,675,062	38,778,124	66,685,197
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(511,317)	(154,504)	(1,009,008)	(995,310)
Class I	(4,176,794)	(1,633,644)	(1,888,408)	(2,077,708)
Class S	(957,957)	(327,519)	(1,080,278)	(1,101,144)
Class S2	—	—	(40,449)	(48,274)
Net realized gains:
Class ADV	—	—	(4,431,604)	(7,579,332)
Class I	—	—	(5,837,409)	(11,110,668)
Class S	—	—	(3,971,230)	(7,061,817)
Class S2	—	—	(171,694)	(327,339)
Return of capital:
Class ADV	—	(200,037)	—	—
Class I	—	(1,312,446)	—	—
Class S	—	(322,210)	—	—
Total distributions	(5,646,068)	(3,950,360)	(18,430,080)	(30,301,592)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	14,082,098	11,918,890	60,979,747	61,787,440
Reinvestment of distributions	5,646,068	3,950,360	18,430,080	30,301,592
	19,728,166	15,869,250	79,409,827	92,089,032
Cost of shares redeemed	(34,769,551)	(36,478,785)	(84,915,294)	(43,296,396)
Net increase (decrease) in net assets resulting from capital share transactions	(15,041,385)	(20,609,535)	(5,505,467)	48,792,636
Net increase (decrease) in net assets	25,261	(9,884,833)	14,842,577	85,176,241
NET ASSETS:
Beginning of year or period	228,397,088	238,281,921	362,575,263	277,399,022
End of year or period	$228,422,349	$228,397,088	$377,417,840	$362,575,263
Undistributed net investment income at end of year or period	$5,889,353	$2,763,579	$4,223,160	$4,001,439

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	VY® Baron Growth Portfolio		VY® Columbia Contrarian Core Portfolio
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016
FROM OPERATIONS:
Net investment income (loss)	$(825,435)	$(1,011,480)	$2,645,476	$3,144,831
Net realized gain	77,001,175	85,923,156	30,196,289	18,523,482
Net change in unrealized appreciation (depreciation)	109,813,877	(46,286,719)	31,018,551	4,985,666
Increase in net assets resulting from operations	185,989,617	38,624,957	63,860,316	26,653,979
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(472,568)	—	(236,421)	(818,094)
Class I	(1,502,041)	—	(120,908)	(372,081)
Class R6	(19,734)	—	—	—
Class S	(3,905,958)	—	(2,825,606)	(9,970,524)
Class S2	(7,458)	—	—	—
Net realized gains:
Class ADV	(9,831,150)	(9,413,716)	(1,647,211)	(2,225,263)
Class I	(16,641,830)	(17,990,751)	(558,456)	(901,673)
Class R6	(218,571)	(324)	—	—
Class S	(57,464,205)	(56,573,883)	(16,468,799)	(26,093,897)
Class S2	(226,899)	(318,426)	—	—
Total distributions	(90,290,414)	(84,297,100)	(21,857,401)	(40,381,532)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	59,780,402	24,054,643	5,706,660	16,806,433
Reinvestment of distributions	90,290,414	84,297,100	21,857,401	40,381,532
	150,070,816	108,351,743	27,564,061	57,187,965
Cost of shares redeemed	(196,041,680)	(202,292,467)	(70,852,925)	(55,253,278)
Net increase (decrease) in net assets resulting from capital share transactions	(45,970,864)	(93,940,724)	(43,288,864)	1,934,687
Net increase (decrease) in net assets	49,728,339	(139,612,867)	(1,285,949)	(11,792,866)
NET ASSETS:
Beginning of year or period	709,834,663	849,447,530	325,924,633	337,717,499
End of year or period	$759,563,002	$709,834,663	$324,638,684	$325,924,633
Undistributed (distributions in excess of) net investment income or accumulated net investment loss at end of year or period	$(23,339)	$5,804,645	$2,602,940	$3,172,780

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	VY® Columbia Small Cap Value II Portfolio		VY® Invesco Comstock Portfolio
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016
FROM OPERATIONS:
Net investment income	$567,840	$714,352	$6,611,355	$10,086,501
Net realized gain	21,065,398	8,854,041	41,622,514	27,700,248
Net change in unrealized appreciation (depreciation)	635,450	35,484,324	32,370,082	45,552,749
Increase in net assets resulting from operations	22,268,688	45,052,717	80,603,951	83,339,498
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(60,081)	(15,674)	(334,147)	(738,151)
Class I	(246,775)	(230,012)	(2,586,848)	(5,061,532)
Class R6	(14,085)	(17)	—	—
Class S	(384,597)	(349,701)	(3,158,173)	(6,796,359)
Class S2	(10,279)	(8,597)	—	—
Net realized gains:
Class ADV	(1,480,869)	(1,236,527)	—	—
Class I	(1,802,845)	(1,752,923)	—	—
Class R6	(102,808)	(131)	—	—
Class S	(5,210,507)	(5,529,745)	—	—
Class S2	(216,301)	(214,304)	—	—
Total distributions	(9,529,147)	(9,337,631)	(6,079,168)	(12,596,042)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	28,505,309	29,420,526	40,687,773	34,781,203
Reinvestment of distributions	9,529,147	9,337,631	6,079,168	12,596,042
	38,034,456	38,758,157	46,766,941	47,377,245
Cost of shares redeemed	(75,064,802)	(47,448,223)	(142,775,740)	(133,465,225)
Net decrease in net assets resulting from capital share transactions	(37,030,346)	(8,690,066)	(96,008,799)	(86,087,980)
Net increase (decrease) in net assets	(24,290,805)	27,025,020	(21,484,016)	(15,344,524)
NET ASSETS:
Beginning of year or period	237,995,009	210,969,989	520,201,077	535,545,601
End of year or period	$213,704,204	$237,995,009	$498,717,061	$520,201,077
Undistributed net investment income at end of year or period	$561,259	$709,236	$791,452	$1,270,256

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	VY® Invesco Equity and Income Portfolio		VY® JPMorgan Mid Cap Value Portfolio
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016
FROM OPERATIONS:
Net investment income	$29,677,317	$26,581,357	$3,929,103	$4,349,793
Net realized gain	89,486,431	45,060,679	42,555,468	54,144,082
Net change in unrealized appreciation (depreciation)	55,123,191	167,932,332	29,569,358	23,478,691
Increase in net assets resulting from operations	174,286,939	239,574,368	76,053,929	81,972,566
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(706,585)	(750,644)	(367,446)	(421,565)
Class I	(12,863,459)	(11,647,011)	(1,780,656)	(1,897,621)
Class S	(10,168,042)	(11,792,935)	(1,537,684)	(1,880,544)
Class S2	(5,973,523)	(7,227,173)	(14,734)	(21,210)
Net realized gains:
Class ADV	(1,312,370)	(2,032,873)	(9,276,090)	(8,688,677)
Class I	(14,259,508)	(24,684,765)	(19,983,617)	(19,904,144)
Class S	(15,529,797)	(29,280,225)	(25,068,058)	(26,505,473)
Class S2	(10,722,943)	(18,543,168)	(359,318)	(391,432)
Total distributions	(71,536,227)	(105,958,794)	(58,387,603)	(59,710,666)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	35,752,953	25,992,017	37,140,515	35,302,031
Reinvestment of distributions	71,536,227	105,958,794	58,387,603	59,710,666
	107,289,180	131,950,811	95,528,118	95,012,697
Cost of shares redeemed	(307,139,472)	(305,107,611)	(151,607,906)	(129,110,564)
Net decrease in net assets resulting from capital share transactions	(199,850,292)	(173,156,800)	(56,079,788)	(34,097,867)
Net decrease in net assets	(97,099,580)	(39,541,226)	(38,413,462)	(11,835,967)
NET ASSETS:
Beginning of year or period	1,773,546,156	1,813,087,382	609,429,554	621,265,521
End of year or period	$1,676,446,576	$1,773,546,156	$571,016,092	$609,429,554
Undistributed net investment income at end of year or period	$1,822,110	$4,391,247	$406,606	$178,023

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	VY® Oppenheimer Global Portfolio		VY® Pioneer High Yield Portfolio
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016
FROM OPERATIONS:
Net investment income	$9,540,922	$14,182,744	$4,993,917	$4,951,384
Net realized gain (loss)	110,439,970	8,980,566	1,576,670	(3,167,476)
Net change in unrealized appreciation (depreciation)	361,153,538	(31,484,334)	873,369	11,345,286
Increase (decrease) in net assets resulting from operations	481,134,430	(8,321,024)	7,443,956	13,129,194
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(718,720)	(687,804)	—	—
Class I	(13,712,818)	(13,873,563)	(4,964,852)	(4,907,706)
Class S	(1,874,426)	(1,776,290)	(174,026)	(197,859)
Class S2	(36,515)	(25,099)	—	—
Net realized gains:
Class ADV	(172,448)	(6,897,082)	—	—
Class I	(1,960,781)	(77,745,290)	—	—
Class S	(335,880)	(13,294,926)	—	—
Class S2	(7,228)	(242,723)	—	—
Total distributions	(18,818,816)	(114,542,777)	(5,138,878)	(5,105,565)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	91,394,605	24,311,860	10,680,318	18,508,506
Reinvestment of distributions	18,818,816	114,542,777	5,138,878	5,105,565
	110,213,421	138,854,637	15,819,196	23,614,071
Cost of shares redeemed	(185,236,519)	(256,622,666)	(20,248,141)	(23,137,395)
Net increase (decrease) in net assets resulting from capital share transactions	(75,023,098)	(117,768,029)	(4,428,945)	476,676
Net increase (decrease) in net assets	387,292,516	(240,631,830)	(2,123,867)	8,500,305
NET ASSETS:
Beginning of year or period	1,359,969,763	1,600,601,593	103,835,716	95,335,411
End of year or period	$1,747,262,279	$1,359,969,763	$101,711,849	$103,835,716
Undistributed net investment income at end of year or period	$26,293,131	$16,291,321	$3,004,403	$3,364,553

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	VY® T. Rowe Price Diversified Mid Cap Growth Portfolio		VY® T. Rowe Price Growth Equity Portfolio
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016
FROM OPERATIONS:
Net investment income	$1,289,754	$2,455,582	$1,450,815	$633,868
Net realized gain	97,549,385	67,926,268	307,936,009	171,333,387
Net change in unrealized appreciation (depreciation)	108,864,402	(11,910,223)	162,302,754	(159,758,756)
Increase in net assets resulting from operations	207,703,541	58,471,627	471,689,578	12,208,499
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(131,843)	(13,696)	—	—
Class I	(5,216,194)	(2,294,727)	(565,610)	—
Class R6	(35,197)	(9)	—	—
Class S	(230,672)	(27,759)	—	—
Class S2	(16,432)	—	—	—
Net realized gains:
Class ADV	(4,234,793)	(6,387,707)	(24,552,336)	(23,966,449)
Class I	(59,161,068)	(88,659,304)	(109,063,868)	(119,705,351)
Class R6	(399,191)	(366)	—	—
Class S	(3,734,472)	(3,940,284)	(38,236,738)	(39,520,831)
Class S2	(372,735)	(541,416)	(1,081,420)	(1,051,248)
Total distributions	(73,532,597)	(101,865,268)	(173,499,972)	(184,243,879)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	79,057,061	43,577,227	123,553,995	112,814,677
Proceeds from shares issued in merger (Note 15)	—	29,183,887	—	—
Reinvestment of distributions	73,532,597	101,865,268	173,499,972	184,243,879
	152,589,658	174,626,382	297,053,967	297,058,556
Cost of shares redeemed	(125,008,164)	(111,164,436)	(383,947,327)	(356,518,739)
Net increase (decrease) in net assets resulting from capital share transactions	27,581,494	63,461,946	(86,893,360)	(59,460,183)
Net increase (decrease) in net assets	161,752,438	20,068,305	211,296,246	(231,495,563)
NET ASSETS:
Beginning of year or period	848,585,479	828,517,174	1,527,779,083	1,759,274,646
End of year or period	$1,010,337,917	$848,585,479	$1,739,075,329	$1,527,779,083
Undistributed net investment income at end of year or period	$1,555,502	$5,589,834	$2,961,695	$527,655
See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	VY® Templeton Foreign Equity Portfolio
	Year Ended December 31, 2017	Year Ended December 31, 2016
FROM OPERATIONS:
Net investment income	$11,742,196	$14,066,735
Net realized gain (loss)	31,715,450	(4,342,160)
Net change in unrealized appreciation (depreciation)	85,383,480	(1,862,442)
Increase in net assets resulting from operations	128,841,126	7,862,133
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(555,843)	(947,058)
Class I	(3,578,275)	(6,016,205)
Class S	(7,476,254)	(14,104,724)
Class S2	(24,956)	(76,613)
Total distributions	(11,635,328)	(21,144,600)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	16,893,974	26,656,215
Reinvestment of distributions	11,635,328	21,144,600
	28,529,302	47,800,815
Cost of shares redeemed	(146,010,456)	(129,326,350)
Net decrease in net assets resulting from capital share transactions	(117,481,154)	(81,525,535)
Net decrease in net assets	(275,356)	(94,808,002)
NET ASSETS:
Beginning of year or period	627,878,538	722,686,540
End of year or period	$627,603,182	$627,878,538
Undistributed net investment income at end of year or period	$13,941,969	$11,585,457

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital
Year or period ended	($)	($)		($)	($)	($)	($)	($)
Voya Global Bond Portfolio
Class ADV
12-31-17	10.24	0.26	•	0.66	0.92	0.22	—	—
12-31-16	9.81	0.24	•	0.33	0.57	0.06	—	0.08
12-31-15	10.31	0.26	•	(0.76)	(0.50)	—	—	—
12-31-14	10.35	0.37	•	(0.37)	0.00 *	0.04	—	—
12-31-13	11.35	0.33	•	(0.85)	(0.52)	0.19	0.29	—
Class I
12-31-17	10.42	0.32	•	0.68	1.00	0.28	—	—
12-31-16	9.97	0.30	•	0.33	0.63	0.10	—	0.08
12-31-15	10.42	0.32	•	(0.77)	(0.45)	—	—	—
12-31-14	10.46	0.43	•	(0.38)	0.05	0.09	—	—
12-31-13	11.46	0.40	•	(0.87)	(0.47)	0.24	0.29	—
Class S
12-31-17	10.41	0.30	•	0.66	0.96	0.25	—	—
12-31-16	9.97	0.27		0.33	0.60	0.08	—	0.08
12-31-15	10.44	0.29	•	(0.76)	(0.47)	—	—	—
12-31-14	10.48	0.40	•	(0.38)	0.02	0.06	—	—
12-31-13	11.48	0.37	•	(0.87)	(0.50)	0.21	0.29	—
VY® American Century Small-Mid Cap Value Portfolio
Class ADV
12-31-17	12.03	0.11		1.16	1.27	0.12	0.52	—
12-31-16	10.80	0.08		2.34	2.42	0.14	1.05	—
12-31-15	13.82	0.08		(0.27)	(0.19)	0.19	2.64	—
12-31-14	14.79	0.12	•	1.49	1.61	0.18	2.40	—
12-31-13	11.76	0.12	•	3.49	3.61	0.14	0.44	—
Class I
12-31-17	12.72	0.19	•	1.22	1.41	0.17	0.52	—
12-31-16	11.35	0.15	•	2.47	2.62	0.20	1.05	—
12-31-15	14.40	0.16	•	(0.31)	(0.15)	0.26	2.64	—
12-31-14	15.30	0.20	•	1.55	1.75	0.25	2.40	—
12-31-13	12.12	0.19	•	3.61	3.80	0.18	0.44	—
Class S
12-31-17	12.56	0.16		1.19	1.35	0.14	0.52	—
12-31-16	11.22	0.11		2.44	2.55	0.16	1.05	—
12-31-15	14.25	0.13	•	(0.30)	(0.17)	0.22	2.64	—
12-31-14	15.16	0.16	•	1.54	1.70	0.21	2.40	—
12-31-13	12.03	0.15	•	3.57	3.72	0.15	0.44	—
Class S2
12-31-17	12.01	0.12	•	1.15	1.27	0.12	0.52	—
12-31-16	10.78	0.09		2.35	2.44	0.16	1.05	—
12-31-15	13.79	0.11	•	(0.30)	(0.19)	0.18	2.64	—
12-31-14	14.70	0.13	•	1.49	1.62	0.13	2.40	—
12-31-13	11.70	0.13	•	3.46	3.59	0.15	0.44	—
VY® Baron Growth Portfolio
Class ADV
12-31-17	24.82	(0.10	)•	6.72	6.62	0.16	3.40	—
12-31-16	26.58	(0.11)		1.50	1.39	—	3.15	—
12-31-15	30.35	(0.16)		(1.23)	(1.39)	0.02	2.36	—
12-31-14	29.66	(0.01)		1.17	1.16	—	0.47	—
12-31-13	22.53	(0.04	)•	8.55	8.51	0.32	1.06	—

					Ratios to average net assets				Supplemental data
	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expense net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000's)	(%)
Voya Global Bond Portfolio
Class ADV
12-31-17	0.22	—	10.94	9.05	1.17	1.10	1.10	2.48	24,922	127
12-31-16	0.14	—	10.24	5.82	1.16	1.10	1.10	2.27	24,365	214
12-31-15	—	—	9.81	(4.85)	1.15	1.10	1.10	2.58	26,374	335
12-31-14	0.04	—	10.31	(0.06)	1.16	1.10	1.10	3.49	32,874	296
12-31-13	0.48	—	10.35	(4.50)	1.19	1.08	1.08	3.09	34,155	394
Class I
12-31-17	0.28	—	11.14	9.67	0.67	0.60	0.60	2.98	161,715	127
12-31-16	0.18	—	10.42	6.30	0.66	0.60	0.60	2.78	163,397	214
12-31-15	—	—	9.97	(4.32)	0.65	0.60	0.60	3.08	168,739	335
12-31-14	0.09	—	10.42	0.42	0.66	0.60	0.60	3.99	208,023	296
12-31-13	0.53	—	10.46	(4.00)	0.69	0.58	0.58	3.65	237,646	394
Class S
12-31-17	0.25	—	11.12	9.31	0.92	0.85	0.85	2.73	41,785	127
12-31-16	0.16	—	10.41	6.03	0.91	0.85	0.85	2.53	40,635	214
12-31-15	—	—	9.97	(4.50)	0.90	0.85	0.85	2.83	43,169	335
12-31-14	0.06	—	10.44	0.15	0.91	0.85	0.85	3.74	51,041	296
12-31-13	0.50	—	10.48	(4.28)	0.94	0.83	0.83	3.39	54,246	394
VY® American Century Small-Mid Cap Value Portfolio
Class ADV
12-31-17	0.64	—	12.66	10.90	1.65	1.36	1.36	0.95	115,235	57
12-31-16	1.19	—	12.03	23.69	1.65	1.36	1.36	0.78	101,948	68
12-31-15	2.83	—	10.80	(1.97)	1.66	1.36	1.36	0.72	79,901	71
12-31-14	2.58	—	13.82	12.15	1.65	1.36	1.36	0.82	86,335	79
12-31-13	0.58	—	14.79	31.12	1.66	1.42	1.42	0.88	95,563	84
Class I
12-31-17	0.69	—	13.44	11.44	1.15	0.86	0.86	1.44	151,054	57
12-31-16	1.25	—	12.72	24.38	1.15	0.86	0.86	1.28	156,657	68
12-31-15	2.90	—	11.35	(1.54)	1.16	0.86	0.86	1.21	115,279	71
12-31-14	2.65	—	14.40	12.76	1.15	0.86	0.86	1.31	138,605	79
12-31-13	0.62	—	15.30	31.78	1.16	0.92	0.92	1.38	171,086	84
Class S
12-31-17	0.66	—	13.25	11.12	1.40	1.11	1.11	1.20	106,501	57
12-31-16	1.21	—	12.56	24.06	1.40	1.11	1.11	1.03	99,089	68
12-31-15	2.86	—	11.22	(1.74)	1.41	1.11	1.11	0.96	78,646	71
12-31-14	2.61	—	14.25	12.47	1.40	1.11	1.11	1.06	94,268	79
12-31-13	0.59	—	15.16	31.36	1.41	1.17	1.17	1.12	116,117	84
Class S2
12-31-17	0.64	—	12.64	10.96	1.55	1.26	1.26	1.01	4,627	57
12-31-16	1.21	—	12.01	23.92	1.58	1.26	1.26	0.90	4,881	68
12-31-15	2.82	—	10.78	(1.91)	1.66	1.26	1.26	0.85	3,573	71
12-31-14	2.53	—	13.79	12.33	1.65	1.26	1.26	0.89	3,262	79
12-31-13	0.59	—	14.70	31.15	1.66	1.32	1.32	0.98	6,560	84
VY® Baron Growth Portfolio
Class ADV
12-31-17	3.56	—	27.88	27.86	1.49	1.49	1.49	(0.38)	88,499	3
12-31-16	3.15	—	24.82	5.06	1.48	1.48	1.48	(0.41)	77,655	4
12-31-15	2.38	—	26.58	(5.27)	1.49	1.49	1.49	(0.54)	90,914	5
12-31-14	0.47	—	30.35	4.06	1.48	1.48	1.48	(0.04)	111,145	10
12-31-13	1.38	—	29.66	38.50	1.49	1.49	1.49	(0.15)	110,486	8

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital
Year or period ended	($)	($)		($)	($)	($)	($)	($)
VY® Baron Growth Portfolio (continued)
Class I
12-31-17	26.92	0.03	•	7.34	7.37	0.31	3.40	—
12-31-16	28.45	0.04		1.58	1.62	—	3.15	—
12-31-15	32.31	(0.01)		(1.31)	(1.32)	0.18	2.36	—
12-31-14	31.49	0.14		1.24	1.38	0.09	0.47	—
12-31-13	23.80	0.10	•	9.06	9.16	0.41	1.06	—
Class R6
12-31-17	26.93	0.13	•	7.24	7.37	0.31	3.40	—
05-03-16(5)-12-31-16	28.86	0.23	•	0.99	1.22	—	3.15	—
Class S
12-31-17	25.93	(0.04	)•	7.05	7.01	0.23	3.40	—
12-31-16	27.57	(0.05)		1.56	1.51	—	3.15	—
12-31-15	31.39	(0.08)		(1.29)	(1.37)	0.09	2.36	—
12-31-14	30.60	0.09		1.19	1.28	0.02	0.47	—
12-31-13	23.18	0.01		8.83	8.84	0.36	1.06	—
Class S2
12-31-17	24.92	(0.09	)•	6.78	6.69	0.11	3.40	—
12-31-16	26.65	(0.10	)•	1.52	1.42	—	3.15	—
12-31-15	30.43	(0.13)		(1.24)	(1.37)	0.05	2.36	—
12-31-14	29.75	0.02		1.17	1.19	0.04	0.47	—
12-31-13	22.62	(0.03	)•	8.61	8.58	0.39	1.06	—
VY® Columbia Contrarian Core Portfolio
Class ADV
12-31-17	20.66	0.13		4.17	4.30	0.20	1.36	—
12-31-16	21.73	0.15	•	1.55	1.70	0.74	2.03	—
12-31-15	24.00	0.12	•	0.58	0.70	0.18	2.79	—
12-31-14	24.56	0.14	•	2.70	2.84	0.17	3.23	—
12-31-13	18.49	0.11		6.23	6.34	0.27	—	—
Class I
12-31-17	21.61	0.25	•	4.37	4.62	0.29	1.36	—
12-31-16	22.59	0.27	•	1.62	1.89	0.84	2.03	—
12-31-15	24.82	0.24	•	0.60	0.84	0.28	2.79	—
12-31-14	25.24	0.27		2.79	3.06	0.25	3.23	—
12-31-13	18.96	0.18	•	6.45	6.63	0.35	—	—
Class S
12-31-17	21.21	0.19	•	4.27	4.46	0.23	1.36	—
12-31-16	22.21	0.21	•	1.59	1.80	0.77	2.03	—
12-31-15	24.45	0.18	•	0.58	0.76	0.21	2.79	—
12-31-14	24.93	0.21		2.75	2.96	0.21	3.23	—
12-31-13	18.75	0.18	•	6.30	6.48	0.30	—	—
VY® Columbia Small Cap Value II Portfolio
Class ADV
12-31-17	18.50	0.00	*•	1.89	1.89	0.03	0.79	—
12-31-16	15.67	0.01		3.55	3.56	0.01	0.72	—
12-31-15	16.23	0.00	*	(0.52)	(0.52)	0.04	—	—
12-31-14	15.63	0.03	•	0.61	0.64	0.04	—	—
12-31-13	11.28	0.01	•	4.44	4.45	0.10	—	—
Class I
12-31-17	19.05	0.10	•	1.95	2.05	0.11	0.79	—
12-31-16	16.12	0.10		3.64	3.74	0.09	0.72	—
12-31-15	16.67	0.09		(0.54)	(0.45)	0.10	—	—
12-31-14	15.99	0.11	•	0.63	0.74	0.06	—	—
12-31-13	11.51	0.08	•	4.54	4.62	0.14	—	—

					Ratios to average net assets				Supplemental data
	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expense net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000's)	(%)
VY® Baron Growth Portfolio (continued)
Class I
12-31-17	3.71	—	30.58	28.52	0.99	0.99	0.99	0.11	145,389	3
12-31-16	3.15	—	26.92	5.57	0.98	0.98	0.98	0.12	150,672	4
12-31-15	2.54	—	28.45	(4.75)	0.99	0.99	0.99	(0.04)	193,601	5
12-31-14	0.56	—	32.31	4.55	0.98	0.98	0.98	0.45	251,230	10
12-31-13	1.47	—	31.49	39.23	0.99	0.99	0.99	0.36	270,788	8
Class R6
12-31-17	3.71	—	30.59	28.51	0.99	0.99	0.99	0.43	11,442	3
05-03-16(5)-12-31-16	3.15	—	26.93	4.10	0.98	0.98	0.98	1.39	879	4
Class S
12-31-17	3.63	—	29.31	28.20	1.24	1.24	1.24	(0.13)	512,397	3
12-31-16	3.15	—	25.93	5.33	1.23	1.23	1.23	(0.17)	478,020	4
12-31-15	2.45	—	27.57	(5.03)	1.24	1.24	1.24	(0.29)	559,237	5
12-31-14	0.49	—	31.39	4.34	1.23	1.23	1.23	0.26	694,762	10
12-31-13	1.42	—	30.60	38.85	1.24	1.24	1.24	0.09	798,221	8
Class S2
12-31-17	3.51	—	28.10	28.02	1.39	1.39	1.39	(0.32)	1,835	3
12-31-16	3.15	—	24.92	5.17	1.42	1.38	1.38	(0.38)	2,609	4
12-31-15	2.41	—	26.65	(5.17)	1.49	1.39	1.39	(0.44)	5,696	5
12-31-14	0.51	—	30.43	4.17	1.48	1.38	1.38	0.05	6,874	10
12-31-13	1.45	—	29.75	38.68	1.49	1.39	1.39	(0.11)	6,312	8
VY® Columbia Contrarian Core Portfolio
Class ADV
12-31-17	1.56	—	23.40	21.32	1.44	1.21	1.20	0.58	29,515	45
12-31-16	2.77	—	20.66	8.12	1.44	1.20	1.19	0.71	25,432	53
12-31-15	2.97	—	21.73	2.75	1.44	1.18	1.17	0.51	22,738	65
12-31-14	3.40	—	24.00	12.50	1.44	1.18	1.17	0.56	17,942	72
12-31-13	0.27	—	24.56	34.42	1.46	1.24	1.23	0.55	15,554	128
Class I
12-31-17	1.65	—	24.58	21.96	0.94	0.71	0.70	1.08	10,099	45
12-31-16	2.87	—	21.61	8.64	0.94	0.70	0.69	1.21	10,629	53
12-31-15	3.07	—	22.59	3.25	0.94	0.68	0.67	1.01	10,628	65
12-31-14	3.48	—	24.82	13.09	0.94	0.68	0.67	1.07	11,751	72
12-31-13	0.35	—	25.24	35.18	0.96	0.74	0.72	0.87	10,991	128
Class S
12-31-17	1.59	—	24.08	21.58	1.19	0.96	0.95	0.83	285,025	45
12-31-16	2.80	—	21.21	8.41	1.19	0.95	0.94	0.96	289,864	53
12-31-15	3.00	—	22.21	2.98	1.19	0.93	0.92	0.76	304,352	65
12-31-14	3.44	—	24.45	12.81	1.19	0.93	0.92	0.82	331,659	72
12-31-13	0.30	—	24.93	34.74	1.21	0.99	0.98	0.80	327,459	128
VY® Columbia Small Cap Value II Portfolio
Class ADV
12-31-17	0.82	—	19.57	10.65	1.40	1.37	1.36	0.01	37,004	44
12-31-16	0.73	—	18.50	23.41	1.39	1.36	1.34	0.10	36,304	61
12-31-15	0.04	—	15.67	(3.21)	1.39	1.36	1.35	0.00 *	27,978	53
12-31-14	0.04	—	16.23	4.12	1.39	1.36	1.35	0.18	30,927	52
12-31-13	0.10	—	15.63	39.58	1.38	1.36	1.36	0.10	12,246	39
Class I
12-31-17	0.90	—	20.20	11.21	0.90	0.87	0.86	0.50	43,897	44
12-31-16	0.81	—	19.05	24.00	0.89	0.86	0.84	0.59	49,625	61
12-31-15	0.10	—	16.12	(2.74)	0.89	0.86	0.85	0.50	42,845	53
12-31-14	0.06	—	16.67	4.68	0.89	0.86	0.85	0.67	49,412	52
12-31-13	0.14	—	15.99	40.27	0.88	0.86	0.86	0.60	23,620	39

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital
Year or period ended	($)	($)		($)	($)	($)	($)	($)
VY® Columbia Small Cap Value II Portfolio (continued)
Class R6
12-31-17	19.06	0.13	•	1.92	2.05	0.11	0.79	—
05-03-16(5)-12-31-16	16.28	0.19	•	3.40	3.59	0.09	0.72	—
Class S
12-31-17	18.96	0.05	•	1.94	1.99	0.06	0.79	—
12-31-16	16.04	0.06		3.63	3.69	0.05	0.72	—
12-31-15	16.58	0.05		(0.54)	(0.49)	0.05	—	—
12-31-14	15.92	0.06		0.63	0.69	0.03	—	—
12-31-13	11.46	0.05	•	4.52	4.57	0.11	—	—
Class S2
12-31-17	18.44	0.01	•	1.90	1.91	0.04	0.79	—
12-31-16	15.62	0.03		3.54	3.57	0.03	0.72	—
12-31-15	16.20	0.02	•	(0.53)	(0.51)	0.07	—	—
12-31-14	15.59	0.05	•	0.61	0.66	0.05	—	—
12-31-13	11.24	0.02		4.43	4.45	0.10	—	—
VY® Invesco Comstock Portfolio
Class ADV
12-31-17	17.33	0.19		2.80	2.99	0.18	—	—
12-31-16	15.07	0.28		2.35	2.63	0.37	—	—
12-31-15	16.42	0.17	•	(1.18)	(1.01)	0.34	—	—
12-31-14	15.34	0.19		1.17	1.36	0.28	—	—
12-31-13	11.44	0.11		3.87	3.98	0.08	—	—
Class I
12-31-17	17.47	0.28	•	2.85	3.13	0.28	—	—
12-31-16	15.18	0.34	•	2.41	2.75	0.46	—	—
12-31-15	16.55	0.26	•	(1.20)	(0.94)	0.43	—	—
12-31-14	15.45	0.28		1.17	1.45	0.35	—	—
12-31-13	11.51	0.19		3.89	4.08	0.14	—	—
Class S
12-31-17	17.45	0.23	•	2.85	3.08	0.23	—	—
12-31-16	15.17	0.30	•	2.39	2.69	0.41	—	—
12-31-15	16.53	0.22	•	(1.20)	(0.98)	0.38	—	—
12-31-14	15.43	0.24		1.17	1.41	0.31	—	—
12-31-13	11.51	0.15		3.88	4.03	0.11	—	—
VY® Invesco Equity and Income Portfolio
Class ADV
12-31-17	44.06	0.65		3.84	4.49	0.61	1.13	—
12-31-16	40.80	0.53		5.28	5.81	0.68	1.87	—
12-31-15	46.25	0.46		(1.47)	(1.01)	0.79	3.65	—
12-31-14	44.34	0.61	•	3.09	3.70	0.55	1.24	—
12-31-13	36.01	0.49	•	8.27	8.76	0.43	—	—
Class I
12-31-17	44.86	0.89	•	3.93	4.82	1.04	1.13	—
12-31-16	41.47	0.74	•	5.41	6.15	0.89	1.87	—
12-31-15	46.93	0.70	•	(1.50)	(0.80)	1.01	3.65	—
12-31-14	44.92	0.87	•	3.11	3.98	0.73	1.24	—
12-31-13	36.43	0.71	•	8.38	9.09	0.60	—	—
Class S
12-31-17	44.48	0.77	•	3.89	4.66	0.79	1.13	—
12-31-16	41.14	0.62	•	5.37	5.99	0.78	1.87	—
12-31-15	46.59	0.58	•	(1.49)	(0.91)	0.89	3.65	—
12-31-14	44.65	0.64	•	3.20	3.84	0.66	1.24	—
12-31-13	36.23	0.60	•	8.32	8.92	0.50	—	—

					Ratios to average net assets				Supplemental data
	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expense net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000's)	(%)
VY® Columbia Small Cap Value II Portfolio (continued)
Class R6
12-31-17	0.90	—	20.21	11.20	0.90	0.87	0.86	0.69	4,389	44
05-03-16(5)-12-31-16	0.81	—	19.06	22.85	0.89	0.86	0.84	1.57	402	61
Class S
12-31-17	0.85	—	20.10	10.92	1.15	1.12	1.11	0.25	124,984	44
12-31-16	0.77	—	18.96	23.70	1.14	1.11	1.09	0.33	145,816	61
12-31-15	0.05	—	16.04	(2.95)	1.14	1.11	1.10	0.24	135,313	53
12-31-14	0.03	—	16.58	4.33	1.14	1.11	1.10	0.36	160,726	52
12-31-13	0.11	—	15.92	39.97	1.13	1.11	1.11	0.34	161,750	39
Class S2
12-31-17	0.83	—	19.52	10.77	1.30	1.27	1.26	0.06	3,431	44
12-31-16	0.75	—	18.44	23.57	1.32	1.26	1.24	0.18	5,849	61
12-31-15	0.07	—	15.62	(3.19)	1.39	1.26	1.25	0.12	4,834	53
12-31-14	0.05	—	16.20	4.28	1.39	1.26	1.25	0.30	3,967	52
12-31-13	0.10	—	15.59	39.68	1.38	1.26	1.26	0.19	978	39
VY® Invesco Comstock Portfolio
Class ADV
12-31-17	0.18	—	20.14	17.31	1.25	1.23	1.23	1.00	36,178	14
12-31-16	0.37	—	17.33	17.51	1.25	1.23	1.23	1.66	34,490	18
12-31-15	0.34	—	15.07	(6.19)	1.24	1.22	1.22	1.08	34,395	24
12-31-14	0.28	—	16.42	8.82	1.24	1.22	1.22	1.20	41,258	26
12-31-13	0.08	—	15.34	34.79	1.24	1.24	1.24	0.87	36,783	15
Class I
12-31-17	0.28	—	20.32	17.95	0.75	0.73	0.73	1.50	188,040	14
12-31-16	0.46	—	17.47	18.13	0.75	0.73	0.73	2.16	194,504	18
12-31-15	0.43	—	15.18	(5.76)	0.74	0.72	0.72	1.62	198,367	24
12-31-14	0.35	—	16.55	9.39	0.74	0.72	0.72	1.70	143,633	26
12-31-13	0.14	—	15.45	35.47	0.74	0.74	0.74	1.38	58,373	15
Class S
12-31-17	0.23	—	20.30	17.68	1.00	0.98	0.98	1.25	274,498	14
12-31-16	0.41	—	17.45	17.79	1.00	0.98	0.98	1.91	291,208	18
12-31-15	0.38	—	15.17	(5.97)	0.99	0.97	0.97	1.33	302,784	24
12-31-14	0.31	—	16.53	9.13	0.99	0.97	0.97	1.44	383,997	26
12-31-13	0.11	—	15.43	35.00	0.99	0.99	0.99	1.13	367,659	15
VY® Invesco Equity and Income Portfolio
Class ADV
12-31-17	1.74	—	46.81	10.32	1.17	1.14	1.14	1.43	54,583	134
12-31-16	2.55	—	44.06	14.69	1.17	1.14	1.14	1.24	49,628	134
12-31-15	4.44	—	40.80	(2.55)	1.16	1.14	1.14	1.04	49,572	140
12-31-14	1.79	—	46.25	8.43	1.16	1.14	1.14	1.34	52,407	157
12-31-13	0.43	—	44.34	24.33	1.18	1.15	1.15	1.19	32,942	37
Class I
12-31-17	2.17	—	47.51	10.90	0.67	0.64	0.64	1.92	594,834	134
12-31-16	2.76	—	44.86	15.28	0.67	0.64	0.64	1.74	594,456	134
12-31-15	4.66	—	41.47	(2.06)	0.66	0.64	0.64	1.53	600,309	140
12-31-14	1.97	—	46.93	8.96	0.66	0.64	0.64	1.87	694,569	157
12-31-13	0.60	—	44.92	24.96	0.68	0.65	0.65	1.70	561,393	37
Class S
12-31-17	1.92	—	47.22	10.62	0.92	0.89	0.89	1.67	606,503	134
12-31-16	2.65	—	44.48	15.00	0.92	0.89	0.89	1.49	682,465	134
12-31-15	4.54	—	41.14	(2.31)	0.91	0.89	0.89	1.28	720,086	140
12-31-14	1.90	—	46.59	8.69	0.91	0.89	0.89	1.39	889,726	157
12-31-13	0.50	—	44.65	24.64	0.93	0.90	0.90	1.45	271,953	37
See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital
Year or period ended	($)	($)		($)	($)	($)	($)	($)
VY® Invesco Equity and Income Portfolio (continued)
Class S2
12-31-17	43.85	0.70	•	3.83	4.53	0.66	1.13	—
12-31-16	40.60	0.56	•	5.28	5.84	0.72	1.87	—
12-31-15	46.03	0.51	•	(1.46)	(0.95)	0.83	3.65	—
12-31-14	44.13	0.43	•	3.29	3.72	0.58	1.24	—
12-31-13	35.87	0.54	•	8.24	8.78	0.52	—	—
VY® JPMorgan Mid Cap Value Portfolio
Class ADV
12-31-17	19.31	0.07		2.41	2.48	0.07	1.94	—
12-31-16	18.66	0.08		2.50	2.58	0.08	1.85	—
12-31-15	22.47	0.06		(0.63)	(0.57)	0.08	3.16	—
12-31-14	20.96	0.11		2.84	2.95	0.14	1.30	—
12-31-13	16.57	0.06		5.07	5.13	0.08	0.66	—
Class I
12-31-17	19.75	0.18	•	2.48	2.66	0.17	1.94	—
12-31-16	19.04	0.18		2.56	2.74	0.18	1.85	—
12-31-15	22.85	0.17		(0.64)	(0.47)	0.18	3.16	—
12-31-14	21.27	0.23		2.89	3.12	0.24	1.30	—
12-31-13	16.79	0.16		5.14	5.30	0.16	0.66	—
Class S
12-31-17	19.58	0.12	•	2.46	2.58	0.12	1.94	—
12-31-16	18.89	0.13		2.54	2.67	0.13	1.85	—
12-31-15	22.70	0.12		(0.65)	(0.53)	0.12	3.16	—
12-31-14	21.14	0.18		2.86	3.04	0.18	1.30	—
12-31-13	16.70	0.11		5.11	5.22	0.12	0.66	—
Class S2
12-31-17	19.25	0.09	•	2.41	2.50	0.09	1.94	—
12-31-16	18.60	0.10		2.50	2.60	0.10	1.85	—
12-31-15	22.40	0.08	•	(0.63)	(0.55)	0.09	3.16	—
12-31-14	20.89	0.13		2.84	2.97	0.16	1.30	—
12-31-13	16.52	0.10	•	5.03	5.13	0.10	0.66	—
VY® Oppenheimer Global Portfolio
Class ADV
12-31-17	15.90	0.04		5.64	5.68	0.13	0.03	—
12-31-16	17.30	0.09	•	(0.17)	(0.08)	0.12	1.20	—
12-31-15	18.21	0.08		0.69	0.77	0.19	1.49	—
12-31-14	18.28	0.15		0.19	0.34	0.15	0.26	—
12-31-13	14.60	0.12	•	3.73	3.85	0.17	—	—
Class I
12-31-17	16.56	0.15		5.87	6.02	0.22	0.03	—
12-31-16	17.97	0.20		(0.20)	0.00 *	0.21	1.20	—
12-31-15	18.84	0.20	•	0.71	0.91	0.29	1.49	—
12-31-14	18.89	0.25	•	0.19	0.44	0.23	0.26	—
12-31-13	15.06	0.21	•	3.85	4.06	0.23	—	—
Class S
12-31-17	15.98	0.08		5.67	5.75	0.17	0.03	—
12-31-16	17.38	0.13	•	(0.17)	(0.04)	0.16	1.20	—
12-31-15	18.28	0.15	•	0.68	0.83	0.24	1.49	—
12-31-14	18.34	0.20	•	0.18	0.38	0.18	0.26	—
12-31-13	14.63	0.15		3.76	3.91	0.20	—	—

					Ratios to average net assets				Supplemental data
	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expense net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000's)	(%)
VY® Invesco Equity and Income Portfolio (continued)
Class S2
12-31-17	1.79	—	46.59	10.48	1.07	1.02	1.02	1.54	420,527	134
12-31-16	2.59	—	43.85	14.84	1.10	1.02	1.02	1.36	446,998	134
12-31-15	4.48	—	40.60	(2.44)	1.16	1.02	1.02	1.15	443,119	140
12-31-14	1.82	—	46.03	8.54	1.16	1.02	1.02	0.95	522,608	157
12-31-13	0.52	—	44.13	24.47	1.18	1.05	1.05	1.31	4,078	37
VY® JPMorgan Mid Cap Value Portfolio
Class ADV
12-31-17	2.01	—	19.78	13.41	1.37	1.37	1.37	0.37	99,801	10
12-31-16	1.93	—	19.31	14.42	1.37	1.37	1.37	0.42	98,003	19
12-31-15	3.24	—	18.66	(3.27)	1.36	1.36	1.36	0.31	90,818	14
12-31-14	1.44	—	22.47	14.66	1.36	1.36	1.36	0.54	91,446	22
12-31-13	0.74	—	20.96	31.26	1.36	1.36	1.36	0.39	78,395	25
Class I
12-31-17	2.11	—	20.30	14.04	0.87	0.87	0.87	0.87	210,989	10
12-31-16	2.03	—	19.75	14.94	0.87	0.87	0.87	0.92	215,892	19
12-31-15	3.34	—	19.04	(2.77)	0.86	0.86	0.86	0.80	227,935	14
12-31-14	1.54	—	22.85	15.27	0.86	0.86	0.86	1.02	272,496	22
12-31-13	0.82	—	21.27	31.89	0.86	0.86	0.86	0.88	256,705	25
Class S
12-31-17	2.06	—	20.10	13.72	1.12	1.12	1.12	0.61	256,845	10
12-31-16	1.98	—	19.58	14.69	1.12	1.12	1.12	0.67	291,725	19
12-31-15	3.28	—	18.89	(3.04)	1.11	1.11	1.11	0.55	298,607	14
12-31-14	1.48	—	22.70	14.99	1.11	1.11	1.11	0.75	352,277	22
12-31-13	0.78	—	21.14	31.54	1.11	1.11	1.11	0.63	380,688	25
Class S2
12-31-17	2.03	—	19.72	13.52	1.27	1.27	1.27	0.45	3,382	10
12-31-16	1.95	—	19.25	14.56	1.30	1.27	1.27	0.52	3,810	19
12-31-15	3.25	—	18.60	(3.20)	1.36	1.26	1.26	0.40	3,906	14
12-31-14	1.46	—	22.40	14.81	1.36	1.26	1.26	0.63	5,643	22
12-31-13	0.76	—	20.89	31.37	1.36	1.26	1.26	0.50	5,066	25
VY® Oppenheimer Global Portfolio
Class ADV
12-31-17	0.16	—	21.42	35.82	1.25	1.25	1.25	0.17	120,344	9
12-31-16	1.32	—	15.90	(0.29)	1.25	1.25	1.25	0.58	90,660	6
12-31-15	1.68	—	17.30	3.56	1.25	1.25	1.25	0.51	110,372	12
12-31-14	0.41	—	18.21	1.86	1.25	1.25	1.25	0.81	101,077	12
12-31-13	0.17	—	18.28	26.46	1.26	1.26	1.26	0.70	102,691	11
Class I
12-31-17	0.25	—	22.33	36.49	0.75	0.75	0.75	0.68	1,384,452	9
12-31-16	1.41	—	16.56	0.22	0.75	0.75	0.75	1.07	1,091,478	6
12-31-15	1.78	—	17.97	4.13	0.75	0.75	0.75	1.04	1,254,238	12
12-31-14	0.49	—	18.84	2.32	0.75	0.75	0.75	1.32	1,320,671	12
12-31-13	0.23	—	18.89	27.12	0.76	0.76	0.76	1.22	1,481,760	11
Class S
12-31-17	0.20	—	21.53	36.13	1.00	1.00	1.00	0.41	238,436	9
12-31-16	1.36	—	15.98	(0.04)	1.00	1.00	1.00	0.82	174,417	6
12-31-15	1.73	—	17.38	3.84	1.00	1.00	1.00	0.77	231,621	12
12-31-14	0.44	—	18.28	2.09	1.00	1.00	1.00	1.08	215,383	12
12-31-13	0.20	—	18.34	26.85	1.01	1.01	1.01	0.96	252,672	11

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income		From net realized gains	From return of capital
Year or period ended	($)	($)		($)	($)	($)		($)	($)
VY® Oppenheimer Global Portfolio (continued)
Class S2
12-31-17	15.58	0.05		5.53	5.58	0.16		0.03	—
12-31-16	16.97	0.10	•	(0.17)	(0.07)	0.12		1.20	—
12-31-15	17.88	0.11	•	0.69	0.80	0.22		1.49	—
12-31-14	17.98	0.16	•	0.18	0.34	0.18		0.26	—
12-31-13	14.37	0.11	•	3.70	3.81	0.20		—	—
VY® Pioneer High Yield Portfolio
Class I
12-31-17	11.69	0.57	•	0.28	0.85	0.59		—	—
12-31-16	10.77	0.56		0.94	1.50	0.58		—	—
12-31-15	11.87	0.59	•	(1.10)	(0.51)	0.59		—	—
12-31-14	12.41	0.58		(0.53)	0.05	0.59		—	—
12-31-13	11.60	0.60	•	0.80	1.40	0.59		—	—
Class S
12-31-17	11.67	0.54	•	0.29	0.83	0.56		—	—
12-31-16	10.76	0.52		0.94	1.46	0.55		—	—
12-31-15	11.86	0.56	•	(1.10)	(0.54)	0.56		—	—
12-31-14	12.39	0.56	•	(0.53)	0.03	0.56		—	—
12-31-13	11.58	0.57	•	0.80	1.37	0.56		—	—
VY® T. Rowe Price Diversified Mid Cap Growth Portfolio
Class ADV
12-31-17	9.19	(0.03)		2.17	2.14	0.03		0.80	—
12-31-16	9.83	(0.01	)•	0.68	0.67	0.00	*	1.31	—
12-31-15	11.43	(0.04)		0.31	0.27	—		1.87	—
12-31-14	11.08	(0.03)		1.21	1.18	0.00	*	0.83	—
12-31-13	8.35	(0.03)		2.90	2.87	0.02		0.12	—
Class I
12-31-17	10.03	0.02		2.38	2.40	0.07		0.80	—
12-31-16	10.60	0.04		0.73	0.77	0.03		1.31	—
12-31-15	12.13	0.02		0.32	0.34	—		1.87	—
12-31-14	11.68	0.03		1.28	1.31	0.03		0.83	—
12-31-13	8.76	0.02		3.05	3.07	0.03		0.12	—
Class R6
12-31-17	10.03	0.02	•	2.38	2.40	0.07		0.80	—
05-03-16(5)-12-31-16	10.58	0.03	•	0.76	0.79	0.03		1.31	—
Class S
12-31-17	9.71	(0.01	)•	2.30	2.29	0.05		0.80	—
12-31-16	10.30	0.01	•	0.72	0.73	0.01		1.31	—
12-31-15	11.87	(0.01)		0.31	0.30	—		1.87	—
12-31-14	11.44	(0.00	)*	1.26	1.26	0.00	*	0.83	—
12-31-13	8.60	(0.00	)*	2.98	2.98	0.02		0.12	—
Class S2
12-31-17	9.22	(0.02)		2.18	2.16	0.04		0.80	—
12-31-16	9.85	(0.01)		0.69	0.68	—		1.31	—
12-31-15	11.44	(0.02)		0.30	0.28	—		1.87	—
12-31-14	11.08	(0.01)		1.20	1.19	0.00	*	0.83	—
12-31-13	8.34	(0.02)		2.90	2.88	0.02		0.12	—
VY® T. Rowe Price Growth Equity Portfolio
Class ADV
12-31-17	72.53	(0.23)		23.41	23.18	—		9.49	—
12-31-16	81.69	(0.25)		0.93	0.68	—		9.84	—
12-31-15	86.54	(0.46	)•	9.58	9.12	—		13.97	—
12-31-14	86.20	(0.42)		7.08	6.66	—		6.32	—
12-31-13	62.23	(0.38	)•	24.36	23.98	0.01		—	—

					Ratios to average net assets				Supplemental data
	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expense net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000's)	(%)
VY® Oppenheimer Global Portfolio (continued)
Class S2
12-31-17	0.19	—	20.97	35.92	1.15	1.15	1.15	0.27	4,030	9
12-31-16	1.32	—	15.58	(0.20)	1.18	1.15	1.15	0.66	3,415	6
12-31-15	1.71	—	16.97	3.74	1.25	1.15	1.15	0.61	4,371	12
12-31-14	0.44	—	17.88	1.91	1.25	1.15	1.15	0.91	4,827	12
12-31-13	0.20	—	17.98	26.66	1.26	1.16	1.16	0.67	4,287	11
VY® Pioneer High Yield Portfolio
Class I
12-31-17	0.59	—	11.95	7.36	0.78	0.71	0.71	4.78	98,202	44
12-31-16	0.58	—	11.69	14.29	0.78	0.71	0.71	5.01	99,573	51
12-31-15	0.59	—	10.77	(4.55)	0.76	0.71	0.71	4.98	91,560	28
12-31-14	0.59	—	11.87	0.27	0.76	0.71	0.71	4.73	117,617	35
12-31-13	0.59	—	12.41	12.33	0.73	0.71	0.71	4.93	119,042	51
Class S
12-31-17	0.56	—	11.94	7.19	1.03	0.96	0.96	4.53	3,510	44
12-31-16	0.55	—	11.67	13.91	1.03	0.96	0.96	4.76	4,263	51
12-31-15	0.56	—	10.76	(4.79)	1.01	0.96	0.96	4.73	3,776	28
12-31-14	0.56	—	11.86	0.10	1.01	0.96	0.96	4.50	4,412	35
12-31-13	0.56	—	12.39	12.07	0.98	0.96	0.96	4.67	3,406	51
VY® T. Rowe Price Diversified Mid Cap Growth Portfolio
Class ADV
12-31-17	0.83	—	10.50	24.12	1.27	1.27	1.27	(0.32)	62,022	28
12-31-16	1.31	—	9.19	6.93	1.27	1.27	1.27	(0.15)	49,418	26
12-31-15	1.87	—	9.83	1.51	1.27	1.27	1.27	(0.34)	27,217	26
12-31-14	0.83	—	11.43	11.29	1.28	1.27	1.27	(0.28)	29,356	27
12-31-13	0.14	—	11.08	34.46	1.27	1.25	1.25	(0.32)	27,222	20
Class I
12-31-17	0.87	—	11.56	24.81	0.77	0.77	0.77	0.18	879,678	28
12-31-16	1.34	—	10.03	7.41	0.77	0.77	0.77	0.34	737,054	26
12-31-15	1.87	—	10.60	2.02	0.77	0.77	0.77	0.17	766,591	26
12-31-14	0.86	—	12.13	11.82	0.78	0.77	0.77	0.22	796,856	27
12-31-13	0.15	—	11.68	35.18	0.77	0.75	0.75	0.17	804,053	20
Class R6
12-31-17	0.87	—	11.56	24.81	0.77	0.77	0.77	0.18	9,313	28
05-03-16(5)-12-31-16	1.34	—	10.03	7.62	0.77	0.77	0.77	0.53	1,084	26
Class S
12-31-17	0.85	—	11.15	24.46	1.02	1.02	1.02	(0.07)	55,222	28
12-31-16	1.32	—	9.71	7.19	1.02	1.02	1.02	0.12	56,578	26
12-31-15	1.87	—	10.30	1.72	1.02	1.02	1.02	(0.08)	30,614	26
12-31-14	0.83	—	11.87	11.65	1.03	1.02	1.02	(0.02)	30,412	27
12-31-13	0.14	—	11.44	34.74	1.02	1.00	1.00	(0.06)	29,284	20
Class S2
12-31-17	0.84	—	10.54	24.28	1.17	1.17	1.17	(0.21)	4,103	28
12-31-16	1.31	—	9.22	6.99	1.20	1.17	1.17	(0.06)	4,451	26
12-31-15	1.87	—	9.85	1.60	1.27	1.17	1.17	(0.23)	4,095	26
12-31-14	0.83	—	11.44	11.39	1.28	1.17	1.17	(0.13)	3,893	27
12-31-13	0.14	—	11.08	34.62	1.27	1.15	1.15	(0.23)	1,013	20
VY® T. Rowe Price Growth Equity Portfolio
Class ADV
12-31-17	9.49	—	86.22	32.91	1.24	1.23	1.23	(0.29)	248,624	51
12-31-16	9.84	—	72.53	1.01	1.24	1.23	1.23	(0.34)	192,546	40
12-31-15	13.97	—	81.69	10.25	1.24	1.23	1.23	(0.54)	202,307	42
12-31-14	6.32	—	86.54	8.16	1.24	1.23	1.23	(0.50)	171,971	35
12-31-13	0.01	—	86.20	38.54	1.24	1.23	1.23	(0.53)	164,865	41

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital
Year or period ended	($)	($)		($)	($)	($)	($)	($)
VY® T. Rowe Price Growth Equity Portfolio (continued)
Class I
12-31-17	77.44	0.19		25.10	25.29	0.05	9.49	—
12-31-16	86.14	0.13		1.01	1.14	—	9.84	—
12-31-15	90.15	(0.03)		9.99	9.96	—	13.97	—
12-31-14	89.11	0.00	*	7.36	7.36	—	6.32	—
12-31-13	64.01	(0.02)		25.13	25.11	0.01	—	—
Class S
12-31-17	74.96	(0.03)		24.25	24.22	—	9.49	—
12-31-16	83.90	(0.08)		0.98	0.90	—	9.84	—
12-31-15	88.33	(0.25	)•	9.79	9.54	—	13.97	—
12-31-14	87.65	(0.22)		7.22	7.00	—	6.32	—
12-31-13	63.12	(0.20	)•	24.74	24.54	0.01	—	—
Class S2
12-31-17	73.27	(0.16	)•	23.68	23.52	—	9.49	—
12-31-16	82.35	(0.17	)•	0.93	0.76	—	9.84	—
12-31-15	87.05	(0.38	)•	9.65	9.27	—	13.97	—
12-31-14	86.59	(0.33	)•	7.11	6.78	—	6.32	—
12-31-13	62.45	(0.31	)•	24.46	24.15	0.01	—	—
VY® Templeton Foreign Equity Portfolio
Class ADV
12-31-17	10.90	0.19		2.16	2.35	0.19	—	—
12-31-16	11.08	0.20	•	(0.07)	0.13	0.31	—	—
12-31-15	11.91	0.21	•	(0.63)	(0.42)	0.41	—	—
12-31-14	13.07	0.36	•	(1.26)	(0.90)	0.26	—	—
12-31-13	11.05	0.20	•	1.96	2.16	0.14	—	—
Class I
12-31-17	11.01	0.25	•	2.20	2.45	0.25	—	—
12-31-16	11.20	0.25	•	(0.06)	0.19	0.38	—	—
12-31-15	12.04	0.28	•	(0.64)	(0.36)	0.48	—	—
12-31-14	13.21	0.43	•	(1.28)	(0.85)	0.32	—	—
12-31-13	11.15	0.29	•	1.95	2.24	0.18	—	—
Class S
12-31-17	10.94	0.22	•	2.18	2.40	0.22	—	—
12-31-16	11.12	0.22	•	(0.05)	0.17	0.35	—	—
12-31-15	11.95	0.25	•	(0.64)	(0.39)	0.44	—	—
12-31-14	13.12	0.40	•	(1.28)	(0.88)	0.29	—	—
12-31-13	11.08	0.23	•	1.97	2.20	0.16	—	—
Class S2
12-31-17	10.86	0.19	•	2.18	2.37	0.18	—	—
12-31-16	11.06	0.22		(0.08)	0.14	0.34	—	—
12-31-15	11.90	0.23	•	(0.63)	(0.40)	0.44	—	—
12-31-14	13.07	0.34		(1.23)	(0.89)	0.28	—	—
12-31-13	11.04	0.21	•	1.97	2.18	0.15	—	—

						Ratios to average net assets				Supplemental data
	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)		Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expense net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	(%)		(%)	(%)	(%)	(%)	($000's)	(%)
VY® T. Rowe Price Growth Equity Portfolio (continued)
Class I
12-31-17	9.54	—	93.19	33.58		0.74	0.73	0.73	0.21	1,101,965	51
12-31-16	9.84	—	77.44	1.51		0.74	0.73	0.73	0.16	989,826	40
12-31-15	13.97	—	86.14	10.81		0.74	0.73	0.73	(0.04)	1,124,421	42
12-31-14	6.32	—	90.15	8.69		0.74	0.73	0.73	0.00 *	1,036,976	35
12-31-13	0.01	—	89.11	39.24		0.74	0.73	0.73	(0.03)	1,069,544	41
Class S
12-31-17	9.49	—	89.69	33.25		0.99	0.98	0.98	(0.04)	379,473	51
12-31-16	9.84	—	74.96	1.26		0.99	0.98	0.98	(0.10)	336,810	40
12-31-15	13.97	—	83.90	10.54		0.99	0.98	0.98	(0.29)	427,186	42
12-31-14	6.32	—	88.33	8.42		0.99	0.98	0.98	(0.25)	360,966	35
12-31-13	0.01	—	87.65	38.89		0.99	0.98	0.98	(0.28)	367,958	41
Class S2
12-31-17	9.49	—	87.30	33.06		1.14	1.13	1.13	(0.19)	9,014	51
12-31-16	9.84	—	73.27	1.10		1.17	1.13	1.13	(0.23)	8,597	40
12-31-15	13.97	—	82.35	10.38		1.24	1.13	1.13	(0.44)	5,361	42
12-31-14	6.32	—	87.05	8.26		1.24	1.13	1.13	(0.38)	4,616	35
12-31-13	0.01	—	86.59	38.68		1.24	1.13	1.13	(0.43)	2,482	41
VY® Templeton Foreign Equity Portfolio
Class ADV
12-31-17	0.19	—	13.06	21.66	(a)	1.46	1.40	1.40	1.50	37,898	14
12-31-16	0.31	—	10.90	1.33		1.46	1.41	1.41	1.84	31,937	15
12-31-15	0.41	—	11.08	(3.83	)(b)	1.45	1.43	1.43	1.76	35,751	10
12-31-14	0.26	—	11.91	(7.01)		1.44	1.42	1.42	2.81	40,973	10
12-31-13	0.14	—	13.07	19.68		1.44	1.42	1.42	1.64	46,583	12
Class I
12-31-17	0.25	—	13.21	22.35	(a)	0.96	0.90	0.90	2.00	183,905	14
12-31-16	0.38	—	11.01	1.85		0.96	0.91	0.91	2.33	170,231	15
12-31-15	0.48	—	11.20	(3.34	)(b)	0.95	0.93	0.93	2.29	186,602	10
12-31-14	0.32	—	12.04	(6.59)		0.94	0.92	0.92	3.27	215,838	10
12-31-13	0.18	—	13.21	20.28		0.94	0.92	0.92	2.47	277,773	12
Class S
12-31-17	0.22	—	13.12	22.00	(a)	1.21	1.15	1.15	1.76	404,801	14
12-31-16	0.35	—	10.94	1.63		1.21	1.16	1.16	2.09	423,390	15
12-31-15	0.44	—	11.12	(3.57	)(b)	1.20	1.18	1.18	2.03	497,824	10
12-31-14	0.29	—	11.95	(6.87)		1.19	1.17	1.17	3.10	584,346	10
12-31-13	0.16	—	13.12	20.05		1.19	1.17	1.17	1.91	709,362	12
Class S2
12-31-17	0.18	—	13.05	21.90	(a)	1.36	1.30	1.30	1.57	999	14
12-31-16	0.34	—	10.86	1.39		1.39	1.31	1.31	1.94	2,321	15
12-31-15	0.44	—	11.06	(3.72	)(b)	1.45	1.33	1.33	1.88	2,510	10
12-31-14	0.28	—	11.90	(6.99)		1.44	1.32	1.32	2.80	2,065	10
12-31-13	0.15	—	13.07	19.88		1.44	1.32	1.32	1.80	2,158	12
(1)  Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(2)  Annualized for periods less than one year.

(3)  Ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed by an Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.

(4)  Ratios do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.

(5)  Commencement of operations.

(a)  Excluding amounts from foreign withholding tax claims received in the year ended December 31, 2017, Templeton Foreign Equity's total return would have been 21.38%, 21.98%, 21.63%, and 21.53% for Classes ADV, I, S, and S2, respectively.

(b)  Excluding amounts related to a foreign currency settlement recorded in the fiscal year ended December 31, 2015, Templeton Foreign Equity's total return would have been (4.09)%, (3.60)%, (3.83)% and (3.99)% for Classes ADV, I, S and S2, respectively.

•  Calculated using average number of shares outstanding throughout the year or period.

*  Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2017

NOTE 1 — ORGANIZATION

Voya Partners, Inc. (the "Company") is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). It was incorporated under the laws of Maryland on May 7, 1997. The Articles of Incorporation permit the Company to offer separate series, each of which has its own investment objective, policies and restrictions. The Company currently consists of thirty-eight active separate investment series. The thirteen series (each, a "Portfolio" and collectively, the "Portfolios") included in this report are: Voya Global Bond Portfolio ("Global Bond"),VY® American Century Small-Mid Cap Value Portfolio ("American Century Small-Mid Cap Value"), VY® Baron Growth Portfolio ("Baron Growth"), VY® Columbia Contrarian Core Portfolio ("Columbia Contrarian Core"), VY® Columbia Small Cap Value II Portfolio ("Columbia Small Cap Value II"), VY® Invesco Comstock Portfolio ("Invesco Comstock"), VY® Invesco Equity and Income Portfolio ("Invesco Equity and Income"), VY® JPMorgan Mid Cap Value Portfolio ("JPMorgan Mid Cap Value"), VY® Oppenheimer Global Portfolio ("Oppenheimer Global"), VY® Pioneer High Yield Portfolio ("Pioneer High Yield"), VY® T. Rowe Price Diversified Mid Cap Growth Portfolio ("T. Rowe Price Diversified Mid Cap Growth"), VY® T. Rowe Price Growth Equity Portfolio ("T. Rowe Price Growth Equity"), and VY® Templeton Foreign Equity Portfolio ("Templeton Foreign Equity"), each a diversified series of the Company. The investment objective of the Portfolios is described in the respective Portfolio's Prospectus.

The classes of shares included in this report are: Adviser ("Class ADV"), Initial ("Class I"), Class R6, Service ("Class S") and Service 2 ("Class S2"); however, each Portfolio may not offer all share classes. Shares of the Portfolios may be offered to separate accounts ("Separate Accounts") of insurance companies as investment options in connection with variable annuity contracts and variable life insurance policies ("Variable Contracts") and to certain of the Portfolios' investment advisers and their affiliates. In the future, shares may also be offered to qualified pension and retirement plans ("Qualified Plans") outside the Separate Account context. With the exception of class specific matters, each class has equal voting rights as to voting privileges. For class specific proposals, only the applicable class would have voting privileges. The classes differ principally in the applicable distribution and shareholder service fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders are allocated the common expenses of a portfolio and earn income and realized gains/losses from a portfolio pro rata based on the daily ending net assets of each class, without distinction between share classes. Distributions are determined separately for each class based on income and expenses allocated to each class. Expenses that are specific to a portfolio or a class are charged directly to that portfolio or class. Other operating expenses shared by several portfolios are generally allocated among those portfolios based on average net assets. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fees, if applicable.

Voya Investments, LLC ("Voya Investments" or the "Investment Adviser"), an Arizona limited liability company, serves as the Investment Adviser to the Portfolios. Prior to May 1, 2017, Directed Services LLC ("DSL"), a Delaware limited liability company, served as the investment adviser to the Portfolios. There were no changes to the services provided or the fees charged to the Portfolios upon the replacement of DSL with Voya Investments. Voya Investment Management Co. LLC ("Voya IM"), a Delaware limited liability company, serves as the sub-adviser to Global Bond. Voya Investments Distributor, LLC ("VID" or the "Distributor"), a Delaware limited liability company, serves as the principal underwriter to the Portfolios.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Each Portfolio is considered an investment company under U.S. generally accepted accounting principles ("GAAP") and follows the accounting and reporting guidance applicable to investment companies.

A.  Security Valuation. Each Portfolio is open for business every day the New York Stock Exchange ("NYSE") opens for regular trading (each such day, a "Business Day"). The net asset value ("NAV") per share for each class of each Portfolio is determined each Business Day as of the close of the regular trading session ("Market Close"), as determined by the Consolidated Tape Association ("CTA"), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per share of each class of each Portfolio is calculated by taking the value of the Portfolio's assets attributable to that class,

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2017 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

subtracting the Portfolio's liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when a Portfolio is closed for business, Portfolio shares will not be priced and a Portfolio does not transact purchase and redemption orders. To the extent a Portfolio's assets are traded in other markets on days when a Portfolio does not price its shares, the value of a Portfolio's assets will likely change and you will not be able to purchase or redeem shares of a Portfolio.

Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages of the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.

When a market quotation is not readily available or is deemed unreliable, each Portfolio will determine a fair value for the relevant asset in accordance with procedures adopted by the Portfolios' Board of Directors ("Board"). Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data; (c) Securities traded in the over-the-counter ("OTC") market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by the central counterparty clearinghouse; (f) OTC swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency exchange contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and each Portfolio's forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service; and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.

The prospectuses of the open-end registered investment companies in which each Portfolio may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Foreign securities' (including forward foreign currency exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities' prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.

All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Portfolios' valuation procedures; a "Pricing Committee" comprised of

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2017 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Portfolios. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security's fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer's assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine each Portfolio's NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders' investments in each Portfolio.

Each investment asset or liability of the Portfolios is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as "Level 1," inputs other than quoted prices for an asset or liability that are observable are classified as "Level 2" and significant unobservable inputs, including the sub-advisers' or Pricing Committee's judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as "Level 3." The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Portfolios' investments under these levels of classification is included following the Portfolio of Investments.

GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The beginning of period timing recognition is used for the transfers between levels of the Portfolio's assets and liabilities. A reconciliation of Level 3 investments is presented only when a Portfolio has a significant amount of Level 3 investments.

B.  Securities Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Portfolios. Premium amortization and discount accretion are determined by the effective yield method.

C.  Foreign Currency Translation. The books and records of the Portfolios are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)  Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2)  Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Portfolios do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities' current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on the Portfolios' books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments, which could cause securities and their markets to be less liquid and prices more volatile than those of comparable

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2017 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.

D.  Distributions to Shareholders. The Portfolios record distributions to their shareholders on the ex-dividend date. All Portfolios (except Pioneer High Yield and Global Bond) declare and pay dividends annually. Pioneer High Yield and Global Bond declare dividends on a daily basis and pay dividends monthly. The Portfolios distribute capital gains distributions, if any, annually. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of subchapter M of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP for investment companies.

E.  Federal Income Taxes. It is the policy of each Portfolio to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Portfolios' tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.

The Portfolios may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.

F.  Use of Estimates. Management of the Portfolios has made certain estimates and assumptions relating to the reporting of assets, liabilities, income, and expenses to prepare these financial statements in conformity with GAAP for investment companies. Actual results could differ from these estimates.

G.  Risk Exposures and the Use of Derivative Instruments. The Portfolios' investment strategies permit the Portfolios to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, a Portfolio will employ strategies in differing combinations to permit it to increase or decrease the level of risk, or change the level or types of exposure to risk factors. This may allow a Portfolio to pursue its objectives more quickly, and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market or credit factors.

In pursuit of its investment objectives, a Portfolio may seek to increase or decrease its exposure to the following market or credit risk factors:

Credit Risk. The price of a bond or other debt instrument is likely to fall if the issuer's actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay its financial obligations altogether.

Equity Risk. Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to costs and impair the ability of a Portfolio to achieve its investment objectives.

Foreign Exchange Rate Risk. To the extent that a Portfolio invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by a Portfolio through foreign currency exchange transactions.

Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in market interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad.

Interest Rate Risk. With bonds and other fixed rate debt instruments, a rise in market interest rates generally causes values to fall; conversely, values generally rise as market interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate paid by the

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2017 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

securities is a floating rate, which generally will decrease when the market rate of interest to which the inverse security is indexed increases and will increase when the market rate of interest to which the inverse security is indexed decreases. As of the date of this report, market interest rates in the United States are at or near historic lows, which may increase a Portfolio's exposure to risks associated with rising market interest rates. Rising market interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For a fund that invests in fixed-income securities, an increase in market interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain investments, adversely affect values, and increase costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income markets. Further, recent and potential changes in government policy may affect interest rates.

Risks of Investing in Derivatives. A Portfolio's use of derivatives can result in losses due to unanticipated changes in the market or credit risk factors and the overall market. In instances where a Portfolio is using derivatives to decrease, or hedge, exposures to market or credit risk factors for securities held by a Portfolio, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by a Portfolio. Therefore, the purchase of certain derivatives may have an economic leveraging effect on a Portfolio and exaggerate any increase or decrease in the NAV. Derivatives may not perform as expected, so a Portfolio may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose a Portfolio to the risk of improper valuation.

Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. Investments in derivatives are generally negotiated OTC with a single counterparty and as a result are subject to credit risks related to the counterparty's ability or willingness to perform its obligations; any deterioration in the counterparty's creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause a Portfolio to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or at an unanticipated price. A manager might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market's movements and may have unexpected or undesired results such as a loss or a reduction in gains.

The U.S. government has enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. The European Union is (and other countries outside of the European Union are) implementing similar requirements, which will affect a Portfolio when it enters into a derivatives transaction with a counterparty organized in that country or otherwise subject to that country's derivatives regulations. Because these requirements are new and evolving (and some of the rules are not yet final), their ultimate impact remains unclear. Central clearing is expected to reduce counterparty risk and increase liquidity, however, there is no assurance that it will achieve that result, and in the meantime, central clearing and related requirements expose a Portfolio to new kinds of costs and risks.

Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to a Portfolio. Each Portfolio's derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. A Portfolio intends to enter into financial transactions with counterparties it believes to be creditworthy at the time of the transaction. To reduce this risk, a Portfolio has entered into master netting arrangements, established within each Portfolio's International Swap and Derivatives Association, Inc. ("ISDA") Master Agreements ("Master Agreements"). These Master Agreements are with select counterparties and they govern transactions, including certain OTC derivative and forward foreign currency contracts,

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2017 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

entered into by a Portfolio and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.

A Portfolio may also enter into collateral agreements with certain counterparties to further mitigate counterparty credit risk on OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to or from a Portfolio is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.

As of December 31, 2017, the maximum amount of loss that Global Bond, Invesco Equity and Income and Templeton Foreign Equity would incur if the counterparties to its derivative transactions failed to perform would be $4,751,077, $33,679 and $362, respectively, which represents the gross payments to be received by the Portfolios on open forward foreign currency contracts and purchased options were they to be unwound as of December 31, 2017. To reduce the amount of potential loss to Global Bond, the Portfolio has received $630,000 in cash collateral for open OTC transactions at December 31, 2017.

Each Portfolio has credit related contingent features that if triggered would allow its derivative counterparties to close out and demand payment or additional collateral to cover their exposure from a Portfolio. Credit related contingent features are established between each Portfolio and their derivatives counterparties to reduce the risk that a Portfolio will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in a Portfolio's net assets and/or a percentage decrease in a Portfolio's NAV, which could cause a Portfolio to accelerate payment of any net liability owed to the counterparty. The contingent features are established within each Portfolio's Master Agreements.

As of December 31, 2017, Global Bond, Invesco Comstock and Invesco Equity and Income had a liability position of $3,105,940, $810,493 and $1,511,795 on open forward foreign currency contracts and OTC written options with credit related contingent features. If a contingent feature would have been triggered as of December 31, 2017, the Portfolios could have been required to pay this amount in cash to its counterparties. There was no cash collateral pledged by any Portfolio as of December 31, 2017 for open OTC derivatives.

H.  Forward Foreign Currency Contracts. Certain Portfolios may enter into forward foreign currency contracts primarily to hedge against foreign currency exchange rate risks on their non-U.S. dollar denominated investment securities. When entering into a forward currency contract, a Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and a Portfolio's net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Open forward foreign currency contracts are presented following the Portfolio of Investments.

During the year ended December 31, 2017, the following Portfolios had average contract amounts on forward foreign currency contracts purchased and sold as disclosed below:

	Purchased	Sold
Global Bond**	$199,197,433	$113,564,216
American Century Small-Mid Cap Value*	149,232	7,595,079
Invesco Comstock*	183,561	49,213,279
Invesco Equity and Income*	1,990,216	85,249,250
Oppenheimer Global*	—	4,622,324
Templeton Foreign Equity*	—	125,620

*  For the year ended December 31, 2017, the Portfolios used forward foreign currency contracts primarily to protect their non-U.S. dollar-denominated holdings from adverse currency movements. Please refer to the tables following each respective Portfolio of Investments for open forward foreign currency contracts at December 31, 2017.

**  For the year ended December 31, 2017, the Portfolio used forward foreign currency contracts primarily to protect their non-U.S. dollar-denominated holdings from adverse currency movements and to gain exposure to currencies for the purposes of risk management or enhanced return. Please refer to the tables following each respective Portfolio of Investments for open forward foreign currency contracts at December 31, 2017.

I.  Futures Contracts. Certain Portfolios may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract is a commitment to buy or sell a specific amount of a financial

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2017 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

instrument at a negotiated price on a stipulated future date. A Portfolio may buy and sell futures contracts. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when each Portfolio's assets are valued.

Upon entering into a futures contract, a Portfolio is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by a Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. Open futures contracts are reported on a table following each Portfolio's Portfolio of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are footnoted in the Portfolio of Investments. Cash collateral held by the broker to cover initial margin requirements on open futures contracts are noted in the Statements of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statements of Operations. Realized gains (losses) are reported in the Statements of Operations at the closing or expiration of futures contracts.

Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the year ended December 31, 2017, Global Bond had purchased and sold futures contracts on various notes and bonds as part of their respective duration strategy. During the year ended December 31, 2017, Pioneer High Yield had sold futures contracts on equity indices to decrease exposure to equity risk. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where each Portfolio is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of each Portfolios' securities. With futures, there is minimal counterparty credit risk to the Portfolios since futures are exchange traded and the exchange's clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

During the year ended December 31, 2017, the following Portfolios had average notional values on futures contracts purchased and sold as disclosed below. Please refer to the tables following each respective Portfolio of

Investments for open futures contracts at December 31, 2017.

	Purchased	Sold
Global Bond	$58,700,891	$38,764,837
Pioneer High Yield	—	2,319,596

J.  Securities Lending. Each Portfolio may temporarily loan up to 33 1/3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender's fee. Securities lending involves two primary risks: "investment risk" and "borrower default risk." When lending securities, the Portfolios will receive cash or U.S. government securities as collateral. Investment risk is the risk that the Portfolios will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Portfolios will lose money due to the failure of a borrower to return a borrowed security. Loans are subject to termination at the option of the borrower or the Portfolios. Securities lending may result in leverage. The use of leverage may exaggerate any increase or decrease in the NAV, causing the Portfolios to be more volatile. The use of leverage may increase expenses and increase the impact of the Portfolios' other risks.

K.  Restricted Securities. The Portfolios may invest in restricted securities which include those sold under Rule 144A of the Securities Act of 1933, as amended ("1933 Act") or securities offered pursuant to Section 4(a)(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined in good faith under procedures approved by the Board.

Securities that are not registered for sale to the public under the 1933 Act are referred to as "restricted securities." These securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. Many times these securities are subject to legal or contractual restrictions on resale. As a result of the absence of a public trading market, the prices of these securities may be more volatile, less liquid and more difficult to value than publicly traded securities. The price realized from the sale of these securities could be less than the amount originally paid or less than their fair value if they are resold in privately negotiated transactions. In addition, these securities may not be subject to disclosure and other investment protection requirements that are afforded to publicly traded securities. Certain investments may

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2017 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

include investment in smaller, less seasoned issuers, which may involve greater risk.

L.  Delayed-Delivery and When-Issued Transactions. Certain Portfolios may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The fair value of such is identified in the Portfolios' Portfolio of Investments. Losses may arise due to changes in the fair value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolios are required to hold liquid assets as collateral with the Portfolios' custodian sufficient to cover the purchase price.

To mitigate counterparty risk, certain Portfolios have entered into Master Securities Forward Transaction Agreements ("MSFTA") with their respective counterparties that provide for collateral and the right to offset amounts due to or from those counterparties under specified conditions. Subject to minimum transfer amounts, collateral requirements are determined and transfers made based on the net aggregate unrealized gain or loss on all the when-issued or delayed-delivery transactions with a particular counterparty. Cash collateral, if any, is presented on the Statement of Assets and Liabilities as an asset (Cash pledged as collateral for delayed-delivery or when-issued securities) and a liability (Cash received as collateral for delayed-delivery or when-issued securities). At December 31, 2017, there was no cash collateral pledged to or received by any Portfolio.

M.  Mortgage Dollar Roll Transactions. Certain Portfolios may engage in dollar roll transactions with respect to mortgage-backed securities issued by Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corp. In a dollar roll transaction, a Portfolio sells a mortgage-backed security to a financial institution, such as a bank or broker/dealer, and simultaneously agrees to repurchase a substantially similar (i.e., same type, coupon, and maturity) security from the institution on a delayed delivery basis at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. The Portfolios account for dollar roll transactions as purchases and sales. For fee based dollar roll transactions, the fee is recorded as income.

N.  Options Contracts. Certain Portfolios may purchase put and call options and may write (sell) put options and covered call options on futures, swaps ("swaptions"), securities, commodities or foreign currencies. The Portfolios may engage in option transactions as a hedge against adverse movements in the value of portfolio holdings or to increase market exposure. Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. An amount equal to the proceeds of the premium received by the Portfolios upon the writing of a put or call option is included in the Statements of Assets and Liabilities as an asset and equivalent liability which is subsequently marked-to-market until it is exercised or closed, or it expires. The Portfolios will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements. The risk in writing a covered call option is that the Portfolios give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Portfolios may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolios pay a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

During the year ended December 31, 2017, Global Bond had purchased credit default swaptions to increase exposure to credit risk. There were no open credit default swaptions at December 31, 2017.

During the year ended December 31, 2017, Global Bond had purchased foreign currency options to gain exposure to currencies. There were no open purchased foreign currency options at December 31, 2017.

During the year ended December 31, 2017, Global Bond had purchased and written interest rate swaptions to gain exposure to interest rates and to generate income. Please refer to the tables following the Portfolio of Investments for open purchased and written interest rate swaptions at December 31, 2017.

During the year ended December 31, 2017, Global Bond had purchased and written interest rate caps to gain exposure to interest rates and to generate income. Please refer to tables following the Portfolio of

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2017 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Investments for open purchased interest rate caps at December 31, 2017. There were no open written interest rate caps at December 31, 2017.

During the year ended December 31, 2017, Global Bond had purchased and written interest rate steepeners to gain exposure to interest rates and to generate income. Please refer to tables following the Portfolio of Investments for open purchased interest rate steepeners at December 31, 2017. There were no open written interest rate steepeners at December 31, 2017.

During the year ended December 31, 2017, Global Bond had written interest rate floors and flatteners to generate income. Please refer to tables following the Portfolio of Investments for open written interest rate floors and flatteners at December 31, 2017.

Please refer to Note 9 for the volume of both purchased and written option activity during the year ended December 31, 2017.

O.  Swap Agreements. Certain Portfolios may enter into swap agreements. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other at specified future intervals based on the return of an asset (such as a stock, bond or currency) or non-asset reference (such as an interest rate or index). Swap agreements are privately negotiated in the OTC market and may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange ("centrally cleared swaps").

The swap agreement will specify the "notional" amount of the asset or non-asset reference to which the contract relates. Subsequent changes in fair value, if any, are calculated based upon changes in the performance of the asset or non-asset reference multiplied by the notional value of the contract. A Portfolio may enter into credit default, interest rate, total return and currency swaps to manage its exposure to credit, currency and interest rate risk. All outstanding swap agreements are reported following each Portfolio's Portfolio of Investments.

Swaps are marked to market daily using quotations primarily from third party pricing services, registered commodities exchange(s), counterparties or brokers. The fair value of an OTC swap contract is recorded on each Portfolio's Statements of Assets and Liabilities. Daily changes in the value of centrally cleared swaps, if any, are recorded as variation margin receivable or payable on the Statement of Assets and Liabilities. During the term of the swap, changes in the value of the swap, if any, are recorded as unrealized gains or losses on the Statements of Operations. Upfront payments paid or received on OTC swaps by a Portfolio when entering into the agreements are reported on the Statements of Assets and Liabilities and as a component of the changes in unrealized gains or losses on the Statements of Operations. These upfront payments represent the amounts paid or received when initially entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and the prevailing market conditions. The upfront payments are included as a component in the realized gains or losses on each Portfolio's Statement of Operations upon termination or maturity of the swap. A Portfolio also records net periodic payments paid or received on the swap contract as a realized gain or loss on the Statements of Operations.

In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the "CCP") and the Portfolio's counterparty on the swap agreement becomes the CCP. The Portfolios are required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Portfolios are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are footnoted as pledged on the Portfolio of Investments and cash deposited is recorded on the Statements of Assets and Liabilities as cash pledged for centrally cleared swaps. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gain (loss) on the Statements of Operations.

Entering into swap agreements involves the risk that the maximum potential loss of an investment exceeds the current value of the investment as reported on each Portfolio's Statements of Assets and Liabilities. Other risks involve the possibility that the counterparty to the agreements may default on its obligation to perform, that there will be no liquid market for these investments and that unfavorable changes in the market will have a negative impact on the value of the index or securities underlying the respective swap agreement.

Credit Default Swap Contracts. A credit default swap is a bilateral agreement between counterparties in which the buyer of the protection agrees to make a stream of periodic payments to the seller of protection in exchange for the right to receive a specified return in the event of a default or other credit event for a referenced entity, obligation or index. As a seller of protection on credit

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2017 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

default swaps, a Portfolio will generally receive from the buyer a fixed payment stream based on the notional amount of the swap contract. This fixed payment stream will continue until the swap contract expires or a defined credit event occurs.

A Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. As a seller of protection in a credit default swap, a Portfolio may execute these contracts to manage its exposure to the market or certain sectors of the market. Certain Portfolios may also enter into credit default swaps to speculate on changes in an issuer's credit quality, to take advantage of perceived spread advantages, or to offset an existing short equivalent (i.e. buying protection on an equivalent reference entity).

Certain Portfolios may sell credit default swaps which expose these Portfolios to the risk of loss from credit risk- related events specified in the contract. Although contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/moratorium. If a Portfolio is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will generally either (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index. If a Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues are disclosed in each Portfolio's Portfolio of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-backed securities or credit indices, the quoted market prices and resulting fair values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing fair values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum amount of future payments (undiscounted) that a Portfolio as seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreements, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Portfolio for the same referenced entity or entities.

For the year ended December 31, 2017, Global Bond had purchased credit protection on various credit default swap indices to hedge the credit risk associated with certain sectors of the markets. For the year ended December 31, 2017, Global Bond and Pioneer High Yield had sold credit protection on various credit default swap indices to gain additional exposure to the market or certain sectors of the markets.

During the year ended December 31, 2017, Global Bond and Pioneer High Yield had an average notional amount on credit default swaps to buy and sell protection as disclosed below. Please refer to the tables following each respective Portfolio of Investments for open purchased and sold credit default swaps at December 31, 2017.

	Purchased	Sold
Global Bond	$7,638,554	$10,725,333
Pioneer High Yield	—	3,114,020

At December 31, 2017, Pioneer High Yield had pledged $225,135 in cash collateral for open centrally cleared credit default swaps outstanding at December 31, 2017.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2017 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Interest Rate Swap Contracts. An interest rate swap involves the agreement between counterparties to exchange periodic payments based on interest rates. One payment will be based on a floating rate of a specified interest rate while the other will be a fixed rate. Risks involve the future fluctuations of interest rates in which a Portfolio may make payments that are greater than what a Portfolio received from the counterparty. Other risks include credit, liquidity and market risk.

For the year ended December 31, 2017, Global Bond had entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate ("Long interest rate swap") in order to increase exposure to interest rate risk. Average notional amounts on long interest rate swaps was $327,843,732.

For the year ended December 31, 2017, Global Bond had entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate ("Short interest rate swap") in order to decrease exposure to interest rate risk. Average notional amounts on short interest rate swaps was $394,465,868.

Global Bond entered into interest rate swaps to adjust interest rate and yield curve exposures and to substitute for physical fixed-income securities. Please refer to the table following the Portfolio of Investments for Global Bond for open centrally cleared interest rate swaps at December 31, 2017.

At December 31, 2017, Global Bond had pledged $1,778,000 in cash collateral for open centrally cleared swaps outstanding at December 31, 2017.

P.  Structured Products. Global Bond invests in structured products which are specially-designed investments whose principal payments or interest payments are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The terms and conditions of these products may be 'structured' by the purchaser (a Portfolio) and the borrower issuing the note. The market value of these products will increase or decrease based on the performance of the underlying asset or reference. A Portfolio records the net change in the market value of the structured product on the accompanying Statements of Operations as a change in unrealized appreciation or depreciation on investments. A Portfolio records a realized gain or loss on the Statements of Operations upon the sale or maturity of the structured product. Please refer to the

Portfolio of Investments for structured products held by Global Bond at December 31, 2017.

Q.  Indemnifications. In the normal course of business, the Company may enter into contracts that provide certain indemnifications. The Company's maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the year ended December 31, 2017, the cost of purchases and the proceeds from the sales of securities, excluding U.S. government and short-term securities, were as follows:

	Purchases	Sales
Global Bond	$66,563,696	$91,335,826
American Century Small-Mid Cap Value	203,873,358	224,356,097
Baron Growth	24,805,640	160,252,513
Columbia Contrarian Core	145,376,475	211,268,655
Columbia Small Cap Value II	94,727,535	138,380,767
Invesco Comstock	65,839,373	176,807,785
Invesco Equity and Income	278,731,241	554,631,021
JPMorgan Mid Cap Value	59,967,685	155,438,358
Oppenheimer Global	139,547,580	229,130,531
Pioneer High Yield	44,630,134	51,679,139
T. Rowe Price Diversified Mid Cap Growth	267,643,749	313,438,250
T. Rowe Price Growth Equity	830,947,745	1,087,911,612
Templeton Foreign Equity	86,127,068	199,818,809

U.S. government securities not included above were as follows:

	Purchases	Sales
Global Bond	$200,442,357	$201,117,256
Invesco Equity and Income	1,919,348,897	1,908,464,481
Pioneer High Yield	—	3,505,856

NOTE 4 — INVESTMENT MANAGEMENT FEES

The Portfolios have entered into an investment management agreement ("Management Agreement") with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Portfolios. The Investment Adviser oversees all investment management and portfolio management services for the Portfolios and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Portfolios, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. This Management Agreement compensates the Investment Adviser with a management fee, computed daily and payable monthly, based on the average daily

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2017 (CONTINUED)

NOTE 4 — INVESTMENT MANAGEMENT FEES (continued)

net assets of each Portfolio, at the following annual rates:

Portfolio	Fee
Global Bond	0.600% on the first $4 billion;
0.575% on the next $1 billion;
0.550% on the next $1 billion;
0.530% on assets over $6 billion
American Century Small-Mid Cap Value	1.10% on the first $250 million;
1.05% on the next $250 million;
1.00% on assets over $500 million
Baron Growth	0.950% on the first $1 billion;
0.925% on the next $1 billion;
0.900% on assets over $2 billion
Columbia Contrarian Core	0.90% on the first $500 million;
0.85% on the next $500 million;
0.80% on assets over $1 billion
Columbia Small Cap Value II	0.85%
Invesco Comstock	0.70%
Invesco Equity and Income(1)	0.65% on the first $750 million;
0.63% on the next $250 million;
0.61% on assets over $1 billion
JPMorgan Mid Cap Value	0.85% on the first $500 million;
0.75% on the next $500 million;
0.70% on assets over $1 billion
Oppenheimer Global	0.70% on the first $3 billion;
0.68% on the next $1 billion;
0.67% on the next $4 billion;
0.66% on assets over $8 billion
Pioneer High Yield	0.70% on the first $2 billion;
0.60% on the next $1 billion;
0.50% on the next $1 billion;
0.40% on assets over $4 billion
T. Rowe Price Diversified Mid Cap Growth	0.74%
T. Rowe Price Growth Equity	0.70%
Templeton Foreign Equity	0.90% on the first $500 million;
0.85% on assets over $500 million

(1)  The Investment Adviser has contractually agreed to waive 0.01% of the management fee for Invesco Equity and Income. Any fees waived or reimbursed are not eligible for recoupment. Termination or modification of this obligation requires approval by the Board.

The Investment Adviser has contractually agreed to waive a portion of the management fee for Global Bond, American Century Small-Mid Cap Value, Columbia Contrarian Core, Columbia Small Cap Value II, Invesco Comstock, T. Rowe Price Growth Equity and Templeton Foreign Equity in connection with sub-advisory fee reductions for these Portfolios. The waiver is calculated as follows: Waiver = 50% x (former sub-advisory fee rate minus new sub-advisory fee rate) x average daily net assets as of the calculation date.

In addition, the Investment Adviser has agreed to further waive a portion of the advisory fee for T. Rowe Price Growth Equity. The waiver for T. Rowe Price Growth Equity is based on the total savings in excess of $500,000 as a result of the aggregated sub-advisory fee schedule of T. Rowe Price Growth Equity and VY® T. Rowe Price Equity Income Portfolio, which is not included in this report. The aggregated amount of savings is allocated to the two Portfolios pro rata based on each Portfolio's contribution to the amount saved.

For the period ended April 30, 2017, DSL waived $1,890, $197,272, $31,264, $22,595, $31,057, $31,285 and $40,153 for Global Bond, American Century Small-Mid Cap Value, Columbia Contrarian Core, Columbia Small Cap Value II, Invesco Comstock, T. Rowe Price Growth Equity and Templeton Foreign Equity, respectively. From May 1, 2017 to December 31, 2017, Voya Investments waived $3,835, $398,515, $60,210, $38,272, $61,464, $64,017 and $81,531 for Global Bond, American Century Small-Mid Cap Value, Columbia Contrarian Core, Columbia Small Cap Value II, Invesco Comstock, T. Rowe Price Growth Equity and Templeton Foreign Equity, respectively. Termination or modification of these obligations requires approval by the Board.

At the July 13, 2017 Board meeting, the Board ratified and approved a sub-advisory fee waiver agreement for JPMorgan Mid Cap Value effective June 1, 2017. In connection with this sub-advisory fee waiver, the Board ratified and approved a management fee waiver whereby the management fee for JPMorgan Mid Cap Value is reduced by the same amount as the reduction in sub-advisory fees also effective June 1, 2017. For the year ended December 31, 2017, Voya Investments waived $1,871 in management fees for the Portfolio. Termination or modification of these obligations requires approval by the Board.

Templeton Foreign Equity may invest its assets in Templeton Institutional Funds-Foreign Smaller Companies Series ("Foreign Smaller Companies Series"). Templeton Foreign Equity's purchase of shares of Foreign Smaller Companies Series will result in Templeton Foreign Equity paying a proportionate share of the expenses of Foreign Smaller Companies Series. The Investment Adviser will waive its management fee in an amount equal to the advisory fee received by the adviser of the Foreign Smaller Companies Series resulting from the Templeton Foreign Equity's investment into the Foreign Smaller Companies Series. There were no such waivers for the year ended December 31, 2017.

The Investment Adviser has entered into a sub-advisory agreement with each respective sub-adviser. These sub-advisers provide investment advice for certain Portfolios and are paid by the Investment Adviser based on the average daily net assets of the respective Portfolios. Subject to such policies as the Board or the Investment Adviser may determine, the sub-advisers manage each respective Portfolio's assets in accordance with the Portfolio's investment objectives, policies, and limitations.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2017 (CONTINUED)

NOTE 4 — INVESTMENT MANAGEMENT FEES (continued)

The sub-advisers of the Portfolios are as follows (*denotes an affiliated sub-adviser):

Portfolio	Sub-Adviser
Global Bond	Voya Investment Management Co. LLC*
American Century Small-Mid Cap Value	American Century Investment Management, Inc.
Baron Growth	BAMCO, Inc.
Columbia Contrarian Core & Columbia Small Cap Value II	Columbia Management Investment Advisers, LLC
Invesco Comstock & Invesco Equity and Income	Invesco Advisers, Inc.
JPMorgan Mid Cap Value	J.P. Morgan Investment Management Inc.
Oppenheimer Global	OppenheimerFunds, Inc.
Pioneer High Yield(1)	Amundi Pioneer Asset Management, Inc.
T. Rowe Price Diversified Mid Cap Growth & T. Rowe Price Growth Equity	T. Rowe Price Associates, Inc.
Templeton Foreign Equity	Templeton Investment Counsel, LLC

(1)  Effective July 3, 2017, the Investment Adviser entered into a new sub-advisory agreement with Amundi Pioneer Asset Management, Inc. due to a change in control of Pioneer Investment Management, Inc.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Class ADV and Class S2 shares of each respective Portfolio have a plan of distribution (the "Plan"), whereby the Distributor is reimbursed or compensated by the Portfolios for expenses incurred in the distribution of each Portfolio's shares. The Distributor may pay, on behalf of each Portfolio, out of its distribution fee, compensation to certain financial institutions for providing distribution assistance. Under the Plan, a Portfolio makes payments at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to its Class ADV shares and a Portfolio makes payments at an annual rate of 0.15% of the Portfolio's average daily net assets attributable to its Class S2 shares. The Distributor has contractually agreed to waive 0.02% of the distribution fee for Class S2 shares of Invesco Equity and Income. Termination or modification of this obligation requires approval by the Board.

Class ADV, Class S and Class S2 shares are further subject to a shareholder servicing fee payable to shareholder organizations pursuant to the shareholder servicing plan adopted for Class ADV, Class S and Class S2 shares which shall not exceed an annual rate of

0.25% of the average daily net assets of each class, respectively.

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At December 31, 2017, the following direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc. or affiliated investment companies owned more than 5% of the following Portfolios:

Subsidiary/Affiliated Investment Company	Portfolio	Percentage
ReliaStar Life Insurance Company	Oppenheimer Global	5.78%
	Pioneer High Yield	23.86
	T. Rowe Price Diversified Mid Cap Growth	12.10
Security Life of Denver Insurance Company	Global Bond	7.34
	Columbia Small Cap Value II	5.46
	Pioneer High Yield	19.50
	T. Rowe Price Diversified Mid Cap Growth	5.35
Voya Institutional Trust Company	Global Bond	21.14
	American Century Small-Mid Cap Value	40.61
	Baron Growth	15.44
	Columbia Contrarian Core	8.85
	Columbia Small Cap Value II	12.86
	Invesco Comstock	7.44
	JPMorgan Mid Cap Value	25.50
	Oppenheimer Global	11.53
	T. Rowe Price Diversified Mid Cap Growth	11.27
	T. Rowe Price Growth Equity	21.55
	Templeton Foreign Equity	5.62
Voya Insurance and Annuity Company	Baron Growth	39.91
	Columbia Contrarian Core	79.33
	Columbia Small Cap Value II	43.33
	Invesco Comstock	37.22
	Invesco Equity and Income	58.31
	JPMorgan Mid Cap Value	21.79
	Oppenheimer Global	10.37
	T. Rowe Price Growth Equity	16.50
	Templeton Foreign Equity	61.03
Voya Retirement Insurance and Annuity Company	Global Bond	64.90
	American Century Small-Mid Cap Value	56.77
	Baron Growth	39.76
	Columbia Contrarian Core	8.85
	Columbia Small Cap Value II	33.36
	Invesco Comstock	20.19
	Invesco Equity and Income	34.85
	JPMorgan Mid Cap Value	46.31
	Oppenheimer Global	70.42
	Pioneer High Yield	54.22
	T. Rowe Price Diversified Mid Cap Growth	69.97
	T. Rowe Price Growth Equity	55.19
	Templeton Foreign Equity	26.95
Voya Solution 2025 Portfolio	Invesco Comstock	5.63
Voya Solution 2035 Portfolio	Invesco Comstock	7.54
Voya Solution 2045 Portfolio	Invesco Comstock	7.00
Voya Solution Moderately Aggressive Portfolio	Invesco Comstock	5.80

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2017 (CONTINUED)

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (continued)

Under the 1940 Act, the direct or indirect beneficial owner of more than 25% of the voting securities of a company (including a fund) is presumed to control such company. Companies under common control (e.g., companies with a common owner of greater than 25% of their respective voting securities) are affiliates under the 1940 Act.

The Investment Adviser may direct the Portfolios' sub-advisers to use their best efforts (subject to obtaining best execution of each transaction) to allocate a Portfolio's equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of that Portfolio. Any amounts credited to the Portfolios are reflected as brokerage commission recapture on the accompanying Statements of Operations.

The Portfolios have adopted a deferred compensation plan (the "DC Plan"), which allows eligible independent directors, as described in the DC Plan, to defer the receipt of all or a portion of the directors' fees that they are entitled to receive from the Portfolios. For purposes of determining the amount owed to the director under the DC Plan, the amounts deferred are invested in shares of the funds selected by the director (the "Notional Funds"). The Portfolios purchase shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the directors' deferred fees, resulting in a Portfolio asset equal to the deferred compensation liability. Such assets, if applicable, are included as a component of "Other assets" on the accompanying Statements of Assets and Liabilities. Deferral of directors' fees under the DC Plan will not affect net assets of the Portfolio, and will not materially affect the Portfolios' assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.

The Portfolio(s) may engage in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers) and/or have a common sub-adviser. These interfund transactions are made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the year ended December 31, 2017, Pioneer High Yield engaged in such purchase and sales transactions totaling $1,869,965 and $104,407, respectively.

NOTE 7 — OTHER ACCRUED EXPENSES AND LIABILITIES

At December 31, 2017, Pioneer High Yield had the following payables included in Other Accrued Expenses and Liabilities on the Statements of Assets and Liabilities that exceeded 5% of total liabilities:

Accrued Expenses	Amount
Custody	$10,392
Postage	14,079

NOTE 8 — EXPENSE LIMITATION AGREEMENTS

The Investment Adviser has entered into a written expense limitation agreement ("Expense Limitation Agreement") with the following Portfolios, whereby the Investment Adviser has agreed to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses, and acquired fund fees and expenses to the levels listed below:

Portfolio	Class ADV	Class I	Class R6	Class S	Class S2
Global Bond	1.10%	0.60%	N/A	0.85%	N/A
American Century Small-Mid Cap Value	1.52%	1.02%	N/A	1.27%	1.42%
Baron Growth	1.55%	1.05%	1.05%	1.30%	1.45%
Columbia Contrarian Core(1)	N/A	N/A	N/A	N/A	N/A
Columbia Small Cap Value II	1.65%	1.15%	1.15%	1.40%	1.55%
Invesco Comstock(2)	N/A	N/A	N/A	N/A	N/A
Invesco Equity and Income	1.15%	0.65%	N/A	0.90%	1.05%
JPMorgan Mid Cap Value	1.50%	1.00%	N/A	1.25%	1.40%
Oppenheimer Global	1.30%	0.80%	N/A	1.05%	1.20%
Pioneer High Yield	N/A	0.71%	N/A	0.96%	N/A
T. Rowe Price Diversified Mid Cap Growth	1.30%	0.80%	0.80%	1.05%	1.20%
T. Rowe Price Growth Equity	1.25%	0.75%	N/A	1.00%	1.15%
Templeton Foreign Equity(3)	1.48%	0.98%	N/A	1.23%	1.38%

(1)  Pursuant to a side letter agreement, through May 1, 2018, the Investment Adviser has agreed to waive all or a portion of the management fee and/or reimburse expenses so that the expense limits are 1.24%, 0.74% and 0.99% for Class ADV, Class I and Class S, respectively. Termination or modification of this obligation requires approval by the Board. Any fees waived pursuant to the side letter agreement shall not be eligible for recoupment.

(2)  Pursuant to a side letter agreement, through May 1, 2018, the Investment Adviser has agreed to waive all or a portion of the management fee and/or reimburse expenses so that the expense limits are 1.31%, 0.81% and 1.06% for Class ADV, Class I, and Class S, respectively. Termination or modification of this obligation requires approval by the Board. Any fees waived pursuant to the side letter agreement shall not be eligible for recoupment.

(3)  Pursuant to a side letter agreement, through May 1, 2018, the Investment Adviser has agreed to waive all or a portion of the management fee and/or reimburse expenses so that the expense limits are 1.42%, 0.92%, 1.17% and 1.32% for Class ADV, Class I, Class S, and Class S2, respectively. Termination or modification of this obligation requires approval by the Board. Any fees waived pursuant to the side letter agreement shall not be eligible for recoupment.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2017 (CONTINUED)

NOTE 8 — EXPENSE LIMITATION AGREEMENTS (continued)

Unless otherwise specified above, the Investment Adviser may, at a later date, recoup from a Portfolio for fees waived and/or other expenses reimbursed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Portfolio's expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities.

At December 31, 2017, the amounts of waived and/or reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:

	December 31,
Portfolio	2018	2019	2020	Total
Global Bond	$135,581	$142,214	$148,091	$425,886
American Century Small-Mid Cap Value	430,902	397,677	448,785	1,277,364
Invesco Equity and Income	207,075	331,544	320,129	858,748
Pioneer High Yield	55,577	65,632	71,559	192,768

The Expense Limitation Agreement is contractual through May 1, 2018 and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.

NOTE 9 — PURCHASED AND WRITTEN OPTIONS

Transactions in purchased credit default swaptions for Global Bond during the year ended December 31, 2017 were as follows:

	USD Notional	Cost
Balance at 12/31/2016	—	$—
Options Purchased	22,500,000	15,750
Options Expired	(22,500,000)	(15,750)
Balance at 12/31/2017	—	$—

Transactions in purchased foreign currency options for Global Bond during the year ended December 31, 2017 were as follows:

	USD Notional	Cost
Balance at 12/31/2016	49,600,000	$630,019
Options Purchased	23,700,000	47,637
Options Expired	(73,300,000)	(677,656)
Balance at 12/31/2017	—	$—

Transactions in purchased interest rate swaptions for Global Bond during the year ended December 31, 2017 were as follows:

	EUR Notional	USD Notional	Cost
Balance at 12/31/2016	—	848,900,000	$16,806,367
Options Purchased	129,500,000	1,821,200,000	38,009,969
Options Terminated in Closing Sell Transactions	(129,500,000)	(1,987,300,000)	(49,517,415)
Options Expired	—	(415,100,000)	(2,665,784)
Balance at 12/31/2017	—	267,700,000	$2,633,137

Transactions in purchased interest rate caps for Global Bond during the year ended December 31, 2017 were as follows:

	USD Notional	Cost
Balance at 12/31/2016	—	$—
Options Purchased	236,800,000	33,152
Balance at 12/31/2017	236,800,000	$33,152

Transactions in purchased option steepeners for Global Bond during the year ended December 31, 2017 were as follows:

	USD Notional	Cost
Balance at 12/31/2016	—	$—
Options Purchased	23,680	2,368
Balance at 12/31/2017	23,680	$2,368

Transactions in written interest rate swaptions for Global Bond during the year ended December 31, 2017 were as follows:

	EUR Notional	USD Notional	Premiums Received
Balance at 12/31/2016	—	541,500,000	$17,710,908
Options Written	1,212,500,000	4,670,300,000	41,599,040
Options Terminated in Closing Purchase Transactions	(264,400,000)	(3,149,200,000)	(52,291,927)
Options Expired	(948,100,000)	(1,761,700,000)	(4,549,982)
Balance at 12/31/2017	—	300,900,000	$2,468,039

Transactions in written interest rate caps for Global Bond for the year ended December 31, 2017 were as follows:

	EUR Notional	USD Notional	Premiums Received
Balance at 12/31/2016	—	—	$—
Options Written	355,300,000	470,200,000	383,812
Options Terminated in Closing Purchase Transactions	(355,300,000)	—	(188,679)
Options Expired	—	(470,200,000)	(195,133)
Balance at 12/31/2017	—	—	$—

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2017 (CONTINUED)

NOTE 9 — PURCHASED AND WRITTEN OPTIONS (continued)

Transactions in written interest rate floors for Global Bond for the year ended December 31, 2017 were as follows:

	EUR Notional	USD Notional	Premiums Received
Balance at 12/31/2016	—	—	$—
Options Written	355,300,000	707,000,000	419,332
Options Terminated in Closing Purchase Transactions	(355,300,000)	(470,200,000)	(383,812)
Balance at 12/31/2017	—	236,800,000	$35,520

Transactions in written interest rate steepeners for Global Bond for the year ended December 31, 2017 were as follows:

	USD Notional	Premiums Received
Balance at 12/31/2016	—	$—
Options Written	11,755	49,371
Options Expired	(11,755)	(49,371)
Balance at 12/31/2017	—	$—

Transactions in written interest rate flatteners for Global Bond for the year ended December 31, 2017 were as follows:

	USD Notional	Premiums Received
Balance at 12/31/2016	—	$—
Options Written	35,435	49,371
Options Terminated in Closing Purchase Transactions	(11,755)	(49,371)
Balance at 12/31/2017	23,680	$—

NOTE 10 — LINE OF CREDIT

Effective May 19, 2017, each Portfolio, in addition to certain other funds managed by the Investment Adviser,

has entered into a 364-day unsecured committed revolving line of credit agreement (the "Credit Agreement") with The Bank of New York Mellon ("BNY") for an aggregate amount of $400,000,000 through May 18, 2018. The proceeds may be used only to finance temporarily: (1) the purchase or sale of investment securities; or (2) the repurchase or redemption of shares of a Portfolio or certain other funds managed by the Investment Adviser. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.

Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.

The below Portfolios utilized the line of credit during the year ended December 31, 2017 as follows:

Portfolio	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
Global Bond	20	$791,900	1.97%
American Century Small-Mid Cap Value	7	1,100,286	1.66
Baron Growth(1)	59	2,741,017	1.88
Columbia Small Cap Value II	1	923,000	1.91
Invesco Comstock	3	1,029,000	1.91
JPMorgan Mid Cap Value	1	1,564,000	1.66
Pioneer High Yield	2	3,457,500	2.16
T. Rowe Price Diversified Mid Cap Growth	6	1,187,333	1.98
T. Rowe Price Growth Equity	1	12,436,000	1.66

(1)  At December 31, 2017, Baron Growth had an outstanding balance of $2,189,000.

NOTE 11 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Global Bond
Class ADV
12/31/2017	128,282	—	47,648	(277,672)	(101,742)	1,365,036	—	511,317	(2,961,339)	(1,084,986)
12/31/2016	107,392	—	33,630	(449,149)	(308,127)	1,108,838	—	354,541	(4,679,862)	(3,216,483)
Class I
12/31/2017	680,805	—	382,622	(2,220,463)	(1,157,036)	7,442,323	—	4,176,794	(24,015,554)	(12,396,437)
12/31/2016	653,116	—	274,656	(2,172,158)	(1,244,386)	6,967,143	—	2,946,090	(22,923,095)	(13,009,862)
Class S
12/31/2017	485,526	—	87,843	(720,342)	(146,973)	5,274,739	—	957,957	(7,792,658)	(1,559,962)
12/31/2016	360,024	—	60,641	(848,014)	(427,349)	3,842,909	—	649,729	(8,875,828)	(4,383,190)
American Century Small-Mid Cap Value
Class ADV
12/31/2017	1,273,611	—	459,511	(1,104,163)	628,959	15,480,756	—	5,440,612	(13,511,146)	7,410,222
12/31/2016	1,295,216	—	795,421	(1,020,127)	1,070,510	14,704,948	—	8,574,642	(11,256,751)	12,022,839

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2017 (CONTINUED)

NOTE 11 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Class I
12/31/2017	2,316,647	—	616,094	(4,007,876)	(1,075,135)	29,878,367	—	7,725,817	(51,684,822)	(14,080,638)
12/31/2016	2,512,202	—	1,159,927	(1,514,853)	2,157,276	29,961,101	—	13,188,376	(17,722,536)	25,426,941
Class S
12/31/2017	1,140,010	—	408,038	(1,402,449)	145,599	14,536,039	—	5,051,508	(17,912,614)	1,674,933
12/31/2016	1,323,919	—	726,242	(1,172,038)	878,123	15,736,354	—	8,162,961	(13,410,822)	10,488,493
Class S2
12/31/2017	88,532	—	17,963	(147,039)	(40,544)	1,084,585	—	212,143	(1,806,712)	(509,984)
12/31/2016	124,442	—	34,941	(84,336)	75,047	1,385,037	—	375,613	(906,287)	854,363
Baron Growth
Class ADV
12/31/2017	141,794	—	399,679	(496,797)	44,676	3,876,341	—	10,303,718	(13,551,988)	628,071
12/31/2016	109,364	—	373,857	(773,995)	(290,774)	2,797,559	—	9,413,716	(19,855,399)	(7,644,124)
Class I
12/31/2017	408,359	—	642,944	(1,894,705)	(843,402)	12,294,387	—	18,143,871	(56,356,725)	(25,918,467)
12/31/2016	417,307	—	660,211	(2,285,812)	(1,208,294)	11,410,135	—	17,990,751	(63,974,158)	(34,573,272)
Class R6
12/31/2017	361,465	—	8,442	(28,559)	341,348	11,011,062	—	238,305	(846,236)	10,403,131
5/3/2016(1)-12/31/2016	32,619	—	12	(3)	32,628	891,979	—	324	(76)	892,227
Class S
12/31/2017	1,113,946	—	2,267,091	(4,336,445)	(955,408)	32,227,401	—	61,370,163	(123,509,735)	(29,912,171)
12/31/2016	314,847	—	2,153,555	(4,311,981)	(1,843,579)	8,589,723	—	56,573,883	(114,899,359)	(49,735,753)
Class S2
12/31/2017	13,674	—	9,024	(62,094)	(39,396)	371,211	—	234,357	(1,776,996)	(1,171,428)
12/31/2016	14,243	—	12,601	(135,840)	(108,996)	365,247	—	318,426	(3,563,475)	(2,879,802)
Columbia Contrarian Core
Class ADV
12/31/2017	99,184	—	86,050	(154,736)	30,498	2,213,239	—	1,883,632	(3,445,221)	651,650
12/31/2016	206,108	—	150,661	(172,206)	184,563	4,342,604	—	3,043,357	(3,618,361)	3,767,600
Class I
12/31/2017	29,491	—	29,602	(139,937)	(80,844)	689,950	—	679,364	(3,217,272)	(1,847,958)
12/31/2016	52,290	—	60,396	(91,369)	21,317	1,150,383	—	1,273,754	(2,028,475)	395,662
Class S
12/31/2017	122,711	—	857,148	(2,813,079)	(1,833,220)	2,803,471	—	19,294,405	(64,190,432)	(42,092,556)
12/31/2016	510,533	—	1,741,401	(2,286,414)	(34,480)	11,313,446	—	36,064,421	(49,606,442)	(2,228,575)
Columbia Small Cap Value II
Class ADV
12/31/2017	380,508	—	86,086	(537,902)	(71,308)	7,090,123	—	1,540,950	(10,025,990)	(1,394,917)
12/31/2016	450,766	—	78,116	(352,261)	176,621	7,702,073	—	1,252,201	(5,575,925)	3,378,349
Class I
12/31/2017	598,665	—	111,151	(1,141,377)	(431,561)	11,537,760	—	2,049,620	(21,880,016)	(8,292,636)
12/31/2016	733,228	—	120,397	(907,546)	(53,921)	12,450,314	—	1,982,935	(14,937,217)	(503,968)
Class R6
12/31/2017	213,365	—	6,336	(23,579)	196,122	4,128,456	—	116,893	(458,426)	3,786,923
5/3/2016(1)-12/31/2016	21,304	—	9	(246)	21,067	397,901	—	148	(4,790)	393,259
Class S
12/31/2017	262,690	—	304,578	(2,039,675)	(1,472,407)	5,083,662	—	5,595,104	(39,135,759)	(28,456,993)
12/31/2016	411,446	—	358,284	(1,517,722)	(747,992)	7,134,368	—	5,879,446	(25,165,493)	(12,151,679)
Class S2
12/31/2017	35,765	—	12,693	(189,825)	(141,367)	665,308	—	226,580	(3,564,611)	(2,672,723)
12/31/2016	105,603	—	13,958	(111,844)	7,717	1,735,870	—	222,901	(1,764,798)	193,973
Invesco Comstock
Class ADV
12/31/2017	98,884	—	17,308	(310,862)	(194,670)	1,801,457	—	334,147	(5,699,252)	(3,563,648)
12/31/2016	137,527	—	43,241	(472,936)	(292,168)	2,173,379	—	738,151	(7,225,279)	(4,313,749)
Class I
12/31/2017	1,082,768	—	130,626	(3,093,588)	(1,880,194)	19,788,295	—	2,586,848	(56,589,093)	(34,213,950)
12/31/2016	1,703,584	—	293,404	(3,927,834)	(1,930,846)	25,537,401	—	5,061,532	(62,442,471)	(31,843,538)

(1)  Commencement of operations.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2017 (CONTINUED)

NOTE 11 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Class S
12/31/2017	1,061,639	—	161,017	(4,385,990)	(3,163,334)	19,098,021	—	3,158,173	(80,487,395)	(58,231,201)
12/31/2016	441,908	—	394,851	(4,109,040)	(3,272,281)	7,070,423	—	6,796,359	(63,797,475)	(49,930,693)
Invesco Equity and Income
Class ADV
12/31/2017	179,881	—	44,151	(184,517)	39,515	8,148,670	—	2,018,955	(8,391,843)	1,775,782
12/31/2016	117,019	—	67,141	(272,844)	(88,684)	4,917,985	—	2,783,517	(11,060,798)	(3,359,296)
Class I
12/31/2017	176,109	—	582,501	(1,489,600)	(730,990)	8,118,081	—	27,122,967	(69,117,060)	(33,876,012)
12/31/2016	140,124	—	855,589	(2,219,141)	(1,223,428)	6,100,181	—	36,331,776	(93,520,850)	(51,088,893)
Class S
12/31/2017	134,816	—	556,519	(3,190,895)	(2,499,560)	6,169,361	—	25,697,839	(146,664,061)	(114,796,861)
12/31/2016	168,617	—	979,188	(3,305,136)	(2,157,331)	7,220,022	—	41,073,160	(138,071,848)	(89,778,666)
Class S2
12/31/2017	295,115	—	366,805	(1,829,528)	(1,167,608)	13,316,841	—	16,696,466	(82,966,508)	(52,953,201)
12/31/2016	180,004	—	623,733	(1,523,860)	(720,123)	7,753,829	—	25,770,341	(62,454,115)	(28,929,945)
JPMorgan Mid Cap Value
Class ADV
12/31/2017	294,850	—	511,206	(836,242)	(30,186)	5,804,921	—	9,643,536	(16,464,711)	(1,016,254)
12/31/2016	379,036	—	496,562	(667,514)	208,084	7,178,861	—	9,110,242	(12,514,259)	3,774,844
Class I
12/31/2017	1,197,570	—	1,119,189	(2,850,311)	(533,552)	24,507,161	—	21,764,273	(57,612,445)	(11,341,011)
12/31/2016	851,179	—	1,156,229	(3,052,791)	(1,045,383)	16,553,193	—	21,801,765	(58,125,339)	(19,770,381)
Class S
12/31/2017	300,409	—	1,385,434	(3,804,102)	(2,118,259)	6,065,319	—	26,605,742	(75,880,829)	(43,209,768)
12/31/2016	567,728	—	1,522,331	(3,001,207)	(911,148)	10,935,631	—	28,386,017	(57,184,186)	(17,862,538)
Class S2
12/31/2017	38,685	—	19,880	(85,022)	(26,457)	763,114	—	374,052	(1,649,921)	(512,755)
12/31/2016	33,702	—	22,547	(68,319)	(12,070)	634,346	—	412,642	(1,286,780)	(239,792)
Oppenheimer Global
Class ADV
12/31/2017	625,755	—	45,631	(754,477)	(83,091)	12,232,396	—	891,168	(14,075,962)	(952,398)
12/31/2016	323,960	—	489,979	(1,491,343)	(677,404)	5,108,110	—	7,584,886	(23,882,388)	(11,189,392)
Class I
12/31/2017	1,917,311	—	771,338	(6,602,141)	(3,913,492)	36,700,944	—	15,673,599	(129,425,679)	(77,051,136)
12/31/2016	763,650	—	5,694,149	(10,331,521)	(3,873,722)	12,607,200	—	91,618,853	(171,064,377)	(66,838,324)
Class S
12/31/2017	2,199,107	—	112,713	(2,153,352)	158,468	41,756,204	—	2,210,306	(40,391,200)	3,575,310
12/31/2016	387,945	—	969,834	(3,768,813)	(2,411,034)	6,216,476	—	15,071,216	(60,422,277)	(39,134,585)
Class S2
12/31/2017	37,268	—	2,289	(66,589)	(27,032)	705,061	—	43,743	(1,343,678)	(594,874)
12/31/2016	24,256	—	17,666	(80,329)	(38,407)	380,074	—	267,822	(1,253,624)	(605,728)
Pioneer High Yield
Class I
12/31/2017	841,543	—	415,844	(1,560,684)	(303,297)	10,032,678	—	4,964,852	(18,587,981)	(3,590,451)
12/31/2016	1,586,910	—	437,270	(2,008,093)	16,087	17,733,148	—	4,907,706	(22,326,804)	314,050
Class S
12/31/2017	54,382	—	14,597	(140,182)	(71,203)	647,640	—	174,026	(1,660,160)	(838,494)
12/31/2016	69,562	—	17,639	(73,088)	14,113	775,358	—	197,859	(810,591)	162,626
T. Rowe Price Diversified Mid Cap Growth
Class ADV
12/31/2017	550,952	—	455,332	(477,636)	528,648	5,533,384	—	4,366,636	(4,738,144)	5,161,876
12/31/2016	2,584,781	40,605	703,451	(719,181)	2,609,656	24,893,148	370,917	6,401,403	(6,749,217)	24,916,251
Class I
12/31/2017	5,573,549	—	6,107,900	(9,041,136)	2,640,313	58,936,316	—	64,377,262	(98,883,389)	24,430,189
12/31/2016	1,137,024	—	9,178,005	(9,167,702)	1,147,327	11,584,917	—	90,954,031	(93,257,764)	9,281,184

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2017 (CONTINUED)

NOTE 11 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Class R6
12/31/2017	706,212	—	41,213	(49,984)	697,441	7,790,739	—	434,388	(542,501)	7,682,626
5/3/2016(1)-12/31/2016	109,396	—	38	(1,451)	107,983	1,094,354	—	375	(14,630)	1,080,099
Class S
12/31/2017	595,095	—	389,886	(1,859,261)	(874,280)	6,343,254	—	3,965,144	(19,072,570)	(8,764,172)
12/31/2016	504,140	2,987,146	413,338	(1,049,203)	2,855,421	4,984,404	28,812,970	3,968,043	(10,214,524)	27,550,893
Class S2
12/31/2017	44,450	—	40,454	(178,357)	(93,453)	453,368	—	389,167	(1,771,560)	(929,025)
12/31/2016	104,820	—	59,301	(97,200)	66,921	1,020,404	—	541,416	(928,301)	633,519
T. Rowe Price Growth Equity
Class ADV
12/31/2017	218,115	—	305,644	(294,931)	228,828	18,360,766	—	24,552,336	(23,990,510)	18,922,592
12/31/2016	200,051	—	335,148	(357,035)	178,164	14,888,541	—	23,966,449	(26,585,574)	12,269,416
Class I
12/31/2017	662,676	—	1,265,199	(2,884,588)	(956,713)	59,360,712	—	109,629,478	(254,338,020)	(85,347,830)
12/31/2016	735,960	—	1,570,936	(2,578,497)	(271,601)	58,374,400	—	119,705,351	(205,091,631)	(27,011,880)
Class S
12/31/2017	513,742	—	458,035	(1,234,032)	(262,255)	44,631,473	—	38,236,738	(102,055,398)	(19,187,187)
12/31/2016	460,280	—	535,295	(1,594,203)	(598,628)	35,025,413	—	39,520,831	(123,258,488)	(48,712,244)
Class S2
12/31/2017	14,303	—	13,302	(41,684)	(14,079)	1,201,044	—	1,081,420	(3,563,399)	(1,280,935)
12/31/2016	58,653	—	14,558	(20,988)	52,223	4,526,323	—	1,051,248	(1,583,046)	3,994,525
Templeton Foreign Equity
Class ADV
12/31/2017	330,072	—	44,396	(404,112)	(29,644)	4,021,746	—	555,843	(4,921,306)	(343,717)
12/31/2016	182,603	—	90,541	(569,378)	(296,234)	1,931,568	—	947,058	(6,081,216)	(3,202,590)
Class I
12/31/2017	575,493	—	283,091	(2,396,231)	(1,537,647)	7,195,681	—	3,578,275	(29,617,070)	(18,843,114)
12/31/2016	1,373,628	—	570,798	(3,140,085)	(1,195,659)	14,865,872	—	6,016,205	(34,019,056)	(13,136,979)
Class S
12/31/2017	463,022	—	595,243	(8,915,080)	(7,856,815)	5,427,287	—	7,476,254	(109,538,094)	(96,634,553)
12/31/2016	893,873	—	1,345,871	(8,286,273)	(6,046,529)	9,497,019	—	14,104,724	(88,637,951)	(65,036,208)
Class S2
12/31/2017	20,466	—	1,997	(159,552)	(137,089)	249,260	—	24,956	(1,933,986)	(1,659,770)
12/31/2016	34,034	—	7,353	(54,647)	(13,260)	361,756	—	76,613	(588,127)	(149,758)

(1)  Commencement of operations.

NOTE 12 — SECURITIES LENDING

Under a Master Securities Lending Agreement (the "Agreement") with BNY, the Portfolios can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at Market Close of the Portfolios at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Portfolios on the next business day. The cash collateral received is invested in approved investments as defined in the Agreement with BNY. The Portfolios bear the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Portfolios indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements.

The cash collateral is invested in overnight repurchase agreements that are collateralized at 102% with securities issued or fully guaranteed by the U.S. Treasury; U.S. government or any agency, instrumentality or authority of the U.S. government. The securities purchased with cash collateral received are reflected in the Portfolio of Investments under Securities Lending Collateral.

Generally, in the event of counterparty default, the Portfolios have the right to use the collateral to offset

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2017 (CONTINUED)

NOTE 12 — SECURITIES LENDING (continued)

losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower's failure to return a loaned security; however, there would be a potential loss to the Portfolios in the event the Portfolios are delayed or prevented from exercising their right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Portfolio.

The following is a summary of each respective Portfolio's securities lending agreements by counterparty which are subject to offset under the Agreement as of December 31, 2017:

Global Bond

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Capital Inc.	$296,961	$(296,961)	$—
BNP Paribas Prime Brokerage Intl Ltd	193,475	(193,475)	—
Citigroup Global Markets Inc.	1,959,175	(1,959,175)	—
Credit Suisse Securities (USA) LLC	1,062,168	(1,062,168)	—
Goldman, Sachs & Co. LLC	894,279	(894,279)	—
J.P. Morgan Securities LLC	180,096	(180,096)	—
Merrill Lynch, Pierce, Fenner & Smith Inc.	9,922	(9,922)	—
Morgan Stanley & Co. LLC	79,374	(79,374)	—
RBC Capital Markets, LLC	497,558	(497,558)	—
Societe Generale	1,805,688	(1,805,688)	—
Total	$6,978,696	$(6,978,696)	$—

(1)  Collateral with a fair value of $7,139,528 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

American Century Small-Mid Cap Value

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Capital Inc.	$3,701,991	$(3,701,991)	$—
Credit Suisse Securities (USA) LLC	777,039	(777,039)	—
Goldman, Sachs & Co. LLC	1,113,840	(1,113,840)	—
Industrial And Commercial Bank Of China	978,505	(978,505)	—
J.P. Morgan Securities LLC	729,036	(729,036)	—
Janney Montgomery Scott LLC	12,230	(12,230)	—
Jefferies LLC	146,764	(146,764)	—
Merrill Lynch, Pierce, Fenner & Smith Inc.	2,427	(2,427)	—
Morgan Stanley & Co. LLC	172,059	(172,059)	—
NATIONAL BANK OF CANADA FINANCIAL INC	534,075	(534,075)	—
Natixis Securities America LLC	110,225	(110,225)	—
Nomura Securities International, Inc.	4,871	(4,871)	—
RBC Dominion Securities Inc	133,143	(133,143)	—
Scotia Capital (USA) INC	31,869	(31,869)	—
SG Americas Securities, LLC	209,267	(209,267)	—
UBS AG	2,543,598	(2,543,598)	—

American Century Small-Mid Cap Value (continued)

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
UBS Securities LLC.	$417,423	$(417,423)	$—
Wells Fargo Securities LLC	1,197,485	(1,197,485)	—
Total	$12,815,847	$(12,815,847)	$—

(1)  Collateral with a fair value of $13,124,344 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Invesco Equity and Income

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Citadel Clearing LLC	$1,578,418	$(1,578,418)	$—
Citigroup Global Markets Inc.	6,217,175	(6,217,175)	—
Credit Suisse Securities (USA) LLC	40,881,762	(40,881,762)	—
J.P. Morgan Securities LLC	1,817,123	(1,817,123)	—
Jefferies LLC	109,485	(109,485)	—
Merrill Lynch, Pierce, Fenner & Smith Inc.	4,234,122	(4,234,122)	—
Morgan Stanley & Co. LLC	228,070	(228,070)	—
Nomura Securities International, Inc.	2,578,576	(2,578,576)	—
UBS Securities LLC.	3,934,415	(3,934,415)	—
Wells Fargo Securities LLC	32,208,346	(32,208,346)	—
Total	$93,787,492	$(93,787,492)	$—

(1)  Collateral with a fair value of $95,858,870 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

JPMorgan Mid Cap Value

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
CIBC World Markets INC	$43,928	$(43,928)	$—
Goldman, Sachs & Co. LLC	1,785,157	(1,785,157)	—
Jefferies LLC	566,408	(566,408)	—
Morgan Stanley & Co. LLC	163,752	(163,752)	—
Natixis Securities America LLC	247,586	(247,586)	—
RBC Dominion Securities Inc	856,651	(856,651)	—
Scotia Capital (USA) INC	28,244	(28,244)	—
Total	$3,691,726	$(3,691,726)	$—

(1)  Collateral with a fair value of $3,776,640 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Oppenheimer Global

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
CIBC World Markets INC	$1,707,153	$(1,707,153)	$—
Citadel Clearing LLC	503,650	(503,650)	—
Citigroup Global Markets Inc.	688,722	(688,722)	—
Citigroup Global Markets Limited	1,658,059	(1,658,059)	—
J.P. Morgan Securities LLC	2,096,200	(2,096,200)	—
JP Morgan Securities, Plc.	90,911	(90,911)	—
Morgan Stanley & Co. LLC	858,724	(858,724)	—
Nomura International PLC	6,182	(6,182)	—

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2017 (CONTINUED)

NOTE 12 — SECURITIES LENDING (continued)

Oppenheimer Global (continued)

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
RBC Dominion Securities Inc	$1,733,754	$(1,733,754)	$—
Scotia Capital (USA) INC	879,214	(879,214)	—
UBS AG	242,234	(242,234)	—
Total	$10,464,803	$(10,464,803)	$—

(1)  Collateral with a fair value of $11,605,125 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

T. Rowe Price Diversified Mid Cap Growth

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
BMO Capital Markets Corp	$19,367	$(19,367)	$—
CIBC World Markets INC	258,115	(258,115)	—
Citadel Clearing LLC	267,977	(267,977)	—
Goldman, Sachs & Co. LLC	3,210,585	(3,210,585)	—
J.P. Morgan Securities LLC	5,367,670	(5,367,670)	—
Jefferies LLC	114,212	(114,212)	—
Morgan Stanley & Co. LLC	2,649,674	(2,649,674)	—
Natixis Securities America LLC	5,717,821	(5,717,821)	—
RBC Capital Markets, LLC	679,391	(679,391)	—
RBC Dominion Securities Inc	3,434,888	(3,434,888)	—
Scotia Capital (USA) INC	7,364,812	(7,364,812)	—
SG Americas Securities, LLC	666,414	(666,414)	—
UBS AG	2,116,979	(2,116,979)	—
Total	$31,867,905	$(31,867,905)	$—

(1)  Collateral with a fair value of $32,605,100 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

T. Rowe Price Growth Equity

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
BMO Capital Markets Corp	$83,711	$(83,711)	$—
CIBC World Markets INC	4,882,636	(4,882,636)	—
Citigroup Global Markets Inc.	4,770,135	(4,770,135)	—
Goldman, Sachs & Co. LLC	4,092,029	(4,092,029)	—
J.P. Morgan Securities LLC	556,385	(556,385)	—
Jefferies LLC	663,310	(663,310)	—
Morgan Stanley & Co. LLC	2,958,077	(2,958,077)	—
Natixis Securities America LLC	12,403,883	(12,403,883)	—
Nomura Securities International, Inc.	93,953	(93,953)	—
RBC Capital Markets, LLC	60,236	(60,236)	—
RBC Dominion Securities Inc	5,483,422	(5,483,422)	—
Scotia Capital (USA) INC	255,442	(255,442)	—
SG Americas Securities, LLC	19,552	(19,552)	—
UBS AG	1,647,756	(1,647,756)	—
UBS Securities LLC.	9,655,229	(9,655,229)	—
Wells Fargo Securities LLC	14,987,778	(14,987,778)	—
Total	$62,613,534	$(62,613,534)	$—

(1)  Collateral with a fair value of $63,982,831 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Templeton Foreign Equity

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Capital Inc.	$1,318,473	$(1,318,473)	$—
Credit Suisse Securities (Europe) Limited	2,974,354	(2,974,354)	—
HSBC Bank PLC	28,842	(28,842)	—
J.P. Morgan Securities LLC	6,392,721	(6,392,721)	—
Societe Generale	307,001	(307,001)	—
Total	$11,021,391	$(11,021,391)	$—

(1)  Collateral with a fair value of $11,521,061 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

NOTE 13 — UNFUNDED LOAN COMMITMENTS

Certain Portfolios may enter in credit agreements, all or a portion of which may be unfunded. The Portfolios are obligated to fund these loan commitments at the borrower's discretion. Funded portions of the credit agreements are presented in the Portfolio of Investments. At December 31, 2017, Pioneer High Yield had the following unfunded loan commitments:

Loan	Unfunded Commitments	Unrealized Depreciation at 12/31/17*
Centene Corp. Bridge Loan	$770,000	$—
Itron, Inc. Bridge Loan	300,000	—
Neiman Marcus Group, Inc. Term Loan 1L	250,000	(875)
Revlon Consumer Products Corp. Term Loan B 1L	19,950	(3,005)
	$1,339,950	$(3,880)

*  Unfunded loan commitments are marked to market daily and any unrealized appreciation or depreciation is included in the Portfolio's Statement of Assets and Liabilities and Statement of Operations.

NOTE 14 — FOREIGN WITHHOLDING CLAIMS

Templeton Foreign Equity had filed claims to recover taxes withheld by Poland and Spain on dividend income on the basis that Poland and Spain had purportedly violated certain provisions in the Treaty on the Functioning of the European Union. The claims were filed based on the premise that the imposition of a withholding tax by a European Union member state on dividends paid to a nonresident company, including the Portfolio, while exempting domestic funds from such taxes results in discriminatory tax withholding contrary to the free movement of capital.

In May 2017, the Portfolio received payment, including interest, of approximately $1,295,708 of taxes withheld in Poland from 2005-2008. In June 2017, the Portfolio received payment, including interest, of approximately $516,855 of taxes withheld in Spain from 2006-2010. Polish and Spanish withholding tax claims received are disclosed in the statement of operations.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2017 (CONTINUED)

NOTE 15 — REORGANIZATIONS

On August 26, 2016, T. Rowe Price Diversified Mid Cap Growth ("Acquiring Portfolio") acquired all of the assets of, and assumed all of the liabilities of VY® Fidelity® VIP Mid Cap Portfolio ("Acquired Portfolio"), an open-end investment company that is not included in this report, in a tax-free reorganization in exchange for shares of the Acquiring Portfolio, pursuant to a plan of reorganization approved by the shareholders of the Acquired Portfolio on August 9, 2016. For financial reporting purposes, assets received and shares issued by the Acquiring Portfolio were recorded at fair value.

Assuming the acquisition had been completed on January 1, 2016, the beginning of the annual reporting period of the Acquiring Portfolio, the Acquiring Portfolio's pro forma results of operations for the year ended December 31, 2016, are as follows:

Net investment income	$2,396,290
Net realized and unrealized gain on investments	$57,917,138
Net increase in net assets resulting from operations	$60,313,428

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Portfolio that have been included in the Acquiring Portfolio's statement of operations since August 26, 2016. Net assets and unrealized appreciation or depreciation as of the reorganization date were as follows:

Total Net Assets of Acquired Portfolio (000s)	Total Net Assets of Acquiring Portfolio (000s)	Acquired Portfolio's Capital Loss Carryforwards (000s)	Acquired Portfolio's Unrealized Appreciation (000s)	Portfolios' Conversion Ratio
$29,184	$850,426	$—	$—	1.3397

The net assets of the Acquiring Portfolio after the acquisition were $879,610,125.

NOTE 16 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, paydowns, income from passive foreign investment companies (PFICs), wash sale deferrals and expiration of capital loss carryforwards. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

The following permanent tax differences have been reclassified as of December 31, 2017:

	Paid-in Capital		Undistributed Net Investment Income	Accumulated Net Realized Gains/ (Losses)
Global Bond	$—		$2,180,169	$(2,180,169)
American Century Small-Mid Cap Value	(112)		(202,978)	203,090
Baron Growth	519		905,210	(905,729)
Columbia Contrarian Core	—		(32,381)	32,381
Invesco Comstock	(43,780,189	)(1)	(1,010,991)	44,791,180
Invesco Equity and Income	—		(2,534,845)	2,534,845
Oppenheimer Global	—		16,803,367	(16,803,367)
Pioneer High Yield	(12,856,704	)(1)	(215,189)	13,071,893
T. Rowe Price Diversified Mid Cap Growth	—		306,252	(306,252)
T. Rowe Price Growth Equity	—		1,548,835	(1,548,835)
Templeton Foreign Equity	(104,784,530	)(1)	2,249,644	102,534,886

(1)  Amount relates to the expiration of capital loss carryforwards.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2017 (CONTINUED)

NOTE 16 — FEDERAL INCOME TAXES (continued)

Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended December 31, 2017		Year Ended December 31, 2016
	Ordinary Income	Long-term Capital Gains	Ordinary Income	Long-term Capital Gains	Return of Capital
Global Bond	$5,646,068	$—	$2,115,667	$—	$1,834,693
American Century Small-Mid Cap Value	9,472,022	8,958,058	11,518,051	18,783,541	—
Baron Growth	5,906,024	84,384,390	—	84,297,100	—
Columbia Contrarian Core	3,182,935	18,674,466	11,518,396	28,863,136	—
Columbia Small Cap Value II	715,817	8,813,330	604,001	8,733,630	—
Invesco Comstock	6,079,168	—	12,596,042	—	—
Invesco Equity and Income	29,711,609	41,824,618	31,417,763	74,541,031	—
JPMorgan Mid Cap Value	8,035,488	50,352,115	5,185,326	54,525,340	—
Oppenheimer Global	16,342,479	2,476,337	19,489,360	95,053,417	—
Pioneer High Yield	5,138,878	—	5,105,565	—	—
T. Rowe Price Diversified Mid Cap Growth	9,291,817	64,240,780	7,800,802	94,064,466	—
T. Rowe Price Growth Equity	565,610	172,934,362	—	184,243,879	—
Templeton Foreign Equity	11,635,328	—	21,144,600	—	—

The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of December 31, 2017 were:

	Undistributed	Undistributed Long-term	Unrealized Appreciation/	Capital Loss Carryforwards
	Ordinary Income	Capital Gains	(Depreciation)	Amount	Character	Expiration
Global Bond	$7,797,033	$—	$153,435	$(1,512,275)	Short-term	None
				(995,673)	Long-term	None
				$(2,507,948)
American Century Small-Mid Cap Value	15,206,084	27,945,128	39,061,036	—	—	—
Baron Growth	3,109,336	72,349,868	485,783,042	—	—	—
Columbia Contrarian Core	4,326,967	28,597,782	70,892,537	—	—	—
Columbia Small Cap Value II	3,297,363	18,116,492	54,570,816	—	—	—
Invesco Comstock	—	—	116,320,754	—	—	—
Invesco Equity and Income	1,642,362	93,943,730	223,996,825	—	—	—
JPMorgan Mid Cap Value	2,037,788	40,335,061	164,871,786	—	—	—
Oppenheimer Global	31,125,370	104,663,738	871,391,710	—	—	—
Pioneer High Yield	3,077,331	—	2,692,428	(365,828)	Short-term	None
				(3,006,613)	Long-term	None
				$(3,372,441)
T. Rowe Price Diversified Mid Cap Growth	7,484,167	91,166,831	301,423,643	—	—	—
T. Rowe Price Growth Equity	8,461,126	299,822,433	480,979,509	—	—	—
Templeton Foreign Equity	13,992,808	—	147,937,601	—	—	—

The Portfolios' major tax jurisdictions are U.S. federal and Arizona state.

As of December 31, 2017, no provision for income tax is required in the Portfolios' financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Portfolios' federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. The earliest tax year that remains subject to examination by these jurisdictions is 2013.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2017 (CONTINUED)

NOTE 17 — SUBSEQUENT EVENTS

Subsequent to December 31, 2017, the following Portfolios paid dividends from net investment income of:

	Per Share Amount	Payable Date	Record Date
Global Bond
Class ADV	$0.0222	February 1, 2018	Daily
Class I	$0.0274	February 1, 2018	Daily
Class S	$0.0250	February 1, 2018	Daily
Pioneer High Yield
Class I	$0.0474	February 1, 2018	Daily
Class S	$0.0448	February 1, 2018	Daily

Expense Limitation Agreement: On January 11, 2018, the Board approved revised expense limits for each class of Global Bond and Columbia Contrarian Core. Effective May 1, 2018 through May 1, 2019, the Investment Adviser has increased the expense limits for Global Bond to 1.17%, 0.67% and 0.92% for Class ADV, Class I and Class S, respectively and for Columbia Contrarian Core, the side-letter agreement increased the Portfolio's expense limit to 1.25%, 0.75% and 1.00% for Class ADV, Class I and Class S, respectively.

The Portfolios have evaluated events occurring after the Statements of Assets and Liabilities date ("subsequent events") to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

  SUMMARY PORTFOLIO OF INVESTMENTS
VOYA GLOBAL BOND PORTFOLIO   AS OF DECEMBER 31, 2017

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 25.1%
		Brazil: 0.5%
900,000		Petrobras Global Finance BV, 8.750%, 05/23/26	$1,077,750	0.5
		Canada: 0.5%
235,000	(1)	1011778 BC ULC/ New Red Finance, Inc., 5.000%, 10/15/25	237,938	0.1
88,000	(1)	Air Canada 2017-1 Class AA Pass Through Trust, 3.300%, 07/15/31	87,560	0.0
844,000	(2)	Other Securities	901,500	0.4
			1,226,998	0.5
		China: 0.3%
601,000	(3)	Alibaba Group Holding Ltd., 3.600%, 11/28/24	623,872	0.3
		France: 0.4%
287,000	(1)	BPCE SA, 5.150%, 07/21/24	311,566	0.2
226,000	(1)	Electricite de France SA, 2.350%, 10/13/20	225,790	0.1
294,000		Other Securities	294,865	0.1
			832,221	0.4
		Guernsey: 0.3%
716,000		Credit Suisse Group Funding Guernsey Ltd., 2.750%, 03/26/20	719,137	0.3
		Ireland: 0.3%
652,000		Other Securities	667,908	0.3
		Israel: 0.1%
345,000	(2)	Other Securities	285,296	0.1
		Italy: 0.1%
255,000		Other Securities	322,575	0.1
		Japan: 0.6%
790,000	(1)	Bank of Tokyo-Mitsubishi UFJ Ltd./The, 2.300%, 03/05/20	787,357	0.4
200,000	(1)	Mizuho Bank Ltd., 3.200%, 03/26/25	201,539	0.1
300,000		Other Securities	310,469	0.1
			1,299,365	0.6
Principal Amount†				Value	Percentage of Net Assets
			Luxembourg: 0.3%
	350,000	(1)	Altice Financing SA, 6.625%, 02/15/23	$367,360	0.2
	130,000	(1)	Dana Financing Luxembourg Sarl, 5.750%, 04/15/25	137,313	0.0
	185,000	(1)	Dana Financing Luxembourg Sarl, 6.500%, 06/01/26	200,956	0.1
				705,629	0.3
			Mexico: 0.0%
MXN	105,174	(4)	JPMorgan Hipotecaria su Casita, 6.100%, 09/25/35	5,331	0.0
MXN	1,007,437	(5)	Other Securities	—	—
				5,331	0.0
			Netherlands: 1.0%
	300,000	(1)	Braskem Netherlands Finance BV, 4.500%, 01/10/28	295,515	0.1
	690,000		Shell International Finance BV, 3.250%, 05/11/25	709,628	0.3
	361,000		Shell International Finance BV, 4.000%, 05/10/46	385,110	0.2
	300,000	(1)	Siemens Financieringsmaatschappij NV, 2.350%, 10/15/26	283,619	0.1
	539,000		Other Securities	630,673	0.3
				2,304,545	1.0
			Norway: 0.2%
	380,000		Other Securities	377,954	0.2
			South Africa: 0.0%
ZAR	1,000,000		Other Securities	85,662	0.0
			Sweden: 0.1%
	298,000	(1)	Nordea Bank AB, 5.500%, 12/31/2199	306,568	0.1
			Switzerland: 0.3%
	400,000	(1)	Credit Suisse AG, 6.500%, 08/08/23	448,550	0.2
	250,000		UBS AG/Stamford CT, 7.625%, 08/17/22	292,675	0.1
				741,225	0.3

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
VOYA GLOBAL BOND PORTFOLIO   AS OF DECEMBER 31, 2017 (CONTINUED)

Principal Amount†				Value	Percentage of Net Assets
			United Kingdom: 1.4%
230,000	(1)		Anglo American Capital PLC, 4.750%, 04/10/27	$241,018	0.1
200,000	(1)		Reckitt Benckiser Treasury Services PLC, 3.000%, 06/26/27	195,507	0.1
239,000	(1)		Santander UK Group Holdings PLC, 5.625%, 09/15/45	290,369	0.1
1,002,000			Santander UK PLC, 2.375%, 03/16/20	1,002,514	0.5
400,000	(1	),(3)	Standard Chartered PLC, 4.300%, 02/19/27	408,317	0.2
200,000	(1)		Virgin Media Secured Finance PLC, 5.250%, 01/15/26	202,750	0.1
813,000			Other Securities	825,889	0.3
				3,166,364	1.4
			United States: 18.7%
724,000			21st Century Fox America, Inc., 4.500%-5.400%, 02/15/21-10/01/43	820,565	0.4
987,000			Anheuser-Busch InBev Finance, Inc., 2.650%-3.650%, 02/01/21-02/01/26	1,008,018	0.4
301,000	(1)		AT&T, Inc., 4.300%, 02/15/30	301,354	0.1
729,000			AT&T, Inc., 5.150%-5.450%, 03/15/42-03/01/47	771,980	0.4
387,000	(1)		Bank of America Corp., 3.419%, 12/20/28	387,451	0.2
993,000			Bank of America Corp., 3.300%-4.100%, 01/11/23-04/01/24	1,039,985	0.4
105,000	(1)		Brink's Co/The, 4.625%, 10/15/27	103,162	0.1
300,000	(1)		Builders FirstSource, Inc., 5.625%, 09/01/24	313,335	0.1
540,000	(1)		Calpine Corp., 6.000%, 01/15/22	558,225	0.3
60,000	(1)		CCO Holdings LLC/ CCO Holdings Capital Corp., 5.125%, 05/01/27	59,250	0.0
1,048,000			Citigroup, Inc., 4.000%-5.500%, 08/05/24-09/13/25	1,133,641	0.5
Principal Amount†			Value	Percentage of Net Assets
758,000		Citizens Bank NA/ Providence RI, 2.450%, 12/04/19	$758,762	0.3
185,000	(1)	CommScope Technologies LLC, 5.000%, 03/15/27	185,462	0.1
255,000	(1)	Continental Resources, Inc./OK, 4.375%, 01/15/28	252,055	0.1
562,000	(1)	Cox Communications, Inc., 2.950%, 06/30/23	554,620	0.3
335,000	(1)	CRC Escrow Issuer LLC/CRC Finco, Inc., 5.250%, 10/15/25	339,288	0.2
777,000		CVS Health Corp., 2.800%, 07/20/20	780,648	0.3
177,000	(1)	Dell International LLC/EMC Corp., 4.420%, 06/15/21	184,564	0.1
480,000	(1)	Dell International LLC/EMC Corp., 5.450%, 06/15/23	519,231	0.2
313,000	(1)	Dell International LLC/EMC Corp., 6.020%, 06/15/26	345,600	0.2
1,026,000		Energy Transfer L.P., 4.900%, 02/01/24	1,086,171	0.5
470,000	(1)	ESH Hospitality, Inc., 5.250%, 05/01/25	475,875	0.2
310,000	(1)	First Data Corp., 5.750%, 01/15/24	323,097	0.1
940,000		Goldman Sachs Group, Inc./The, 2.876%, 10/31/22	937,709	0.4
70,000	(1)	Hess Infrastructure Partners L.P./Hess Infrastructure Partners Finance Corp., 5.625%, 02/15/26	72,625	0.0
115,000	(1)	Hill-Rom Holdings, Inc., 5.000%, 02/15/25	117,840	0.1
75,000	(1)	IHS Markit Ltd, 4.000%, 03/01/26	75,281	0.0
1,041,000		Indiana Michigan Power Co., 7.000%, 03/15/19	1,097,782	0.5
320,000	(1)	Iron Mountain, Inc., 5.250%, 03/15/28	320,000	0.1
570,000	(1)	JBS USA LUX SA/JBS USA Finance, Inc., 5.875%, 07/15/24	553,613	0.2

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
VOYA GLOBAL BOND PORTFOLIO   AS OF DECEMBER 31, 2017 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
		United States (continued)
1,197,000		JPMorgan Chase & Co., 1.625%-6.000%, 05/15/2018- 12/31/2199	$1,234,165	0.5
291,000	(1)	Lennar Corp., 4.750%, 11/29/27	301,127	0.1
380,000	(1)	Metropolitan Edison Co., 4.000%, 04/15/25	391,029	0.2
372,000		Morgan Stanley, 3.750%, 02/25/23	385,741	0.2
618,000		Morgan Stanley, 4.100%, 05/22/23	644,540	0.3
625,000		Netflix, Inc., 5.750%, 03/01/24	666,406	0.3
175,000	(1)	Nielsen Finance LLC/Nielsen Finance Co., 5.000%, 04/15/22	180,469	0.1
315,000	(1)	Novelis Corp., 5.875%, 09/30/26	322,088	0.1
140,000	(1)	Owens-Brockway Glass Container, Inc., 5.875%, 08/15/23	151,113	0.1
475,000	(1)	Post Holdings, Inc., 5.000%, 08/15/26	468,469	0.2
245,000	(1)	Quicken Loans, Inc., 5.250%, 01/15/28	242,477	0.1
135,000	(1)	Sirius XM Radio, Inc., 5.000%, 08/01/27	136,013	0.0
175,000	(1)	Sirius XM Radio, Inc., 5.375%, 04/15/25	182,656	0.1
95,000	(1)	Six Flags Entertainment Corp., 4.875%, 07/31/24	96,663	0.0
370,000	(1)	Six Flags Entertainment Corp., 5.500%, 04/15/27	383,875	0.2
235,000	(1)	Standard Industries, Inc./NJ, 5.000%, 02/15/27	240,875	0.1
335,000	(1)	Tallgrass Energy Partners L.P./ Tallgrass Energy Finance Corp., 5.500%, 01/15/28	339,506	0.2
272,000		Time Warner Cable LLC, 5.875%, 11/15/40	295,852	0.1
485,000		Time Warner, Inc., 6.500%, 11/15/36	609,262	0.3
480,000	(1)	Univision Communications, Inc., 5.125%, 02/15/25	469,200	0.2
Principal Amount†				Value	Percentage of Net Assets
505,000	(1	),(3)	Valeant Pharmaceuticals International, Inc., 7.250%, 07/15/22	$512,575	0.2
599,000			Wells Fargo & Co., 4.100%, 06/03/26	628,631	0.3
250,000	(1)		Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 5.500%, 03/01/25	258,125	0.1
17,729,000	(2	),(6)	Other Securities	17,968,934	7.9
				42,586,980	18.7
			Total Corporate Bonds/Notes (Cost $55,957,743)	57,335,380	25.1
COLLATERALIZED MORTGAGE OBLIGATIONS: 13.0%
			United States: 13.0%
311,594			Alternative Loan Trust 2005-51 3A2A, 2.353%, (12MTA + 1.290%), 11/20/35	302,245	0.1
598,641			Bank of America Funding 2005-1 Trust 1A1, 5.500%, 02/25/35	600,715	0.3
126,493			Citigroup Mortgage Loan Trust, Inc. 2005-2 1A3, 3.489%, 05/25/35	127,327	0.0
388,990			CitiMortgage Alternative Loan Trust Series 2006-A3 1A7, 6.000%, 07/25/36	375,572	0.2
66,991			Countrywide Alternative Loan Trust 2005-53T2 2A6, 2.052%, (US0001M + 0.500%), 11/25/35	40,886	0.0
300,000			Countrywide Asset-Backed Certificates 2005-IM1 M1, 2.272%, (US0001M + 0.720%), 11/25/35	289,544	0.1
20,482	(1)		Deutsche ALT-A Securities, Inc. ALT2007-RS1 A2, 2.052%, (US0001M + 0.500%), 01/27/37	97,244	0.0
500,000			Fannie Mae Connecticut Avenue Securities 2017-C03 1M2, 4.552%, (US0001M + 3.000%), 10/25/29	526,264	0.2

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
VOYA GLOBAL BOND PORTFOLIO   AS OF DECEMBER 31, 2017 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
		United States (continued)
500,000		Fannie Mae Connecticut Avenue Securities 2017-C05 1M2, 3.752%, (US0001M + 2.200%), 01/25/30	$505,655	0.2
300,000		Fannie Mae Connecticut Avenue Securities 2017-C07 1M2, 3.952%, (US0001M + 2.400%), 05/25/30	308,215	0.1
600,000		Fannie Mae Connecticut Avenue Securities 2017-C07 2M2, 4.052%, (US0001M + 2.500%), 05/25/30	618,469	0.3
81,856	(7)	Fannie Mae Interest Strip Sereis 328 2, 6.000%, 12/25/32	19,344	0.0
42,068	(7)	Fannie Mae Interest Strip Sereis 332 2, 6.000%, 03/25/33	10,028	0.0
167,202	(7)	Fannie Mae Interest Strip Series 254 2, 7.500%, 01/25/24	27,725	0.0
26,735	(7)	Fannie Mae Interest Strip Series 294 2, 7.000%, 02/25/28	6,066	0.0
219,228	(7)	Fannie Mae Interest Strip Series 319 2, 6.500%, 02/25/32	47,802	0.0
35,720	(7)	Fannie Mae Interest Strip Series 331 5, 6.000%, 02/25/33	7,438	0.0
34,598	(7)	Fannie Mae Interest Strip Series 334 12, 6.000%, 03/25/33	8,111	0.0
42,689	(7)	Fannie Mae Interest Strip Series 338 2, 5.500%, 07/25/33	9,438	0.0
18,205	(7)	Fannie Mae Interest Strip Series 356 10, 5.500%, 06/25/35	3,708	0.0
19,493	(7)	Fannie Mae Interest Strip Series 364 15, 6.000%, 09/25/35	4,136	0.0
572,883	(7)	Fannie Mae Interest Strip Series 418 5, 3.500%, 08/25/43	98,082	0.1
878,417	(7)	Fannie Mae Interest Strip Series 418 80, 3.500%, 08/25/33	122,452	0.1
13,928		Fannie Mae REMIC Trust 1999-14 MB, 6.500%, 04/25/29	15,447	0.0
Principal Amount†			Value	Percentage of Net Assets
21,003		Fannie Mae REMIC Trust 1999-54 LH, 6.500%, 11/25/29	$23,242	0.0
18,770		Fannie Mae REMIC Trust 2001-80 ZB, 6.000%, 01/25/32	20,871	0.0
84,784	(7)	Fannie Mae REMIC Trust 2002-12 SB, 6.198%, (-1.000*US0001M + 7.750%), 07/25/31	16,685	0.0
48,891	(7)	Fannie Mae REMIC Trust 2002-2 SW, 6.198%, (-1.000*US0001M + 7.750%), 02/25/32	9,911	0.0
22,358		Fannie Mae REMIC Trust 2002-21 PE, 6.500%, 04/25/32	25,132	0.0
8,848		Fannie Mae REMIC Trust 2002-29 F, 2.552%, (US0001M + 1.000%), 04/25/32	9,068	0.0
31,873	(7)	Fannie Mae REMIC Trust 2002-41 S, 6.398%, (-1.000*US0001M + 7.950%), 07/25/32	5,981	0.0
2,723		Fannie Mae REMIC Trust 2002-64 FJ, 2.552%, (US0001M + 1.000%), 04/25/32	2,791	0.0
5,805		Fannie Mae REMIC Trust 2002-68 FH, 1.991%, (US0001M + 0.500%), 10/18/32	5,832	0.0
968,615	(7)	Fannie Mae REMIC Trust 2002-77 JS, 6.509%, (-1.000*US0001M + 8.000%), 12/18/32	193,154	0.1
25,670		Fannie Mae REMIC Trust 2002-84 FB, 2.552%, (US0001M + 1.000%), 12/25/32	26,278	0.0
25,667		Fannie Mae REMIC Trust 2003-11 FA, 2.552%, (US0001M + 1.000%), 09/25/32	26,275	0.0
5,538		Fannie Mae REMIC Trust 2003-116 FA, 1.952%, (US0001M + 0.400%), 11/25/33	5,544	0.0
33,373	(7)	Fannie Mae REMIC Trust 2003-13 IO, 7.000%, 03/25/33	8,378	0.0
25,332	(7)	Fannie Mae REMIC Trust 2003-26 IK, 7.000%, 04/25/33	5,887	0.0

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
VOYA GLOBAL BOND PORTFOLIO   AS OF DECEMBER 31, 2017 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
		United States (continued)
19,171	(7)	Fannie Mae REMIC Trust 2003-52 NS, 5.548%, (-1.000*US0001M + 7.100%), 06/25/23	$1,540	0.0
134,473	(7)	Fannie Mae REMIC Trust 2004-56 SE, 5.998%, (-1.000*US0001M + 7.550%), 10/25/33	27,490	0.0
36,858		Fannie Mae REMIC Trust 2005-25 PS, 21.331%, (-4.400*US0001M + 28.160%), 04/25/35	59,391	0.0
17,396	(7)	Fannie Mae REMIC Trust 2005-40 SB, 5.198%, (-1.000*US0001M + 6.750%), 05/25/35	2,561	0.0
81,999		Fannie Mae REMIC Trust 2005-71 DB, 4.500%, 08/25/25	84,780	0.0
112,127		Fannie Mae REMIC Trust 2005-74 DK, 17.792%, (-4.000*US0001M + 24.000%), 07/25/35	174,986	0.1
365,995		Fannie Mae REMIC Trust 2005-87 SB, 18.142%, (-3.667*US0001M + 23.830%), 10/25/35	551,450	0.3
291,183		Fannie Mae REMIC Trust 2006-104 ES, 25.689%, (-5.000*US0001M + 33.450%), 11/25/36	506,037	0.2
18,335		Fannie Mae REMIC Trust 2006-11 PS, 18.876%, (-3.667*US0001M + 24.570%), 03/25/36	28,518	0.0
48,397		Fannie Mae REMIC Trust 2006-46 SW, 18.508%, (-3.667*US0001M + 24.200%), 06/25/36	73,668	0.0
277,561	(7)	Fannie Mae REMIC Trust 2006-51 SA, 5.018%, (-1.000*US0001M + 6.570%), 06/25/36	47,611	0.0
91,174	(7)	Fannie Mae REMIC Trust 2006-90 SX, 5.678%, (-1.000*US0001M + 7.230%), 09/25/36	16,773	0.0
Principal Amount†			Value	Percentage of Net Assets
10,550,552	(7)	Fannie Mae REMIC Trust 2007-116 DI, 4.388%, (-1.000*US0001M + 5.940%), 01/25/38	$1,722,535	0.8
80,008	(7)	Fannie Mae REMIC Trust 2007-88 XI, 4.988%, (-1.000*US0001M + 6.540%), 06/25/37	14,536	0.0
1,039,457	(7)	Fannie Mae REMIC Trust 2007-89 SB, 4.998%, (-1.000*US0001M + 6.550%), 09/25/37	179,912	0.1
2,244,578	(7)	Fannie Mae REMIC Trust 2007-94 SG, 4.898%, (-1.000*US0001M + 6.450%), 10/25/37	388,116	0.2
248,774		Fannie Mae REMIC Trust 2010-109 SN, 18.197%, (-5.000*US0001M + 25.000%), 10/25/40	553,476	0.3
156,240		Fannie Mae REMIC Trust 2010-155 PL, 5.000%, 07/25/40	162,544	0.1
4,083,746	(7)	Fannie Mae REMIC Trust 2011-55 SK, 5.008%, (-1.000*US0001M + 6.560%), 06/25/41	754,047	0.3
11,803	(7)	Fannie Mae REMIC Trust 2011-69 AI, 5.000%, 05/25/18	42	0.0
3,284,977	(7)	Fannie Mae REMIC Trust 2011-86 NS, 4.398%, (-1.000*US0001M + 5.950%), 09/25/41	470,330	0.2
2,250,271	(7)	Fannie Mae REMIC Trust 2012-10 US, 4.898%, (-1.000*US0001M + 6.450%), 02/25/42	309,160	0.1
1,676,564	(7)	Fannie Mae REMIC Trust 2012-110 JI, 4.000%, 06/25/42	237,767	0.1
5,542,624	(7)	Fannie Mae REMIC Trust 2012-133 PS, 4.648%, (-1.000*US0001M + 6.200%), 03/25/42	690,883	0.3
2,655,685	(7)	Fannie Mae REMIC Trust 2012-144 SB, 4.548%, (-1.000*US0001M + 6.100%), 01/25/43	584,738	0.3

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
VOYA GLOBAL BOND PORTFOLIO   AS OF DECEMBER 31, 2017 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
		United States (continued)
2,880,071	(7)	Fannie Mae REMIC Trust 2012-27 SB, 4.428%, (-1.000*US0001M + 5.980%), 11/25/41	$364,102	0.2
23,601		Fannie Mae REMIC Trust 2013-130 ST, 8.000%, (-16.000*US0001M + 64.000%), 05/25/43	27,982	0.0
1,761,960	(7)	Fannie Mae REMIC Trust 2013-64 LI, 3.000%, 06/25/33	236,913	0.1
10,293,789	(7)	Freddie Mac 3502 DL, 4.523%, (-1.000*US0001M + 6.000%), 01/15/39	1,614,111	0.7
51,315		Freddie Mac REMIC Trust 1360 PZ, 7.500%, 09/15/22	55,359	0.0
30,001		Freddie Mac REMIC Trust 1674 Z, 6.750%, 02/15/24	32,328	0.0
62,818		Freddie Mac REMIC Trust 1897 K, 7.000%, 09/15/26	69,530	0.0
10,972	(7)	Freddie Mac REMIC Trust 2035 PE, 7.000%, 03/15/28	2,432	0.0
56,441	(7)	Freddie Mac REMIC Trust 2049 PL, 7.000%, 04/15/28	11,765	0.0
26,901		Freddie Mac REMIC Trust 2122 F, 1.927%, (US0001M + 0.450%), 02/15/29	27,034	0.0
93,923	(7)	Freddie Mac REMIC Trust 2134 SB, 6.223%, (-1.000*US0001M + 7.700%), 03/15/29	14,800	0.0
101,540	(7)	Freddie Mac REMIC Trust 2136 SG, 6.173%, (-1.000*US0001M + 7.650%), 03/15/29	17,094	0.0
130,999	(7)	Freddie Mac REMIC Trust 2177 SB, 7.473%, (-1.000*US0001M + 8.950%), 08/15/29	26,339	0.0
14,382		Freddie Mac REMIC Trust 2344 FP, 2.427%, (US0001M + 0.950%), 08/15/31	14,780	0.0
Principal Amount†			Value	Percentage of Net Assets
6,672		Freddie Mac REMIC Trust 2412 GF, 2.427%, (US0001M + 0.950%), 02/15/32	$6,860	0.0
51,026		Freddie Mac REMIC Trust 2415 ZA, 6.500%, 02/15/32	57,476	0.0
40,610		Freddie Mac REMIC Trust 2461 PZ, 6.500%, 06/15/32	44,904	0.0
7,799		Freddie Mac REMIC Trust 2464 FI, 2.477%, (US0001M + 1.000%), 02/15/32	7,987	0.0
8,000		Freddie Mac REMIC Trust 2470 LF, 2.477%, (US0001M + 1.000%), 02/15/32	8,192	0.0
10,838		Freddie Mac REMIC Trust 2471 FD, 2.477%, (US0001M + 1.000%), 03/15/32	11,101	0.0
8,811		Freddie Mac REMIC Trust 2504 FP, 1.977%, (US0001M + 0.500%), 03/15/32	8,857	0.0
35,091		Freddie Mac REMIC Trust 2551 LF, 1.977%, (US0001M + 0.500%), 01/15/33	35,249	0.0
99,245		Freddie Mac REMIC Trust 2676 KY, 5.000%, 09/15/23	104,393	0.0
437,081		Freddie Mac REMIC Trust 2750 XG, 5.000%, 02/15/34	470,387	0.2
376,229		Freddie Mac REMIC Trust 2890 PE, 5.000%, 11/15/34	405,568	0.2
72,454		Freddie Mac REMIC Trust 3001 HT, 8.000%, (-6.667*US0001M + 44.670%), 05/15/35	81,381	0.0
82,709	(7)	Freddie Mac REMIC Trust 3004 SB, 4.673%, (-1.000*US0001M + 6.150%), 07/15/35	9,938	0.0
16,630		Freddie Mac REMIC Trust 3025 SJ, 19.334%, (-3.667*US0001M + 24.750%), 08/15/35	24,911	0.0

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
VOYA GLOBAL BOND PORTFOLIO   AS OF DECEMBER 31, 2017 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
		United States (continued)
1,136,201	(7)	Freddie Mac REMIC Trust 3223 S, 4.473%, (-1.000*US0001M + 5.950%), 10/15/36	$144,678	0.1
2,822,297	(7)	Freddie Mac REMIC Trust 3505 SA, 4.523%, (-1.000*US0001M + 6.000%), 01/15/39	456,316	0.2
3,136,751	(7)	Freddie Mac REMIC Trust 3702 S, 2.973%, (-1.000*US0001M + 4.450%), 05/15/36	277,368	0.1
2,681,136	(7)	Freddie Mac REMIC Trust 3710 SL, 4.523%, (-1.000*US0001M + 6.000%), 05/15/36	135,795	0.1
238,924	(7)	Freddie Mac REMIC Trust 3803 SG, 5.123%, (-1.000*US0001M + 6.600%), 08/15/28	5,087	0.0
3,207,262	(7)	Freddie Mac REMIC Trust 3925 SD, 4.573%, (-1.000*US0001M + 6.050%), 07/15/40	383,050	0.2
1,665,951	(7)	Freddie Mac REMIC Trust 4136 SW, 4.773%, (-1.000*US0001M + 6.250%), 11/15/32	266,990	0.1
741,631	(7)	Freddie Mac REMIC Trust 4161 CI, 4.000%, 02/15/43	133,621	0.1
11,322,502	(7)	Freddie Mac REMIC Trust 4194 GI, 4.000%, 04/15/43	1,939,913	0.9
1,333,323	(7)	Freddie Mac Series 4120 IK, 3.000%, 10/15/32	172,618	0.1
100,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2015-DNA3 M3, 6.252%, (US0001M + 4.700%), 04/25/28	118,239	0.1
400,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2017-DNA3 M2, 4.052%, (US0001M + 2.500%), 03/25/30	414,782	0.2
Principal Amount†			Value	Percentage of Net Assets
600,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2017-HQA2 M2, 4.202%, (US0001M + 2.650%), 12/25/29	$621,195	0.3
476,634		Ginnie Mae Series 2007-8 SP, 17.181%, (-3.242*US0001M + 22.050%), 03/20/37	684,013	0.3
2,774,624	(7)	Ginnie Mae Series 2010-165 IP, 4.000%, 04/20/38	123,811	0.1
2,632,697	(7)	Ginnie Mae Series 2010-68 MS, 4.349%, (-1.000*US0001M + 5.850%), 06/20/40	378,672	0.2
1,884,439	(7)	Ginnie Mae Series 2012-97 SC, 5.209%, (-1.000*US0001M + 6.700%), 07/16/41	312,485	0.1
283,778		GreenPoint Mortgage Funding Trust 2006-AR3 4A1, 1.762%, (US0001M + 0.210%), 04/25/36	262,614	0.1
723,895		IndyMac INDX Mortgage Loan Trust 2006-AR2 1A1B, 1.762%, (US0001M + 0.210%), 04/25/46	671,882	0.3
692,665		JP Morgan Mortgage Trust 2005-A4 B1, 3.560%, 07/25/35	625,159	0.3
106,047		JP Morgan Mortgage Trust 2007-A1 7A1, 3.658%, 07/25/35	106,257	0.0
297,709	(1)	JP Morgan Mortgage Trust 2017-3 B1, 3.882%, 08/25/47	299,814	0.1
153,186		Lehman XS Trust Series 2005-5N 1A2, 1.912%, (US0001M + 0.360%), 11/25/35	136,600	0.1
8,855,466	(7)	WaMu Mortgage Pass-Through Certificates Series 2005-AR11 X, 1.121%, 08/25/45	287,537	0.1
56,867		WaMu Mortgage Pass-Through Certificates Series 2006-AR12 1A1, 3.287%, 10/25/36	55,559	0.0

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
VOYA GLOBAL BOND PORTFOLIO   AS OF DECEMBER 31, 2017 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets
	United States (continued)
931,981	WaMu Mortgage Pass-Through Certificates Series 2006-AR16 3A1, 2.992%, 12/25/36	$910,400	0.4
210,460	WaMu Mortgage Pass-Through Certificates Series 2006-AR8 1A4, 3.249%, 08/25/46	199,522	0.1
428,806	WaMu Mortgage Pass-Through Certificates Series 2007-HY2 1A1, 3.163%, 12/25/36	413,495	0.2
121,547	WaMu Mortgage Pass-Through Certificates Series 2007-HY4 1A1, 2.832%, 04/25/37	111,135	0.1
139,729	Wells Fargo Alternative Loan 2007-PA2 2A1, 1.982%, (US0001M + 0.430%), 06/25/37	116,022	0.1
68,414	Wells Fargo Mortgage Backed Securities 2005-AR16 2A1, 3.543%, 02/25/34	70,314	0.0
174,795	Wells Fargo Mortgage Backed Securities 2006-8 A15, 6.000%, 07/25/36	176,474	0.1
219,417	Wells Fargo Mortgage Backed Securities 2006-AR17 A1, 3.631%, 10/25/36	215,052	0.1
47,325	Wells Fargo Mortgage Backed Securities 2006-AR17 A2, 3.631%, 10/25/36	46,384	0.0
278,153	Wells Fargo Mortgage Backed Securities 2006-AR7 2A1, 3.336%, 05/25/36	276,157	0.1
275,376	Wells Fargo Mortgage Backed Securities 2006-AR8 3A2, 3.612%, 04/25/36	273,069	0.1
4,641,581	Other Securities	1,947,746	0.9
	Total Collateralized Mortgage Obligations (Cost $28,576,107)	29,761,431	13.0
Principal Amount†				Value	Percentage of Net Assets
STRUCTURED PRODUCTS: 0.0%
			Russia: 0.0%
RUB	5,083,300	(4)	Morgan Stanley & Co. International PLC - EM Whole Loan SA /Russian Federation Total Return Linked Bonds, Series 007, Cl. VR, 5.000%, 8/22/34	$38,901	0.0
			Total Structured Products (Cost $181,592)	38,901	0.0
U.S. GOVERNMENT AGENCY OBLIGATIONS(8): 1.1%
			Federal Home Loan Mortgage Corporation(8): 0.6%
	1,200,908		4.000%-6.500%, 01/01/18-05/01/46	1,261,753	0.6
			Federal National Mortgage Association(8): 0.5%
	1,144,968		2.500%-7.500%, 09/01/19-05/01/45	1,234,586	0.5
			Government National Mortgage Association: 0.0%
	65,865		5.000%-6.500%, 04/15/34-02/20/35	72,922	0.0
			Total U.S. Government Agency Obligations (Cost $2,529,342)	2,569,261	1.1
U.S. TREASURY OBLIGATIONS: 9.8%
			U.S. Treasury Bonds: 1.0%
	2,353,000		2.750%, 08/15/47	2,353,802	1.0
			U.S. Treasury Notes: 8.8%
	2,744,000		1.875%, 12/15/20	2,736,124	1.2
	1,071,000	(3)	2.000%, 11/30/22	1,061,227	0.5
	1,167,000		2.125%, 11/30/24	1,151,562	0.5
	9,859,000	(3)	2.250%, 11/15/27	9,718,371	4.2
	3,420,000		0.625%, 06/30/18	3,405,974	1.5
	1,773,000	(3)	1.750%, 11/30/19	1,768,528	0.8
	250,000		1.250%-1.625%, 10/31/21-10/31/23	241,450	0.1
				20,083,236	8.8
			Total U.S. Treasury Obligations (Cost $22,400,296)	22,437,038	9.8

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
VOYA GLOBAL BOND PORTFOLIO   AS OF DECEMBER 31, 2017 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: 4.2%
		Cayman Islands: 3.7%
350,000	(1)	ALM VII R-2 Ltd. 2013-7R2A A2R, 3.359%, (US0003M + 2.000%), 10/15/27	$352,728	0.2
240,000	(1)	Apidos CLO XI 2012-11A BR, 3.303%, (US0003M + 1.950%), 01/17/28	241,759	0.1
210,000	(1)	Apidos CLO XVII 2014-17A A2R, 3.203%, (US0003M + 1.850%), 04/17/26	210,377	0.1
370,000	(1)	Apidos CLO XVII 2014-17A BR, 3.853%, (US0003M + 2.500%), 04/17/26	370,939	0.2
250,000	(1)	ArrowMark Colorado Holdings 2017-7A C, 3.504%, (US0003M + 1.900%), 07/15/30	250,487	0.1
250,000	(1)	Avery Point IV CLO Ltd. 2014-1A CR, 3.717%, (US0003M + 2.350%), 04/25/26	250,843	0.1
250,000	(1)	Babson CLO Ltd. 2014-IA BR, 3.563%, (US0003M + 2.200%), 07/20/25	250,552	0.1
510,000	(1)	BlueMountain CLO 2012-2A BR, 3.336%, (US0003M + 1.900%), 11/20/28	513,628	0.2
330,000	(1)	BlueMountain CLO 2014-4A B1R, 3.318%, (US0003M + 1.850%), 11/30/26	331,812	0.2
300,000	(1)	BlueMountain CLO 2014-4A CR, 4.018%, (US0003M + 2.550%), 11/30/26	302,052	0.1
640,000	(1)	Bristol Park CLO Ltd. 2016-1A B, 3.259%, (US0003M + 1.900%), 04/15/29	644,853	0.3
290,000	(1)	Carlyle Global Market Strategies CLO Ltd. 2012-4A BR, 3.263%, (US0003M + 1.900%), 01/20/29	293,014	0.1
250,000	(1)	Carlyle Global Market Strategies CLO Ltd. 2014-3A BR, 3.525%, (US0003M + 2.150%), 07/27/26	251,221	0.1
Principal Amount†			Value	Percentage of Net Assets
250,000	(1)	Cedar Funding II CLO Ltd. 2013-1A CR, 3.886%, (US0003M + 2.350%), 06/09/30	$251,952	0.1
500,000	(1)	Cedar Funding IV CLO Ltd. 2014-4A CR, 3.613%, (US0003M + 2.250%), 07/23/30	502,258	0.2
520,000	(1)	Dryden 33 Senior Loan Fund 2014-33A BR, 3.209%, (US0003M + 1.850%), 10/15/28	524,994	0.2
250,000	(1)	Madison Park Funding XI Ltd. 2013-11A CR, 3.563%, (US0003M + 2.200%), 07/23/29	250,561	0.1
250,000	(1)	Octagon Investment Partners XIX Ltd. 2014-1A CR, 3.459%, (US0003M + 2.100%), 04/15/26	250,220	0.1
250,000	(1)	Palmer Square CLO 2015-2A BR Ltd., 3.763%, (US0003M + 2.400%), 07/20/30	252,486	0.1
575,000	(1)	Palmer Square Loan Funding 2017-1A D Ltd., 6.170%, (US0003M + 4.850%), 10/15/25	573,511	0.3
266,000	(1)	Recette CLO Ltd. 2015-1A CR, 3.063%, (US0003M + 1.700%), 10/20/27	266,704	0.1
250,000	(1)	Thacher Park CLO Ltd. 2014-1A CR, 3.563%, (US0003M + 2.200%), 10/20/26	250,806	0.1
250,000	(1)	THL Credit Wind River 2013-2A CR CLO Ltd., 3.354%, (US0003M + 2.000%), 10/18/30	251,981	0.1
560,000	(1)	THL Credit Wind River 2017-3A C CLO Ltd., 3.439%, (US0003M + 2.200%), 10/15/30	565,889	0.3
250,000	(1)	THL Credit Wind River 2017-4A C CLO Ltd., 3.256%, (US0003M + 1.750%), 11/20/30	250,460	0.1
			8,456,087	3.7

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
VOYA GLOBAL BOND PORTFOLIO   AS OF DECEMBER 31, 2017 (CONTINUED)

Principal Amount†				Value	Percentage of Net Assets
			United States: 0.5%
	344,545		Citigroup Mortgage Loan Trust 2006-WF1 A2E, 4.985%, 03/25/36	$253,271	0.1
	200,000	(1)	Mill City Mortgage Loan Trust 2017-2 M2, 3.250%, 07/25/59	200,500	0.1
	640,000	(1)	OHA Loan Funding Ltd. 2016-1A B1, 3.163%, (US0003M + 1.800%), 01/20/28	643,381	0.3
				1,097,152	0.5
			Total Asset-Backed Securities (Cost $9,506,871)	9,553,239	4.2
FOREIGN GOVERNMENT BONDS: 7.9%
			Brazil: 0.3%
BRL	705,000		Brazil Notas do Tesouro Nacional Series F, 6.000%, 05/15/45	697,628	0.3
			Germany: 0.9%
EUR	680,000		Bundesrepublik Deutschland Bundesanleihe, 2.500%, 08/15/46	1,071,561	0.5
EUR	60,000		Bundesrepublik Deutschland Bundesanleihe, 0.290%-2.000%, 08/15/23-08/15/26	71,945	0.0
EUR	760,000		Bundesschatzanweisungen, -0.670%, 12/14/18	917,772	0.4
				2,061,278	0.9
			Hungary: 0.4%
EUR	650,000		Hungary Government International Bond, 1.750%, 10/10/27	808,951	0.4
			Indonesia: 0.2%
IDR	5,665,000,000		Other Securities	442,713	0.2
			Italy: 5.7%
EUR	4,840,000		Italy Buoni Poliennali Del Tesoro, 2.200%, 06/01/27	5,935,353	2.6
EUR	4,900,000		Italy Buoni Poliennali Del Tesoro, 4.500%, 03/01/26	7,141,934	3.1
				13,077,287	5.7
Principal Amount†					Value	Percentage of Net Assets
				Russia: 0.4%
RUB	51,720,000			Russian Federal Bond - OFZ, 7.500%, 08/18/21	$914,122	0.4
				Total Foreign Government Bonds (Cost $17,114,648)	18,001,979	7.9
COMMERCIAL MORTGAGE-BACKED SECURITIES: 9.5%
				United States: 9.5%
	7,015,878	(7)		BANK 2017-BNK5 XA, 1.107%, 06/15/60	508,757	0.2
	900,000	(1)		BANK 2017-BNK6 E, 2.656%, 07/15/60	534,300	0.3
	141,110			Bank of America Commercial Mortgage Trust 2007-3 B, 5.697%, 06/10/49	142,602	0.0
	390,000			Bank of America Commercial Mortgage Trust 2007-3 C, 5.697%, 06/10/49	401,189	0.2
	8,865,662	(7)		Bank of America Commercial Mortgage Trust 2017-BNK3 XA, 1.144%, 02/15/50	681,541	0.3
	8,020,000	(1	),(7)	BBCCRE Trust 2015-GTP XA, 0.597%, 08/10/33	348,584	0.1
	2,069,115	(7)		Barclays Commercial Mortgage Trust 2017-C1 XA, 1.524%, 02/15/50	215,022	0.1
	440,000	(1)		Bear Stearns Commercial Mortgage Securities Trust 2004-PWR6 E, 5.406%, 11/11/41	456,015	0.2
	140,000	(1)		Bear Stearns Commercial Mortgage Securities Trust 2006-TOP22 E, 5.720%, 04/12/38	146,824	0.1
	396,062	(1)		Beckman Coulter, Inc. 2000-A A, 7.498%, 12/15/18	397,429	0.2
	1,872,202	(7)		CD 2016-CD1 Mortgage Trust XA, 1.437%, 08/10/49	170,222	0.1
	8,976,749	(7)		CFCRE Commercial Mortgage Trust 2016-C7 XA, 0.789%, 12/10/54	490,113	0.2

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
VOYA GLOBAL BOND PORTFOLIO   AS OF DECEMBER 31, 2017 (CONTINUED)

Principal Amount†				Value	Percentage of Net Assets
			United States (continued)
3,247,322	(7)		Citigroup Commercial Mortgage Trust 2017-C4 XA, 1.127%, 10/12/50	$255,131	0.1
3,451,704	(7)		COMM 2012-CR1 XA, 1.878%, 05/15/45	228,320	0.1
10,168,445	(1	),(7)	COMM 2012-LTRT XA, 1.002%, 10/05/30	365,770	0.2
10,279,329	(7)		COMM 2013-CCRE13 XA, 0.915%, 11/12/46	341,048	0.1
14,268,124	(7)		COMM 2014-CR16 XA, 1.172%, 04/10/47	645,571	0.3
570,000			COMM 2016-COR1 C, 4.394%, 10/10/49	572,018	0.3
4,468,682	(7)		COMM 2016-CR28 XA, 0.393%, 02/10/49	181,980	0.1
1,000,000			COMM 2017-COR2 C, 4.563%, 09/10/50	1,009,201	0.4
13,544,333	(7)		CSAIL 2017-CX9 XA Commercial Mortgage Trust, 0.904%, 09/15/50	700,157	0.3
290,000	(1)		DBJPM 16-C3 Mortgage Trust, 3.494%, 09/10/49	240,562	0.1
2,030,059	(1	),(7)	DBUBS 2011-LC1A XA, 0.726%, 11/10/46	31,357	0.0
210,000	(1)		DBUBS 2011-LC2A D, 5.542%, 07/10/44	219,145	0.1
3,560,000	(7)		Freddie Mac Multifamily Structured Pass Through Certificates K010 X3, 4.622%, 11/25/44	426,924	0.2
3,840,000	(7)		Freddie Mac Multifamily Structured Pass Through Certificates K013 X3, 2.814%, 01/25/43	309,496	0.1
8,385,405	(7)		Freddie Mac Multifamily Structured Pass Through Certificates K018 X1, 1.372%, 01/25/22	371,910	0.2
10,000,000	(7)		Freddie Mac Multifamily Structured Pass Through Certificates K035 X3, 1.791%, 12/25/41	873,577	0.4
Principal Amount†				Value	Percentage of Net Assets
8,935,008	(7)		Freddie Mac Multifamily Structured Pass Through Certificates K704 X1, 1.964%, 08/25/18	$57,502	0.0
28,507,666	(7)		Freddie Mac Multifamily Structured Pass Through Certificates K710 X1, 1.733%, 05/25/19	529,946	0.2
4,423,190	(7)		Freddie Mac Multifamily Structured Pass Through Certificates K711 X3, 1.619%, 08/25/40	112,412	0.0
41,200,265	(1	),(7)	FREMF Mortgage Trust 2012-K17 X2A, 0.100%, 12/25/44	128,298	0.1
247,472	(1)		GCCFC Commercial Mortgage Trust 2004-GG1 F, 6.382%, 06/10/36	246,658	0.1
100,000	(1)		GS Mortgage Securities Trust 2010-C2 F, 4.548%, 12/10/43	89,955	0.0
2,327,717	(7)		GS Mortgage Securities Trust 2012-GCJ7 XA, 2.228%, 05/10/45	145,108	0.1
5,630,612	(7)		GS Mortgage Securities Trust 2013-GC16 XA, 1.398%, 11/10/46	231,025	0.1
3,973,377	(7)		GS Mortgage Securities Trust 2013-GCJ14 XA, 0.727%, 08/10/46	115,713	0.1
1,350,000	(1)		GS Mortgage Securities Trust 2016-GS4 E, 3.803%, 11/10/49	955,550	0.4
2,940,000	(1	),(7)	JP Morgan Chase Commercial Mortgage Securities Corp. 2012-LC9 XB, 0.328%, 12/15/47	44,909	0.0
270,000			JP Morgan Chase Commercial Mortgage Securities Trust 2004-CIBC9 E, 5.338%, 06/12/41	271,514	0.1
300,000			JP Morgan Chase Commercial Mortgage Securities Trust 2005-LDP2 F, 5.010%, 07/15/42	299,995	0.1

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
VOYA GLOBAL BOND PORTFOLIO   AS OF DECEMBER 31, 2017 (CONTINUED)

Principal Amount†				Value	Percentage of Net Assets
			United States (continued)
6,987,322	(7)		JP Morgan Chase Commercial Mortgage Securities Trust 2012-CIBX XA, 1.653%, 06/15/45	$317,575	0.2
250,000			JP Morgan Chase Commercial Mortgage Securities Trust 2013-C10 C, 4.142%, 12/15/47	249,970	0.1
660,000			JPMBB Commercial Mortgage Securities Trust 2014-C18 AS, 4.439%, 02/15/47	703,047	0.3
731,507	(1)		JPMBB Commercial Mortgage Securities Trust 2014-C24 ESK, 9.989%, 11/15/47	729,293	0.3
13,484,179	(7)		JPMBB Commercial Mortgage Securities Trust 2014-C24 XA, 1.049%, 11/15/47	571,903	0.3
360,000			LB-UBS Commercial Mortgage Trust 2005-C3 F, 5.013%, 07/15/40	356,157	0.2
38,048			LB-UBS Commercial Mortgage Trust 2006-C4 C, 5.793%, 06/15/38	38,100	0.0
780,000			LB-UBS Commercial Mortgage Trust 2006-C4 D, 5.793%, 06/15/38	780,128	0.3
3,492,128	(1	),(7)	LSTAR Commercial Mortgage Trust 2017-5 X, 1.234%, 03/10/50	195,932	0.1
170,000	(1)		Morgan Stanley Capital I Trust 2007-TOP27 B, 5.951%, 06/11/42	185,975	0.1
570,000	(1)		Morgan Stanley Capital I Trust 2011-C1 D, 5.426%, 09/15/47	600,879	0.2
460,000	(1)		Morgan Stanley Capital I Trust 2011-C1 E, 5.426%, 09/15/47	484,682	0.2
207,474	(1)		Morgan Stanley Reremic Trust 2012-XA B, 0.250%, 07/27/49	203,498	0.1
5,360,976	(1	),(7)	UBS-Barclays Commercial Mortgage Trust 2012-C3 XA, 1.891%, 08/10/49	390,689	0.2
Principal Amount†				Value	Percentage of Net Assets
7,151,704	(7)		Wells Fargo Commercial Mortgage Trust 2016-C37, 1.032%, 12/15/49	$404,579	0.2
3,425,663	(1	),(7)	WFRBS Commercial Mortgage Trust 2012-C8 XA, 1.851%, 08/15/45	228,967	0.1
1,223,564	(1	),(7)	WFRBS Commercial Mortgage Trust 2013-C12 XA, 1.307%, 03/15/48	63,187	0.0
10,245,023	(7)		WFRBS Commercial Mortgage Trust 2014-C19 XA, 1.138%, 03/15/47	486,861	0.2
210,000			Other Securities	210,907	0.1
			Total Commercial Mortgage-Backed Securities (Cost $21,584,643)	21,695,679	9.5
Shares				Value	Percentage of Net Assets
COMMON STOCK: 0.0%
			United States: 0.0%
48,071	(2	),(6),(9)	Other Securities	$55,117	0.0
			Total Common Stock (Cost $1,298,014)	55,117	0.0
MUTUAL FUNDS: 23.7%
			United States: 23.7%
1,066,705			Voya Emerging Markets Corporate Debt Fund - Class P	10,763,054	4.7
1,622,144			Voya Emerging Markets Hard Currency Debt Fund - Class P	16,140,338	7.1
3,119,936			Voya Emerging Markets Local Currency Debt Fund - Class P	24,241,904	10.6
357,236			Voya High Yield Bond Fund - Class P	2,890,039	1.3
			Total Mutual Funds (Cost $59,523,505)	54,035,335	23.7

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
VOYA GLOBAL BOND PORTFOLIO   AS OF DECEMBER 31, 2017 (CONTINUED)

		Value	Percentage of Net Assets
PURCHASED OPTIONS(10): 1.0%
	Total Purchased Options (Cost $2,668,657)	$2,200,881	1.0
	Total Long-Term Investments (Cost $221,341,418)	217,684,241	95.3
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 6.3%
	Securities Lending Collateral(11): 3.1%
1,695,812	Cantor Fitzgerald, Repurchase Agreement dated 12/29/17, 1.41%, due 01/02/18 (Repurchase Amount $1,696,074, collateralized by various U.S. Government\U.S. Government Agency Obligations, 0.000%-8.500%, Market Value plus accrued interest $1,729,728, due 01/31/18-06/20/63)	1,695,812	0.7
356,280	Daiwa Capital Markets, Repurchase Agreement dated 12/29/17, 1.43%, due 01/02/18 (Repurchase Amount $356,336, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $363,406, due 01/11/18-12/01/51)	356,280	0.2
Principal Amount†		Value	Percentage of Net Assets
1,695,812	Millenium Fixed Income Ltd., Repurchase Agreement dated 12/29/17, 1.44%, due 01/02/18 (Repurchase Amount $1,696,080, collateralized by various U.S. Government Securities, 2.875%-3.625%, Market Value plus accrued interest $1,729,728, due 02/15/43-02/15/44)	$1,695,812	0.7
1,695,812	NBC Global Finance Ltd., Repurchase Agreement dated 12/29/17, 1.50%, due 01/02/18 (Repurchase Amount $1,696,091, collateralized by various U.S. Government Securities, 0.750%-2.250%, Market Value plus accrued interest $1,729,728, due 09/30/18-09/09/49)	1,695,812	0.7
1,695,812	State of Wisconsin Investment Board, Repurchase Agreement dated 12/29/17, 1.63%, due 01/02/18 (Repurchase Amount $1,696,115, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $1,742,904, due 01/15/19-02/15/46)	1,695,812	0.8
		7,139,528	3.1

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
VOYA GLOBAL BOND PORTFOLIO   AS OF DECEMBER 31, 2017 (CONTINUED)

Shares			Value	Percentage of Net Assets
		Mutual Funds: 3.2%
7,148,000	(12)	BlackRock Liquidity Funds, FedFund, Institutional Class, 1.170% (Cost $7,148,000)	$7,148,000	3.2
		Total Short-Term Investments (Cost $14,287,528)	14,287,528	6.3
		Total Investments in Securities (Cost $235,628,946)	$231,971,769	101.6
		Liabilities in Excess of Other Assets	(3,549,420)	(1.6)
		Net Assets	$228,422,349	100.0

  "Other Securities" represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2017.

  The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†  Unless otherwise indicated, principal amount is shown in USD.

(1)  Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(2)  The grouping contains securities on loan.

(3)  Security, or a portion of the security, is on loan.

(4)  For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.

(5)  The grouping contains securities in default.

(6)  The grouping contains Level 3 securities.

(7)  Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

(8)  The Federal Housing Finance Agency ("FHFA") placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

(9)  The grouping contains non-income producing securities.

(10)  The tables below the Portfolio of Investments detail open purchased options which are non-income producing securities.

(11)  Represents securities purchased with cash collateral received for securities on loan.

(12)  Rate shown is the 7-day yield as of December 31, 2017.

BRL  Brazilian Real

EUR  EU Euro

IDR  Indonesian Rupiah

MXN  Mexican Peso

RUB  Russian Ruble

ZAR  South African Rand

Reference Rate Abbreviations:

12MTA  12-month Treasury Average

US0001M  1-month LIBOR

US0003M  3-month LIBOR

US0012M  12-month LIBOR

Sector Diversification	Percentage of Net Assets
Affiliated Investment Companies	23.7%
Collateralized Mortgage Obligations	13.0
Commercial Mortgage-Backed Securities	9.5
U.S. Government Agency Obligations	9.3
Foreign Government Bonds	7.9
Financial	7.5
Communications	4.6
Other Asset-Backed Securities	4.2
Consumer, Non-cyclical	4.2
Energy	2.7
Consumer, Cyclical	1.9
Utilities	1.8
U.S. Treasury Obligations	1.6
Purchased Options	1.0
Basic Materials	0.9
Technology	0.9
Industrial	0.6
Structured Products	0.0
Consumer Discretionary	0.0
Materials	0.0
Short-Term Investments	6.3
Liabilities in Excess of Other Assets	(1.6)
Net Assets	100.0%

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
VOYA GLOBAL BOND PORTFOLIO   AS OF DECEMBER 31, 2017 (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2017 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2017
Asset Table
Investments, at fair value
Common Stock
United States	$55,117	$—	$—	$55,117
Total Common Stock	55,117	—	—	55,117
Mutual Funds	54,035,335	—	—	54,035,335
Purchased Options	—	2,200,881	—	2,200,881
Corporate Bonds/Notes	—	57,330,049	5,331	57,335,380
Collateralized Mortgage Obligations	—	29,761,431	—	29,761,431
Structured Products	—	—	38,901	38,901
Commercial Mortgage-Backed Securities	—	21,695,679	—	21,695,679
Asset-Backed Securities	—	9,553,239	—	9,553,239
Foreign Government Bonds	—	18,001,979	—	18,001,979
U.S. Treasury Obligations	—	22,437,038	—	22,437,038
U.S. Government Agency Obligations	—	2,569,261	—	2,569,261
Short-Term Investments	7,148,000	7,139,528	—	14,287,528
Total Investments, at fair value	$61,238,452	$170,689,085	$44,232	$231,971,769
Other Financial Instruments+
Centrally Cleared Swaps	—	4,495,926	—	4,495,926
Forward Foreign Currency Contracts	—	2,550,196	—	2,550,196
Futures	90,595	—	—	90,595
Total Assets	$61,329,047	$177,735,207	$44,232	$239,108,486
Liabilities Table
Other Financial Instruments+
Centrally Cleared Swaps	$—	$(1,432,218)	$—	$(1,432,218)
Forward Foreign Currency Contracts	—	(1,202,545)	—	(1,202,545)
Futures	(296,004)	—	—	(296,004)
Written Options	—	(1,903,395)	—	(1,903,395)
Total Liabilities	$(296,004)	$(4,538,158)	$—	$(4,834,162)

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

+  Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

Transactions with Affiliates

An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.

The following table provides transactions during the year ended December 31, 2017, where the following issuers were considered an affiliate:

Issuer	Beginning Fair Value at 12/31/16	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/17	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Corporate Debt Fund — Class P	$9,840,467	$502,609	$—	$419,978	$10,763,054	$502,609	$—	$—
Voya Emerging Markets Hard Currency Debt Fund — Class P	14,492,650	733,616	—	914,072	16,140,338	733,616	—	—
Voya Emerging Markets Local Currency Debt Fund — Class P	21,177,722	829,285	—	2,234,897	24,241,904	829,286	—	—
Voya High Yield Bond Fund — Class P	2,701,759	172,748	—	15,532	2,890,039	172,747	—	—
	$48,212,598	$2,238,258	$—	$3,584,479	$54,035,335	$2,238,258	$—	$—

The financial statements for the above mutual fund[s] can be found at www.sec.gov.

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
VOYA GLOBAL BOND PORTFOLIO   AS OF DECEMBER 31, 2017 (CONTINUED)

At December 31, 2017, the following forward foreign currency contracts were outstanding for Voya Global Bond Portfolio:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CHF	587,779	USD	596,000	Barclays Bank PLC	01/12/18	$7,638
AUD	2,616,127	USD	2,008,000	Barclays Bank PLC	01/12/18	33,250
RUB	1,798,746	USD	30,462	Barclays Bank PLC	01/12/18	686
EUR	986,133	USD	1,169,000	Barclays Bank PLC	01/12/18	14,957
USD	946,000	AUD	1,251,760	Barclays Bank PLC	01/12/18	(30,694)
USD	604,000	CAD	756,136	Barclays Bank PLC	01/12/18	2,365
USD	1,059,381	PLN	3,857,323	Barclays Bank PLC	01/12/18	(48,754)
NZD	898,271	USD	635,000	Barclays Bank PLC	01/12/18	1,519
USD	3,463,000	NOK	28,329,070	Barclays Bank PLC	01/12/18	11,620
USD	2,291,000	GBP	1,700,957	Barclays Bank PLC	01/12/18	(6,360)
USD	702,675	RON	2,730,291	Barclays Bank PLC	01/12/18	630
USD	3,627,000	CHF	3,568,054	Barclays Bank PLC	01/12/18	(37,320)
USD	763,000	EUR	641,195	Barclays Bank PLC	01/12/18	(6,823)
USD	8,105,924	JPY	910,889,364	Barclays Bank PLC	01/12/18	17,622
USD	1,225,136	HUF	321,605,868	Barclays Bank PLC	01/12/18	(17,462)
GBP	906,437	USD	1,227,000	Barclays Bank PLC	01/12/18	(2,740)
NZD	1,814,895	USD	1,288,000	Barclays Bank PLC	01/12/18	(1,956)
USD	840,000	CAD	1,065,427	Barclays Bank PLC	01/12/18	(7,728)
USD	880,000	CAD	1,128,343	Barclays Bank PLC	01/12/18	(17,788)
ZAR	18,254,254	USD	1,274,000	Barclays Bank PLC	01/12/18	198,932
NOK	18,984,154	USD	2,278,832	Barclays Bank PLC	01/12/18	34,041
USD	611,000	CAD	776,883	Barclays Bank PLC	01/12/18	(7,142)
USD	815,000	CAD	1,034,229	Barclays Bank PLC	01/12/18	(7,905)
BRL	5,732,003	USD	1,726,091	Barclays Bank PLC	02/09/18	(5,820)
USD	639,434	CLP	405,426,840	Barclays Bank PLC	02/09/18	(19,296)
MXN	32,113,284	USD	1,709,390	Barclays Bank PLC	02/09/18	(88,255)
USD	1,709,390	BRL	5,613,996	Barclays Bank PLC	02/09/18	24,535
USD	1,233,527	THB	40,198,922	Barclays Bank PLC	03/09/18	(2,023)
MYR	2,181,955	USD	534,570	Barclays Bank PLC	03/09/18	1,800
USD	1,587,242	IDR	21,686,492,907	Barclays Bank PLC	03/09/18	(8,927)
KRW	3,175,658,700	USD	2,905,053	Barclays Bank PLC	03/09/18	72,870
ILS	1,035,992	USD	297,166	Citibank N.A.	01/12/18	681
USD	664,000	NZD	949,987	Citibank N.A.	01/12/18	(9,166)
NZD	1,819,269	USD	1,277,000	Citibank N.A.	01/12/18	12,143
USD	1,043,056	RON	4,044,763	Citibank N.A.	01/12/18	3,019
USD	527,981	RON	2,082,304	Citibank N.A.	01/12/18	(7,446)
USD	627,000	NZD	896,331	Citibank N.A.	01/12/18	(8,145)
USD	1,612,052	ZAR	22,393,079	Citibank N.A.	01/12/18	(194,842)
JPY	158,545,165	USD	1,408,000	Citibank N.A.	01/12/18	(188)
USD	566,000	CHF	551,001	Citibank N.A.	01/12/18	133
USD	1,807,319	MXN	35,163,115	Citibank N.A.	02/09/18	32,224
USD	3,366,967	BRL	11,188,767	Citibank N.A.	02/09/18	9,028
USD	1,214,000	SEK	9,927,644	Deutsche Bank AG	01/12/18	2,986
CAD	4,400,278	USD	3,437,000	Deutsche Bank AG	01/12/18	64,167
USD	637,000	AUD	819,203	Deutsche Bank AG	01/12/18	(2,188)
USD	3,972,000	JPY	449,707,457	Deutsche Bank AG	01/12/18	(21,207)
NZD	4,018,132	USD	2,825,000	Deutsche Bank AG	01/12/18	22,269
USD	539,000	EUR	457,817	Deutsche Bank AG	01/12/18	(10,658)
AUD	2,958,592	USD	2,240,000	Deutsche Bank AG	01/12/18	68,460
USD	1,312,000	AUD	1,700,066	Deutsche Bank AG	01/12/18	(14,487)
USD	1,534,000	CAD	1,973,029	Deutsche Bank AG	01/12/18	(35,879)
EUR	343,430	USD	406,000	Goldman Sachs International	01/12/18	6,325
USD	52,000	JPY	5,869,136	Goldman Sachs International	01/12/18	(115)
CHF	3,220,452	USD	3,257,297	Goldman Sachs International	01/12/18	50,042
USD	1,214,926	ZAR	16,404,982	Goldman Sachs International	01/12/18	(108,789)
USD	1,070,000	RUB	64,025,660	Goldman Sachs International	01/12/18	(38,686)
USD	111,012	PHP	5,648,082	Goldman Sachs International	03/09/18	(1,891)
USD	1,161,000	TRY	4,585,759	HSBC Bank USA N.A.	01/12/18	(45,079)
HUF	271,776,481	USD	1,043,056	HSBC Bank USA N.A.	01/12/18	7,015
USD	1,633,462	TRY	6,172,881	HSBC Bank USA N.A.	01/12/18	9,961
TRY	3,504,708	USD	938,624	HSBC Bank USA N.A.	01/12/18	(16,867)
USD	1,439,020	MXN	27,958,513	HSBC Bank USA N.A.	02/09/18	27,625
SGD	648,988	USD	480,043	HSBC Bank USA N.A.	03/09/18	5,683
USD	2,568,000	NZD	3,698,304	JPMorgan Chase Bank N.A.	01/12/18	(52,637)
USD	2,411,000	GBP	1,802,905	JPMorgan Chase Bank N.A.	01/12/18	(24,053)
USD	1,383,742	RUB	81,294,838	JPMorgan Chase Bank N.A.	01/12/18	(23,982)
CAD	2,895,738	USD	2,258,862	JPMorgan Chase Bank N.A.	01/12/18	45,187
CAD	3,651,172	USD	2,845,000	JPMorgan Chase Bank N.A.	01/12/18	60,126
USD	1,029,149	AUD	1,358,794	JPMorgan Chase Bank N.A.	01/12/18	(31,059)
EUR	44,642,018	USD	52,673,447	JPMorgan Chase Bank N.A.	01/12/18	924,030

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
VOYA GLOBAL BOND PORTFOLIO   AS OF DECEMBER 31, 2017 (CONTINUED)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
GBP	587,860	USD	784,000	JPMorgan Chase Bank N.A.	01/12/18	$9,980
GBP	11,228,439	USD	15,028,140	JPMorgan Chase Bank N.A.	01/12/18	137,302
USD	791,971	HUF	209,475,839	JPMorgan Chase Bank N.A.	01/12/18	(17,387)
PLN	5,619,834	USD	1,563,635	JPMorgan Chase Bank N.A.	01/12/18	50,836
USD	1,864,000	CHF	1,830,055	JPMorgan Chase Bank N.A.	01/12/18	(15,429)
EUR	402,034	USD	474,000	JPMorgan Chase Bank N.A.	01/12/18	8,684
USD	1,409,880	COP	4,271,936,773	JPMorgan Chase Bank N.A.	02/09/18	(16,272)
USD	612,357	PEN	1,993,223	JPMorgan Chase Bank N.A.	02/09/18	(1,282)
HKD	762,813	USD	97,840	JPMorgan Chase Bank N.A.	03/09/18	(75)
DKK	6,741,468	USD	1,068,731	Morgan Stanley	01/12/18	18,497
CHF	741,392	USD	750,000	Morgan Stanley	01/12/18	11,394
SEK	8,397,214	USD	997,900	Morgan Stanley	01/12/18	26,426
USD	367,000	CAD	467,122	Morgan Stanley	01/12/18	(4,674)
AUD	2,898,422	USD	2,212,000	Morgan Stanley	01/12/18	49,512
NZD	5,236,082	USD	3,634,166	Morgan Stanley	01/12/18	76,149
NOK	14,742,435	USD	1,783,000	Morgan Stanley	01/12/18	13,097
USD	660,000	PLN	2,419,602	Morgan Stanley	01/12/18	(35,105)
USD	354,000	NOK	2,968,312	Morgan Stanley	01/12/18	(7,635)
JPY	3,782,652,926	USD	33,397,975	Morgan Stanley	01/12/18	190,342
USD	3,281,000	NZD	4,674,722	Morgan Stanley	01/12/18	(31,531)
GBP	441,086	USD	591,000	Morgan Stanley	01/12/18	4,743
CZK	24,385,357	USD	1,116,835	Morgan Stanley	01/12/18	29,033
GBP	644,153	USD	863,000	Morgan Stanley	01/12/18	7,011
USD	1,861,000	NZD	2,659,692	Morgan Stanley	01/12/18	(23,672)
USD	2,193,000	AUD	2,838,231	Morgan Stanley	01/12/18	(21,548)
USD	731,000	AUD	935,718	Morgan Stanley	01/12/18	900
NZD	2,142,174	USD	1,485,000	Morgan Stanley	01/12/18	32,955
USD	1,502,000	CHF	1,484,986	Morgan Stanley	01/12/18	(23,051)
USD	2,374,960	NZD	3,396,575	Morgan Stanley	01/12/18	(31,870)
GBP	810,291	USD	1,087,000	Morgan Stanley	01/12/18	7,401
GBP	611,575	USD	820,000	Morgan Stanley	01/12/18	6,010
JPY	34,000	USD	302	Morgan Stanley & Co. International PLC	01/05/18	—
USD	1,541,000	GBP	1,146,653	The Bank of New York Mellon	01/12/18	(7,702)
EUR	472,196	USD	557,000	The Bank of New York Mellon	01/12/18	9,921
SEK	23,907,130	USD	2,845,000	The Bank of New York Mellon	01/12/18	71,289
USD	734,000	JPY	82,112,506	The Bank of New York Mellon	01/12/18	4,877
EUR	586,594	USD	694,000	The Bank of New York Mellon	01/12/18	10,268
USD	53,528	EUR	45,380	The Bank of New York Mellon	01/12/18	(955)
						$1,347,651

At December 31, 2017, the following futures contracts were outstanding for Voya Global Bond Portfolio:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
Australia 10-Year Bond	11	03/15/18	$1,108,531	$(9,022)
Australia 3-Year Bond	36	03/15/18	3,120,599	(17,096)
Canada 10-Year Bond	26	03/20/18	2,787,812	(40,712)
Euro-Bobl 5-Year	63	03/08/18	9,948,443	(51,559)
Euro-Bund	37	03/08/18	7,177,673	(53,750)
Euro-Buxl® 30-year German Government Bond	28	03/08/18	5,504,991	(86,982)
Euro-Schatz	110	03/08/18	14,778,808	(18,320)
Japanese Government Bonds 10-Year Mini	6	03/12/18	803,231	(180)
Long Gilt	35	03/27/18	5,914,455	37,537
Short Gilt	12	03/27/18	1,679,475	306
U.S. Treasury Long Bond	17	03/20/18	2,601,000	(4,282)
U.S. Treasury Ultra Long Bond	9	03/20/18	1,508,906	6,661
			$56,933,924	$(237,399)
Short Contracts
Japan 10-Year Bond (TSE)	(2)	03/13/18	(2,676,370)	1,234
U.S. Treasury 10-Year Note	(10)	03/20/18	(1,240,469)	6,621
U.S. Treasury 2-Year Note	(274)	03/29/18	(58,665,969)	(14,101)
U.S. Treasury 5-Year Note	(60)	03/29/18	(6,969,844)	32,698
U.S. Treasury Ultra 10-Year Note	(9)	03/20/18	(1,202,062)	5,538
			$(70,754,714)	$31,990

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
VOYA GLOBAL BOND PORTFOLIO   AS OF DECEMBER 31, 2017 (CONTINUED)

At December 31, 2017, the following centrally cleared credit default swaps were outstanding for Voya Global Bond Portfolio:

Centrally Cleared Credit Default Swaps on Credit Indices — Buy Protection(1)

Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Financing Rate (%)	Payment Frequency	Termination Date	Notional Amount(2)		Fair Value(3)	Unrealized Appreciation/ (Depreciation)
iTraxx Europe Crossover Index, Series 28, Version 1	Buy	(5.000)	Quarterly	12/20/22	EUR	6,340,000	$(927,182)	$(5,403)
							$(927,182)	$(5,403)

Centrally Cleared Credit Default Swaps on Credit Indices — Sell Protection(4)

Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Financing Rate (%)	Payment Frequency	Termination Date	Notional Amount(2)		Fair Value(3)	Unrealized Appreciation/ (Depreciation)
CDX North American High Yield Index, Series 29, Version 1	Sell	5.000	Quarterly	12/20/22	USD	9,490,000	$786,199	$13,596
							$786,199	$13,596

(1)  If a Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)  The maximum amount of future payments (undiscounted) that a Portfolio as seller of protection could be required to make or receive as a buyer of credit protection under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

(3)  The fair values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Increasing fair values, in absolute terms, when compared to the notional amount of the agreement, represent a deterioration of the referenced obligation's credit soundness and a greater likelihood or risk of default or other credit event occurring.

(4)  If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will generally either i) Pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or ii) Pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index.

At December 31, 2017, the following centrally cleared interest rate swaps were outstanding for Voya Global Bond Portfolio:

Pay/Receive Floating Rate	Floating Rate Index	Floating Rate Index Payment Frequency	Fixed Rate	Fixed Rate Payment Frequency	Maturity Date	Notional Amount		Fair Value	Unrealized Appreciation/ (Depreciation)
Pay	3-month CAD-CDOR	Semi-Annual	2.960%	Semi-Annual	11/21/44	CAD	1,000,000	$63,990	$56,284
Pay	6-month EUR-EURIBOR	Semi-Annual	0.294	Annual	02/10/23	EUR	2,400,000	(4,436)	(3,273)
Pay	6-month EUR-EURIBOR	Semi-Annual	0.325	Annual	02/16/23	EUR	100,000	(5)	30
Pay	6-month GBP-LIBOR	Semi-Annual	2.899	Semi-Annual	08/22/44	GBP	2,000,000	899,575	1,005,941
Pay	6-month JPY-LIBOR	Semi-Annual	(0.165)	Semi-Annual	07/14/18	JPY	619,500,000	(5,417)	(6,698)
Pay	6-month JPY-LIBOR	Semi-Annual	(0.105)	Semi-Annual	03/07/21	JPY	750,000,000	(36,486)	(38,126)
Pay	6-month JPY-LIBOR	Semi-Annual	(0.199)	Semi-Annual	07/14/21	JPY	512,300,000	(44,068)	(47,515)
Pay	6-month JPY-LIBOR	Semi-Annual	(0.020)	Semi-Annual	03/07/23	JPY	750,000,000	(48,356)	(48,440)
Pay	6-month JPY-LIBOR	Semi-Annual	0.754	Semi-Annual	05/21/24	JPY	1,855,000,000	625,533	608,659
Pay	6-month JPY-LIBOR	Semi-Annual	0.558	Semi-Annual	02/24/25	JPY	1,084,559,370	253,707	230,112
Pay	6-month JPY-LIBOR	Semi-Annual	(0.092)	Semi-Annual	07/14/26	JPY	652,900,000	(167,674)	(175,552)
Pay	6-month JPY-LIBOR	Semi-Annual	0.387	Semi-Annual	03/02/31	JPY	7,700,000	(731)	(650)
Pay	6-month JPY-LIBOR	Semi-Annual	0.360	Semi-Annual	03/03/31	JPY	867,000,000	(109,455)	(100,026)
Pay	6-month JPY-LIBOR	Semi-Annual	0.623	Semi-Annual	03/02/36	JPY	6,200,000	(701)	(626)
Pay	6-month JPY-LIBOR	Semi-Annual	0.585	Semi-Annual	03/03/36	JPY	693,000,000	(119,360)	(110,320)
Pay	6-month JPY-LIBOR	Semi-Annual	1.289	Semi-Annual	02/04/45	JPY	1,015,000,000	865,441	822,920
Pay	1-month USD-LIBOR	Monthly	2.400	Monthly	10/27/32	USD	690,000	(931)	(842)
Pay	1-month USD-LIBOR	Monthly	2.488	Monthly	10/27/47	USD	800,000	7,987	8,098
Pay	3-month USD-LIBOR	Quarterly	2.532	Semi-Annual	12/11/47	USD	2,000,000	(3,415)	(3,415)
Pay	3-month USD-LIBOR	Quarterly	2.558	Semi-Annual	12/15/47	USD	5,300,000	20,471	20,471
Pay	3-month USD-LIBOR	Quarterly	2.494	Semi-Annual	12/19/47	USD	7,500,000	(77,803)	(77,803)
Pay	3-month USD-LIBOR	Quarterly	2.598	Semi-Annual	12/21/47	USD	3,200,000	40,563	40,563
Pay	3-month USD-LIBOR	Quarterly	2.628	Semi-Annual	12/27/47	USD	2,200,000	41,861	41,861
Pay	3-month USD-LIBOR	Quarterly	2.575	Semi-Annual	12/28/47	USD	2,000,000	15,009	15,009
Pay	3-month USD-LIBOR	Quarterly	2.591	Semi-Annual	12/28/47	USD	4,000,000	43,505	43,505
Pay	3-month USD-LIBOR	Quarterly	2.530	Semi-Annual	12/29/47	USD	2,000,000	(4,474)	(4,474)
Pay	3-month USD-LIBOR	Quarterly	2.551	Semi-Annual	12/29/47	USD	2,000,000	4,566	4,566
Receive	6-month EUR-EURIBOR	Semi-Annual	(0.123)	Annual	02/11/19	EUR	200,000	(335)	(309)
Receive	6-month EUR-EURIBOR	Semi-Annual	(0.095)	Annual	02/16/19	EUR	100,000	(207)	(192)

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
VOYA GLOBAL BOND PORTFOLIO   AS OF DECEMBER 31, 2017 (CONTINUED)

Pay/Receive Floating Rate	Floating Rate Index	Floating Rate Index Payment Frequency	Fixed Rate	Fixed Rate Payment Frequency	Maturity Date	Notional Amount		Fair Value	Unrealized Appreciation/ (Depreciation)
Receive	6-month EUR-EURIBOR	Semi-Annual	0.056%	Annual	02/10/21	EUR	100,000	$(127)	$(134)
Receive	6-month EUR-EURIBOR	Semi-Annual	1.143	Annual	02/04/46	EUR	500,000	50,080	43,948
Receive	6-month JPY-LIBOR	Semi-Annual	(0.030)	Semi-Annual	03/02/23	JPY	15,400,000	1,058	1,060
Receive	6-month JPY-LIBOR	Semi-Annual	(0.044)	Semi-Annual	03/03/23	JPY	1,733,000,000	130,167	130,072
Receive	6-month JPY-LIBOR	Semi-Annual	0.119	Semi-Annual	03/02/26	JPY	10,900,000	879	831
Receive	6-month JPY-LIBOR	Semi-Annual	0.103	Semi-Annual	03/03/26	JPY	1,231,000,000	113,464	107,708
Receive	6-month JPY-LIBOR	Semi-Annual	0.373	Semi-Annual	03/07/31	JPY	350,000,000	39,366	35,601
Receive	6-month JPY-LIBOR	Semi-Annual	0.178	Semi-Annual	07/14/36	JPY	326,600,000	278,348	287,410
Receive	6-month JPY-LIBOR	Semi-Annual	1.443	Semi-Annual	02/24/45	JPY	468,636,765	(563,381)	(535,865)
Receive	6-month JPY-LIBOR	Semi-Annual	0.233	Semi-Annual	07/14/46	JPY	172,300,000	286,845	297,524
Receive	1-month USD-LIBOR	Monthly	1.578	Monthly	10/27/18	USD	35,780,000	48,716	47,372
Receive	1-month USD-LIBOR	Monthly	1.720	Monthly	10/27/19	USD	18,320,000	75,113	74,136
Receive	1-month USD-LIBOR	Monthly	1.079	Monthly	04/04/21	USD	7,500,000	240,464	240,464
Receive	1-month USD-LIBOR	Monthly	1.983	Monthly	10/27/22	USD	23,590,000	181,953	180,007
Receive	1-month USD-LIBOR	Monthly	2.210	Monthly	10/27/26	USD	3,590,000	22,162	21,775
Receive	1-month USD-LIBOR	Monthly	2.390	Monthly	12/11/32	USD	400,000	1,132	1,132
Receive	3-month USD-LIBOR	Quarterly	2.188	Semi-Annual	04/04/46	USD	900,000	73,039	73,039
Receive	3-month USD-LIBOR	Quarterly	2.589	Semi-Annual	12/14/47	USD	5,300,000	(56,809)	(56,809)
Receive	3-month USD-LIBOR	Quarterly	2.530	Semi-Annual	12/18/47	USD	3,200,000	7,684	7,684
Receive	3-month USD-LIBOR	Quarterly	2.516	Semi-Annual	12/20/47	USD	6,400,000	34,548	34,548
Receive	3-month USD-LIBOR	Quarterly	2.576	Semi-Annual	12/21/47	USD	5,400,000	(41,780)	(41,780)
Receive	3-month USD-LIBOR	Quarterly	2.632	Semi-Annual	12/22/47	USD	8,700,000	(173,967)	(173,967)
								$ 3,007,308	$ 3,055,514

At December 31, 2017, the following over-the-counter purchased interest rate swaptions were outstanding for Voya Global Bond Portfolio:

Description	Counterparty	Exercise Rate	Pay/ Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount		Cost	Fair Value
Call on 10-Year Interest Rate Swap	Deutsche Bank AG	2.500%	Receive	3-month USD-LIBOR	06/07/18	USD	37,900,000	$1,122,787	$1,031,538
Put on 10-Year Interest Rate Swap	Barclays Bank PLC	2.665%	Pay	3-month USD-LIBOR	02/26/18	USD	47,400,000	85,320	51,916
Put on 10-Year Interest Rate Swap	Deutsche Bank AG	2.680%	Pay	3-month USD-LIBOR	02/12/18	USD	47,400,000	67,782	22,646
Put on 10-Year Interest Rate Swap	Goldman Sachs International	2.812%	Pay	3-month USD-LIBOR	01/25/18	USD	97,100,000	239,198	1,075
Put on 30-Year Interest Rate Swap	Deutsche Bank AG	2.600%	Pay	3-month USD-LIBOR	06/07/18	USD	37,900,000	1,118,050	1,071,989
								$2,633,137	$2,179,164

At December 31, 2017, the following over-the-counter written interest rate swaptions were outstanding for Voya Global Bond Portfolio:

Description	Counterparty	Exercise Rate	Pay/ Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount		Premiums Received	Fair Value
Call on 10-Year Interest Rate Swap	Barclays Bank PLC	2.165%	Pay	3-month USD-LIBOR	02/26/18	USD	47,400,000	$85,320	$(52,847)
Call on 10-Year Interest Rate Swap	Deutsche Bank AG	2.180%	Pay	3-month USD-LIBOR	02/12/18	USD	47,400,000	67,782	(34,616)
Call on 10-Year Interest Rate Swap	Goldman Sachs International	2.112%	Pay	3-month USD-LIBOR	01/25/18	USD	97,100,000	239,198	(7,145)
Call on 30-Year Interest Rate Swap	Deutsche Bank AG	2.500%	Pay	3-month USD-LIBOR	03/07/18	USD	54,500,000	1,090,000	(860,036)
Put on 30-Year Interest Rate Swap	Deutsche Bank AG	2.600%	Receive	3-month USD-LIBOR	03/07/18	USD	54,500,000	985,739	(825,794)
								$2,468,039	$(1,780,438)

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
VOYA GLOBAL BOND PORTFOLIO   AS OF DECEMBER 31, 2017 (CONTINUED)

At December 31, 2017, the following over-the-counter purchased interest rate caps were outstanding for Voya Global Bond Portfolio:

Description	Counterparty	Exercise Rate	Pay/ Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount		Cost	Fair Value
Put Option-Max [0, 10-Year Swap Rate minus 2-Year Swap Rate)- Exercise Rate]	Barclays Bank PLC	0.440%	Receive	3-month USD-LIBOR	02/28/18	USD	236,800,000	$33,152	$11,430
								$33,152	$11,430

At December 31, 2017, the following over-the-counter written interest rate floors were outstanding for Voya Global Bond Portfolio:

Description	Counterparty	Exercise Rate	Pay/ Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount		Premiums Received	Fair Value
Call Option-Max [0, Exercise Rate minus 10-Year Swap Rate minus 2-Year Swap Rate]	Barclays Bank PLC	0.240%	Pay	3-month USD-LIBOR	02/28/18	USD	236,800,000	$35,520	$(55,901)
								$35,520	$(55,901)

At December 31, 2017, the following over-the-counter purchased option steepeners were outstanding for Voya Global Bond Portfolio:

Description	Counterparty	Exercise Rate	Pay/ Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount		Cost	Fair Value
Put Option-Max [10-Year Receiver Swap Value* 10-Year Multiplier minus 2-Year Receiver Swap Value*2-Year Multiplier, 0]	Morgan Stanley Capital Services LLC	0.435%	Receive	3-month USD-LIBOR	03/12/18	USD	23,680	$2,368	$10,287
								$2,368	$10,287

At December 31, 2017, the following over-the-counter written option flatteners were outstanding for Voya Global Bond Portfolio:

Description	Counterparty	Exercise Rate	Pay/ Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount		Premiums Received	Fair Value
Call Option-Max[10-Year Receiver Swap Value* 10-Year Multiplier minus 2-Year Receiver Swap Value*2-Year Multiplier,0]	Morgan Stanley Capital Services LLC	0.235%	Pay	3-month USD-LIBOR	03/12/18	USD	23,680	$—	$(67,056)
								$—	$(67,056)

Currency Abbreviations

AUD — Australian Dollar

BRL — Brazilian Real

CAD — Canadian Dollar

CHF — Swiss Franc

CLP — Chilean Peso

COP — Colombian Peso

CZK — Czech Koruna

DKK — Danish Krone

EUR — EU Euro

GBP — British Pound

HKD — Hong Kong Sar Dollar

HUF — Hungarian Forint

IDR — Indonesian Rupiah

ILS — Israeli New Shekel

JPY — Japanese Yen

KRW — South Korean Won

MXN — Mexican Peso

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
VOYA GLOBAL BOND PORTFOLIO   AS OF DECEMBER 31, 2017 (CONTINUED)

MYR — Malaysian Ringgit

NOK — Norwegian Krone

NZD — New Zealand Dollar

PEN — Peruvian Nuevo Sol

PHP — Philippine Peso

PLN — Polish Zloty

RON — Romanian New Leu

RUB — Russian Ruble

SEK — Swedish Krona

SGD — Singapore Dollar

THB — Thai Baht

TRY — Turkish Lira

USD — United States Dollar

ZAR — South African Rand

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2017 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Interest rate contracts	Investments in securities at value*	$2,200,881
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	2,550,196
Interest rate contracts	Net Assets- Unrealized appreciation**	90,595
Credit contracts	Net Assets- Unrealized appreciation***	13,596
Interest rate contracts	Net Assets- Unrealized appreciation***	4,482,330
Total Asset Derivatives		$9,337,598
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$1,202,545
Interest rate contracts	Net Assets- Unrealized depreciation**	296,004
Credit contracts	Net Assets- Unrealized appreciation***	5,403
Interest rate contracts	Net Assets- Unrealized depreciation***	1,426,815
Interest rate contracts	Written options, at fair value	1,903,395
Total Liability Derivatives		$4,834,162

*  Includes purchased options.

**  Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

***  Includes cumulative appreciation/depreciation of centrally cleared swaps as reported in the table following the Portfolio of Investments. Only current day's variation margin receivable/payable is shown on the Statement of Assets and Liabiliites.

The effect of derivative instruments on the Portfolio's Statement of Operations for the year ended December 31, 2017 was as follows:

	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Forward foreign currency contracts	Futures	Swaps	Written options	Total
Equity contracts	$—	$—	$15,529	$—	$—	$15,529
Credit Contracts	(15,750)	—	—	667,405	—	651,655
Foreign exchange contracts	(677,656)	1,183,259	—	—	—	505,603
Interest rate contracts	(5,495,600)	—	435,760	(10,191,305)	12,881,449	(2,369,696)
Total	$(6,189,006)	$1,183,259	$451,289	$(9,523,900)	$12,881,449	$(1,196,909)
	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Forward foreign currency contracts	Futures	Swaps	Written options	Total
Equity contracts	$—	$—	$(70,032)	$—	$—	$(70,032)
Credit contracts	—	—	—	(146,938)	—	(146,938)
Foreign exchange contracts	71,430	4,756,562	—	—	—	4,827,992
Interest rate contracts	(3,274,177)	—	(338,209)	3,540,104	2,931,124	2,858,842
Total	$(3,202,747)	$4,756,562	$(408,241)	$3,393,166	$2,931,124	$7,469,864

*  Amounts recognized for purchased options are included in net realized gain (loss) on investments and net change in unrealized appreciation or depreciation on investments.

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
VOYA GLOBAL BOND PORTFOLIO   AS OF DECEMBER 31, 2017 (CONTINUED)

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at December 31, 2017:

	Barclays Bank PLC	Citibank N.A.	Deutsche Bank AG	Goldman Sachs International	HSBC Bank USA N.A.	JPMorgan Chase Bank N.A.	Morgan Stanley	Morgan Stanley Capital Services LLC	The Bank of New York Mellon	Totals
Assets:
Purchased options	$63,346	$—	$2,126,173	$1,075	$—	$—	$—	$10,287	$—	$2,200,881
Forward foreign currency contracts	422,465	57,228	157,882	56,367	50,284	1,236,145	473,470	—	96,355	2,550,196
Total Assets	$485,811	$57,228	$2,284,055	$57,442	$50,284	$1,236,145	$473,470	$10,287	$96,355	$4,751,077
Liabilities:
Forward foreign currency contracts	$316,993	$219,787	$84,419	$149,481	$61,946	$182,176	$179,086	$—	$8,657	$1,202,545
Written options	108,748	—	1,720,446	7,145	—	—	—	67,056	—	1,903,395
Total Liabilities	$425,741	$219,787	$1,804,865	$156,626	$61,946	$182,176	$179,086	$67,056	$8,657	$3,105,940
Net OTC derivative instruments by counterparty, at fair value	$60,070	$(162,559)	$479,190	$(99,184)	$(11,662)	$1,053,969	$294,384	$(56,769)	$87,698	$1,645,137
Total collateral pledged by the Portfolio/ (Received from counterparty)	$(60,070)	$—	$—	$—	$—	$(560,000)	$—	$—	$—	$(620,070)
Net Exposure(1)(2)	$—	$(162,559)	$479,190	$(99,184)	$(11,662)	$493,969	$294,384	$(56,769)	$87,698	$1,025,067

(1)  Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Portfolio. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

(2)  At December 31, 2017, the Portfolio received $70,000 in cash collateral from Barclays Bank PLC. Excess cash collateral is not shown for financial reporting purposes.

At December 31, 2017, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at period end were:

  Cost for federal income tax purposes was $234,527,691.

Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$11,912,325
Gross Unrealized Depreciation	(11,758,890)
Net Unrealized Appreciation	$153,435
See Accompanying Notes to Financial Statements

VY® AMERICAN CENTURY  SUMMARY PORTFOLIO OF INVESTMENTS
SMALL-MID CAP VALUE PORTFOLIO  AS OF DECEMBER 31, 2017

Shares				Value	Percentage of Net Assets
COMMON STOCK: 95.6%
			Consumer Discretionary: 5.2%
28,488			Advance Auto Parts, Inc.	$2,839,969	0.7
76,686	(1)		Honda Motor Co., Ltd. ADR	2,613,459	0.7
546,053	(2)		Other Securities	14,209,566	3.8
				19,662,994	5.2
			Consumer Staples: 8.8%
125,714			Conagra Brands, Inc.	4,735,646	1.2
68,340			General Mills, Inc.	4,051,878	1.1
49,380			Kellogg Co.	3,356,852	0.9
96,526			Mondelez International, Inc.	4,131,313	1.1
256,872			Orkla ASA	2,722,095	0.7
59,768			Sysco Corp.	3,629,711	1.0
155,283	(2	),(3)	Other Securities	10,539,505	2.8
				33,167,000	8.8
			Energy: 10.2%
49,805			Anadarko Petroleum Corp.	2,671,540	0.7
106,373			Baker Hughes a GE Co.	3,365,642	0.9
60,336			EQT Corp.	3,434,325	0.9
138,614			Imperial Oil Ltd.	4,326,036	1.1
95,335			National Oilwell Varco, Inc.	3,433,967	0.9
120,459			Noble Energy, Inc.	3,510,175	0.9
50,241			Occidental Petroleum Corp.	3,700,752	1.0
524,876	(2	),(3)	Other Securities	14,170,313	3.8
				38,612,750	10.2
			Financials: 24.2%
21,316			Ameriprise Financial, Inc.	3,612,423	1.0
61,575			Bank of the Ozarks, Inc.	2,983,309	0.8
71,072			BankUnited, Inc.	2,894,052	0.8
89,160			BB&T Corp.	4,433,035	1.2
26,956			Chubb Ltd.	3,939,080	1.0
129,591			Invesco Ltd.	4,735,255	1.2
19,451			M&T Bank Corp.	3,325,926	0.9
66,876			Northern Trust Corp.	6,680,244	1.8
37,167			UMB Financial Corp.	2,673,051	0.7
236,062			Valley National Bancorp	2,648,616	0.7
43,646	(1)		Westamerica Bancorp.	2,599,119	0.7
1,385,316	(2	),(3)	Other Securities	50,644,656	13.4
				91,168,766	24.2
			Health Care: 7.5%
54,830			Cardinal Health, Inc.	3,359,434	0.9
31,842	(4)		HCA Healthcare, Inc.	2,797,001	0.7
59,319	(4)		LifePoint Health, Inc.	2,954,086	0.8
Shares				Value	Percentage of Net Assets
52,945			Zimmer Biomet Holdings, Inc.	$6,388,873	1.7
164,989	(2)		Other Securities	12,877,342	3.4
				28,376,736	7.5
			Industrials: 13.9%
53,026			Emerson Electric Co.	3,695,382	1.0
110,967	(1)		Heartland Express, Inc.	2,589,970	0.7
29,948			Hubbell, Inc.	4,053,162	1.0
175,599			Johnson Controls International plc	6,692,078	1.8
38,167			MSC Industrial Direct Co.	3,689,222	1.0
51,958			Textron, Inc.	2,940,303	0.8
715,977	(2	),(3)	Other Securities	28,829,644	7.6
				52,489,761	13.9
			Information Technology: 8.3%
57,259			Applied Materials, Inc.	2,927,080	0.8
74,415	(4)		Keysight Technologies, Inc.	3,095,664	0.8
69,354			Maxim Integrated Products	3,625,827	0.9
27,160			TE Connectivity Ltd.	2,581,287	0.7
60,600			Teradyne, Inc.	2,537,322	0.7
574,612	(2	),(3)	Other Securities	16,705,889	4.4
				31,473,069	8.3
			Materials: 6.9%
68,632			Bemis Co., Inc.	3,279,923	0.9
398,569			Graphic Packaging Holding Co.	6,157,891	1.6
97,573			Silgan Holdings, Inc.	2,867,671	0.8
48,527			Sonoco Products Co.	2,578,725	0.7
72,040			WestRock Co.	4,553,648	1.2
116,922			Other Securities	6,501,771	1.7
				25,939,629	6.9
			Real Estate: 6.0%
161,999			Weyerhaeuser Co.	5,712,085	1.5
730,979	(3)		Other Securities	16,821,799	4.5
				22,533,884	6.0
			Telecommunication Services: 0.2%
37,248			Other Securities	621,297	0.2
			Utilities: 4.4%
43,166			NorthWestern Corp.	2,577,010	0.7
78,794			Xcel Energy, Inc.	3,790,780	1.0
151,234			Other Securities	10,379,559	2.7
				16,747,349	4.4
			Total Common Stock (Cost $318,306,344)	360,793,235	95.6

See Accompanying Notes to Financial Statements

VY® AMERICAN CENTURY  SUMMARY PORTFOLIO OF INVESTMENTS
SMALL-MID CAP VALUE PORTFOLIO  AS OF DECEMBER 31, 2017 (CONTINUED)

Shares				Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 1.4%
56,915			iShares Russell Midcap Value Index Fund	$5,073,972	1.4
			Total Exchange-Traded Funds (Cost $4,842,350)	5,073,972	1.4
PREFERRED STOCK: 0.2%
			Industrials: 0.2%
13,665	(2	),(3)	Other Securities	797,626	0.2
			Total Preferred Stock (Cost $693,853)	797,626	0.2
			Total Long-Term Investments (Cost $323,842,547)	366,664,833	97.2
Principal Amount†				Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 6.2%
			Securities Lending Collateral(5): 3.5%
3,117,149			Cantor Fitzgerald, Repurchase Agreement dated 12/29/17, 1.41%, due 01/02/18 (Repurchase Amount $3,117,631, collateralized by various U.S. Government\U.S. Government Agency Obligations, 0.000%-8.500%, Market Value plus accrued interest $3,179,492, due 01/31/18-06/20/63)	$3,117,149	0.9
655,748			Daiwa Capital Markets, Repurchase Agreement dated 12/29/17, 1.43%, due 01/02/18 (Repurchase Amount $655,851, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $668,863, due 01/11/18-12/01/51)	655,748	0.2
Principal Amount†		Value	Percentage of Net Assets
3,117,149	Millenium Fixed Income Ltd., Repurchase Agreement dated 12/29/17, 1.44%, due 01/02/18 (Repurchase Amount $3,117,641, collateralized by various U.S. Government Securities, 2.875%-3.625%, Market Value plus accrued interest $3,179,492, due 02/15/43-02/15/44)	$3,117,149	0.8
3,117,149	NBC Global Finance Ltd., Repurchase Agreement dated 12/29/17, 1.50%, due 01/02/18 (Repurchase Amount $3,117,661, collateralized by various U.S. Government Securities, 0.750%-2.250%, Market Value plus accrued interest $3,179,492, due 09/30/18-09/09/49)	3,117,149	0.8
3,117,149	State of Wisconsin Investment Board, Repurchase Agreement dated 12/29/17, 1.63%, due 01/02/18 (Repurchase Amount $3,117,706, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $3,203,711, due 01/15/19-02/15/46)	3,117,149	0.8
		13,124,344	3.5

See Accompanying Notes to Financial Statements

VY® AMERICAN CENTURY  SUMMARY PORTFOLIO OF INVESTMENTS
SMALL-MID CAP VALUE PORTFOLIO  AS OF DECEMBER 31, 2017 (CONTINUED)

Shares			Value	Percentage of Net Assets
		Mutual Funds: 2.7%
10,333,772	(6)	BlackRock Liquidity Funds, FedFund, Institutional Class, 1.170% (Cost $10,333,772)	$10,333,772	2.7
		Total Short-Term Investments (Cost $23,458,116)	23,458,116	6.2
		Total Investments in Securities (Cost $347,300,663)	$390,122,949	103.4
		Liabilities in Excess of Other Assets	(12,705,109)	(3.4)
		Net Assets	$377,417,840	100.0

  "Other Securities" represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2017.

  The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†  Unless otherwise indicated, principal amount is shown in USD.

ADR  American Depositary Receipt

(1)  Security, or a portion of the security, is on loan.

(2)  The grouping contains non-income producing securities.

(3)  The grouping contains securities on loan.

(4)  Non-income producing security.

(5)  Represents securities purchased with cash collateral received for securities on loan.

(6)  Rate shown is the 7-day yield as of December 31, 2017.

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2017 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2017
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$19,662,994	$—	$—	$19,662,994
Consumer Staples	30,444,905	2,722,095	—	33,167,000
Energy	38,612,750	—	—	38,612,750
Financials	91,168,766	—	—	91,168,766
Health Care	27,917,969	458,767	—	28,376,736
Industrials	52,489,761	—	—	52,489,761
Information Technology	31,473,069	—	—	31,473,069
Materials	25,939,629	—	—	25,939,629
Real Estate	22,533,884	—	—	22,533,884
Telecommunication Services	621,297	—	—	621,297
Utilities	16,747,349	—	—	16,747,349
Total Common Stock	357,612,373	3,180,862	—	360,793,235
Exchange-Traded Funds	5,073,972	—	—	5,073,972
Preferred Stock	797,626	—	—	797,626
Short-Term Investments	10,333,772	13,124,344	—	23,458,116
Total Investments, at fair value	$373,817,743	$16,305,206	$—	$390,122,949
Other Financial Instruments+
Forward Foreign Currency Contracts	—	3,224	—	3,224
Total Assets	$373,817,743	$16,308,430	$—	$390,126,173
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(135,692)	$—	$(135,692)
Total Liabilities	$—	$(135,692)	$—	$(135,692)

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

+  Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

#  The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio's investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

VY® AMERICAN CENTURY  SUMMARY PORTFOLIO OF INVESTMENTS
SMALL-MID CAP VALUE PORTFOLIO  AS OF DECEMBER 31, 2017 (CONTINUED)

At December 31, 2017, the following forward foreign currency contracts were outstanding for VY® American Century Small-Mid Cap Value Portfolio:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	1,577,269	JPY	176,543,765	Credit Suisse AG	03/30/18	$3,224
USD	2,257,748	NOK	18,869,355	JPMorgan Chase Bank N.A.	03/28/18	(45,893)
USD	3,527,307	CAD	4,532,525	Morgan Stanley	03/29/18	(82,570)
USD	397,930	EUR	335,902	UBS AG	03/29/18	(7,229)
						$(132,468)

Currency Abbreviations

CAD — Canadian Dollar

EUR — EU Euro

JPY — Japanese Yen

USD — United States Dollar

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2017 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$3,224
Total Asset Derivatives		$3,224
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$135,692
Total Liability Derivatives		$135,692

The effect of derivative instruments on the Portfolio's Statement of Operations for the year ended December 31, 2017 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts
Foreign exchange contracts	$(227,407)
Total	$(227,407)
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts
Foreign exchange contracts	$(94,004)
Total	$(94,004)

At December 31, 2017, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at period end were:

Cost for federal income tax purposes was $350,929,815.

Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$50,918,754
Gross Unrealized Depreciation	(11,857,718)
Net Unrealized Appreciation	$39,061,036

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
VY® BARON GROWTH PORTFOLIO  AS OF DECEMBER 31, 2017

Shares			Value	Percentage of Net Assets
COMMON STOCK: 99.3%
		Consumer Discretionary: 33.9%
291,000	(1)	Bright Horizons Family Solutions, Inc.	$27,354,000	3.6
550,000		Choice Hotels International, Inc.	42,680,000	5.6
728,364		Manchester United PLC - Class A	14,421,607	1.9
188,200		Marriott Vacations Worldwide Corp.	25,446,522	3.3
43,123	(1)	Ollie's Bargain Outlet Holdings, Inc.	2,296,300	0.3
472,571	(1)	Penn National Gaming, Inc.	14,805,650	1.9
593,691	(1)	Pinnacle Entertainment, Inc.	19,431,506	2.6
213,000		Red Rock Resorts, Inc.	7,186,620	0.9
241,200	(1)	Under Armour, Inc. - Class A	3,480,516	0.5
456,500		Vail Resorts, Inc.	96,992,555	12.8
102,000		Other Securities	3,475,140	0.5
			257,570,416	33.9
		Consumer Staples: 1.4%
121,500		Church & Dwight Co., Inc.	6,095,655	0.8
135,000	(1)	Performance Food Group Co.	4,468,500	0.6
			10,564,155	1.4
		Financials: 19.8%
191,100	(1)	Arch Capital Group Ltd.	17,346,147	2.3
270,000	(2)	Carlyle Group L.P.	6,183,000	0.8
330,000		Cohen & Steers, Inc.	15,605,700	2.1
65,500	(1)	Essent Group Ltd.	2,844,010	0.4
82,000		Factset Research Systems, Inc.	15,806,320	2.1
284,000		Financial Engines, Inc.	8,605,200	1.1
123,241		Kinsale Capital Group, Inc.	5,545,845	0.7
9,289	(1)	LendingTree, Inc.	3,162,440	0.4
80,000		Moelis & Co.	3,880,000	0.5
149,000		Morningstar, Inc.	14,448,530	1.9
182,500		MSCI, Inc. - Class A	23,093,550	3.0
160,000	(2)	Oaktree Capital Group LLC	6,736,000	0.9
253,500		Primerica, Inc.	25,742,925	3.4
35,065		Other Securities	1,593,003	0.2
			150,592,670	19.8
		Health Care: 8.7%
100,400		Bio-Techne Corp.	13,006,820	1.7
175,000	(1)	IDEXX Laboratories, Inc.	27,366,500	3.6
18,300	(1)	Mettler Toledo International, Inc.	11,337,216	1.5
47,008	(1)	Neogen Corp.	3,864,528	0.5
Shares			Value	Percentage of Net Assets
96,500		West Pharmaceutical Services, Inc.	$9,521,655	1.3
50,000	(3)	Other Securities	782,000	0.1
			65,878,719	8.7
		Industrials: 2.2%
70,000		Air Lease Corp.	3,366,300	0.4
54,500	(1)	Middleby Corp.	7,354,775	1.0
56,500	(1)	Trex Co., Inc.	6,124,035	0.8
			16,845,110	2.2
		Information Technology: 23.4%
89,734	(1)	2U, Inc.	5,788,740	0.8
91,000	(1)	Altair Engineering, Inc.	2,176,720	0.3
195,900	(1)	ANSYS, Inc.	28,912,881	3.8
283,700	(1)	Benefitfocus, Inc.	7,659,900	1.0
133,800	(1)	CoStar Group, Inc.	39,731,910	5.2
296,300	(1)	Gartner, Inc.	36,489,345	4.8
164,000	(1)	Guidewire Software, Inc.	12,178,640	1.6
15,000		Littelfuse, Inc.	2,967,300	0.4
244,000		Maximus, Inc.	17,465,520	2.3
515,050		SS&C Technologies Holdings, Inc.	20,849,224	2.7
52,500	(1)	Wix.com Ltd.	3,021,375	0.4
6,858	(3)	Other Securities	613,105	0.1
			177,854,660	23.4
		Real Estate: 8.5%
	14,720	Alexander's, Inc.	5,826,912	0.8
	82,000	Alexandria Real Estate Equities, Inc.	10,708,380	1.4
	68,838	American Assets Trust, Inc.	2,632,365	0.4
	470,000	Douglas Emmett, Inc.	19,298,200	2.5
	699,650	Gaming and Leisure Properties, Inc.	25,887,050	3.4
			64,352,907	8.5
		Telecommunication Services: 1.4%
921,311	(1)	Iridium Communications, Inc.	10,871,470	1.4
		Total Common Stock (Cost $263,261,387)	754,530,107	99.3
		Assets in Excess of Other Liabilities	5,032,895	0.7
		Net Assets	$759,563,002	100.0

  "Other Securities" represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2017.

  The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
VY® BARON GROWTH PORTFOLIO  AS OF DECEMBER 31, 2017 (CONTINUED)

(1)  Non-income producing security.

(2)  Security is a Master Limited Partnership.

(3)  The grouping contains non-income producing securities.

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2017 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2017
Asset Table
Investments, at fair value
Common Stock*	$754,530,107	$—	$—	$754,530,107
Total Investments, at fair value	$754,530,107	$—	$—	$754,530,107

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

*  For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

At December 31, 2017, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at period end were:

Cost for federal income tax purposes was $268,747,065.

Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$490,876,535
Gross Unrealized Depreciation	(5,093,493)
Net Unrealized Appreciation	$485,783,042

See Accompanying Notes to Financial Statements

VY® COLUMBIA   SUMMARY PORTFOLIO OF INVESTMENTS
CONTRARIAN CORE PORTFOLIO  AS OF DECEMBER 31, 2017

Shares			Value	Percentage of Net Assets
COMMON STOCK: 97.7%
		Consumer Discretionary: 12.5%
3,180	(1)	Amazon.com, Inc.	$3,718,915	1.2
207,454		Comcast Corp. - Class A	8,308,533	2.6
28,525		Dollar General Corp.	2,653,110	0.8
86,454		Lowe's Cos, Inc.	8,035,035	2.5
13,345		McDonald's Corp.	2,296,941	0.7
25,820		PVH Corp.	3,542,762	1.1
45,405		Starbucks Corp.	2,607,609	0.8
69,030		Tapestry, Inc.	3,053,197	0.9
36,964	(2)	Other Securities	6,254,918	1.9
			40,471,020	12.5
		Consumer Staples: 7.9%
33,289		CVS Health Corp.	2,413,453	0.8
71,015		Mondelez International, Inc.	3,039,442	0.9
38,984		PepsiCo, Inc.	4,674,961	1.4
87,590		Philip Morris International, Inc.	9,253,884	2.9
55,525		Sysco Corp.	3,372,033	1.0
46,465		Other Securities	2,916,411	0.9
			25,670,184	7.9
		Energy: 7.3%
129,978		Canadian Natural Resources Ltd.	4,642,814	1.4
44,431		Chevron Corp.	5,562,317	1.7
34,574		EOG Resources, Inc.	3,730,880	1.1
75,700		Exxon Mobil Corp.	6,331,548	2.0
72,441		Halliburton Co.	3,540,192	1.1
			23,807,751	7.3
		Financials: 17.2%
84,971		Bank of New York Mellon Corp.	4,576,538	1.4
53,247	(1)	Berkshire Hathaway, Inc. - Class B	10,554,621	3.3
128,832		Citigroup, Inc.	9,586,389	3.0
111,413		JPMorgan Chase & Co.	11,914,506	3.7
105,095		Morgan Stanley	5,514,335	1.7
147,145		Wells Fargo & Co.	8,927,287	2.7
40,396		Other Securities	4,673,120	1.4
			55,746,796	17.2
		Health Care: 13.4%
53,313		Abbott Laboratories	3,042,573	0.9
24,075		Allergan plc	3,938,188	1.2
15,515	(1)	Biogen, Inc.	4,942,614	1.5
32,499	(1)	Celgene Corp.	3,391,596	1.1
19,738		Cigna Corp.	4,008,590	1.2
60,454		Johnson & Johnson	8,446,633	2.6
162,850		Pfizer, Inc.	5,898,427	1.8
95,259	(2)	Other Securities	9,866,331	3.1
			43,534,952	13.4
Shares			Value	Percentage of Net Assets
		Industrials: 7.3%
35,049		FedEx Corp.	$8,746,127	2.7
50,797		Honeywell International, Inc.	7,790,228	2.4
69,973		Johnson Controls International plc	2,666,671	0.8
150,462		Other Securities	4,634,476	1.4
			23,837,502	7.3
		Information Technology: 24.0%
43,700		Activision Blizzard, Inc.	2,767,084	0.9
4,353	(1)	Alphabet, Inc. - Class A	4,585,450	1.4
9,104	(1)	Alphabet, Inc. - Class C	9,526,426	2.9
75,521		Apple, Inc.	12,780,419	3.9
23,586		Broadcom Ltd.	6,059,243	1.9
140,675		Cisco Systems, Inc.	5,387,853	1.7
58,495	(1)	Facebook, Inc.	10,322,028	3.2
35,647		Fidelity National Information Services, Inc.	3,354,026	1.0
38,931		Mastercard, Inc. - Class A	5,892,596	1.8
117,265		Microsoft Corp.	10,030,848	3.1
28,865		Total System Services, Inc.	2,282,933	0.7
71,812	(2)	Other Securities	4,866,869	1.5
			77,855,775	24.0
		Materials: 3.2%
45,270		Nucor Corp.	2,878,267	0.9
10,958		Sherwin-Williams Co.	4,493,218	1.4
84,345		Other Securities	2,948,313	0.9
			10,319,798	3.2
		Real Estate: 1.2%
28,650		American Tower Corp.	4,087,495	1.2
		Telecommunication Services: 3.0%
148,090		AT&T, Inc.	5,757,739	1.8
73,602		Verizon Communications, Inc.	3,895,754	1.2
			9,653,493	3.0
		Utilities: 0.7%
46,530		Southern Co.	2,237,628	0.7
		Total Common Stock (Cost $245,271,757)	317,222,394	97.7

See Accompanying Notes to Financial Statements

VY® COLUMBIA   SUMMARY PORTFOLIO OF INVESTMENTS
CONTRARIAN CORE PORTFOLIO  AS OF DECEMBER 31, 2017 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: — %
		Materials: —%
649,000	(3)	Other Securities	$—	—
		Total Corporate Bonds/Notes (Cost $—)	—	—
		Total Long-Term Investments (Cost $245,271,757)	317,222,394	97.7
Shares			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.8%
		Mutual Funds: 2.8%
9,024,466	(4)	BlackRock Liquidity Funds, FedFund, Institutional Class, 1.170% (Cost $9,024,466)	$9,024,466	2.8
		Total Short-Term Investments (Cost $9,024,466)	9,024,466	2.8
		Total Investments in Securities (Cost $254,296,223)	$326,246,860	100.5
		Liabilities in Excess of Other Assets	(1,608,176)	(0.5)
		Net Assets	$324,638,684	100.0

  "Other Securities" represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2017.

  The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†  Unless otherwise indicated, principal amount is shown in USD.

(1)  Non-income producing security.

(2)  The grouping contains non-income producing securities.

(3)  The grouping contains Level 3 securities.

(4)  Rate shown is the 7-day yield as of December 31, 2017.

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2017 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2017
Asset Table
Investments, at fair value
Common Stock*	$317,222,394	$—	$—	$317,222,394
Corporate Bonds/Notes	—	—	—	—
Short-Term Investments	9,024,466	—	—	9,024,466
Total Investments, at fair value	$326,246,860	$—	$—	$326,246,860

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

*  For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

At December 31, 2017, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at period end were:

Cost for federal income tax purposes was $255,354,322.

Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$74,394,227
Gross Unrealized Depreciation	(3,501,690)
Net Unrealized Appreciation	$70,892,537

See Accompanying Notes to Financial Statements

VY® COLUMBIA  SUMMARY PORTFOLIO OF INVESTMENTS
SMALL CAP VALUE II PORTFOLIO  AS OF DECEMBER 31, 2017

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.6%
		Consumer Discretionary: 10.3%
52,000		Adtalem Global Education, Inc.	$2,186,600	1.0
128,000		American Eagle Outfitters, Inc.	2,406,400	1.1
19,700		Childrens Place Retail Stores, Inc.	2,863,395	1.3
16,300	(1)	Cooper-Standard Holdings, Inc.	1,996,750	1.0
30,500		Nexstar Media Group, Inc.	2,385,100	1.1
93,500	(1)	William Lyon Homes	2,718,980	1.3
304,300	(2)	Other Securities	7,505,017	3.5
			22,062,242	10.3
		Consumer Staples: 0.6%
26,000	(2)	Other Securities	1,281,020	0.6
		Energy: 6.5%
28,500		Arch Coal, Inc.	2,655,060	1.2
178,000	(1)	Callon Petroleum Co.	2,162,700	1.0
109,000		Patterson-UTI Energy, Inc.	2,508,090	1.2
412,200	(2)	Other Securities	6,598,990	3.1
			13,924,840	6.5
		Financials: 31.9%
65,000		American Equity Investment Life Holding Co.	1,997,450	0.9
54,000		Ameris Bancorp.	2,602,800	1.2
34,000		Argo Group International Holdings Ltd.	2,096,100	1.0
66,000	(1)	BofI Holding, Inc.	1,973,400	0.9
55,000		Cathay General Bancorp.	2,319,350	1.1
48,000		Community Bank System, Inc.	2,580,000	1.2
48,000	(1)	Encore Capital Group, Inc.	2,020,800	1.0
60,500		Hancock Holding Co.	2,994,750	1.4
51,000		Houlihan Lokey, Inc.	2,316,930	1.1
41,000		Independent Bank Corp.	2,863,850	1.3
218,000	(1)	MGIC Investment Corp.	3,075,980	1.4
43,921		Moelis & Co.	2,130,168	1.0
29,000		Prosperity Bancshares, Inc.	2,032,030	1.0
63,500		Renasant Corp.	2,596,515	1.2
68,000		Sandy Spring Bancorp, Inc.	2,653,360	1.2
193,000	(1)	SLM Corp.	2,180,900	1.0
134,000		Sterling Bancorp/DE	3,296,400	1.6
33,200		UMB Financial Corp.	2,387,744	1.1
79,000		Union Bankshares Corp.	2,857,430	1.3
36,000	(1)	Western Alliance Bancorp.	2,038,320	1.0
31,500		Wintrust Financial Corp.	2,594,655	1.2
Shares			Value	Percentage of Net Assets
51,000		WSFS Financial Corp.	$2,440,350	1.2
629,145	(2)	Other Securities	14,141,749	6.6
			68,191,031	31.9
		Health Care: 5.4%
36,033	(1)	Almost Family, Inc.	1,994,427	0.9
317,000	(2)	Other Securities	9,481,190	4.5
			11,475,617	5.4
		Industrials: 14.6%
41,000		Barnes Group, Inc.	2,594,070	1.2
31,500		Deluxe Corp.	2,420,460	1.1
26,000		EMCOR Group, Inc.	2,125,500	1.0
34,000		Granite Construction, Inc.	2,156,620	1.0
61,500		Kennametal, Inc.	2,977,215	1.4
43,500	(1)	Mastec, Inc.	2,129,325	1.0
59,000		Skywest, Inc.	3,132,900	1.5
58,000		Triton International Ltd./ Bermuda	2,172,100	1.0
287,000	(2)	Other Securities	11,556,980	5.4
			31,265,170	14.6
		Information Technology: 8.3%
44,000	(1)	II-VI, Inc.	2,065,800	1.0
14,500		SYNNEX Corp.	1,971,275	0.9
559,200	(2)	Other Securities	13,577,134	6.4
			17,614,209	8.3
		Materials: 8.6%
56,000		Carpenter Technology Corp.	2,855,440	1.3
25,500		Neenah Paper, Inc.	2,311,575	1.1
81,659		Orion Engineered Carbons SA	2,090,470	1.0
659,000	(2)	Other Securities	11,197,045	5.2
			18,454,530	8.6
		Real Estate: 7.0%
97,000		First Industrial Realty Trust, Inc.	3,052,590	1.4
16,000		PS Business Parks, Inc.	2,001,440	1.0
129,000		Sunstone Hotel Investors, Inc.	2,132,370	1.0
280,000		Other Securities	7,759,880	3.6
			14,946,280	7.0
		Utilities: 5.4%
66,000		New Jersey Resources Corp.	2,653,200	1.2
27,500		ONE Gas, Inc.	2,014,650	0.9
151,800		Other Securities	6,945,799	3.3
			11,613,649	5.4
		Total Common Stock (Cost $156,269,823)	210,828,588	98.6

See Accompanying Notes to Financial Statements

VY® COLUMBIA  SUMMARY PORTFOLIO OF INVESTMENTS
SMALL CAP VALUE II PORTFOLIO  AS OF DECEMBER 31, 2017 (CONTINUED)

Shares			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.5%
		Mutual Funds: 1.5%
3,147,071	(3)	BlackRock Liquidity Funds, FedFund, Institutional Class, 1.170% (Cost $3,147,071)	$3,147,071	1.5
		Total Short-Term Investments (Cost $3,147,071)	3,147,071	1.5
		Total Investments in Securities (Cost $159,416,894)	$213,975,659	100.1
		Liabilities in Excess of Other Assets	(271,455)	(0.1)
		Net Assets	$213,704,204	100.0

  "Other Securities" represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2017.

  The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

(1)  Non-income producing security.

(2)  The grouping contains non-income producing securities.

(3)  Rate shown is the 7-day yield as of December 31, 2017.

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2017 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2017
Asset Table
Investments, at fair value
Common Stock*	$210,828,588	$—	$—	$210,828,588
Short-Term Investments	3,147,071	—	—	3,147,071
Total Investments, at fair value	$213,975,659	$—	$—	$213,975,659

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

*  For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

At December 31, 2017, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at period end were:

Cost for federal income tax purposes was $159,404,843.

Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$56,037,252
Gross Unrealized Depreciation	(1,466,436)
Net Unrealized Appreciation	$54,570,816

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
VY® INVESCO COMSTOCK PORTFOLIO  AS OF DECEMBER 31, 2017

Shares			Value	Percentage of Net Assets
COMMON STOCK: 95.5%
		Consumer Discretionary: 6.5%
120,445		Carnival Corp.	$7,993,934	1.6
232,592		General Motors Co.	9,533,946	1.9
269,655	(1)	Other Securities	15,170,809	3.0
			32,698,689	6.5
		Consumer Staples: 3.5%
72,377		Danone	6,064,517	1.2
59,445		Wal-Mart Stores, Inc.	5,870,194	1.2
71,102		Other Securities	5,612,888	1.1
			17,547,599	3.5
		Energy: 16.7%
226,131		BP PLC ADR	9,504,286	1.9
154,456		Canadian Natural Resources Ltd.	5,519,621	1.1
79,579		Chevron Corp.	9,962,495	2.0
187,801		Devon Energy Corp.	7,774,961	1.6
98,785		Halliburton Co.	4,827,623	1.0
117,302		Hess Corp.	5,568,326	1.1
488,262		Marathon Oil Corp.	8,266,276	1.7
61,695		Occidental Petroleum Corp.	4,544,454	0.9
172,089		Royal Dutch Shell PLC - Class A ADR	11,480,057	2.3
313,736		Suncor Energy, Inc.	11,520,386	2.3
268,441	(1)	Other Securities	4,154,178	0.8
			83,122,663	16.7
		Financials: 33.6%
108,821		American International Group, Inc.	6,483,555	1.3
55,534		Allstate Corp.	5,814,965	1.2
217,667		Ally Financial, Inc.	6,347,170	1.3
814,707		Bank of America Corp.	24,050,151	4.8
133,358		Bank of New York Mellon Corp.	7,182,662	1.4
391,142		Citigroup, Inc.	29,104,876	5.8
147,833		Citizens Financial Group, Inc.	6,206,029	1.2
282,962		Fifth Third Bancorp	8,585,067	1.7
22,530		Goldman Sachs Group, Inc.	5,739,743	1.1
170,876		JPMorgan Chase & Co.	18,273,480	3.7
153,631		Metlife, Inc.	7,767,583	1.6
196,883		Morgan Stanley	10,330,451	2.1
75,456		PNC Financial Services Group, Inc.	10,887,546	2.2
65,904		State Street Corp.	6,432,889	1.3
146,773		Wells Fargo & Co.	8,904,718	1.8
147,990		Other Securities	5,583,573	1.1
			167,694,458	33.6
Shares			Value	Percentage of Net Assets
		Health Care: 12.5%
33,677		Anthem, Inc.	$7,577,662	1.5
14,933	(2)	Biogen, Inc.	4,757,206	1.0
75,220		Cardinal Health, Inc.	4,608,729	0.9
28,687		McKesson Corp.	4,473,737	0.9
87,351		Merck & Co., Inc.	4,915,241	1.0
135,907	(2)	Mylan NV	5,750,225	1.1
51,943		Novartis AG	4,371,134	0.9
262,553		Pfizer, Inc.	9,509,670	1.9
159,210		Sanofi ADR	6,846,030	1.4
141,897		Other Securities	9,553,430	1.9
			62,363,064	12.5
		Industrials: 8.1%
147,276		Arconic, Inc.	4,013,271	0.8
36,588		Caterpillar, Inc.	5,765,537	1.2
99,518		Eaton Corp. PLC	7,862,917	1.6
195,913		Johnson Controls International plc	7,466,244	1.5
100,755		Textron, Inc.	5,701,726	1.1
260,118		Other Securities	9,452,203	1.9
			40,261,898	8.1
		Information Technology: 10.9%
365,059		Cisco Systems, Inc.	13,981,760	2.8
161,884	(2)	eBay, Inc.	6,109,502	1.2
178,678		Intel Corp.	8,247,776	1.7
90,749		Microsoft Corp.	7,762,669	1.6
120,547		Qualcomm, Inc.	7,717,419	1.5
161,622	(1)	Other Securities	10,600,625	2.1
			54,419,751	10.9
		Materials: 2.3%
105,918		CF Industries Holdings, Inc.	4,505,752	0.9
77,822		International Paper Co.	4,509,007	0.9
45,936	(1)	Other Securities	2,474,572	0.5
			11,489,331	2.3
		Telecommunication Services: 0.8%
1,222,098		Other Securities	3,863,038	0.8
		Utilities: 0.6%
91,952		Other Securities	2,815,570	0.6
		Total Common Stock (Cost $356,629,051)	476,276,061	95.5
CLOSED-END FUNDS: 0.5%
		Information Technology: 0.5%
33,021	(1)	Other Securities	2,306,517	0.5
		Total Closed-End Funds (Cost $979,711)	2,306,517	0.5
		Total Long-Term Investments (Cost $357,608,762)	478,582,578	96.0
See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
VY® INVESCO COMSTOCK PORTFOLIO  AS OF DECEMBER 31, 2017 (CONTINUED)

Shares			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 4.1%
		Mutual Funds: 4.1%
20,456,451	(3)	BlackRock Liquidity Funds, FedFund, Institutional Class, 1.170% (Cost $20,456,451)	$20,456,451	4.1
		Total Short-Term Investments (Cost $20,456,451)	20,456,451	4.1
		Total Investments in Securities (Cost $378,065,213)	$499,039,029	100.1
		Liabilities in Excess of Other Assets	(321,968)	(0.1)
		Net Assets	$498,717,061	100.0

  "Other Securities" represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2017.

  The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

ADR  American Depositary Receipt

(1)  The grouping contains non-income producing securities.

(2)  Non-income producing security.

(3)  Rate shown is the 7-day yield as of December 31, 2017.

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2017 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2017
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$32,698,689	$—	$—	$32,698,689
Consumer Staples	9,428,204	8,119,395	—	17,547,599
Energy	83,122,663	—	—	83,122,663
Financials	167,694,458	—	—	167,694,458
Health Care	55,352,530	7,010,534	—	62,363,064
Industrials	40,261,898	—	—	40,261,898
Information Technology	54,419,751	—	—	54,419,751
Materials	11,489,331	—	—	11,489,331
Telecommunication Services	—	3,863,038	—	3,863,038
Utilities	2,815,570	—	—	2,815,570
Total Common Stock	457,283,094	18,992,967	—	476,276,061
Closed-End Funds	2,306,517	—	—	2,306,517
Short-Term Investments	20,456,451	—	—	20,456,451
Total Investments, at fair value	$480,046,062	$18,992,967	$—	$499,039,029
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(810,493)	$—	$(810,493)
Total Liabilities	$—	$(810,493)	$—	$(810,493)

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

+  Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

#  The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio's investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
VY® INVESCO COMSTOCK PORTFOLIO  AS OF DECEMBER 31, 2017 (CONTINUED)

At December 31, 2017, the following forward foreign currency contracts were outstanding for VY® Invesco Comstock Portfolio:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	3,586,767	GBP	2,681,750	Barclays Bank PLC	01/19/18	$(36,181)
USD	944,335	CHF	928,301	Barclays Bank PLC	01/19/18	(9,505)
USD	3,393,550	CAD	4,370,162	Barclays Bank PLC	01/19/18	(84,036)
USD	5,169,830	EUR	4,361,989	CIBC World Markets Corp.	01/19/18	(69,521)
USD	128,576	GBP	95,823	Deutsche Bank AG	01/19/18	(877)
USD	215,493	GBP	160,480	Deutsche Bank AG	01/19/18	(1,309)
USD	127,136	GBP	94,915	Deutsche Bank AG	01/19/18	(1,090)
USD	126,122	GBP	94,089	Deutsche Bank AG	01/19/18	(990)
USD	943,491	CHF	928,301	Deutsche Bank AG	01/19/18	(10,349)
USD	3,589,031	GBP	2,683,418	Deutsche Bank AG	01/19/18	(36,170)
USD	3,393,220	CAD	4,370,162	Deutsche Bank AG	01/19/18	(84,365)
USD	943,203	CHF	928,301	Goldman Sachs International	01/19/18	(10,637)
USD	5,167,692	EUR	4,361,989	Goldman Sachs International	01/19/18	(71,658)
USD	3,587,592	GBP	2,681,750	Goldman Sachs International	01/19/18	(35,356)
USD	3,392,904	CAD	4,370,162	JPMorgan Chase Bank N.A.	01/19/18	(84,682)
USD	942,868	CHF	928,244	JPMorgan Chase Bank N.A.	01/19/18	(10,914)
USD	5,169,620	EUR	4,362,917	JPMorgan Chase Bank N.A.	01/19/18	(70,844)
USD	5,168,194	EUR	4,361,989	RBC Capital Markets Corp.	01/19/18	(71,156)
USD	3,392,015	CAD	4,370,136	RBC Capital Markets Corp.	01/19/18	(85,550)
USD	3,587,645	GBP	2,681,750	RBC Capital Markets Corp.	01/19/18	(35,303)
						$(810,493)

Currency Abbreviations

CAD — Canadian Dollar

CHF — Swiss Franc

EUR — EU Euro

GBP — British Pound

USD — United States Dollar

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2017 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$810,493
Total Liability Derivatives		$810,493

The effect of derivative instruments on the Portfolio's Statement of Operations for the year ended December 31, 2017 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts
Foreign exchange contracts	$(3,076,365)
Total	$(3,076,365)
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts
Foreign exchange contracts	$(1,631,619)
Total	$(1,631,619)

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
VY® INVESCO COMSTOCK PORTFOLIO  AS OF DECEMBER 31, 2017 (CONTINUED)

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at December 31, 2017:

Barclays Bank PLC	CIBC World Markets Corp.	Deutsche Bank AG	Goldman Sachs International	JPMorgan Chase Bank N.A.	RBC Capital Markets Corp.	Totals
Liabilities:
Forward foreign currency contracts $129,722	$69,521	$135,150	$117,651	$166,440	$192,009	$810,493
Total Liabilities $129,722	$69,521	$135,150	$117,651	$166,440	$192,009	$810,493
Net OTC derivative instruments by counterparty, at fair value $(129,722)	$(69,521)	$(135,150)	$(117,651)	$(166,440)	$(192,009)	$(810,493)
Total collateral pledged by the Portfolio/ (Received from counterparty) $—	$—	$—	$—	$—	$—	$—
Net Exposure(1) $(129,722)	$(69,521)	$(135,150)	$(117,651)	$(166,440)	$(192,009)	$(810,493)

(1)  Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Portfolio. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

At December 31, 2017, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at period end were:

Cost for federal income tax purposes was $381,907,746.

Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$132,517,104
Gross Unrealized Depreciation	(16,196,350)
Net Unrealized Appreciation	$116,320,754

See Accompanying Notes to Financial Statements

VY® INVESCO   SUMMARY PORTFOLIO OF INVESTMENTS
EQUITY AND INCOME PORTFOLIO   AS OF DECEMBER 31, 2017

Shares			Value	Percentage of Net Assets
COMMON STOCK: 62.3%
		Consumer Discretionary: 5.2%
277,796		Carnival Corp.	$18,437,321	1.1
348,530		Comcast Corp. - Class A	13,958,626	0.8
521,229		General Motors Co.	21,365,177	1.3
3,045,474		Kingfisher PLC	13,885,677	0.8
202,521	(1)	Other Securities	20,156,704	1.2
			87,803,505	5.2
		Consumer Staples: 4.2%
276,383		CVS Health Corp.	20,037,768	1.2
314,140		Mondelez International, Inc.	13,445,192	0.8
172,783		Philip Morris International, Inc.	18,254,524	1.1
249,639		Walgreens Boots Alliance, Inc.	18,128,784	1.1
			69,866,268	4.2
		Energy: 10.1%
304,264		Anadarko Petroleum Corp.	16,320,721	1.0
515,890		Apache Corp.	21,780,876	1.3
497,915		Canadian Natural Resources Ltd.	17,793,430	1.1
540,371		Devon Energy Corp.	22,371,360	1.3
331,465		Occidental Petroleum Corp.	24,415,712	1.5
786,450		Royal Dutch Shell PLC - Class A	26,254,158	1.6
607,172		TechnipFMC PLC	19,010,555	1.1
229,614		Total S.A.	12,674,641	0.7
291,633		Other Securities	9,227,268	0.5
			169,848,721	10.1
		Financials: 22.0%
285,609		American International Group, Inc.	17,016,584	1.0
96,357		Aon PLC	12,911,838	0.8
1,701,886		Bank of America Corp.	50,239,675	3.0
223,447		Charles Schwab Corp.	11,478,472	0.7
811,170		Citigroup, Inc.	60,359,160	3.6
663,209		Citizens Financial Group, Inc.	27,841,514	1.7
607,843		Fifth Third Bancorp	18,441,957	1.1
54,708		Goldman Sachs Group, Inc.	13,937,410	0.8
388,489		JPMorgan Chase & Co.	41,545,014	2.5
632,854		Morgan Stanley	33,205,849	2.0
121,006		Northern Trust Corp.	12,087,289	0.7
Shares			Value	Percentage of Net Assets
133,345		PNC Financial Services Group, Inc.	$19,240,350	1.1
165,771		State Street Corp.	16,180,907	1.0
692,135		Other Securities	34,142,179	2.0
			368,628,198	22.0
		Health Care: 7.3%
49,942		Anthem, Inc.	11,237,449	0.7
92,717		McKesson Corp.	14,459,216	0.9
172,797		Medtronic PLC	13,953,358	0.8
238,425		Merck & Co., Inc.	13,416,175	0.8
158,632		Novartis AG	13,349,280	0.8
533,349		Pfizer, Inc.	19,317,901	1.1
470,645		Other Securities	37,263,095	2.2
			122,996,474	7.3
		Industrials: 3.5%
318,444		CSX Corp.	17,517,604	1.1
83,204		General Dynamics Corp.	16,927,854	1.0
144,955		Ingersoll-Rand PLC - Class A	12,928,536	0.8
282,259		Johnson Controls International plc	10,756,891	0.6
			58,130,885	3.5
		Information Technology: 7.0%
508,376		Cisco Systems, Inc.	19,470,801	1.2
192,685		Cognizant Technology Solutions Corp.	13,684,489	0.8
390,088	(2)	eBay, Inc.	14,721,921	0.9
308,514		Intel Corp.	14,241,006	0.8
498,296		Oracle Corp.	23,559,435	1.4
229,929		Qualcomm, Inc.	14,720,055	0.9
445,688	(1)	Other Securities	16,719,502	1.0
			117,117,209	7.0
		Materials: 1.5%
792,022		Other Securities	25,964,534	1.5
		Telecommunication Services: 1.2%
150,827		Verizon Communications, Inc.	7,983,273	0.5
442,933		Other Securities	11,798,211	0.7
			19,781,484	1.2
		Utilities: 0.3%
155,217		Other Securities	4,752,745	0.3
		Total Common Stock (Cost $828,544,276)	1,044,890,023	62.3

See Accompanying Notes to Financial Statements

VY® INVESCO   SUMMARY PORTFOLIO OF INVESTMENTS
EQUITY AND INCOME PORTFOLIO   AS OF DECEMBER 31, 2017 (CONTINUED)

Shares			Value	Percentage of Net Assets
PREFERRED STOCK: 0.7%
		Energy: 0.4%
140,612	(1)	Other Securities	$6,859,222	0.4
		Financials: 0.3%
79,900	(1)	Other Securities	4,922,906	0.3
		Total Preferred Stock (Cost $10,847,296)	11,782,128	0.7
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 11.4%
		Basic Materials: 0.2%
770,000	(3)	Basell Finance Co. BV, 8.100%, 03/15/27	$1,023,421	0.1
2,191,000		Other Securities	2,317,534	0.1
			3,340,955	0.2
		Communications: 1.4%
533,000	(3)	AT&T, Inc., 4.300%, 02/15/30	533,626	0.0
271,000	(3)	AT&T, Inc., 5.150%, 11/15/46	277,779	0.0
2,700,000	(3)	Crown Castle Towers LLC, 4.883%, 08/15/40	2,825,570	0.2
435,000	(3)	Crown Castle Towers LLC, 6.113%, 01/15/40	458,783	0.0
2,215,000		eBay, Inc., 2.500%, 03/09/18	2,217,164	0.1
3,029,000		Verizon Communications, Inc., 4.125%-5.012%, 11/01/34-08/21/54	3,070,112	0.2
13,908,000		Other Securities	14,568,214	0.9
			23,951,248	1.4
		Consumer, Cyclical: 1.0%
137,000	(3)	Alimentation Couche-Tard, Inc., 4.500%, 07/26/47	143,044	0.0
810,605	(3)	Virgin Australia 2013-1A Pass Through Trust, 5.000%, 04/23/25	845,056	0.1
1,737,000		Walgreens Boots Alliance, Inc., 3.300%-4.500%, 11/18/21-11/18/34	1,788,759	0.1
13,164,315		Other Securities	13,708,948	0.8
			16,485,807	1.0
Principal Amount†			Value	Percentage of Net Assets
		Consumer, Non-cyclical: 1.6%
1,200,000	(3)	Bayer US Finance LLC, 2.375%, 10/08/19	$1,200,843	0.1
981,000	(3)	Bayer US Finance LLC, 3.000%, 10/08/21	991,489	0.0
965,000	(3)	ERAC USA Finance LLC, 2.350%, 10/15/19	962,557	0.0
1,232,000	(3)	Heineken NV, 3.500%, 01/29/28	1,259,115	0.1
1,095,000		Philip Morris International, Inc., 3.600%-4.875%, 11/15/23-11/15/43	1,222,739	0.1
19,916,000		Other Securities	21,132,216	1.3
			26,768,959	1.6
		Energy: 1.3%
20,437,000		Other Securities	21,459,917	1.3
		Financial: 4.3%
395,000		American International Group, Inc., 2.300%, 07/16/19	394,814	0.0
455,000	(3)	ANZ New Zealand Int'l Ltd. / London, 2.875%, 01/25/22	456,401	0.0
440,000	(3)	Apollo Management Holdings L.P., 4.000%, 05/30/24	450,741	0.0
927,000	(3)	Athene Global Funding, 2.875%, 10/23/18	931,985	0.1
1,555,000	(3)	Athene Global Funding, 4.000%, 01/25/22	1,605,324	0.1
725,000	(3)	BBVA Bancomer SA/Texas, 4.375%, 04/10/24	757,625	0.1
485,000	(3)	Carlyle Holdings Finance LLC, 3.875%, 02/01/23	496,915	0.0
595,000		Citizens Financial Group, Inc., 2.375%, 07/28/21	587,649	0.0
1,335,000	(3)	Commonwealth Bank of Australia, 2.250%, 03/10/20	1,331,236	0.1
472,000	(3)	Credit Suisse AG, 6.500%, 08/08/23	529,289	0.0
1,175,000		Goldman Sachs Group, Inc., 4.250%-5.250%, 07/27/21-10/21/25	1,242,546	0.1

See Accompanying Notes to Financial Statements

VY® INVESCO   SUMMARY PORTFOLIO OF INVESTMENTS
EQUITY AND INCOME PORTFOLIO   AS OF DECEMBER 31, 2017 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
		Financial (continued)
465,000	(3)	HBOS PLC, 6.750%, 05/21/18	$472,928	0.0
670,000	(3)	Jackson National Life Global Funding, 2.100%, 10/25/21	657,665	0.1
620,000	(3)	Jackson National Life Global Funding, 3.250%, 01/30/24	626,586	0.0
2,405,000		JPMorgan Chase & Co., 3.200%-5.000%, 06/15/2026- 12/31/2199	2,507,638	0.2
443,000	(3)	KKR Group Finance Co. III LLC, 5.125%, 06/01/44	491,757	0.0
2,335,000	(3)	Liberty Mutual Group, Inc., 4.850%, 08/01/44	2,602,915	0.2
3,250,000	(3)	MassMutual Global Funding II, 2.100%, 08/02/18	3,254,513	0.2
1,300,000	(3)	MassMutual Global Funding II, 2.000%, 04/15/21	1,280,240	0.1
670,000	(3)	Metropolitan Life Global Funding I, 2.050%, 06/12/20	665,331	0.0
2,360,000	(3)	Mizuho Financial Group Cayman 3 Ltd., 4.600%, 03/27/24	2,498,401	0.2
4,015,000		Morgan Stanley, 2.375%-4.000%, 07/23/19-07/23/25	4,068,924	0.2
1,350,000	(3)	National Australia Bank Ltd., 3.500%, 01/10/27	1,381,518	0.1
1,515,000	(3)	Nationwide Financial Services, Inc., 5.300%, 11/18/44	1,802,570	0.1
333,000	(3)	Prudential Financial, Inc., 3.935%, 12/07/49	340,942	0.0
690,000	(3)	Reliance Standard Life Global Funding II, 3.050%, 01/20/21	699,614	0.0
1,360,000	(3)	Societe Generale SA, 2.625%, 09/16/20	1,363,997	0.1
805,000	(3)	Societe Generale SA, 5.000%, 01/17/24	860,362	0.0
985,000	(3)	Standard Chartered PLC, 3.050%, 01/15/21	994,180	0.1
Principal Amount†			Value	Percentage of Net Assets
616,000	(3)	Teachers Insurance & Annuity Association of America, 4.270%, 05/15/47	$652,483	0.0
585,000	(3)	UBS Group Funding Switzerland AG, 4.125%, 04/15/26	614,319	0.0
34,888,000		Other Securities	36,232,192	2.2
			72,853,600	4.3
		Industrial: 0.8%
1,105,000	(3)	Aviation Capital Group LLC, 2.875%, 09/17/18	1,108,873	0.1
305,000	(3)	Aviation Capital Group LLC, 2.875%, 01/20/22	305,004	0.0
1,095,000	(3)	Aviation Capital Group LLC, 4.875%, 10/01/25	1,191,232	0.1
435,000	(3)	BAE Systems Holdings, Inc., 2.850%, 12/15/20	437,222	0.0
410,000	(3)	SMBC Aviation Capital Finance DAC, 2.650%, 07/15/21	403,517	0.0
9,751,000		Other Securities	10,275,506	0.6
			13,721,354	0.8
		Technology: 0.5%
1,840,000	(3)	Broadcom Corp. / Broadcom Cayman Finance Ltd., 3.625%, 01/15/24	1,831,751	0.1
910,000	(3)	Dell International LLC / EMC Corp., 5.450%, 06/15/23	984,375	0.1
35,000	(3)	Dell International LLC / EMC Corp., 8.350%, 07/15/46	45,210	0.0
5,399,000	(4)	Other Securities	5,371,817	0.3
			8,233,153	0.5
		Utilities: 0.3%
150,000	(3)	Electricite de France SA, 4.600%, 01/27/20	157,043	0.0
620,000	(3)	Electricite de France SA, 4.875%, 01/22/44	690,951	0.1
350,000	(3)	Electricite de France SA, 5.625%, 12/31/2199	362,687	0.0
3,488,000		Other Securities	3,609,731	0.2
			4,820,412	0.3
		Total Corporate Bonds/Notes (Cost $184,234,055)	191,635,405	11.4

See Accompanying Notes to Financial Statements

VY® INVESCO   SUMMARY PORTFOLIO OF INVESTMENTS
EQUITY AND INCOME PORTFOLIO   AS OF DECEMBER 31, 2017 (CONTINUED)

Principal Amount†				Value	Percentage of Net Assets
MUNICIPAL BONDS: 0.1%
			Georgia: 0.1%
500,000			Other Securities	$633,692	0.1
			Total Municipal Bonds (Cost $503,936)	633,692	0.1
U.S. TREASURY OBLIGATIONS: 10.6%
			U.S. Treasury Bonds: 0.7%
11,310,900			2.750%, 08/15/47	11,314,753	0.7
425,000			4.500%, 02/15/36	546,896	0.0
				11,861,649	0.7
			U.S. Treasury Notes: 9.9%
57,650,000			1.875%, 12/15/20	57,484,530	3.4
41,221,700	(5)		2.000%, 11/30/22	40,845,539	2.5
13,401,300			2.125%-2.250%, 11/30/24-11/15/27	13,217,701	0.8
47,470,000	(5)		1.750%, 11/30/19	47,350,270	2.8
6,410,000			1.250%-2.625%, 01/31/19-11/15/20	6,374,725	0.4
				165,272,765	9.9
			Total U.S. Treasury Obligations (Cost $177,108,270)	177,134,414	10.6
U.S. GOVERNMENT AGENCY OBLIGATIONS(6): 0.2%
			Federal Home Loan Mortgage Corporation: 0.1%
2,400,000			Other Securities	2,434,925	0.1
			Federal National Mortgage Association: 0.1%
915,000			Other Securities	1,288,143	0.1
			Total U.S. Government Agency Obligations (Cost $3,442,820)	3,723,068	0.2
CONVERTIBLE BONDS/NOTES: 8.4%
			Communications: 2.6%
1,807,000	(3	),(5)	Liberty Expedia Holdings, Inc., 1.000%, 06/30/47	1,811,518	0.1
2,954,000	(3)		Liberty Interactive LLC, 1.750%, 09/30/46	3,424,794	0.2
9,559,000			Liberty Media Corp., 1.375%, 10/15/23	11,047,336	0.7
1,933,000			Liberty Media Corp., 2.250%, 09/30/46	2,022,401	0.1
673,000	(3)		Liberty Media Corp.- Liberty Formula One, 1.000%, 01/30/23	754,601	0.0
2,327,000	(3)		Viavi Solutions, Inc., 1.000%, 03/01/24	2,305,184	0.1
21,804,000	(4)		Other Securities	22,971,638	1.4
				44,337,472	2.6
Principal Amount†				Value	Percentage of Net Assets
			Consumer, Non-cyclical: 1.5%
2,934,000	(3)		DexCom, Inc., 0.750%, 05/15/22	$2,770,797	0.2
514,000	(3)		Insulet Corp., 1.375%, 11/15/24	522,031	0.0
2,104,000	(3)		Neurocrine Biosciences, Inc., 2.250%, 05/15/24	2,691,805	0.2
924,000	(3)		Pacira Pharmaceuticals, Inc./DE, 2.375%, 04/01/22	970,200	0.0
16,790,000			Other Securities	18,887,978	1.1
				25,842,811	1.5
			Energy: 0.6%
1,298,000	(3)		Chesapeake Energy Corp., 5.500%, 09/15/26	1,188,481	0.1
1,360,000	(3)		Nabors Industries, Inc., 0.750%, 01/15/24	1,045,500	0.0
7,791,000	(4)		Other Securities	7,861,624	0.5
				10,095,605	0.6
			Financial: 2.1%
9,000,000	(3)		Credit Suisse AG Convertible Basket, 0.500%, 06/24/24	8,880,300	0.6
4,179,000	(3	),(7)	Goldman Sachs Group, Inc., 1.000%, 09/28/20	7,013,072	0.4
17,639,000	(4)		Other Securities	18,526,338	1.1
				34,419,710	2.1
			Technology: 1.6%
2,544,000	(3)		Microchip Technology, Inc., 1.625%, 02/15/27	2,993,970	0.2
790,000	(3)		RealPage, Inc., 1.500%, 11/15/22	981,575	0.1
726,000	(3)		Silicon Laboratories, Inc., 1.375%, 03/01/22	838,984	0.0
2,643,000	(3)		Workday, Inc., 0.250%, 10/01/22	2,619,874	0.2
16,210,000			Other Securities	18,610,216	1.1
				26,044,619	1.6
			Total Convertible Bonds/Notes (Cost $132,273,959)	140,740,217	8.4
			Total Long-Term Investments (Cost $1,336,954,612)	1,570,538,947	93.7

See Accompanying Notes to Financial Statements

VY® INVESCO   SUMMARY PORTFOLIO OF INVESTMENTS
EQUITY AND INCOME PORTFOLIO   AS OF DECEMBER 31, 2017 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 11.9%
	Securities Lending Collateral(8): 5.7%
22,774,774	BNP Paribas S.A., Repurchase Agreement dated 12/29/17, 1.40%, due 01/02/18 (Repurchase Amount $22,778,268, collateralized by various U.S. Government\U.S. Government Agency Obligations, 0.000%-7.000%, Market Value plus accrued interest $23,230,270, due 03/31/19-10/20/47)	$22,774,774	1.3
22,774,774	Cantor Fitzgerald, Repurchase Agreement dated 12/29/17, 1.41%, due 01/02/18 (Repurchase Amount $22,778,293, collateralized by various U.S. Government\U.S. Government Agency Obligations, 0.000%-8.500%, Market Value plus accrued interest $23,230,269, due 01/31/18-06/20/63)	22,774,774	1.4
22,774,774	Daiwa Capital Markets, Repurchase Agreement dated 12/29/17, 1.43%, due 01/02/18 (Repurchase Amount $22,778,343, collateralized by various U.S. Government\U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $23,230,270, due 01/11/18-12/01/51)	22,774,774	1.4
Principal Amount†			Value	Percentage of Net Assets
4,759,774		Jefferies LLC, Repurchase Agreement dated 12/29/17, 1.50%, due 01/02/18 (Repurchase Amount $4,760,556, collateralized by various U.S. Government Securities, 0.000%-1.750%, Market Value plus accrued interest $4,854,971, due 09/13/18-04/30/22)	$4,759,774	0.3
22,774,774		State of Wisconsin Investment Board, Repurchase Agreement dated 12/29/17, 1.63%, due 01/02/18 (Repurchase Amount $22,778,842, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $23,407,220, due 01/15/19-02/15/46)	22,774,774	1.3
			95,858,870	5.7
Shares			Value	Percentage of Net Assets
		Mutual Funds: 6.2%
104,356,436	(9)	BlackRock Liquidity Funds, FedFund, Institutional Class, 1.170% (Cost $104,356,436)	104,356,436	6.2
		Total Short-Term Investments (Cost $200,215,306)	200,215,306	11.9
		Total Investments in Securities (Cost $1,537,169,918)	$1,770,754,253	105.6
		Liabilities in Excess of Other Assets	(94,307,677)	(5.6)
		Net Assets	$1,676,446,576	100.0

See Accompanying Notes to Financial Statements

VY® INVESCO   SUMMARY PORTFOLIO OF INVESTMENTS
EQUITY AND INCOME PORTFOLIO   AS OF DECEMBER 31, 2017 (CONTINUED)

  "Other Securities" represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2017.

  The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†  Unless otherwise indicated, principal amount is shown in USD.

(1)  The grouping contains non-income producing securities.

(2)  Non-income producing security.

(3)  Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(4)  The grouping contains securities on loan.

(5)  Security, or a portion of the security, is on loan.

(6)  The Federal Housing Finance Agency ("FHFA") placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

(7)  Exchangeable into a basket of 5 common shares.

(8)  Represents securities purchased with cash collateral received for securities on loan.

(9)  Rate shown is the 7-day yield as of December 31, 2017.

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2017 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2017
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$87,803,505	$—	$—	$87,803,505
Consumer Staples	69,866,268	—	—	69,866,268
Energy	130,919,922	38,928,799	—	169,848,721
Financials	368,628,198	—	—	368,628,198
Health Care	99,416,311	23,580,163	—	122,996,474
Industrials	58,130,885	—	—	58,130,885
Information Technology	117,117,209	—	—	117,117,209
Materials	17,151,193	8,813,341	—	25,964,534
Telecommunication Services	17,008,230	2,773,254	—	19,781,484
Utilities	4,752,745	—	—	4,752,745
Total Common Stock	970,794,466	74,095,557	—	1,044,890,023
Preferred Stock	108,000	11,674,128	—	11,782,128
Corporate Bonds/Notes	—	191,635,405	—	191,635,405
Municipal Bonds	—	633,692	—	633,692
U.S. Treasury Obligations	—	177,134,414	—	177,134,414
Convertible Bonds/Notes	—	140,740,217	—	140,740,217
U.S. Government Agency Obligations	—	3,723,068	—	3,723,068
Short-Term Investments	104,356,436	95,858,870	—	200,215,306
Total Investments, at fair value	$1,075,258,902	$695,495,351	$—	$1,770,754,253
Other Financial Instruments+
Forward Foreign Currency Contracts	—	33,679	—	33,679
Total Assets	$1,075,258,902	$695,529,030	$—	$1,770,787,932
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(1,511,795)	$—	$(1,511,795)
Total Liabilities	$—	$(1,511,795)	$—	$(1,511,795)

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

+  Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

#  The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio's investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

VY® INVESCO   SUMMARY PORTFOLIO OF INVESTMENTS
EQUITY AND INCOME PORTFOLIO   AS OF DECEMBER 31, 2017 (CONTINUED)

At December 31, 2017, the following forward foreign currency contracts were outstanding for VY® Invesco Equity and Income Portfolio:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CHF	246,782	USD	251,306	State Street Bank and Trust Co.	01/19/18	$2,266
AUD	200,225	USD	153,631	State Street Bank and Trust Co.	01/19/18	2,597
EUR	402,033	USD	477,667	State Street Bank and Trust Co.	01/19/18	5,230
AUD	119,678	USD	91,734	State Street Bank and Trust Co.	01/19/18	1,645
CAD	238,628	USD	185,653	State Street Bank and Trust Co.	01/19/18	4,237
GBP	351,186	USD	471,039	State Street Bank and Trust Co.	01/19/18	3,401
CAD	401,498	USD	312,179	State Street Bank and Trust Co.	01/19/18	7,316
CHF	146,542	USD	149,370	State Street Bank and Trust Co.	01/19/18	1,204
EUR	242,110	USD	286,666	State Street Bank and Trust Co.	01/19/18	4,141
GBP	209,319	USD	281,141	State Street Bank and Trust Co.	01/19/18	1,642
USD	10,053,379	EUR	8,534,893	State Street Bank and Trust Co.	01/19/18	(198,204)
USD	6,713,138	CAD	8,637,661	State Street Bank and Trust Co.	01/19/18	(160,338)
USD	18,309,780	GBP	13,704,699	State Street Bank and Trust Co.	01/19/18	(204,777)
USD	3,124,823	AUD	4,134,556	State Street Bank and Trust Co.	01/19/18	(101,208)
USD	5,185,799	CHF	5,131,379	State Street Bank and Trust Co.	01/19/18	(86,754)
USD	5,185,856	CHF	5,131,404	The Bank of New York Mellon	01/19/18	(86,723)
USD	3,123,632	AUD	4,134,523	The Bank of New York Mellon	01/19/18	(102,373)
USD	18,308,471	GBP	13,704,612	The Bank of New York Mellon	01/19/18	(205,968)
USD	10,048,136	EUR	8,534,899	The Bank of New York Mellon	01/19/18	(203,453)
USD	6,711,045	CAD	8,637,115	The Bank of New York Mellon	01/19/18	(161,997)
						$(1,478,116)

Currency Abbreviations

AUD — Australian Dollar

CAD — Canadian Dollar

CHF — Swiss Franc

EUR — EU Euro

GBP — British Pound

USD — United States Dollar

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2017 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$33,679
Total Asset Derivatives		$33,679
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$1,511,795
Total Liability Derivatives		$1,511,795

The effect of derivative instruments on the Portfolio's Statement of Operations for the year ended December 31, 2017 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts
Foreign exchange contracts	$(2,875,698)
Total	$(2,875,698)
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts
Foreign exchange contracts	$(3,361,348)
Total	$(3,361,348)

See Accompanying Notes to Financial Statements

VY® INVESCO   SUMMARY PORTFOLIO OF INVESTMENTS
EQUITY AND INCOME PORTFOLIO   AS OF DECEMBER 31, 2017 (CONTINUED)

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at December 31, 2017:

	State Street Bank and Trust Co.	The Bank of New York Mellon	Totals
Assets:
Forward foreign currency contracts	$33,679	$—	$33,679
Total Assets	$33,679	$—	$33,679
Liabilities:
Forward foreign currency contracts	$751,281	$760,514	$1,511,795
Total Liabilities	$751,281	$760,514	$1,511,795
Net OTC derivative instruments by counterparty, at fair value	$(717,602)	$(760,514)	$(1,478,116)
Total collateral pledged by the Portfolio/(Received from counterparty)	$—	$—	$—
Net Exposure(1)	$(717,602)	$(760,514)	$(1,478,116)

(1)  Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Portfolio. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

At December 31, 2017, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at period end were:

Cost for federal income tax purposes was $1,545,282,173.

Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$259,422,113
Gross Unrealized Depreciation	(35,425,288)
Net Unrealized Appreciation	$223,996,825

See Accompanying Notes to Financial Statements

VY® JPMORGAN   SUMMARY PORTFOLIO OF INVESTMENTS
MID CAP VALUE PORTFOLIO   AS OF DECEMBER 31, 2017

Shares				Value	Percentage of Net Assets
COMMON STOCK: 100.3%
			Consumer Discretionary: 16.6%
9,220	(1)		Autozone, Inc.	$6,558,832	1.1
82,070			Best Buy Co., Inc.	5,619,333	1.0
58,320			Expedia, Inc.	6,984,986	1.2
92,750			Hilton Worldwide Holdings, Inc.	7,407,015	1.3
111,901			Kohl's Corp.	6,068,391	1.1
43,230	(1)		Mohawk Industries, Inc.	11,927,157	2.1
49,790			PVH Corp.	6,831,686	1.2
803,464	(2	),(3)	Other Securities	43,404,692	7.6
				94,802,092	16.6
			Consumer Staples: 6.5%
27,100			Constellation Brands, Inc.	6,194,247	1.1
73,710			Dr Pepper Snapple Group, Inc.	7,154,293	1.3
214,330			Kroger Co.	5,883,358	1.0
463,786	(3)		Other Securities	17,925,783	3.1
				37,157,681	6.5
			Energy: 6.2%
211,364	(1)		Energen Corp.	12,168,226	2.1
186,020			EQT Corp.	10,588,258	1.9
293,700			Williams Cos., Inc.	8,954,913	1.6
104,480			Other Securities	3,703,816	0.6
				35,415,213	6.2
			Financials: 23.6%
203,820			Ally Financial, Inc.	5,943,391	1.0
33,680			Ameriprise Financial, Inc.	5,707,750	1.0
166,060			Citizens Financial Group, Inc.	6,971,199	1.2
288,910			Fifth Third Bancorp	8,765,530	1.5
148,330			Hartford Financial Services Group, Inc.	8,348,012	1.5
168,590			Invesco Ltd.	6,160,279	1.1
206,540			Loews Corp.	10,333,196	1.8
59,673			M&T Bank Corp.	10,203,486	1.8
72,900			Marsh & McLennan Cos., Inc.	5,933,331	1.0
65,760			Northern Trust Corp.	6,568,766	1.2
65,280			Raymond James Financial, Inc.	5,829,504	1.0
135,480			SunTrust Banks, Inc.	8,750,653	1.5
85,230			T. Rowe Price Group, Inc.	8,943,184	1.6
168,370			XL Group Ltd.	5,919,889	1.0
664,930	(3)		Other Securities	30,711,212	5.4
				135,089,382	23.6
Shares				Value	Percentage of Net Assets
			Health Care: 6.2%
62,240			AmerisourceBergen Corp.	$5,714,877	1.0
35,340			Cigna Corp.	7,177,201	1.3
175,790	(3)		Other Securities	22,318,516	3.9
				35,210,594	6.2
			Industrials: 8.4%
73,660			Ametek, Inc.	5,338,140	0.9
51,260			Carlisle Cos., Inc.	5,825,699	1.0
87,830			Fortune Brands Home & Security, Inc.	6,011,085	1.1
41,110			Hubbell, Inc.	5,563,828	1.0
44,800			IDEX Corp.	5,912,256	1.1
60,620			MSC Industrial Direct Co.	5,859,529	1.0
46,561			Snap-On, Inc.	8,115,582	1.4
35,720			Other Securities	5,162,506	0.9
				47,788,625	8.4
			Information Technology: 9.1%
81,980			Amphenol Corp.	7,197,844	1.3
87,290	(1)		Arrow Electronics, Inc.	7,018,989	1.2
109,310			CDW Corp.	7,595,952	1.3
172,976	(1)		CommScope Holding Co., Inc.	6,543,682	1.2
151,839	(1)		Keysight Technologies, Inc.	6,316,502	1.1
240,796	(2	),(3)	Other Securities	17,336,548	3.0
				52,009,517	9.1
			Materials: 4.6%
210,340			Ball Corp.	7,961,369	1.4
182,830			Silgan Holdings, Inc.	5,373,373	1.0
129,190			WestRock Co.	8,166,100	1.4
11,520			Other Securities	4,723,661	0.8
				26,224,503	4.6
			Real Estate: 10.7%
1,540,772	(3)		Other Securities	61,226,485	10.7
			Utilities: 8.4%
189,380			CMS Energy Corp.	8,957,674	1.6
84,750			Edison International	5,359,590	0.9
99,530	(4)		National Fuel Gas Co.	5,465,192	0.9
63,680			Sempra Energy	6,808,666	1.2
134,430			WEC Energy Group, Inc.	8,930,185	1.6
189,900			Xcel Energy, Inc.	9,136,089	1.6
93,690			Other Securities	3,500,717	0.6
				48,158,113	8.4
			Total Common Stock (Cost $407,081,875)	573,082,205	100.3

See Accompanying Notes to Financial Statements

VY® JPMORGAN   SUMMARY PORTFOLIO OF INVESTMENTS
MID CAP VALUE PORTFOLIO   AS OF DECEMBER 31, 2017 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.1%
	Securities Lending Collateral(5): 0.7%
776,640	Cantor Fitzgerald, Repurchase Agreement dated 12/29/17, 1.41%, due 01/02/18 (Repurchase Amount $776,760, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-8.500%, Market Value plus accrued interest $792,173, due 01/31/18-06/20/63)	$776,640	0.1
1,000,000	Millenium Fixed Income Ltd., Repurchase Agreement dated 12/29/17, 1.44%, due 01/02/18 (Repurchase Amount $1,000,158, collateralized by various U.S. Government Securities, 2.875%-3.625%, Market Value plus accrued interest $1,020,000, due 02/15/43-02/15/44)	1,000,000	0.2
1,000,000	NBC Global Finance Ltd., Repurchase Agreement dated 12/29/17, 1.50%, due 01/02/18 (Repurchase Amount $1,000,164, collateralized by various U.S. Government Securities, 0.750%-2.250%, Market Value plus accrued interest $1,020,000, due 09/30/18-09/09/49)	1,000,000	0.2
Principal Amount†			Value	Percentage of Net Assets
1,000,000		State of Wisconsin Investment Board, Repurchase Agreement dated 12/29/17, 1.63%, due 01/02/18 (Repurchase Amount $1,000,179, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $1,027,770, due 01/15/19-02/15/46)	$1,000,000	0.2
			3,776,640	0.7
Shares			Value	Percentage of Net Assets
		Mutual Funds: 0.4%
2,423,513	(6)	BlackRock Liquidity Funds, FedFund, Institutional Class, 1.170% (Cost $2,423,513)	$2,423,513	0.4
		Total Short-Term Investments (Cost $6,200,153)	6,200,153	1.1
		Total Investments in Securities (Cost $413,282,028)	$579,282,358	101.4
		Liabilities in Excess of Other Assets	(8,266,266)	(1.4)
		Net Assets	$571,016,092	100.0

  "Other Securities" represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2017.

  The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†  Unless otherwise indicated, principal amount is shown in USD.

(1)  Non-income producing security.

(2)  The grouping contains securities on loan.

(3)  The grouping contains non-income producing securities.

(4)  Security, or a portion of the security, is on loan.

(5)  Represents securities purchased with cash collateral received for securities on loan.

(6)  Rate shown is the 7-day yield as of December 31, 2017.
See Accompanying Notes to Financial Statements

VY® JPMORGAN   SUMMARY PORTFOLIO OF INVESTMENTS
MID CAP VALUE PORTFOLIO   AS OF DECEMBER 31, 2017 (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2017 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2017
Asset Table
Investments, at fair value
Common Stock*	$573,082,205	$—	$—	$573,082,205
Short-Term Investments	2,423,513	3,776,640	—	6,200,153
Total Investments, at fair value	$575,505,718	$3,776,640	$—	$579,282,358

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

*  For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

At December 31, 2017, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at period end were:

Cost for federal income tax purposes was $414,410,572.

Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$175,451,013
Gross Unrealized Depreciation	(10,579,227)
Net Unrealized Appreciation	$164,871,786

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
VY® OPPENHEIMER GLOBAL PORTFOLIO  AS OF DECEMBER 31, 2017

Shares			Value	Percentage of Net Assets
COMMON STOCK: 96.8%
		China: 2.4%
728,424	(1)	JD.com, Inc. ADR	$30,171,322	1.7
50,110	(2)	Other Securities	11,736,263	0.7
			41,907,585	2.4
		Denmark: 0.5%
163,676		Other Securities	9,520,066	0.5
		France: 6.1%
168,078		LVMH Moet Hennessy Louis Vuitton SE	49,331,652	2.8
76,410		Kering	35,968,159	2.1
398,940		Societe Generale	20,567,504	1.2
			105,867,315	6.1
		Germany: 7.5%
143,266		Allianz SE	32,786,024	1.9
164,205		Bayer AG	20,404,584	1.2
77,968	(1)	Linde AG	18,209,435	1.1
334,404		SAP SE	37,411,460	2.1
153,884		Siemens AG	21,306,363	1.2
			130,117,866	7.5
		India: 3.7%
10,564,970		DLF Ltd.	42,732,786	2.4
1,528,222		ICICI Bank Ltd. ADR	14,869,600	0.9
812,691		Other Securities	7,398,884	0.4
			65,001,270	3.7
		Italy: 0.7%
277,680		Other Securities	11,781,348	0.7
		Japan: 14.2%
1,138,800		Dai-ichi Life Holdings, Inc.	23,404,782	1.3
61,900		Fanuc Ltd.	14,849,590	0.9
72,302		Keyence Corp.	40,390,164	2.3
319,500		Kyocera Corp.	20,859,196	1.2
213,700		Murata Manufacturing Co., Ltd.	28,611,888	1.6
311,600		Nidec Corp.	43,629,313	2.5
45,500		Nintendo Co., Ltd.	16,384,397	0.9
339,700		Suzuki Motor Corp.	19,663,077	1.1
233,700		TDK Corp.	18,572,334	1.1
1,022,600	(2)	Other Securities	22,552,829	1.3
			248,917,570	14.2
		Netherlands: 3.1%
549,333		Airbus SE	54,596,319	3.1
Shares				Value	Percentage of Net Assets
			Spain: 2.3%
861,340			Industria de Diseno Textil SA	$29,950,241	1.7
1,158,732			Other Securities	9,847,124	0.6
				39,797,365	2.3
			Sweden: 1.2%
1,006,130			Assa Abloy AB	20,858,547	1.2
			Switzerland: 3.2%
1,005,893			Credit Suisse Group AG	17,940,830	1.1
1,531,780			UBS Group AG	28,143,023	1.6
35,852			Other Securities	9,065,371	0.5
				55,149,224	3.2
			United Kingdom: 7.0%
1,798,250			International Consolidated Airlines Group SA	15,748,175	0.9
539,477			International Game Technology PLC	14,301,535	0.8
1,254,846			Prudential PLC	32,136,937	1.9
522,544			TechnipFMC PLC	16,209,844	0.9
575,097			Unilever PLC	31,898,334	1.8
12,080,886	(2	),(3)	Other Securities	12,584,738	0.7
				122,879,563	7.0
			United States: 44.9%
115,430			3M Co.	27,168,759	1.5
223,213	(1)		Adobe Systems, Inc.	39,115,846	2.2
259,270			Aetna, Inc.	46,769,715	2.7
49,170	(1)		Alphabet, Inc. - Class A	51,795,678	3.0
46,227	(1)		Alphabet, Inc. - Class C	48,371,933	2.8
163,730			Anthem, Inc.	36,840,887	2.1
53,690	(1)		Biogen, Inc.	17,104,023	1.0
584,270			Citigroup, Inc.	43,475,531	2.5
498,040			Colgate-Palmolive Co.	37,577,118	2.1
235,950	(1)		Facebook, Inc.	41,635,737	2.4
102,760			Goldman Sachs Group, Inc.	26,179,138	1.5
223,270			Intuit, Inc.	35,227,541	2.0
665,010			Maxim Integrated Products	34,766,723	2.0
300,020	(1)		PayPal Holdings, Inc.	22,087,472	1.3
251,060			S&P Global, Inc.	42,529,564	2.4
114,390	(1)		Sage Therapeutics, Inc.	18,841,177	1.1
216,200			Tiffany & Co.	22,473,990	1.3
148,390			United Parcel Service, Inc. - Class B	17,680,669	1.0

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
VY® OPPENHEIMER GLOBAL PORTFOLIO  AS OF DECEMBER 31, 2017 (CONTINUED)

Shares				Value	Percentage of Net Assets
			United States (continued)
228,600			Walt Disney Co.	$24,576,786	1.4
153,690			Zimmer Biomet Holdings, Inc.	18,545,772	1.1
2,338,790	(2	),(3)	Other Securities	131,627,713	7.5
				784,391,772	44.9
			Total Common Stock (Cost $813,899,161)	1,690,785,810	96.8
PREFERRED STOCK: 1.7%
			Germany: 1.7%
332,094			Bayerische Motoren Werke AG	29,634,029	1.7
			India: 0.0%
4,781,446	(2)		Other Securities	749,120	0.0
			Total Preferred Stock (Cost $12,621,781)	30,383,149	1.7
			Total Long-Term Investments (Cost $826,520,942)	1,721,168,959	98.5
Principal Amount†				Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.1%
			Securities Lending Collateral(4): 0.7%
3,081,613			Cantor Fitzgerald, Repurchase Agreement dated 12/29/17, 1.41%, due 01/02/18 (Repurchase Amount $3,082,089, collateralized by various U.S. Government\U.S. Government Agency Obligations, 0.000%-8.500%, Market Value plus accrued interest $3,143,245, due 01/31/18-06/20/63)	$3,081,613	0.2
Principal Amount†		Value	Percentage of Net Assets
2,360,286	Daiwa Capital Markets, Repurchase Agreement dated 12/29/17, 1.43%, due 01/02/18 (Repurchase Amount $2,360,656, collateralized by various U.S. Government\U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $2,407,492, due 01/11/18-12/01/51)	$2,360,286	0.1
3,081,613	Millenium Fixed Income Ltd., Repurchase Agreement dated 12/29/17, 1.44%, due 01/02/18 (Repurchase Amount $3,082,099, collateralized by various U.S. Government Securities, 2.875%-3.625%, Market Value plus accrued interest $3,143,245, due 02/15/43-02/15/44)	3,081,613	0.2
3,081,613	State of Wisconsin Investment Board, Repurchase Agreement dated 12/29/17, 1.63%, due 01/02/18 (Repurchase Amount $3,082,163, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $3,167,188, due 01/15/19-02/15/46)	3,081,613	0.2
		11,605,125	0.7

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
VY® OPPENHEIMER GLOBAL PORTFOLIO  AS OF DECEMBER 31, 2017 (CONTINUED)

Shares			Value	Percentage of Net Assets
		Mutual Funds: 1.4%
25,246,097	(5)	BlackRock Liquidity Funds, FedFund, Institutional Class, 1.170% (Cost $25,246,097)	$25,246,097	1.4
		Total Short-Term Investments (Cost $36,851,222)	36,851,222	2.1
		Total Investments in Securities (Cost $863,372,164)	$1,758,020,181	100.6
		Liabilities in Excess of Other Assets	(10,757,902)	(0.6)
		Net Assets	$1,747,262,279	100.0

  "Other Securities" represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2017.

  The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†  Unless otherwise indicated, principal amount is shown in USD.

ADR  American Depositary Receipt

(1)  Non-income producing security.

(2)  The grouping contains non-income producing securities.

(3)  The grouping contains securities on loan.

(4)  Represents securities purchased with cash collateral received for securities on loan.

(5)  Rate shown is the 7-day yield as of December 31, 2017.

Sector Diversification	Percentage of Net Assets
Information Technology	26.5%
Financials	17.7
Consumer Discretionary	16.1
Health Care	16.1
Industrials	13.8
Consumer Staples	3.9
Real Estate	2.4
Materials	1.1
Energy	0.9
Short-Term Investments	2.1
Liabilities in Excess of Other Assets	(0.6)
Net Assets	100.0%

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2017 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2017
Asset Table
Investments, at fair value
Common Stock
China	$41,907,585	$—	$—	$41,907,585
Denmark	—	9,520,066	—	9,520,066
France	—	105,867,315	—	105,867,315
Germany	18,209,435	111,908,431	—	130,117,866
India	14,869,600	50,131,670	—	65,001,270
Italy	5,019,734	6,761,614	—	11,781,348
Japan	—	248,917,570	—	248,917,570
Netherlands	—	54,596,319	—	54,596,319
Spain	—	39,797,365	—	39,797,365
Sweden	—	20,858,547	—	20,858,547
Switzerland	—	55,149,224	—	55,149,224
United Kingdom	19,463,431	103,416,132	—	122,879,563
United States	784,391,772	—	—	784,391,772
Total Common Stock	883,861,557	806,924,253	—	1,690,785,810
Preferred Stock	749,120	29,634,029	—	30,383,149
Short-Term Investments	25,246,097	11,605,125	—	36,851,222
Total Investments, at fair value	$909,856,774	$848,163,407	$—	$1,758,020,181

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

#  The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio's investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

  SUMMARY PORTFOLIO OF INVESTMENTS
VY® OPPENHEIMER GLOBAL PORTFOLIO  AS OF DECEMBER 31, 2017 (CONTINUED)

The effect of derivative instruments on the Fund's Statement of Operations for the year ended December 31, 2017 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts
Foreign exchange contracts	$(119,722)
Total	$(119,722)

At December 31, 2017, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at period end were:

Cost for federal income tax purposes was $886,689,775.

Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$891,751,991
Gross Unrealized Depreciation	(20,360,281)
Net Unrealized Appreciation	$871,391,710

See Accompanying Notes to Financial Statements

VY® PIONEER  SUMMARY PORTFOLIO OF INVESTMENTS
HIGH YIELD PORTFOLIO   AS OF DECEMBER 31, 2017

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 73.9%
		Basic Materials: 3.1%
300,000	(1)	Ausdrill Finance Pty Ltd., 6.875%, 11/01/19	$305,250	0.3
250,000	(1)	Constellium NV, 5.875%, 02/15/26	255,312	0.3
75,000	(1)	Hudbay Minerals, Inc., 7.250%, 01/15/23	79,875	0.1
100,000	(1)	Hudbay Minerals, Inc., 7.625%, 01/15/25	110,000	0.1
190,000	(1)	Kinross Gold Corp., 4.500%, 07/15/27	191,663	0.2
435,000	(1)	Kraton Polymers LLC / Kraton Polymers Capital Corp., 7.000%, 04/15/25	467,625	0.5
450,000	(1)	NOVA Chemicals Corp., 5.000%, 05/01/25	450,000	0.4
145,000	(1)	Tronox Finance LLC, 7.500%, 03/15/22	151,887	0.1
1,143,000		Other Securities	1,134,028	1.1
			3,145,640	3.1
		Communications: 12.8%
200,000	(1)	Altice Financing SA, 6.625%, 02/15/23	209,920	0.2
200,000	(1)	Altice US Finance I Corp., 5.375%, 07/15/23	205,500	0.2
200,000	(1)	CB Escrow Corp., 8.000%, 10/15/25	204,000	0.2
210,000	(1)	CCO Holdings LLC / CCO Holdings Capital Corp., 5.000%, 02/01/28	205,275	0.2
505,000	(1)	CCO Holdings LLC / CCO Holdings Capital Corp., 5.500%, 05/01/26	518,888	0.5
310,000	(1)	CCO Holdings LLC / CCO Holdings Capital Corp., 5.750%, 02/15/26	322,787	0.3
155,000	(1)	CommScope Technologies LLC, 5.000%, 03/15/27	155,387	0.2
120,000	(1)	CommScope, Inc., 5.000%, 06/15/21	122,700	0.1
200,000	(1)	CSC Holdings LLC, 5.500%, 04/15/27	204,500	0.2
555,000		Frontier Communications Corp., 8.750%, 04/15/22	400,815	0.4
416,000		Frontier Communications Corp., 8.500%-10.500%, 04/15/20-09/15/22	321,983	0.3
250,000	(1)	Gray Television, Inc., 5.125%, 10/15/24	250,000	0.2
280,000	(1)	Gray Television, Inc., 5.875%, 07/15/26	287,700	0.3
Principal Amount†				Value	Percentage of Net Assets
415,000			Hughes Satellite Systems Corp., 5.250%, 08/01/26	$424,856	0.4
690,000			Level 3 Financing, Inc., 5.250%, 03/15/26	678,995	0.7
195,000	(1)		MDC Partners, Inc., 6.500%, 05/01/24	196,950	0.2
550,000			Netflix, Inc., 4.375%, 11/15/26	540,375	0.5
200,000	(1)		SFR Group SA, 6.000%, 05/15/22	202,750	0.2
251,000	(1)		Sinclair Television Group, Inc., 5.125%, 02/15/27	250,059	0.3
170,000	(1)		Sirius XM Radio, Inc., 4.625%, 05/15/23	174,037	0.2
525,000	(1)		Sirius XM Radio, Inc., 5.000%, 08/01/27	528,938	0.5
1,660,000			Sprint Corp., 7.250%, 09/15/21	1,761,675	1.7
425,000			TEGNA, Inc., 6.375%, 10/15/23	446,781	0.5
450,000			T-Mobile USA, Inc., 6.500%, 01/15/26	492,187	0.5
545,000			T-Mobile USA, Inc., 5.125%-6.500%, 03/01/23-04/15/25	575,354	0.6
24,000	(1)		Univision Communications, Inc., 5.125%, 02/15/25	23,460	0.0
440,000	(1)		Videotron Ltd., 5.375%, 06/15/24	475,750	0.5
346,000	(1)		Wind Tre SpA, 5.000%, 01/20/26	330,776	0.3
335,000	(1)		Windstream Services LLC / Windstream Finance Corp., 8.625%, 10/31/25	324,113	0.3
387,000	(1)		Windstream Services LLC / Windstream Finance Corp., 8.750%, 12/15/24	272,351	0.3
3,805,000	(2	),(3)	Other Securities	1,866,188	1.8
				12,975,050	12.8
			Consumer, Cyclical: 11.8%
75,000	(1)		Allison Transmission, Inc., 4.750%, 10/01/27	75,656	0.1
225,000	(1)		Beazer Homes USA, Inc., 5.875%, 10/15/27	227,250	0.2
570,000			Beazer Homes USA, Inc., 6.750%, 03/15/25	603,487	0.6
70,000			Beazer Homes USA, Inc., 8.750%, 03/15/22	77,343	0.1
230,000	(1)		Cooper-Standard Automotive, Inc., 5.625%, 11/15/26	238,050	0.2

See Accompanying Notes to Financial Statements

VY® PIONEER  SUMMARY PORTFOLIO OF INVESTMENTS
HIGH YIELD PORTFOLIO   AS OF DECEMBER 31, 2017 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
		Consumer, Cyclical (continued)
125,000	(1)	Dana Financing Luxembourg Sarl, 5.750%, 04/15/25	$132,031	0.1
250,000	(1)	Golden Nugget, Inc., 6.750%, 10/15/24	255,000	0.3
230,000	(1)	Golden Nugget, Inc., 8.750%, 10/01/25	242,075	0.2
236,000	(1)	H&E Equipment Services, Inc., 5.625%, 09/01/25	247,210	0.3
165,000	(1)	Hilton Grand Vacations Borrower LLC/Hilton Grand Vacations Borrower, Inc., 6.125%, 12/01/24	180,881	0.2
185,000	(1)	International Automotive Components Group SA, 9.125%, 06/01/18	183,266	0.2
300,000	(1)	International Game Technology PLC, 6.500%, 02/15/25	336,750	0.3
186,000	(1)	Intrepid Aviation Group Holdings LLC / Intrepid Finance Co., 6.875%, 02/15/19	185,535	0.2
248,000	(1)	JB Poindexter & Co., Inc., 9.000%, 04/01/22	257,920	0.3
400,000		KB Home, 7.000%, 12/15/21	446,000	0.4
245,000		KB Home, 7.500%, 09/15/22	279,913	0.3
205,000	(1)	KFC Holding Co/Pizza Hut Holdings LLC/Taco Bell of America LLC, 5.000%, 06/01/24	211,919	0.2
205,000	(1)	KFC Holding Co/Pizza Hut Holdings LLC/Taco Bell of America LLC, 5.250%, 06/01/26	216,275	0.2
250,000		Lennar Corp., 4.500%, 06/15/19	256,562	0.2
465,000		Lennar Corp., 4.750%, 11/15/22	489,994	0.5
200,000	(1)	Nexteer Automotive Group Ltd., 5.875%, 11/15/21	209,500	0.2
466,000	(1)	PetSmart, Inc., 7.125%, 03/15/23	278,435	0.3
200,000	(1)	Scientific Games International, Inc., 5.000%, 10/15/25	201,000	0.2
595,000		Scientific Games International, Inc., 10.000%, 12/01/22	655,244	0.6
Principal Amount†			Value	Percentage of Net Assets
365,000	(1)	Taylor Morrison Communities, Inc. / Taylor Morrison Holdings II, Inc., 5.625%, 03/01/24	$383,706	0.4
400,000		Tempur Sealy International, Inc., 5.500%, 06/15/26	411,080	0.4
169,000	(1)	TI Group Automotive Systems LLC, 8.750%, 07/15/23	182,098	0.2
255,000	(1)	Titan International, Inc., 6.500%, 11/30/23	260,100	0.3
228,000	(1)	Viking Cruises Ltd., 5.875%, 09/15/27	232,560	0.2
305,000	(1)	Viking Cruises Ltd, 6.250%, 05/15/25	315,675	0.3
3,548,000		Other Securities	3,687,740	3.6
			11,960,255	11.8
		Consumer, Non-cyclical: 10.8%
80,000	(1)	Alliance One International, Inc., 8.500%, 04/15/21	84,000	0.1
200,000	(1)	Ashtead Capital, Inc., 4.125%, 08/15/25	202,250	0.2
94,000	(1)	Avantor, Inc., 6.000%, 10/01/24	93,882	0.1
260,000	(1)	Brink's Co/The, 4.625%, 10/15/27	255,450	0.2
215,000	(1)	C&S Group Enterprises LLC, 5.375%, 07/15/22	203,712	0.2
20,000	(1)	Cardtronics, Inc. / Cardtronics USA, Inc., 5.500%, 05/01/25	18,150	0.0
375,000	(1)	Cimpress NV, 7.000%, 04/01/22	388,125	0.4
250,000	(1)	APTIM Corp., 7.750%, 06/15/25	240,000	0.2
270,000	(1)	Endo Finance LLC, 5.750%, 01/15/22	226,125	0.2
200,000	(1)	Endo Ltd. / Endo Finance LLC / Endo Finco, Inc., 6.000%, 02/01/25	156,000	0.2
750,000		HCA, Inc., 5.375%, 02/01/25	778,125	0.8
35,000	(1)	Horizon Pharma, Inc. / Horizon Pharma USA, Inc., 8.750%, 11/01/24	37,144	0.0
450,000		Kindred Healthcare, Inc., 6.375%, 04/15/22	459,000	0.4
240,000		Kindred Healthcare, Inc., 8.000%, 01/15/20	261,228	0.3
80,000	(1)	Lamb Weston Holdings, Inc., 4.625%, 11/01/24	82,800	0.1
80,000	(1)	Lamb Weston Holdings, Inc., 4.875%, 11/01/26	83,800	0.1

See Accompanying Notes to Financial Statements

VY® PIONEER  SUMMARY PORTFOLIO OF INVESTMENTS
HIGH YIELD PORTFOLIO   AS OF DECEMBER 31, 2017 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
		Consumer, Non-cyclical (continued)
424,000	(1)	Pilgrim's Pride Corp., 5.875%, 09/30/27	$437,780	0.4
500,000	(1)	Post Holdings, Inc., 5.625%, 01/15/28	502,500	0.5
510,000	(1)	RegionalCare Hospital Partners Holdings, Inc., 8.250%, 05/01/23	540,600	0.5
235,000	(1)	Team Health Holdings, Inc., 6.375%, 02/01/25	210,912	0.2
85,000	(1)	Tenet Healthcare Corp., 7.500%, 01/01/22	89,569	0.1
525,000		United Rentals North America, Inc., 5.750%, 11/15/24	554,531	0.6
120,000		United Rentals North America, Inc., 4.625%-4.875%, 10/15/25-01/15/28	121,050	0.1
200,000	(1)	Valeant Pharmaceuticals International, Inc., 5.500%, 11/01/25	204,500	0.2
1,709,000	(1)	Valeant Pharmaceuticals International, Inc., 5.875%, 05/15/23	1,587,234	1.6
95,000	(1)	Valeant Pharmaceuticals International, Inc., 6.500%, 03/15/22	99,987	0.1
125,000	(1)	Valeant Pharmaceuticals International, Inc., 7.000%, 03/15/24	134,063	0.1
525,000		WellCare Health Plans, Inc., 5.250%, 04/01/25	555,188	0.5
2,550,000		Other Securities	2,417,024	2.4
			11,024,729	10.8
		Energy: 15.3%
525,000		Archrock Partners L.P. / Archrock Partners Finance Corp., 6.000%, 04/01/21	527,625	0.5
50,000		Archrock Partners L.P. / Archrock Partners Finance Corp., 6.000%, 10/01/22	50,250	0.1
355,000	(1)	Blue Racer Midstream LLC / Blue Racer Finance Corp., 6.125%, 11/15/22	370,975	0.4
525,000		Calumet Specialty Products Partners L.P. / Calumet Finance Corp., 6.500%-7.750%, 04/15/21-04/15/23	526,750	0.5
518,000		Cheniere Corpus Christi Holdings LLC, 5.125%, 06/30/27	537,114	0.5
100,000		Cheniere Corpus Christi Holdings LLC, 5.875%, 03/31/25	108,563	0.1
Principal Amount†			Value	Percentage of Net Assets
104,000	(1)	Chesapeake Energy Corp., 8.000%, 12/15/22	$112,580	0.1
249,000	(1)	Covey Park Energy LLC / Covey Park Finance Corp., 7.500%, 05/15/25	260,130	0.3
	535,000	DCP Midstream Operating L.P., 2.700%-5.600%, 04/01/19-04/01/44	533,925	0.5
285,000	(1)	Delek Logistics Partners L.P., 6.750%, 05/15/25	289,275	0.3
110,000	(1)	Endeavor Energy Resources L.P. / EER Finance, Inc., 5.500%, 01/30/26	112,200	0.1
115,000	(1)	Endeavor Energy Resources L.P. / EER Finance, Inc., 5.750%, 01/30/28	118,536	0.1
495,000		Energy Transfer Equity L.P., 4.250%-5.875%, 03/15/23-01/15/24	510,225	0.5
150,000	(1)	Exterran Energy Solutions L.P. / EES Finance Corp., 8.125%, 05/01/25	161,625	0.2
205,000	(1)	Extraction Oil & Gas Holdings LLC / Extraction Finance Corp., 7.875%, 07/15/21	217,812	0.2
543,000		Genesis Energy L.P. / Genesis Energy Finance Corp., 6.250%-6.750%, 08/01/22-05/15/26	551,648	0.5
245,000	(1)	Great Western Petroleum LLC / Great Western Finance Corp., 9.000%, 09/30/21	256,025	0.2
520,000		Gulfport Energy Corp., 6.000%-6.625%, 05/01/23-05/15/25	523,750	0.5
36,000	(1)	Halcon Resources Corp., 6.750%, 02/15/25	37,620	0.0
285,000	(1)	Hess Infrastructure Partners L.P. / Hess Infrastructure Partners Finance Corp., 5.625%, 02/15/26	295,688	0.3
255,000	(1)	Hilcorp Energy I L.P. / Hilcorp Finance Co., 5.750%, 10/01/25	262,013	0.3
100,000	(1)	MEG Energy Corp., 6.500%, 01/15/25	99,125	0.1
220,000	(1)	MEG Energy Corp., 7.000%, 03/31/24	186,725	0.2
162,000	(1)	NGPL PipeCo LLC, 4.375%, 08/15/22	165,341	0.2
230,000	(1)	Parsley Energy LLC / Parsley Finance Corp., 5.375%, 01/15/25	233,450	0.2

See Accompanying Notes to Financial Statements

VY® PIONEER  SUMMARY PORTFOLIO OF INVESTMENTS
HIGH YIELD PORTFOLIO   AS OF DECEMBER 31, 2017 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
		Energy (continued)
200,000	(1)	Parsley Energy LLC / Parsley Finance Corp., 5.625%, 10/15/27	$205,000	0.2
210,000	(1)	Parsley Energy LLC / Parsley Finance Corp., 6.250%, 06/01/24	222,075	0.2
400,000	(1)	PBF Logistics L.P. / PBF Logistics Finance Corp., 6.875%, 05/15/23	414,000	0.4
225,000	(1)	Precision Drilling Corp., 7.125%, 01/15/26	230,063	0.2
470,000		Sabine Pass Liquefaction LLC, 5.000%-5.875%, 02/01/21-03/15/27	517,091	0.5
85,000	(1)	SESI LLC, 7.750%, 09/15/24	90,525	0.1
84,000	(1)	Targa Resources Partners L.P. / Targa Resources Partners Finance Corp., 5.000%, 01/15/28	84,105	0.1
550,000		Targa Resources Partners L.P. / Targa Resources Partners Finance Corp., 4.250%-5.250%, 05/01/23-11/15/23	552,863	0.5
300,000	(1)	TerraForm Power Operating LLC, 4.250%, 01/31/23	298,125	0.3
300,000	(1)	TerraForm Power Operating LLC, 5.000%, 01/31/28	297,375	0.3
75,000	(1)	Transocean, Inc., 7.500%, 01/15/26	76,991	0.1
270,000	(1)	Trinidad Drilling Ltd, 6.625%, 02/15/25	257,850	0.3
125,000	(1)	Whiting Petroleum Corp., 6.625%, 01/15/26	127,656	0.1
480,000		Williams Cos, Inc./The, 4.550%-5.750%, 06/24/24-06/24/44	509,400	0.5
4,639,000	(2)	Other Securities	4,673,737	4.6
			15,605,826	15.3
		Financial: 8.3%
500,000	(1)	Alliance Data Systems Corp., 5.875%, 11/01/21	513,750	0.5
708,000		Ally Financial, Inc., 4.625%-5.750%, 05/19/22-11/20/25	750,725	0.7
50,000	(1)	CyrusOne L.P. / CyrusOne Finance Corp., 5.000%, 03/15/24	52,000	0.1
140,000	(1)	CyrusOne L.P. / CyrusOne Finance Corp., 5.000%, 03/15/24	145,600	0.1
40,000	(1)	CyrusOne L.P. / CyrusOne Finance Corp., 5.375%, 03/15/27	42,100	0.0
Principal Amount†				Value	Percentage of Net Assets
600,000			Fly Leasing Ltd., 6.375%, 10/15/21	$627,000	0.6
345,000	(1)		Freedom Mortgage Corp., 8.125%, 11/15/24	352,331	0.4
115,000	(1)		Greystar Real Estate Partners LLC, 5.750%, 12/01/25	118,737	0.1
260,000	(1)		Iron Mountain US Holdings, Inc., 5.375%, 06/01/26	268,450	0.3
300,000			Iron Mountain, Inc., 5.750%, 08/15/24	305,250	0.3
250,000	(1)		Kilimanjaro Re Ltd. (Cat Bond), 5.876%, (T-BILL 3MO + 4.500%), 04/30/18	246,100	0.3
250,000	(1)		Kilimanjaro Re Ltd. (Cat Bond), 10.626%, (T-BILL 3MO + 9.250%), 12/06/19	244,175	0.2
575,000			Nationstar Mortgage LLC / Nationstar Capital Corp., 6.500%, 07/01/21	584,703	0.6
225,000			Nationstar Mortgage LLC / Nationstar Capital Corp., 6.500%, 08/01/18-06/01/22	227,108	0.2
295,000	(1)		Oxford Finance LLC / Oxford Finance Co-Issuer II, Inc., 6.375%, 12/15/22	305,325	0.3
308,000	(1)		Provident Funding Associates L.P. / PFG Finance Corp., 6.375%, 06/15/25	324,170	0.3
120,000	(1)		Quicken Loans, Inc., 5.750%, 05/01/25	124,801	0.1
225,000	(1)		Rialto Holdings LLC / Rialto Corp., 7.000%, 12/01/18	226,688	0.2
600,000			Royal Bank of Scotland Group PLC, 8.000%, 12/31/2199	687,750	0.7
200,000	(1)		Societe Generale SA, 7.375%, 12/31/2199	217,260	0.2
250,000	(1	),(4)	Tailwind Re Ltd. 2017-1, 8.626%, (T-BILL 3MO + 7.250%), 01/08/25	250,000	0.2
335,000	(1)		Uniti Group L.P. / Uniti Group Finance, Inc. / CSL Capital LLC, 6.000%, 04/15/23	329,975	0.3
250,000	(1)		Ursa Re Ltd 2017-2 D (Cat Bond), 5.250%, 12/10/20	250,750	0.3
1,230,000			Other Securities	1,300,350	1.3
				8,495,098	8.3

See Accompanying Notes to Financial Statements

VY® PIONEER  SUMMARY PORTFOLIO OF INVESTMENTS
HIGH YIELD PORTFOLIO   AS OF DECEMBER 31, 2017 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
		Industrial: 5.8%
405,000		AECOM, 5.875%, 10/15/24	$440,721	0.4
250,000	(1)	Amsted Industries, Inc., 5.000%, 03/15/22	256,562	0.2
250,000	(1)	Amsted Industries, Inc., 5.375%, 09/15/24	261,250	0.3
220,000	(1)	Apex Tool Group LLC, 7.000%, 02/01/21	212,850	0.2
80,000	(1)	Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc., 4.625%, 05/15/23	81,900	0.1
220,000	(1)	Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc., 6.000%, 02/15/25	232,100	0.2
90,000	(1)	Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc., 7.250%, 05/15/24	98,325	0.1
500,000		Ball Corp., 5.250%, 07/01/25	545,625	0.5
85,000	(1)	Belden, Inc., 5.250%, 07/15/24	87,975	0.1
140,000	(1)	Builders FirstSource, Inc., 5.625%, 09/01/24	146,223	0.2
205,000	(1)	Coveris Holdings SA, 7.875%, 11/01/19	204,487	0.2
640,000		Crown Cork & Seal Co., Inc., 7.375%, 12/15/26	748,800	0.7
110,000	(1)	DAE Funding LLC, 4.500%, 08/01/22	108,350	0.1
160,000	(1)	Itron, Inc., 5.000%, 01/15/26	161,000	0.2
180,000	(1)	Kratos Defense & Security Solutions, Inc., 6.500%, 11/30/25	187,425	0.2
125,000	(1)	Plastipak Holdings, Inc., 6.250%, 10/15/25	129,063	0.1
120,000	(1)	RBS Global, Inc. / Rexnord LLC, 4.875%, 12/15/25	121,500	0.1
200,000	(1)	syncreon Group BV / syncreon Global Finance US, Inc., 8.625%, 11/01/21	163,000	0.2
75,000	(1)	TTM Technologies, Inc., 5.625%, 10/01/25	77,063	0.1
230,000	(1)	Tutor Perini Corp., 6.875%, 05/01/25	247,825	0.2
185,000	(1)	USG Corp., 4.875%, 06/01/27	192,224	0.2
1,166,911		Other Securities	1,239,368	1.2
			5,943,636	5.8
Principal Amount†				Value	Percentage of Net Assets
			Technology: 3.5%
310,000	(1)		Change Healthcare Holdings LLC / Change Healthcare Finance, Inc., 5.750%, 03/01/25	$311,162	0.3
145,000	(1)		Dell International LLC / EMC Corp., 5.875%, 06/15/21	150,800	0.2
435,000			Diebold Nixdorf, Inc., 8.500%, 04/15/24	463,819	0.5
80,000	(1)		Entegris, Inc., 4.625%, 02/10/26	81,600	0.1
570,000	(1)		First Data Corp., 5.750%, 01/15/24	594,082	0.6
155,000	(1)		First Data Corp., 7.000%, 12/01/23	164,300	0.1
70,000	(1)		j2 Cloud Services LLC / j2 Global Co-Obligor, Inc., 6.000%, 07/15/25	74,025	0.1
160,000	(1)		MSCI, Inc., 4.750%, 08/01/26	168,400	0.2
200,000	(1)		Open Text Corp., 5.875%, 06/01/26	216,000	0.2
200,000	(1)		Quintiles IMS, Inc., 5.000%, 10/15/26	205,750	0.2
400,000	(1)		Rackspace Hosting, Inc., 8.625%, 11/15/24	428,000	0.4
835,000	(2	),(3)	Other Securities	654,738	0.6
				3,512,676	3.5
			Utilities: 2.5%
200,000	(1)		Calpine Corp., 5.250%, 06/01/26	196,752	0.2
580,000			Calpine Corp., 5.750%, 01/15/25	553,175	0.5
361,000	(1)		Dynegy, Inc., 8.000%, 01/15/25	392,587	0.4
65,000	(1)		NextEra Energy Operating Partners L.P., 4.250%, 09/15/24	66,300	0.1
395,000			NRG Energy, Inc., 6.625%, 01/15/27	419,687	0.4
184,505	(1)		NSG Holdings LLC / NSG Holdings, Inc., 7.750%, 12/15/25	203,416	0.2
250,000	(1)		Terraform Global Operating LLC, 9.750%, 08/15/22	277,813	0.3
377,000			Other Securities	388,543	0.4
				2,498,273	2.5
			Total Corporate Bonds/Notes (Cost $73,504,125)	75,161,183	73.9

See Accompanying Notes to Financial Statements

VY® PIONEER  SUMMARY PORTFOLIO OF INVESTMENTS
HIGH YIELD PORTFOLIO   AS OF DECEMBER 31, 2017 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
FOREIGN GOVERNMENT BONDS: —%
15,388	(3)	Other Securities	$—	—
		Total Foreign Government Bonds (Cost $2,288)	—	—
BANK LOANS: 3.8%
		Auto Parts & Equipment: 0.6%
128,050		American Axle & Manufacturing Holdings, Inc. - Term Loan A, 3.810%, (US0003M + 2.000%), 04/06/24	128,498	0.1
99,599		Federal-Mogul Holdings Corporation New Term Loan C, 5.230%, (US0003M + 3.750%), 04/15/21	100,460	0.1
367,972		Tower Automotive Holdings Term Loan B1, 4.188%, (US0003M + 2.750%), 03/07/24	369,869	0.4
			598,827	0.6
		Building Materials: 0.2%
206,861		Builders FirstSource, Inc., 4.693%, (US0003M + 3.000%), 02/29/24	207,960	0.2
		Cable & Satellite Television: 0.3%
269,328		Virgin Media Bristol LLC 2017 USD Term Loan, 3.977%, (US0003M + 2.500%), 01/15/26	269,665	0.3
		Computers: 0.2%
175,782		DynCorp International, Inc. Term Loan B2 1L, 7.750%, (US0003M + 600.000%), 07/07/20	176,661	0.2
		Cosmetics/Personal Care: 0.3%
388,000		Revlon Consumer Products Corp. TL B 1L, 5.069%, (US0003M + 3.500%), 09/07/23	276,728	0.3
		Food: 0.2%
430,000		Del Monte Foods, Inc. 2nd Lien Term Loan, 9.064%, (US0003M + 7.250%), 08/18/21	207,475	0.2
Principal Amount†		Value	Percentage of Net Assets
	Forest Products & Paper: 0.2%
263,013	Caraustar Industries, Inc. - TL 1L, 7.193%, (US0003M + 5.500%), 03/14/22	$263,999	0.2
	Insurance: 0.4%
70,857	Alliant Holdings I, Inc. 2015 Term Loan B, 4.802%, (US0003M + 3.250%), 08/12/22	71,308	0.1
312,399	Confie Seguros Holding II - TL B 1L, 6.729%, (US0003M + 4.750%), 04/19/22	311,345	0.3
		382,653	0.4
	Lodging: 0.0%
59,875	Golden Nugget, Inc. - TL 1L, 6.750%, (US0003M + 3.250%), 10/04/23	60,394	0.0
	Media: 0.5%
444,375	McGraw-Hill Global Education Holdings, LLC, 5.350%, (US0003M + 4.000%), 05/04/22	444,097	0.4
57,055	Univision Communications Inc. Term Loan C5, 4.319%, (US0003M + 2.750%), 03/15/24	56,952	0.1
		501,049	0.5
	Metal Fabricate/Hardware: 0.3%
310,291	Zekelman Industries, Inc. Term Loan B, 4.073%, (US0003M + 3.500%), 06/14/21	312,540	0.3
	Oil & Gas: 0.3%
325,000	Gavilan Resources LLC - TL 2L, 7.460%, (US0003M + 6.000%), 03/01/24	322,969	0.3
	Retail: 0.2%
220,402	Camping World TL B 1L, 4.569%, (US0003M + 3.750%), 11/08/23	222,124	0.2

See Accompanying Notes to Financial Statements

VY® PIONEER  SUMMARY PORTFOLIO OF INVESTMENTS
HIGH YIELD PORTFOLIO   AS OF DECEMBER 31, 2017 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
		Telecommunications: 0.1%
107,759		West Corp. - TL 1L, 5.350%, (US0003M + 4.000%), 10/10/24	$108,290	0.1
		Total Bank Loans (Cost $4,176,344)	3,911,334	3.8
CONVERTIBLE BONDS/NOTES: 8.3%
		Communications: 1.2%
319,000	(1)	DISH Network Corp., 2.375%, 03/15/24	307,237	0.3
858,000		Other Securities	870,244	0.9
			1,177,481	1.2
		Consumer, Cyclical: 0.4%
310,000		KB Home, 1.375%, 02/01/19	380,912	0.4
58,000	(1)	Marriott Vacations Worldwide Corp., 1.500%, 09/15/22	65,069	0.0
			445,981	0.4
		Consumer, Non-cyclical: 3.6%
246,000		Emergent BioSolutions, Inc., 2.875%, 01/15/21	397,905	0.4
400,000		Jazz Investments I Ltd., 1.875%, 08/15/21	402,250	0.4
470,000		Wright Medical Group, Inc., 2.000%, 02/15/20	484,394	0.5
2,315,000		Other Securities	2,357,087	2.3
			3,641,636	3.6
		Energy: 0.4%
390,000		Other Securities	363,919	0.4
		Industrial: 0.9%
68,000	(1)	Air Transport Services Group, Inc., 1.125%, 10/15/24	70,380	0.1
410,000		Dycom Industries, Inc., 0.750%, 09/15/21	536,587	0.5
332,000		Other Securities	351,713	0.3
			958,680	0.9
		Technology: 1.8%
175,000	(1)	Microchip Technology, Inc., 1.625%, 02/15/27	205,953	0.2
90,000	(1)	Nice Systems, Inc., 1.250%, 01/15/24	111,319	0.1
190,000		ON Semiconductor Corp., 1.000%, 12/01/20	243,438	0.3
250,000	(1)	ON Semiconductor Corp., 1.625%, 10/15/23	309,219	0.3
90,000	(1)	Silicon Laboratories, Inc., 1.375%, 03/01/22	104,006	0.1
Principal Amount†				Value	Percentage of Net Assets
110,000	(1)		Synaptics, Inc., 0.500%, 06/15/22	$101,750	0.1
736,000			Other Securities	752,211	0.7
				1,827,896	1.8
			Total Convertible Bonds/Notes (Cost $7,811,380)	8,415,593	8.3
Shares				Value	Percentage of Net Assets
COMMON STOCK: 3.2%
			Consumer Discretionary: 0.5%
1,476	(1	),(4),(5)	Perseus Holding Corp.	—	—
28,153			Other Securities	537,638	0.5
				537,638	0.5
			Energy: 0.0%
424,562	(3	),(6)	Other Securities	7,494	0.0
			Financials: 0.2%
2,372			Other Securities	238,331	0.2
			Health Care: 0.9%
2,581			Aetna, Inc.	465,586	0.5
19,599	(6)		Other Securities	460,012	0.4
				925,598	0.9
			Industrials: 0.2%
7,898	(3	),(6)	Other Securities	138,979	0.2
			Information Technology: 0.4%
15,090	(6)		Other Securities	380,879	0.4
			Materials: 0.2%
1,808			Other Securities	199,458	0.2
			Real Estate: 0.8%
27,816			Forest City Realty Trust, Inc.	670,366	0.7
5,760	(6)		Other Securities	102,470	0.1
				772,836	0.8
			Total Common Stock (Cost $2,285,981)	3,201,213	3.2
PREFERRED STOCK: 1.6%
			Consumer Discretionary: —%
775	(1	),(4),(5)	Perseus Holding Corp.	—	—
			Financials: 1.5%
470	(5)		Bank of America Corp.	619,930	0.6
602	(5)		Wells Fargo & Co.	788,614	0.8
3,542	(6)		Other Securities	91,915	0.1
				1,500,459	1.5
See Accompanying Notes to Financial Statements

VY® PIONEER  SUMMARY PORTFOLIO OF INVESTMENTS
HIGH YIELD PORTFOLIO   AS OF DECEMBER 31, 2017 (CONTINUED)

Shares				Value	Percentage of Net Assets
			Health Care: 0.1%
269	(3	),(6)	Other Securities	$136,214	0.1
			Total Preferred Stock (Cost $1,621,566)	1,636,673	1.6
WARRANTS: —%
			Energy: —%
644	(3	),(6)	Other Securities	—	—
			Health Care: —%
252	(3	),(6)	Other Securities	—	—
			Total Warrants (Cost $—)	—	—
			Total Long-Term Investments (Cost $89,401,684)	92,325,996	90.8
Principal Amount†				Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 7.5%
			U.S. Treasury Bills: 6.8%
4,450,000			United States Treasury Bill, 0.570%, 01/04/18	4,449,721	4.4
2,500,000			United States Treasury Bill, 0.980%, 01/11/18	2,499,267	2.4
				6,948,988	6.8
Shares			Value	Percentage of Net Assets
		Mutual Funds: 0.7%
715,155	(7)	BlackRock Liquidity Funds, FedFund, Institutional Class, 1.170% (Cost $715,155)	$715,155	0.7
		Total Short-Term Investments (Cost $7,663,925)	7,664,143	7.5
		Total Investments in Securities (Cost $97,065,609)	$99,990,139	98.3
		Assets in Excess of Other Liabilities	1,721,710	1.7
		Net Assets	$101,711,849	100.0

  "Other Securities" represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2017.

  The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†  Unless otherwise indicated, principal amount is shown in USD.

(1)  Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(2)  The grouping contains securities in default.

(3)  The grouping contains Level 3 securities.

(4)  For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.

(5)  Non-income producing security.

(6)  The grouping contains non-income producing securities.

(7)  Rate shown is the 7-day yield as of December 31, 2017.

EUR  EU Euro

Reference Rate Abbreviations:

T-BILL 3MO  3-month U.S. Treasury Bill

US0003M  3-month LIBOR

See Accompanying Notes to Financial Statements

VY® PIONEER  SUMMARY PORTFOLIO OF INVESTMENTS
HIGH YIELD PORTFOLIO   AS OF DECEMBER 31, 2017 (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2017 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2017
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$537,638	$—	$—	$537,638
Energy	2,401	—	5,093	7,494
Financials	238,331	—	—	238,331
Health Care	925,598	—	—	925,598
Industrials	138,979	—	—	138,979
Information Technology	380,879	—	—	380,879
Materials	199,458	—	—	199,458
Real Estate	772,836	—	—	772,836
Total Common Stock	3,196,120	—	5,093	3,201,213
Preferred Stock	920,520	711,845	4,308	1,636,673
Warrants	—	—	—	—
Corporate Bonds/Notes	—	74,911,183	250,000	75,161,183
Bank Loans	—	3,911,334	—	3,911,334
Foreign Government Bonds	—	—	—	—
Convertible Bonds/Notes	—	8,415,593	—	8,415,593
Short-Term Investments	715,155	6,948,988	—	7,664,143
Total Investments, at fair value	$4,831,795	$94,898,943	$259,401	$99,990,139
Other Financial Instruments+
Centrally Cleared Swaps	—	79,050	—	79,050
Total Assets	$4,831,795	$94,977,993	$259,401	$100,069,189
Liabilities Table
Other Financial Instruments+
Centrally Cleared Swaps	$—	$(10,583)	$—	$(10,583)
Futures	(7,882)	—	—	(7,882)
Total Liabilities	$(7,882)	$(10,583)	$—	$(18,465)

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

+  Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

At December 31, 2017, the following futures contracts were outstanding for VY® Pioneer High Yield Portfolio:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Short Contracts
S&P 500 E-Mini	(19)	03/16/18	$(2,542,200)	$(7,882)
			$(2,542,200)	$(7,882)

See Accompanying Notes to Financial Statements

VY® PIONEER  SUMMARY PORTFOLIO OF INVESTMENTS
HIGH YIELD PORTFOLIO   AS OF DECEMBER 31, 2017 (CONTINUED)

At December 31, 2017, the following centrally cleared credit default swaps were outstanding for VY® Pioneer High Yield Portfolio:

Centrally Cleared Credit Default Swaps on Credit Indices — Sell Protection(1)

Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Financing Rate (%)	Payment Frequency	Termination Date	Notional Amount(2)		Fair Value(3)	Unrealized Appreciation/ (Depreciation)
CDX North American High Yield Index Series 23, Version 1	Sell	5.000	Quarterly	12/20/19	USD	1,078,963	$58,470	$(10,583)
CDX North American High Yield Index Series 25, Version 1	Sell	5.000	Quarterly	12/20/20	USD	2,003,050	133,189	79,050
							$191,659	$68,467

(1)  If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will generally either i) Pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or ii) Pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index.

(2)  The maximum amount of future payments (undiscounted) that a Portfolio as seller of protection could be required to make or receive as a buyer of credit protection under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

(3)  The fair values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Increasing fair values, in absolute terms, when compared to the notional amount of the agreement, represent a deterioration of the referenced obligation's credit soundness and a greater likelihood or risk of default or other credit event occurring.

Currency Abbreviations

USD — United States Dollar

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2017 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Credit contracts	Net Assets — Unrealized appreciation*	$79,050
Total Asset Derivatives		$79,050
Liability Derivatives
Credit contracts	Net Assets — Unrealized depreciation*	$10,583
Equity contracts	Net Assets — Unrealized depreciation**	7,882
Total Liability Derivatives		$18,465

*  Includes cumulative appreciation/depreciation of centrally cleared swaps as reported in the table following the Portfolio of Investments. Only current day's variation margin receivable/payable is shown on the Statement of Assets and Liabiliites.

**  Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

The effect of derivative instruments on the Portfolio's Statement of Operations for the year ended December 31, 2017 was as follows:

	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Total
Credit Contract	$—	$115,390	$115,390
Equity contracts	(384,556)	—	(384,556)
Total	$(384,556)	$115,390	$(269,166)
	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Total
Credit contracts	$—	$(33,666)	$(33,666)
Equity contracts	(38,144)	—	(38,144)
Total	$(38,144)	$(33,666)	$(71,810)

*  Amounts recognized for purchased options are included in net realized gain (loss) on investments and net change in unrealized appreciation or depreciation on investments.

See Accompanying Notes to Financial Statements

VY® PIONEER  SUMMARY PORTFOLIO OF INVESTMENTS
HIGH YIELD PORTFOLIO   AS OF DECEMBER 31, 2017 (CONTINUED)

At December 31, 2017, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at period end were:

Cost for federal income tax purposes was $97,477,650.

Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$4,691,221
Gross Unrealized Depreciation	(1,998,793)
Net Unrealized Appreciation	$2,692,428

See Accompanying Notes to Financial Statements

VY® T. ROWE PRICE DIVERSIFIED  SUMMARY PORTFOLIO OF INVESTMENTS
MID CAP GROWTH PORTFOLIO   AS OF DECEMBER 31, 2017

Shares				Value	Percentage of Net Assets
COMMON STOCK: 98.6%
			Consumer Discretionary: 15.2%
7,500	(1)		Autozone, Inc.	$5,335,275	0.5
51,300	(1)		Burlington Stores, Inc.	6,311,439	0.6
89,900			Dollar General Corp.	8,361,599	0.8
64,100	(1)		Dollar Tree, Inc.	6,878,571	0.7
87,400			Dunkin' Brands Group, Inc.	5,634,678	0.6
25,400	(1)		O'Reilly Automotive, Inc.	6,109,716	0.6
124,200			Ross Stores, Inc.	9,967,050	1.0
1,780,440	(2	),(3)	Other Securities	105,312,907	10.4
				153,911,235	15.2
			Consumer Staples: 5.8%
122,800			Church & Dwight Co., Inc.	6,160,876	0.6
40,400			Clorox Co.	6,009,096	0.6
58,000			Dr Pepper Snapple Group, Inc.	5,629,480	0.6
56,900			Hershey Co.	6,458,719	0.7
52,800			McCormick & Co., Inc.	5,380,848	0.5
556,300	(3)		Other Securities	28,485,603	2.8
				58,124,622	5.8
			Energy: 1.7%
408,360	(2	),(3),(4)	Other Securities	17,279,525	1.7
			Financials: 8.0%
53,933			Cboe Global Markets, Inc.	6,719,512	0.7
73,100			First Republic Bank	6,333,384	0.6
36,700			Moody's Corp.	5,417,287	0.5
162,800			Progressive Corp.	9,168,896	0.9
861,271	(3)		Other Securities	53,135,835	5.3
				80,774,914	8.0
			Health Care: 13.8%
63,700	(1)		BioMarin Pharmaceutical, Inc.	5,680,129	0.6
54,000	(1)		Centene Corp.	5,447,520	0.5
33,200			Cooper Cos., Inc.	7,233,616	0.7
147,600	(1)		Hologic, Inc.	6,309,900	0.6
35,300	(1)		Idexx Laboratories, Inc.	5,520,214	0.5
28,600	(1)		Illumina, Inc.	6,248,814	0.6
60,200	(1)		Incyte Corp., Ltd.	5,701,542	0.6
107,850			Zoetis, Inc.	7,769,514	0.8
1,334,111	(2	),(3)	Other Securities	89,823,592	8.9
				139,734,841	13.8
			Industrials: 18.7%
45,987			Equifax, Inc.	5,422,787	0.5
54,700			Harris Corp.	7,748,255	0.8
Shares				Value	Percentage of Net Assets
60,500	(1)		Verisk Analytics, Inc.	$5,808,000	0.6
2,402,615	(2	),(3)	Other Securities	170,137,683	16.8
				189,116,725	18.7
			Information Technology: 26.5%
86,000			Amphenol Corp.	7,550,800	0.7
134,179	(1)		Atlassian Corp. PLC	6,107,828	0.6
75,200			CDK Global, Inc.	5,360,256	0.5
20,100	(1)		CoStar Group, Inc.	5,968,695	0.6
93,800			Fidelity National Information Services, Inc.	8,825,642	0.9
69,500	(1)		Fiserv, Inc.	9,113,535	0.9
28,700	(1)		FleetCor Technologies, Inc.	5,522,741	0.5
60,300			Global Payments, Inc.	6,044,472	0.6
58,800			KLA-Tencor Corp.	6,178,116	0.6
255,948			Marvell Technology Group Ltd.	5,495,203	0.5
106,900			Microchip Technology, Inc.	9,394,372	0.9
105,500	(1)		Microsemi Corp.	5,449,075	0.5
56,900	(1)		Red Hat, Inc.	6,833,690	0.7
61,900	(1)		ServiceNow, Inc.	8,071,141	0.8
69,000			Skyworks Solutions, Inc.	6,551,550	0.7
239,000			Symantec Corp.	6,706,340	0.7
118,000	(1	),(5)	Vantiv, Inc.	8,678,900	0.9
54,100	(1	),(5)	VeriSign, Inc.	6,191,204	0.6
57,847	(1)		Workday, Inc.	5,885,354	0.6
79,000			Xilinx, Inc.	5,326,180	0.5
2,408,308	(2	),(3),(4)	Other Securities	132,875,911	13.2
				268,131,005	26.5
			Materials: 5.2%
174,800			Ball Corp.	6,616,180	0.6
64,900			Vulcan Materials Co.	8,331,213	0.8
699,329	(2	),(3)	Other Securities	37,945,312	3.8
				52,892,705	5.2
			Real Estate: 2.8%
53,650	(1)		SBA Communications Corp.	8,764,264	0.9
552,601	(2	),(3),(4)	Other Securities	19,256,312	1.9
				28,020,576	2.8
			Telecommunication Services: 0.3%
65,600	(3)		Other Securities	2,414,080	0.3
			Utilities: 0.6%
123,300			Other Securities	5,796,725	0.6
			Total Common Stock (Cost $695,963,491)	996,196,953	98.6

See Accompanying Notes to Financial Statements

VY® T. ROWE PRICE DIVERSIFIED  SUMMARY PORTFOLIO OF INVESTMENTS
MID CAP GROWTH PORTFOLIO   AS OF DECEMBER 31, 2017 (CONTINUED)

Shares				Value	Percentage of Net Assets
PREFERRED STOCK: 1.3%
			Consumer Discretionary: 0.1%
7,415	(3	),(4)	Other Securities	$877,739	0.1
			Information Technology: 0.7%
533,210	(3	),(4)	Other Securities	7,555,767	0.7
			Real Estate: 0.5%
103,987	(3	),(4)	Other Securities	4,767,804	0.5
			Total Preferred Stock (Cost $7,738,124)	13,201,310	1.3
			Total Long-Term Investments (Cost $703,701,615)	1,009,398,263	99.9
Principal Amount†				Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 3.3%
			Securities Lending Collateral(6): 3.2%
7,744,016			Cantor Fitzgerald, Repurchase Agreement dated 12/29/17, 1.41%, due 01/02/18 (Repurchase Amount $7,745,213, collateralized by various U.S. Government\U.S. Government Agency Obligations, 0.000%-8.500%, Market Value plus accrued interest $7,898,896, due 01/31/18-06/20/63)	$7,744,016	0.8
1,629,036			Daiwa Capital Markets, Repurchase Agreement dated 12/29/17, 1.43%, due 01/02/18 (Repurchase Amount $1,629,291, collateralized by various U.S. Government\U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $1,661,617, due 01/11/18-12/01/51)	1,629,036	0.1
Principal Amount†		Value	Percentage of Net Assets
7,744,016	Millenium Fixed Income Ltd., Repurchase Agreement dated 12/29/17, 1.44%, due 01/02/18 (Repurchase Amount $7,745,238, collateralized by various U.S. Government Securities, 2.875%-3.625%, Market Value plus accrued interest $7,898,897, due 02/15/43-02/15/44)	$7,744,016	0.8
7,744,016	NBC Global Finance Ltd., Repurchase Agreement dated 12/29/17, 1.50%, due 01/02/18 (Repurchase Amount $7,745,289, collateralized by various U.S. Government Securities, 0.750%-2.250%, Market Value plus accrued interest $7,898,897, due 09/30/18-09/09/49)	7,744,016	0.8
7,744,016	State of Wisconsin Investment Board, Repurchase Agreement dated 12/29/17, 1.63%, due 01/02/18 (Repurchase Amount $7,745,399, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $7,959,064, due 01/15/19-02/15/46)	7,744,016	0.7
		32,605,100	3.2

See Accompanying Notes to Financial Statements

VY® T. ROWE PRICE DIVERSIFIED  SUMMARY PORTFOLIO OF INVESTMENTS
MID CAP GROWTH PORTFOLIO   AS OF DECEMBER 31, 2017 (CONTINUED)

Shares			Value	Percentage of Net Assets
		Mutual Funds: 0.1%
363,001	(7)	T. Rowe Price Reserve Investment Fund, 1.247% (Cost $363,001)	$363,001	0.1
		Total Short-Term Investments (Cost $32,968,101)	32,968,101	3.3
		Total Investments in Securities (Cost $736,669,716)	$1,042,366,364	103.2
		Liabilities in Excess of Other Assets	(32,028,447)	(3.2)
		Net Assets	$1,010,337,917	100.0

  "Other Securities" represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2017.

  The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†  Unless otherwise indicated, principal amount is shown in USD.

(1)  Non-income producing security.

(2)  The grouping contains securities on loan.

(3)  The grouping contains non-income producing securities.

(4)  The grouping contains Level 3 securities.

(5)  Security, or a portion of the security, is on loan.

(6)  Represents securities purchased with cash collateral received for securities on loan.

(7)  Rate shown is the 7-day yield as of December 31, 2017.

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2017 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2017
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$153,911,235	$—	$—	$153,911,235
Consumer Staples	58,124,622	—	—	58,124,622
Energy	15,307,292	—	1,972,233	17,279,525
Financials	80,774,914	—	—	80,774,914
Health Care	139,734,841	—	—	139,734,841
Industrials	189,116,725	—	—	189,116,725
Information Technology	267,384,493	—	746,512	268,131,005
Materials	52,892,705	—	—	52,892,705
Real Estate	27,182,621	—	837,955	28,020,576
Telecommunication Services	2,414,080	—	—	2,414,080
Utilities	5,796,725	—	—	5,796,725
Total Common Stock	992,640,253	—	3,556,700	996,196,953
Preferred Stock	—	—	13,201,310	13,201,310
Short-Term Investments	363,001	32,605,100	—	32,968,101
Total Investments, at fair value	$993,003,254	$32,605,100	$16,758,010	$1,042,366,364

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at December 31, 2017.

Investments, at fair value	Fair Value at December 31, 2017	Valuation Technique(s)	Unobservable Inputs	Range		Impact to Valuation from an Increase in Input**
Common Stock
Dropbox, Inc. - Class A	$518,226	Recent Comparable Transaction Price/ Market Comparable	Discount Factor*	—		n/a
			Enterprise Value to Sales Multiple	5.1	x-6.3x	Increase
			Discount for Lack of Marketability	10%		Decrease
			Enterprise Value to Gross Profit	6.6	x	Increase
			Sales Growth Rate	30	%-40%	Increase
			Gross Profit Growth Rate	30	%-40%	Increase

See Accompanying Notes to Financial Statements

VY® T. ROWE PRICE DIVERSIFIED  SUMMARY PORTFOLIO OF INVESTMENTS
MID CAP GROWTH PORTFOLIO   AS OF DECEMBER 31, 2017 (CONTINUED)

Investments, at fair value	Fair Value at December 31, 2017	Valuation Technique(s)	Unobservable Inputs	Range		Impact to Valuation from an Increase in Input**
Dropbox, Inc. - Class B	$228,286	Recent Comparable Transaction Price/ Market Comparable	Discount Factor*	—		n/a
			Enterprise Value to Sales Multiple	5.1	x-6.3x	Increase
			Discount for Lack of Marketability	10%		Decrease
			Enterprise Value to Gross Profit	6.6	x	Increase
			Sales Growth Rate	30	%-40%	Increase
			Gross Profit Growth Rate	30	%-40%	Increase
Venture Global LNG, Inc., Series C	1,972,233	Recent Comparable Transaction Price	Transaction price	—		n/a
WeWork Companies, Inc., Class A	837,955	Recent Comparable Transaction Price	Discount Factor*	—		n/a
Total Common Stock	$3,556,700
Preferred Stock
AirBNB, Inc. - Series D	$3,791,366	Recent Comparable Transaction Price/ Market Comparable	Discount Factor*	—		n/a
			Enterprise Value to Sales Multiple	5.3	x	Increase
			Discount for Lack of Marketability	10%		Decrease
			Enterprise Value to Gross Profit	7.3	x	Increase
			Sales Growth Rate	40%		Increase
			Gross Profit Growth Rate	40%		Increase
AirBNB, Inc. - Series E	435,309	Recent Comparable Transaction Price/ Market Comparable	Discount Factor*	—		n/a
			Enterprise Value to Sales Multiple	5.3	x	Increase
			Discount for Lack of Marketability	10%		Decrease
			Enterprise Value to Gross Profit	7.3	x	Increase
			Sales Growth Rate	40%		Increase
			Gross Profit Growth Rate	40%		Increase
Dropbox, Inc. - Series A	283,487	Recent Comparable Transaction Price/ Market Comparable	Discount Factor*	—		n/a
			Enterprise Value to Sales Multiple	5.1	x-6.3x	Increase
			Discount for Lack of Marketability	10%		Decrease
			Enterprise Value to Gross Profit	6.6	x	Increase
			Sales Growth Rate	30	%-40%	Increase
			Gross Profit Growth Rate	30	%-40%	Increase

See Accompanying Notes to Financial Statements

VY® T. ROWE PRICE DIVERSIFIED  SUMMARY PORTFOLIO OF INVESTMENTS
MID CAP GROWTH PORTFOLIO   AS OF DECEMBER 31, 2017 (CONTINUED)

Investments, at fair value	Fair Value at December 31, 2017	Valuation Technique(s)	Unobservable Inputs	Range		Impact to Valuation from an Increase in Input**
Dropbox, Inc. - Series A-1	$1,392,565	Recent Comparable Transaction Price/ Market Comparable	Discount Factor*	—		n/a
			Enterprise Value to Sales Multiple	5.1	x-6.3x	Increase
			Discount for Lack of Marketability	10%		Decrease
			Enterprise Value to Gross Profit	6.6	x	Increase
			Sales Growth Rate	30	%-40%	Increase
			Gross Profit Growth Rate	30	%-40%	Increase
Flipkart Online Services Pvt. Ltd., - Series G	877,739	Recent Comparable Transaction Price	Discount Factor*	—		n/a
Tanium, Inc.- Series G	1,653,040	Recent Comparable Transaction Price/ Market Comparable	Discount Factor*	—		n/a
			Sales Growth Rate	60%		Increase
			Enterprise Value to Sales Multiple	5.3	x	Increase
			Discount for Lack of Marketability	10%		Decrease
WeWork Companies, Inc. - Series D-1	2,035,556	Recent Comparable Transaction Price	Discount Factor*	—		n/a
WeWork Companies, Inc. - Series D-2	1,599,340	Recent Comparable Transaction Price	Discount Factor*	—		n/a
WeWork Companies, Inc. - Series E	1,132,908	Recent Comparable Transaction Price	Discount Factor*	—		n/a
Total Preferred Stock	$13,201,310

*  No quantitative unobservable inputs were significant to the fair valuation determination at December 31, 2017.

**  Represents the directional change in the fair value of the Level 3 investment(s) that would result from an increase in the corresponding input. A decrease in the unobservable input would have the opposite effect. Significant increases and decreases in these inputs in isolation could result in significantly higher or lower fair value measurements.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio's assets and liabilities during the year ended December 31, 2017:

	Beginning Balance 12/31/16	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)*	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance 12/31/17
Asset Table
Investments, at fair value Common Stock	$1,477,047	$1,972,233	$(436,396)	$—	$296,144	$247,672	$—	$—	$3,556,700
Preferred Stock	11,044,890	—	(167,412)	—	(5,522)	2,329,354	—	—	13,201,310
Total Investments, at value	$12,521,937	$1,972,233	$(603,808)	$—	$290,622	$2,577,026	$—	$—	$16,758,010

*  As of December 31, 2017, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $4,236,075.

At December 31, 2017, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at period end were:

Cost for federal income tax purposes was $740,942,721.

Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$315,279,715
Gross Unrealized Depreciation	(13,856,072)
Net Unrealized Appreciation	$301,423,643

See Accompanying Notes to Financial Statements

VY® T. ROWE PRICE  SUMMARY PORTFOLIO OF INVESTMENTS
GROWTH EQUITY PORTFOLIO  AS OF DECEMBER 31, 2017

Shares				Value	Percentage of Net Assets
COMMON STOCK: 97.7%
			Consumer Discretionary: 16.7%
90,569	(1)		Amazon.com, Inc.	$105,917,728	6.1
784,769	(1)		Caesars Entertainment Corp.	9,927,328	0.6
78,700	(1)		Netflix, Inc.	15,107,252	0.9
37,559	(1)		The Priceline Group, Inc.	65,267,777	3.7
69,189	(1	),(2)	Tesla, Inc.	21,541,995	1.2
163,100			Yum! Brands, Inc.	13,310,591	0.8
736,920	(3	),(4),(5)	Other Securities	58,656,672	3.4
				289,729,343	16.7
			Consumer Staples: 2.2%
222,063			Philip Morris International, Inc.	23,460,956	1.4
205,891			Other Securities	14,546,940	0.8
				38,007,896	2.2
			Financials: 5.9%
94,100			Chubb Ltd.	13,750,833	0.8
215,200			Intercontinental Exchange, Inc.	15,184,512	0.9
173,900			JPMorgan Chase & Co.	18,596,866	1.0
429,900			Morgan Stanley	22,556,853	1.3
364,876			TD Ameritrade Holding Corp.	18,656,110	1.1
149,190			Other Securities	13,852,786	0.8
				102,597,960	5.9
			Health Care: 15.3%
154,994	(1)		Alexion Pharmaceuticals, Inc.	18,535,733	1.1
83,200			Anthem, Inc.	18,720,832	1.1
134,967			Becton Dickinson & Co.	28,891,036	1.6
88,095			Cigna Corp.	17,891,214	1.0
65,100	(1)		Intuitive Surgical, Inc.	23,757,594	1.4
167,800			Stryker Corp.	25,982,152	1.5
180,000			UnitedHealth Group, Inc.	39,682,800	2.3
166,533	(1)		Vertex Pharmaceuticals, Inc.	24,956,635	1.4
578,196	(4)		Other Securities	68,099,277	3.9
				266,517,273	15.3
Shares				Value	Percentage of Net Assets
			Industrials: 11.2%
91,269			Acuity Brands, Inc.	$16,063,344	0.9
438,500			American Airlines Group, Inc.	22,815,155	1.3
154,142			Boeing Co.	45,458,017	2.6
116,628			Equifax, Inc.	13,752,774	0.8
181,721			Fortive Corp.	13,147,514	0.8
123,200			Honeywell International, Inc.	18,893,952	1.1
78,400			Illinois Tool Works, Inc.	13,081,040	0.8
61,132			Roper Technologies, Inc.	15,833,188	0.9
540,911	(3	),(4)	Other Securities	34,898,688	2.0
				193,943,672	11.2
			Information Technology: 41.3%
273,664	(1)		Alibaba Group Holding Ltd. ADR	47,187,883	2.7
41,350	(1)		Alphabet, Inc. - Class A	43,558,090	2.5
46,671	(1)		Alphabet, Inc. - Class C	48,836,534	2.8
633,578			Apple, Inc.	107,220,405	6.2
143,600	(1)		Electronic Arts, Inc.	15,086,616	0.9
400,469	(1)		Facebook, Inc.	70,666,760	4.0
103,028	(1)		Fiserv, Inc.	13,510,062	0.8
150,700			Intuit, Inc.	23,777,446	1.4
220,900			Mastercard, Inc. - Class A	33,435,424	1.9
869,100			Microsoft Corp.	74,342,814	4.3
368,414	(1)		PayPal Holdings, Inc.	27,122,639	1.5
211,464	(1)		Salesforce.com, Inc.	21,617,965	1.2
108,595	(1)		ServiceNow, Inc.	14,159,702	0.8
785,212			Symantec Corp.	22,033,049	1.3
425,300			Tencent Holdings Ltd.	22,012,658	1.3
229,400	(1	),(2)	Vantiv, Inc.	16,872,370	1.0
382,000			Visa, Inc. - Class A	43,555,640	2.5
158,380	(1	),(2)	VMware, Inc.	19,848,181	1.1
124,340	(1)		Workday, Inc.	12,650,352	0.7
230,657			Xilinx, Inc.	15,550,895	0.9
361,543	(3	),(4),(5)	Other Securities	25,953,285	1.5
				718,998,770	41.3

See Accompanying Notes to Financial Statements

VY® T. ROWE PRICE  SUMMARY PORTFOLIO OF INVESTMENTS
GROWTH EQUITY PORTFOLIO  AS OF DECEMBER 31, 2017 (CONTINUED)

Shares				Value	Percentage of Net Assets
			Real Estate: 2.9%
101,700			American Tower Corp.	$14,509,539	0.8
296,030			Crown Castle International Corp.	32,862,290	1.9
8,538	(4	),(5)	Other Securities	3,136,327	0.2
				50,508,156	2.9
			Telecommunication Services: 0.5%
139,400	(4)		Other Securities	8,853,294	0.5
			Utilities: 1.7%
81,300			NextEra Energy, Inc.	12,698,247	0.7
174,929			Other Securities	17,180,468	1.0
				29,878,715	1.7
			Total Common Stock (Cost $1,221,542,099)	1,699,035,079	97.7
PREFERRED STOCK: 1.4%
			Consumer Discretionary: 0.2%
30,940	(4	),(5)	Other Securities	3,756,394	0.2
			Information Technology: 1.1%
372,138	(4	),(5)	Other Securities	19,005,135	1.1
			Real Estate: 0.1%
45,554	(4	),(5)	Other Securities	2,088,651	0.1
			Total Preferred Stock (Cost $18,614,291)	24,850,180	1.4
Principal Amount†				Value	Percentage of Net Assets
CONVERTIBLE BONDS/NOTES: 0.3%
			Consumer, Cyclical: 0.3%
2,259,785			Caesars Entertainment Corp., 5.000%, 10/01/24	$4,382,571	0.3
			Total Convertible Bonds/Notes (Cost $4,204,151)	4,382,571	0.3
			Total Long-Term Investments (Cost $1,244,360,541)	1,728,267,830	99.4
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 3.8%
	Securities Lending Collateral(6): 3.7%
12,071,162	Bank of Nova Scotia/New York, Repurchase Agreement dated 12/29/17, 1.36%, due 01/02/18 (Repurchase Amount $12,072,961, collateralized by various U.S. Government Securities, 0.125%-3.625%, Market Value plus accrued interest $12,314,447, due 01/31/19- 09/09/49)	$12,071,162	0.7
15,196,497	Cantor Fitzgerald, Repurchase Agreement dated 12/29/17, 1.41%, due 01/02/18 (Repurchase Amount $15,198,845, collateralized by various U.S. Government\U.S. Government Agency Obligations, 0.000%-8.500%, Market Value plus accrued interest $15,500,427, due 01/31/18-06/20/63)	15,196,497	0.9
15,196,497	Daiwa Capital Markets, Repurchase Agreement dated 12/29/17, 1.43%, due 01/02/18 (Repurchase Amount $15,198,878, collateralized by various U.S. Government\U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $15,500,427, due 01/11/18-12/01/51)	15,196,497	0.9

See Accompanying Notes to Financial Statements

VY® T. ROWE PRICE  SUMMARY PORTFOLIO OF INVESTMENTS
GROWTH EQUITY PORTFOLIO  AS OF DECEMBER 31, 2017 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets
	Securities Lending Collateral(6) (continued)
6,322,178	Millenium Fixed Income Ltd., Repurchase Agreement dated 12/29/17, 1.44%, due 01/02/18 (Repurchase Amount $6,323,176, collateralized by various U.S. Government Securities, 2.875%-3.625%, Market Value plus accrued interest $6,448,622, due 02/15/43- 02/15/44)	$6,322,178	0.3
15,196,497	State of Wisconsin Investment Board, Repurchase Agreement dated 12/29/17, 1.63%, due 01/02/18 (Repurchase Amount $15,199,212, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $15,618,497, due 01/15/19-02/15/46)	15,196,497	0.9
		63,982,831	3.7
Shares			Value	Percentage of Net Assets
		Mutual Funds: 0.1%
2,951,680	(7)	T. Rowe Price Reserve Investment Fund, 1.247% (Cost $2,951,680)	$2,951,680	0.1
		Total Short-Term Investments (Cost $66,934,511)	66,934,511	3.8
		Total Investments in Securities (Cost $1,311,295,052)	$1,795,202,341	103.2
		Liabilities in Excess of Other Assets	(56,127,012)	(3.2)
		Net Assets	$1,739,075,329	100.0

  "Other Securities" represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2017.

  The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†  Unless otherwise indicated, principal amount is shown in USD.

ADR  American Depositary Receipt

(1)  Non-income producing security.

(2)  Security, or a portion of the security, is on loan.

(3)  The grouping contains securities on loan.

(4)  The grouping contains non-income producing securities.

(5)  The grouping contains Level 3 securities.

(6)  Represents securities purchased with cash collateral received for securities on loan.

(7)  Rate shown is the 7-day yield as of December 31, 2017.

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2017 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2017
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$289,504,207	$—	$225,136	$289,729,343
Consumer Staples	28,274,300	9,733,596	—	38,007,896
Financials	102,597,960	—	—	102,597,960
Health Care	266,517,273	—	—	266,517,273
Industrials	193,943,672	—	—	193,943,672
Information Technology	695,307,566	22,012,658	1,678,546	718,998,770
Real Estate	50,425,626	—	82,530	50,508,156
Telecommunication Services	8,853,294	—	—	8,853,294
Utilities	29,878,715	—	—	29,878,715
Total Common Stock	1,665,302,613	31,746,254	1,986,212	1,699,035,079

See Accompanying Notes to Financial Statements

VY® T. ROWE PRICE  SUMMARY PORTFOLIO OF INVESTMENTS
GROWTH EQUITY PORTFOLIO  AS OF DECEMBER 31, 2017 (CONTINUED)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2017
Preferred Stock	$—	$—	$24,850,180	$24,850,180
Convertible Bonds/Notes	—	4,382,571	—	4,382,571
Short-Term Investments	2,951,680	63,982,831	—	66,934,511
Total Investments, at fair value	$1,668,254,293	$100,111,656	$26,836,392	$1,795,202,341

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

#  The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio's investments are categorized as Level 2 investments.

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at December 31, 2017:

Investments, at fair value	Fair Value at December 31, 2017	Valuation Technique(s)	Unobservable Inputs	Range		Impact to Valuation from an Increase in Input**
Common Stock
Dropbox, Inc. - Class A	$1,678,546	Recent Comparable Transaction Price/ Market Comparable	Discount Factor*	—		n/a
			Enterprise Value to Sales Multiple	5.1	x-6.3x	Increase
			Discount for Lack of Marketability	10%		Decrease
			Enterprise Value to Gross Profit	6.6	x	Increase
			Sales Growth Rate	30	%-40%	Increase
			Gross Profit Growth Rate	30	%-40%	Increase
Flipkart Online Services Pvt. Ltd.	225,136	Recent Comparable Transaction Price	Discount Factor*	—		n/a
WeWork Companies, Inc., - Class A	82,530	Recent Comparable Transaction Price	Discount Factor*	—		n/a
Total Common Stock	$1,986,212
Preferred Stock
AirBNB, Inc. - Series D	6,934,159	Recent Comparable Transaction Price/ Market Comparable	Discount Factor*	—		n/a
			Enterprise Value to Sales Multiple	5.3	x	Increase
			Discount for Lack of Marketability	10%		Decrease
			Enterprise Value to Gross Profit	7.3	x	Increase
			Sales Growth Rate	40%		Increase
			Gross Profit Growth Rate	40%		Increase
AirBNB, Inc. - Series E	1,879,589	Recent Comparable Transaction Price/ Market Comparable	Discount Factor*	—		n/a
			Enterprise Value to Sales Multiple	5.3	x	Increase
			Discount for Lack of Marketability	10%		Decrease
			Enterprise Value to Gross Profit	7.3	x	Increase
			Sales Growth Rate	40%		Increase
			Gross Profit Growth Rate	40%		Increase
Flipkart Online Services Pvt. Ltd., - Series A	76,816	Recent Comparable Transaction Price	Discount Factor*	—		n/a

See Accompanying Notes to Financial Statements

VY® T. ROWE PRICE  SUMMARY PORTFOLIO OF INVESTMENTS
GROWTH EQUITY PORTFOLIO  AS OF DECEMBER 31, 2017 (CONTINUED)

Investments, at fair value	Fair Value at December 31, 2017	Valuation Technique(s)	Unobservable Inputs	Range	Impact to Valuation from an Increase in Input**
Flipkart Online Services Pvt. Ltd., - Series C $135,778	Recent Comparable	Transaction Price	Discount Factor*	—	n/a
Flipkart Online Services Pvt. Ltd., - Series E	252,396	Recent Comparable Transaction Price	Discount Factor*	—	n/a
Flipkart Online Services Pvt. Ltd., - Series G	1,640,419	Recent Comparable Transaction Price	Discount Factor*	—	n/a
Flipkart Online Services Pvt. Ltd., - Series H	1,650,985	Recent Comparable Transaction Price	Discount Factor*	—	n/a
Magic Leap, Inc., Series C	2,523,393	Recent Comparable Transaction Price	Discount Factor*	—	n/a
Magic Leap, Inc., Series D	1,673,163	Recent Comparable Transaction Price	Discount Factor*	—	n/a
Uber Technologies, Inc. - Series G	2,530,124	Recent Comparable Transaction Price	Discount Factor*	—	n/a
WeWork Companies, Inc. - Series E	2,088,651	Recent Comparable Transaction Price	Discount Factor*	—	n/a
Xiaoju Kuaizhi, Inc., Series A-17	3,464,707	Recent Comparable Transaction Price	Discount Factor*	—	n/a
Total Preferred Stock	$24,850,180

*  No quantitative unobservable inputs were significant to the fair valuation determination at December 31, 2017.

**  Represents the directional change in the fair value of the Level 3 investment(s) that would result from an increase in the corresponding input. A decrease in the unobservable input would have the opposite effect. Significant increases and decreases in these inputs in isolation could result in significantly higher or lower fair value measurements.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio's assets and liabilities during the year ended December 31, 2017:

	Beginning Balance 12/31/16	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)*	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance 12/31/17
Asset Table
Investments, at fair value Common Stock	$1,827,749	$—	$(42,906)	$—	$(14,438)	$215,807	$—	$—	$1,986,212
Preferred Stock	23,579,639	1,673,163	(2,474,703)	—	(713,981)	2,786,062	—	—	24,850,180
Total Investments, at value	$25,407,388	$1,673,163	$(2,517,609)	$—	$(728,419)	$3,001,869	$—	$—	$26,836,392

*  As of December 31, 2017, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $3,850,970.

At December 31, 2017, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at period end were:

Cost for federal income tax purposes was $1,314,220,269.

Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$494,776,065
Gross Unrealized Depreciation	(13,796,556)
Net Unrealized Appreciation	$480,979,509

See Accompanying Notes to Financial Statements

VY® TEMPLETON   SUMMARY PORTFOLIO OF INVESTMENTS
FOREIGN EQUITY PORTFOLIO  AS OF DECEMBER 31, 2017

Shares				Value	Percentage of Net Assets
COMMON STOCK: 98.2%
			Canada: 2.2%
460,200	(1)		Husky Energy, Inc.	$6,498,449	1.1
676,810			Other Securities	7,018,730	1.1
				13,517,179	2.2
			China: 7.1%
36,110	(1)		Baidu, Inc. ADR	8,457,323	1.3
2,585,000			China Life Insurance Co., Ltd.	8,061,357	1.3
729,000			China Mobile Ltd.	7,371,680	1.2
21,246,000			China Telecom Corp., Ltd.	10,077,196	1.6
3,856,800			Other Securities	10,590,843	1.7
				44,558,399	7.1
			France: 9.3%
306,996			AXA S.A.	9,097,259	1.4
155,207			BNP Paribas	11,545,601	1.8
121,133			Cie de Saint-Gobain	6,666,687	1.1
47,171			Cie Generale des Etablissements Michelin	6,748,041	1.1
108,732			Sanofi	9,360,926	1.5
284,240			Veolia Environnement	7,247,865	1.2
273,851			Other Securities	7,773,226	1.2
				58,439,605	9.3
			Germany: 11.3%
87,212			Bayer AG	10,837,213	1.7
73,732			HeidelbergCement AG	7,950,161	1.3
391,745	(1)		Infineon Technologies AG	10,668,836	1.7
187,470	(2)		Innogy SE	7,336,939	1.2
111,924			Lanxess	8,872,120	1.4
83,268			Merck KGaA	8,937,697	1.4
69,071			Siemens AG	9,563,384	1.5
65,992	(3	),(4)	Other Securities	6,660,522	1.1
				70,826,872	11.3
			Hong Kong: 3.6%
973,900			AIA Group Ltd.	8,283,650	1.3
228,400			CK Hutchison Holdings Ltd. ADR	2,867,562	0.5
485,640			CK Hutchison Holdings Ltd.	6,085,216	1.0
583,140			Other Securities	5,083,330	0.8
				22,319,758	3.6
			India: 1.8%
413,798			Housing Development Finance Corp.	11,080,951	1.8
Shares			Value	Percentage of Net Assets
		Ireland: 0.3%
227,200	(4)	Other Securities	$1,934,133	0.3
		Israel: 1.0%
339,858	(5)	Teva Pharmaceutical Industries Ltd. ADR	6,440,309	1.0
		Italy: 1.5%
571,066		ENI S.p.A.	9,449,942	1.5
		Japan: 12.7%
522,200		Inpex Corp.	6,499,312	1.0
277,700		Mitsui Fudosan Co., Ltd.	6,210,893	1.0
133,800		Omron Corp.	7,958,284	1.3
646,600		Panasonic Corp.	9,436,427	1.5
24,300		Ryohin Keikaku Co., Ltd.	7,564,325	1.2
135,100		SoftBank Group Corp.	10,695,945	1.7
192,800		Sumitomo Metal Mining Co., Ltd.	8,820,655	1.4
240,400		Suntory Beverage & Food Ltd.	10,690,557	1.7
598,400	(3)	Other Securities	11,874,479	1.9
			79,750,877	12.7
		Luxembourg: 1.0%
392,554	(1)	SES S.A. - Luxembourg	6,127,769	1.0
		Netherlands: 5.0%
510,931		Royal Dutch Shell PLC - Class B	17,205,071	2.7
374,301		SBM Offshore NV	6,588,352	1.1
180,836	(4)	Other Securities	7,649,281	1.2
			31,442,704	5.0
		Norway: 2.4%
475,788		Telenor ASA	10,185,097	1.6
109,447		Other Securities	5,025,188	0.8
			15,210,285	2.4
		Portugal: 1.0%
338,807		Galp Energia SGPS SA	6,224,800	1.0
		Singapore: 3.3%
334,182		DBS Group Holdings Ltd.	6,181,124	1.0
3,347,000		Singapore Telecommunications Ltd.	8,923,526	1.4
282,900		Other Securities	5,576,813	0.9
			20,681,463	3.3
See Accompanying Notes to Financial Statements

VY® TEMPLETON   SUMMARY PORTFOLIO OF INVESTMENTS
FOREIGN EQUITY PORTFOLIO  AS OF DECEMBER 31, 2017 (CONTINUED)

Shares				Value	Percentage of Net Assets
			South Korea: 5.9%
171,216			Hana Financial Group, Inc.	$7,958,368	1.3
114,480			KB Financial Group, Inc. ADR	6,698,225	1.0
16,291			Samsung Electronics Co., Ltd. GDR	19,291,875	3.1
13,043			Other Securities	3,204,249	0.5
				37,152,717	5.9
			Sweden: 0.9%
645,988	(3	),(4)	Other Securities	5,605,407	0.9
			Switzerland: 5.2%
74,580			Novartis AG	6,276,094	1.0
43,811			Roche Holding AG	11,077,846	1.8
547,076			UBS Group AG	10,051,295	1.6
61,380	(4)		Other Securities	5,366,242	0.8
				32,771,477	5.2
			Taiwan: 1.3%
1,099,251			Taiwan Semiconductor Manufacturing Co., Ltd.	8,417,047	1.3
			Thailand: 1.4%
1,298,000			Bangkok Bank PCL - Foreign Reg	8,722,369	1.4
			United Kingdom: 19.9%
1,403,493			BAE Systems PLC	10,843,823	1.7
3,841,860			Barclays PLC	10,516,574	1.7
2,584,939			BP PLC	18,134,049	2.9
217,734			CRH PLC - London	7,814,456	1.3
1,214,000			HSBC Holdings PLC (HKD)	12,481,519	2.0
164,170			Johnson Matthey PLC	6,802,923	1.1
1,514,234			Kingfisher PLC	6,904,070	1.1
127,185			Shire PLC	6,590,856	1.1
1,090,602	(1)		Standard Chartered PLC	11,453,026	1.8
3,653,591			Vodafone Group PLC	11,548,960	1.8
3,614,253	(4)		Other Securities	21,547,246	3.4
				124,637,502	19.9
			United States: 0.1%
173,400			Other Securities	831,823	0.1
			Total Common Stock (Cost $462,737,000)	616,143,388	98.2
Shares			Value	Percentage of Net Assets
PREFERRED STOCK: 0.0%
		United Kingdom: 0.0%
14,672,160	(4)	Other Securities	19,810	0.0
		Total Preferred Stock (Cost $19,296)	19,810	0.0
		Total Long-Term Investments (Cost $462,756,296)	616,163,198	98.2
Principal Amount†			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 3.5%
		U.S. Government Agency Obligations: 1.6%
10,000,000		Federal Home Loan Bank Discount Notes, 01/02/18 (Cost $9,999,708)	$10,000,000	1.6
		Securities Lending Collateral(6): 1.8%
2,736,364		Cantor Fitzgerald, Repurchase Agreement dated 12/29/17, 1.41%, due 01/02/18 (Repurchase Amount $2,736,787, collateralized by various U.S. Government\U.S. Government Agency Obligations, 0.000%-8.500%, Market Value plus accrued interest $2,791,091, due 01/31/18-06/20/63)	2,736,364	0.4
2,736,364		Daiwa Capital Markets, Repurchase Agreement dated 12/29/17, 1.43%, due 01/02/18 (Repurchase Amount $2,736,793, collateralized by various U.S. Government\U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $2,791,091, due 01/11/18-12/01/51)	2,736,364	0.5

See Accompanying Notes to Financial Statements

VY® TEMPLETON   SUMMARY PORTFOLIO OF INVESTMENTS
FOREIGN EQUITY PORTFOLIO  AS OF DECEMBER 31, 2017 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets
	Securities Lending Collateral(6) (continued)
2,736,364	Millenium Fixed Income Ltd., Repurchase Agreement dated 12/29/17, 1.44%, due 01/02/18 (Repurchase Amount $2,736,796, collateralized by various U.S. Government Securities, 2.875%-3.625%, Market Value plus accrued interest $2,791,091, due 02/15/43-02/15/44)	$2,736,364	0.4
575,605	RBC Dominion Securities Inc., Repurchase Agreement dated 12/29/17, 1.40%, due 01/02/18 (Repurchase Amount $575,693, collateralized by various U.S. Government and U.S. Government Agency Obligations, 1.875%-8.875%, Market Value plus accrued interest $587,117, due 02/15/19-12/20/47)	575,605	0.1
2,736,364	State of Wisconsin Investment Board, Repurchase Agreement dated 12/29/17, 1.63%, due 01/02/18 (Repurchase Amount $2,736,853, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $2,812,352, due 01/15/19-02/15/46)	2,736,364	0.4
		11,521,061	1.8
Shares			Value	Percentage of Net Assets
		Mutual Funds: 0.1%
661,988	(7)	BlackRock Liquidity Funds, FedFund, Institutional Class, 1.170% (Cost $661,988)	$661,988	0.1
		Total Short-Term Investments (Cost $22,182,757)	22,183,049	3.5
		Total Investments in Securities (Cost $484,939,053)	$638,346,247	101.7
		Liabilities in Excess of Other Assets	(10,743,065)	(1.7)
		Net Assets	$627,603,182	100.0

  "Other Securities" represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2017.

  The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†  Unless otherwise indicated, principal amount is shown in USD.

ADR  American Depositary Receipt

GDR  Global Depositary Receipt

(1)  Non-income producing security.

(2)  Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(3)  The grouping contains securities on loan.

(4)  The grouping contains non-income producing securities.

(5)  Security, or a portion of the security, is on loan.

(6)  Represents securities purchased with cash collateral received for securities on loan.

(7)  Rate shown is the 7-day yield as of December 31, 2017.

Sector Diversification	Percentage of Net Assets
Financials	21.6%
Health Care	14.0
Energy	12.5
Information Technology	10.3
Telecommunication Services	9.3
Materials	9.0
Industrials	8.6
Consumer Discretionary	7.0
Utilities	2.4
Real Estate	1.8
Consumer Staples	1.7
Short-Term Investments	3.5
Liabilities in Excess of Other Assets	(1.7)
Net Assets	100.0%

See Accompanying Notes to Financial Statements

VY® TEMPLETON   SUMMARY PORTFOLIO OF INVESTMENTS
FOREIGN EQUITY PORTFOLIO  AS OF DECEMBER 31, 2017 (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2017 in valuing the assets and liabilities:(1)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2017
Asset Table
Investments, at fair value
Common Stock
Canada	$13,517,179	$—	$—	$13,517,179
China	12,598,163	31,960,236	—	44,558,399
France	—	58,439,605	—	58,439,605
Germany	—	70,826,872	—	70,826,872
Hong Kong	2,867,562	19,452,196	—	22,319,758
India	—	11,080,951	—	11,080,951
Ireland	1,934,133	—	—	1,934,133
Israel	6,440,309	—	—	6,440,309
Italy	—	9,449,942	—	9,449,942
Japan	—	79,750,877	—	79,750,877
Luxembourg	6,127,769	—	—	6,127,769
Netherlands	6,588,352	24,854,352	—	31,442,704
Norway	—	15,210,285	—	15,210,285
Portugal	—	6,224,800	—	6,224,800
Singapore	—	20,681,463	—	20,681,463
South Korea	9,902,474	27,250,243	—	37,152,717
Sweden	921,760	4,683,647	—	5,605,407
Switzerland	—	32,771,477	—	32,771,477
Taiwan	—	8,417,047	—	8,417,047
Thailand	8,722,369	—	—	8,722,369
United Kingdom	21,538,841	103,098,661	—	124,637,502
United States	831,823	—	—	831,823
Total Common Stock	91,990,734	524,152,654	—	616,143,388
Preferred Stock	—	19,810	—	19,810
Short-Term Investments	661,988	21,521,061	—	22,183,049
Total Investments, at fair value	$92,652,722	$545,693,525	$—	$638,346,247
Other Financial Instruments+
Forward Foreign Currency Contracts	—	362	—	362
Total Assets	$92,652,722	$545,693,887	$—	$638,346,609

(1)  For the year ended December 31, 2017, as a result of the fair value pricing procedures for international equities (Note 2) utilized by the Portfolio certain securities have transferred in and out of Level 1 and Level 2 measurements during the year. The Portfolio's policy is to recognize transfers between levels at the beginning of the reporting period. At December 31, 2017, securities valued at $5,478,038 and $25,266,307 were transferred from Level 1 to Level 2 and from Level 2 to Level 1, respectively, within the fair value hierarchy.

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

+  Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

#  The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio's investments are categorized as Level 2 investments.

At December 31, 2017, the following forward foreign currency contracts were outstanding for VY® Templeton Foreign Equity Portfolio:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CHF	38,526	USD	39,536	Bank of America N.A.	01/04/18	$6
CHF	84,225	USD	86,084	Goldman Sachs & Co.	01/03/18	356
						$362

Currency Abbreviations

CHF — Swiss Franc

USD — United States Dollar

See Accompanying Notes to Financial Statements

VY® TEMPLETON   SUMMARY PORTFOLIO OF INVESTMENTS
FOREIGN EQUITY PORTFOLIO  AS OF DECEMBER 31, 2017 (CONTINUED)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2017 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$362
Total Asset Derivatives		$362

The effect of derivative instruments on the Portfolio's Statement of Operations for the year ended December 31, 2017 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts
Foreign exchange contracts	$(3,912)
Total	$(3,912)
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts
Foreign exchange contracts	$362
Total	$362

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at December 31, 2017:

	Bank of America N.A.	Goldman Sachs & Co.	Totals
Assets:
Forward foreign currency contracts	$6	$356	$362
Total Assets	$6	$356	$362
Net OTC derivative instruments by counterparty, at fair value	$6	$356	$362
Total collateral pledged by the Portfolio/(Received from counterparty)	$—	$—	$—
Net Exposure(1)	$6	$356	$362

(1)  Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Portfolio. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

At December 31, 2017, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at period end were:

Cost for federal income tax purposes was $490,490,073.

Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$176,556,177
Gross Unrealized Depreciation	(28,618,576)
Net Unrealized Appreciation	$147,937,601

See Accompanying Notes to Financial Statements

TAX INFORMATION (UNAUDITED)

Dividends and distributions paid during the year ended December 31, 2017 were as follows:

Portfolio Name	Type	Per Share Amount
Voya Global Bond Portfolio
Class ADV	NII	$0.2208
Class I	NII	$0.2790
Class S	NII	$0.2515
VY® American Century Small-Mid Cap Value Portfolio
Class ADV	NII	$0.1182
Class I	NII	$0.1679
Class S	NII	$0.1412
Class S2	NII	$0.1223
All Classes	STCG	$0.1962
All Classes	LTCG	$0.3224
VY® Baron Growth Portfolio
Class ADV	NII	$0.1634
Class I	NII	$0.3069
Class R6	NII	$0.3070
Class S	NII	$0.2311
Class S2	NII	$0.1117
All Classes	LTCG	$3.4015
VY® Columbia Contrarian Core Portfolio
Class ADV	NII	$0.1955
Class I	NII	$0.2949
Class S	NII	$0.2337
All Classes	LTCG	$1.3621
VY® Columbia Small Cap Value II Portfolio
Class ADV	NII	$0.0321
Class I	NII	$0.1083
Class R6	NII	$0.1084
Class S	NII	$0.0584
Class S2	NII	$0.0376
All Classes	LTCG	$0.7912
VY® Invesco Comstock Portfolio
Class ADV	NII	$0.1825
Class I	NII	$0.2787
Class S	NII	$0.2266
VY® Invesco Equity and Income Portfolio
Class ADV	NII	$0.6109
Class I	NII	$1.0380
Class S	NII	$0.7875
Class S2	NII	$0.6623
All Classes	LTCG	$1.1345
Portfolio Name	Type	Per Share Amount
VY® JPMorgan Mid Cap Value Portfolio
Class ADV	NII	$0.0733
Class I	NII	$0.1716
Class S	NII	$0.1189
Class S2	NII	$0.0852
All Classes	STCG	$0.1539
All Classes	LTCG	$1.7876
VY® Oppenheimer Global Portfolio
Class ADV	NII	$0.1292
Class I	NII	$0.2168
Class S	NII	$0.1730
Class S2	NII	$0.1566
All Classes	LTCG	$0.0310
VY® Pioneer High Yield Portfolio
Class I	NII	$0.5864
Class S	NII	$0.5560
VY® T. Rowe Price Diversified Mid Cap Growth Portfolio
Class ADV	NII	$0.0250
Class I	NII	$0.0708
Class R6	NII	$0.0708
Class S	NII	$0.0496
Class S2	NII	$0.0354
All Classes	STCG	$0.0433
All Classes	LTCG	$0.7597
VY® T. Rowe Price Growth Equity Portfolio
Class ADV	NII	$—
Class I	NII	$0.0492
Class S	NII	$—
Class S2	NII	$—
All Classes	LTCG	$9.4870
VY® Templeton Foreign Equity Portfolio
Class ADV	NII	$0.1923
Class I	NII	$0.2492
Class S	NII	$0.2168
Class S2	NII	$0.1803

NII — Net investment income
STCG — Short-term capital gain
LTCG — Long-term capital gain

Of the ordinary distributions made during the year ended December 31, 2017, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:

VY® American Century Small-Mid Cap Value Portfolio	48.45%
VY® Baron Growth Portfolio	99.55%
VY® Columbia Contrarian Core Portfolio	100.00%
VY® Columbia Small Cap Value II Portfolio	99.96%
VY® Invesco Comstock Portfolio	95.40%
VY® Invesco Equity and Income Portfolio	91.00%
VY® JPMorgan Mid Cap Value Portfolio	100.00%
VY® Oppenheimer Global Portfolio	41.98%
VY® Pioneer High Yield Portfolio	3.05%
VY® T. Rowe Price Diversified Mid Cap Growth Portfolio	78.48%
VY® T. Rowe Price Growth Equity Portfolio	100.00%

The Portfolios designate the following amounts of long-term capital gain distributions as 20% rate long-term capital gain dividends under Internal Revenue Code Section 852(b)(3)(C):

VY® American Century Small-Mid Cap Value Portfolio	$8,958,058
VY® Baron Growth Portfolio	$84,384,390
VY® Columbia Contrarian Core Portfolio	$18,674,466
VY® Columbia Small Cap Value II Portfolio	$8,813,330
VY® Invesco Equity and Income Portfolio	$41,824,618
VY® JPMorgan Mid Cap Value Portfolio	$50,352,115
VY® Oppenheimer Global Portfolio	$2,476,337
VY® T. Rowe Price Diversified Mid Cap Growth Portfolio	$64,240,780
VY® T. Rowe Price Growth Equity Portfolio	$172,934,362

TAX INFORMATION (UNAUDITED) (CONTINUED)

Pursuant to Section 853 of the Internal Revenue Code, the Portfolios designate the following amounts as foreign taxes paid for the year ended December 31, 2017. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.

	Creditable Foreign Taxes Paid	Per Share Amount	Portion of Ordinary Income Distribution Derived from Foreign Sourced Income*
VY® Oppenheimer Global Portfolio	$1,175,441	$0.0149	36.32%
VY® Templeton Foreign Equity Portfolio	$867,089	$0.0181	71.84%

*None of the Portfolios listed above derived any income from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.

Foreign taxes paid or withheld must be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. Shareholders are strongly advised to consult their own tax advisors regarding the appropriate treatment of foreign taxes paid.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

DIRECTOR AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Company are managed under the direction of the Board. A Director, who is not an interested person of the Company, as defined in the 1940 Act, is an independent director ("Independent Director"). The Directors and Officers of the Company are listed below. The Statement of Additional Information includes additional information about directors of the Company and is available, without charge, upon request at (800) 262-3862.

Name, Address and Age	Position(s) held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) - during the Past 5 Years	Number of funds in Fund Complex Overseen by Director(2)	Other Board Positions held by Director
Independent Directors*:
Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Director	November 2007 - Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 - Present).	151	DSM/Dentaquest, Boston, MA (February 2014 - Present).
John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 64	Chairperson Director	January 2014 - Present November 1997 - Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 - Present).	151	None.
Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 69	Director	January 2006 - Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 - Present).	151	Wisconsin Energy Corporation (June 2006 - Present); The Royce Funds (23 funds) (December 2009 - Present); and AMICA Mutual Insurance Company (1992 - Present).
Martin J. Gavin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, AZ 85258 Age: 67	Director	August 2015 - Present	Retired. Formerly, President and Chief Executive Officer, Connecticut Children's Medical Center (May 2006 - November 2015).	151	None.
Russell H. Jones 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 73	Director	May 2013 - Present	Retired.	151	None.
Patrick W. Kenny 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 75	Director	March 2002 - Present	Retired.	151	Assured Guaranty Ltd. (April 2004 - Present).
Joseph E. Obermeyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Director	May 2013 - Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 - Present).	151	None.
Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 67	Director	January 2006 - Present	Consultant (May 2001 - Present).	151	None.
Christopher P. Sullivan 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 64	Director	October 2015 - Present	Retired. Formerly, President, Bond Division, Fidelity Management and Research (June 2009 - September 2012).	151	None.
Roger B. Vincent 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 72	Director	January 2005 - Present	Retired.	151	None.

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) - during the Past 5 Years	Number of funds in Fund Complex Overseen by Director(2)	Other Board Positions held by Director
Director who is an "interested person":
Shaun P. Mathews(3) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Director	November 2007 - Present	President and Chief Executive Officer, Voya Investments, LLC (December 2006 - Present).	151

Voya Capital Corporation, LLC and Voya Investments Distributor, LLC (December 2005 - Present); Voya Funds Services, LLC, Voya Investments, LLC and Voya Investment Management (March 2006 - Present); and Voya Investment Trust Co. (April 2009 - Present).

(1)  Directors serve until their successors are duly elected and qualified. The tenure of each Director who is not an "interested person" as defined in the 1940 Act, of each Portfolio ("Independent Director") is subject to the Board's retirement policy which states that each duly elected or appointed Independent Director shall retire from and cease to be a member of the Board of Directors at the close of business on December 31 of the calendar year in which the Independent Director attains the age of 75. A majority vote of the Board's other Independent Directors may extend the retirement date of an Independent Director if the retirement would trigger a requirement to hold a meeting of shareholders of the Company under applicable law, whether for the purposes of appointing a successor to the Independent Director or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Directors).

(2)  For the purposes of this table, "Fund Complex" means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Government Money Market Portfolio; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya International High Dividend Equity Income Fund; Voya Investors Trust; Voya Mutual Funds; Voya Natural Resources Equity Income Fund; Voya Partners, Inc.; Voya Prime Rate Trust; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Series Fund, Inc.; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of January 31, 2018.

(3)  Mr. Mathews is deemed to be an "interested person" of the Company as defined in the 1940 Act, because of his current affiliation with the Voya funds, Voya Financial, Inc., or Voya Financial, Inc.'s affiliates.

*  Effective December 31, 2017, Peter S. Drotch retired as a Director of the Board.

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) - during the Past 5 Years
Shaun P. Mathews 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	President and Chief Executive Officer	November 2006 - Present	President and Chief Executive Officer, Voya Investments, LLC (December 2006 - Present).
Michael J. Roland 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Executive Vice President	January 2005 - Present

Managing Director and Chief Operating Officer, Voya Investments, LLC and Voya Funds Services, LLC (March 2012 - Present). Formerly, Chief Compliance Officer, Directed Services LLC and Voya Investments, LLC (March 2011 - December 2013).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 67	Executive Vice President Chief Investment Risk Officer	January 2005 - Present September 2009 - Present	Executive Vice President, Voya Investments, LLC (July 2000 - Present) and Chief Investment Risk Officer, Voya Investments, LLC (January 2003 - Present).
Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 51	Chief Compliance Officer	February 2012 - Present	Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (February 2012 - Present).
Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 - Present	Senior Vice President, Voya Investments, LLC and Voya Funds Services, LLC (April 2005 - Present).
Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Senior Vice President	January 2005 - Present	Senior Vice President, Voya Investments, LLC (September 2003 - Present).
Robert Terris 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Senior Vice President	May 2006 - Present	Senior Vice President, Head of Division Operations, Voya Investments, LLC (October 2015 - Present) and Voya Funds Services, LLC (March 2006 - Present).
Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 45	Vice President and Treasurer	September 2012 - Present	Vice President, Voya Investments, LLC (October 2015 - Present) and Voya Funds Services, LLC (July 2012 - Present).
Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Vice President	January 2005 - Present	Vice President, Voya Investments, LLC (October 2015 - Present) and Voya Funds Services, LLC (September 2004 - Present).
Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 64	Vice President	January 2005 - Present

Vice President, Voya Funds Services, LLC (February 1996 - Present) and Voya Investments, LLC (October 2004 - Present); Vice President and Anti-Money Laundering Officer, Voya Investments Distributor, LLC (April 2010 - Present). Anti-Money Laundering Officer, Voya Financial, Inc. (January 2013 - Present); and Anti-Money Laundering Officer, Voya Investment Management Trust Co. (October 2012 - Present).

Sara M. Donaldson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Vice President	September 2014 - Present

Vice President, Voya Investments, LLC (October 2015 - Present). Formerly, Vice President, Voya Funds Services, LLC (April 2014 - October 2015). Formerly, Director, Compliance, AXA Rosenberg Global Services, LLC (September 1997 - March 2014).

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) - during the Past 5 Years
Micheline S. Favor 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 40	Vice President	September 2016 - Present

Vice President, Head of Fund Compliance, Voya Investments LLC, and Chief Compliance Officer for Voya Investments, LLC and Directed Services, LLC (June 2016 - Present). Formerly, Vice President, Mutual Fund Compliance (March 2014 - June 2016); Assistant Vice President, Mutual Fund Compliance (May 2013 - March 2014); Assistant Vice President, Senior Project Manager (May 2008 - May 2013).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Vice President	January 2005 - Present	Vice President, Voya Funds Services, LLC (November 1995 - Present) and Voya Investments, LLC (August 1997 - Present).
Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 41	Vice President	September 2012 - Present	Vice President, Voya Investments, LLC (October 2015 - Present) and Voya Funds Services, LLC (July 2007 - Present).
Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Vice President	March 2006 - Present

Vice President - Mutual Fund Product Development, Voya Investments, LLC (July 2012 - Present); Vice President, Voya Family of Funds (March 2010 - Present) and Vice President, Voya Funds Services, LLC (March 2006 - Present).

Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Vice President	May 2013 - Present

Vice President - Director of Tax, Voya Investments, LLC (October 2015 - Present). Formerly, Vice President - Director of Tax, Voya Funds Services, LLC (March 2013 - October 2015). Formerly, Assistant Vice President - Director of Tax, Voya Funds Services, LLC (March 2008 - February 2013).

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Secretary	August 2003 - Present	Senior Vice President and Chief Counsel, Voya Investment Management - Mutual Fund Legal Department (March 2010 - Present).
Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 66	Assistant Secretary	June 2010 - Present	Vice President and Senior Counsel, Voya Investment Management - Mutual Fund Legal Department (March 2010 - Present).
Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Assistant Secretary	August 2003 - Present	Vice President and Senior Counsel, Voya Investment Management - Mutual Fund Legal Department (March 2010 - Present).

(1)  The Officers hold office until the next annual meeting of the Board of Directors and until their successors shall have been elected and qualified.

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT MANAGEMENT CONTRACTS AND SUB-ADVISORY CONTRACTS

At a meeting held on November 16, 2017, the Board, including a majority of the Independent Directors, considered and approved the renewal of the investment management contracts (the "Management Contracts") between Voya Investments, LLC (the "Manager") and Voya Partners, Inc. (the "Company"), on behalf of Voya Global Bond Portfolio, VY® American Century Small-Mid Cap Value Portfolio, VY® Baron Growth Portfolio, VY® Columbia Contrarian Core Portfolio, VY® Columbia Small Cap Value II Portfolio, VY® Invesco Comstock Portfolio, VY® Invesco Equity and Income Portfolio, VY® JPMorgan Mid Cap Value Portfolio, VY® Oppenheimer Global Portfolio, VY® Pioneer High Yield Portfolio, VY® T. Rowe Price Diversified Mid Cap Growth Portfolio, VY® T. Rowe Price Growth Equity Portfolio, and VY® Templeton Foreign Equity Portfolio, each a series of the Company (the "Portfolios"), and the sub-advisory contracts (the "Sub-Advisory Contracts") with the respective sub-adviser to each Portfolio (the "Sub-Advisers"), for an additional one year period ending November 30, 2018. In determining to renew such contracts, the Board took into account information furnished to it throughout the year at meetings of the Board and its committees, including regarding performance, expenses, and other matters.

In addition to the Board meeting on November 16, 2017, the Independent Directors also held meetings outside the presence of personnel representing the Manager or Sub-Advisers (collectively, such persons are referred to herein as "Management") on October 12, 2017, and November 14, 2017, specifically to review and consider materials related to the proposed continuance of each Management Contract and Sub-Advisory Contract that they believed to be relevant to the renewal of the Management Contracts and Sub-Advisory Contracts in light of the legal advice furnished to them by K&L Gates LLP, their independent legal counsel, and their own business judgment. Subsequent references herein to factors considered and determinations made by the Independent Directors and/or the Board include, as applicable, factors considered and determinations made at those meetings by the Independent Directors. While the Board considered the renewal of the management contracts and sub-advisory contracts for all of the applicable investment companies in the Voya family of funds at the same meetings, the Board considered each Voya fund's investment management and sub-advisory relationships separately.

The Board follows a structured process pursuant to which it seeks and considers relevant information when it evaluates whether to renew existing investment management and sub-advisory contracts for the Voya funds. The Board has established a Contracts Committee and three Investment Review Committees (the "IRCs"), each of which includes only Independent Directors as members. The Contracts Committee provides oversight with respect to the management and sub-advisory contracts approval and renewal process, and each IRC provides oversight throughout the year regarding the investment performance of the sub-advisers, as well as the Manager's role in monitoring the sub-advisers, with respect to each Voya fund that is assigned to that IRC.

The Contracts Committee oversees, and annually recommends Board approval of updates to, a methodology guide for the Voya funds ("Methodology Guide"). The Methodology Guide sets out a framework pursuant to which the Independent Directors request, and Management provides, certain information that the Independent Directors deem to be important or potentially relevant. The Independent Directors retain the services of an independent consultant with experience in the mutual fund industry to assist the Contracts Committee in developing and recommending to the Board: (1) a selected peer group of investment companies for each Portfolio ("Selected Peer Group") based on that Portfolio's particular attributes, such as fund type and size, fund category (as determined by Morningstar, Inc., an independent provider of mutual fund data ("Morningstar")), sales channels and structure and the Portfolio share class being compared to the Selected Peer Group, and (2) updates to the Methodology Guide with respect to the content and format of various data including, but not limited to, investment performance, fee structure, and expense information prepared in connection with the renewal process.

Provided below is an overview of certain material factors that the Board considered at its meetings regarding the renewal of the Management Contracts and Sub-Advisory Contracts and the compensation to be paid thereunder. Board members did not identify any particular information or factor that was overarching, and each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to each Portfolio's investment management and sub-advisory arrangements.

Nature, Extent and Quality of Services

The Manager oversees, subject to the authority of the Board, the provision of all investment advisory and portfolio management services for the Portfolios, but may delegate certain of these responsibilities to one or more sub-advisers. In addition, the Manager provides administrative services reasonably necessary for the

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

operation of the Portfolios as set forth in the Management Contracts, including oversight of the Portfolios' operations and risk management and the oversight of their various other service providers.

The Board considered the "manager-of-managers" platform of the Voya funds that has been developed by the Manager pursuant to which the Manager selects, subject to the Board's approval, experienced sub-advisers to provide day-to-day management services to all or a portion of each Voya fund. The Board recognized that the Manager is responsible for monitoring the investment program, performance, developments, ongoing operations, and regulatory compliance of the Sub-Advisers with respect to the Portfolios under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Manager has developed to provide this ongoing oversight and due diligence with respect to the sub-advisers and to advocate or recommend, when it believes appropriate, changes in investment strategies or investment sub-advisers designed to assist in improving a Voya fund's performance. The Board was advised that, in connection with the Manager's performance of these duties, the Manager has developed an oversight process formulated by its Manager Research & Selection Group which reviews, among other matters, performance data, each Sub-Adviser's management team, portfolio data and attribution analysis related to each Sub-Adviser through various means, including, but not limited to, in-person meetings, on-site visits, and telephonic meetings with the Sub-Adviser.

Further, the Board considered periodic compliance reports it receives from the Company's Chief Compliance Officer evaluating whether the regulatory compliance systems and procedures of the Manager and the Sub-Advisers are reasonably designed to ensure compliance with the federal securities laws and whether the investment policies and restrictions for each Portfolio are consistently complied with, and other periodic reports covering related matters.

The Board considered the portfolio management team assigned by the Sub-Advisers to the Portfolios and the level of resources committed to the Portfolios (and other relevant funds in the Voya funds) by the Manager and the Sub-Advisers, and whether those resources are sufficient to provide high-quality services to the Portfolios.

Based on their deliberations and the materials presented to them, the Board concluded that the nature, extent and quality of the overall services provided by the Manager and each Sub-Adviser under the Management Contracts and Sub-Advisory Contracts were appropriate.

Portfolio Performance

In assessing investment management and sub-advisory relationships, the Board placed emphasis on the investment returns of each Portfolio, including its investment performance over certain time periods compared to the Portfolio's Morningstar category, Selected Peer Group and primary benchmark. In addition, the Board considered Voya Global Bond Portfolio's investment performance compared to an additional performance peer group that is approved by the Portfolio's IRC due to the unique investment structure or strategy of that Portfolio. The Board also considered information from the Manager Research & Selection Group and received reports summarizing a separate analysis of each Portfolio's performance and risk, including risk-adjusted investment return information, by the Company's Chief Investment Risk Officer.

Economies of Scale

When evaluating the reasonableness of management fee schedules, the Board considered whether economies of scale have been or likely will be realized by the Manager and the Sub-Advisers as a Portfolio grows larger and the extent to which any such economies are reflected in contractual fee schedules. In this regard, the Board noted any breakpoints in management fee schedules that will result in a lower management fee rate when a Portfolio achieves sufficient asset levels to receive a breakpoint discount. The Board also considered that, while some of the Portfolios do not have management fee breakpoints, they may have fee waiver and/or expense reimbursement arrangements. The Board considered the extent to which economies of scale realized by the Manager or the Sub-Advisers could be shared with each Portfolio through such fee waivers, expense reimbursements or other expense reductions. In evaluating these matters, the Independent Directors also considered periodic management reports, Selected Peer Group comparisons, and industry information regarding economies of scale. In the case of sub-advisory fee rates, the Board considered that breakpoints would inure to the benefit of the Manager.

Information Regarding Services to Other Clients

The Board considered information regarding the nature of services, performance, and fee schedules offered by the Manager and the Sub-Advisers to other clients with similar investment objectives, if applicable, including other registered investment companies and relevant institutional accounts. When the fee schedules offered to or the performance of other clients differed materially from a Portfolio, the Board took into account the underlying rationale provided by

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

the Manager or the Sub-Adviser, as applicable, for these differences. For the non-Voya-affiliated Sub-Advisers, the Board viewed the information related to any material differences in the fee schedules as not being a key factor in its deliberations because of the arm's-length nature of negotiations between the Manager and non-Voya-affiliated Sub-Advisers with respect to sub-advisory fee schedules. The Board also considered that the fee schedules charged to the Portfolios and other institutional clients of the Manager or the Sub-Advisers (including other investment companies) and the performance of the Portfolios and the other accounts, as applicable, may differ materially due to, among other reasons: differences in services; different regulatory requirements associated with registered investment companies; market differences in fee schedules that existed when a Portfolio first was organized; differences in the original sponsors; investment capacity constraints that existed when certain contracts were first agreed upon or that might exist at present; and different pricing structures that are necessary to be competitive in different marketing channels.

Fee Schedules, Profitability, and Fall-out Benefits

The Board reviewed and considered the contractual management fee schedule payable by each Portfolio to the Manager compared to the Portfolio's Selected Peer Group. In addition, the Board considered VY® Baron Growth Portfolio's contractual management fee schedule compared to an additional peer group of proprietary funds identified by the Manager. The Board also considered the contractual sub-advisory fee schedule payable by the Manager to each Sub-Adviser for sub-advisory services for each Portfolio, including the portion of the contractual management fee rates that are paid to each Sub-Adviser, as compared to the portion retained by the Manager. In addition, the Board considered any fee waivers, expense limitations, and/or recoupment arrangements that apply to the fees payable by the Portfolios, including whether the Manager intends to propose any changes thereto. For each Portfolio, the Board separately determined that the fees payable to the Manager and the fee schedule payable to each Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature, extent and quality of the services that each has performed and is expected to perform.

For each Portfolio, the Board considered information on revenues, costs and profits or losses realized by the Manager and the Voya-affiliated Sub-Adviser. In analyzing the profitability of the Manager and its affiliated service providers in connection with services they render to a Portfolio, the Board took into account the sub-advisory fee rate payable by the Manager to each Sub-Adviser. The Board also considered the profitability of the Manager and its affiliated Sub-Adviser attributable to servicing each Portfolio both with and without taking into account the profitability of the distributor of the Portfolios and both before and after giving effect to any expenses incurred by the Manager or the affiliated Sub-Adviser in making payments to affiliated insurance companies. The Board did not request profitability data from the Sub-Advisers that were not affiliated with the Manager because the Board did not view this data as being a key factor to its deliberations given the arm's-length nature of the relationship between the Manager and these non-Voya-affiliated Sub-Advisers with respect to the negotiation of sub-advisory fee schedules. In addition, the Board noted that non-Voya-affiliated sub-advisers may not account for their profits on an account-by-account basis and those that do typically employ different methodologies in connection with these calculations.

Although the Methodology Guide establishes a framework for profit calculation, the Board recognized that there is no uniform methodology within the asset management industry for determining profitability for this purpose. The Board also recognized that the use of different reasonable methodologies can give rise to dramatically different reported profit and loss results with respect to the Manager and the Voya-affiliated Sub-Adviser, as well as other industry participants with whom the profits of the Manager and its affiliated Sub-Adviser could be compared. In addition, the Board recognized that Management's calculations regarding its costs incurred in establishing the infrastructure necessary for the Portfolios' operations may not be fully reflected in the expenses allocated to each Portfolio in determining profitability, and that the information presented may not portray all of the costs borne by the Manager or reflect all risks, including entrepreneurial, regulatory, legal and operational risks, associated with offering and managing a mutual fund complex in the current regulatory and market environment.

The Board also considered that the Manager is entitled to earn a reasonable level of profits for the services that it provides to the Portfolios. The Board also received information regarding the potential fall-out benefits to the Manager and Sub-Advisers and their respective affiliates from their association with the Portfolios, including their ability to engage in soft-dollar transactions on behalf of the Portfolios. Following its reviews, the Board determined that the Manager's and the Voya-affiliated Sub-Adviser's profitability with respect to their services to the Portfolios and the Manager and Sub-Advisers' potential fall-out benefits were not unreasonable.

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Portfolio-by-Portfolio Analysis

Set forth below are certain of the specific factors that the Board considered, and the conclusions reached, at its October 12, 2017, November 14, 2017, and/or November 16, 2017 meetings in relation to approving each Portfolio's Management Contracts and Sub-Advisory Contracts. These specific factors are in addition to those considerations discussed above. In each case, each Portfolio's performance was compared to its Morningstar category, as well as its primary benchmark, a broad-based securities market index that appears in the Portfolio's prospectus. With respect to Morningstar quintile rankings, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance. The performance data provided to the Board primarily was for various periods ended March 31, 2017. In addition, the Board also considered at its October 12, 2017, November 14, 2017, and November 16, 2017 meetings certain additional data regarding performance and Portfolio asset levels and flows as of August 31, 2017, and September 30, 2017. Each Portfolio's management fee rate and expense ratio were compared to the fees and expense ratios of the funds in its Selected Peer Group.

Voya Global Bond Portfolio

In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Global Bond Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2017: (1) the Portfolio underperformed its Morningstar category average for all periods presented, with the exception of the one-year and three-year periods, during which it outperformed; (2) the Portfolio outperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the one-year period, and the third quintile for the year-to-date, three-year, five-year and ten-year periods.

In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the contractual management fee rate for the Portfolio is below the median and the average management fee rates of the funds in its Selected Peer Group; and (b) the net expense ratio for the Portfolio is below the median and the average net expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio's net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio's performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2018. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

VY® American Century Small-Mid Cap Value Portfolio

In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for VY® American Century Small-Mid Cap Value Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2017: (1) the Portfolio outperformed its Morningstar category average for all periods presented, with the exception of the year-to-date period, during which it underperformed; (2) the Portfolio outperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the one-year, three-year, five-year and ten-year periods, and the third quintile for the year-to-date period.

In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio's management fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the contractual management fee rate for the Portfolio is above the median and the average management fee rates of the funds in its Selected Peer Group; and (b) the net expense ratio for the Portfolio is equal to the median and below the average net expense ratios of the funds in its Selected Peer Group. To assist the Board in its deliberations regarding this fee data, the Board was provided with information regarding the effect of waivers and/or reimbursements on the Portfolio's net expense ratio.

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio's net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio's performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2018. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

VY® Baron Growth Portfolio

In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for VY® Baron Growth Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2017: (1) the Portfolio outperformed its Morningstar category average for all periods presented, with the exception of the three-year period, during which it underperformed; (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the year-to-date and five-year periods, during which it outperformed; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the year-to-date period, the second quintile for the one-year, five-year and ten-year periods, and the fourth quintile for the three-year period.

In analyzing this performance data, the Board took into account: (1) Management's representations regarding the Portfolio's favorable performance during certain periods; (2) Management's discussion regarding the differences between the investment exposure of the Portfolio and the Morningstar category funds; and (3) Management's confidence in the Sub-Adviser's ability to execute the Portfolio's investment strategy.

In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the contractual management fee rate for the Portfolio is above the median and the average management fee rates of the funds in its Selected Peer Group; and (b) the net expense ratio for the Portfolio is above the median and the average net expense ratios of the funds in its Selected Peer Group.

In analyzing this fee data, the Board took into account Management's representations regarding the competitiveness of the Portfolio's management fee rate and expense ratio when compared to peers identified by Management.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio's net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio's performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2018. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

VY® Columbia Contrarian Core Portfolio

In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for VY® Columbia Contrarian Core Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2017: (1) the Portfolio outperformed its Morningstar category average for all periods presented, with the exception of the one-year and ten-year periods, during which it underperformed; (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the year-to-date and three-year periods, during which it outperformed; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the year-to-date, three-year and five-year periods, and the third quintile for the one-year and ten-year periods.

In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the contractual management fee rate for the Portfolio is above the median and the average management fee

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

rates of the funds in its Selected Peer Group; and (b) the net expense ratio for the Portfolio is below the median and above the average net expense ratios of the funds in its Selected Peer Group. To assist the Board in its deliberations regarding this fee data, the Board was provided with information regarding the effect of waivers and/or reimbursements on the Portfolio's net expense ratio.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio's net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio's performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2018. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

VY® Columbia Small Cap Value II Portfolio

In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for VY® Columbia Small Cap Value II Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2017: (1) the Portfolio outperformed its Morningstar category average for all periods presented; (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the one-year and three-year periods, during which it underperformed; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for all periods presented.

In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the contractual management fee rate for the Portfolio is below the median and above the average management fee rates of the funds in its Selected Peer Group; and (b) the net expense ratio for the Portfolio is below the median and the average net expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio's net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio's performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2018. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

VY® Invesco Comstock Portfolio

In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for VY® Invesco Comstock Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2017: (1) the Portfolio outperformed its Morningstar category average for all periods presented, with the exception of the year-to-date and three-year periods, during which it underperformed; (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the one-year and ten-year periods, during which it outperformed; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the one-year period, the second quintile for the five-year and ten-year periods, the fourth quintile for the three-year period, and the fifth (lowest) quintile for the year-to-date period.

In analyzing this performance data, the Board took into account: (1) Management's discussion of the impact of security selection and sector allocation on the Portfolio's relative performance; (2) Management's representations regarding the investment philosophy pursued by the Sub-Adviser on behalf of the Portfolio, which it believes has the potential to outperform over a full market cycle; (3) Management's confidence in the Sub-Adviser's ability to execute the Portfolio's investment objective; and (4) Management's representations regarding the Portfolio's favorable performance during certain periods.

In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the contractual

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

management fee rate for the Portfolio is above the median and the average management fee rates of the funds in its Selected Peer Group; and (b) the net expense ratio for the Portfolio is below the median and the average net expense ratios of the funds in its Selected Peer Group.

In analyzing this fee data, the Board took into account: (1) Management's discussion of fee waivers and/or reimbursements, which lower the Portfolio's net effective management fee rate; and (2) Management's representations regarding the competitiveness of the Portfolio's net expense ratio.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio's net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio's performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2018. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

VY® Invesco Equity and Income Portfolio

In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for VY® Invesco Equity and Income Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2017: (1) the Portfolio outperformed its Morningstar category average for all periods presented, with the exception of the year-to-date period, during which it underperformed; (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the ten-year period, during which it outperformed; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the one-year, three-year, five-year and ten-year periods, and the fifth (lowest) quintile for the year-to-date period.

In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio's management fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the contractual management fee rate for the Portfolio is below the median and equal to the average management fee rates of the funds in its Selected Peer Group; and (b) the net expense ratio for the Portfolio is below the median and the average net expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio's net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio's performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2018. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

VY® JPMorgan Mid Cap Value Portfolio

In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for VY® JPMorgan Mid Cap Value Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2017: (1) the Portfolio outperformed its Morningstar category average for all periods presented, with the exception of the year-to-date and one-year periods, during which it underperformed; (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the one-year and five-year periods, during which it underperformed; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the three-year, five-year, and ten-year periods, the third quintile for the year-to-date period, and the fourth quintile for the one-year period.

In analyzing this performance data, the Board took into account Management's representations regarding the Portfolio's favorable performance during certain periods.

In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio's management fee rate, which result in lower fees at higher asset levels; (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Selected Peer Group, including that: (a) the contractual management fee rate for the Portfolio is above the median and the average management fee rates of the funds in its Selected Peer Group; and (b) the net expense ratio for the Portfolio is above the median and the average net expense ratios of the funds in its Selected Peer Group.

In analyzing this fee data, the Board took into account Management's representations regarding the competitiveness of the Portfolio's management fee rate and net expense ratio.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio's expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio's performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2018. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

VY® Oppenheimer Global Portfolio

In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for VY® Oppenheimer Global Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2017: (1) the Portfolio outperformed its Morningstar category average for all periods presented; (2) the Portfolio outperformed its primary benchmark all periods presented; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the year-to-date, one-year, five-year and ten-year periods, and the second quintile for the three-year period.

In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the contractual management fee rate for the Portfolio is below the median and the average management fee rates of the funds in its Selected Peer Group; and (b) the net expense ratio for the Portfolio is below the median and the average net expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio's net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio's performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2018. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

VY® Pioneer High Yield Portfolio

In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for VY® Pioneer High Yield Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2017: (1) the Portfolio outperformed its Morningstar category average for all periods presented, with the exception of the three-year period, during which it underperformed; (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the year-to-date and ten-year periods, during which it outperformed; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the ten-year period, the second quintile for the year-to-date, one-year and five-year periods, and the third quintile for the three-year period.

In analyzing this performance data, the Board took into account Management's representations regarding the competitiveness of the Portfolio's performance during certain periods.

In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the contractual management fee rate for the Portfolio is above the median and the average management fee

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

rates of the funds in its Selected Peer Group; and (b) the net expense ratio for the Portfolio is below the median and the average net expense ratios of the funds in its Selected Peer Group.

In analyzing this fee data, the Board took into account Management's discussion of fee waivers and/or reimbursements, which lower the Portfolio's net effective management fee rate.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio's net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio's performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2018. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

VY® T. Rowe Price Diversified Mid Cap Growth Portfolio

In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for VY® T. Rowe Price Diversified Mid Cap Growth Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2017: (1) the Portfolio outperformed its Morningstar category average for all periods presented; (2) the Portfolio underperformed its primary benchmark all periods presented, with the exception of the year-to-date period, during which it outperformed; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the three-year, five-year and ten-year periods, the second quintile for the year-to-date period, and the third quintile for the one-year period.

In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the contractual management fee rate for the Portfolio is below the median and the average management fee rates of the funds in its Selected Peer Group; and (b) the net expense ratio for the Portfolio is below the median and the average net expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio's net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio's performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2018. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

VY® T. Rowe Price Growth Equity Portfolio

In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for VY® T. Rowe Price Growth Equity Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2017: (1) the Portfolio outperformed its Morningstar category average for all periods presented; (2) the Portfolio outperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for all periods presented.

In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the contractual management fee rate for the Portfolio is above the median and the average management fee rates of the funds in its Selected Peer Group; and (b) the net expense ratio for the Portfolio is above the median and the average net expense ratios of the funds in its Selected Peer Group.

In analyzing this fee data, the Board took into account Management's representations regarding the competitiveness of the Portfolio's net expense ratio.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee rate is

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

reasonable in the context of all factors considered by the Board; (2) the Portfolio's net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio's performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2018. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

VY® Templeton Foreign Equity Portfolio

In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for VY® Templeton Foreign Equity Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2017: (1) the Portfolio outperformed its Morningstar category average for all periods presented, with the exception of the three-year period, during which it underperformed; (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the year-to-date and three-year periods, during which underperformed; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the ten-year period, the second quintile for the year-to-date period, and the third quintile for the one-year, three-year and five-year periods.

In analyzing this performance data, the Board took into account Management's representations regarding the Portfolio's favorable performance during certain periods.

In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board

took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio's management fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the contractual management fee rate for the Portfolio is above the median and the average management fee rates of the funds in its Selected Peer Group; and (b) the net expense ratio for the Portfolio is above the median and the average net expense ratios of the funds in its Selected Peer Group.

In analyzing this fee data, the Board took into account: (1) Management's discussion of fee waivers and/or reimbursements, which lower the Portfolio's net effective management fee rate; and (2) Management's representations regarding the competitiveness of the Portfolio's net expense ratio.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio's net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio's performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2018. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

Investment Adviser

Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Distributor

Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Transfer Agent

BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Independent Registered Public Accounting Firm

KPMG LLP
Two Financial Center
60 South Street
Boston, Massachusetts 02111

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, New York 10286

Legal Counsel

Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable annuity contract or variable life insurance policy and the underlying variable investment options. This and other information is contained in the prospectus for the variable annuity contract or variable life insurance policy and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.

RETIREMENT | INVESTMENTS | INSURANCE

voyainvestments.com

VPAR-VPI

(1217-022218)

Annual Report
December 31, 2017
Classes ADV, I, R6, S, S2 and T
Voya Partners, Inc.
■ Voya Solution Aggressive Portfolio	■ Voya Solution 2030 Portfolio
■ Voya Solution Balanced Portfolio	■ Voya Solution 2035 Portfolio
■ Voya Solution Conservative Portfolio	■ Voya Solution 2040 Portfolio
■ Voya Solution Income Portfolio	■ Voya Solution 2045 Portfolio
■ Voya Solution Moderately Aggressive Portfolio	■ Voya Solution 2050 Portfolio
■ Voya Solution Moderately Conservative Portfolio	■ Voya Solution 2055 Portfolio
■ Voya Solution 2020 Portfolio	■ Voya Solution 2060 Portfolio
■ Voya Solution 2025 Portfolio

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

PROXY VOTING INFORMATION
A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Portfolios’ website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Portfolios’ website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS
The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Portfolios’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Portfolios’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Portfolios’ Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Portfolios by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

After a Strong Year, Positive Expectations
Dear Shareholder,
The U.S. equity market proved resilient throughout 2017, posting a “perfect pitch” year with not one single month of negative returns. A lot of chatter in the markets has focused on the low levels of volatility that prevailed in 2017, and whether 2018 will be the year that volatility returns (witness early February markets). As usual there are also any number of geopolitical or other risks that could cause a sell-off, but we are heartened by the reality of macroeconomic fundamentals, which include strong and synchronous global growth; we believe these would likely be a governor on a rise in volatility.
We believe the United States, Europe and China will continue to dominate the world economy in 2018. Combined, the three account for about $48 trillion of GDP, more than 60% of the $79 trillion global GDP produced each year. And the rest of the world still has its own positive backdrop: The International Monetary Fund projects that 185 of 190 national economies will grow in 2018.
While economic growth may be synchronous across the globe, it is not likely to be uniform — thus, broad global diversification across continents and asset classes remains important for positioning your portfolio to benefit from potential opportunities. Regardless of where individual markets are in their business cycles, we believe investors are best served by following their asset allocation plan and avoiding the temptation to time entry or exit points.
If your goals have changed, thoroughly discuss them with your investment advisor before making any changes to your investment strategy. We seek to remain a reliable partner committed to reliable investing, helping you and your investment advisor achieve your goals. We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.
Sincerely,
Shaun Mathews
President and Chief Executive Officer
Voya Family of Funds
January 19, 2018
The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.
International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

1

Market Perspective: Year Ended December 31, 2017

In our semi-annual report we described how global equities, in the form of the MSCI World IndexSM (the “Index”), measured in local currencies, including net reinvested dividends, rose 8.25%, carried higher in what seemed to be the path of least resistance. Investor sentiment was still trying to come to terms with the unexpected result of the U.S. presidential election. For this and perhaps more importantly, other reasons, the Index continued its advance, rising in every month, to end up 18.48% for the fiscal year. (The Index returned 22.40% for the year ended December 31, 2017, measured in U.S. dollars.)
By mid-year most commentators had largely discounted a reflation trade driven by U.S. legislative initiatives. But this did not mean that such initiatives were dead; just that the credibility of anything market friendly coming out of them had fallen very low. The President had said on February 9 that he would announce his pro-growth tax reform plan in the coming weeks. Nothing solid had emerged and by early July the Senate was still pre-occupied with the Affordable Care Act (“ACA”), desperately trying to pass any version of a repeal and replace bill. Such attempts finally foundered in the early hours of July 28.
But investors could still take comfort in a narrative of improving global growth and corporate earnings, with monetary conditions still historically easy, to underpin the prices of risk assets. The evidence was there to see. In August the Wall Street Journal observed that the prices of base metals had recently hit multi-year highs, inferring that investors were increasingly bullish on global growth, and later noted that every country tracked by the Organization for Economic Cooperation and Development was set to grow in 2017.
In the euro zone, unemployment ended November at 8.8%, the lowest since January 2009. Gross domestic product (“GDP”) grew 2.5% year-over-year in the third quarter of 2017, slightly higher than the U.S. (2.3%). The European Central Bank finally confirmed that monthly bond purchases would be halved to €30 billion in 2018. The region’s Economic Sentiment Indicator ended the period at the highest since 2000.
China’s GDP growth in the second quarter of 2017 was a healthy 6.9% year-over-year and 6.8% in the third. Imports were continuing to grow at double-digit year-over-year rates, supporting global demand. Excessive debt remained a problem in financial markets, however. In November the authorities announced curbs on leverage in asset management products and promises of guaranteed returns.
Even Japan contributed some good news with GDP rising in the third quarter of 2017 for the seventh straight quarter.
In the U.S., the Federal Reserve (“Fed”) added 25bp (0.25%) to the federal funds rate in March and did so again in June. But areas of sluggishness, like low core consumer price inflation and wage growth persisted into September, which started with devastating hurricanes and rising geo-political tensions with North Korea. Some commentators suggested that the Fed might be done for the year.
However, the hurricanes subsided, geo-political tensions cooled and yet another forlorn attempt to replace the ACA was shrugged off. The December employment report showed the unemployment rate barely above 4%, near the lowest since February 2001. Third quarter GDP growth was reported at 3.2% (annualized) after 3.1% in the second. The outline of a long-awaited pro-growth tax reform program was finally announced, although moving day by day to bring recalcitrant senators on board. For investors, its key feature was a reduction in the corporate tax rate to 21%, which many believed would be used to increase share buy-backs and dividends. The Fed duly raised the federal funds rate by another 25bp (0.25%) in December and the tax bill was signed into law on December 22.
In U.S. fixed income markets, the Bloomberg Barclays U.S. Aggregate Bond Index (“Barclays Aggregate”) added 3.54% in the fiscal year. The Treasury yield curve became flatter, with yields on maturities up to about nine years rising and those on longer maturities falling. Thus the Bloomberg Barclays U.S. Treasury Bond Index rose 2.31% while the Bloomberg Barclays Long-Term U.S. Treasury sub-index gained 8.53%. Indices of riskier classes generally outperformed Treasuries: the Bloomberg Barclays U.S. Corporate Investment Grade Bond Index climbed 6.42%, the Bloomberg Barclays High-Yield Bond — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate) rose 7.50%.
U.S. equities, represented by the S&P 500® Index including dividends, surged 21.83% in 2017. The earnings per share of its constituent companies grew 6.4% year-over-year in the third quarter of 2017, after two quarters of double-digit gains. Technology was the leader, soaring 38.83%. Telecommunications and energy were the laggards, falling 1.25% and 1.01% respectively. Index companies thought to offer comparatively good earnings growth outperformed those considered to offer comparatively good value by more than 12%.
In currencies, the dollar fell 12.37% against the euro, 8.63% against the pound, reflecting some dissipation of the post-election reflation euphoria. In the meantime, the euro zone’s prospects had improved, while some of the panic over Brexit had faded. The dollar slipped 3.65% against the yen, moving within a narrow trading range for most of the year.
In international markets, the MSCI Japan® Index jumped 19.75% over the year, in an environment of improving corporate governance and profitability, with little competition from fixed income investments. The MSCI Europe ex UK® Index rose 13.59%. Aside from the positive developments noted above, corporate earnings were improving and political fears were assuaged by the election of a centrist President in France. But gains were muted by the strengthening euro. The MSCI UK® Index rose 11.94%. GDP growth was down to 0.4% in each of the middle two quarters, Brexit negotiations were slow and inconclusive and we believe by year end it was abundantly clear that the UK’s position was very weak.
All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Portfolios’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 262-3862 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.
Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

2

Benchmark Descriptions

Index	Description
Bloomberg Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An index that includes all fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Bloomberg Barclays U.S. Aggregate Bond Index	An index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Bloomberg Barclays U.S. Corporate Investment Grade Bond Index	An index consisting of publicly issued, fixed rate, nonconvertible, investment grade debt securities.
Bloomberg Barclays Long-Term U.S. Treasury Index	This index measures the performance of U.S. Treasury bills with long-term maturity. The credit level for this index is investment grade. The rebalance scheme is monthly.
Bloomberg Barclays U.S. Treasury Bond Index	A market capitalization-weighted index that measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of one year or more.
MSCI Europe, Australasia and Far East® (“MSCI EAFE”) Index	An index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
Russell 3000® Index	An index that measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market.
S&P 500® Index	An index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
S&P Target Date Retirement Income Index	Seeks to represent asset allocations which target an immediate retirement horizon.
S&P Target Risk Aggressive Index	Seeks to emphasize exposure to equity securities, maximizing opportunities for long-term capital accumulation. It may include small allocations in fixed-income securities to enhance portfolio efficiency.
S&P Target Risk Conservative Index	Seeks to emphasize exposure to fixed income securities in order to produce a current income stream and avoid excessive volatility of returns. Equity securities are included to protect long-term purchasing power.
S&P Target Risk Growth Index	Seeks to measure the performance of an asset allocation strategy targeted to a growth focused risk profile.
S&P Target Risk Moderate Index	Seeks to measure the performance of an asset allocation strategy targeted to a moderate risk profile.
S&P Target Date 2020 Index,
S&P Target Date 2025 Index,
S&P Target Date 2030 Index,
S&P Target Date 2035 Index,
S&P Target Date 2040 Index,
S&P Target Date 2045 Index,
S&P Target Date 2050 Index,
S&P Target Date 2055 Index and
S&P Target Date 2060+ Index	Each index seeks to represent the market consensus for asset allocations which target an approximate 2020, 2025, 2030, 2035, 2040, 2045, 2050, 2055, 2060 and beyond the 2060 retirement horizon, respectively.
Tokyo Stock Price Index (“TOPIX Index®”)	A composite index for the Tokyo Stock Exchange tracking all domestic stocks from the first section of the exchange.
3

Voya Solution Portfolios	Portfolio Managers’ Report

The Voya Solution Portfolios consist of Voya Solution Aggressive Portfolio, Voya Solution Balanced Portfolio, Voya Solution Conservative Portfolio, Voya Solution Income Portfolio, Voya Solution Moderately Aggressive Portfolio, Voya Solution Moderately Conservative Portfolio, Voya Solution 2020 Portfolio, Voya Solution 2025 Portfolio, Voya Solution 2030 Portfolio, Voya Solution 2035 Portfolio, Voya Solution 2040 Portfolio, Voya Solution 2045 Portfolio, Voya Solution 2050 Portfolio, Voya Solution 2055 Portfolio, and Voya Solution 2060 Portfolio (each a “Portfolio” or collectively, the “Portfolios” or the “Solution Portfolios”). Each Portfolio seeks to achieve its investment objective by investing in a combination of underlying funds which are actively managed funds or passively managed funds (index funds)(1). Each Portfolio uses an asset allocation strategy (“Strategic Asset Allocation”) designed for investors expecting to retire around the year or have the risk profile applicable to that Portfolio. These Target Asset Allocations as of December 31, 2017 are set out in the table below. The Portfolios are managed by Halvard Kvaale, CIMA, Paul Zemsky, CFA and Chief Investment Officer, and Jody Hrazanek, Portfolio Managers of Voya Investment Management Co. LLC (“Voya IM”) the Sub-Adviser (“Sub-Adviser”).
Performance: Each Portfolio’s performance against its respective benchmarks can be found on page 7. Each Portfolio, except Solution Balanced, Solution Conservative, Solution Moderately Aggressive and Solution Moderately Conservative, outperformed its respective S&P Target Index.
Portfolio Specifics: The Portfolio managers attempt to enhance investment returns by tactically deviating from Strategic Asset Allocations to take advantage of opportunities or reduce risk. The following tactics were among those employed in 2017.
All Portfolios started the year with an overweight to U.S. large-cap equities, funded by underweight positions in core U.S. fixed income, high yield and short duration.
In January, the Portfolios purchased Japanese equities, funded by selling a portion of their U.S. large-cap equity position. At the time of the trade, we believed Japan to be one of the markets most likely to benefit from an acceleration in global growth. Therefore, we positioned the Portfolios to benefit from continued qualitative and quantitative easing by the Bank of Japan. This trade maintained the Portfolios’ global equity overweight, rotating equity from the United States towards more cyclical regions of the world. This position was unwound at the end of February, given the growing realization that the Bank of Japan’s easing was ineffective in its attempt to reaccelerate the Japanese economy. The proceeds of the sale were used to purchase U.S. large-cap equities.
At the end of March, the Portfolios enacted two new positions, selling their U.S. large-cap equity overweight in favor of euro zone and emerging market equities. We believe both trades were supported by attractive valuations and strong fundamentals underpinned by easing financial conditions and global reacceleration.
At the close of April, adjustments were made to the strategic asset allocation targets to reflect the portfolio management team’s revised long-term capital market expectations for a range of asset classes. This resulted in modest changes in the Portfolios’ sub-asset allocations in varying degrees. Primary adjustments across all Portfolios included a shift from growth to value within U.S. large-cap equities, increased allocations to small-cap equities and reduced global fixed income exposure in favor of core U.S. fixed income. In addition, long government bonds were removed as a strategic asset class but the Portfolios maintained a small tactical allocation to them for duration management purposes. Finally, to maintain equity weights through the annual glide down process, a tactical overweight to equities was enacted for the 2020-2035 Portfolios.
In June, the Portfolios tactically rotated a portion of their U.S. large-cap equity allocations towards growth to offset the value bias in their strategic allocations. The rationale supporting a growth-tilted market was based on the U.S. Federal Reserve Board’s (“Fed”) firm resolve for gradual interest-rate increases, two straight disappointing inflation readings and continual problems besetting the Trump administration’s agenda.
At the close of August, the Portfolios converted their existing euro zone equity exposure from a currency hedged position to an unhedged position. In August, the long euro and short U.S. dollar positioning had come off of extremes, providing an opportunity to scale into non-U.S. dollar exposure for the trade. In addition, fundamental indicators — such as gross domestic product (GDP) and purchasing managers index differentials between the two economies — were in our opinion showing support for a stronger euro versus the U.S. dollar.
At the end of September, the Portfolios opened a position in Japanese equities by selling international developed equities. At the time of the trade, Japan was on course to deliver the strongest earnings growth of any major region in 2017, but was the only major region to have been de-rated in forward price-to-earnings (“P/E”) terms. What’s more, at trade time, the TOPIX Index® was inexpensive, trading at a forward P/E relative to the MSCI World IndexSM at the lower end of its 12-year
4

Portfolio Managers’ Report	Voya Solution Portfolios

historical range. In October, the Portfolios further increased their Japanese equity exposure, funded by a reduced allocation to U.S. large blend equities. Also in mid-October, the 2020 and 2025 Portfolios sold U.S. large cap equities and purchased core U.S. fixed income to reduce an equity overweight position that was initiated in 2016. While the team remains positive on risk assets for 2018, we believe reducing equity exposures to be prudent in the event of an equity market sell-off for these near-dated Portfolios.
During the year, tactical moves had a positive impact across all Portfolios.
During the year, the Portfolios utilized various futures to enact tactical positions. Futures were utilized to avoid significant manager disruption and provide the Portfolios with greater liquidity. The impact of the derivatives was in line with expectations of the tactical asset allocation positions.
The Portfolio managers also attempt to add value by selecting underlying funds that are expected to perform well against the various asset class benchmarks from which the Strategic Asset Allocations are constructed. Individual contributors to benchmark-relative performance included VY® T. Rowe Price Growth Equity Portfolio, Voya Multi-Manager Emerging Markets Equity Fund and VY® Invesco Comstock Portfolio. Individual detractors from relative performance included Voya Small Company Portfolio, Voya Floating Rate Fund and Voya High Yield Bond Fund.
Current Strategy and Outlook: A lot of chatter in the markets is focusing on the low levels of volatility that prevailed in 2017 and whether 2018 will be the year that it returns. As usual, there are any number of geopolitical or other risks that could cause a temporary sell-off. That being said, we are heartened by the reality of macroeconomic fundamentals, which in our opinion include strong and synchronous global growth. We believe this would put a cap on any weakness in risk assets or rises in volatility.
Equities had a strong run in 2017, driven equally by multiple expansion and earnings growth. Investors will likely find that earnings will have to do most of the heavy lifting in 2018, as equities have become more expensive at 19 times forward earnings. We believe it’s not a bad thing to have an earnings-driven year for equities. Based on our models, we believe the S&P 500® Index should be able to deliver 10% earnings growth. While tax cuts can add more fuel to the earnings fire, they are largely already incorporated into equity prices.
We favored equities in 2017 and continue to do so going into 2018. The emerging markets were the darlings of last year, gaining over 30%. Even with a modest setback, lagging U.S. equities in the fourth quarter, in our view they are the ultimate beneficiaries of stronger than expected global growth and in our view offer good valuations. Japan has been among our strongest views in the latter part of 2017. The continued support from “Abenomics” and the central bank anchoring bond yields have produced solid growth and modest inflation.
In the United States, tax reform legislation has cleared the legislative hurdles to become law. We estimate the new policy will boost U.S. GDP growth by 0.3% in 2018 and 2019. The financial markets will have to digest some short- and longer-term consequences. We believe Fed spending will likely grow more quickly in 2018 than it has for the last three years. But with more fiscal stimulus comes larger deficits. Consensus expectations are for the U.S. budget deficit to reach 3.7% in 2018 and 5.0% in 2019. We also expect the Fed to respond to faster growth to maintain its mandate for a stable labor market. Therefore, we think the Fed will have to raise interest rates four times in 2018. Raising short-term interest rates will likely continue to flatten the yield curve (the difference between the yields on two-year and ten-year Treasuries), but the flattening is unlikely to match the magnitude that occurred in 2017. The longer end of the yield curve is unlikely to be as firmly anchored as it was in 2017, as one-off effects of softer inflation and an increase in the global supply of bonds impact the market.
In our opinion, the Portfolios remains positioned for a positive global growth outlook. Our long held constructive view on the emerging markets remains in place, even in light of some temporary relative weakness. We think economic data are still a positive and not too much of a good thing. While mindful that the cycle may be late in calendar years, we see our economic activity models and earnings projections telling us equities can remain well supported.

(1)
The investment objective of each Portfolio is described in the Portfolios’ prospectuses, each dated May 1, 2017.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

5

Voya Solution Portfolios	Portfolio Managers’ Report

Target Allocations as of December 31, 2017
Sub Asset Class	2060	2055	2050	2045	2040	2035	2030	2025	2020	Income
US Large Blend	17.0%	17.0%	17.0%	17.0%	20.6%	22.0%	21.0%	16.0%	12.5%	9.1%
US Large Growth	13.0%	13.0%	13.0%	13.5%	11.5%	10.0%	9.0%	7.8%	6.5%	5.5%
US Large Value	13.0%	13.0%	13.0%	13.0%	11.0%	9.5%	8.5%	7.3%	6.0%	4.0%
US Mid Cap Blend	11.0%	11.0%	11.0%	10.0%	8.0%	7.0%	5.0%	4.5%	3.0%	3.0%
US Small Cap	5.0%	5.0%	5.0%	5.0%	5.0%	4.0%	4.0%	3.0%	3.0%	—
International	21.0%	21.0%	21.0%	20.0%	19.0%	18.0%	16.0%	13.0%	10.0%	6.0%
Japan Equity	3.0%	3.0%	3.0%	3.0%	3.0%	3.0%	3.0%	3.0%	3.0%	3.0%
Emerging Markets	8.5%	8.5%	8.5%	8.0%	7.5%	7.0%	6.0%	5.0%	3.5%	3.0%
US Real Estate	1.5%	1.5%	1.5%	1.5%	1.5%	1.5%	1.5%	1.0%	1.0%	1.0%
Global Real Estate	1.5%	1.5%	1.5%	1.5%	1.5%	1.5%	1.5%	1.0%	1.0%	1.0%
Commodities	1.5%	1.5%	1.5%	1.5%	1.5%	1.5%	1.5%	1.5%	1.5%	1.5%
Core Fixed Income	4.0%	4.0%	4.0%	4.3%	5.0%	8.0%	15.0%	22.8%	26.8%	35.9%
High Yield	—	—	—	—	2.0%	2.0%	2.0%	2.0%	2.0%	2.0%
Senior Debt	—	—	—	1.8%	3.0%	5.0%	5.0%	5.0%	5.0%	5.0%
International Bonds	—	—	—	—	—	—	—	3.0%	3.0%	3.0%
TIPS	—	—	—	—	—	—	—	—	5.0%	7.0%
Short Duration	—	—	—	—	—	—	—	3.3%	7.3%	10.0%
Long Govt Bonds	—	—	—	—	—	—	1.0%	1.0%	—	—
Total Equity	96.0%	96.0%	96.0%	94.0%	90.1%	85.0%	77.0%	63.0%	51.0%	37.1%
Total Fixed Income	4.0%	4.0%	4.0%	6.0%	10.0%	15.0%	23.0%	37.0%	49.0%	62.9%
	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Target Allocations as of December 31, 2017
Sub Asset Class	Aggressive	Balanced	Conservative	Moderately Aggressive	Moderately Conservative
US Large Blend	15.5%	13.0%	8.5%	13.0%	9.5%
US Large Growth	13.0%	7.5%	2.0%	9.0%	3.5%
US Large Value	13.0%	12.0%	3.0%	14.5%	7.5%
US Mid Cap Blend	15.0%	8.0%	4.0%	12.0%	5.0%
US Small Cap	7.0%	4.0%	—	6.0%	3.0%
International	21.0%	10.5%	2.0%	16.0%	6.0%
Japan Equity	3.0%	3.0%	3.0%	3.0%	3.0%
Emerging Markets	7.5%	4.5%	2.5%	6.0%	3.5%
US Real Estate	1.0%	1.0%	—	1.0%	1.0%
Global Real Estate	1.0%	1.0%	—	1.0%	1.0%
Commodities	1.0%	1.5%	2.0%	1.5%	2.0%
Core Fixed Income	2.0%	23.0%	31.0%	10.0%	28.0%
High Yield	—	4.0%	7.0%	2.0%	6.0%
Senior Debt	—	5.0%	7.0%	5.0%	7.0%
International Bonds	—	—	3.0%	—	2.0%
TIPS	—	—	5.0%	—	4.0%
Short Duration	—	2.0%	20.0%	—	8.0%
Long Govt Bonds	—	—	—	—	—
Total Equity	98.0%	66.0%	27.0%	83.0%	45.0%
Total Fixed Income	2.0%	34.0%	73.0%	17.0%	55.0%
	100.0%	100.0%	100.0%	100.0%	100.0%
As these are target allocations, the actual allocations of each Portfolio’s assets may deviate from the percentages shown. Although the Portfolios expect to be fully invested at all times, they may maintain liquidity reserves to meet redemption requests.
Portfolio holdings are subject to change daily.
6

Portfolio Managers’ Report	Voya Solution Portfolios

Total Returns for the Period Ended December 31, 2017
1 Year
Voya Solution Aggressive Portfolio, Class S	21.92%
S&P Target Risk Aggressive® Index	20.36%
Voya Solution Balanced Portfolio, Class S	14.75%
S&P Target Risk® Growth Index	16.22%
Voya Solution Conservative Portfolio, Class S	7.31%
S&P Target Risk® Conservative Index	9.97%
Voya Solution Income Portfolio, Class S	9.41%
S&P Target Date Retirement Income Index	8.54%
Russell 3000® Index	21.13%
MSCI EAFE® Index	25.03%
Bloomberg Barclays U.S. Aggregate Bond (“BCAB”) Index	3.54%
Voya Solution Moderately Aggressive Portfolio, Class S	18.22%
S&P Target Risk Aggressive® Index	20.36%
Voya Solution Moderately Conservative Portfolio, Class S	10.40%
S&P Target Risk® Moderate Index	12.06%
Voya Solution 2020 Portfolio, Class S	12.78%
S&P Target Date 2020 Index	12.80%
Voya Solution 2025 Portfolio, Class S	15.29%
S&P Target Date 2025 Index	14.55%
Russell 3000® Index	21.13%
MSCI EAFE® Index	25.03%
BCAB Index	3.54%
Voya Solution 2030 Portfolio, Class S	17.59%
S&P Target Date 2030 Index	16.19%
Voya Solution 2035 Portfolio, Class S	19.44%
S&P Target Date 2035 Index	17.78%
Russell 3000® Index	21.13%
MSCI EAFE® Index	25.03%
BCAB Index	3.54%
Voya Solution 2040 Portfolio, Class S	20.53%
S&P Target Date 2040 Index	18.87%
Voya Solution 2045 Portfolio, Class S	21.25%
S&P Target Date 2045 Index	19.56%
Russell 3000® Index	21.13%
MSCI EAFE® Index	25.03%
BCAB Index	3.54%
Voya Solution 2050 Portfolio, Class S	21.63%
S&P Target Date 2050 Index	20.18%
Voya Solution 2055 Portfolio, Class S	21.66%
S&P Target Date 2055 Index	20.48%
Voya Solution 2060 Portfolio, Class S	21.81%
S&P Target Date 2060+ Index	20.75%

7

Voya Solution Aggressive Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2017
	1 Year	Since Inception of Classes ADV, I, S, and S2 May 1, 2013	Since Inception of Class R6 May 2, 2016
Class ADV	21.71%	10.10%	—
Class I	22.28%	10.75%	—
Class R6(1)	22.28%	—	10.75%
Class S	21.92%	10.46%	—
Class S2	21.71%	10.17%	—
S&P Target Risk Aggressive® Index	20.36%	9.94%	9.94%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Solution Aggressive Portfolio against the index indicated. The index is unmanaged, has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.
This report contains statements that may be “forward-looking”statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

(1)
The Class R6 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

8

Portfolio Managers’ Report	Voya Solution Balanced Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2017
	1 Year	5 Year	10 Year	Since Inception of Class S2 April 30, 2010
Class ADV	14.46%	8.10%	4.41%	—
Class I	14.89%	8.63%	4.98%	—
Class R6(1)	15.01%	8.63%	4.98%	—
Class S	14.75%	8.35%	4.72%	—
Class S2	14.63%	8.21%	—	7.64%
S&P Target Risk® Growth Index	16.22%	8.90%	5.50%	8.40%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Solution Balanced Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

(1)
Class R6 incepted on May 2, 2016. The Class R6 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

9

Voya Solution Conservative Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2017
	1 Year	5 Year	Since Inception of Classes ADV, I, S, and S2 April 30, 2010	Since Inception of Class R6 May 2, 2016
Class ADV	7.06%	4.30%	4.77%	—
Class I	7.60%	4.82%	5.29%	—
Class R6(1)	7.60%	4.82%	—	5.29%
Class S	7.31%	4.57%	5.03%	—
Class S2	7.20%	4.42%	4.88%	—
S&P Target Risk® Conservative Index	9.97%	5.11%	5.38%	5.38%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Solution Conservative Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

(1)
The Class R6 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

10

Portfolio Managers’ Report	Voya Solution Income Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2017
	1 Year	5 Year	10 Year	Since Inception of Class S2 May 28, 2009
Class ADV	9.15%	5.02%	4.06%	—
Class I	9.66%	5.54%	4.58%	—
Class S	9.41%	5.30%	4.32%	—
Class S2	9.23%	5.12%	—	6.72%
Class T	8.84%	4.82%	3.85%	—
S&P Target Date Retirement Income Index	8.54%	4.86%	4.12%	6.51%
Russell 3000® Index	21.13%	15.58%	8.60%	15.91%
MSCI EAFE® Index	25.03%	7.90%	1.94%	11.64%
BCAB Index	3.54%	2.10%	4.01%	4.09%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Solution Income Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index. On June 1, 2017, S&P Dow Jones Indices, a third-party index provider, made construction and methodology changes to the index used by the Portfolio. Performance for the index for periods prior to June 1, 2017 has been recalculated by the index provider based on the new construction and methodology.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/orother service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.
This report contains statements that may be “forward-looking”statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

11

Voya Solution Moderately Aggressive Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2017
	1 Year	5 Year	Since Inception of Classes ADV, I, S, and S2 April 30, 2010	Since Inception of Class R6 May 2, 2016
Class ADV	17.89%	9.49%	8.49%	—
Class I	18.50%	10.05%	9.05%	—
Class R6(1)	18.51%	10.03%	—	9.04%
Class S	18.22%	9.77%	8.77%	—
Class S2	18.05%	9.60%	8.62%	—
S&P Target Risk Aggressive® Index	20.36%	11.05%	10.24%	10.24%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Solution Moderately Aggressive Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

(1)
The Class R6 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

12

Portfolio Managers’ Report	Voya Solution Moderately Conservative Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2017
	1 Year	5 Year	10 Year	Since Inception of Class S2 April 30, 2010
Class ADV	10.09%	5.85%	3.99%	—
Class I	10.73%	6.37%	4.63%	—
Class R6(1)	10.68%	6.34%	4.61%	—
Class S	10.40%	6.13%	4.34%	—
Class S2	10.33%	5.97%	—	6.11%
S&P Target Risk® Moderate Index	12.06%	6.46%	4.55%	6.38%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Solution Moderately Conservative Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

(1)
Class R6 incepted on May 2, 2016. The Class R6 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

13

Voya Solution 2020 Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2017
	1 Year	5 Year	Since Inception of Classes ADV, I, S, S2 and T October 3, 2011
Class ADV	12.43%	7.40%	9.21%
Class I	13.01%	7.97%	9.76%
Class S	12.78%	7.70%	9.47%
Class S2	12.54%	7.54%	9.34%
Class T	12.22%	7.28%	9.06%
S&P Target Date 2020 Index	12.80%	7.92%	9.70%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Solution 2020 Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index. On June 1, 2017, S&P Dow Jones Indices, a third-party index provider, made construction and methodology changes to the index used by the Portfolio. Performance for the index for periods prior to June 1, 2017 has been recalculated by the index provider based on the new construction and methodology.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.
This report contains statements that may be “forward-looking”statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

14

Portfolio Managers’ Report	Voya Solution 2025 Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2017
	1 Year	5 Year	10 Year	Since Inception of Class S2 May 28, 2009
Class ADV	15.02%	8.14%	4.28%	—
Class I	15.62%	8.68%	4.80%	—
Class S	15.29%	8.42%	4.54%	—
Class S2	15.07%	8.23%	—	9.75%
Class T	14.78%	7.93%	4.07%	—
S&P Target Date 2025 Index	14.55%	8.76%	5.53%	10.37%
Russell 3000® Index	21.13%	15.58%	8.60%	15.91%
MSCI EAFE® Index	25.03%	7.90%	1.94%	11.64%
BCAB Index	3.54%	2.10%	4.01%	4.09%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Solution 2025 Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index. On June 1, 2017, S&P Dow Jones Indices, a third-party index provider, made construction and methodology changes to the index used by the Portfolio. Performance for the index for periods prior to June 1, 2017 has been recalculated by the index provider based on the new construction and methodology.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.
This report contains statements that may be “forward-looking”statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

15

Voya Solution 2030 Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2017
	1 Year	5 Year	Since Inception of Classes ADV, I, S, S2 and T October 3, 2011
Class ADV	17.22%	9.46%	11.49%
Class I	17.86%	10.05%	12.06%
Class S	17.59%	9.72%	11.73%
Class S2	17.38%	9.52%	11.56%
Class T	17.05%	9.30%	11.31%
S&P Target Date 2030 Index	16.19%	9.57%	11.67%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Solution 2030 Portfolio against the index indicated. The index is unmanaged, has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index. On June 1, 2017, S&P Dow Jones Indices, a third-party index provider, made construction and methodology changes to the index used by the Portfolio. Performance for the index for periods prior to June 1, 2017 has been recalculated by the index provider based on the new construction and methodology.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.
It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.
This report contains statements that may be “forward-looking”statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

16

Portfolio Managers’ Report	Voya Solution 2035 Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2017
	1 Year	5 Year	10 Year	Since Inception of Class S2 May 28, 2009
Class ADV	19.22%	9.68%	4.77%	—
Class I	19.82%	10.22%	5.28%	—
Class S	19.44%	9.94%	5.03%	—
Class S2	19.28%	9.78%	—	10.91%
Class T	19.03%	9.46%	4.56%	—
S&P Target Date 2035 Index	17.78%	10.29%	5.90%	11.63%
Russell 3000® Index	21.13%	15.58%	8.60%	15.91%
MSCI EAFE® Index	25.03%	7.90%	1.94%	11.64%
BCAB Index	3.54%	2.10%	4.01%	4.09%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Solution 2035 Portfolio against the indices indicated. An index is unmanaged, has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index. On June 1, 2017, S&P Dow Jones Indices, a third-party index provider, made construction and methodology changes to the index used by the Portfolio. Performance for the index for periods prior to June 1, 2017 has been recalculated by the index provider based on the new construction and methodology.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 262-3862 to get performance through the most recent month end.
It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.
This report contains statements that may be “forward-looking”statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

17

Voya Solution 2040 Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2017
	1 Year	5 Year	Since Inception of Classes ADV, I, S, S2 and T October 3, 2011
Class ADV	20.23%	10.70%	12.97%
Class I	20.85%	11.29%	13.57%
Class S	20.53%	10.95%	13.23%
Class S2	20.31%	10.78%	13.07%
Class T	20.05%	10.48%	12.76%
S&P Target Date 2040 Index	18.87%	10.78%	13.03%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Solution 2040 Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index. On June 1, 2017, S&P Dow Jones Indices, a third-party index provider, made construction and methodology changes to the index used by the Portfolio. Performance for the index for periods prior to June 1, 2017 has been recalculated by the index provider based on the new construction and methodology.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.
This report contains statements that may be “forward-looking”statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

18

Portfolio Managers’ Report	Voya Solution 2045 Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2017
	1 Year	5 Year	10 Year	Since Inception of Class S2 May 28, 2009
Class ADV	20.92%	10.58%	4.87%	—
Class I	21.53%	11.13%	5.39%	—
Class S	21.25%	10.85%	5.12%	—
Class S2	21.02%	10.68%	—	11.55%
Class T	20.69%	10.36%	4.66%	—
S&P Target Date 2045 Index	19.56%	11.15%	6.06%	12.29%
Russell 3000® Index	21.13%	15.58%	8.60%	15.91%
MSCI EAFE® Index	25.03%	7.90%	1.94%	11.64%
BCAB Index	3.54%	2.10%	4.01%	4.09%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Solution 2045 Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index. On June 1, 2017, S&P Dow Jones Indices, a third-party index provider, made construction and methodology changes to the index used by the Portfolio. Performance for the index for periods prior to June 1, 2017 has been recalculated by the index provider based on the new construction and methodology.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.
This report contains statements that may be “forward-looking”statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

19

Voya Solution 2050 Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2017
	1 Year	5 Year	Since Inception of Classes ADV, I, S, S2 and T October 3, 2011
Class ADV	21.30%	11.00%	13.23%
Class I	21.99%	11.62%	13.86%
Class S	21.63%	11.27%	13.49%
Class S2	21.47%	11.09%	13.32%
Class T	21.15%	10.84%	13.07%
S&P Target Date 2050 Index	20.18%	11.48%	13.80%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Solution 2050 Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index. On June 1, 2017, S&P Dow Jones Indices, a third-party index provider, made construction and methodology changes to the index used by the Portfolio. Performance for the index for periods prior to June 1, 2017 has been recalculated by the index provider based on the new construction and methodology.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.
This report contains statements that may be “forward-looking”statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

20

Portfolio Managers’ Report	Voya Solution 2055 Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2017
	1 Year	5 Year	Since Inception of Classes ADV, I, S, S2 and T March 8, 2010
Class ADV	21.40%	10.72%	9.64%
Class I	21.94%	11.28%	10.18%
Class S	21.66%	11.00%	9.91%
Class S2	21.52%	10.84%	9.75%
Class T	21.08%	10.53%	9.43%
S&P Target Date 2055 Index	20.48%	11.70%	10.66%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Solution 2055 Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index. On June 1, 2017, S&P Dow Jones Indices, a third-party index provider, made construction and methodology changes to the index used by the Portfolio. Performance for the index for periods prior to June 1, 2017 has been recalculated by the index provider based on the new construction and methodology.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.
This report contains statements that may be “forward-looking”statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

21

Voya Solution 2060 Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2017
	1 Year	Since Inception of Classes ADV, I, S, S2 and T February 9, 2015
Class ADV	21.42%	8.83%
Class I	22.15%	9.31%
Class S	21.81%	8.91%
Class S2	21.56%	8.87%
Class T	21.24%	8.51%
S&P Target Date 2060+ Index	20.75%	9.82%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Solution 2060 Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index. On June 1, 2017, S&P Dow Jones Indices, a third-party index provider, made construction and methodology changes to the index used by the Portfolio. Performance for the index for periods prior to June 1, 2017 has been recalculated by the index provider based on the new construction and methodology.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.
It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.
This report contains statements that may be “forward-looking”statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

22

SHAREHOLDER EXPENSE EXAMPLES (Unaudited)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples are based on an investment of  $1,000 invested at the beginning of the period and held for the entire period from July 1, 2017 to December 31, 2017. The Portfolios’ expenses are shown without the imposition of any charges which are, or may be, imposed under your variable annuity contract, variable life insurance policy, qualified pension or retirement plan. Expenses would have been higher if such charges were included.
Actual Expenses
The left section of the table shown below, “Actual Portfolio Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.
	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Annualized Expense Ratio*	Expenses Paid During the Period Ended December 31, 2017**	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Annualized Expense Ratio*	Expenses Paid During the Period Ended December 31, 2017**
Voya Solution Aggressive Portfolio
Class ADV	$1,000.00	$1,105.00	0.66%	$3.50	$1,000.00	$1,021.88	0.66%	$3.36
Class I	1,000.00	1,107.80	0.16	0.85	1,000.00	1,024.40	0.16	0.82
Class R6	1,000.00	1,107.80	0.16	0.85	1,000.00	1,024.40	0.16	0.82
Class S	1,000.00	1,105.20	0.41	2.18	1,000.00	1,023.14	0.41	2.09
Class S2	1,000.00	1,104.90	0.56	2.97	1,000.00	1,022.38	0.56	2.85
Voya Solution Balanced Portfolio
Class ADV	$1,000.00	$1,070.10	0.66%	$3.44	$1,000.00	$1,021.88	0.66%	$3.36
Class I	1,000.00	1,071.40	0.16	0.84	1,000.00	1,024.40	0.16	0.82
Class R6	1,000.00	1,071.40	0.16	0.84	1,000.00	1,024.40	0.16	0.82
Class S	1,000.00	1,070.50	0.41	2.14	1,000.00	1,023.14	0.41	2.09
Class S2	1,000.00	1,070.40	0.56	2.92	1,000.00	1,022.38	0.56	2.85
Voya Solution Conservative Portfolio
Class ADV	$1,000.00	$1,032.70	0.62%	$3.18	$1,000.00	$1,022.08	0.62%	$3.16
Class I	1,000.00	1,035.50	0.12	0.62	1,000.00	1,024.60	0.12	0.61
Class R6	1,000.00	1,035.50	0.12	0.62	1,000.00	1,024.60	0.12	0.61
Class S	1,000.00	1,034.30	0.37	1.90	1,000.00	1,023.34	0.37	1.89
Class S2	1,000.00	1,033.90	0.52	2.67	1,000.00	1,022.58	0.52	2.65
23

SHAREHOLDER EXPENSE EXAMPLES (Unaudited) (continued)

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Annualized Expense Ratio*	Expenses Paid During the Period Ended December 31, 2017**	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Annualized Expense Ratio*	Expenses Paid During the Period Ended December 31, 2017**
Voya Solution Income Portfolio
Class ADV	$1,000.00	$1,043.60	0.61%	$3.14	$1,000.00	$1,022.13	0.61%	$3.11
Class I	1,000.00	1,045.20	0.11	0.57	1,000.00	1,024.65	0.11	0.56
Class S	1,000.00	1,045.00	0.36	1.86	1,000.00	1,023.39	0.36	1.84
Class S2	1,000.00	1,043.80	0.51	2.63	1,000.00	1,022.63	0.51	2.60
Class T	1,000.00	1,041.40	0.81	4.17	1,000.00	1,021.12	0.81	4.13
Voya Solution Moderately Aggressive Portfolio
Class ADV	$1,000.00	$1,086.30	0.71%	$3.73	$1,000.00	$1,021.63	0.71%	$3.62
Class I	1,000.00	1,089.20	0.21	1.11	1,000.00	1,024.15	0.21	1.07
Class R6	1,000.00	1,089.30	0.21	1.11	1,000.00	1,024.15	0.21	1.07
Class S	1,000.00	1,087.50	0.46	2.42	1,000.00	1,022.89	0.46	2.35
Class S2	1,000.00	1,086.70	0.61	3.21	1,000.00	1,022.13	0.61	3.11
Voya Solution Moderately Conservative Portfolio
Class ADV	$1,000.00	$1,048.70	0.65%	$3.36	$1,000.00	$1,021.93	0.65%	$3.31
Class I	1,000.00	1,051.70	0.15	0.78	1,000.00	1,024.45	0.15	0.77
Class R6	1,000.00	1,052.20	0.15	0.78	1,000.00	1,024.45	0.15	0.77
Class S	1,000.00	1,050.60	0.40	2.07	1,000.00	1,023.19	0.40	2.04
Class S2	1,000.00	1,050.40	0.55	2.84	1,000.00	1,022.43	0.55	2.80
Voya Solution 2020 Portfolio
Class ADV	$1,000.00	$1,058.20	0.61%	$3.16	$1,000.00	$1,022.13	0.61%	$3.11
Class I	1,000.00	1,060.70	0.11	0.57	1,000.00	1,024.65	0.11	0.56
Class S	1,000.00	1,059.80	0.36	1.87	1,000.00	1,023.39	0.36	1.84
Class S2	1,000.00	1,058.70	0.51	2.65	1,000.00	1,022.63	0.51	2.60
Class T	1,000.00	1,057.00	0.81	4.20	1,000.00	1,021.12	0.81	4.13
Voya Solution 2025 Portfolio
Class ADV	$1,000.00	$1,069.90	0.66%	$3.44	$1,000.00	$1,021.88	0.66%	$3.36
Class I	1,000.00	1,072.90	0.16	0.84	1,000.00	1,024.40	0.16	0.82
Class S	1,000.00	1,071.70	0.41	2.14	1,000.00	1,023.14	0.41	2.09
Class S2	1,000.00	1,070.30	0.56	2.92	1,000.00	1,022.38	0.56	2.85
Class T	1,000.00	1,068.80	0.86	4.48	1,000.00	1,020.87	0.86	4.38
Voya Solution 2030 Portfolio
Class ADV	$1,000.00	$1,082.10	0.64%	$3.36	$1,000.00	$1,021.98	0.64%	$3.26
Class I	1,000.00	1,084.80	0.14	0.74	1,000.00	1,024.50	0.14	0.71
Class S	1,000.00	1,083.40	0.39	2.05	1,000.00	1,023.24	0.39	1.99
Class S2	1,000.00	1,082.60	0.54	2.83	1,000.00	1,022.48	0.54	2.75
Class T	1,000.00	1,081.50	0.84	4.41	1,000.00	1,020.97	0.84	4.28
Voya Solution 2035 Portfolio
Class ADV	$1,000.00	$1,091.30	0.65%	$3.43	$1,000.00	$1,021.93	0.65%	$3.31
Class I	1,000.00	1,093.60	0.15	0.79	1,000.00	1,024.45	0.15	0.77
Class S	1,000.00	1,092.80	0.40	2.11	1,000.00	1,023.19	0.40	2.04
Class S2	1,000.00	1,091.80	0.55	2.90	1,000.00	1,022.43	0.55	2.80
Class T	1,000.00	1,090.40	0.85	4.48	1,000.00	1,020.92	0.85	4.33
24

SHAREHOLDER EXPENSE EXAMPLES (Unaudited) (continued)

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Annualized Expense Ratio*	Expenses Paid During the Period Ended December 31, 2017**	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Annualized Expense Ratio*	Expenses Paid During the Period Ended December 31, 2017**
Voya Solution 2040 Portfolio
Class ADV	$1,000.00	$1,096.10	0.63%	$3.33	$1,000.00	$1,022.03	0.63%	$3.21
Class I	1,000.00	1,099.00	0.13	0.69	1,000.00	1,024.55	0.13	0.66
Class S	1,000.00	1,097.60	0.38	2.01	1,000.00	1,023.29	0.38	1.94
Class S2	1,000.00	1,096.60	0.53	2.80	1,000.00	1,022.53	0.53	2.70
Class T	1,000.00	1,095.00	0.83	4.38	1,000.00	1,021.02	0.83	4.23
Voya Solution 2045 Portfolio
Class ADV	$1,000.00	$1,101.40	0.67%	$3.55	$1,000.00	$1,021.83	0.67%	$3.41
Class I	1,000.00	1,104.10	0.17	0.90	1,000.00	1,024.35	0.17	0.87
Class S	1,000.00	1,102.00	0.42	2.23	1,000.00	1,023.09	0.42	2.14
Class S2	1,000.00	1,101.20	0.57	3.02	1,000.00	1,022.33	0.57	2.91
Class T	1,000.00	1,100.40	0.87	4.61	1,000.00	1,020.82	0.87	4.43
Voya Solution 2050 Portfolio
Class ADV	$1,000.00	$1,103.20	0.65%	$3.45	$1,000.00	$1,021.93	0.65%	$3.31
Class I	1,000.00	1,106.40	0.15	0.80	1,000.00	1,024.45	0.15	0.77
Class S	1,000.00	1,104.50	0.40	2.12	1,000.00	1,023.19	0.40	2.04
Class S2	1,000.00	1,103.90	0.55	2.92	1,000.00	1,022.43	0.55	2.80
Class T	1,000.00	1,102.10	0.85	4.50	1,000.00	1,020.92	0.85	4.33
Voya Solution 2055 Portfolio
Class ADV	$1,000.00	$1,102.60	0.66%	$3.50	$1,000.00	$1,021.88	0.66%	$3.36
Class I	1,000.00	1,106.20	0.16	0.85	1,000.00	1,024.40	0.16	0.82
Class S	1,000.00	1,105.00	0.41	2.18	1,000.00	1,023.14	0.41	2.09
Class S2	1,000.00	1,104.00	0.56	2.97	1,000.00	1,022.38	0.56	2.85
Class T	1,000.00	1,101.50	0.86	4.56	1,000.00	1,020.87	0.86	4.38
Voya Solution 2060 Portfolio
Class ADV	$1,000.00	$1,103.10	0.67%	$3.55	$1,000.00	$1,021.83	0.67%	$3.41
Class I	1,000.00	1,106.50	0.17	0.90	1,000.00	1,024.35	0.17	0.87
Class S	1,000.00	1,104.60	0.42	2.23	1,000.00	1,023.09	0.42	2.14
Class S2	1,000.00	1,103.30	0.57	3.02	1,000.00	1,022.33	0.57	2.91
Class T	1,000.00	1,101.70	0.87	4.61	1,000.00	1,020.82	0.87	4.43

*
The annualized expense ratios do not include expenses of the underlying funds.

**
Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

25

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors
Voya Partners, Inc.:
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of Voya Solution Aggressive Portfolio, Voya Solution Balanced Portfolio, Voya Solution Conservative Portfolio, Voya Solution Income Portfolio, Voya Solution Moderately Aggressive Portfolio, Voya Solution Moderately Conservative Portfolio, Voya Solution 2020 Portfolio, Voya Solution 2025 Portfolio, Voya Solution 2030 Portfolio, Voya Solution 2035 Portfolio, Voya Solution 2040 Portfolio, Voya Solution 2045 Portfolio, Voya Solution 2050 Portfolio, Voya Solution 2055 Portfolio, and Voya Solution 2060 Portfolio, (the “Funds”), each a series of Voya Partners, Inc., including the portfolios of investments, as of December 31, 2017, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of December 31, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Voya investment companies since 1975.
Boston, Massachusetts
February 22, 2018
26

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2017

	Voya Solution Aggressive Portfolio	Voya Solution Balanced Portfolio	Voya Solution Conservative Portfolio	Voya Solution Income Portfolio
ASSETS:
Investments in affiliated underlying funds at fair value*	$12,868,166	$58,967,972	$15,590,594	$419,627,503
Investments in unaffiliated underlying funds at fair value**	1,013,489	3,637,305	1,049,425	12,984,798
Cash	25,594	44,867	29,374	288,175
Cash collateral for futures	—	92,361	—	649,320
Foreign cash collateral for futures***	—	22,258	—	166,302
Receivables:
Investments in affiliated underlying funds sold	—	122,643	25,311	—
Investments in unaffiliated underlying funds sold	137,539	—	162,316	—
Fund shares sold	32,211	16,872	6,778	166,412
Dividends	3,656	24,711	8,789	178,079
Prepaid expenses	32	205	65	1,970
Reimbursement due from manager	3,512	6,068	3,373	49,258
Other assets	135	1,270	399	27,431
Total assets	14,084,334	62,936,532	16,876,424	434,139,248
LIABILITIES:
Payable for investments in affiliated underlying funds purchased	142,510	—	164,429	130,493
Payable for fund shares redeemed	28,531	139,515	32,088	35,940
Payable for investment management fees	2,511	11,105	2,985	75,953
Payable for distribution and shareholder service fees	2,575	13,725	4,653	113,791
Payable for directors fees	53	276	81	2,301
Payable to directors under the deferred compensation plan (Note 6)	135	1,270	399	27,431
Other accrued expenses and liabilities	565	12,762	2,561	95,801
Total liabilities	176,880	178,653	207,196	481,710
NET ASSETS	$13,907,454	$62,757,879	$16,669,228	$433,657,538
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$12,248,479	$57,290,618	$16,231,778	$413,978,703
Undistributed net investment income	167,780	1,033,518	332,597	9,117,000
Accumulated net realized gain (loss)	311,456	854,674	(138,493)	(965,643)
Net unrealized appreciation	1,179,739	3,579,069	243,346	11,527,478
NET ASSETS	$13,907,454	$62,757,879	$16,669,228	$433,657,538
* Cost of investments in affiliated underlying funds	$11,742,369	$55,517,699	$15,371,323	$407,936,967
** Cost of investments in unaffiliated underlying funds	$959,548	$3,504,144	$1,025,350	$13,131,772
*** Cost of foreign cash collateral for futures	$—	$22,172	$—	$165,659
See Accompanying Notes to Financial Statements
27

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2017 (continued)

	Voya Solution Aggressive Portfolio	Voya Solution Balanced Portfolio	Voya Solution Conservative Portfolio	Voya Solution Income Portfolio
Class ADV
Net assets	$3,466,947	$19,019,625	$8,485,637	$182,911,987
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	255,704	1,887,774	767,101	15,438,542
Net asset value and redemption price per share	$13.56	$10.08	$11.06	$11.85
Class I
Net assets	$444,458	$4,682,754	$90,179	$85,890,657
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	32,099	447,904	8,043	7,079,403
Net asset value and redemption price per share	$13.85	$10.45	$11.21	$12.13
Class R6
Net assets	$5,014,781	$13,145,462	$3,438,881	n/a
Shares authorized	100,000,000	100,000,000	100,000,000	n/a
Par value	$0.001	$0.001	$0.001	n/a
Shares outstanding	362,196	1,257,456	306,842	n/a
Net asset value and redemption price per share	$13.85	$10.45	$11.21	n/a
Class S
Net assets	$4,300,021	$23,906,410	$4,019,778	$155,099,595
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	314,002	2,341,449	361,014	12,895,622
Net asset value and redemption price per share	$13.69	$10.21	$11.13	$12.03
Class S2
Net assets	$681,247	$2,003,628	$634,753	$9,533,343
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	50,374	197,086	57,514	813,289
Net asset value and redemption price per share	$13.52	$10.17	$11.04	$11.72
Class T
Net assets	n/a	n/a	n/a	$221,956
Shares authorized	n/a	n/a	n/a	100,000,000
Par value	n/a	n/a	n/a	$0.001
Shares outstanding	n/a	n/a	n/a	17,609
Net asset value and redemption price per share	n/a	n/a	n/a	$12.60
See Accompanying Notes to Financial Statements
28

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2017

	Voya Solution Moderately Aggressive Portfolio	Voya Solution Moderately Conservative Portfolio	Voya Solution 2020 Portfolio	Voya Solution 2025 Portfolio
ASSETS:
Investments in affiliated underlying funds at fair value*	$658,051,314	$29,847,473	$31,219,657	$875,006,637
Investments in unaffiliated underlying funds at fair value**	53,905,477	1,566,873	2,027,718	43,825,536
Cash	516,752	20,349	40,310	563,758
Cash collateral for futures	1,066,915	44,107	—	1,379,053
Foreign cash collateral for futures***	268,271	12,454	—	346,124
Receivables:
Investments in affiliated underlying funds sold	228,848	—	10,683	1,068,304
Investments in unaffiliated underlying funds sold	—	—	318,414	—
Fund shares sold	33,916	16,965	31,672	466,451
Dividends	292,290	17,095	12,750	377,429
Interest	—	—	—	22
Prepaid expenses	2,893	142	102	3,703
Reimbursement due from manager	23,330	4,845	53,230	174
Other assets	28,790	1,008	291	38,683
Total assets	714,418,796	31,531,311	33,714,827	923,075,874
LIABILITIES:
Payable for investments in affiliated underlying funds purchased	33	4,457	331,522	—
Payable for fund shares redeemed	262,764	12,508	42,356	1,534,755
Payable for investment management fees	130,327	5,609	13,344	169,602
Payable for distribution and shareholder service fees	154,436	8,729	8,413	210,513
Payable for directors fees	3,537	167	139	4,561
Payable to directors under the deferred compensation plan (Note 6)	28,790	1,008	291	38,683
Other accrued expenses and liabilities	77,368	19,127	3,485	116,050
Total liabilities	657,255	51,605	399,550	2,074,164
NET ASSETS	$713,761,541	$31,479,706	$33,315,277	$921,001,710
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$626,018,032	$29,906,989	$30,132,636	$838,461,317
Undistributed net investment income	11,497,005	635,900	575,661	17,027,322
Accumulated net realized gain (loss)	19,307,322	(331,214)	1,470,172	9,423,927
Net unrealized appreciation	56,939,182	1,268,031	1,136,808	56,089,144
NET ASSETS	$713,761,541	$31,479,706	$33,315,277	$921,001,710
* Cost of investments in affiliated underlying funds	$604,995,130	$28,633,133	$30,188,288	$819,402,918
** Cost of investments in unaffiliated underlying funds	$49,995,094	$1,513,516	$1,922,279	$43,304,206
*** Cost of foreign cash collateral for futures	$267,218	$12,407	$—	$344,764
See Accompanying Notes to Financial Statements
29

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2017 (continued)

	Voya Solution Moderately Aggressive Portfolio	Voya Solution Moderately Conservative Portfolio	Voya Solution 2020 Portfolio	Voya Solution 2025 Portfolio
Class ADV
Net assets	$27,467,997	$11,134,244	$14,590,123	$300,452,871
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	2,051,824	1,114,154	1,102,446	25,632,029
Net asset value and redemption price per share	$13.39	$9.99	$13.23	$11.72
Class I
Net assets	$6,062,307	$26,635	$7,487,473	$243,052,808
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	444,358	2,557	554,142	20,187,351
Net asset value and redemption price per share	$13.64	$10.42	$13.51	$12.04
Class R6
Net assets	$8,217,125	$2,164,183	n/a	n/a
Shares authorized	100,000,000	100,000,000	n/a	n/a
Par value	$0.001	$0.001	n/a	n/a
Shares outstanding	602,886	207,968	n/a	n/a
Net asset value and redemption price per share	$13.63	$10.41	n/a	n/a
Class S
Net assets	$670,319,061	$17,133,967	$10,565,476	$359,763,593
Shares authorized	200,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	49,655,688	1,681,473	785,089	30,234,474
Net asset value and redemption price per share	$13.50	$10.19	$13.46	$11.90
Class S2
Net assets	$1,695,051	$1,020,677	$660,424	$16,911,172
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	125,843	101,303	49,578	1,462,562
Net asset value and redemption price per share	$13.47	$10.08	$13.32	$11.56
Class T
Net assets	n/a	n/a	$11,781	$821,266
Shares authorized	n/a	n/a	100,000,000	100,000,000
Par value	n/a	n/a	$0.001	$0.001
Shares outstanding	n/a	n/a	890	67,157
Net asset value and redemption price per share	n/a	n/a	$13.24	$12.23
See Accompanying Notes to Financial Statements
30

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2017

	Voya Solution 2030 Portfolio	Voya Solution 2035 Portfolio	Voya Solution 2040 Portfolio	Voya Solution 2045 Portfolio
ASSETS:
Investments in affiliated underlying funds at fair value*	$28,463,047	$881,878,650	$21,874,034	$645,994,535
Investments in unaffiliated underlying funds at fair value**	2,772,871	46,371,352	1,992,397	44,968,357
Cash	42,009	538,406	31,158	447,845
Cash collateral for futures	—	1,386,132	—	1,029,434
Foreign cash collateral for futures***	—	346,021	—	256,402
Receivables:
Investments in affiliated underlying funds sold	86,012	—	—	—
Investments in unaffiliated underlying funds sold	313,951	—	238,798	—
Fund shares sold	24,485	778,604	81,451	1,139,534
Dividends	12,528	378,747	9,525	281,757
Interest	—	—	—	15
Prepaid expenses	69	3,550	62	2,587
Reimbursement due from manager	33,766	80,015	35,456	42,929
Other assets	211	34,071	174	22,737
Total assets	31,748,949	931,795,548	24,263,055	694,186,132
LIABILITIES:
Payable for investments in affiliated underlying funds purchased	312,688	238,650	319,400	553,000
Payable for fund shares redeemed	110,497	539,954	—	586,534
Payable for investment management fees	13,062	165,465	11,765	124,765
Payable for distribution and shareholder service fees	7,734	198,080	5,308	136,121
Payable for directors fees	117	4,453	98	3,277
Payable to directors under the deferred compensation plan (Note 6)	211	34,071	174	22,737
Other accrued expenses and liabilities	3,001	86,679	5,616	83,023
Total liabilities	447,310	1,267,352	342,361	1,509,457
NET ASSETS	$31,301,639	$930,528,196	$23,920,694	$692,676,675
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$27,562,950	$812,397,494	$20,335,187	$591,884,318
Undistributed net investment income	494,550	15,371,266	357,401	9,601,286
Accumulated net realized gain	1,552,503	21,290,654	1,640,188	21,783,657
Net unrealized appreciation	1,691,636	81,468,782	1,587,918	69,407,414
NET ASSETS	$31,301,639	$930,528,196	$23,920,694	$692,676,675
* Cost of investments in affiliated underlying funds	$26,915,549	$801,455,052	$20,402,495	$579,663,919
** Cost of investments in unaffiliated underlying funds	$2,628,733	$45,291,057	$1,876,018	$41,864,636
*** Cost of foreign cash collateral for futures	$—	$344,651	$—	$255,386
See Accompanying Notes to Financial Statements
31

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2017 (continued)

	Voya Solution 2030 Portfolio	Voya Solution 2035 Portfolio	Voya Solution 2040 Portfolio	Voya Solution 2045 Portfolio
Class ADV
Net assets	$13,589,402	$267,228,594	$8,695,784	$177,624,079
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	851,330	21,784,767	508,193	14,327,649
Net asset value and redemption price per share	$15.96	$12.27	$17.11	$12.40
Class I
Net assets	$8,625,446	$274,899,811	$7,752,523	$235,121,505
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	527,218	21,830,179	442,303	18,443,608
Net asset value and redemption price per share	$16.36	$12.59	$17.53	$12.75
Class S
Net assets	$8,484,220	$368,554,134	$6,731,720	$269,521,273
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	521,263	29,598,457	386,837	21,437,578
Net asset value and redemption price per share	$16.28	$12.45	$17.40	$12.57
Class S2
Net assets	$587,663	$19,145,970	$720,957	$9,901,623
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	36,547	1,595,328	41,962	808,105
Net asset value and redemption price per share	$16.08	$12.00	$17.18	$12.25
Class T
Net assets	$14,908	$699,687	$19,710	$508,195
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	931	54,717	1,154	39,810
Net asset value and redemption price per share	$16.02	$12.79	$17.08	$12.77
See Accompanying Notes to Financial Statements
32

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2017

	Voya Solution 2050 Portfolio	Voya Solution 2055 Portfolio	Voya Solution 2060 Portfolio
ASSETS:
Investments in affiliated underlying funds at fair value*	$15,811,630	$170,530,538	$7,607,945
Investments in unaffiliated underlying funds at fair value**	1,594,666	11,736,433	754,438
Cash	27,670	145,115	10,535
Cash collateral for futures	—	274,721	—
Foreign cash collateral for futures***	—	66,672	—
Receivables:
Investments in unaffiliated underlying funds sold	170,893	—	80,863
Fund shares sold	98,388	516,577	79,725
Dividends	6,819	73,563	3,227
Prepaid expenses	33	594	14
Reimbursement due from manager	23,682	17,652	12,560
Other assets	108	3,007	—
Total assets	17,733,889	183,364,872	8,549,307
LIABILITIES:
Payable for investments in affiliated underlying funds purchased	245,960	151,905	162,425
Payable for fund shares redeemed	26,474	364,672	—
Payable for investment management fees	10,519	32,761	8,992
Payable for distribution and shareholder service fees	3,934	33,518	1,933
Payable for directors fees	61	808	28
Payable to directors under the deferred compensation plan (Note 6)	108	3,007	—
Other accrued expenses and liabilities	5,073	18,656	5,228
Total liabilities	292,129	605,327	178,606
NET ASSETS	$17,441,760	$182,759,545	$8,370,701
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$15,037,522	$158,687,939	$7,254,488
Undistributed net investment income	213,656	2,375,258	99,095
Accumulated net realized gain	902,985	2,108,284	490,809
Net unrealized appreciation	1,287,597	19,588,064	526,309
NET ASSETS	$17,441,760	$182,759,545	$8,370,701
* Cost of investments in affiliated underlying funds	$14,614,883	$151,718,444	$7,122,153
** Cost of investments in unaffiliated underlying funds	$1,503,816	$10,952,402	$713,922
*** Cost of foreign cash collateral for futures	$—	$66,404	$—
See Accompanying Notes to Financial Statements
33

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2017 (continued)

	Voya Solution 2050 Portfolio	Voya Solution 2055 Portfolio	Voya Solution 2060 Portfolio
Class ADV
Net assets	$6,982,927	$47,367,358	$3,202,131
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	402,972	3,268,873	258,378
Net asset value and redemption price per share	$17.33	$14.49	$12.39
Class I
Net assets	$5,705,024	$73,893,844	$2,159,933
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	320,394	4,999,790	172,420
Net asset value and redemption price per share	$17.81	$14.78	$12.53
Class S
Net assets	$4,424,193	$58,216,522	$2,824,531
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	250,703	3,983,037	227,817
Net asset value and redemption price per share	$17.65	$14.62	$12.40
Class S2
Net assets	$309,192	$3,250,184	$180,308
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	17,742	223,588	14,538
Net asset value and redemption price per share	$17.43	$14.54	$12.40
Class T
Net assets	$20,424	$31,637	$3,798
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	1,175	2,147	308
Net asset value and redemption price per share	$17.39	$14.73	$12.33
See Accompanying Notes to Financial Statements
34

STATEMENTS OF OPERATIONS for the year ended December 31, 2017

	Voya Solution Aggressive Portfolio	Voya Solution Balanced Portfolio	Voya Solution Conservative Portfolio	Voya Solution Income Portfolio
INVESTMENT INCOME:
Dividends from affiliated underlying funds	$149,785	$1,052,724	$374,776	$9,766,973
Dividends from unaffiliated underlying funds	19,229	71,948	27,232	349,794
Total investment income	169,014	1,124,672	402,008	10,116,767
EXPENSES:
Investment management fees	22,762	116,893	34,790	959,306
Distribution and shareholder service fees:
Class ADV	14,531	92,328	42,091	962,200
Class S	10,674	60,377	13,091	427,141
Class S2	2,174	7,180	2,431	42,276
Class T	—	—	—	1,489
Transfer agent fees	132	207	270	5,237
Shareholder reporting expense	1,618	7,300	1,825	35,290
Professional fees	8,201	12,775	9,796	64,316
Custody and accounting expense	796	4,380	1,425	36,455
Directors fees	426	2,209	654	18,409
Miscellaneous expense	9,157	12,301	9,667	31,321
Interest expense	—	3	—	72
Total expenses	70,471	315,953	116,040	2,583,512
Waived and reimbursed fees	(25,978)	(66,438)	(38,432)	(633,760)
Net expenses	44,493	249,515	77,608	1,949,752
Net investment income	124,521	875,157	324,400	8,167,015
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Sale of affiliated underlying funds	198,516	221,129	99,635	2,056,278
Sale of unaffiliated underlying funds	59,907	133,943	73,422	1,274,943
Capital gain distributions from affiliated underlying funds	456,794	1,747,347	207,517	7,769,188
Foreign currency related transactions	—	1,041	—	9,949
Futures	—	(478)	—	(87,048)
Net realized gain	715,217	2,102,982	380,574	11,023,310
Net change in unrealized appreciation (depreciation) on:
Affiliated underlying funds	1,221,772	4,375,082	413,686	21,570,092
Unaffiliated underlying funds	28,549	189,545	21,840	482,751
Foreign currency related transactions	—	86	—	642
Futures	—	(4,451)	—	(16,727)
Net change in unrealized appreciation (depreciation)	1,250,321	4,560,262	435,526	22,036,758
Net realized and unrealized gain	1,965,538	6,663,244	816,100	33,060,068
Increase in net assets resulting from operations	$2,090,059	$7,538,401	$1,140,500	$41,227,083

See Accompanying Notes to Financial Statements
35

STATEMENTS OF OPERATIONS for the year ended December 31, 2017

	Voya Solution Moderately Aggressive Portfolio	Voya Solution Moderately Conservative Portfolio	Voya Solution 2020 Portfolio	Voya Solution 2025 Portfolio
INVESTMENT INCOME:
Dividends from affiliated underlying funds	$11,102,100	$704,858	$569,211	$17,473,481
Dividends from unaffiliated underlying funds	1,270,577	35,530	43,344	1,042,703
Total investment income	12,372,677	740,388	612,555	18,516,184
EXPENSES:
Investment management fees	1,540,166	70,170	58,961	1,925,608
Distribution and shareholder service fees:
Class ADV	130,553	56,910	60,353	1,508,611
Class S	1,675,419	49,500	19,799	919,258
Class S2	5,763	3,784	1,215	80,444
Class T	—	—	66	5,541
Transfer agent fees	6,789	135	270	1,176
Shareholder reporting expense	36,990	6,935	3,508	47,450
Professional fees	91,978	12,045	12,323	103,295
Custody and accounting expense	50,855	3,650	2,400	65,700
Directors fees	28,295	1,333	1,112	36,490
Miscellaneous expense	32,913	15,394	8,460	41,051
Interest expense	80	—	—	202
Total expenses	3,599,801	219,856	168,467	4,734,826
Waived and reimbursed fees	(288,587)	(58,784)	(55,984)	(742,094)
Net expenses	3,311,214	161,072	112,483	3,992,732
Net investment income	9,061,463	579,316	500,072	14,523,452
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Sale of affiliated underlying funds	2,856,623	368,615	1,013,442	3,628,076
Sale of unaffiliated underlying funds	5,130,386	117,133	88,303	2,320,566
Capital gain distributions from affiliated underlying funds	24,604,023	636,982	668,085	25,585,267
Foreign currency related transactions	14,780	691	—	19,259
Futures	(84,968)	(2,584)	—	(109,819)
Net realized gain	32,520,844	1,120,837	1,769,830	31,443,349
Net change in unrealized appreciation (depreciation) on:
Affiliated underlying funds	75,091,078	1,548,854	906,687	81,767,544
Unaffiliated underlying funds	1,462,494	37,576	92,233	2,097,086
Foreign currency related transactions	1,053	47	—	1,360
Futures	(28,438)	286	—	(37,265)
Net change in unrealized appreciation (depreciation)	76,526,187	1,586,763	998,920	83,828,725
Net realized and unrealized gain	109,047,031	2,707,600	2,768,750	115,272,074
Increase in net assets resulting from operations	$118,108,494	$3,286,916	$3,268,822	$129,795,526

See Accompanying Notes to Financial Statements
36

STATEMENTS OF OPERATIONS for the year ended December 31, 2017

	Voya Solution 2030 Portfolio	Voya Solution 2035 Portfolio	Voya Solution 2040 Portfolio	Voya Solution 2045 Portfolio
INVESTMENT INCOME:
Dividends from affiliated underlying funds	$450,876	$14,899,237	$317,405	$9,062,890
Dividends from unaffiliated underlying funds	52,493	1,084,199	41,110	1,043,703
Total investment income	503,369	15,983,436	358,515	10,106,593
EXPENSES:
Investment management fees	50,613	1,888,003	42,019	1,411,861
Distribution and shareholder service fees:
Class ADV	51,454	1,321,813	36,056	887,121
Class S	16,838	898,973	14,684	650,660
Class S2	1,810	81,001	1,646	50,666
Class T	86	4,882	104	3,327
Transfer agent fees	271	1,344	237	930
Shareholder reporting expense	3,520	45,625	3,309	38,325
Professional fees	10,371	96,725	10,532	80,826
Custody and accounting expense	2,033	51,100	1,579	44,035
Directors fees	937	35,620	778	26,215
Miscellaneous expense	8,713	44,332	11,175	38,234
Interest expense	16	74	—	95
Total expenses	146,662	4,469,492	122,119	3,232,295
Waived and reimbursed fees	(43,272)	(806,283)	(44,017)	(513,695)
Net expenses	103,390	3,663,209	78,102	2,718,600
Net investment income	399,979	12,320,227	280,413	7,387,993
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Sale of affiliated underlying funds	952,088	4,229,907	996,622	4,800,104
Sale of unaffiliated underlying funds	58,643	4,582,990	111,477	4,284,697
Capital gain distributions from affiliated underlying funds	760,547	30,164,250	746,690	24,256,408
Foreign currency related transactions	—	18,615	—	13,535
Futures	—	(76,753)	—	(46,273)
Net realized gain	1,771,278	38,919,009	1,854,789	33,308,471
Net change in unrealized appreciation (depreciation) on:
Affiliated underlying funds	1,386,914	106,722,880	1,353,251	84,782,243
Unaffiliated underlying funds	148,746	474,923	59,315	567,817
Foreign currency related transactions	—	1,370	—	1,016
Futures	—	(36,482)	—	(27,940)
Net change in unrealized appreciation (depreciation)	1,535,660	107,162,691	1,412,566	85,323,136
Net realized and unrealized gain	3,306,938	146,081,700	3,267,355	118,631,607
Increase in net assets resulting from operations	$3,706,917	$158,401,927	$3,547,768	$126,019,600

See Accompanying Notes to Financial Statements
37

STATEMENTS OF OPERATIONS for the year ended December 31, 2017

	Voya Solution 2050 Portfolio	Voya Solution 2055 Portfolio	Voya Solution 2060 Portfolio
INVESTMENT INCOME:
Dividends from affiliated underlying funds	$188,377	$2,214,851	$87,901
Dividends from unaffiliated underlying funds	30,033	244,228	14,048
Total investment income	218,410	2,459,079	101,949
EXPENSES:
Investment management fees	26,674	344,831	12,377
Distribution and shareholder service fees:
Class ADV	25,434	226,467	10,420
Class S	8,028	134,496	5,319
Class S2	881	13,090	401
Class T	88	189	23
Transfer agent fees	169	1,333	198
Shareholder reporting expense	3,127	14,730	2,562
Professional fees	9,763	26,153	8,349
Custody and accounting expense	1,067	10,835	643
Directors fees	490	6,456	228
Miscellaneous expense	11,471	16,248	9,502
Interest expense	—	20	—
Total expenses	87,192	794,848	50,022
Waived and reimbursed fees	(34,275)	(160,115)	(24,261)
Net expenses	52,917	634,733	25,761
Net investment income	165,493	1,824,346	76,188
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Sale of affiliated underlying funds	485,040	(24,423)	283,305
Sale of unaffiliated underlying funds	61,664	744,997	28,584
Capital gain distributions from affiliated underlying funds	489,717	6,091,950	227,284
Foreign currency related transactions	—	3,203	—
Futures	—	(1,905)	—
Net realized gain	1,036,421	6,813,822	539,173
Net change in unrealized appreciation (depreciation) on:
Affiliated underlying funds	1,088,775	22,651,119	443,410
Unaffiliated underlying funds	62,123	223,201	27,504
Foreign currency related transactions	—	269	—
Futures	—	(8,330)	—
Net change in unrealized appreciation (depreciation)	1,150,898	22,866,259	470,914
Net realized and unrealized gain	2,187,319	29,680,081	1,010,087
Increase in net assets resulting from operations	$2,352,812	$31,504,427	$1,086,275

See Accompanying Notes to Financial Statements
38

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Solution Aggressive Portfolio		Voya Solution Balanced Portfolio
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016
FROM OPERATIONS:
Net investment income	$124,521	$64,695	$875,157	$694,394
Net realized gain (loss)	715,217	(8,314)	2,102,982	403,647
Net change in unrealized appreciation (depreciation)	1,250,321	389,968	4,560,262	1,634,780
Increase in net assets resulting from operations	2,090,059	446,349	7,538,401	2,732,821
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(10,735)	(23,934)	(215,300)	(410,012)
Class I	(2,617)	(2,335)	(74,182)	(2,354)
Class R6	(25,471)	(957)	(143,410)	(20,744)
Class S	(24,175)	(48,921)	(350,819)	(525,795)
Class S2	(3,194)	(3,605)	(27,779)	(11,571)
Net realized gains:
Class ADV	(38,660)	(123,049)	(308,304)	(1,429,535)
Class I	(4,496)	(7,887)	(70,860)	(6,154)
Class R6	(43,697)	(3,226)	(136,987)	(54,237)
Class S	(56,340)	(182,612)	(389,772)	(1,528,071)
Class S2	(7,443)	(14,026)	(29,665)	(36,902)
Total distributions	(216,828)	(410,552)	(1,747,078)	(4,025,375)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	7,019,835	3,630,137	18,408,524	14,742,333
Reinvestment of distributions	216,828	410,552	1,747,078	4,025,375
	7,236,663	4,040,689	20,155,602	18,767,708
Cost of shares redeemed	(3,015,037)	(1,371,169)	(12,907,802)	(16,023,486)
Net increase in net assets resulting from capital share transactions	4,221,626	2,669,520	7,247,800	2,744,222
Net increase in net assets	6,094,857	2,705,317	13,039,123	1,451,668
NET ASSETS:
Beginning of year or period	7,812,597	5,107,280	49,718,756	48,267,088
End of year or period	$13,907,454	$7,812,597	$62,757,879	$49,718,756
Undistributed net investment income at end of year or period	$167,780	$65,132	$1,033,518	$809,692

See Accompanying Notes to Financial Statements
39

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Solution Conservative Portfolio		Voya Solution Income Portfolio
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016
FROM OPERATIONS:
Net investment income	$324,400	$299,116	$8,167,015	$8,636,813
Net realized gain (loss)	380,574	(66,340)	11,023,310	(200,701)
Net change in unrealized appreciation (depreciation)	435,526	651,291	22,036,758	15,021,804
Increase in net assets resulting from operations	1,140,500	884,067	41,227,083	23,457,916
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(169,438)	(150,115)	(3,761,189)	(2,150,558)
Class I	(1,908)	(628)	(2,203,622)	(1,212,513)
Class R6	(52,764)	(8,166)	—	—
Class S	(103,928)	(136,481)	(3,708,171)	(2,220,269)
Class S2	(13,314)	(9,380)	(211,040)	(138,417)
Class T	—	—	(2,177)	—
Net realized gains:
Class ADV	(51,575)	(206,616)	(591,484)	(2,591,594)
Class I	(463)	(635)	(266,332)	(1,083,900)
Class R6	(12,783)	(8,257)	—	—
Class S	(29,058)	(153,138)	(509,978)	(2,268,074)
Class S2	(3,660)	(10,919)	(32,163)	(155,401)
Class T	—	—	(631)	(2,132)
Total distributions	(438,891)	(684,335)	(11,286,787)	(11,822,858)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	5,302,856	4,259,688	25,934,613	32,380,433
Reinvestment of distributions	438,891	684,168	11,286,787	11,822,858
	5,741,747	4,943,856	37,221,400	44,203,291
Cost of shares redeemed	(6,143,731)	(3,277,607)	(119,171,815)	(158,926,207)
Net increase (decrease) in net assets resulting from capital share transactions	(401,984)	1,666,249	(81,950,415)	(114,722,916)
Net increase (decrease) in net assets	299,625	1,865,981	(52,010,119)	(103,087,858)
NET ASSETS:
Beginning of year or period	16,369,603	14,503,622	485,667,657	588,755,515
End of year or period	$16,669,228	$16,369,603	$433,657,538	$485,667,657
Undistributed net investment income at end of year or period	$332,597	$341,095	$9,117,000	$9,866,359

See Accompanying Notes to Financial Statements
40

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Solution Moderately Aggressive Portfolio		Voya Solution Moderately Conservative Portfolio
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016
FROM OPERATIONS:
Net investment income	$9,061,463	$8,801,998	$579,316	$597,138
Net realized gain (loss)	32,520,844	1,174,345	1,120,837	(678,541)
Net change in unrealized appreciation (depreciation)	76,526,187	31,015,331	1,586,763	2,172,416
Increase in net assets resulting from operations	118,108,494	40,991,674	3,286,916	2,091,013
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(301,993)	(212,822)	(196,049)	(274,375)
Class I	(83,485)	(53,499)	(636)	(1,055)
Class R6	(73,824)	(1,403)	(30,444)	(203)
Class S	(9,267,927)	(8,226,554)	(445,570)	(513,040)
Class S2	(21,190)	(8,934)	(20,307)	(18,457)
Net realized gains:
Class ADV	(296,003)	(395,963)	—	(828,646)
Class I	(56,591)	(62,404)	—	(2,273)
Class R6	(50,019)	(1,637)	—	(437)
Class S	(7,427,819)	(10,441,172)	—	(1,219,917)
Class S2	(17,137)	(14,815)	—	(47,298)
Total distributions	(17,595,988)	(19,419,203)	(693,006)	(2,905,701)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	17,669,067	11,405,648	6,018,372	6,036,432
Reinvestment of distributions	17,595,988	19,419,203	693,006	2,905,701
	35,265,055	30,824,851	6,711,378	8,942,133
Cost of shares redeemed	(115,212,536)	(115,010,937)	(13,360,522)	(15,464,819)
Net decrease in net assets resulting from capital share transactions	(79,947,481)	(84,186,086)	(6,649,144)	(6,522,686)
Net increase (decrease) in net assets	20,565,025	(62,613,615)	(4,055,234)	(7,337,374)
NET ASSETS:
Beginning of year or period	693,196,516	755,810,131	35,534,940	42,872,314
End of year or period	$713,761,541	$693,196,516	$31,479,706	$35,534,940
Undistributed net investment income at end of year or period	$11,497,005	$9,726,651	$635,900	$692,402

See Accompanying Notes to Financial Statements
41

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Solution 2020 Portfolio		Voya Solution 2025 Portfolio
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016
FROM OPERATIONS:
Net investment income	$500,072	$269,152	$14,523,452	$14,650,804
Net realized gain	1,769,830	452,890	31,443,349	16,710,885
Net change in unrealized appreciation (depreciation)	998,920	264,926	83,828,725	21,008,317
Increase in net assets resulting from operations	3,268,822	986,968	129,795,526	52,370,006
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(130,093)	(30,050)	(5,009,214)	(5,850,591)
Class I	(96,738)	(17,525)	(4,924,333)	(5,020,661)
Class S	(86,715)	(23,360)	(6,930,538)	(8,047,201)
Class S2	(2,729)	(683)	(337,961)	(504,984)
Class T	(80)	—	(10,442)	(12,925)
Net realized gains:
Class ADV	(266,322)	(39,585)	(8,261,983)	(25,793,205)
Class I	(156,426)	(19,182)	(6,125,343)	(16,534,468)
Class S	(161,782)	(26,838)	(9,833,333)	(30,295,541)
Class S2	(5,526)	(970)	(546,738)	(2,072,239)
Class T	(197)	(28)	(20,229)	(62,642)
Total distributions	(906,608)	(158,221)	(42,000,114)	(94,194,457)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	17,793,238	21,178,235	82,645,520	77,865,505
Reinvestment of distributions	906,491	158,203	42,000,114	94,194,456
	18,699,729	21,336,438	124,645,634	172,059,961
Cost of shares redeemed	(9,923,346)	(9,430,029)	(187,468,620)	(243,406,338)
Net increase (decrease) in net assets resulting from capital share transactions	8,776,383	11,906,409	(62,822,986)	(71,346,377)
Net increase (decrease) in net assets	11,138,597	12,735,156	24,972,426	(113,170,828)
NET ASSETS:
Beginning of year or period	22,176,680	9,441,524	896,029,284	1,009,200,112
End of year or period	$33,315,277	$22,176,680	$921,001,710	$896,029,284
Undistributed net investment income at end of year or period	$575,661	$315,292	$17,027,322	$17,184,274

See Accompanying Notes to Financial Statements
42

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Solution 2030 Portfolio		Voya Solution 2035 Portfolio
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016
FROM OPERATIONS:
Net investment income	$399,979	$174,309	$12,320,227	$12,146,510
Net realized gain	1,771,278	311,127	38,919,009	17,868,373
Net change in unrealized appreciation (depreciation)	1,535,660	227,521	107,162,691	22,191,160
Increase in net assets resulting from operations	3,706,917	712,957	158,401,927	52,206,043
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(84,233)	(16,483)	(3,456,441)	(5,125,743)
Class I	(58,032)	(5,762)	(4,515,290)	(5,348,117)
Class S	(55,605)	(11,238)	(5,536,220)	(7,573,427)
Class S2	(2,095)	(1,455)	(294,989)	(448,201)
Class T	(62)	—	(7,417)	(7,825)
Net realized gains:
Class ADV	(178,355)	(22,721)	(6,886,293)	(24,216,893)
Class I	(98,063)	(7,039)	(6,405,075)	(19,033,957)
Class S	(105,944)	(14,220)	(9,133,000)	(30,708,986)
Class S2	(5,093)	(1,785)	(541,219)	(1,959,015)
Class T	(187)	(26)	(17,775)	(50,073)
Total distributions	(587,669)	(80,729)	(36,793,719)	(94,472,237)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	20,544,004	14,162,825	79,749,603	84,881,033
Reinvestment of distributions	587,571	80,678	36,793,719	94,472,237
	21,131,575	14,243,503	116,543,322	179,353,270
Cost of shares redeemed	(7,855,628)	(3,898,412)	(161,532,032)	(210,855,745)
Net increase (decrease) in net assets resulting from capital share transactions	13,275,947	10,345,091	(44,988,710)	(31,502,475)
Net increase (decrease) in net assets	16,395,195	10,977,319	76,619,498	(73,768,669)
NET ASSETS:
Beginning of year or period	14,906,444	3,929,125	853,908,698	927,677,367
End of year or period	$31,301,639	$14,906,444	$930,528,196	$853,908,698
Undistributed net investment income at end of year or period	$494,550	$199,946	$15,371,266	$13,786,106

See Accompanying Notes to Financial Statements
43

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Solution 2040 Portfolio		Voya Solution 2045 Portfolio
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016
FROM OPERATIONS:
Net investment income	$280,413	$117,916	$7,387,993	$7,089,678
Net realized gain	1,854,789	283,783	33,308,471	13,497,107
Net change in unrealized appreciation (depreciation)	1,412,566	251,996	85,323,136	18,136,807
Increase in net assets resulting from operations	3,547,768	653,695	126,019,600	38,723,592
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(39,286)	(16,429)	(1,463,320)	(2,509,631)
Class I	(46,566)	(7,933)	(2,774,509)	(3,442,244)
Class S	(41,477)	(11,673)	(2,779,697)	(4,215,034)
Class S2	(3,488)	(846)	(124,295)	(205,558)
Class T	(58)	(9)	(3,603)	(4,674)
Net realized gains:
Class ADV	(130,761)	(36,813)	(4,780,180)	(16,558,058)
Class I	(104,170)	(13,678)	(5,566,229)	(15,825,344)
Class S	(103,261)	(20,636)	(6,862,244)	(22,768,310)
Class S2	(8,983)	(1,485)	(354,473)	(1,227,821)
Class T	(251)	(65)	(12,746)	(34,121)
Total distributions	(478,301)	(109,567)	(24,721,296)	(66,790,795)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	17,122,504	10,328,998	72,557,426	74,260,683
Reinvestment of distributions	478,199	109,464	24,721,296	66,790,795
	17,600,703	10,438,462	97,278,722	141,051,478
Cost of shares redeemed	(7,945,866)	(3,126,569)	(123,812,716)	(145,774,446)
Net increase (decrease) in net assets resulting from capital share transactions	9,654,837	7,311,893	(26,533,994)	(4,722,968)
Net increase (decrease) in net assets	12,724,304	7,856,021	74,764,310	(32,790,171)
NET ASSETS:
Beginning of year or period	11,196,390	3,340,369	617,912,365	650,702,536
End of year or period	$23,920,694	$11,196,390	$692,676,675	$617,912,365
Undistributed net investment income at end of year or period	$357,401	$130,837	$9,601,286	$7,128,010

See Accompanying Notes to Financial Statements
44

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Solution 2050 Portfolio		Voya Solution 2055 Portfolio
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016
FROM OPERATIONS:
Net investment income	$165,493	$64,799	$1,824,346	$1,543,944
Net realized gain	1,036,421	143,579	6,813,822	254,313
Net change in unrealized appreciation (depreciation)	1,150,898	181,827	22,866,259	6,974,759
Increase in net assets resulting from operations	2,352,812	390,205	31,504,427	8,773,016
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(21,251)	(7,610)	(323,990)	(475,842)
Class I	(24,994)	(3,867)	(710,484)	(700,799)
Class S	(16,722)	(5,038)	(501,577)	(671,361)
Class S2	(1,116)	(380)	(26,141)	(39,938)
Class T	(15)	—	(181)	(203)
Net realized gains:
Class ADV	(83,562)	(20,068)	(922,482)	(2,731,652)
Class I	(65,655)	(7,612)	(1,235,395)	(2,812,511)
Class S	(51,460)	(10,258)	(1,079,609)	(3,164,455)
Class S2	(3,844)	(798)	(66,565)	(207,570)
Class T	(167)	(49)	(521)	(1,005)
Total distributions	(268,786)	(55,680)	(4,866,945)	(10,805,336)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	11,743,400	6,583,275	44,087,327	41,346,741
Reinvestment of distributions	268,702	55,596	4,866,945	10,805,337
	12,012,102	6,638,871	48,954,272	52,152,078
Cost of shares redeemed	(3,438,140)	(1,867,857)	(34,458,608)	(36,891,031)
Net increase in net assets resulting from capital share transactions	8,573,962	4,771,014	14,495,664	15,261,047
Net increase in net assets	10,657,988	5,105,539	41,133,146	13,228,727
NET ASSETS:
Beginning of year or period	6,783,772	1,678,233	141,626,399	128,397,672
End of year or period	$17,441,760	$6,783,772	$182,759,545	$141,626,399
Undistributed net investment income at end of year or period	$213,656	$64,080	$2,375,258	$1,560,825

See Accompanying Notes to Financial Statements
45

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Solution 2060 Portfolio
	Year Ended December 31, 2017	Year Ended December 31, 2016
FROM OPERATIONS:
Net investment income	$76,188	$27,562
Net realized gain	539,173	82,665
Net change in unrealized appreciation (depreciation)	470,914	65,448
Increase in net assets resulting from operations	1,086,275	175,675
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(7,401)	(3,173)
Class I	(7,285)	(2,369)
Class S	(11,691)	(1,737)
Class S2	(373)	(167)
Class T	—	(9)
Net realized gains:
Class ADV	(37,209)	(5,282)
Class I	(25,098)	(3,922)
Class S	(41,979)	(2,891)
Class S2	(1,720)	(282)
Class T	(62)	(18)
Total distributions	(132,818)	(19,850)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	6,667,962	3,046,992
Reinvestment of distributions	132,818	19,850
	6,800,780	3,066,842
Cost of shares redeemed	(2,255,044)	(1,027,327)
Net increase in net assets resulting from capital share transactions	4,545,736	2,039,515
Net increase in net assets	5,499,193	2,195,340
NET ASSETS:
Beginning of year or period	2,871,508	676,168
End of year or period	$8,370,701	$2,871,508
Undistributed net investment income at end of year or period	$99,095	$26,736

See Accompanying Notes to Financial Statements
46

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Solution Aggressive Portfolio
Class ADV
12-31-17	11.33	0.11•	2.34	2.45	0.05	0.17	—	0.22	—	13.56	21.71	0.91	0.66	0.66	0.85	3,467	52
12-31-16	11.35	0.08	0.63	0.71	0.12	0.61	—	0.73	—	11.33	6.41	1.04	0.68	0.68	0.77	2,520	61
12-31-15	12.13	0.06•	(0.19)	(0.13)	0.21	0.44	—	0.65	—	11.35	(1.32)	0.94	0.68	0.68	0.53	2,383	78
12-31-14	11.55	0.13•	0.57	0.70	0.06	0.06	—	0.12	—	12.13	6.10	1.26	0.65	0.65	1.12	2,180	70
05-01-13(5) - 12-31-13	10.00	0.19•	1.36	1.55	—	—	—	—	—	11.55	15.50	12.00	0.56	0.56	2.55	496	35
Class I
12-31-17	11.56	0.18•	2.38	2.56	0.10	0.17	—	0.27	—	13.85	22.28	0.41	0.16	0.16	1.41	444	52
12-31-16	11.57	0.17•	0.61	0.78	0.18	0.61	—	0.79	—	11.56	6.93	0.54	0.18	0.18	1.53	258	61
12-31-15	12.32	0.19•	(0.26)	(0.07)	0.24	0.44	—	0.68	—	11.57	(0.83)	0.44	0.18	0.18	1.56	138	78
12-31-14	11.65	0.24•	0.52	0.76	0.03	0.06	—	0.09	—	12.32	6.56	0.76	0.15	0.15	2.01	12	70
05-01-13(5) - 12-31-13	10.00	0.29•	1.36	1.65	—	—	—	—	—	11.65	16.50	11.50	0.06	0.06	3.99	4	35
Class R6
12-31-17	11.56	0.24•	2.32	2.56	0.10	0.17	—	0.27	—	13.85	22.28	0.41	0.16	0.16	1.82	5,015	52
05-02-16(5) - 12-31-16	11.66	0.44•	0.25	0.69	0.18	0.61	—	0.79	—	11.56	6.11	0.54	0.18	0.18	5.93	659	61
Class S
12-31-17	11.44	0.12•	2.37	2.49	0.07	0.17	—	0.24	—	13.69	21.92	0.66	0.41	0.41	0.99	4,300	52
12-31-16	11.46	0.12•	0.63	0.75	0.16	0.61	—	0.77	—	11.44	6.75	0.79	0.43	0.43	1.08	3,954	61
12-31-15	12.23	0.13•	(0.23)	(0.10)	0.23	0.44	—	0.67	—	11.46	(1.12)	0.69	0.43	0.43	1.04	2,417	78
12-31-14	11.63	0.11•	0.61	0.72	0.06	0.06	—	0.12	—	12.23	6.25	1.01	0.40	0.40	0.92	1,395	70
05-01-13(5) - 12-31-13	10.00	0.28•	1.35	1.63	—	—	—	—	—	11.63	16.30	11.75	0.31	0.31	3.73	591	35
Class S2
12-31-17	11.32	0.12•	2.32	2.44	0.07	0.17	—	0.24	—	13.52	21.71	0.81	0.56	0.56	0.99	681	52
12-31-16	11.36	0.13•	0.60	0.73	0.16	0.61	—	0.77	—	11.32	6.57	0.97	0.58	0.58	1.15	422	61
12-31-15	12.14	0.11•	(0.22)	(0.11)	0.23	0.44	—	0.67	—	11.36	(1.20)	0.94	0.58	0.58	0.93	169	78
12-31-14	11.56	0.18•	0.51	0.69	0.05	0.06	—	0.11	—	12.14	6.04	1.26	0.55	0.55	1.54	78	70
05-01-13(5) - 12-31-13	10.00	0.23•	1.33	1.56	—	—	—	—	—	11.56	15.60	12.00	0.46	0.46	3.12	38	35
Voya Solution Balanced Portfolio
Class ADV
12-31-17	9.06	0.13•	1.16	1.29	0.11	0.16	—	0.27	—	10.08	14.46	0.78	0.66	0.66	1.32	19,020	48
12-31-16	9.39	0.12•	0.44	0.56	0.20	0.69	—	0.89	—	9.06	6.08	0.78	0.64	0.64	1.25	18,215	78
12-31-15	10.57	0.10•	(0.14)	(0.04)	0.28	0.86	—	1.14	—	9.39	(0.72)	0.78	0.65	0.65	0.97	25,079	49
12-31-14	10.88	0.12	0.52	0.64	0.20	0.75	—	0.95	—	10.57	6.14	0.78	0.64	0.64	1.09	28,237	61
12-31-13	9.84	0.10•	1.38	1.48	0.20	0.24	—	0.44	—	10.88	15.39	0.78	0.63	0.63	0.97	27,369	78
See Accompanying Notes to Financial Statements
47

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Solution Balanced Portfolio (continued)
Class I
12-31-17	9.40	0.21•	1.17	1.38	0.17	0.16	—	0.33	—	10.45	14.89	0.28	0.16	0.16	2.06	4,683	48
12-31-16	9.72	0.28•	0.35	0.63	0.26	0.69	—	0.95	—	9.40	6.69	0.28	0.14	0.14	3.03	2,092	78
12-31-15	10.90	0.18•	(0.16)	0.02	0.34	0.86	—	1.20	—	9.72	(0.19)	0.28	0.15	0.15	1.72	59	49
12-31-14	11.19	0.27•	0.45	0.72	0.26	0.75	—	1.01	—	10.90	6.66	0.28	0.14	0.14	2.53	23	61
12-31-13	10.10	0.16	1.42	1.58	0.25	0.24	—	0.49	—	11.19	15.93	0.28	0.13	0.13	1.49	1	78
Class R6
12-31-17	9.39	0.22•	1.17	1.39	0.17	0.16	—	0.33	—	10.45	15.01	0.28	0.16	0.16	2.20	13,145	48
05-02-16(5) - 12-31-16	9.89	0.23•	0.22	0.45	0.26	0.69	—	0.95	—	9.39	4.75	0.28	0.14	0.14	3.74	2,412	78
Class S
12-31-17	9.18	0.15•	1.19	1.34	0.15	0.16	—	0.31	—	10.21	14.75	0.53	0.41	0.41	1.54	23,906	48
12-31-16	9.52	0.16	0.43	0.59	0.24	0.69	—	0.93	—	9.18	6.32	0.53	0.39	0.39	1.63	25,331	78
12-31-15	10.70	0.13	(0.14)	(0.01)	0.31	0.86	—	1.17	—	9.52	(0.46)	0.53	0.40	0.40	1.28	22,552	49
12-31-14	11.01	0.16	0.51	0.67	0.23	0.75	—	0.98	—	10.70	6.34	0.53	0.39	0.39	1.35	23,128	61
12-31-13	9.95	0.13•	1.39	1.52	0.22	0.24	—	0.46	—	11.01	15.65	0.53	0.38	0.38	1.24	23,012	78
Class S2
12-31-17	9.16	0.14•	1.18	1.32	0.15	0.16	—	0.31	—	10.17	14.63	0.68	0.56	0.56	1.43	2,004	48
12-31-16	9.50	0.18•	0.39	0.57	0.22	0.69	—	0.91	—	9.16	6.10	0.71	0.54	0.54	1.96	1,668	78
12-31-15	10.67	0.11•	(0.13)	(0.02)	0.29	0.86	—	1.15	—	9.50	(0.60)	0.78	0.55	0.55	1.06	578	49
12-31-14	10.95	0.12•	0.54	0.66	0.19	0.75	—	0.94	—	10.67	6.22	0.78	0.54	0.54	1.06	671	61
12-31-13	9.90	0.11•	1.39	1.50	0.21	0.24	—	0.45	—	10.95	15.51	0.78	0.53	0.53	1.06	1,103	78
Voya Solution Conservative Portfolio
Class ADV
12-31-17	10.60	0.20•	0.55	0.75	0.22	0.07	—	0.29	—	11.06	7.06	0.86	0.62	0.62	1.84	8,486	63
12-31-16	10.45	0.20	0.40	0.60	0.19	0.26	—	0.45	—	10.60	5.76	0.85	0.62	0.62	1.79	8,524	58
12-31-15	11.15	0.14•	(0.22)	(0.08)	0.27	0.35	—	0.62	—	10.45	(0.76)	0.83	0.61	0.61	1.29	8,595	51
12-31-14	11.42	0.17	0.30	0.47	0.27	0.47	—	0.74	—	11.15	4.20	0.81	0.58	0.58	1.62	11,527	54
12-31-13	11.22	0.17•	0.43	0.60	0.29	0.11	—	0.40	—	11.42	5.40	0.85	0.60	0.60	1.50	10,870	72
Class I
12-31-17	10.74	0.25•	0.56	0.81	0.27	0.07	—	0.34	—	11.21	7.60	0.36	0.12	0.12	2.31	90	63
12-31-16	10.60	0.29•	0.37	0.66	0.26	0.26	—	0.52	—	10.74	6.24	0.35	0.12	0.12	2.67	109	58
12-31-15	11.30	0.21•	(0.23)	(0.02)	0.33	0.35	—	0.68	—	10.60	(0.23)	0.33	0.11	0.11	1.86	13	51
12-31-14	11.57	0.25•	0.27	0.52	0.32	0.47	—	0.79	—	11.30	4.63	0.31	0.08	0.08	2.19	10	54
12-31-13	11.34	0.23	0.44	0.67	0.33	0.11	—	0.44	—	11.57	6.02	0.35	0.10	0.10	1.99	3	72
Class R6
12-31-17	10.74	0.27•	0.54	0.81	0.27	0.07	—	0.34	—	11.21	7.60	0.36	0.12	0.12	2.42	3,439	63
05-02-16(5) - 12-31-16	10.98	0.20•	0.08	0.28	0.26	0.26	—	0.52	—	10.74	2.57	0.35	0.12	0.12	2.81	718	58
See Accompanying Notes to Financial Statements
48

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Solution Conservative Portfolio (continued)
Class S
12-31-17	10.66	0.22•	0.56	0.78	0.24	0.07	—	0.31	—	11.13	7.31	0.61	0.37	0.37	2.04	4,020	63
12-31-16	10.52	0.22•	0.41	0.63	0.23	0.26	—	0.49	—	10.66	6.04	0.60	0.37	0.37	2.02	6,513	58
12-31-15	11.22	0.17	(0.21)	(0.04)	0.31	0.35	—	0.66	—	10.52	(0.48)	0.58	0.36	0.36	1.61	5,539	51
12-31-14	11.49	0.21•	0.29	0.50	0.30	0.47	—	0.77	—	11.22	4.40	0.56	0.33	0.33	1.86	5,867	54
12-31-13	11.27	0.20•	0.44	0.64	0.31	0.11	—	0.42	—	11.49	5.77	0.60	0.35	0.35	1.74	6,168	72
Class S2
12-31-17	10.59	0.21•	0.55	0.76	0.24	0.07	—	0.31	—	11.04	7.20	0.76	0.52	0.52	1.92	635	63
12-31-16	10.46	0.21•	0.40	0.61	0.22	0.26	—	0.48	—	10.59	5.90	0.78	0.52	0.52	1.94	506	58
12-31-15	11.17	0.16•	(0.22)	(0.06)	0.30	0.35	—	0.65	—	10.46	(0.67)	0.83	0.51	0.51	1.43	357	51
12-31-14	11.44	0.18	0.30	0.48	0.28	0.47	—	0.75	—	11.17	4.28	0.81	0.48	0.48	1.70	312	54
12-31-13	11.23	0.18•	0.44	0.62	0.30	0.11	—	0.41	—	11.44	5.59	0.85	0.50	0.50	1.60	298	72
Voya Solution Income Portfolio
Class ADV
12-31-17	11.11	0.18•	0.83	1.01	0.23	0.04	—	0.27	—	11.85	9.15	0.75	0.61	0.61	1.59	182,912	36
12-31-16	10.88	0.16•	0.31	0.47	0.11	0.13	—	0.24	—	11.11	4.26	0.75	0.62	0.62	1.41	205,103	46
12-31-15	11.61	0.13•	(0.15)	(0.02)	0.29	0.42	—	0.71	—	10.88	(0.30)	0.73	0.63	0.63	1.16	248,968	31
12-31-14	11.26	0.15•	0.47	0.62	0.27	—	—	0.27	—	11.61	5.53	0.75	0.62	0.62	1.33	84,286	47
12-31-13	10.89	0.13•	0.59	0.72	0.35	—	—	0.35	—	11.26	6.68	0.74	0.63	0.63	1.19	94,068	70
Class I
12-31-17	11.38	0.25	0.84	1.09	0.30	0.04	—	0.34	—	12.13	9.66	0.25	0.11	0.11	2.09	85,891	36
12-31-16	11.12	0.22•	0.31	0.53	0.14	0.13	—	0.27	—	11.38	4.78	0.25	0.12	0.12	1.91	82,426	46
12-31-15	11.86	0.19•	(0.15)	0.04	0.36	0.42	—	0.78	—	11.12	0.20	0.23	0.13	0.13	1.72	98,321	31
12-31-14	11.51	0.22•	0.47	0.69	0.34	—	—	0.34	—	11.86	6.02	0.25	0.12	0.12	1.85	23,178	47
12-31-13	11.12	0.19•	0.61	0.80	0.41	—	—	0.41	—	11.51	7.30	0.24	0.13	0.13	1.70	24,937	70
Class S
12-31-17	11.28	0.21•	0.85	1.06	0.27	0.04	—	0.31	—	12.03	9.41	0.50	0.36	0.36	1.83	155,100	36
12-31-16	11.04	0.19•	0.31	0.50	0.13	0.13	—	0.26	—	11.28	4.47	0.50	0.37	0.37	1.66	186,264	46
12-31-15	11.76	0.16•	(0.14)	0.02	0.32	0.42	—	0.74	—	11.04	0.10	0.48	0.38	0.38	1.43	225,274	31
12-31-14	11.41	0.19•	0.46	0.65	0.30	—	—	0.30	—	11.76	5.76	0.50	0.37	0.37	1.59	56,602	47
12-31-13	11.03	0.16•	0.60	0.76	0.38	—	—	0.38	—	11.41	6.97	0.49	0.38	0.38	1.46	62,431	70
Class S2
12-31-17	10.99	0.19•	0.82	1.01	0.24	0.04	—	0.28	—	11.72	9.23	0.65	0.51	0.51	1.67	9,533	36
12-31-16	10.77	0.16•	0.30	0.46	0.11	0.13	—	0.24	—	10.99	4.28	0.68	0.52	0.52	1.49	11,670	46
12-31-15	11.50	0.14•	(0.14)	0.00*	0.31	0.42	—	0.73	—	10.77	(0.13)	0.73	0.53	0.53	1.27	15,377	31
12-31-14	11.15	0.16•	0.46	0.62	0.27	—	—	0.27	—	11.50	5.61	0.75	0.52	0.52	1.42	4,281	47
12-31-13	10.79	0.14•	0.59	0.73	0.37	—	—	0.37	—	11.15	6.85	0.74	0.53	0.53	1.28	5,274	70
See Accompanying Notes to Financial Statements
49

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Solution Income Portfolio (continued)
Class T
12-31-17	11.73	0.17	0.87	1.04	0.13	0.04	—	0.17	—	12.60	8.84	0.95	0.81	0.81	1.40	222	36
12-31-16	11.39	0.11•	0.36	0.47	—	0.13	—	0.13	—	11.73	4.11	0.97	0.82	0.82	0.92	205	46
12-31-15	12.07	0.13•	(0.17)	(0.04)	0.22	0.42	—	0.64	—	11.39	(0.40)	0.98	0.83	0.83	1.09	815	31
12-31-14	11.67	0.13•	0.48	0.61	0.21	—	—	0.21	—	12.07	5.22	1.00	0.82	0.82	1.05	91	47
12-31-13	11.29	0.12•	0.61	0.73	0.35	—	—	0.35	—	11.67	6.55	0.99	0.83	0.83	1.00	193	70
Voya Solution Moderately Aggressive Portfolio
Class ADV
12-31-17	11.62	0.13•	1.93	2.06	0.15	0.14	—	0.29	—	13.39	17.89	0.75	0.71	0.71	1.04	27,468	31
12-31-16	11.23	0.11•	0.56	0.67	0.10	0.18	—	0.28	—	11.62	6.00	0.75	0.70	0.70	0.95	24,645	52
12-31-15	13.03	0.11•	(0.22)	(0.11)	0.37	1.32	—	1.69	—	11.23	(1.42)	0.74	0.69	0.69	0.94	31,416	26
12-31-14	13.38	0.12•	0.67	0.79	0.20	0.94	—	1.14	—	13.03	6.09	0.78	0.67	0.67	0.89	20,020	71
12-31-13	11.61	0.10•	2.23	2.33	0.21	0.35	—	0.56	—	13.38	20.42	0.80	0.63	0.63	0.78	16,945	79
Class I
12-31-17	11.83	0.21•	1.95	2.16	0.21	0.14	—	0.35	—	13.64	18.50	0.25	0.21	0.21	1.62	6,062	31
12-31-16	11.44	0.17	0.55	0.72	0.15	0.18	—	0.33	—	11.83	6.40	0.25	0.20	0.20	1.55	4,334	52
12-31-15	13.23	0.23•	(0.27)	(0.04)	0.43	1.32	—	1.75	—	11.44	(0.85)	0.24	0.19	0.19	2.00	4,035	26
12-31-14	13.56	0.31•	0.56	0.87	0.26	0.94	—	1.20	—	13.23	6.60	0.28	0.17	0.17	2.39	56	71
12-31-13	11.74	0.15	2.28	2.43	0.26	0.35	—	0.61	—	13.56	21.10	0.30	0.13	0.13	1.19	4	79
Class R6
12-31-17	11.82	0.25•	1.91	2.16	0.21	0.14	—	0.35	—	13.63	18.51	0.25	0.21	0.21	1.95	8,217	31
05-02-16(5) - 12-31-16	11.56	0.39•	0.20	0.59	0.15	0.18	—	0.33	—	11.82	5.21	0.25	0.20	0.20	5.04	1,287	52
Class S
12-31-17	11.71	0.16•	1.95	2.11	0.18	0.14	—	0.32	—	13.50	18.22	0.50	0.46	0.46	1.28	670,319	31
12-31-16	11.34	0.14•	0.55	0.69	0.14	0.18	—	0.32	—	11.71	6.17	0.50	0.45	0.45	1.25	661,798	52
12-31-15	13.13	0.21•	(0.29)	(0.08)	0.39	1.32	—	1.71	—	11.34	(1.15)	0.49	0.44	0.44	1.81	719,319	26
12-31-14	13.47	0.15	0.68	0.83	0.23	0.94	—	1.17	—	13.13	6.33	0.53	0.42	0.42	1.04	11,315	71
12-31-13	11.67	0.12•	2.27	2.39	0.24	0.35	—	0.59	—	13.47	20.84	0.55	0.38	0.38	0.96	11,871	79
Class S2
12-31-17	11.70	0.15•	1.94	2.09	0.18	0.14	—	0.32	—	13.47	18.05	0.65	0.61	0.61	1.20	1,695	31
12-31-16	11.32	0.13	0.54	0.67	0.11	0.18	—	0.29	—	11.70	5.97	0.68	0.60	0.60	1.14	1,132	52
12-31-15	13.12	0.12•	(0.21)	(0.09)	0.39	1.32	—	1.71	—	11.32	(1.21)	0.74	0.59	0.59	0.98	1,040	26
12-31-14	13.50	0.14•	0.67	0.81	0.25	0.94	—	1.19	—	13.12	6.17	0.78	0.57	0.57	1.08	806	71
12-31-13	11.72	0.17•	2.19	2.36	0.23	0.35	—	0.58	—	13.50	20.56	0.80	0.53	0.53	1.34	284	79
See Accompanying Notes to Financial Statements
50

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Solution Moderately Conservative Portfolio
Class ADV
12-31-17	9.24	0.15•	0.78	0.93	0.18	—	—	0.18	—	9.99	10.09	0.83	0.65	0.65	1.57	11,134	47
12-31-16	9.51	0.13•	0.40	0.53	0.20	0.60	—	0.80	—	9.24	5.64	0.80	0.64	0.64	1.35	13,487	65
12-31-15	10.45	0.10	(0.14)	(0.04)	0.28	0.62	—	0.90	—	9.51	(0.60)	0.78	0.66	0.66	1.09	22,005	58
12-31-14	10.80	0.15	0.39	0.54	0.23	0.66	—	0.89	—	10.45	5.20	0.78	0.65	0.65	1.30	21,659	66
12-31-13	10.42	0.13•	0.81	0.94	0.27	0.29	—	0.56	—	10.80	9.27	0.79	0.62	0.62	1.23	21,918	85
Class I
12-31-17	9.65	0.21•	0.82	1.03	0.26	—	—	0.26	—	10.42	10.73	0.33	0.15	0.15	2.06	27	47
12-31-16	9.93	0.19	0.41	0.60	0.28	0.60	—	0.88	—	9.65	6.12	0.30	0.14	0.14	1.93	33	65
12-31-15	10.87	0.16	(0.15)	0.01	0.33	0.62	—	0.95	—	9.93	(0.09)	0.28	0.16	0.16	1.58	36	58
12-31-14	11.20	0.23•	0.39	0.62	0.29	0.66	—	0.95	—	10.87	5.74	0.28	0.15	0.15	2.19	37	66
12-31-13	10.79	0.18	0.84	1.02	0.32	0.29	—	0.61	—	11.20	9.70	0.29	0.12	0.12	1.66	1	85
Class R6
12-31-17	9.64	0.24•	0.78	1.02	0.25	—	—	0.25	—	10.41	10.68	0.33	0.15	0.15	2.37	2,164	47
05-02-16(5) - 12-31-16	10.17	0.36•	(0.01)	0.35	0.28	0.60	—	0.88	—	9.64	3.52	0.30	0.14	0.14	5.68	287	65
Class S
12-31-17	9.44	0.18•	0.79	0.97	0.22	—	—	0.22	—	10.19	10.40	0.58	0.40	0.40	1.80	17,134	47
12-31-16	9.73	0.17	0.39	0.56	0.25	0.60	—	0.85	—	9.44	5.87	0.55	0.39	0.39	1.74	20,883	65
12-31-15	10.67	0.14•	(0.16)	(0.02)	0.30	0.62	—	0.92	—	9.73	(0.38)	0.53	0.41	0.41	1.33	20,081	58
12-31-14	11.00	0.17•	0.42	0.59	0.26	0.66	—	0.92	—	10.67	5.58	0.53	0.40	0.40	1.53	22,346	66
12-31-13	10.60	0.16	0.82	0.98	0.29	0.29	—	0.58	—	11.00	9.54	0.54	0.37	0.37	1.43	24,016	85
Class S2
12-31-17	9.34	0.17•	0.79	0.96	0.22	—	—	0.22	—	10.08	10.33	0.73	0.55	0.55	1.71	1,021	47
12-31-16	9.64	0.14	0.39	0.53	0.23	0.60	—	0.83	—	9.34	5.62	0.73	0.54	0.54	1.61	845	65
12-31-15	10.59	0.10	(0.13)	(0.03)	0.30	0.62	—	0.92	—	9.64	(0.50)	0.78	0.56	0.56	1.14	751	58
12-31-14	10.93	0.16•	0.41	0.57	0.25	0.66	—	0.91	—	10.59	5.40	0.78	0.55	0.55	1.43	848	66
12-31-13	10.55	0.14•	0.82	0.96	0.29	0.29	—	0.58	—	10.93	9.36	0.79	0.52	0.52	1.26	669	85
Voya Solution 2020 Portfolio
Class ADV
12-31-17	12.15	0.20•	1.30	1.50	0.14	0.28	—	0.42	—	13.23	12.43	0.81	0.61	0.61	1.59	14,590	72
12-31-16	11.65	0.18•	0.43	0.61	0.05	0.06	—	0.11	—	12.15	5.21	0.86	0.64	0.64	1.53	9,167	84
12-31-15	12.87	0.19•	(0.05)	0.14	0.57	0.79	—	1.36	—	11.65	0.88	1.49	0.63	0.63	1.60	2,853	86
12-31-14	12.19	0.20•	0.53	0.73	0.01	0.04	—	0.05	—	12.87	5.97	4.32	0.63	0.63	1.55	631	32
12-31-13	11.80	0.11•	1.36	1.47	0.29	0.80	—	1.09	0.01	12.19	13.01(a)	89.79	0.63	0.63	0.87	4	68
Class I
12-31-17	12.37	0.26	1.33	1.59	0.17	0.28	—	0.45	—	13.51	13.01	0.31	0.11	0.11	2.00	7,487	72
12-31-16	11.81	0.26•	0.42	0.68	0.06	0.06	—	0.12	—	12.37	5.73	0.36	0.14	0.14	2.13	6,377	84
12-31-15	13.04	0.32•	(0.11)	0.21	0.65	0.79	—	1.44	—	11.81	1.38	0.99	0.13	0.13	2.76	2,157	86
12-31-14	12.29	0.19	0.60	0.79	—	0.04	—	0.04	—	13.04	6.41	3.82	0.13	0.13	1.52	4	32
12-31-13	11.85	0.17	1.40	1.57	0.34	0.80	—	1.14	0.01	12.29	13.85(a)	89.29	0.13	0.13	1.38	4	68
See Accompanying Notes to Financial Statements
51

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Solution 2020 Portfolio (continued)
Class S
12-31-17	12.33	0.25•	1.31	1.56	0.15	0.28	—	0.43	—	13.46	12.78	0.56	0.36	0.36	1.91	10,565	72
12-31-16	11.80	0.20•	0.44	0.64	0.05	0.06	—	0.11	—	12.33	5.46	0.61	0.39	0.39	1.65	6,477	84
12-31-15	13.01	0.53•	(0.34)	0.19	0.61	0.79	—	1.40	—	11.80	1.23	1.24	0.38	0.38	4.58	4,145	86
12-31-14	12.30	0.16	0.59	0.75	—	0.04	—	0.04	—	13.01	6.08	4.07	0.38	0.38	1.27	4	32
12-31-13	11.81	0.14	1.39	1.53	0.25	0.80	—	1.05	0.01	12.30	13.47(a)	89.54	0.38	0.38	1.14	4	68
Class S2
12-31-17	12.22	0.26•	1.26	1.52	0.14	0.28	—	0.42	—	13.32	12.54	0.71	0.51	0.51	2.05	660	72
12-31-16	11.70	0.14•	0.48	0.62	0.04	0.06	—	0.10	—	12.22	5.33	0.79	0.54	0.54	1.18	148	84
12-31-15	12.91	0.36•	(0.20)	0.16	0.58	0.79	—	1.37	—	11.70	1.08	1.49	0.53	0.53	3.08	283	86
12-31-14	12.23	0.14	0.58	0.72	—	0.04	—	0.04	—	12.91	5.87	4.32	0.53	0.53	1.12	4	32
12-31-13	11.81	0.12	1.40	1.52	0.31	0.80	—	1.11	0.01	12.23	13.39(a)	89.79	0.53	0.53	0.97	4	68
Class T
12-31-17	12.16	0.18•	1.29	1.47	0.11	0.28	—	0.39	—	13.24	12.22	1.01	0.81	0.81	1.42	12	72
12-31-16	11.64	0.15•	0.43	0.58	—	0.06	—	0.06	—	12.16	4.99	1.08	0.84	0.84	1.29	8	84
12-31-15	12.87	0.11•	0.01	0.12	0.56	0.79	—	1.35	—	11.64	0.72	1.74	0.83	0.83	0.91	4	86
12-31-14	12.21	0.10	0.60	0.70	—	0.04	—	0.04	—	12.87	5.72	4.57	0.83	0.83	0.81	4	32
12-31-13	11.77	0.08	1.42	1.50	0.27	0.80	—	1.07	0.01	12.21	13.28(a)	90.04	0.83	0.83	0.67	4	68
Voya Solution 2025 Portfolio
Class ADV
12-31-17	10.66	0.15•	1.42	1.57	0.19	0.32	—	0.51	—	11.72	15.02	0.74	0.66	0.66	1.36	300,453	46
12-31-16	11.17	0.14•	0.47	0.61	0.21	0.91	—	1.12	—	10.66	5.53	0.74	0.64	0.64	1.31	302,670	43
12-31-15	12.83	0.11•	(0.09)	0.02	0.37	1.31	—	1.68	—	11.17	(0.26)	0.74	0.65	0.65	0.89	357,443	42
12-31-14	13.06	0.12•	0.54	0.66	0.23	0.66	—	0.89	—	12.83	5.26	0.74	0.63	0.63	0.94	435,280	46
12-31-13	11.48	0.10•	1.73	1.83	0.25	—	—	0.25	—	13.06	16.05	0.74	0.62	0.62	0.85	500,390	72
Class I
12-31-17	10.94	0.22•	1.46	1.68	0.26	0.32	—	0.58	—	12.04	15.62	0.24	0.16	0.16	1.92	243,053	46
12-31-16	11.44	0.21	0.48	0.69	0.28	0.91	—	1.19	—	10.94	6.13	0.24	0.14	0.14	1.84	193,795	43
12-31-15	13.12	0.18•	(0.10)	0.08	0.45	1.31	—	1.76	—	11.44	0.19	0.24	0.15	0.15	1.44	204,693	42
12-31-14	13.34	0.20•	0.55	0.75	0.31	0.66	—	0.97	—	13.12	5.82	0.24	0.13	0.13	1.47	197,457	46
12-31-13	11.73	0.17•	1.75	1.92	0.31	—	—	0.31	—	13.34	16.54	0.24	0.12	0.12	1.39	225,551	72
Class S
12-31-17	10.82	0.18•	1.45	1.63	0.23	0.32	—	0.55	—	11.90	15.29	0.49	0.41	0.41	1.60	359,764	46
12-31-16	11.32	0.17•	0.48	0.65	0.24	0.91	—	1.15	—	10.82	5.88	0.49	0.39	0.39	1.58	376,403	43
12-31-15	13.00	0.14•	(0.10)	0.04	0.41	1.31	—	1.72	—	11.32	(0.09)	0.49	0.40	0.40	1.14	418,555	42
12-31-14	13.22	0.16•	0.55	0.71	0.27	0.66	—	0.93	—	13.00	5.58	0.49	0.38	0.38	1.21	486,302	46
12-31-13	11.62	0.14•	1.74	1.88	0.28	—	—	0.28	—	13.22	16.33	0.49	0.37	0.37	1.11	530,013	72
See Accompanying Notes to Financial Statements
52

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Solution 2025 Portfolio (continued)
Class S2
12-31-17	10.52	0.16•	1.40	1.56	0.20	0.32	—	0.52	—	11.56	15.07	0.64	0.56	0.56	1.40	16,911	46
12-31-16	11.03	0.15•	0.47	0.62	0.22	0.91	—	1.13	—	10.52	5.75	0.67	0.54	0.54	1.39	22,356	43
12-31-15	12.70	0.12•	(0.10)	0.02	0.38	1.31	—	1.69	—	11.03	(0.23)	0.74	0.55	0.55	0.98	27,673	42
12-31-14	12.93	0.13•	0.55	0.68	0.25	0.66	—	0.91	—	12.70	5.40	0.74	0.53	0.53	1.03	35,050	46
12-31-13	11.38	0.11•	1.70	1.81	0.26	—	—	0.26	—	12.93	16.08	0.74	0.52	0.52	0.93	41,255	72
Class T
12-31-17	11.10	0.14•	1.48	1.62	0.17	0.32	—	0.49	—	12.23	14.78	0.94	0.86	0.86	1.18	821	46
12-31-16	11.58	0.14	0.48	0.62	0.19	0.91	—	1.10	—	11.10	5.43	0.96	0.84	0.84	1.14	806	43
12-31-15	13.07	0.09•	(0.12)	(0.03)	0.15	1.31	—	1.46	—	11.58	(0.56)	0.99	0.85	0.85	0.70	837	42
12-31-14	13.29	0.06•	0.60	0.66	0.22	0.66	—	0.88	—	13.07	5.14	0.99	0.83	0.83	0.45	869	46
12-31-13	11.68	0.08•	1.75	1.83	0.22	—	—	0.22	—	13.29	15.75	0.99	0.82	0.82	0.66	2,992	72
Voya Solution 2030 Portfolio
Class ADV
12-31-17	13.94	0.23•	2.15	2.38	0.12	0.24	—	0.36	—	15.96	17.22	0.83	0.64	0.64	1.50	13,589	63
12-31-16	13.24	0.23•	0.57	0.80	0.04	0.06	—	0.10	—	13.94	6.09	0.95	0.66	0.66	1.71	6,623	67
12-31-15	13.94	0.36•	(0.31)	0.05	0.19	0.56	—	0.75	—	13.24	0.18	2.57	0.66	0.66	2.65	1,569	69
12-31-14	13.23	0.14•	0.69	0.83	0.02	0.10	—	0.12	—	13.94	6.30	8.42	0.66	0.66	0.98	157	136
12-31-13	12.12	0.11	2.06	2.17	0.24	0.84	—	1.08	0.02	13.23	18.66(b)	85.63	0.64	0.64	0.86	4	73
Class I
12-31-17	14.23	0.32•	2.19	2.51	0.14	0.24	—	0.38	—	16.36	17.86	0.33	0.14	0.14	2.07	8,625	63
12-31-16	13.46	0.35•	0.53	0.88	0.05	0.06	—	0.11	—	14.23	6.55	0.45	0.16	0.16	2.54	3,247	67
12-31-15	14.14	0.39•	(0.27)	0.12	0.24	0.56	—	0.80	—	13.46	0.66	2.07	0.16	0.16	2.90	861	69
12-31-14	13.32	0.20	0.72	0.92	—	0.10	—	0.10	—	14.14	6.94	7.92	0.16	0.16	1.50	4	136
12-31-13	12.17	0.18	2.08	2.26	0.29	0.84	—	1.13	0.02	13.32	19.38(b)	85.13	0.14	0.14	1.36	4	73
Class S
12-31-17	14.18	0.26•	2.21	2.47	0.13	0.24	—	0.37	—	16.28	17.59	0.58	0.39	0.39	1.72	8,484	63
12-31-16	13.44	0.27•	0.58	0.85	0.05	0.06	—	0.11	—	14.18	6.32	0.70	0.41	0.41	2.00	4,770	67
12-31-15	14.07	0.49•	(0.39)	0.10	0.17	0.56	—	0.73	—	13.44	0.52	2.32	0.41	0.41	3.69	1,454	69
12-31-14	13.32	0.17	0.68	0.85	—	0.10	—	0.10	—	14.07	6.41	8.17	0.41	0.41	1.25	4	136
12-31-13	12.13	0.14	2.06	2.20	0.19	0.84	—	1.03	0.02	13.32	18.92(b)	85.38	0.39	0.39	1.09	4	73
Class S2
12-31-17	14.01	0.21•	2.20	2.41	0.10	0.24	—	0.34	—	16.08	17.38	0.73	0.54	0.54	1.42	588	63
12-31-16	13.30	0.18•	0.64	0.82	0.05	0.06	—	0.11	—	14.01	6.17	0.88	0.56	0.56	1.30	255	67
12-31-15	13.96	0.28•	(0.22)	0.06	0.16	0.56	—	0.72	—	13.30	0.23	2.57	0.56	0.56	2.01	41	69
12-31-14	13.22	0.15	0.69	0.84	—	0.10	—	0.10	—	13.96	6.38	8.42	0.56	0.56	1.10	4	136
12-31-13	12.13	0.12	2.04	2.16	0.25	0.84	—	1.09	0.02	13.22	18.57(b)	85.63	0.54	0.54	0.96	4	73
See Accompanying Notes to Financial Statements
53

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Solution 2030 Portfolio (continued)
Class T
12-31-17	13.98	0.19•	2.17	2.36	0.08	0.24	—	0.32	—	16.02	17.05	1.03	0.84	0.84	1.23	15	63
12-31-16	13.27	0.19•	0.58	0.77	—	0.06	—	0.06	—	13.98	5.81	1.17	0.86	0.86	1.43	11	67
12-31-15	13.97	0.13	(0.14)	(0.01)	0.13	0.56	—	0.69	—	13.27	(0.26)	2.82	0.86	0.86	0.92	4	69
12-31-14	13.25	0.11	0.71	0.82	—	0.10	—	0.10	—	13.97	6.22	8.67	0.86	0.86	0.80	4	136
12-31-13	12.09	0.08	2.11	2.19	0.21	0.84	—	1.05	0.02	13.25	18.89(b)	85.88	0.84	0.84	0.66	4	73
Voya Solution 2035 Portfolio
Class ADV
12-31-17	10.71	0.13•	1.90	2.03	0.16	0.31	—	0.47	—	12.27	19.22	0.74	0.65	0.65	1.12	267,229	36
12-31-16	11.27	0.12•	0.53	0.65	0.21	1.00	—	1.21	—	10.71	6.00	0.74	0.66	0.66	1.11	262,148	44
12-31-15	13.22	0.11•	(0.13)	(0.02)	0.38	1.55	—	1.93	—	11.27	(0.77)	0.74	0.67	0.67	0.84	303,218	46
12-31-14	13.97	0.12•	0.61	0.73	0.26	1.22	—	1.48	—	13.22	5.38	0.75	0.66	0.66	0.84	361,683	59
12-31-13	11.82	0.11•	2.25	2.36	0.21	—	—	0.21	—	13.97	20.09	0.74	0.63	0.63	0.82	425,221	74
Class I
12-31-17	10.98	0.20•	1.94	2.14	0.22	0.31	—	0.53	—	12.59	19.82	0.24	0.15	0.15	1.69	274,900	36
12-31-16	11.54	0.19	0.53	0.72	0.28	1.00	—	1.28	—	10.98	6.49	0.24	0.16	0.16	1.67	210,863	44
12-31-15	13.51	0.18•	(0.14)	0.04	0.46	1.55	—	2.01	—	11.54	(0.30)	0.24	0.17	0.17	1.39	218,051	46
12-31-14	14.25	0.20	0.61	0.81	0.33	1.22	—	1.55	—	13.51	5.93	0.25	0.16	0.16	1.40	214,675	59
12-31-13	12.05	0.18•	2.30	2.48	0.28	—	—	0.28	—	14.25	20.72	0.24	0.13	0.13	1.39	208,709	74
Class S
12-31-17	10.87	0.16•	1.92	2.08	0.19	0.31	—	0.50	—	12.45	19.44	0.49	0.40	0.40	1.38	368,554	36
12-31-16	11.43	0.16•	0.53	0.69	0.25	1.00	—	1.25	—	10.87	6.23	0.49	0.41	0.41	1.41	359,464	44
12-31-15	13.39	0.14•	(0.13)	0.01	0.42	1.55	—	1.97	—	11.43	(0.48)	0.49	0.42	0.42	1.10	383,233	46
12-31-14	14.13	0.16•	0.61	0.77	0.29	1.22	—	1.51	—	13.39	5.68	0.50	0.41	0.41	1.14	432,573	59
12-31-13	11.96	0.14•	2.28	2.42	0.25	—	—	0.25	—	14.13	20.35	0.49	0.38	0.38	1.08	485,103	74
Class S2
12-31-17	10.49	0.14•	1.85	1.99	0.17	0.31	—	0.48	—	12.00	19.28	0.64	0.55	0.55	1.22	19,146	36
12-31-16	11.07	0.14	0.51	0.65	0.23	1.00	—	1.23	—	10.49	6.09	0.67	0.56	0.56	1.24	20,809	44
12-31-15	13.01	0.11•	(0.11)	0.00*	0.39	1.55	—	1.94	—	11.07	(0.62)	0.74	0.57	0.57	0.90	22,289	46
12-31-14	13.77	0.13•	0.60	0.73	0.27	1.22	—	1.49	—	13.01	5.50	0.75	0.56	0.56	0.95	31,331	59
12-31-13	11.66	0.11•	2.22	2.33	0.22	—	—	0.22	—	13.77	20.17	0.74	0.53	0.53	0.88	34,588	74
Class T
12-31-17	11.14	0.11•	1.98	2.09	0.13	0.31	—	0.44	—	12.79	19.03	0.94	0.85	0.85	0.95	700	36
12-31-16	11.65	0.09•	0.56	0.65	0.16	1.00	—	1.16	—	11.14	5.73	0.96	0.86	0.86	0.83	624	44
12-31-15	13.50	0.09•	(0.15)	(0.06)	0.24	1.55	—	1.79	—	11.65	(1.00)	0.99	0.87	0.87	0.69	887	46
12-31-14	14.22	0.05•	0.67	0.72	0.22	1.22	—	1.44	—	13.50	5.26	1.00	0.86	0.86	0.32	864	59
12-31-13	12.02	0.06•	2.31	2.37	0.17	—	—	0.17	—	14.22	19.85	0.99	0.83	0.83	0.48	1,898	74
See Accompanying Notes to Financial Statements
54

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Solution 2040 Portfolio
Class ADV
12-31-17	14.55	0.19•	2.73	2.92	0.08	0.28	—	0.36	—	17.11	20.23	0.86	0.63	0.63	1.17	8,696	68
12-31-16	13.84	0.19•	0.71	0.90	0.06	0.13	—	0.19	—	14.55	6.48	1.03	0.66	0.66	1.34	4,897	72
12-31-15	14.89	0.25•	(0.26)	(0.01)	0.35	0.69	—	1.04	—	13.84	(0.33)	2.07	0.67	0.67	1.72	2,229	108
12-31-14	14.04	0.18•	0.73	0.91	0.01	0.05	—	0.06	—	14.89	6.51	3.66	0.67	0.67	1.23	701	80
12-31-13	12.45	0.08	2.58	2.66	0.21	0.89	—	1.10	0.03	14.04	22.31(c)	84.89	0.64	0.64	0.63	4	67
Class I
12-31-17	14.86	0.29•	2.78	3.07	0.12	0.28	—	0.40	—	17.53	20.85	0.36	0.13	0.13	1.76	7,753	68
12-31-16	14.07	0.31•	0.68	0.99	0.07	0.13	—	0.20	—	14.86	7.06	0.53	0.16	0.16	2.14	2,887	72
12-31-15	15.08	0.43•	(0.36)	0.07	0.39	0.69	—	1.08	—	14.07	0.22	1.57	0.17	0.17	3.06	487	108
12-31-14	14.14	0.17	0.82	0.99	—	0.05	—	0.05	—	15.08	7.04	3.16	0.17	0.17	1.14	5	80
12-31-13	12.52	0.15	2.60	2.75	0.27	0.89	—	1.16	0.03	14.14	22.99(c)	84.39	0.14	0.14	1.11	4	67
Class S
12-31-17	14.78	0.23•	2.78	3.01	0.11	0.28	—	0.39	—	17.40	20.53	0.61	0.38	0.38	1.45	6,732	68
12-31-16	14.03	0.25•	0.70	0.95	0.07	0.13	—	0.20	—	14.78	6.79	0.78	0.41	0.41	1.75	3,217	72
12-31-15	15.02	0.49•	(0.45)	0.04	0.34	0.69	—	1.03	—	14.03	0.03	1.82	0.42	0.42	3.50	610	108
12-31-14	14.15	0.13	0.79	0.92	—	0.05	—	0.05	—	15.02	6.54	3.41	0.42	0.42	0.90	5	80
12-31-13	12.48	0.11	2.59	2.70	0.17	0.89	—	1.06	0.03	14.15	22.57(c)	84.64	0.39	0.39	0.84	4	67
Class S2
12-31-17	14.62	0.26•	2.69	2.95	0.11	0.28	—	0.39	—	17.18	20.31	0.76	0.53	0.53	1.61	721	68
12-31-16	13.90	0.20•	0.72	0.92	0.07	0.13	—	0.20	—	14.62	6.64	0.96	0.56	0.56	1.41	183	72
12-31-15	14.93	0.22•	(0.23)	(0.01)	0.33	0.69	—	1.02	—	13.90	(0.33)	2.07	0.57	0.57	1.46	9	108
12-31-14	14.05	0.11	0.82	0.93	—	0.05	—	0.05	—	14.93	6.66	3.66	0.57	0.57	0.76	5	80
12-31-13	12.47	0.10	2.56	2.66	0.22	0.89	—	1.11	0.03	14.05	22.30(c)	84.89	0.54	0.54	0.71	4	67
Class T
12-31-17	14.53	0.17•	2.72	2.89	0.06	0.28	—	0.34	—	17.08	20.05	1.06	0.83	0.83	1.08	20	68
12-31-16	13.81	0.17•	0.70	0.87	0.02	0.13	—	0.15	—	14.53	6.27	1.25	0.86	0.86	1.19	12	72
12-31-15	14.85	0.10•	(0.16)	(0.06)	0.29	0.69	—	0.98	—	13.81	(0.66)	2.32	0.87	0.87	0.67	4	108
12-31-14	14.01	0.06	0.83	0.89	—	0.05	—	0.05	—	14.85	6.40	3.91	0.87	0.87	0.45	4	80
12-31-13	12.43	0.06	2.56	2.62	0.18	0.89	—	1.07	0.03	14.01	22.06(c)	85.14	0.84	0.84	0.41	4	67
Voya Solution 2045 Portfolio
Class ADV
12-31-17	10.63	0.10•	2.09	2.19	0.10	0.32	—	0.42	—	12.40	20.92	0.75	0.67	0.67	0.84	177,624	37
12-31-16	11.15	0.09•	0.56	0.65	0.15	1.02	—	1.17	—	10.63	6.16	0.75	0.68	0.68	0.86	176,397	45
12-31-15	13.60	0.07•	(0.11)	(0.04)	0.38	2.03	—	2.41	—	11.15	(1.15)	0.75	0.69	0.69	0.58	197,360	41
12-31-14	14.55	0.08•	0.73	0.81	0.22	1.54	—	1.76	—	13.60	5.84	0.74	0.68	0.68	0.55	237,641	58
12-31-13	11.98	0.06•	2.69	2.75	0.18	—	—	0.18	—	14.55	23.09	0.74	0.63	0.63	0.49	266,469	72
See Accompanying Notes to Financial Statements
55

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Solution 2045 Portfolio (continued)
Class I
12-31-17	10.92	0.17•	2.14	2.31	0.16	0.32	—	0.48	—	12.75	21.53	0.25	0.17	0.17	1.42	235,122	37
12-31-16	11.44	0.15	0.57	0.72	0.22	1.02	—	1.24	—	10.92	6.63	0.25	0.18	0.18	1.41	171,475	45
12-31-15	13.90	0.15•	(0.12)	0.03	0.46	2.03	—	2.49	—	11.44	(0.59)	0.25	0.19	0.19	1.15	169,325	41
12-31-14	14.84	0.15	0.75	0.90	0.30	1.54	—	1.84	—	13.90	6.34	0.24	0.18	0.18	1.04	161,654	58
12-31-13	12.21	0.14•	2.74	2.88	0.25	—	—	0.25	—	14.84	23.74	0.24	0.13	0.13	1.07	158,048	72
Class S
12-31-17	10.77	0.13•	2.12	2.25	0.13	0.32	—	0.45	—	12.57	21.25	0.50	0.42	0.42	1.11	269,521	37
12-31-16	11.29	0.14	0.55	0.69	0.19	1.02	—	1.21	—	10.77	6.40	0.50	0.43	0.43	1.14	256,935	45
12-31-15	13.76	0.12	(0.14)	(0.02)	0.42	2.03	—	2.45	—	11.29	(0.95)	0.50	0.44	0.44	0.85	270,222	41
12-31-14	14.70	0.12•	0.73	0.85	0.25	1.54	—	1.79	—	13.76	6.10	0.49	0.43	0.43	0.83	301,617	58
12-31-13	12.10	0.10•	2.72	2.82	0.22	—	—	0.22	—	14.70	23.45	0.49	0.38	0.38	0.74	350,686	72
Class S2
12-31-17	10.51	0.09•	2.08	2.17	0.11	0.32	—	0.43	—	12.25	21.02	0.65	0.57	0.57	0.82	9,902	37
12-31-16	11.04	0.11	0.55	0.66	0.17	1.02	—	1.19	—	10.51	6.28	0.68	0.58	0.58	0.96	12,687	45
12-31-15	13.49	0.08•	(0.11)	(0.03)	0.39	2.03	—	2.42	—	11.04	(1.07)	0.75	0.59	0.59	0.65	13,402	41
12-31-14	14.45	0.09•	0.72	0.81	0.23	1.54	—	1.77	—	13.49	5.87	0.74	0.58	0.58	0.67	19,353	58
12-31-13	11.89	0.07•	2.68	2.75	0.19	—	—	0.19	—	14.45	23.26	0.74	0.53	0.53	0.52	19,968	72
Class T
12-31-17	10.95	0.08	2.15	2.23	0.09	0.32	—	0.41	—	12.77	20.69	0.95	0.87	0.87	0.70	508	37
12-31-16	11.46	0.07	0.58	0.65	0.14	1.02	—	1.16	—	10.95	5.94	0.97	0.88	0.88	0.70	418	45
12-31-15	13.77	0.06•	(0.13)	(0.07)	0.21	2.03	—	2.24	—	11.46	(1.31)	1.00	0.89	0.89	0.44	393	41
12-31-14	14.73	(0.00)*•	0.78	0.78	0.20	1.54	—	1.74	—	13.77	5.53	0.99	0.88	0.88	(0.00)*	376	58
12-31-13	12.10	0.04•	2.72	2.76	0.13	—	—	0.13	—	14.73	22.93	0.99	0.83	0.83	0.27	1,068	72
Voya Solution 2050 Portfolio
Class ADV
12-31-17	14.57	0.18•	2.89	3.07	0.06	0.25	—	0.31	—	17.33	21.30	0.93	0.65	0.65	1.11	6,983	52
12-31-16	13.86	0.18•	0.68	0.86	0.04	0.11	—	0.15	—	14.57	6.27	1.22	0.68	0.68	1.26	3,184	70
12-31-15	14.95	0.18•	(0.19)	(0.01)	0.35	0.73	—	1.08	—	13.86	(0.33)	3.24	0.69	0.69	1.22	960	67
12-31-14	14.16	0.17•	0.74	0.91	0.01	0.11	—	0.12	—	14.95	6.49	6.49	0.68	0.68	1.15	355	51
12-31-13	12.44	0.06	2.70	2.76	0.19	0.88	—	1.07	0.03	14.16	23.18(d)	84.37	0.64	0.64	0.48	4	65
Class I
12-31-17	14.91	0.28•	2.97	3.25	0.10	0.25	—	0.35	—	17.81	21.99	0.43	0.15	0.15	1.70	5,705	52
12-31-16	14.13	0.28•	0.67	0.95	0.06	0.11	—	0.17	—	14.91	6.75	0.72	0.18	0.18	1.92	1,452	70
12-31-15	15.15	0.53•	(0.43)	0.10	0.39	0.73	—	1.12	—	14.13	0.38	2.74	0.19	0.19	3.80	387	67
12-31-14	14.26	0.14	0.86	1.00	—	0.11	—	0.11	—	15.15	7.04	5.99	0.18	0.18	0.97	5	51
12-31-13	12.51	0.13	2.73	2.86	0.26	0.88	—	1.14	0.03	14.26	23.84(d)	84.87	0.14	0.14	0.98	4	65
See Accompanying Notes to Financial Statements
56

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Solution 2050 Portfolio (continued)
Class S
12-31-17	14.81	0.22•	2.95	3.17	0.08	0.25	—	0.33	—	17.65	21.63	0.68	0.40	0.40	1.33	4,424	52
12-31-16	14.06	0.24•	0.68	0.92	0.06	0.11	—	0.17	—	14.81	6.56	0.97	0.43	0.43	1.71	1,996	70
12-31-15	15.09	0.38•	(0.34)	0.04	0.34	0.73	—	1.07	—	14.06	0.00	2.99	0.44	0.44	2.70	317	67
12-31-14	14.25	0.13	0.82	0.95	—	0.11	—	0.11	—	15.09	6.69	6.24	0.43	0.43	0.87	5	51
12-31-13	12.46	0.09	2.71	2.80	0.16	0.88	—	1.04	0.03	14.25	23.37(d)	84.12	0.39	0.39	0.66	4	65
Class S2
12-31-17	14.64	0.20•	2.91	3.11	0.07	0.25	—	0.32	—	17.43	21.47	0.83	0.55	0.55	1.21	309	52
12-31-16	13.93	0.20•	0.67	0.87	0.05	0.11	—	0.16	—	14.64	6.32	1.15	0.58	0.58	1.44	142	70
12-31-15	14.97	0.13•	(0.11)	0.02	0.33	0.73	—	1.06	—	13.93	(0.17)	3.24	0.59	0.59	0.89	9	67
12-31-14	14.15	0.08	0.85	0.93	—	0.11	—	0.11	—	14.97	6.59	6.49	0.58	0.58	0.58	5	51
12-31-13	12.45	0.08	2.68	2.76	0.21	0.88	—	1.09	0.03	14.15	23.09(d)	84.37	0.54	0.54	0.58	4	65
Class T
12-31-17	14.60	0.17•	2.89	3.06	0.02	0.25	—	0.27	—	17.39	21.15	1.13	0.85	0.85	1.05	20	52
12-31-16	13.88	0.13•	0.70	0.83	—	0.11	—	0.11	—	14.60	6.02	1.44	0.88	0.88	0.96	10	70
12-31-15	14.95	0.08	(0.13)	(0.05)	0.29	0.73	—	1.02	—	13.88	(0.60)	3.49	0.89	0.89	0.51	4	67
12-31-14	14.17	0.04	0.85	0.89	—	0.11	—	0.11	—	14.95	6.30	6.74	0.88	0.88	0.28	5	51
12-31-13	12.42	0.04	2.73	2.77	0.17	0.88	—	1.05	0.03	14.17	23.28(d)	84.62	0.84	0.84	0.26	4	65
Voya Solution 2055 Portfolio
Class ADV
12-31-17	12.27	0.11•	2.49	2.60	0.10	0.28	—	0.38	—	14.49	21.40	0.76	0.66	0.66	0.82	47,367	40
12-31-16	12.52	0.11	0.64	0.75	0.15	0.85	—	1.00	—	12.27	6.13	0.76	0.69	0.69	0.88	42,793	58
12-31-15	14.27	0.08•	(0.17)	(0.09)	0.32	1.34	—	1.66	—	12.52	(1.15)	0.76	0.70	0.70	0.61	41,770	41
12-31-14	14.46	0.09•	0.76	0.85	0.18	0.86	—	1.04	—	14.27	6.03	0.77	0.68	0.68	0.60	38,558	72
12-31-13	12.05	0.08•	2.69	2.77	0.14	0.22	—	0.36	—	14.46	23.19	0.76	0.63	0.63	0.61	34,195	73
Class I
12-31-17	12.51	0.20•	2.51	2.71	0.16	0.28	—	0.44	—	14.78	21.94	0.26	0.16	0.16	1.42	73,894	40
12-31-16	12.74	0.18•	0.65	0.83	0.21	0.85	—	1.06	—	12.51	6.72	0.26	0.19	0.19	1.46	44,519	58
12-31-15	14.49	0.17•	(0.19)	(0.02)	0.39	1.34	—	1.73	—	12.74	(0.67)	0.26	0.20	0.20	1.22	36,692	41
12-31-14	14.65	0.17•	0.76	0.93	0.23	0.86	—	1.09	—	14.49	6.56	0.27	0.18	0.18	1.15	24,787	72
12-31-13	12.17	0.17•	2.71	2.88	0.18	0.22	—	0.40	—	14.65	23.89	0.26	0.13	0.13	1.24	16,948	73
Class S
12-31-17	12.38	0.15•	2.50	2.65	0.13	0.28	—	0.41	—	14.62	21.66	0.51	0.41	0.41	1.08	58,217	40
12-31-16	12.62	0.13	0.66	0.79	0.18	0.85	—	1.03	—	12.38	6.44	0.51	0.44	0.44	1.16	51,294	58
12-31-15	14.37	0.12•	(0.17)	(0.05)	0.36	1.34	—	1.70	—	12.62	(0.87)	0.51	0.45	0.45	0.86	46,913	41
12-31-14	14.55	0.14•	0.74	0.88	0.20	0.86	—	1.06	—	14.37	6.25	0.52	0.43	0.43	0.93	43,206	72
12-31-13	12.11	0.12•	2.70	2.82	0.16	0.22	—	0.38	—	14.55	23.52	0.51	0.38	0.38	0.90	37,658	73
See Accompanying Notes to Financial Statements
57

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Solution 2055 Portfolio (continued)
Class S2
12-31-17	12.31	0.12•	2.50	2.62	0.11	0.28	—	0.39	—	14.54	21.52	0.66	0.56	0.56	0.89	3,250	40
12-31-16	12.56	0.11	0.65	0.76	0.16	0.85	—	1.01	—	12.31	6.24	0.69	0.59	0.59	0.93	2,996	58
12-31-15	14.31	0.10	(0.17)	(0.07)	0.34	1.34	—	1.68	—	12.56	(1.04)	0.76	0.60	0.60	0.71	3,014	41
12-31-14	14.50	0.11•	0.75	0.86	0.19	0.86	—	1.05	—	14.31	6.12	0.77	0.58	0.58	0.78	3,071	72
12-31-13	12.07	0.10•	2.69	2.79	0.14	0.22	—	0.36	—	14.50	23.36	0.76	0.53	0.53	0.72	2,250	73
Class T
12-31-17	12.50	0.09•	2.52	2.61	0.10	0.28	—	0.38	—	14.73	21.08	0.96	0.86	0.86	0.67	32	40
12-31-16	12.78	0.12•	0.62	0.74	0.17	0.85	—	1.02	—	12.50	5.96	0.98	0.89	0.89	0.96	25	58
12-31-15	14.25	0.08•	(0.21)	(0.13)	—	1.34	—	1.34	—	12.78	(1.36)	1.01	0.90	0.90	0.56	9	41
12-31-14	14.44	(0.06)•	0.90	0.84	0.17	0.86	—	1.03	—	14.25	6.00	1.02	0.88	0.88	(0.40)	5	72
12-31-13	12.06	0.14•	2.61	2.75	0.15	0.22	—	0.37	—	14.44	23.00	1.01	0.83	0.83	1.02	68	73
Voya Solution 2060 Portfolio
Class ADV
12-31-17	10.42	0.13•	2.08	2.21	0.04	0.20	—	0.24	—	12.39	21.42	1.10	0.67	0.67	1.11	3,202	65
12-31-16	9.89	0.15•	0.48	0.63	0.04	0.06	—	0.10	—	10.42	6.34	1.97	0.69	0.69	1.50	1,395	82
02-09-15(5) - 12-31-15	10.00	0.25•	(0.36)	(0.11)	—	—	—	—	—	9.89	(1.10)	19.06	0.70	0.70	2.85	191	78
Class I
12-31-17	10.49	0.20•	2.10	2.30	0.06	0.20	—	0.26	—	12.53	22.15	0.60	0.17	0.17	1.73	2,160	65
12-31-16	9.92	0.16•	0.51	0.67	0.04	0.06	—	0.10	—	10.49	6.73	1.47	0.19	0.19	1.56	606	82
02-09-15(5) - 12-31-15	10.00	0.27•	(0.35)	(0.08)	—	—	—	—	—	9.92	(0.80)	18.56	0.20	0.20	3.11	317	78
Class S
12-31-17	10.41	0.15•	2.10	2.25	0.06	0.20	—	0.26	—	12.40	21.81	0.85	0.42	0.42	1.30	2,825	65
12-31-16	9.86	0.17•	0.48	0.65	0.04	0.06	—	0.10	—	10.41	6.56	1.72	0.44	0.44	1.68	836	82
02-09-15(5) - 12-31-15	10.00	0.27•	(0.41)	(0.14)	—	—	—	—	—	9.86	(1.40)	18.81	0.45	0.45	3.06	140	78
Class S2
12-31-17	10.42	0.17•	2.05	2.22	0.04	0.20	—	0.24	—	12.40	21.56	1.00	0.57	0.57	1.45	180	65
12-31-16	9.89	0.09•	0.54	0.63	0.04	0.06	—	0.10	—	10.42	6.34	1.90	0.59	0.59	0.92	32	82
02-09-15(5) - 12-31-15	10.00	0.24•	(0.35)	(0.11)	—	—	—	—	—	9.89	(1.10)	19.06	0.60	0.60	2.66	26	78
Class T
12-31-17	10.35	0.08•	2.10	2.18	—	0.20	—	0.20	—	12.33	21.24	1.30	0.87	0.87	0.69	4	65
12-31-16	9.86	0.07	0.51	0.58	0.03	0.06	—	0.09	—	10.35	5.91	2.19	0.89	0.89	0.67	3	82
02-09-15(5) - 12-31-15	10.00	0.05	(0.19)	(0.14)	—	—	—	—	—	9.86	(1.40)	19.31	0.90	0.90	0.58	3	78

(1)
Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(2)
Annualized for periods less than one year.

See Accompanying Notes to Financial Statements
58

Financial Highlights (continued)

(3)
Ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed by an Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.

(4)
Ratios do not include expenses of underlying funds and do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.

(5)
Commencement of operations.

(a)
During the year ended December 31, 2013, Voya Investments, LLC voluntarily reimbursed Voya Solution 2020 Portfolio $22 for the foregone investment opportunities attributable to uninvested cash. Excluding this payment by affiliate, total return would have been 12.88%, 13.71%, 13.33%, 13.25% and 13.15% on Classes ADV, I, S, S2 and T, respectively.

(b)
During the year ended December 31, 2013, Voya Investments, LLC voluntarily reimbursed Voya Solution 2030 Portfolio $33 for the foregone investment opportunities attributable to uninvested cash. Excluding this payment by affiliate, total return would have been 18.46%, 19,19%, 18.72%, 18.37% and 18.69% on Classes ADV, I, S, S2 and T, respectively.

(c)
During the year ended December 31, 2013, Voya Investments, LLC voluntarily reimbursed Voya Solution 2040 Portfolio $39 for the foregone investment opportunities attributable to uninvested cash. Excluding this payment by affiliate, total return would have been 22.09%, 22.76%, 22.35%, 22.07% and 21.84% on Classes ADV, I, S, S2 and T, respectively.

(d)
During the year ended December 31, 2013, Voya Investments, LLC voluntarily reimbursed Voya Solution 2050 Portfolio $40 for the foregone investment opportunities attributable to uninvested cash. Excluding this payment by affiliate, total return would have been 22.95%, 23.61%, 23.14%, 22.86% and 23.05% on Classes ADV, I, S, S2 and T, respectively.

•
Calculated using average number of shares outstanding throughout the year or period.

*
Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

See Accompanying Notes to Financial Statements
59

NOTES TO FINANCIAL STATEMENTS as of December 31, 2017

NOTE 1 — ORGANIZATION
Voya Partners, Inc. (the “Company”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). It was incorporated under the laws of Maryland on May 7, 1997. The Articles of Incorporation permit the Company to offer separate series, each of which has its own investment objective, policies and restrictions. The Company currently consists of thirty-eight active separate investment series. The fifteen series (each, a “Portfolio” and collectively, the “Portfolios”) included in this report are: Voya Solution Aggressive Portfolio (“Solution Aggressive”), Voya Solution Balanced Portfolio (“Solution Balanced”), Voya Solution Conservative Portfolio (“Solution Conservative”), Voya Solution Income Portfolio (“Solution Income”), Voya Solution Moderately Aggressive Portfolio (“Solution Moderately Aggressive”), Voya Solution Moderately Conservative Portfolio (“Solution Moderately Conservative”), Voya Solution 2020 Portfolio (“Solution 2020”), Voya Solution 2025 Portfolio (“Solution 2025”), Voya Solution 2030 Portfolio (“Solution 2030”), Voya Solution 2035 Portfolio (“Solution 2035”), Voya Solution 2040 Portfolio (“Solution 2040”), Voya Solution 2045 Portfolio (“Solution 2045”), Voya Solution 2050 Portfolio (“Solution 2050”), Voya Solution 2055 Portfolio (“Solution 2055”) and Voya Solution 2060 Portfolio (“Solution 2060”). Each Portfolio is a diversified series of the Company.
Solution 2020, Solution 2025, Solution 2030, Solution 2035, Solution 2040, Solution 2045, Solution 2050, Solution 2055 and Solution 2060 are structured and managed around a specific target retirement or financial goal date (“Target Date”). When these Portfolios reach their respective Target Date, they may be combined with Solution Income, without a vote of shareholders, if approved by the Portfolios’ Board of Directors (the “Board”).
The classes of shares included in this report are: Adviser (“Class ADV”), Initial (“Class I”), Class R6, Service (“Class S”), Service 2 (“Class S2”) and Class T; however, each Portfolio may not offer all share classes. Shares of the Portfolios may be offered to separate accounts (“Separate Accounts”) of insurance companies as investment options in connection with variable annuity contracts and variable life insurance policies (“Variable Contracts”) and to certain of the Portfolios’ investment advisers and their affiliates. In the future, shares may also be offered to qualified pension and retirement plans (“Qualified Plans”) outside the Separate Account context. With the exception of class specific matters, each class has equal voting rights as to voting privileges. For class specific proposals, only the applicable class would have voting privileges. The classes differ principally in the applicable distribution and shareholder service fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders are allocated the common expenses of a portfolio and earn income and realized gains/losses from a portfolio pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a portfolio or a class are charged directly to that portfolio or class. Other operating expenses shared by several portfolios are generally allocated among those portfolios based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fees, if applicable.
Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Portfolios. Prior to May 1, 2017, Directed Services LLC, a Delaware limited liability company, served as the investment adviser to the Portfolios. There were no changes to the services provided or the fees charged to the Portfolios upon the replacement of Directed Services LLC with Voya Investments. Voya Investment Management Co. LLC (“Voya IM” or the “Sub-Adviser”), a Delaware limited liability company, serves as the Sub-Adviser to the Portfolios. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Portfolios.
Each Portfolio seeks to achieve its investment objective by investing in other investment companies (“Underlying Funds”) and uses asset allocation strategies to determine how much to invest in the Underlying Funds. The investment objective of the Portfolios is described in the respective Portfolio’s Prospectus.
NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Each Portfolio is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.
A. Security Valuation. Each Portfolio is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of each

60

NOTES TO FINANCIAL STATEMENTS as of December 31, 2017 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Portfolio is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per share of each class of each Portfolio is calculated by taking the value of the Portfolio’s assets attributable to that class, subtracting the Portfolio’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when a Portfolio is closed for business, Portfolio shares will not be priced and a Portfolio does not transact purchase and redemption orders. To the extent a Portfolio’s assets are traded in other markets on days when a Portfolio does not price its shares, the value of a Portfolio’s assets will likely change and you will not be able to purchase or redeem shares of a Portfolio.
Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages of the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.
When a market quotation is not readily available or is deemed unreliable, each Portfolio will determine a fair value for the relevant asset in accordance with procedures adopted by the Portfolios’ Board. Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data; (c) Securities traded in the over-the-counter (“OTC”) market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by the central counterparty clearinghouse; (f) OTC swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency exchange contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and each Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service; and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.
The prospectuses of the open-end registered investment companies in which each Portfolio may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.
Foreign securities’ (including forward foreign currency exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.
All other assets for which market quotations are not readily available or became unreliable (or if the above fair

61

NOTES TO FINANCIAL STATEMENTS as of December 31, 2017 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Portfolios’ valuation procedures; a “Pricing Committee” comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Portfolios. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine each Portfolio’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in each Portfolio.
Each investment asset or liability of the Portfolios is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant unobservable inputs, including the Sub-Adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. The Portfolios classify each of their investments in the Underlying Funds as Level 1, without consideration as to the classification level of the specific investments held by the Underlying Funds. A table summarizing each Portfolio’s investments under these levels of classification is included following the Portfolio of Investments.
GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The beginning of period timing recognition is used for the transfers between levels of a Portfolio’s assets and liabilities. A reconciliation of Level 3 investments is presented only when a Portfolio has a significant amount of Level 3 investments.
B. Securities Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as income distributions in the Statements of Operations. Capital gain distributions received from the Underlying Funds are recognized on the ex-dividend date and are recorded on the Statements of Operations as such. Realized gains and losses are reported on the basis of identified cost of securities sold.
C. Distributions to Shareholders. The Portfolios record distributions to their shareholders on the ex-dividend date. Each Portfolio declares and pays dividends from net investment income and capital gain distributions, if any, annually. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP for investment companies.
D. Federal Income Taxes. It is the policy of each Portfolio to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Portfolios’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.
The Portfolios may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.
E. Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

62

NOTES TO FINANCIAL STATEMENTS as of December 31, 2017 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

F. Risk Exposures and the Use of Derivative Instruments. Each Portfolio’s investment strategies permit it to enter into various types of derivatives contracts, including, but not limited to, futures contracts. In doing so, a Portfolio will employ strategies in differing combinations to permit it to increase or decrease the level of risk, or change the level or types of exposure to risk factors. This may allow a Portfolio to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market or credit factors.
In pursuit of its investment objectives, a Portfolio may seek to increase or decrease its exposure to the following market or credit risk factors:
Equity Risk. Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to costs and impair the ability of a Portfolio to achieve its investment objectives.
Risks of Investing in Derivatives. Each Portfolio’s use of derivatives can result in losses due to unanticipated changes in the market or credit risk factors and the overall market. In instances where a Portfolio is using derivatives to decrease, or hedge, exposures to market or credit risk factors for securities held by a Portfolio, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by a Portfolio. Therefore, the purchase of certain derivatives may have an economic leveraging effect on a Portfolio and exaggerate any increase or decrease in the NAV. Derivatives may not perform as expected, so a Portfolio may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose a Portfolio to the risk of improper valuation.
Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. Investments in derivatives are generally negotiated OTC with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability or willingness to perform its obligations; any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause a Portfolio to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or at an unanticipated price. A manager might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains.
The U.S. government has enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. The European Union is (and other countries outside of the European Union are) implementing similar requirements, which will affect a Portfolio when it enters into a derivatives transaction with a counterparty organized in that country or otherwise subject to that country’s derivatives regulations. Because these requirements are new and evolving (and some of the rules are not yet final), their ultimate impact remains unclear. Central clearing is expected to reduce counterparty risk and increase liquidity, however, there is no assurance that it will achieve that result, and in the meantime, central clearing and related requirements expose a Portfolio to new kinds of costs and risks.
G. Futures Contracts. Certain Portfolios may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. A Portfolio may buy and sell futures contracts. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing

63

NOTES TO FINANCIAL STATEMENTS as of December 31, 2017 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when each Portfolio’s assets are valued.
Upon entering into a futures contract, a Portfolio is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by a Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. Open futures contracts are reported on a table following each Portfolio’s Portfolio of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts, if any, are footnoted in the Portfolio of Investments. Cash collateral held by the broker to cover initial margin requirements on open futures contracts are noted in the Statements of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statements of Operations. Realized gains (losses) are reported in the Statements of Operations at the closing or expiration of futures contracts.
Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the year ended December 31, 2017, certain Portfolios had purchased futures contracts on various equity indices to “equitize” cash. Futures contracts are purchased to provide immediate market exposure proportionate to the size of the Portfolio’s respective cash flows and residual cash balances in order to decrease potential tracking error if the cash remained uninvested in the market. Certain Portfolios also purchased and sold futures contracts on equity indices as part of their tactical asset allocation strategy. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where the Portfolios are unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Portfolios’ securities. With futures, there is minimal counterparty credit risk to the Portfolios since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.
During the year ended December 31, 2017, the following Portfolios had average notional values on futures contracts purchased and sold as of December 31, 2017. Please refer to the tables following each respective Portfolio of Investments for open futures contracts purchased and sold for Solution Balanced, Solution Income, Solution
Moderately Aggressive, Solution Moderately Conservative, Solution 2025, Solution 2035, Solution 2045 and Solution 2055. There were no open futures contracts purchased or sold for the remaining Portfolios during the year ended December 31, 2017.
	Purchased	Sold
Solution Balanced	$1,116,631	$1,158,061
Solution Income	9,125,286	9,182,594
Solution Moderately Aggressive	14,262,888	14,297,599
Solution Moderately Conservative	682,489	601,395
Solution 2025	18,414,787	18,556,381
Solution 2035	18,185,174	18,240,036
Solution 2045	13,401,332	13,458,809
Solution 2055	3,375,469	3,414,461
H. Indemnifications. In the normal course of business, the Company may enter into contracts that provide certain indemnifications. The Company’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.
NOTE 3 — INVESTMENTS IN UNDERLYING FUNDS
For the year ended December 31, 2017, the cost of purchases and the proceeds from sales of the Underlying Funds were as follows:
	Purchases	Sales
Solution Aggressive	$9,739,455	$5,618,322
Solution Balanced	32,578,425	26,296,557
Solution Conservative	10,412,259	10,931,155
Solution Income	165,563,552	251,177,861
Solution Moderately Aggressive	219,654,894	308,991,332
Solution Moderately Conservative	15,607,042	22,391,968
Solution 2020	28,443,322	20,102,526
Solution 2025	422,882,061	514,660,897
Solution 2030	27,664,330	14,623,093
Solution 2035	316,600,784	387,703,485
Solution 2040	22,597,714	13,176,165
Solution 2045	243,936,786	288,564,176
Solution 2050	14,824,477	6,378,480
Solution 2055	75,101,138	63,952,768
Solution 2060	8,169,630	3,689,169
NOTE 4 — INVESTMENT MANAGEMENT FEES
The Portfolios have entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Portfolios. The Investment Adviser oversees all investment management and portfolio management services for the Portfolios and assists in managing and supervising all aspects of the general day-to-day business activities and operations of

64

NOTES TO FINANCIAL STATEMENTS as of December 31, 2017 (continued)

NOTE 4 — INVESTMENT MANAGEMENT FEES (continued)

the Portfolios, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. This Management Agreement compensates the Investment Adviser with a management fee, computed daily and payable monthly, based on the average daily net assets of each Portfolio, at the following annual rates: 0.20% of each Portfolio’s average daily nets assets invested in affiliated Underlying Funds and 0.40% of each Portfolio’s average daily net assets invested in unaffiliated Underlying Funds and/or other direct investments.
The Investment Adviser has entered into a sub-advisory agreement with Voya IM. Voya IM provides investment advice for the Portfolios and is paid by the Investment Adviser based on the average daily net assets of each respective Portfolio. Subject to such policies as the Board or the Investment Adviser may determine, Voya IM manages the Portfolios’ assets in accordance with the Portfolios’ investment objectives, policies, and limitations.
NOTE 5 — DISTRIBUTION AND SERVICE FEES
Classes ADV, S2 and T of the respective Portfolios have a plan of distribution (each a “Plan” and collectively, the “Plans”), whereby the Distributor is reimbursed or compensated by the Portfolios for expenses incurred in the distribution of each Portfolio’s shares (“Distribution Fees”). The Distributor may pay, on behalf of each Portfolio, out of its distribution fee, compensation to certain financial institutions for providing distribution assistance pursuant to a Distribution Services Agreement. Under the Plans, each Portfolio makes payments to the Distributor at an annual rate of 0.25% of each Portfolio’s average daily net assets attributable to its Class ADV shares and each Portfolio makes payments to the Distributor at an annual rate of 0.15% and 0.45% of each Portfolio’s average daily net assets attributable to its Class S2 and Class T shares, respectively.
The Company has a shareholder servicing plan (“Service Plan”) for the Classes ADV, S, S2 and T shares of each respective Portfolio. The Service Plan allows the Distributor to enter into shareholder servicing agreements with insurance companies, broker dealers or other financial intermediaries that provide administrative services related to Classes ADV, S, S2 and T shares and their shareholders including Variable Contract owners or Qualified Plan participants with interests in the Portfolios. Under the Service Plan, each Portfolio makes payments to the Distributor which shall not exceed an annual rate of 0.25% of each applicable Portfolio’s average daily net assets attributable to its Classes ADV, S, S2 and T shares.
NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES
At December 31, 2017, the following direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc. owned more than 5% of the following Portfolios:
Subsidiary	Portfolio	Percentage
Voya Institutional Trust Company	Solution Aggressive	5.25%
	Solution Balanced	7.91
	Solution Income	38.58
	Solution 2020	19.34
	Solution 2025	34.76
	Solution 2030	22.03
	Solution 2035	34.17
	Solution 2040	18.29
	Solution 2045	33.20
	Solution 2050	18.73
	Solution 2055	36.43
	Solution 2060	16.69
Voya Insurance and Annuity Company	Solution Moderately Aggressive	91.02
Voya Retirement Insurance and Annuity Company	Solution Aggressive	94.68
	Solution Balanced	92.09
	Solution Conservative	95.61
	Solution Income	55.86
	Solution Moderately Conservative	99.81
	Solution 2020	80.64
	Solution 2025	62.36
	Solution 2030	77.68
	Solution 2035	63.93
	Solution 2040	81.68
	Solution 2045	65.26
	Solution 2050	81.24
	Solution 2055	63.51
	Solution 2060	83.26
Under the 1940 Act, the direct or indirect beneficial owner of more than 25% of the voting securities of a company (including a fund) is presumed to control such company. Companies under common control (e.g., companies with a common owner of greater than 25% of their respective voting securities) are affiliates under the 1940 Act.
The Portfolios have adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent directors, as described in the DC Plan, to defer the receipt of all or a portion of the directors’ fees that they are entitled to receive from the Portfolios. For purposes of determining the amount owed to the director under the DC Plan, the amounts deferred are invested in shares of the funds selected by the director (the “Notional Funds”). The Portfolios purchase shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the directors’ deferred fees, resulting in a Portfolio asset equal to the deferred compensation liability. Such assets, if applicable, are included as a component of

65

NOTES TO FINANCIAL STATEMENTS as of December 31, 2017 (continued)

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (continued)

“Other assets” on the accompanying Statements of Assets and Liabilities. Deferral of directors’ fees under the DC Plan will not affect net assets of the Portfolio, and will not materially affect the Portfolios’ assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.
NOTE 7 — OTHER ACCRUED EXPENSES AND LIABILITIES
At December 31, 2017, the following Portfolio has the below payable included in Other Accrued Expenses and Liabilities on the Statements of Assets and Liabilities that exceeded 5% of total liabilities:
Portfolio	Accrued Expenses	Amount
Solution Moderately Conservative	Custody	$2,856
	Postage	6,968
	Miscellaneous	4,398
NOTE 8 — EXPENSE LIMITATION AGREEMENT
The Investment Adviser has entered into a written expense limitation agreement (“Expense Limitation Agreement”) with each Portfolio whereby the Investment Adviser has agreed to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses, and extraordinary expenses to the levels listed below:
Portfolio(1)	Class ADV	Class I	Class R6	Class S	Class S2	Class T
Solution Aggressive	1.39%	0.89%	0.89%	1.14%	1.29%	N/A
Solution Balanced	1.30%	0.80%	0.80%	1.05%	1.20%	N/A
Solution Conservative	1.16%	0.66%	0.66%	0.91%	1.06%	N/A
Solution Income	1.18%	0.68%	N/A	0.93%	1.08%	1.38%
Solution Moderately Aggressive	1.38%	0.88%	0.88%	1.13%	1.28%	N/A
Solution Moderately Conservative	1.24%	0.74%	0.74%	0.99%	1.14%	N/A
Solution 2020	1.22%	0.72%	N/A	0.97%	1.12%	1.42%
Solution 2025	1.28%	0.78%	N/A	1.03%	1.18%	1.48%
Solution 2030	1.29%	0.79%	N/A	1.04%	1.19%	1.49%
Solution 2035	1.33%	0.83%	N/A	1.08%	1.23%	1.53%
Solution 2040	1.33%	0.83%	N/A	1.08%	1.23%	1.53%
Solution 2045	1.36%	0.86%	N/A	1.11%	1.26%	1.56%
Solution 2050	1.36%	0.86%	N/A	1.11%	1.26%	1.56%
Solution 2055	1.36%	0.86%	N/A	1.11%	1.26%	1.56%
Solution 2060	1.37%	0.87%	N/A	1.12%	1.27%	1.57%

(1)
The operating expense limits take into account the operating expenses incurred at the Underlying Fund level. The amount of fees and expenses of an Underlying Fund borne by each Portfolio will vary based on each Portfolio’s allocation of assets to, and the net expenses of, a particular Underlying Fund.

The Investment Adviser may at a later date recoup from a Portfolio for fees waived and/or other expenses reimbursed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Portfolio’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities.
As of December 31, 2017 the amounts of waived and/or reimbursed fees that are subject to possible recoupment by the Investment Adviser and the related expiration dates are as follows:
	December 31,
	2018	2019	2020	Total
Solution Aggressive	$12,690	$22,989	$25,978	$61,657
Solution Balanced	63,484	66,469	66,438	196,391
Solution Conservative	37,813	36,857	38,432	113,102
Solution Income	340,447	677,513	633,760	1,651,720
Solution Moderately Aggressive	141,031	349,713	288,587	779,331
Solution Moderately Conservative	51,944	59,855	58,784	170,583
Solution 2020	19,318	34,629	55,984	109,931
Solution 2025	967,252	935,785	742,094	2,645,131
Solution 2030	17,601	26,854	43,272	87,727
Solution 2035	727,201	721,028	806,282	2,254,511
Solution 2040	16,747	26,861	44,017	87,625
Solution 2045	378,863	412,613	513,695	1,305,171
Solution 2050	16,251	23,295	34,275	73,821
Solution 2055	72,976	92,164	160,115	325,255
Solution 2060	29,374	22,828	24,261	76,463
The Expense Limitation Agreement is contractual through May 1, 2018 for all Portfolios and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.
NOTE 9 — LINE OF CREDIT
Effective May 19, 2017, each Portfolio, in addition to certain other funds managed by the Investment Adviser, has entered into a 364-day unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of  $400,000,000 through May 18, 2018. The proceeds may be used only to finance temporarily: (1) the purchase or sale of investment securities; or (2) the repurchase or redemption of shares of a Portfolio or certain other funds managed by the Investment Adviser. The funds to which the line of credit is available pay a commitment fee equal to

66

NOTES TO FINANCIAL STATEMENTS as of December 31, 2017 (continued)

0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.
Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.
The following Portfolios utilized the line of credit during the year ended December 31, 2017:
Portfolio	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
Solution 2025	2	$551,000	1.91%
Solution 2035	2	488,000	1.91
Solution 2045	1	500,000	2.16

NOTE 10 — CAPITAL SHARES
Transactions in capital shares and dollars were as follows:
	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Solution Aggressive
Class ADV
12/31/2017	70,549	—	3,927	(41,100)	33,376	882,139	—	49,395	(501,964)	429,570
12/31/2016	71,088	—	13,350	(72,164)	12,274	790,135	—	146,983	(806,792)	130,326
Class I
12/31/2017	36,932	—	555	(27,707)	9,780	493,068	—	7,113	(375,556)	124,625
12/31/2016	10,057	—	912	(547)	10,422	113,995	—	10,222	(6,309)	117,908
Class R6
12/31/2017	311,284	—	5,395	(11,459)	305,220	3,996,774	—	69,168	(144,648)	3,921,294
5/2/2016(1) - 12/31/2016	58,522	—	373	(1,919)	56,976	678,814	—	4,183	(21,908)	661,089
Class S
12/31/2017	113,053	—	6,345	(151,055)	(31,657)	1,396,502	—	80,515	(1,894,241)	(417,224)
12/31/2016	157,521	—	20,859	(43,665)	134,715	1,772,910	—	231,533	(492,326)	1,512,117
Class S2
12/31/2017	20,260	—	848	(8,046)	13,062	251,352	—	10,637	(98,628)	163,361
12/31/2016	24,769	—	1,605	(3,928)	22,446	274,283	—	17,631	(43,834)	248,080
Solution Balanced
Class ADV
12/31/2017	213,164	—	54,656	(391,211)	(123,391)	2,056,748	—	523,604	(3,737,707)	(1,157,355)
12/31/2016	191,318	—	206,691	(1,058,045)	(660,036)	1,755,767	—	1,839,547	(9,847,737)	(6,252,423)
Class I
12/31/2017	260,084	—	14,621	(49,453)	225,252	2,625,214	—	145,042	(501,667)	2,268,589
12/31/2016	217,306	—	924	(1,608)	216,622	2,020,929	—	8,507	(15,058)	2,014,378
Class R6
12/31/2017	1,048,618	—	28,266	(76,203)	1,000,681	10,487,577	—	280,397	(769,000)	9,998,974
5/2/2016(1) - 12/31/2016	258,700	—	8,141	(10,066)	256,775	2,459,665	—	74,982	(92,951)	2,441,696
Class S
12/31/2017	283,709	—	76,350	(777,289)	(417,230)	2,761,287	—	740,591	(7,515,852)	(4,013,974)
12/31/2016	784,782	—	227,954	(622,570)	390,166	7,217,170	—	2,053,866	(5,826,050)	3,444,986
Class S2
12/31/2017	49,066	—	5,946	(39,912)	15,100	477,698	—	57,444	(383,576)	151,566
12/31/2016	141,831	—	5,386	(26,090)	121,127	1,288,802	—	48,473	(241,690)	1,095,585
Solution Conservative
Class ADV
12/31/2017	131,986	—	20,445	(189,309)	(36,878)	1,436,079	—	221,013	(2,049,592)	(392,500)
12/31/2016	110,109	—	33,749	(162,455)	(18,597)	1,177,944	—	356,731	(1,740,892)	(206,217)
Class I
12/31/2017	12,492	—	217	(14,794)	(2,085)	138,943	—	2,371	(164,720)	(23,406)
12/31/2016	9,326	—	103	(519)	8,910	100,105	—	1,096	(5,592)	95,609
Class R6
12/31/2017	243,826	—	5,991	(9,826)	239,991	2,691,034	—	65,547	(108,214)	2,648,367
5/2/2016(1) - 12/31/2016	65,603	—	1,537	(289)	66,851	718,269	—	16,423	(3,103)	731,589
67

NOTES TO FINANCIAL STATEMENTS as of December 31, 2017 (continued)

NOTE 10 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Solution Conservative (continued)
Class S
12/31/2017	74,983	—	12,234	(337,198)	(249,981)	817,743	—	132,986	(3,689,749)	(2,739,020)
12/31/2016	191,001	—	27,271	(133,859)	84,413	2,045,268	—	289,618	(1,435,029)	899,857
Class S2
12/31/2017	20,239	—	1,573	(12,058)	9,754	219,057	—	16,974	(131,456)	104,575
12/31/2016	20,580	—	1,923	(8,826)	13,677	218,102	—	20,300	(92,991)	145,411
Solution Income
Class ADV
12/31/2017	684,874	—	378,493	(4,082,575)	(3,019,208)	7,890,664	—	4,352,673	(46,973,035)	(34,729,698)
12/31/2016	838,417	—	425,305	(5,679,960)	(4,416,238)	9,245,175	—	4,742,151	(62,563,950)	(48,576,624)
Class I
12/31/2017	972,564	—	210,030	(1,344,676)	(162,082)	11,483,747	—	2,469,954	(15,929,389)	(1,975,688)
12/31/2016	1,339,227	—	201,617	(3,137,728)	(1,596,884)	15,151,519	—	2,296,413	(35,447,069)	(17,999,137)
Class S
12/31/2017	476,825	—	361,452	(4,456,256)	(3,617,979)	5,587,254	—	4,218,149	(52,216,060)	(42,410,657)
12/31/2016	553,161	—	397,199	(4,849,656)	(3,899,296)	6,191,680	—	4,488,343	(54,175,988)	(43,495,965)
Class S2
12/31/2017	84,331	—	21,371	(353,977)	(248,275)	964,888	—	243,203	(4,044,357)	(2,836,266)
12/31/2016	155,769	—	26,662	(549,167)	(366,736)	1,700,861	—	293,819	(6,019,372)	(4,024,692)
Class T
12/31/2017	654	—	229	(734)	149	8,060	—	2,808	(8,974)	1,894
12/31/2016	7,841	—	181	(62,146)	(54,124)	91,198	—	2,132	(719,828)	(626,498)
Solution Moderately Aggressive
Class ADV
12/31/2017	291,030	—	47,573	(408,252)	(69,649)	3,643,839	—	597,996	(5,109,635)	(867,800)
12/31/2016	313,018	—	53,590	(1,041,492)	(674,884)	3,517,103	—	608,784	(11,697,103)	(7,571,216)
Class I
12/31/2017	121,084	—	10,952	(53,924)	78,112	1,581,007	—	140,076	(711,450)	1,009,633
12/31/2016	56,764	—	10,035	(53,317)	13,482	650,676	—	115,903	(607,100)	159,479
Class R6
12/31/2017	524,385	—	9,690	(40,049)	494,026	6,672,950	—	123,843	(511,598)	6,285,195
5/2/2016(1) - 12/31/2016	111,329	—	263	(2,731)	108,861	1,306,234	—	3,040	(31,825)	1,277,449
Class S
12/31/2017	426,945	—	1,318,779	(8,595,557)	(6,849,833)	5,365,781	—	16,695,746	(108,801,058)	(86,739,531)
12/31/2016	496,010	—	1,631,794	(9,052,219)	(6,924,415)	5,592,080	—	18,667,727	(102,367,614)	(78,107,807)
Class S2
12/31/2017	32,201	—	3,032	(6,133)	29,100	405,490	—	38,327	(78,795)	365,022
12/31/2016	30,115	—	2,076	(27,362)	4,829	339,555	—	23,749	(307,295)	56,009
Solution Moderately Conservative
Class ADV
12/31/2017	162,327	—	20,316	(528,478)	(345,835)	1,566,854	—	196,049	(5,031,935)	(3,269,032)
12/31/2016	314,962	—	120,417	(1,288,116)	(852,737)	2,958,639	—	1,103,021	(12,347,311)	(8,285,651)
Class I
12/31/2017	2,567	—	63	(3,474)	(844)	26,570	—	636	(35,731)	(8,525)
12/31/2016	270	—	348	(798)	(180)	2,671	—	3,328	(7,713)	(1,714)
Class R6
12/31/2017	182,228	—	3,035	(7,090)	178,173	1,833,857	—	30,444	(71,677)	1,792,624
5/2/2016(1) - 12/31/2016	29,923	—	67	(195)	29,795	287,964	—	640	(1,877)	286,727
Class S
12/31/2017	244,517	—	45,328	(821,170)	(531,325)	2,407,463	—	445,570	(8,121,600)	(5,268,567)
12/31/2016	267,868	—	185,343	(303,784)	149,427	2,577,222	—	1,732,956	(2,950,942)	1,359,236
Class S2
12/31/2017	18,817	—	2,089	(10,029)	10,877	183,628	—	20,307	(99,579)	104,356
12/31/2016	21,737	—	7,101	(16,349)	12,489	209,936	—	65,756	(156,976)	118,716
Solution 2020
Class ADV
12/31/2017	639,343	—	31,214	(322,318)	348,239	8,161,610	—	396,415	(4,125,782)	4,432,243
12/31/2016	801,007	—	5,784	(297,458)	509,333	9,402,802	—	69,636	(3,551,098)	5,921,340
Class I
12/31/2017	259,146	—	19,564	(239,902)	38,808	3,330,586	—	253,164	(3,128,692)	455,058
12/31/2016	572,827	—	2,999	(243,036)	332,790	6,912,370	—	36,706	(2,901,732)	4,047,344
68

NOTES TO FINANCIAL STATEMENTS as of December 31, 2017 (continued)

NOTE 10 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Solution 2020 (continued)
Class S
12/31/2017	432,943	—	19,263	(192,256)	259,950	5,637,344	—	248,497	(2,485,606)	3,400,235
12/31/2016	368,264	—	4,111	(198,513)	173,862	4,408,326	—	50,198	(2,389,852)	2,068,672
Class S2
12/31/2017	50,917	—	646	(14,084)	37,479	660,922	—	8,255	(183,206)	485,971
12/31/2016	37,380	—	137	(49,568)	(12,051)	451,006	—	1,653	(587,326)	(134,667)
Class T
12/31/2017	215	—	13	(5)	223	2,776	—	160	(60)	2,876
12/31/2016	317	—	1	(2)	316	3,731	—	10	(21)	3,720
Solution 2025
Class ADV
12/31/2017	1,776,381	—	1,189,175	(5,727,557)	(2,762,001)	19,975,178	—	13,271,197	(64,495,016)	(31,248,641)
12/31/2016	1,472,139	—	3,007,965	(8,095,747)	(3,615,643)	16,021,320	—	31,643,796	(87,844,343)	(40,179,227)
Class I
12/31/2017	3,825,273	—	965,881	(2,317,907)	2,473,247	44,273,044	—	11,049,676	(26,891,127)	28,431,593
12/31/2016	3,616,536	—	2,001,405	(5,789,001)	(171,060)	40,352,865	—	21,555,129	(63,717,960)	(1,809,966)
Class S
12/31/2017	1,419,950	—	1,480,907	(7,466,931)	(4,566,074)	16,260,819	—	16,763,871	(85,534,946)	(52,510,256)
12/31/2016	1,675,948	—	3,596,880	(7,440,994)	(2,168,166)	18,501,186	—	38,342,742	(82,053,585)	(25,209,657)
Class S2
12/31/2017	187,371	—	80,427	(931,312)	(663,514)	2,085,637	—	884,699	(10,402,544)	(7,432,208)
12/31/2016	274,563	—	248,527	(904,887)	(381,797)	2,959,702	—	2,577,222	(9,685,304)	(4,148,380)
Class T
12/31/2017	4,239	—	2,633	(12,325)	(5,453)	50,842	—	30,671	(144,987)	(63,474)
12/31/2016	2,735	—	6,895	(9,228)	402	30,432	—	75,567	(105,146)	853
Solution 2030
Class ADV
12/31/2017	577,415	—	17,436	(218,741)	376,110	8,654,852	—	262,588	(3,278,742)	5,638,698
12/31/2016	442,625	—	2,868	(88,794)	356,699	5,898,535	—	39,204	(1,206,550)	4,731,189
Class I
12/31/2017	353,934	—	10,136	(64,992)	299,078	5,417,548	—	156,095	(996,430)	4,577,213
12/31/2016	263,076	—	918	(99,835)	164,159	3,633,035	—	12,801	(1,361,694)	2,284,142
Class S
12/31/2017	365,883	—	10,531	(191,459)	184,955	5,597,191	—	161,549	(2,974,531)	2,784,209
12/31/2016	301,171	—	1,831	(74,932)	228,070	4,131,153	—	25,458	(1,036,181)	3,120,430
Class S2
12/31/2017	58,446	—	474	(40,580)	18,340	871,998	—	7,188	(605,778)	273,408
12/31/2016	36,147	—	234	(21,246)	15,135	493,775	—	3,207	(293,936)	203,046
Class T
12/31/2017	156	—	10	(10)	156	2,415	—	151	(147)	2,419
12/31/2016	475	—	—*	(4)	471	6,327	—	8	(51)	6,284
Solution 2035
Class ADV
12/31/2017	1,318,385	—	899,368	(4,916,043)	(2,698,290)	15,196,026	—	10,342,734	(56,561,388)	(31,022,628)
12/31/2016	1,664,992	—	2,799,870	(6,879,600)	(2,414,738)	18,108,474	—	29,342,636	(74,747,008)	(27,295,898)
Class I
12/31/2017	3,453,853	—	927,026	(1,749,649)	2,631,230	40,906,412	—	10,920,365	(20,889,385)	30,937,392
12/31/2016	3,627,460	—	2,272,327	(5,588,967)	310,820	40,334,615	—	24,382,074	(61,733,997)	2,982,692
Class S
12/31/2017	1,780,894	—	1,258,081	(6,525,031)	(3,486,056)	20,884,733	—	14,669,220	(76,020,373)	(40,466,420)
12/31/2016	2,135,744	—	3,601,356	(6,188,718)	(451,618)	23,469,030	—	38,282,413	(68,348,830)	(6,597,387)
Class S2
12/31/2017	239,075	—	74,330	(702,456)	(389,051)	2,718,615	—	836,208	(7,971,707)	(4,416,884)
12/31/2016	274,981	—	234,621	(538,586)	(28,984)	2,929,101	—	2,407,216	(5,690,669)	(354,352)
Class T
12/31/2017	3,605	—	2,100	(7,030)	(1,325)	43,817	—	25,192	(89,179)	(20,170)
12/31/2016	3,580	—	5,302	(28,951)	(20,069)	39,813	—	57,898	(335,241)	(237,530)
Solution 2040
Class ADV
12/31/2017	336,474	—	10,641	(175,506)	171,609	5,328,978	—	170,047	(2,829,354)	2,669,671
12/31/2016	312,727	—	3,752	(141,023)	175,456	4,342,825	—	53,242	(1,982,272)	2,413,795
69

NOTES TO FINANCIAL STATEMENTS as of December 31, 2017 (continued)

NOTE 10 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Solution 2040 (continued)
Class I
12/31/2017	347,672	—	9,225	(108,903)	247,994	5,520,587	—	150,736	(1,752,433)	3,918,890
12/31/2016	183,107	—	1,494	(24,919)	159,682	2,608,905	—	21,611	(363,209)	2,267,307
Class S
12/31/2017	361,532	—	8,912	(201,286)	169,158	5,704,597	—	144,738	(3,264,564)	2,584,771
12/31/2016	213,730	—	2,244	(41,758)	174,216	3,024,568	—	32,309	(592,676)	2,464,201
Class S2
12/31/2017	34,887	—	778	(6,193)	29,472	562,954	—	12,471	(99,361)	476,064
12/31/2016	24,827	—	159	(13,178)	11,808	345,812	—	2,272	(188,319)	159,765
Class T
12/31/2017	331	—	13	(9)	335	5,388	—	207	(154)	5,441
12/31/2016	498	—	2	(6)	494	6,888	—	30	(93)	6,825
Solution 2045
Class ADV
12/31/2017	1,148,545	—	541,031	(3,962,418)	(2,272,842)	13,187,351	—	6,243,500	(45,636,936)	(26,206,085)
12/31/2016	1,279,189	—	1,838,736	(4,217,207)	(1,099,282)	13,744,459	—	19,067,689	(45,138,333)	(12,326,185)
Class I
12/31/2017	3,343,846	—	703,860	(1,311,150)	2,736,556	39,726,370	—	8,340,738	(15,678,311)	32,388,797
12/31/2016	3,458,160	—	1,812,567	(4,371,118)	899,609	37,965,364	—	19,267,588	(47,840,957)	9,391,995
Class S
12/31/2017	1,531,641	—	824,098	(4,770,307)	(2,414,568)	17,937,145	—	9,641,941	(55,598,747)	(28,019,661)
12/31/2016	1,842,368	—	2,569,842	(4,486,162)	(73,952)	19,982,189	—	26,983,344	(48,706,800)	(1,741,267)
Class S2
12/31/2017	146,757	—	41,997	(587,995)	(399,241)	1,670,246	—	478,768	(6,863,864)	(4,714,850)
12/31/2016	237,021	—	139,842	(383,030)	(6,167)	2,524,988	—	1,433,379	(4,045,609)	(87,242)
Class T
12/31/2017	3,030	—	1,374	(2,766)	1,638	36,314	—	16,349	(34,858)	17,805
12/31/2016	4,049	—	3,629	(3,827)	3,851	43,683	—	38,795	(42,747)	39,731
Solution 2050
Class ADV
12/31/2017	264,981	—	6,506	(87,124)	184,363	4,224,246	—	104,813	(1,397,537)	2,931,522
12/31/2016	195,180	—	1,949	(47,816)	149,313	2,707,059	—	27,679	(664,751)	2,069,987
Class I
12/31/2017	258,937	—	5,487	(41,352)	223,072	4,231,596	—	90,649	(691,523)	3,630,722
12/31/2016	112,886	—	791	(43,767)	69,910	1,609,179	—	11,478	(627,537)	993,120
Class S
12/31/2017	188,908	—	4,160	(77,130)	115,938	3,080,202	—	68,182	(1,274,572)	1,873,812
12/31/2016	148,122	—	1,060	(36,987)	112,195	2,095,615	—	15,296	(530,087)	1,580,824
Class S2
12/31/2017	12,224	—	306	(4,519)	8,011	198,794	—	4,960	(74,353)	129,401
12/31/2016	12,196	—	79	(3,206)	9,069	166,511	—	1,128	(45,435)	122,204
Class T
12/31/2017	518	—	6	(10)	514	8,562	—	98	(155)	8,505
12/31/2016	359	—	1	(3)	357	4,911	—	15	(47)	4,879
Solution 2055
Class ADV
12/31/2017	655,026	—	92,468	(965,030)	(217,536)	8,716,067	—	1,246,472	(12,864,981)	(2,902,442)
12/31/2016	780,954	—	267,961	(897,478)	151,437	9,513,310	—	3,207,494	(11,004,737)	1,716,067
Class I
12/31/2017	1,701,510	—	141,828	(403,399)	1,439,939	23,353,725	—	1,945,879	(5,572,271)	19,727,333
12/31/2016	1,528,510	—	288,686	(1,136,841)	680,355	18,921,397	—	3,513,311	(14,137,682)	8,297,026
Class S
12/31/2017	797,872	—	116,435	(1,076,062)	(161,755)	10,767,683	—	1,581,186	(14,390,753)	(2,041,884)
12/31/2016	955,451	—	318,325	(845,974)	427,802	11,722,491	—	3,835,816	(10,363,508)	5,194,799
Class S2
12/31/2017	92,134	—	6,862	(118,763)	(19,767)	1,245,259	—	92,706	(1,627,487)	(289,522)
12/31/2016	96,308	—	20,626	(113,535)	3,399	1,175,038	—	247,508	(1,384,825)	37,721
Class T
12/31/2017	328	—	51	(230)	149	4,593	—	702	(3,116)	2,179
12/31/2016	1,200	—	99	(23)	1,276	14,505	—	1,208	(279)	15,434
70

NOTES TO FINANCIAL STATEMENTS as of December 31, 2017 (continued)

NOTE 10 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Solution 2060
Class ADV
12/31/2017	202,745	—	3,872	(82,080)	124,537	2,333,115	—	44,610	(927,573)	1,450,152
12/31/2016	134,992	—	833	(21,262)	114,563	1,351,166	—	8,455	(215,748)	1,143,873
Class I
12/31/2017	142,758	—	2,787	(30,905)	114,640	1,643,865	—	32,383	(356,198)	1,320,050
12/31/2016	86,877	—	617	(61,632)	25,862	857,791	—	6,292	(629,232)	234,851
Class S
12/31/2017	220,422	—	4,659	(77,534)	147,547	2,498,807	—	53,670	(908,917)	1,643,560
12/31/2016	79,155	—	456	(13,566)	66,045	788,824	—	4,628	(136,276)	657,176
Class S2
12/31/2017	16,697	—	181	(5,390)	11,488	192,176	—	2,093	(62,345)	131,924
12/31/2016	4,970	—	44	(4,560)	454	49,211	—	448	(46,071)	3,588
Class T
12/31/2017	—	—	5	(1)	4	(1)	—	62	(11)	50
12/31/2016	—	—	3	—	3	—	—	27	—	27

(1)
Commencement of operations

*
Share amount is less than 0.500 per share or $0.50.

NOTE 11 — FEDERAL INCOME TAXES
The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.
The following permanent tax differences have been reclassified as of December 31, 2017:
	Undistributed Net Investment Income	Accumulated Net Realized Gains/(Losses)
Solution Aggressive	$44,319	$(44,319)
Solution Balanced	160,159	(160,159)
Solution Conservative	8,454	(8,454)
Solution Income	969,825	(969,825)
Solution Moderately Aggressive	2,457,310	(2,457,310)
Solution Moderately Conservative	57,188	(57,188)
Solution 2020	76,652	(76,652)
Solution 2025	2,532,084	(2,532,084)
Solution 2030	94,652	(94,652)
Solution 2035	3,075,290	(3,075,290)
Solution 2040	77,026	(77,026)
	Undistributed Net Investment Income	Accumulated Net Realized Gains/(Losses)
Solution 2045	2,230,707	(2,230,707)
Solution 2050	48,181	(48,181)
Solution 2055	552,460	(552,460)
Solution 2060	22,921	(22,921)
Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.
The tax composition of dividends and distributions to shareholders was as follows:
	Year Ended December 31, 2017		Year Ended December 31, 2016
	Ordinary Income	Long-term Capital Gains	Ordinary Income	Long-term Capital Gains
Solution Aggressive	$66,192	$150,636	$79,752	$330,801
Solution Balanced	811,490	935,588	970,476	3,054,899
Solution Conservative	341,352	97,539	304,770	379,565
Solution Income	9,886,199	1,400,588	5,721,757	6,101,101
Solution Moderately Aggressive	9,748,419	7,847,569	8,503,212	10,915,991
Solution Moderately Conservative	693,006	—	808,032	2,097,669
Solution 2020	482,935	423,673	81,257	76,964
Solution 2025	17,212,488	24,787,626	19,436,362	74,758,095
Solution 2030	281,217	306,452	39,434	41,295
Solution 2035	13,810,357	22,983,362	18,503,313	75,968,924
Solution 2040	199,452	278,849	39,261	70,306
Solution 2045	7,145,424	17,575,872	10,377,141	56,413,654
Solution 2050	109,808	158,978	19,203	36,477
Solution 2055	1,562,373	3,304,572	1,888,143	8,917,193
Solution 2060	62,957	69,861	11,188	8,662

71

NOTES TO FINANCIAL STATEMENTS as of December 31, 2017 (continued)

NOTE 11 — FEDERAL INCOME TAXES (continued)

The tax-basis components of distributable earnings as of December 31, 2017 were:
	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Unrealized Appreciation/ (Depreciation)
Solution Aggressive	$232,781	$563,780	$862,503
Solution Balanced	1,351,294	1,695,380	2,421,477
Solution Conservative	476,385	128,015	(166,663)
Solution Income	13,577,150	5,253,969	868,551
Solution Moderately Aggressive	15,279,431	26,499,346	45,985,408
Solution Moderately Conservative	832,143	513,211	228,078
Solution 2020	1,034,363	1,129,773	1,018,693
Solution 2025	21,870,596	21,957,992	38,740,692
Solution 2030	1,019,540	1,105,437	1,613,850
Solution 2035	18,155,622	32,577,350	67,423,013
Solution 2040	831,111	1,234,567	1,519,943
Solution 2045	13,092,109	28,338,008	59,378,951
Solution 2050	455,928	718,190	1,230,191
Solution 2055	2,967,614	6,008,509	15,097,536
Solution 2060	285,724	316,029	514,493
At December 31, 2017, the Portfolios did not have any capital loss carryovers for U.S. federal income tax purposes.
The Portfolios’ major tax jurisdictions are U.S. federal and Arizona state.
As of December 31, 2017, no provision for income tax is required in the Portfolios' financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Portfolios' federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. The earliest tax year that remains subject to examination by these jurisdictions is 2013.
NOTE 12 — SUBSEQUENT EVENTS
The Portfolios have evaluated events occurring after the Statements of Assets and Liabilities date (“subsequent events”), to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. No such subsequent events were identified.

72

PORTFOLIO OF INVESTMENTS
Voya Solution Aggressive Portfolio	as of December 31, 2017

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 6.3%
3,062	iShares MSCI EMU Index Fund	$132,830	1.0
2,731	iShares Russell 1000 Value Index Fund	339,573	2.4
6,885	WisdomTree Japan Hedged Equity Fund	408,486	2.9
	Total Exchange-Traded Funds (Cost $824,793)	880,889	6.3
MUTUAL FUNDS: 93.5%
	Affiliated Investment Companies: 92.5%
32,455	Voya Emerging Markets Index Portfolio - Class I	417,044	3.0
14,429	Voya Index Plus LargeCap Portfolio - Class I	420,037	3.0
27,159	Voya Intermediate Bond Fund - Class R6	274,577	2.0
26,554	Voya International Index Portfolio - Class I	285,186	2.1
67,227	Voya Large Cap Growth Portfolio - Class I	1,398,332	10.0
58,055	Voya Large Cap Value Fund - Class R6	773,295	5.6
47,838	Voya MidCap Opportunities Portfolio - Class I	696,517	5.0
46,916	Voya Multi-Manager Emerging Markets Equity Fund - Class I	627,741	4.5
140,034	Voya Multi-Manager International Equity Fund - Class I	1,728,023	12.3
71,933	Voya Multi-Manager International Factors Fund - Class I	763,207	5.5
75,121	Voya Multi-Manager Large Cap Core Portfolio - Class I	1,268,052	9.1
Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
	Affiliated Investment Companies (continued)
86,629	Voya Multi-Manager Mid Cap Value Fund - Class I	$1,031,753	7.4
9,822	Voya Russell™ Mid Cap Growth Index Portfolio - Class I	345,836	2.5
43,499	Voya Small Company Portfolio - Class I	957,412	6.9
31,210	Voya U.S. Stock Index Portfolio - Class I	489,683	3.5
11,181	VY® Clarion Global Real Estate Portfolio - Class I	139,646	1.0
3,625	VY® Clarion Real Estate Portfolio - Class I	136,892	1.0
34,592	VY® Invesco Comstock Portfolio - Class I	702,918	5.1
4,421	VY® T. Rowe Price Growth Equity Portfolio - Class I	412,015	3.0
		12,868,166	92.5
	Unaffiliated Investment Companies: 1.0%
26,414	Credit Suisse Commodity Return Strategy Fund - Class I	132,600	1.0
	Total Mutual Funds (Cost $11,877,124)	13,000,766	93.5
	Total Investments in Securities (Cost $12,701,917)	$13,881,655	99.8
	Assets in Excess of Other Liabilities	25,799	0.2
	Net Assets	$13,907,454	100.0

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2017 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2017
Asset Table
Investments, at fair value
Exchange-Traded Funds	$880,889	$—	$—	$880,889
Mutual Funds	13,000,766	—	—	13,000,766
Total Investments, at fair value	$13,881,655	$—	$—	$13,881,655

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements
73

PORTFOLIO OF INVESTMENTS
Voya Solution Aggressive Portfolio	as of December 31, 2017 (continued)

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the year ended December 31, 2017, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/16	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/17	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Index Portfolio - Class I	$154,390	$265,588	$(57,012)	$54,078	$417,044	$3,113	$6,728	$—
Voya Index Plus LargeCap Portfolio - Class I	233,563	188,037	(54,101)	52,538	420,037	4,598	8,715	5,268
Voya Intermediate Bond Fund - Class R6	154,647	156,687	(39,766)	3,009	274,577	6,743	(455)	—
Voya International Index Portfolio - Class I	157,616	435,418	(332,503)	24,655	285,186	9,259	28,859	—
Voya Large Cap Growth Portfolio - Class I	652,651	1,050,809	(483,396)	178,268	1,398,332	5,168	(8,680)	56,737
Voya Large Cap Value Fund - Class R6	449,784	566,958	(216,200)	(27,247)	773,295	11,670	31,833	60,360
Voya MidCap Opportunities Portfolio - Class I	421,480	345,771	(172,543)	101,809	696,517	698	(11,365)	29,547
Voya Multi-Manager Emerging Markets Equity Fund - Class I	230,418	422,513	(123,761)	98,571	627,741	8,457	44,304	—
Voya Multi-Manager International Equity Fund - Class I	741,845	1,012,228	(247,238)	221,188	1,728,023	28,734	5,691	8,933
Voya Multi-Manager Large Cap Core Portfolio - Class I	730,705	725,640	(306,025)	117,732	1,268,052	12,550	3,066	58,212
Voya Multi-Manager Mid Cap Value Fund - Class I	625,132	553,456	(207,581)	60,746	1,031,753	7,526	(7,360)	59,892
Voya Multi-Manager International Factors Fund - Class I	671,275	432,551	(425,565)	84,946	763,207	22,349	23,729	21,487
Voya Russell™ Mid Cap Growth Index Portfolio - Class I	191,617	152,798	(47,026)	48,447	345,836	2,226	7,949	—
Voya Small Company Portfolio - Class I	315,274	779,125	(139,588)	2,601	957,412	2,204	6,108	67,801
Voya U.S. Stock Index Portfolio - Class I	313,001	340,506	(195,692)	31,868	489,683	8,198	20,972	23,334
VY® Clarion Global Real Estate Portfolio - Class I	78,791	73,352	(20,064)	7,567	139,646	4,095	(410)	—
VY® Clarion Real Estate Portfolio - Class I	79,339	73,845	(18,239)	1,947	136,892	2,563	1,415	—
VY® Invesco Comstock Portfolio - Class I	398,261	332,025	(106,974)	79,606	702,918	9,297	10,268	—
VY® T. Rowe Price Growth Equity Portfolio - Class I	650,125	416,869	(734,422)	79,443	412,015	337	27,149	65,223
	$7,249,914	$8,324,176	$(3,927,696)	$1,221,772	$12,868,166	$149,785	$198,516	$456,794

The financial statements for the above mutual fund[s] can be found at www.sec.gov.
At December 31, 2017, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at period end were:
Cost for federal income tax purposes was $13,019,153.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$1,181,965
Gross Unrealized Depreciation	(319,462)
Net Unrealized Appreciation	$862,503

See Accompanying Notes to Financial Statements
74

PORTFOLIO OF INVESTMENTS
Voya Solution Balanced Portfolio	as of December 31, 2017

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 4.4%
13,800	iShares MSCI EMU Index Fund	$598,644	1.0
17,232	iShares Russell 1000 Value Index Fund	2,142,627	3.4
	Total Exchange-Traded Funds (Cost $2,558,023)	2,741,271	4.4
MUTUAL FUNDS: 95.4%
	Affiliated Investment Companies: 94.0%
122,726	Voya Emerging Markets Index Portfolio - Class I	1,577,026	2.5
316,655	Voya Floating Rate Fund - Class I	3,112,722	5.0
308,698	Voya High Yield Bond Fund - Class R6	2,497,363	4.0
615,806	Voya Intermediate Bond Fund - Class R6	6,225,802	9.9
175,131	Voya International Index Portfolio - Class I	1,880,909	3.0
152,446	Voya Large Cap Growth Portfolio - Class I	3,170,880	5.0
241,464	Voya Large Cap Value Fund - Class R6	3,216,298	5.1
173,588	Voya MidCap Opportunities Portfolio - Class I	2,527,447	4.0
94,110	Voya Multi-Manager Emerging Markets Equity Fund - Class I	1,259,190	2.0
177,813	Voya Multi-Manager International Equity Fund - Class I	2,194,211	3.5
296,579	Voya Multi-Manager International Factors Fund - Class I	3,146,700	5.0
227,151	Voya Multi-Manager Large Cap Core Portfolio - Class I	3,834,317	6.1
209,528	Voya Multi-Manager Mid Cap Value Fund - Class I	2,495,475	4.0
Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
	Affiliated Investment Companies (continued)
126,551	Voya Short Term Bond Fund - Class R6	$1,240,195	2.0
112,735	Voya Small Company Portfolio - Class I	2,481,298	4.0
264,194	Voya U.S. Bond Index Portfolio - Class I	2,797,813	4.5
81,467	Voya U.S. Stock Index Portfolio - Class I	1,278,223	2.0
50,704	VY® Clarion Global Real Estate Portfolio - Class I	633,299	1.0
16,439	VY® Clarion Real Estate Portfolio - Class I	620,753	1.0
275,999	VY® Goldman Sachs Bond Portfolio - Class I	2,793,114	4.4
109,803	VY® Invesco Comstock Portfolio - Class I	2,231,187	3.6
224,182	VY® T. Rowe Price Capital Appreciation Portfolio - Class I	6,196,389	9.9
16,712	VY® T. Rowe Price Growth Equity Portfolio - Class I	1,557,361	2.5
		58,967,972	94.0
	Unaffiliated Investment Companies: 1.4%
178,493	Credit Suisse Commodity Return Strategy Fund - Class I	896,034	1.4
	Total Mutual Funds (Cost $56,463,820)	59,864,006	95.4
	Total Investments in Securities (Cost $59,021,843)	$62,605,277	99.8
	Assets in Excess of Other Liabilities	152,602	0.2
	Net Assets	$62,757,879	100.0

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2017 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2017
Asset Table
Investments, at fair value
Exchange-Traded Funds	$2,741,271	$—	$—	$2,741,271
Mutual Funds	59,864,006	—	—	59,864,006
Total Investments, at fair value	$62,605,277	$—	$—	$62,605,277

See Accompanying Notes to Financial Statements
75

PORTFOLIO OF INVESTMENTS
Voya Solution Balanced Portfolio	as of December 31, 2017 (continued)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2017
Other Financial Instruments+
Futures	30,975	—	—	30,975
Total Assets	$62,636,252	$—	$—	$62,636,252
Liabilities Table
Other Financial Instruments+
Futures	$(35,426)	$—	$—	$(35,426)
Total Liabilities	$(35,426)	$—	$—	$(35,426)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

At December 31, 2017, the following futures contracts were outstanding for Voya Solution Balanced Portfolio:
Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
Tokyo Price Index (TOPIX)	11	03/08/18	$1,773,863	$30,975
			$1,773,863	$30,975
Short Contracts
Mini MSCI EAFE Index	(12)	03/16/18	(1,227,300)	(24,389)
S&P 500 E-Mini	(5)	03/16/18	(669,000)	(11,037)
			$(1,896,300)	$(35,426)

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the year ended December 31, 2017, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/16	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/17	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Index Portfolio - Class I	$—	$1,610,876	$(239,736)	$205,886	$1,577,026	$12,626	$26,126	$—
Voya Floating Rate Fund - Class I	2,487,620	1,195,247	(551,690)	(18,455)	3,112,722	109,857	(15,612)	—
Voya Global Bond Fund - Class R6	979,234	119,184	(1,106,610)	8,192	—	17,112	9,896	—
Voya High Yield Bond Fund - Class R6	2,011,630	904,910	(442,168)	22,991	2,497,363	120,765	(13,305)	—
Voya Intermediate Bond Fund - Class R6	2,711,353	4,322,703	(858,855)	50,601	6,225,802	151,989	(1,204)	—
Voya International Index Portfolio - Class I	1,006,367	952,805	(358,916)	280,653	1,880,909	37,444	(4,328)	—
Voya Large Cap Growth Portfolio - Class I	2,449,365	2,057,297	(1,812,880)	477,098	3,170,880	18,084	(21,374)	198,527
Voya Large Cap Value Fund - Class R6	2,529,908	1,660,007	(968,733)	(4,884)	3,216,298	53,692	58,140	254,677
Voya MidCap Opportunities Portfolio - Class I	2,199,737	827,877	(970,582)	470,415	2,527,447	3,224	(78,912)	126,226
Voya Multi-Manager Emerging Markets Equity Fund - Class I	979,401	338,703	(418,095)	359,181	1,259,190	17,189	34,592	—
Voya Multi-Manager International Equity Fund - Class I	1,744,024	610,979	(547,118)	386,326	2,194,211	36,867	(3,413)	11,462
Voya Multi-Manager International Factors Fund - Class I	1,765,168	1,667,353	(633,339)	347,518	3,146,700	93,104	15,987	89,513
Voya Multi-Manager Large Cap Core Portfolio - Class I	2,782,448	1,853,127	(1,143,196)	341,938	3,834,317	39,354	55,048	207,894
Voya Multi-Manager Mid Cap Value Fund - Class I	2,246,040	912,561	(890,736)	227,610	2,495,475	18,394	(60,314)	146,374
Voya Short Term Bond Fund - Class R6	1,599,515	540,380	(900,716)	1,016	1,240,195	23,931	(3,912)	—
Voya Small Company Portfolio - Class I	1,007,181	1,975,280	(488,210)	(12,953)	2,481,298	6,805	10,566	209,356
Voya U.S. Bond Index Portfolio - Class I	2,459,175	1,100,223	(785,504)	23,919	2,797,813	58,540	(11,478)	6,693
Voya U.S. Stock Index Portfolio - Class I	1,499,278	1,129,477	(1,435,036)	84,504	1,278,223	22,598	92,271	82,147
VY® Clarion Global Real Estate Portfolio - Class I	502,401	204,482	(111,533)	37,949	633,299	21,505	(2,662)	—
VY® Clarion Real Estate Portfolio - Class I	506,095	213,177	(108,888)	10,369	620,753	13,490	5,848	—
See Accompanying Notes to Financial Statements
76

PORTFOLIO OF INVESTMENTS
Voya Solution Balanced Portfolio	as of December 31, 2017 (continued)

Issuer	Beginning Fair Value at 12/31/16	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/17	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
VY® Goldman Sachs Bond Portfolio - Class I	2,212,708	1,053,274	(479,674)	6,806	2,793,114	57,723	2,797	—
VY® Invesco Comstock Portfolio - Class I	1,783,289	673,847	(463,215)	237,266	2,231,187	30,424	74,049	—
VY® T. Rowe Price Capital Appreciation Portfolio - Class I	4,928,596	1,992,306	(1,190,265)	465,752	6,196,389	87,243	(48,826)	267,121
VY® T. Rowe Price Equity Income Portfolio - Class I	2,006,312	145,573	(2,126,343)	(25,542)	—	—	99,342	—
VY® T. Rowe Price Growth Equity Portfolio - Class I	2,195,083	627,276	(1,655,924)	390,926	1,557,361	764	1,807	147,357
	$46,591,928	$28,688,924	$(20,687,962)	$4,375,082	$58,967,972	$1,052,724	$221,129	$1,747,347

The financial statements for the above mutual fund[s] can be found at www.sec.gov.
A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2017 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets — Unrealized appreciation*	$30,975
Total Asset Derivatives		$30,975
Liability Derivatives
Equity contracts	Net Assets — Unrealized depreciation*	$35,426
Total Liability Derivatives		$35,426

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2017 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(478)
Total	$(478)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(4,451)
Total	$(4,451)

At December 31, 2017, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at period end were:
Cost for federal income tax purposes was $60,201,607.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$3,767,218
Gross Unrealized Depreciation	(1,345,741)
Net Unrealized Appreciation	$2,421,477

See Accompanying Notes to Financial Statements
77

PORTFOLIO OF INVESTMENTS
Voya Solution Conservative Portfolio	as of December 31, 2017

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 4.4%
3,682	iShares MSCI EMU Index Fund	$159,725	1.0
2,174	SPDR Bloomberg Barclays High Yield Bond ETF	79,829	0.5
8,280	WisdomTree Japan Hedged Equity Fund	491,253	2.9
	Total Exchange-Traded Funds (Cost $692,734)	730,807	4.4
MUTUAL FUNDS: 95.4%
	Affiliated Investment Companies: 93.5%
32,993	Voya Emerging Markets Index Portfolio - Class I	423,959	2.5
118,396	Voya Floating Rate Fund - Class I	1,163,831	7.0
50,089	Voya Global Bond Fund - Class R6	501,888	3.0
134,126	Voya High Yield Bond Fund - Class R6	1,085,080	6.5
164,637	Voya Intermediate Bond Fund - Class R6	1,664,476	10.0
16,544	Voya International Index Portfolio - Class I	177,682	1.1
16,142	Voya Large Cap Growth Portfolio - Class I	335,744	2.0
37,663	Voya Large Cap Value Fund - Class R6	501,666	3.0
23,155	Voya MidCap Opportunities Portfolio - Class I	337,136	2.0
28,022	Voya Multi-Manager Mid Cap Value Fund - Class I	333,740	2.0
Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
	Affiliated Investment Companies (continued)
338,862	Voya Short Term Bond Fund - Class R6	$3,320,845	19.9
141,330	Voya U.S. Bond Index Portfolio - Class I	1,496,686	9.0
27,229	Voya U.S. Stock Index Portfolio - Class I	427,222	2.6
86,296	VY® BlackRock Inflation Protected Bond Portfolio - Class I	833,616	5.0
131,412	VY® Goldman Sachs Bond Portfolio - Class I	1,329,885	8.0
59,954	VY® T. Rowe Price Capital Appreciation Portfolio - Class I	1,657,138	9.9
		15,590,594	93.5
	Unaffiliated Investment Companies: 1.9%
63,470	Credit Suisse Commodity Return Strategy Fund - Class I	318,618	1.9
	Total Mutual Funds (Cost $15,703,939)	15,909,212	95.4
	Total Investments in Securities (Cost $16,396,673)	$16,640,019	99.8
	Assets in Excess of Other Liabilities	29,209	0.2
	Net Assets	$16,669,228	100.0

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2017 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2017
Asset Table
Investments, at fair value
Exchange-Traded Funds	$730,807	$—	$—	$730,807
Mutual Funds	15,909,212	—	—	15,909,212
Total Investments, at fair value	$16,640,019	$—	$—	$16,640,019

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements
78

PORTFOLIO OF INVESTMENTS
Voya Solution Conservative Portfolio	as of December 31, 2017 (continued)

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the year ended December 31, 2017, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/16	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/17	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Index Portfolio - Class I	$—	$487,889	$(97,457)	$33,527	$423,959	$3,662	$7,306	$—
Voya Floating Rate Fund - Class I	1,150,426	385,426	(368,262)	(3,759)	1,163,831	45,968	(10,697)	—
Voya Global Bond Fund - Class R6	1,131,841	242,018	(903,635)	31,664	501,888	36,875	2,941	—
Voya High Yield Bond Fund - Class R6	1,245,650	388,707	(555,610)	6,333	1,085,080	61,353	3,442	—
Voya Intermediate Bond Fund - Class R6	723,641	1,356,622	(429,914)	14,127	1,664,476	42,817	64	—
Voya International Index Portfolio - Class I	498,558	174,691	(531,398)	35,831	177,682	11,176	49,556	—
Voya Large Cap Growth Portfolio - Class I	—	390,162	(65,069)	10,651	335,744	2,050	(1,411)	22,503
Voya Large Cap Value Fund - Class R6	167,146	514,205	(152,585)	(27,100)	501,666	7,302	29,216	39,326
Voya MidCap Opportunities Portfolio - Class I	322,725	103,637	(154,035)	64,809	337,136	468	(8,933)	18,141
Voya Multi-Manager Mid Cap Value Fund - Class I	329,673	117,263	(142,284)	29,088	333,740	2,432	(4,015)	19,350
Voya Short Term Bond Fund - Class R6	2,275,721	1,980,283	(932,616)	(2,543)	3,320,845	54,514	(9,364)	—
Voya U.S. Bond Index Portfolio - Class I	1,377,434	561,686	(460,058)	17,624	1,496,686	33,232	(10,216)	3,843
Voya U.S. Stock Index Portfolio - Class I	495,132	313,703	(406,263)	24,650	427,222	7,377	39,751	26,886
VY® BlackRock Inflation Protected Bond Portfolio - Class I	1,297,662	329,180	(811,095)	17,869	833,616	12,448	(4,519)	—
VY® Goldman Sachs Bond Portfolio - Class I	1,878,318	478,847	(1,034,319)	7,039	1,329,885	29,644	8,639	—
VY® T. Rowe Price Capital Appreciation Portfolio - Class I	1,627,353	516,742	(648,786)	161,829	1,657,138	23,458	(27,083)	77,468
VY® T. Rowe Price Equity Income Portfolio - Class I	740,266	169,170	(901,483)	(7,953)	—	—	34,958	—
	$15,261,546	$8,510,231	$(8,594,869)	$413,686	$15,590,594	$374,776	$99,635	$207,517

The financial statements for the above mutual fund[s] can be found at www.sec.gov.
At December 31, 2017, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at period end were:
Cost for federal income tax purposes was $16,806,682.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$309,288
Gross Unrealized Depreciation	(475,951)
Net Unrealized Depreciation	$(166,663)

See Accompanying Notes to Financial Statements
79

PORTFOLIO OF INVESTMENTS
Voya Solution Income Portfolio	as of December 31, 2017

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 1.5%
99,537	iShares MSCI EMU Index Fund	$4,317,915	1.0
17,755	iShares Russell 1000 Value Index Fund	2,207,657	0.5
	Total Exchange-Traded Funds (Cost $6,188,777)	6,525,572	1.5
MUTUAL FUNDS: 98.3%
	Affiliated Investment Companies: 96.8%
340,029	Voya Emerging Markets Index Portfolio - Class I	4,369,369	1.0
2,196,032	Voya Floating Rate Fund - Class I	21,586,996	5.0
1,295,307	Voya Global Bond Fund - Class R6	12,978,976	3.0
1,070,486	Voya High Yield Bond Fund - Class R6	8,660,236	2.0
4,697,280	Voya Intermediate Bond Fund - Class R6	47,489,503	11.0
809,416	Voya International Index Portfolio - Class I	8,693,125	2.0
1,153,779	Voya Large Cap Growth Portfolio - Class I	23,998,593	5.6
1,149,077	Voya Large Cap Value Fund - Class R6	15,305,707	3.5
451,538	Voya MidCap Opportunities Portfolio - Class I	6,574,390	1.5
651,979	Voya Multi-Manager Emerging Markets Equity Fund - Class I	8,723,481	2.0
2,056,005	Voya Multi-Manager International Factors Fund - Class I	21,814,211	5.0
650,215	Voya Multi-Manager Large Cap Core Portfolio - Class I	10,975,633	2.5
544,808	Voya Multi-Manager Mid Cap Value Fund - Class I	6,488,658	1.5
Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
	Affiliated Investment Companies (continued)
4,387,233	Voya Short Term Bond Fund - Class R6	$42,994,885	9.9
4,274,407	Voya U.S. Bond Index Portfolio - Class I	45,265,975	10.5
693,770	Voya U.S. Stock Index Portfolio - Class I	10,885,254	2.5
3,134,709	VY® BlackRock Inflation Protected Bond Portfolio - Class I	30,281,288	7.0
351,671	VY® Clarion Global Real Estate Portfolio - Class I	4,392,367	1.0
113,970	VY® Clarion Real Estate Portfolio - Class I	4,303,500	1.0
4,677,106	VY® Goldman Sachs Bond Portfolio - Class I	47,332,314	10.9
1,321,022	VY® T. Rowe Price Capital Appreciation Portfolio - Class I	36,513,042	8.4
		419,627,503	96.8
	Unaffiliated Investment Companies: 1.5%
1,286,698	Credit Suisse Commodity Return Strategy Fund - Class I	6,459,226	1.5
	Total Mutual Funds (Cost $414,879,962)	426,086,729	98.3
	Total Investments in Securities (Cost $421,068,739)	$432,612,301	99.8
	Assets in Excess of Other Liabilities	1,045,237	0.2
	Net Assets	$433,657,538	100.0

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2017 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2017
Asset Table
Investments, at fair value
Exchange-Traded Funds	$6,525,572	$—	$—	$6,525,572
Mutual Funds	426,086,729	—	—	426,086,729
Total Investments, at fair value	$432,612,301	$—	$—	$432,612,301

See Accompanying Notes to Financial Statements
80

PORTFOLIO OF INVESTMENTS
Voya Solution Income Portfolio	as of December 31, 2017 (continued)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2017
Other Financial Instruments+
Futures	230,902	—	—	230,902
Total Assets	$432,843,203	$—	$—	$432,843,203
Liabilities Table
Other Financial Instruments+
Futures	$(247,629)	$—	$—	$(247,629)
Total Liabilities	$(247,629)	$—	$—	$(247,629)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

At December 31, 2017, the following futures contracts were outstanding for Voya Solution Income Portfolio:
Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
Tokyo Price Index (TOPIX)	82	03/08/18	$13,223,341	$230,902
			$13,223,341	$230,902
Short Contracts
Mini MSCI EAFE Index	(86)	03/16/18	(8,795,650)	(174,787)
S&P 500 E-Mini	(33)	03/16/18	(4,415,400)	(72,842)
			$(13,211,050)	$(247,629)

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the year ended December 31, 2017, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/16	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/17	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Index Portfolio - Class I	$—	$4,654,714	$(861,374)	$576,029	$4,369,369	$—	$74,141	$—
Voya Floating Rate Fund - Class I	24,412,085	2,571,079	(5,255,530)	(140,638)	21,586,996	921,369	(151,179)	—
Voya Global Bond Fund - Class R6	28,805,185	1,935,744	(19,019,257)	1,257,304	12,978,976	867,127	(341,576)	—
Voya High Yield Bond Fund - Class R6	9,874,208	860,867	(2,195,874)	121,035	8,660,236	505,176	(51,928)	—
Voya Intermediate Bond Fund - Class R6	23,806,889	32,336,156	(9,106,614)	453,072	47,489,503	1,312,092	17,413	—
Voya International Index Portfolio - Class I	9,876,036	351,074	(3,503,137)	1,969,152	8,693,125	227,707	(90,494)	—
Voya Large Cap Growth Portfolio - Class I	9,605,205	18,207,103	(6,154,429)	2,340,714	23,998,593	160,509	78,602	1,762,071
Voya Large Cap Value Fund - Class R6	9,938,244	9,549,920	(4,102,911)	(79,546)	15,305,707	253,348	373,519	1,220,782
Voya MidCap Opportunities Portfolio - Class I	7,189,262	566,996	(2,429,516)	1,247,648	6,574,390	10,192	(62,775)	382,842
Voya Multi-Manager Emerging Markets Equity Fund - Class I	—	9,586,849	(2,369,892)	1,506,524	8,723,481	119,727	335,276	—
Voya Multi-Manager Large Cap Core Portfolio - Class I	28,697,976	2,355,914	(20,858,814)	780,557	10,975,633	115,194	1,812,927	665,899
Voya Multi-Manager Mid Cap Value Fund - Class I	7,347,244	836,563	(2,296,017)	600,868	6,488,658	48,084	(57,755)	382,630
Voya Multi-Manager International Factors Fund - Class I	14,849,746	10,568,580	(6,568,580)	2,964,465	21,814,211	648,883	154,234	623,859
Voya Short Term Bond Fund - Class R6	33,789,395	18,514,073	(9,297,159)	(11,424)	42,994,885	759,459	(141,229)	—
Voya U.S. Bond Index Portfolio - Class I	50,356,648	5,685,903	(11,313,297)	536,721	45,265,975	1,105,920	(243,235)	125,223
See Accompanying Notes to Financial Statements
81

PORTFOLIO OF INVESTMENTS
Voya Solution Income Portfolio	as of December 31, 2017 (continued)

Issuer	Beginning Fair Value at 12/31/16	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/17	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya U.S. Stock Index Portfolio - Class I	4,904,726	17,565,746	(12,210,629)	625,411	10,885,254	195,648	430,522	772,414
VY® BlackRock Inflation Protected Bond Portfolio - Class I	43,336,196	3,623,979	(18,637,978)	1,959,091	30,281,288	570,575	(1,526,526)	—
VY® Clarion Global Real Estate Portfolio - Class I	4,930,084	343,492	(1,193,400)	312,191	4,392,367	174,448	(17,147)	—
VY® Clarion Real Estate Portfolio - Class I	4,968,998	388,462	(977,529)	(76,431)	4,303,500	108,362	214,969	—
VY® Goldman Sachs Bond Portfolio - Class I	66,488,713	4,838,547	(24,104,746)	109,800	47,332,314	1,134,772	419,050	—
VY® T. Rowe Price Capital Appreciation Portfolio - Class I	39,875,740	3,718,635	(10,704,770)	3,623,437	36,513,042	528,381	(383,623)	1,833,468
VY® T. Rowe Price Equity Income Portfolio - Class I	19,696,222	96,940	(19,717,521)	(75,641)	—	—	793,458	—
VY® T. Rowe Price Growth Equity Portfolio - Class I	9,561,638	48,470	(10,579,861)	969,753	—	—	419,634	—
	$452,310,440	$149,205,806	$(203,458,835)	$21,570,092	$419,627,503	$9,766,973	$2,056,278	$7,769,188

The financial statements for the above mutual fund[s] can be found at www.sec.gov.
A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2017 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets — Unrealized appreciation*	$230,902
Total Asset Derivatives		$230,902
Liability Derivatives
Equity contracts	Net Assets — Unrealized depreciation*	$247,629
Total Liability Derivatives		$247,629

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2017 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(87,048)
Total	$(87,048)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(16,727)
Total	$(16,727)

At December 31, 2017, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at period end were:
Cost for federal income tax purposes was $431,893,324.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$13,756,365
Gross Unrealized Depreciation	(12,887,814)
Net Unrealized Appreciation	$868,551

See Accompanying Notes to Financial Statements
82

Voya Solution Moderately	PORTFOLIO OF INVESTMENTS
Aggressive Portfolio	as of December 31, 2017

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 6.0%
163,301	iShares MSCI EMU Index Fund	$7,083,998	1.0
291,295	iShares Russell 1000 Value Index Fund	36,219,620	5.0
	Total Exchange-Traded Funds (Cost $39,174,463)	43,303,618	6.0
MUTUAL FUNDS: 93.7%
	Affiliated Investment Companies: 92.2%
2,235,230	Voya Emerging Markets Index Portfolio - Class I	28,722,711	4.0
3,593,827	Voya Floating Rate Fund - Class I	35,327,319	4.9
1,751,761	Voya High Yield Bond Fund - Class R6	14,171,746	2.0
743,033	Voya Index Plus LargeCap Portfolio - Class I	21,629,704	3.0
4,892,183	Voya Intermediate Bond Fund - Class R6	49,459,974	6.9
1,987,117	Voya International Index Portfolio - Class I	21,341,642	3.0
2,065,961	Voya Large Cap Growth Portfolio - Class I	42,971,988	6.0
2,920,467	Voya Large Cap Value Fund - Class R6	38,900,620	5.5
2,945,491	Voya MidCap Opportunities Portfolio - Class I	42,886,354	6.0
1,067,579	Voya Multi-Manager Emerging Markets Equity Fund - Class I	14,284,209	2.0
4,323,269	Voya Multi-Manager International Equity Fund - Class I	53,349,145	7.5
4,374,542	Voya Multi-Manager International Factors Fund - Class I	46,413,888	6.5
2,134,747	Voya Multi-Manager Large Cap Core Portfolio - Class I	36,034,537	5.0
Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
	Affiliated Investment Companies (continued)
3,566,529	Voya Multi-Manager Mid Cap Value Fund - Class I	$42,477,357	6.0
1,918,386	Voya Small Company Portfolio - Class I	42,223,673	5.9
666,271	Voya U.S. Bond Index Portfolio - Class I	7,055,811	1.0
1,355,516	Voya U.S. Stock Index Portfolio - Class I	21,268,052	3.0
575,470	VY® Clarion Global Real Estate Portfolio - Class I	7,187,624	1.0
186,516	VY® Clarion Real Estate Portfolio - Class I	7,042,853	1.0
1,424,935	VY® Invesco Comstock Portfolio - Class I	28,954,683	4.1
1,275,112	VY® T. Rowe Price Capital Appreciation Portfolio - Class I	35,244,100	4.9
226,455	VY® T. Rowe Price Growth Equity Portfolio - Class I	21,103,324	3.0
		658,051,314	92.2
	Unaffiliated Investment Companies: 1.5%
2,111,924	Credit Suisse Commodity Return Strategy Fund - Class I	10,601,859	1.5
	Total Mutual Funds (Cost $615,815,761)	668,653,173	93.7
	Total Investments in Securities (Cost $654,990,224)	$711,956,791	99.7
	Assets in Excess of Other Liabilities	1,804,750	0.3
	Net Assets	$713,761,541	100.0

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2017 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2017
Asset Table
Investments, at fair value
Exchange-Traded Funds	$43,303,618	$—	$—	$43,303,618
Mutual Funds	668,653,173	—	—	668,653,173
Total Investments, at fair value	$711,956,791	$—	$—	$711,956,791

See Accompanying Notes to Financial Statements
83

Voya Solution Moderately	PORTFOLIO OF INVESTMENTS
Aggressive Portfolio	as of December 31, 2017 (continued)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2017
Other Financial Instruments+
Futures	377,328	—	—	377,328
Total Assets	$712,334,119	$—	$—	$712,334,119
Liabilities Table
Other Financial Instruments+
Futures	$(405,766)	$—	$—	$(405,766)
Total Liabilities	$(405,766)	$—	$—	$(405,766)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

At December 31, 2017, the following futures contracts were outstanding for Voya Solution Moderately Aggressive Portfolio:
Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
Tokyo Price Index (TOPIX)	134	03/08/18	$21,608,875	$377,328
			$21,608,875	$377,328
Short Contracts
Mini MSCI EAFE Index	(141)	03/16/18	(14,420,775)	(286,570)
S&P 500 E-Mini	(54)	03/16/18	(7,225,200)	(119,196)
			$(21,645,975)	$(405,766)

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the year ended December 31, 2017, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/16	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/17	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Index Portfolio - Class I	$13,697,941	$14,350,576	$(4,993,159)	$5,667,353	$28,722,711	$345,456	$804,438	$—
Voya Floating Rate Fund - Class I	20,781,804	19,467,973	(4,614,751)	(307,707)	35,327,319	1,217,042	(70,900)	—
Voya Global Bond Fund - Class R6	13,630,379	814,164	(14,366,849)	(77,694)	—	240,083	330,630	—
Voya High Yield Bond Fund - Class R6	14,006,352	2,198,433	(2,069,931)	36,892	14,171,746	769,113	48,819	—
Voya Index Plus LargeCap Portfolio - Class I	20,761,240	966,774	(3,446,135)	3,347,825	21,629,704	340,014	614,775	389,574
Voya Intermediate Bond Fund - Class R6	35,984,089	19,922,867	(6,985,102)	538,120	49,459,974	1,443,390	54,012	—
Voya International Index Portfolio - Class I	14,011,692	7,230,064	(3,368,644)	3,468,530	21,341,642	512,582	65,154	—
Voya Large Cap Growth Portfolio - Class I	37,494,815	20,974,159	(22,198,705)	6,701,719	42,971,988	245,672	198,520	2,697,006
Voya Large Cap Value Fund - Class R6	31,491,888	16,919,645	(9,531,995)	21,082	38,900,620	666,889	825,779	3,126,191
Voya MidCap Opportunities Portfolio - Class I	47,615,502	3,559,074	(18,834,314)	10,546,092	42,886,354	70,407	(2,725,076)	2,320,519
Voya Multi-Manager Emerging Markets Equity Fund - Class I	13,628,443	385,993	(3,988,058)	4,257,831	14,284,209	196,587	878,977	—
Voya Multi-Manager International Equity Fund - Class I	55,494,611	2,320,985	(15,930,099)	11,463,648	53,349,145	903,642	(275,760)	280,954
Voya Multi-Manager Large Cap Core Portfolio - Class I	34,226,903	6,530,252	(8,591,647)	3,869,029	36,034,537	374,150	553,371	2,078,636
Voya Multi-Manager Mid Cap Value Fund - Class I	48,640,205	4,890,224	(15,830,481)	4,777,409	42,477,357	315,637	(1,381,398)	2,511,711
Voya Multi-Manager International Factors Fund - Class I	42,131,464	5,999,005	(9,056,543)	7,339,962	46,413,888	1,384,407	69,571	1,331,017
Voya Small Company Portfolio - Class I	21,034,727	29,206,928	(7,187,317)	(830,665)	42,223,673	139,727	223,562	4,298,123
Voya U.S. Bond Index Portfolio - Class I	13,661,568	1,589,387	(8,461,170)	266,026	7,055,811	212,774	(175,112)	18,278
See Accompanying Notes to Financial Statements
84

Voya Solution Moderately	PORTFOLIO OF INVESTMENTS
Aggressive Portfolio	as of December 31, 2017 (continued)

Issuer	Beginning Fair Value at 12/31/16	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/17	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya U.S. Stock Index Portfolio - Class I	17,394,306	20,080,646	(17,115,596)	908,696	21,268,052	374,142	1,625,399	1,345,827
VY® Clarion Global Real Estate Portfolio - Class I	6,994,370	803,238	(1,075,900)	465,916	7,187,624	264,696	(16,524)	—
VY® Clarion Real Estate Portfolio - Class I	7,046,351	883,627	(1,013,817)	126,692	7,042,853	166,092	79,065	—
VY® Invesco Comstock Portfolio - Class I	28,386,120	2,049,168	(5,209,893)	3,729,288	28,954,683	403,071	618,401	—
VY® T. Rowe Price Capital Appreciation Portfolio - Class I	34,303,039	3,541,447	(5,436,738)	2,836,352	35,244,100	503,278	22,786	1,651,477
VY® T. Rowe Price Growth Equity Portfolio - Class I	37,335,214	2,833,462	(25,004,034)	5,938,682	21,103,324	13,249	488,134	2,554,710
	$609,753,023	$187,518,091	$(214,310,878)	$75,091,078	$658,051,314	$11,102,100	$2,856,623	$24,604,023

The financial statements for the above mutual fund[s] can be found at www.sec.gov.
A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2017 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets-Unrealized appreciation*	$377,328
Total Asset Derivatives		$377,328
Liability Derivatives
Equity contracts	Net Assets-Unrealized depreciation*	$405,766
Total Liability Derivatives		$405,766

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2017 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(84,968)
Total	$(84,968)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(28,438)
Total	$(28,438)

At December 31, 2017, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at period end were:
Cost for federal income tax purposes was $666,211,216.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$58,028,808
Gross Unrealized Depreciation	(12,043,400)
Net Unrealized Appreciation	$45,985,408

See Accompanying Notes to Financial Statements
85

Voya Solution Moderately	PORTFOLIO OF INVESTMENTS
Conservative Portfolio	as of December 31, 2017

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 3.0%
7,168	iShares MSCI EMU Index Fund	$310,948	1.0
5,114	iShares Russell 1000 Value Index Fund	635,875	2.0
	Total Exchange-Traded Funds (Cost $886,239)	946,823	3.0
MUTUAL FUNDS: 96.8%
	Affiliated Investment Companies: 94.8%
86,334	Voya Emerging Markets Index Portfolio - Class I	1,109,388	3.5
222,993	Voya Floating Rate Fund - Class I	2,192,022	7.0
62,630	Voya Global Bond Fund - Class R6	627,553	2.0
232,927	Voya High Yield Bond Fund - Class R6	1,884,377	6.0
311,206	Voya Intermediate Bond Fund - Class R6	3,146,288	10.0
58,714	Voya International Index Portfolio - Class I	630,584	2.0
53,583	Voya Large Cap Growth Portfolio - Class I	1,114,519	3.5
83,230	Voya Large Cap Value Fund - Class R6	1,108,630	3.5
54,570	Voya MidCap Opportunities Portfolio - Class I	794,543	2.5
63,867	Voya Multi-Manager International Equity Fund - Class I	788,114	2.5
74,567	Voya Multi-Manager International Factors Fund - Class I	791,160	2.5
65,860	Voya Multi-Manager Mid Cap Value Fund - Class I	784,388	2.5
254,569	Voya Short Term Bond Fund - Class R6	2,494,772	7.9
Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
	Affiliated Investment Companies (continued)
42,511	Voya Small Company Portfolio - Class I	$935,658	3.0
221,442	Voya U.S. Bond Index Portfolio - Class I	2,345,068	7.5
90,514	Voya U.S. Stock Index Portfolio - Class I	1,420,170	4.5
129,920	VY® BlackRock Inflation Protected Bond Portfolio - Class I	1,255,030	4.0
25,506	VY® Clarion Global Real Estate Portfolio - Class I	318,564	1.0
8,266	VY® Clarion Real Estate Portfolio - Class I	312,132	1.0
200,459	VY® Goldman Sachs Bond Portfolio - Class I	2,028,646	6.5
31,579	VY® Invesco Comstock Portfolio - Class I	641,678	2.0
113,031	VY® T. Rowe Price Capital Appreciation Portfolio - Class I	3,124,189	9.9
		29,847,473	94.8
	Unaffiliated Investment Companies: 2.0%
123,516	Credit Suisse Commodity Return Strategy Fund - Class I	620,050	2.0
	Total Mutual Funds (Cost $29,260,410)	30,467,523	96.8
	Total Investments in Securities (Cost $30,146,649)	$31,414,346	99.8
	Assets in Excess of Other Liabilities	65,360	0.2
	Net Assets	$31,479,706	100.0

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2017 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2017
Asset Table
Investments, at fair value
Exchange-Traded Funds	$946,823	$—	$—	$946,823
Mutual Funds	30,467,523	—	—	30,467,523
Total Investments, at fair value	$31,414,346	$—	$—	$31,414,346

See Accompanying Notes to Financial Statements
86

Voya Solution Moderately	PORTFOLIO OF INVESTMENTS
Conservative Portfolio	as of December 31, 2017 (continued)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2017
Other Financial Instruments+
Futures	16,895	—	—	16,895
Total Assets	$31,431,241	$—	$—	$31,431,241
Liabilities Table
Other Financial Instruments+
Futures	$(16,609)	$—	$—	$(16,609)
Total Liabilities	$(16,609)	$—	$—	$(16,609)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

At December 31, 2017, the following futures contracts were outstanding for Voya Solution Moderately Conservative Portfolio:
Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
Tokyo Price Index (TOPIX)	6	03/08/18	$967,562	$16,895
			$967,562	$16,895
Short Contracts
Mini MSCI EAFE Index	(6)	03/16/18	(613,650)	(12,194)
S&P 500 E-Mini	(2)	03/16/18	(267,600)	(4,415)
			$(881,250)	$(16,609)

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the year ended December 31, 2017, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/16	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/17	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Index Portfolio - Class I	$704,605	$630,173	$(443,903)	$218,513	$1,109,388	$13,307	$61,974	$—
Voya Floating Rate Fund - Class I	2,137,490	892,821	(830,341)	(7,948)	2,192,022	88,741	(19,535)	—
Voya Global Bond Fund - Class R6	1,752,536	250,649	(1,425,334)	49,702	627,553	47,727	(1,336)	—
Voya High Yield Bond Fund - Class R6	2,160,759	464,691	(748,036)	6,963	1,884,377	109,521	6,341	—
Voya Intermediate Bond Fund - Class R6	1,032,437	2,909,868	(815,849)	19,832	3,146,288	80,961	3,255	—
Voya International Index Portfolio - Class I	720,428	113,358	(339,094)	135,892	630,584	15,792	(1,053)	—
Voya Large Cap Growth Portfolio - Class I	525,813	880,411	(384,525)	92,820	1,114,519	7,326	19,258	80,423
Voya Large Cap Value Fund - Class R6	362,284	1,176,917	(371,847)	(58,724)	1,108,630	16,843	64,795	88,516
Voya MidCap Opportunities Portfolio - Class I	1,311,645	202,092	(940,123)	220,929	794,543	1,726	(34,649)	45,292
Voya Multi-Manager International Equity Fund - Class I	891,764	139,407	(379,728)	136,671	788,114	13,311	35,706	4,138
Voya Multi-Manager Mid Cap Value Fund - Class I	1,339,779	223,545	(854,410)	75,474	784,388	5,812	7,537	46,247
Voya Multi-Manager International Factors Fund - Class I	902,606	168,111	(395,064)	115,507	791,160	23,530	30,382	22,623
Voya Short Term Bond Fund - Class R6	3,171,325	678,986	(1,364,716)	9,177	2,494,772	50,878	(16,395)	—
Voya Small Company Portfolio - Class I	720,942	635,772	(398,970)	(22,086)	935,658	3,112	18,500	98,509
Voya U.S. Bond Index Portfolio - Class I	2,634,775	623,251	(927,678)	14,720	2,345,068	57,226	(1,969)	6,471
Voya U.S. Stock Index Portfolio - Class I	895,000	1,850,773	(1,409,281)	83,678	1,420,170	24,845	68,053	88,403
VY® BlackRock Inflation Protected Bond Portfolio - Class I	1,406,582	335,685	(504,309)	17,072	1,255,030	20,686	(3,458)	—
VY® Clarion Global Real Estate Portfolio - Class I	359,616	69,300	(133,707)	23,355	318,564	12,660	(2,730)	—
VY® Clarion Real Estate Portfolio - Class I	362,244	73,679	(127,320)	3,529	312,132	7,882	6,224	—
See Accompanying Notes to Financial Statements
87

Voya Solution Moderately	PORTFOLIO OF INVESTMENTS
Conservative Portfolio	as of December 31, 2017 (continued)

Issuer	Beginning Fair Value at 12/31/16	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/17	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
VY® Goldman Sachs Bond Portfolio - Class I	3,726,858	589,263	(2,295,065)	7,590	2,028,646	48,730	23,475	—
VY® Invesco Comstock Portfolio - Class I	729,813	130,519	(266,433)	47,779	641,678	9,106	55,998	—
VY® T. Rowe Price Capital Appreciation Portfolio - Class I	3,527,976	689,327	(1,441,669)	348,555	3,124,189	45,136	(66,975)	156,360
VY® T. Rowe Price Equity Income Portfolio - Class I	1,437,718	169,355	(1,596,541)	(10,532)	—	—	61,133	—
VY® T. Rowe Price Growth Equity Portfolio - Class I	523,599	21,788	(565,773)	20,386	—	—	54,084	—
	$33,338,594	$13,919,741	$(18,959,716)	$1,548,854	$29,847,473	$704,858	$368,615	$636,982

The financial statements for the above mutual fund[s] can be found at www.sec.gov.
A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2017 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets — Unrealized appreciation*	$16,895
Total Asset Derivatives		$16,895
Liability Derivatives
Equity contracts	Net Assets — Unrealized depreciation*	$16,609
Total Liability Derivatives		$16,609

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2017 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(2,584)
Total	$(2,584)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$286
Total	$286

At December 31, 2017, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at period end were:
Cost for federal income tax purposes was $31,199,009.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$1,362,144
Gross Unrealized Depreciation	(1,134,066)
Net Unrealized Appreciation	$228,078

See Accompanying Notes to Financial Statements
88

PORTFOLIO OF INVESTMENTS
Voya Solution 2020 Portfolio	as of December 31, 2017

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 4.7%
7,087	iShares MSCI EMU Index Fund	$307,434	0.9
2,528	iShares Russell 1000 Value Index Fund	314,331	1.0
15,938	WisdomTree Japan Hedged Equity Fund	945,602	2.8
	Total Exchange-Traded Funds (Cost $1,468,131)	1,567,367	4.7
MUTUAL FUNDS: 95.1%
	Affiliated Investment Companies: 93.7%
25,799	Voya Emerging Markets Index Portfolio - Class I	331,522	1.0
168,315	Voya Floating Rate Fund - Class I	1,654,532	5.0
99,277	Voya Global Bond Fund - Class R6	994,754	3.0
82,039	Voya High Yield Bond Fund - Class R6	663,699	2.0
327,290	Voya Intermediate Bond Fund - Class R6	3,308,898	9.9
36,621	Voya International Index Portfolio - Class I	393,312	1.2
81,023	Voya Large Cap Growth Portfolio - Class I	1,685,287	5.0
64,500	Voya Large Cap Value Fund - Class R6	859,144	2.6
34,599	Voya MidCap Opportunities Portfolio - Class I	503,761	1.5
64,091	Voya Multi-Manager Emerging Markets Equity Fund - Class I	857,536	2.6
81,033	Voya Multi-Manager International Equity Fund - Class I	999,946	3.0
157,668	Voya Multi-Manager International Factors Fund - Class I	1,672,856	5.0
50,175	Voya Multi-Manager Large Cap Core Portfolio - Class I	846,952	2.5
41,766	Voya Multi-Manager Mid Cap Value Fund - Class I	497,436	1.5
Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
	Affiliated Investment Companies (continued)
243,853	Voya Short Term Bond Fund - Class R6	$2,389,757	7.2
44,940	Voya Small Company Portfolio - Class I	989,132	3.0
184,108	Voya U.S. Bond Index Portfolio - Class I	1,949,708	5.8
88,660	Voya U.S. Stock Index Portfolio - Class I	1,391,069	4.2
171,648	VY® BlackRock Inflation Protected Bond Portfolio - Class I	1,658,118	5.0
26,948	VY® Clarion Global Real Estate Portfolio - Class I	336,581	1.0
8,738	VY® Clarion Real Estate Portfolio - Class I	329,957	1.0
223,326	VY® Goldman Sachs Bond Portfolio - Class I	2,260,057	6.8
41,685	VY® Invesco Comstock Portfolio - Class I	847,032	2.5
119,457	VY® T. Rowe Price Capital Appreciation Portfolio - Class I	3,301,787	9.9
5,331	VY® T. Rowe Price Growth Equity Portfolio - Class I	496,824	1.5
		31,219,657	93.7
	Unaffiliated Investment Companies: 1.4%
91,703	Credit Suisse Commodity Return Strategy Fund - Class I	460,351	1.4
	Total Mutual Funds (Cost $30,642,436)	31,680,008	95.1
	Total Investments in Securities (Cost $32,110,567)	$33,247,375	99.8
	Assets in Excess of Other Liabilities	67,902	0.2
	Net Assets	$33,315,277	100.0

See Accompanying Notes to Financial Statements
89

PORTFOLIO OF INVESTMENTS
Voya Solution 2020 Portfolio	as of December 31, 2017 (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2017 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2017
Asset Table
Investments, at fair value
Exchange-Traded Funds	$1,567,367	$—	$—	$1,567,367
Mutual Funds	31,680,008	—	—	31,680,008
Total Investments, at fair value	$33,247,375	$—	$—	$33,247,375

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the year ended December 31, 2017, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/16	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/17	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Index Portfolio - Class I	$—	$331,522	$—	$—	$331,522	$—	$—	$—
Voya Floating Rate Fund - Class I	1,110,510	935,081	(363,373)	(27,686)	1,654,532	55,530	9,884	—
Voya Global Bond Fund - Class R6	1,312,994	752,160	(1,120,727)	50,327	994,754	50,033	804	—
Voya High Yield Bond Fund - Class R6	448,744	362,223	(139,071)	(8,197)	663,699	30,510	10,232	—
Voya Intermediate Bond Fund - Class R6	991,201	2,943,056	(650,582)	25,223	3,308,898	73,749	(2,868)	—
Voya International Index Portfolio - Class I	448,823	793,322	(855,990)	7,157	393,312	20,243	127,378	—
Voya Large Cap Growth Portfolio - Class I	765,781	1,313,495	(543,004)	149,015	1,685,287	8,663	39,209	95,094
Voya Large Cap Value Fund - Class R6	450,982	710,448	(258,825)	(43,461)	859,144	12,670	49,713	66,559
Voya MidCap Opportunities Portfolio - Class I	545,865	321,404	(424,892)	61,384	503,761	983	33,050	22,388
Voya Multi-Manager Emerging Markets Equity Fund - Class I	—	1,025,296	(275,227)	107,467	857,536	11,431	34,836	—
Voya Multi-Manager International Equity Fund - Class I	667,223	672,437	(441,289)	101,575	999,946	16,524	44,103	5,137
Voya Multi-Manager Large Cap Core Portfolio - Class I	1,333,324	644,710	(1,164,373)	33,291	846,952	8,452	114,499	40,493
Voya Multi-Manager Mid Cap Value Fund - Class I	556,412	339,181	(386,620)	(11,537)	497,436	3,606	47,764	28,698
Voya Multi-Manager International Factors Fund - Class I	1,349,208	921,410	(724,895)	127,133	1,672,856	48,685	115,094	46,806
Voya Short Term Bond Fund - Class R6	934,435	1,951,883	(489,383)	(7,178)	2,389,757	32,542	(2,051)	—
Voya Small Company Portfolio - Class I	448,939	827,715	(251,718)	(35,804)	989,132	2,755	33,454	84,762
Voya U.S. Bond Index Portfolio - Class I	1,331,484	1,778,991	(1,195,150)	34,383	1,949,708	28,966	(27,526)	2,051
Voya U.S. Stock Index Portfolio - Class I	1,006,181	2,491,598	(2,165,280)	58,570	1,391,069	25,255	127,752	104,037
VY® BlackRock Inflation Protected Bond Portfolio - Class I	1,536,704	1,044,141	(926,287)	3,560	1,658,118	22,864	17,846	—
VY® Clarion Global Real Estate Portfolio - Class I	224,349	170,665	(78,348)	19,915	336,581	10,289	(1,033)	—
VY® Clarion Real Estate Portfolio - Class I	225,928	175,754	(76,222)	4,497	329,957	6,444	3,813	—
VY® Goldman Sachs Bond Portfolio - Class I	1,098,811	1,635,316	(480,546)	6,476	2,260,057	42,013	(2,418)	—
VY® Invesco Comstock Portfolio - Class I	680,809	434,448	(300,966)	32,741	847,032	11,246	79,697	—
VY® T. Rowe Price Capital Appreciation Portfolio - Class I	2,201,074	1,703,745	(773,327)	170,295	3,301,787	45,531	43,174	128,242
VY® T. Rowe Price Equity Income Portfolio - Class I	447,275	121,870	(562,475)	(6,670)	—	—	24,665	—
VY® T. Rowe Price Growth Equity Portfolio - Class I	762,713	395,410	(715,510)	54,211	496,824	227	92,371	43,818
	$20,879,769	$24,797,281	$(15,364,080)	$906,687	$31,219,657	$569,211	$1,013,442	$668,085

The financial statements for the above mutual fund[s] can be found at www.sec.gov.
See Accompanying Notes to Financial Statements
90

PORTFOLIO OF INVESTMENTS
Voya Solution 2020 Portfolio	as of December 31, 2017 (continued)

At December 31, 2017, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at period end were:
Cost for federal income tax purposes was $32,228,683.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$1,174,450
Gross Unrealized Depreciation	(155,757)
Net Unrealized Appreciation	$1,018,693

See Accompanying Notes to Financial Statements
91

PORTFOLIO OF INVESTMENTS
Voya Solution 2025 Portfolio	as of December 31, 2017

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 3.3%
73,289	iShares Barclays 20+ Year Treasury Bond Fund	$9,297,442	1.0
210,857	iShares MSCI EMU Index Fund	9,146,977	1.0
94,031	iShares Russell 1000 Value Index Fund	11,691,815	1.3
	Total Exchange-Traded Funds (Cost $28,521,838)	30,136,234	3.3
MUTUAL FUNDS: 96.5%
	Affiliated Investment Companies: 95.0%
2,161,278	Voya Emerging Markets Index Portfolio - Class I	27,772,416	3.0
4,650,824	Voya Floating Rate Fund - Class I	45,717,600	5.0
2,743,222	Voya Global Bond Fund - Class R6	27,487,089	3.0
2,267,062	Voya High Yield Bond Fund - Class R6	18,340,529	2.0
8,806,468	Voya Intermediate Bond Fund - Class R6	89,033,389	9.7
3,428,781	Voya International Index Portfolio - Class I	36,825,106	4.0
2,673,387	Voya Large Cap Growth Portfolio - Class I	55,606,446	6.0
2,078,821	Voya Large Cap Value Fund - Class R6	27,689,894	3.0
1,434,317	Voya MidCap Opportunities Portfolio - Class I	20,883,650	2.3
1,381,350	Voya Multi-Manager Emerging Markets Equity Fund - Class I	18,482,458	2.0
3,356,867	Voya Multi-Manager International Equity Fund - Class I	41,423,736	4.5
4,790,276	Voya Multi-Manager International Factors Fund - Class I	50,824,833	5.5
2,203,681	Voya Multi-Manager Large Cap Core Portfolio - Class I	37,198,139	4.0
Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
	Affiliated Investment Companies (continued)
1,730,857	Voya Multi-Manager Mid Cap Value Fund - Class I	$20,614,504	2.2
3,019,854	Voya Short Term Bond Fund - Class R6	29,594,566	3.2
1,241,256	Voya Small Company Portfolio - Class I	27,320,054	3.0
2,586,590	Voya U.S. Bond Index Portfolio - Class I	27,391,992	3.0
4,108,261	Voya U.S. Stock Index Portfolio - Class I	64,458,621	7.0
744,775	VY® Clarion Global Real Estate Portfolio - Class I	9,302,237	1.0
241,373	VY® Clarion Real Estate Portfolio - Class I	9,114,241	1.0
5,403,701	VY® Goldman Sachs Bond Portfolio - Class I	54,685,451	5.9
1,383,084	VY® Invesco Comstock Portfolio - Class I	28,104,268	3.1
3,296,764	VY® T. Rowe Price Capital Appreciation Portfolio - Class I	91,122,569	9.9
171,830	VY® T. Rowe Price Growth Equity Portfolio - Class I	16,012,849	1.7
		875,006,637	95.0
	Unaffiliated Investment Companies: 1.5%
2,726,953	Credit Suisse Commodity Return Strategy Fund - Class I	13,689,302	1.5
	Total Mutual Funds (Cost $834,185,286)	888,695,939	96.5
	Total Investments in Securities (Cost $862,707,124)	$918,832,173	99.8
	Assets in Excess of Other Liabilities	2,169,537	0.2
	Net Assets	$921,001,710	100.0

See Accompanying Notes to Financial Statements
92

PORTFOLIO OF INVESTMENTS
Voya Solution 2025 Portfolio	as of December 31, 2017 (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2017 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2017
Asset Table
Investments, at fair value
Exchange-Traded Funds	$30,136,234	$—	$—	$30,136,234
Mutual Funds	888,695,939	—	—	888,695,939
Total Investments, at fair value	$918,832,173	$—	$—	$918,832,173
Other Financial Instruments+
Futures	487,148	—	—	487,148
Total Assets	$919,319,321	$—	$—	$919,319,321
Liabilities Table
Other Financial Instruments+
Futures	$(524,413)	$—	$—	$(524,413)
Total Liabilities	$(524,413)	$—	$—	$(524,413)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

At December 31, 2017, the following futures contracts were outstanding for Voya Solution 2025 Portfolio:
Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
Tokyo Price Index (TOPIX)	173	03/08/18	$27,898,025	$487,148
			$27,898,025	$487,148
Short Contracts
Mini MSCI EAFE Index	(182)	03/16/18	(18,614,050)	(369,899)
S&P 500 E-Mini	(70)	03/16/18	(9,366,000)	(154,514)
			$(27,980,050)	$(524,413)

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the year ended December 31, 2017, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/16	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/17	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Index Portfolio - Class I	$17,744,852	$10,454,384	$(6,413,202)	$5,986,382	$27,772,416	$301,950	$809,092	$—
Voya Floating Rate Fund - Class I	44,882,064	8,827,724	(7,639,740)	(352,448)	45,717,600	1,814,327	(221,318)	—
Voya Global Bond Fund - Class R6	52,960,688	6,288,363	(34,045,694)	2,283,732	27,487,089	1,682,658	(536,472)	—
Voya High Yield Bond Fund - Class R6	18,153,839	3,039,512	(3,101,531)	248,709	18,340,529	995,537	(134,162)	—
Voya Intermediate Bond Fund - Class R6	39,997,229	61,506,912	(13,309,413)	838,661	89,033,389	2,321,539	(34,010)	—
Voya International Index Portfolio - Class I	18,158,620	25,054,792	(14,076,492)	7,688,186	36,825,106	895,907	(269,874)	—
Voya Large Cap Growth Portfolio - Class I	35,320,276	24,418,962	(10,886,640)	6,753,848	55,606,446	344,443	530,089	3,781,317
Voya Large Cap Value Fund - Class R6	18,272,247	15,459,362	(6,168,894)	127,179	27,689,894	450,254	340,531	2,218,223
Voya MidCap Opportunities Portfolio - Class I	30,842,492	2,753,831	(18,178,223)	5,465,550	20,883,650	45,720	(876,990)	1,131,233
See Accompanying Notes to Financial Statements
93

PORTFOLIO OF INVESTMENTS
Voya Solution 2025 Portfolio	as of December 31, 2017 (continued)

Issuer	Beginning Fair Value at 12/31/16	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/17	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Multi-Manager Emerging Markets Equity Fund - Class I	8,825,764	9,626,624	(4,612,989)	4,643,059	18,482,458	254,305	501,253	—
Voya Multi-Manager International Equity Fund - Class I	53,927,891	2,752,850	(23,884,698)	8,627,693	41,423,736	701,486	208,440	218,101
Voya Multi-Manager Large Cap Core Portfolio - Class I	61,037,724	8,463,260	(35,447,228)	3,144,383	37,198,139	384,933	3,268,757	2,107,725
Voya Multi-Manager Mid Cap Value Fund - Class I	31,519,136	3,383,818	(17,843,610)	3,555,160	20,614,504	153,149	(1,607,802)	1,218,694
Voya Multi-Manager International Factors Fund - Class I	54,607,258	10,758,366	(24,829,470)	10,288,679	50,824,833	1,515,627	(2,297,144)	1,457,177
Voya Short Term Bond Fund - Class R6	19,974,891	14,122,681	(4,472,395)	(30,611)	29,594,566	487,942	(78,292)	—
Voya Small Company Portfolio - Class I	27,265,755	6,670,315	(6,804,371)	188,355	27,320,054	91,285	(58,448)	2,807,959
Voya U.S. Bond Index Portfolio - Class I	34,778,247	32,199,674	(40,207,662)	621,733	27,391,992	397,081	(460,897)	—
Voya U.S. Stock Index Portfolio - Class I	27,051,477	91,937,883	(58,623,239)	4,092,500	64,458,621	1,169,166	2,693,028	4,758,213
VY® Clarion Global Real Estate Portfolio - Class I	9,064,818	1,170,076	(1,541,581)	608,924	9,302,237	339,323	(21,132)	—
VY® Clarion Real Estate Portfolio - Class I	9,136,679	1,340,334	(1,274,346)	(88,426)	9,114,241	212,786	357,019	—
VY® Goldman Sachs Bond Portfolio - Class I	35,454,120	27,172,198	(7,917,857)	(23,010)	54,685,451	1,215,395	128,504	—
VY® Invesco Comstock Portfolio - Class I	36,833,252	2,319,458	(13,623,348)	2,574,906	28,104,268	390,439	1,839,097	—
VY® T. Rowe Price Capital Appreciation Portfolio - Class I	88,866,305	10,167,197	(15,441,850)	7,530,917	91,122,569	1,299,666	(83,635)	4,235,509
VY® T. Rowe Price Equity Income Portfolio - Class I	18,106,023	334,121	(18,367,276)	(72,868)	—	—	738,934	—
VY® T. Rowe Price Growth Equity Portfolio - Class I	35,159,519	2,732,259	(28,945,280)	7,066,351	16,012,849	8,563	(1,106,492)	1,651,116
	$827,941,166	$382,954,956	$(417,657,029)	$81,767,544	$875,006,637	$17,473,481	$3,628,076	$25,585,267

The financial statements for the above mutual fund[s] can be found at www.sec.gov.
A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2017 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets — Unrealized appreciation*	$487,148
Total Asset Derivatives		$487,148
Liability Derivatives
Equity contracts	Net Assets — Unrealized depreciation*	$524,413
Total Liability Derivatives		$524,413

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2017 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(109,819)
Total	$(109,819)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(37,265)
Total	$(37,265)

See Accompanying Notes to Financial Statements
94

PORTFOLIO OF INVESTMENTS
Voya Solution 2025 Portfolio	as of December 31, 2017 (continued)

At December 31, 2017, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at period end were:
Cost for federal income tax purposes was $880,400,340.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$59,200,989
Gross Unrealized Depreciation	(20,460,297)
Net Unrealized Appreciation	$38,740,692

See Accompanying Notes to Financial Statements
95

PORTFOLIO OF INVESTMENTS
Voya Solution 2030 Portfolio	as of December 31, 2017

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 7.4%
2,429	iShares Barclays 20+ Year Treasury Bond Fund	$308,143	1.0
6,988	iShares MSCI EMU Index Fund	303,140	0.9
6,233	iShares Russell 1000 Value Index Fund	775,011	2.5
15,716	WisdomTree Japan Hedged Equity Fund	932,430	3.0
	Total Exchange-Traded Funds (Cost $2,181,681)	2,318,724	7.4
MUTUAL FUNDS: 92.4%
	Affiliated Investment Companies: 90.9%
73,210	Voya Emerging Markets Index Portfolio - Class I	940,753	3.0
157,672	Voya Floating Rate Fund - Class I	1,549,912	4.9
76,853	Voya High Yield Bond Fund - Class R6	621,744	2.0
32,590	Voya Index Plus LargeCap Portfolio - Class I	948,705	3.0
207,287	Voya Intermediate Bond Fund - Class R6	2,095,676	6.7
59,031	Voya International Index Portfolio - Class I	633,988	2.0
91,101	Voya Large Cap Growth Portfolio - Class I	1,894,894	6.1
71,462	Voya Large Cap Value Fund - Class R6	951,870	3.0
54,021	Voya MidCap Opportunities Portfolio - Class I	786,539	2.5
70,503	Voya Multi-Manager Emerging Markets Equity Fund - Class I	943,326	3.0
151,770	Voya Multi-Manager International Equity Fund - Class I	1,872,839	6.0
206,726	Voya Multi-Manager International Factors Fund - Class I	2,193,367	7.0
Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
	Affiliated Investment Companies (continued)
75,236	Voya Multi-Manager Large Cap Core Portfolio - Class I	$1,269,987	4.1
65,203	Voya Multi-Manager Mid Cap Value Fund - Class I	776,569	2.5
56,120	Voya Small Company Portfolio - Class I	1,235,204	3.9
160,710	Voya U.S. Stock Index Portfolio - Class I	2,521,545	8.1
37,874	VY® Clarion Global Real Estate Portfolio - Class I	473,041	1.5
12,278	VY® Clarion Real Estate Portfolio - Class I	463,620	1.5
129,794	VY® Goldman Sachs Bond Portfolio - Class I	1,313,518	4.2
46,877	VY® Invesco Comstock Portfolio - Class I	952,545	3.0
111,897	VY® T. Rowe Price Capital Appreciation Portfolio - Class I	3,092,836	9.9
9,986	VY® T. Rowe Price Growth Equity Portfolio - Class I	930,569	3.0
		28,463,047	90.9
	Unaffiliated Investment Companies: 1.5%
90,468	Credit Suisse Commodity Return Strategy Fund - Class I	454,147	1.5
	Total Mutual Funds (Cost $27,362,601)	28,917,194	92.4
	Total Investments in Securities (Cost $29,544,282)	$31,235,918	99.8
	Assets in Excess of Other Liabilities	65,721	0.2
	Net Assets	$31,301,639	100.0

See Accompanying Notes to Financial Statements
96

PORTFOLIO OF INVESTMENTS
Voya Solution 2030 Portfolio	as of December 31, 2017 (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2017 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2017
Asset Table
Investments, at fair value
Exchange-Traded Funds	$2,318,724	$—	$—	$2,318,724
Mutual Funds	28,917,194	—	—	28,917,194
Total Investments, at fair value	$31,235,918	$—	$—	$31,235,918

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the year ended December 31, 2017, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/16	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/17	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Index Portfolio - Class I	$295,424	$674,234	$(142,180)	$113,275	$940,753	$6,731	$19,430	$—
Voya Floating Rate Fund - Class I	745,459	1,070,938	(245,544)	(20,941)	1,549,912	46,755	6,243	—
Voya High Yield Bond Fund - Class R6	301,238	420,771	(94,966)	(5,299)	621,744	25,613	5,749	—
Voya Index Plus LargeCap Portfolio - Class I	446,418	551,297	(157,090)	108,080	948,705	9,942	28,935	11,391
Voya Intermediate Bond Fund - Class R6	554,508	1,887,125	(360,469)	14,512	2,095,676	44,679	(1,768)	—
Voya International Index Portfolio - Class I	301,304	1,350,467	(1,048,890)	31,107	633,988	20,089	133,372	—
Voya Large Cap Growth Portfolio - Class I	660,430	1,467,755	(407,427)	174,136	1,894,894	8,953	25,645	98,286
Voya Large Cap Value Fund - Class R6	302,679	1,102,336	(406,625)	(46,520)	951,870	13,012	46,704	74,877
Voya MidCap Opportunities Portfolio - Class I	512,733	543,494	(358,096)	88,408	786,539	1,007	26,306	31,099
Voya Multi-Manager Emerging Markets Equity Fund - Class I	293,891	781,207	(254,498)	122,726	943,326	12,807	87,422	—
Voya Multi-Manager International Equity Fund - Class I	970,469	1,204,634	(505,505)	203,241	1,872,839	31,358	46,137	9,750
Voya Multi-Manager Large Cap Core Portfolio - Class I	1,192,901	1,006,342	(991,137)	61,881	1,269,987	12,501	104,496	55,693
Voya Multi-Manager Mid Cap Value Fund - Class I	522,688	573,084	(320,854)	1,651	776,569	5,704	42,171	45,393
Voya Multi-Manager International Factors Fund - Class I	981,298	1,620,600	(539,309)	130,778	2,193,367	64,673	64,325	62,179
Voya Short Term Bond Fund - Class R6	184,582	83,845	(269,473)	1,046	—	1,347	(582)	—
Voya Small Company Portfolio - Class I	451,949	1,013,861	(218,809)	(11,797)	1,235,204	2,719	33,061	83,660
Voya U.S. Bond Index Portfolio - Class I	290,509	263,629	(559,571)	5,433	—	2,531	(2,614)	—
Voya U.S. Stock Index Portfolio - Class I	812,727	2,796,445	(1,215,763)	128,136	2,521,545	41,428	88,338	102,019
VY® Clarion Global Real Estate Portfolio - Class I	226,033	297,879	(73,352)	22,481	473,041	13,308	2,184	—
VY® Clarion Real Estate Portfolio - Class I	227,661	302,537	(74,641)	8,063	463,620	8,320	3,374	—
VY® Goldman Sachs Bond Portfolio - Class I	295,098	1,194,563	(175,917)	(226)	1,313,518	22,411	(2,515)	—
VY® Invesco Comstock Portfolio - Class I	761,426	671,919	(508,891)	28,091	952,545	12,442	98,017	—
VY® T. Rowe Price Capital Appreciation Portfolio - Class I	1,477,146	1,968,333	(495,621)	142,978	3,092,836	42,151	19,407	110,114
VY® T. Rowe Price Equity Income Portfolio - Class I	300,141	115,970	(412,053)	(4,058)	—	—	16,807	—
VY® T. Rowe Price Growth Equity Portfolio - Class I	657,787	690,631	(507,581)	89,732	930,569	395	61,444	76,086
	$13,766,499	$23,653,896	$(10,344,262)	$1,386,914	$28,463,047	$450,876	$952,088	$760,547

The financial statements for the above mutual fund[s] can be found at www.sec.gov.
See Accompanying Notes to Financial Statements
97

PORTFOLIO OF INVESTMENTS
Voya Solution 2030 Portfolio	as of December 31, 2017 (continued)

At December 31, 2017, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at period end were:
Cost for federal income tax purposes was $29,622,068.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$1,729,413
Gross Unrealized Depreciation	(115,563)
Net Unrealized Appreciation	$1,613,850

See Accompanying Notes to Financial Statements
98

PORTFOLIO OF INVESTMENTS
Voya Solution 2035 Portfolio	as of December 31, 2017

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 3.5%
211,536	iShares MSCI EMU Index Fund	$9,176,431	1.0
188,667	iShares Russell 1000 Value Index Fund	23,458,855	2.5
	Total Exchange-Traded Funds (Cost $30,474,295)	32,635,286	3.5
MUTUAL FUNDS: 96.3%
	Affiliated Investment Companies: 94.8%
2,176,182	Voya Emerging Markets Index Portfolio - Class I	27,963,942	3.0
4,681,679	Voya Floating Rate Fund - Class I	46,020,909	4.9
2,282,008	Voya High Yield Bond Fund - Class R6	18,461,448	2.0
967,893	Voya Index Plus LargeCap Portfolio - Class I	28,175,352	3.0
4,734,144	Voya Intermediate Bond Fund - Class R6	47,862,192	5.1
4,314,573	Voya International Index Portfolio - Class I	46,338,518	5.0
3,143,020	Voya Large Cap Growth Portfolio - Class I	65,374,808	7.0
2,087,516	Voya Large Cap Value Fund - Class R6	27,805,710	3.0
2,245,721	Voya MidCap Opportunities Portfolio - Class I	32,697,693	3.5
2,781,733	Voya Multi-Manager Emerging Markets Equity Fund - Class I	37,219,584	4.0
5,256,733	Voya Multi-Manager International Equity Fund - Class I	64,868,082	7.0
6,137,370	Voya Multi-Manager International Factors Fund - Class I	65,117,493	7.0
Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
	Affiliated Investment Companies (continued)
4,343,922	Voya Multi-Manager Large Cap Core Portfolio - Class I	$73,325,404	7.9
2,710,313	Voya Multi-Manager Mid Cap Value Fund - Class I	32,279,828	3.5
1,666,113	Voya Small Company Portfolio - Class I	36,671,155	3.9
4,733,279	Voya U.S. Stock Index Portfolio - Class I	74,265,145	8.0
1,124,497	VY® Clarion Global Real Estate Portfolio - Class I	14,044,966	1.5
364,477	VY® Clarion Real Estate Portfolio - Class I	13,762,642	1.5
1,856,177	VY® Invesco Comstock Portfolio - Class I	37,717,518	4.1
2,325,553	VY® T. Rowe Price Capital Appreciation Portfolio - Class I	64,278,276	6.9
296,469	VY® T. Rowe Price Growth Equity Portfolio - Class I	27,627,985	3.0
		881,878,650	94.8
	Unaffiliated Investment Companies: 1.5%
2,736,268	Credit Suisse Commodity Return Strategy Fund - Class I	13,736,066	1.5
	Total Mutual Funds (Cost $816,271,814)	895,614,716	96.3
	Total Investments in Securities (Cost $846,746,109)	$928,250,002	99.8
	Assets in Excess of Other Liabilities	2,278,194	0.2
	Net Assets	$930,528,196	100.0

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2017 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2017
Asset Table
Investments, at fair value
Exchange-Traded Funds	$32,635,286	$—	$—	$32,635,286
Mutual Funds	895,614,716	—	—	895,614,716
Total Investments, at fair value	$928,250,002	$—	$—	$928,250,002

See Accompanying Notes to Financial Statements
99

PORTFOLIO OF INVESTMENTS
Voya Solution 2035 Portfolio	as of December 31, 2017 (continued)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2017
Other Financial Instruments+
Futures	489,964	—	—	489,964
Total Assets	$928,739,966	$—	$—	$928,739,966
Liabilities Table
Other Financial Instruments+
Futures	$(526,446)	$—	$—	$(526,446)
Total Liabilities	$(526,446)	$—	$—	$(526,446)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

At December 31, 2017, the following futures contracts were outstanding for Voya Solution 2035 Portfolio:
Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
Tokyo Price Index (TOPIX)	174	03/08/18	$28,059,286	$489,964
			$28,059,286	$489,964
Short Contracts
Mini MSCI EAFE Index	(183)	03/16/18	(18,716,325)	(371,932)
S&P 500 E-Mini	(70)	03/16/18	(9,366,000)	(154,514)
			$(28,082,325)	$(526,446)

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the year ended December 31, 2017, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/16	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/17	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Index Portfolio - Class I	$16,866,148	$10,455,201	$(5,292,486)	$5,935,079	$27,963,942	$291,680	$664,683	$—
Voya Floating Rate Fund - Class I	42,658,867	10,118,301	(6,367,955)	(388,304)	46,020,909	1,778,845	(182,207)	—
Voya High Yield Bond Fund - Class R6	17,254,641	3,578,871	(2,427,501)	55,437	18,461,448	967,057	46,799	—
Voya Index Plus LargeCap Portfolio - Class I	25,570,146	2,268,831	(4,474,792)	4,317,612	28,175,352	430,767	171,180	493,555
Voya Intermediate Bond Fund - Class R6	24,922,276	28,002,201	(5,525,107)	462,822	47,862,192	1,259,733	(5,782)	—
Voya International Index Portfolio - Class I	17,260,051	37,669,367	(17,729,477)	9,138,577	46,338,518	1,081,717	63,610	—
Voya Large Cap Growth Portfolio - Class I	50,356,044	33,021,753	(24,968,617)	6,965,628	65,374,808	334,329	2,957,122	3,670,284
Voya Large Cap Value Fund - Class R6	25,385,505	8,904,152	(7,131,837)	647,890	27,805,710	486,625	11,972	2,221,476
Voya MidCap Opportunities Portfolio - Class I	29,314,584	3,817,657	(6,352,028)	5,917,480	32,697,693	44,000	(682,196)	1,700,184
Voya Multi-Manager Emerging Markets Equity Fund - Class I	33,554,846	2,214,280	(10,471,867)	11,922,325	37,219,584	510,706	885,514	—
Voya Multi-Manager International Equity Fund - Class I	81,160,453	4,998,761	(37,119,692)	15,828,560	64,868,082	1,095,490	(2,464,059)	340,601
Voya Multi-Manager Large Cap Core Portfolio - Class I	73,362,446	12,531,513	(21,816,400)	9,247,845	73,325,404	753,069	87,050	4,028,350
Voya Multi-Manager Mid Cap Value Fund - Class I	29,956,636	5,608,119	(6,590,208)	3,305,281	32,279,828	239,153	(1,045,636)	1,903,081
Voya Multi-Manager International Factors Fund - Class I	64,880,186	18,803,837	(31,267,309)	12,700,779	65,117,493	1,936,533	(3,382,796)	1,861,851
Voya Small Company Portfolio - Class I	25,915,169	17,420,007	(6,027,578)	(142,888)	36,671,155	117,801	490,083	3,623,656
Voya U.S. Bond Index Portfolio - Class I	8,158,275	1,243,054	(9,603,808)	202,479	—	62,681	(140,629)	—
Voya U.S. Stock Index Portfolio - Class I	34,280,199	61,759,752	(26,937,525)	5,162,719	74,265,145	1,257,721	1,810,008	3,774,674
See Accompanying Notes to Financial Statements
100

PORTFOLIO OF INVESTMENTS
Voya Solution 2035 Portfolio	as of December 31, 2017 (continued)

Issuer	Beginning Fair Value at 12/31/16	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/17	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
VY® Clarion Global Real Estate Portfolio - Class I	12,925,541	2,112,742	(1,841,460)	848,143	14,044,966	494,080	14,265	—
VY® Clarion Real Estate Portfolio - Class I	13,028,119	2,250,193	(1,384,247)	(131,423)	13,762,642	309,705	525,875	—
VY® Invesco Comstock Portfolio - Class I	43,755,087	3,067,127	(13,310,963)	4,206,267	37,717,518	518,891	1,481,354	—
VY® T. Rowe Price Capital Appreciation Portfolio - Class I	59,125,635	8,820,837	(8,997,890)	5,329,694	64,278,276	909,624	(337,843)	2,876,845
VY® T. Rowe Price Growth Equity Portfolio - Class I	50,126,572	5,471,287	(33,160,752)	5,190,878	27,627,985	19,030	3,261,540	3,669,693
	$779,817,426	$284,137,843	$(288,799,499)	$106,722,880	$881,878,650	$14,899,237	$4,229,907	$30,164,250

The financial statements for the above mutual fund[s] can be found at www.sec.gov.
A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2017 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets — Unrealized appreciation*	$489,964
Total Asset Derivatives		$489,964
Liability Derivatives
Equity contracts	Net Assets — Unrealized depreciation*	$526,446
Total Liability Derivatives		$526,446

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2017 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(76,753)
Total	$(76,753)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(36,482)
Total	$(36,482)

At December 31, 2017, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at period end were:
Cost for federal income tax purposes was $861,136,529.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$83,852,548
Gross Unrealized Depreciation	(16,429,535)
Net Unrealized Appreciation	$67,423,013

See Accompanying Notes to Financial Statements
101

PORTFOLIO OF INVESTMENTS
Voya Solution 2040 Portfolio	as of December 31, 2017

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 6.9%
5,315	iShares MSCI EMU Index Fund	$230,565	1.0
5,689	iShares Russell 1000 Value Index Fund	707,370	2.9
11,953	WisdomTree Japan Hedged Equity Fund	709,171	3.0
	Total Exchange-Traded Funds (Cost $1,532,661)	1,647,106	6.9
MUTUAL FUNDS: 92.9%
	Affiliated Investment Companies: 91.5%
55,769	Voya Emerging Markets Index Portfolio - Class I	716,631	3.0
72,129	Voya Floating Rate Fund - Class I	709,033	3.0
58,598	Voya High Yield Bond Fund - Class R6	474,061	2.0
24,841	Voya Index Plus LargeCap Portfolio - Class I	723,119	3.0
52,602	Voya Intermediate Bond Fund - Class R6	531,804	2.2
67,298	Voya International Index Portfolio - Class I	722,786	3.0
98,366	Voya Large Cap Growth Portfolio - Class I	2,046,017	8.6
63,685	Voya Large Cap Value Fund - Class R6	848,290	3.5
65,872	Voya MidCap Opportunities Portfolio - Class I	959,098	4.0
80,574	Voya Multi-Manager Emerging Markets Equity Fund - Class I	1,078,082	4.5
154,254	Voya Multi-Manager International Equity Fund - Class I	1,903,492	8.0
Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
	Affiliated Investment Companies (continued)
157,565	Voya Multi-Manager International Factors Fund - Class I	$1,671,763	7.0
122,130	Voya Multi-Manager Large Cap Core Portfolio - Class I	2,061,552	8.6
79,528	Voya Multi-Manager Mid Cap Value Fund - Class I	947,181	4.0
53,467	Voya Small Company Portfolio - Class I	1,176,801	4.9
76,497	Voya U.S. Stock Index Portfolio - Class I	1,200,241	5.0
28,869	VY® Clarion Global Real Estate Portfolio - Class I	360,576	1.5
9,362	VY® Clarion Real Estate Portfolio - Class I	353,513	1.5
53,595	VY® Invesco Comstock Portfolio - Class I	1,089,042	4.5
57,587	VY® T. Rowe Price Capital Appreciation Portfolio - Class I	1,591,703	6.7
7,611	VY® T. Rowe Price Growth Equity Portfolio - Class I	709,249	3.0
		21,874,034	91.5
	Unaffiliated Investment Companies: 1.4%
68,783	Credit Suisse Commodity Return Strategy Fund - Class I	345,291	1.4
	Total Mutual Funds (Cost $20,745,852)	22,219,325	92.9
	Total Investments in Securities (Cost $22,278,513)	$23,866,431	99.8
	Assets in Excess of Other Liabilities	54,263	0.2
	Net Assets	$23,920,694	100.0

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2017 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2017
Asset Table
Investments, at fair value
Exchange-Traded Funds	$1,647,106	$—	$—	$1,647,106
Mutual Funds	22,219,325	—	—	22,219,325
Total Investments, at fair value	$23,866,431	$—	$—	$23,866,431

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements
102

PORTFOLIO OF INVESTMENTS
Voya Solution 2040 Portfolio	as of December 31, 2017 (continued)

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the year ended December 31, 2017, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/16	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/17	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Index Portfolio - Class I	$221,519	$555,587	$(149,544)	$89,069	$716,631	$6,386	$20,496	$—
Voya Floating Rate Fund - Class I	223,466	664,161	(169,522)	(9,072)	709,033	21,073	2,523	—
Voya High Yield Bond Fund - Class R6	225,811	370,235	(115,840)	(6,145)	474,061	21,177	6,955	—
Voya Index Plus LargeCap Portfolio - Class I	223,215	591,669	(160,437)	68,672	723,119	9,444	28,385	10,820
Voya Intermediate Bond Fund - Class R6	310,200	456,173	(244,692)	10,123	531,804	14,793	(3,437)	—
Voya International Index Portfolio - Class I	226,038	1,393,751	(949,172)	52,169	722,786	23,860	122,717	—
Voya Large Cap Growth Portfolio - Class I	715,185	1,995,791	(839,851)	174,892	2,046,017	7,601	71,266	83,446
Voya Large Cap Value Fund - Class R6	310,586	1,259,939	(687,378)	(34,857)	848,290	12,483	41,789	63,534
Voya MidCap Opportunities Portfolio - Class I	549,225	750,018	(447,132)	106,987	959,098	1,290	32,458	43,143
Voya Multi-Manager Emerging Markets Equity Fund - Class I	440,717	800,034	(336,948)	174,279	1,078,082	14,177	112,566	—
Voya Multi-Manager International Equity Fund - Class I	1,063,770	1,292,952	(679,146)	225,916	1,903,492	31,037	72,836	9,650
Voya Multi-Manager Large Cap Core Portfolio - Class I	1,037,212	1,984,687	(1,089,096)	128,749	2,061,552	20,628	83,178	101,190
Voya Multi-Manager Mid Cap Value Fund - Class I	560,142	782,493	(393,879)	(1,575)	947,181	6,776	58,625	53,918
Voya Multi-Manager International Factors Fund - Class I	849,580	1,320,527	(607,638)	109,294	1,671,763	48,007	74,313	46,156
Voya Small Company Portfolio - Class I	451,996	1,070,909	(313,408)	(32,696)	1,176,801	3,224	34,995	99,175
Voya U.S. Stock Index Portfolio - Class I	448,696	1,226,648	(541,293)	66,190	1,200,241	20,058	50,381	57,170
VY® Clarion Global Real Estate Portfolio - Class I	169,529	263,815	(90,580)	17,812	360,576	11,249	1,516	—
VY® Clarion Real Estate Portfolio - Class I	170,768	266,799	(90,442)	6,388	353,513	7,037	1,695	—
VY® Invesco Comstock Portfolio - Class I	514,188	753,120	(253,768)	75,502	1,089,042	14,531	66,253	—
VY® T. Rowe Price Capital Appreciation Portfolio - Class I	747,382	1,166,392	(401,545)	79,474	1,591,703	21,977	12,888	63,045
VY® T. Rowe Price Growth Equity Portfolio - Class I	712,200	977,112	(1,032,143)	52,080	709,249	597	104,224	115,443
	$10,171,425	$19,942,812	$(9,593,454)	$1,353,251	$21,874,034	$317,405	$996,622	$746,690

The financial statements for the above mutual fund[s] can be found at www.sec.gov.
At December 31, 2017, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at period end were:
Cost for federal income tax purposes was $22,346,488.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$1,610,758
Gross Unrealized Depreciation	(90,815)
Net Unrealized Appreciation	$1,519,943

See Accompanying Notes to Financial Statements
103

PORTFOLIO OF INVESTMENTS
Voya Solution 2045 Portfolio	as of December 31, 2017

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 5.0%
157,366	iShares MSCI EMU Index Fund	$6,826,537	1.0
224,566	iShares Russell 1000 Value Index Fund	27,922,536	4.0
	Total Exchange-Traded Funds (Cost $30,902,349)	34,749,073	5.0
MUTUAL FUNDS: 94.8%
	Affiliated Investment Companies: 93.3%
1,616,890	Voya Emerging Markets Index Portfolio - Class I	20,777,032	3.0
1,217,454	Voya Floating Rate Fund - Class I	11,967,575	1.7
719,133	Voya Index Plus LargeCap Portfolio - Class I	20,933,949	3.0
2,874,973	Voya Intermediate Bond Fund - Class R6	29,065,981	4.2
3,846,847	Voya International Index Portfolio - Class I	41,315,142	6.0
3,503,165	Voya Large Cap Growth Portfolio - Class I	72,865,831	10.5
2,062,437	Voya Large Cap Value Fund - Class R6	27,471,662	4.0
2,383,525	Voya MidCap Opportunities Portfolio - Class I	34,704,127	5.0
2,583,556	Voya Multi-Manager Emerging Markets Equity Fund - Class I	34,567,986	5.0
5,021,645	Voya Multi-Manager International Equity Fund - Class I	61,967,101	8.9
3,908,548	Voya Multi-Manager International Factors Fund - Class I	41,469,698	6.0
Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
	Affiliated Investment Companies (continued)
4,139,901	Voya Multi-Manager Large Cap Core Portfolio - Class I	$69,881,536	10.1
2,876,728	Voya Multi-Manager Mid Cap Value Fund - Class I	34,261,826	4.9
1,547,316	Voya Small Company Portfolio - Class I	34,056,436	4.9
2,197,300	Voya U.S. Stock Index Portfolio - Class I	34,475,635	5.0
835,499	VY® Clarion Global Real Estate Portfolio - Class I	10,435,378	1.5
270,814	VY® Clarion Real Estate Portfolio - Class I	10,225,929	1.5
1,723,834	VY® Invesco Comstock Portfolio - Class I	35,028,298	5.1
220,232	VY® T. Rowe Price Growth Equity Portfolio - Class I	20,523,413	3.0
		645,994,535	93.3
	Unaffiliated Investment Companies: 1.5%
2,035,714	Credit Suisse Commodity Return Strategy Fund - Class I	10,219,284	1.5
	Total Mutual Funds (Cost $590,626,206)	656,213,819	94.8
	Total Investments in Securities (Cost $621,528,555)	$690,962,892	99.8
	Assets in Excess of Other Liabilities	1,713,783	0.2
	Net Assets	$692,676,675	100.0

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2017 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2017
Asset Table
Investments, at fair value
Exchange-Traded Funds	$34,749,073	$—	$—	$34,749,073
Mutual Funds	656,213,819	—	—	656,213,819
Total Investments, at fair value	$690,962,892	$—	$—	$690,962,892
Other Financial Instruments+
Futures	363,249	—	—	363,249
Total Assets	$691,326,141	$—	$—	$691,326,141

See Accompanying Notes to Financial Statements
104

PORTFOLIO OF INVESTMENTS
Voya Solution 2045 Portfolio	as of December 31, 2017 (continued)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2017
Liabilities Table
Other Financial Instruments+
Futures	$(391,189)	$—	$—	$(391,189)
Total Liabilities	$(391,189)	$—	$—	$(391,189)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

At December 31, 2017, the following futures contracts were outstanding for Voya Solution 2045 Portfolio:
Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
Tokyo Price Index (TOPIX)	129	03/08/18	$20,802,574	$363,249
			$20,802,574	$363,249
Short Contracts
Mini MSCI EAFE Index	(136)	03/16/18	(13,909,400)	(276,407)
S&P 500 E-Mini	(52)	03/16/18	(6,957,600)	(114,782)
			$(20,867,000)	$(391,189)

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the year ended December 31, 2017, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/16	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/17	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Index Portfolio - Class I	$12,191,320	$8,182,391	$(3,926,817)	$4,330,138	$20,777,032	$213,884	$514,725	$—
Voya Floating Rate Fund - Class I	10,791,393	2,988,363	(1,715,273)	(96,908)	11,967,575	456,802	(49,615)	—
Voya Index Plus LargeCap Portfolio - Class I	18,482,193	2,126,983	(2,876,256)	3,177,848	20,933,949	315,877	460,168	361,920
Voya Intermediate Bond Fund - Class R6	16,592,861	16,079,769	(3,909,760)	303,111	29,065,981	780,594	(11,690)	—
Voya International Index Portfolio - Class I	21,831,955	29,116,948	(18,451,785)	8,818,024	41,315,142	951,787	(443,252)	—
Voya Large Cap Growth Portfolio - Class I	45,501,803	40,165,271	(20,273,668)	7,472,425	72,865,831	308,118	2,820,677	3,382,535
Voya Large Cap Value Fund - Class R6	24,300,952	10,491,008	(7,762,678)	442,380	27,471,662	480,513	196,768	2,183,949
Voya MidCap Opportunities Portfolio - Class I	33,300,071	4,909,438	(10,244,991)	6,739,609	34,704,127	50,698	(949,679)	1,782,328
Voya Multi-Manager Emerging Markets Equity Fund - Class I	24,254,360	8,124,161	(7,661,369)	9,850,834	34,567,986	473,033	851,513	—
Voya Multi-Manager International Equity Fund - Class I	61,751,601	11,225,842	(22,820,042)	11,809,700	61,967,101	1,043,657	(271,767)	324,486
Voya Multi-Manager Large Cap Core Portfolio - Class I	61,745,716	10,216,374	(9,059,010)	6,978,456	69,881,536	716,736	1,373,403	3,830,838
Voya Multi-Manager Mid Cap Value Fund - Class I	34,023,643	6,127,466	(9,540,181)	3,650,898	34,261,826	253,149	(1,179,502)	2,014,457
Voya Multi-Manager International Factors Fund - Class I	46,893,089	7,704,736	(22,184,321)	9,056,194	41,469,698	1,229,936	(2,705,343)	1,182,502
Voya Small Company Portfolio - Class I	24,974,157	15,125,896	(6,028,954)	8,518	34,056,436	107,940	(41,374)	3,320,367
Voya U.S. Stock Index Portfolio - Class I	17,489,407	34,397,682	(19,444,229)	2,032,775	34,475,635	587,532	1,302,945	1,836,711
VY® Clarion Global Real Estate Portfolio - Class I	9,343,586	1,884,592	(1,414,981)	622,181	10,435,378	363,729	12,726	—
VY® Clarion Real Estate Portfolio - Class I	9,417,718	1,948,629	(1,047,092)	(93,326)	10,225,929	228,010	380,614	—
VY® Invesco Comstock Portfolio - Class I	31,618,719	4,643,606	(5,406,960)	4,172,933	35,028,298	479,962	912,351	—
VY® T. Rowe Price Growth Equity Portfolio - Class I	45,295,086	7,051,540	(37,329,666)	5,506,453	20,523,413	20,933	1,626,436	4,036,315
	$549,799,630	$222,510,695	$(211,098,033)	$84,782,243	$645,994,535	$9,062,890	$4,800,104	$24,256,408

The financial statements for the above mutual fund[s] can be found at www.sec.gov.
See Accompanying Notes to Financial Statements
105

PORTFOLIO OF INVESTMENTS
Voya Solution 2045 Portfolio	as of December 31, 2017 (continued)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2017 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets — Unrealized appreciation*	$363,249
Total Asset Derivatives		$363,249
Liability Derivatives
Equity contracts	Net Assets — Unrealized depreciation*	$391,189
Total Liability Derivatives		$391,189

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2017 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(46,273)
Total	$(46,273)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(27,940)
Total	$(27,940)

At December 31, 2017, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at period end were:
Cost for federal income tax purposes was $631,812,404.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$70,724,603
Gross Unrealized Depreciation	(11,345,652)
Net Unrealized Appreciation	$59,378,951

See Accompanying Notes to Financial Statements
106

PORTFOLIO OF INVESTMENTS
Voya Solution 2050 Portfolio	as of December 31, 2017

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 7.7%
3,804	iShares MSCI EMU Index Fund	$165,017	0.9
5,428	iShares Russell 1000 Value Index Fund	674,918	3.9
8,554	WisdomTree Japan Hedged Equity Fund	507,509	2.9
	Total Exchange-Traded Funds (Cost $1,259,756)	1,347,444	7.7
MUTUAL FUNDS: 92.1%
	Affiliated Investment Companies: 90.7%
40,683	Voya Emerging Markets Index Portfolio - Class I	522,773	3.0
18,085	Voya Index Plus LargeCap Portfolio - Class I	526,443	3.0
68,090	Voya Intermediate Bond Fund - Class R6	688,393	4.0
74,044	Voya International Index Portfolio - Class I	795,233	4.6
84,257	Voya Large Cap Growth Portfolio - Class I	1,752,542	10.1
53,983	Voya Large Cap Value Fund - Class R6	719,055	4.1
65,958	Voya MidCap Opportunities Portfolio - Class I	960,355	5.5
71,921	Voya Multi-Manager Emerging Markets Equity Fund - Class I	962,309	5.5
140,425	Voya Multi-Manager International Equity Fund - Class I	1,732,844	9.9
90,164	Voya Multi-Manager International Factors Fund - Class I	956,636	5.5
Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
	Affiliated Investment Companies (continued)
104,829	Voya Multi-Manager Large Cap Core Portfolio - Class I	$1,769,516	10.1
79,635	Voya Multi-Manager Mid Cap Value Fund - Class I	948,448	5.4
38,947	Voya Small Company Portfolio - Class I	857,232	4.9
44,772	Voya U.S. Stock Index Portfolio - Class I	702,479	4.0
21,021	VY® Clarion Global Real Estate Portfolio - Class I	262,548	1.5
6,818	VY® Clarion Real Estate Portfolio - Class I	257,431	1.5
43,354	VY® Invesco Comstock Portfolio - Class I	880,949	5.1
5,542	VY® T. Rowe Price Growth Equity Portfolio - Class I	516,444	3.0
		15,811,630	90.7
	Unaffiliated Investment Companies: 1.4%
49,247	Credit Suisse Commodity Return Strategy Fund - Class I	247,222	1.4
	Total Mutual Funds (Cost $14,858,943)	16,058,852	92.1
	Total Investments in Securities (Cost $16,118,699)	$17,406,296	99.8
	Assets in Excess of Other Liabilities	35,464	0.2
	Net Assets	$17,441,760	100.0

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2017 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2017
Asset Table
Investments, at fair value
Exchange-Traded Funds	$1,347,444	$—	$—	$1,347,444
Mutual Funds	16,058,852	—	—	16,058,852
Total Investments, at fair value	$17,406,296	$—	$—	$17,406,296

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements
107

PORTFOLIO OF INVESTMENTS
Voya Solution 2050 Portfolio	as of December 31, 2017 (continued)

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the year ended December 31, 2017, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/16	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/17	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Index Portfolio - Class I	$133,962	$382,889	$(54,128)	$60,050	$522,773	$3,512	$7,954	$—
Voya Floating Rate Fund - Class I	118,500	66,973	(183,394)	(2,079)	—	2,069	1,272	—
Voya Index Plus LargeCap Portfolio - Class I	202,920	313,843	(52,064)	61,744	526,443	5,187	9,547	5,943
Voya Intermediate Bond Fund - Class R6	186,205	578,825	(82,285)	5,648	688,393	14,386	(1,580)	—
Voya International Index Portfolio - Class I	239,638	1,042,558	(547,118)	60,155	795,233	16,984	79,690	—
Voya Large Cap Growth Portfolio - Class I	499,922	1,499,767	(401,221)	154,074	1,752,542	5,596	31,564	61,427
Voya Large Cap Value Fund - Class R6	282,360	879,912	(408,738)	(34,479)	719,055	10,232	37,505	54,257
Voya MidCap Opportunities Portfolio - Class I	365,814	604,457	(113,407)	103,491	960,355	774	5,675	36,949
Voya Multi-Manager Emerging Markets Equity Fund - Class I	266,542	717,628	(160,891)	139,030	962,309	12,757	62,938	—
Voya Multi-Manager International Equity Fund - Class I	678,115	1,174,605	(299,489)	179,613	1,732,844	28,412	30,512	8,834
Voya Multi-Manager Large Cap Core Portfolio - Class I	687,068	1,373,644	(404,780)	113,584	1,769,516	17,290	40,455	75,521
Voya Multi-Manager Mid Cap Value Fund - Class I	373,341	653,927	(100,604)	21,784	948,448	6,822	19,996	54,290
Voya Multi-Manager International Facotrs Fund - Class I	514,629	617,916	(241,459)	65,550	956,636	27,624	25,237	26,558
Voya Small Company Portfolio - Class I	274,008	684,806	(102,689)	1,107	857,232	1,772	14,411	54,543
Voya U.S. Stock Index Portfolio - Class I	204,028	690,409	(227,642)	35,684	702,479	11,586	23,567	30,051
VY® Clarion Global Real Estate Portfolio - Class I	102,638	173,301	(24,724)	11,333	262,548	7,121	1,405	—
VY® Clarion Real Estate Portfolio - Class I	103,429	174,507	(24,647)	4,142	257,431	4,449	1,599	—
VY® Invesco Comstock Portfolio - Class I	346,564	545,041	(89,566)	78,910	880,949	11,383	27,902	—
VY® T. Rowe Price Growth Equity Portfolio - Class I	497,773	680,513	(691,276)	29,434	516,444	421	65,391	81,344
	$6,077,456	$12,855,521	$(4,210,122)	$1,088,775	$15,811,630	$188,377	$485,040	$489,717

The financial statements for the above mutual fund[s] can be found at www.sec.gov.
At December 31, 2017, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at period end were:
Cost for federal income tax purposes was $16,176,105.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$1,305,830
Gross Unrealized Depreciation	(75,639)
Net Unrealized Appreciation	$1,230,191

See Accompanying Notes to Financial Statements
108

PORTFOLIO OF INVESTMENTS
Voya Solution 2055 Portfolio	as of December 31, 2017

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 4.9%
41,069	iShares MSCI EMU Index Fund	$1,781,573	0.9
58,607	iShares Russell 1000 Value Index Fund	7,287,195	4.0
	Total Exchange-Traded Funds (Cost $8,139,542)	9,068,768	4.9
MUTUAL FUNDS: 94.8%
	Affiliated Investment Companies: 93.3%
426,084	Voya Emerging Markets Index Portfolio - Class I	5,475,181	3.0
189,445	Voya Index Plus LargeCap Portfolio - Class I	5,514,741	3.0
712,930	Voya Intermediate Bond Fund - Class R6	7,207,720	3.9
1,098,062	Voya International Index Portfolio - Class I	11,793,184	6.5
882,606	Voya Large Cap Growth Portfolio - Class I	18,358,198	10.0
548,642	Voya Large Cap Value Fund - Class R6	7,307,918	4.0
690,761	Voya MidCap Opportunities Portfolio - Class I	10,057,476	5.5
748,901	Voya Multi-Manager Emerging Markets Equity Fund - Class I	10,020,297	5.5
1,475,883	Voya Multi-Manager International Equity Fund - Class I	18,212,399	10.0
944,032	Voya Multi-Manager International Factors Fund - Class I	10,016,175	5.5
Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
	Affiliated Investment Companies (continued)
1,093,461	Voya Multi-Manager Large Cap Core Portfolio - Class I	$18,457,614	10.1
833,757	Voya Multi-Manager Mid Cap Value Fund - Class I	9,930,042	5.4
407,703	Voya Small Company Portfolio - Class I	8,973,535	4.9
581,696	Voya U.S. Stock Index Portfolio - Class I	9,126,805	5.0
220,123	VY® Clarion Global Real Estate Portfolio - Class I	2,749,338	1.5
71,357	VY® Clarion Real Estate Portfolio - Class I	2,694,436	1.5
454,146	VY® Invesco Comstock Portfolio - Class I	9,228,238	5.0
58,024	VY® T. Rowe Price Growth Equity Portfolio - Class I	5,407,241	3.0
		170,530,538	93.3
	Unaffiliated Investment Companies: 1.5%
531,407	Credit Suisse Commodity Return Strategy Fund - Class I	2,667,665	1.5
	Total Mutual Funds (Cost $154,531,304)	173,198,203	94.8
	Total Investments in Securities (Cost $162,670,846)	$182,266,971	99.7
	Assets in Excess of Other Liabilities	492,574	0.3
	Net Assets	$182,759,545	100.0

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2017 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2017
Asset Table
Investments, at fair value
Exchange-Traded Funds	$9,068,768	$—	$—	$9,068,768
Mutual Funds	173,198,203	—	—	173,198,203
Total Investments, at fair value	$182,266,971	$—	$—	$182,266,971
Other Financial Instruments+
Futures	95,740	—	—	95,740
Total Assets	$182,362,711	$—	$—	$182,362,711

See Accompanying Notes to Financial Statements
109

PORTFOLIO OF INVESTMENTS
Voya Solution 2055 Portfolio	as of December 31, 2017 (continued)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2017
Liabilities Table
Other Financial Instruments+
Futures	$(104,070)	$—	$—	$(104,070)
Total Liabilities	$(104,070)	$—	$—	$(104,070)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the year ended December 31, 2017, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/16	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/17	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Index Portfolio - Class I	$2,794,820	$2,538,591	$(927,614)	$1,069,384	$5,475,181	$51,239	$117,588	$—
Voya Index Plus LargeCap Portfolio - Class I	4,235,905	1,147,678	(753,142)	797,596	5,514,741	75,674	24,239	86,704
Voya Intermediate Bond Fund - Class R6	3,827,221	4,160,935	(848,493)	68,057	7,207,720	185,030	(744)	—
Voya International Index Portfolio - Class I	5,003,550	8,223,501	(3,382,716)	1,948,849	11,793,184	247,044	165,756	—
Voya Large Cap Growth Portfolio - Class I	10,430,145	11,560,399	(6,153,145)	2,520,799	18,358,198	71,094	(51,343)	780,472
Voya Large Cap Value Fund - Class R6	5,632,760	3,436,748	(1,764,991)	3,401	7,307,918	121,940	127,649	573,630
Voya MidCap Opportunities Portfolio - Class I	7,633,349	2,456,986	(1,696,251)	1,663,392	10,057,476	11,991	(190,058)	482,464
Voya Multi-Manager Emerging Markets Equity Fund - Class I	5,560,357	3,852,096	(2,016,299)	2,624,143	10,020,297	136,236	138,338	—
Voya Multi-Manager International Equity Fund - Class I	14,154,056	6,490,726	(5,880,590)	3,448,207	18,212,399	303,595	(485,634)	94,392
Voya Multi-Manager Large Cap Core Portfolio - Class I	14,151,297	4,659,007	(2,320,619)	1,967,929	18,457,614	186,726	83,259	947,433
Voya Multi-Manager Mid Cap Value Fund - Class I	7,797,265	3,014,840	(1,747,806)	865,743	9,930,042	72,901	(245,986)	580,119
Voya Multi-Manager International Factors Fund - Class I	10,746,843	2,457,523	(5,163,339)	1,975,148	10,016,175	295,171	(531,716)	283,787
Voya Small Company Portfolio - Class I	5,723,080	4,618,682	(1,333,599)	52,076	8,973,535	25,859	64,894	795,490
Voya U.S. Stock Index Portfolio - Class I	9,833,036	3,406,913	(4,886,927)	773,783	9,126,805	154,006	462,076	457,489
VY® Clarion Global Real Estate Portfolio - Class I	2,141,682	782,293	(332,368)	157,731	2,749,338	90,062	1,627	—
VY® Clarion Real Estate Portfolio - Class I	2,158,379	796,674	(298,483)	37,866	2,694,436	56,427	35,511	—
VY® Invesco Comstock Portfolio - Class I	7,244,202	2,185,672	(1,328,603)	1,126,967	9,228,238	124,618	155,609	—
VY® T. Rowe Price Growth Equity Portfolio - Class I	10,383,318	2,978,868	(9,504,993)	1,550,048	5,407,241	5,238	104,512	1,009,970
	$129,451,265	$68,768,132	$(50,339,978)	$22,651,119	$170,530,538	$2,214,851	$(24,423)	$6,091,950

The financial statements for the above mutual fund[s] can be found at www.sec.gov.
At December 31, 2017, the following futures contracts were outstanding for Voya Solution 2055 Portfolio:
Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
Tokyo Price Index (TOPIX)	34	03/08/18	$5,482,849	$95,740
			$5,482,849	$95,740
Short Contracts
Mini MSCI EAFE Index	(36)	03/16/18	(3,681,900)	(73,167)
S&P 500 E-Mini	(14)	03/16/18	(1,873,200)	(30,903)
			$(5,555,100)	$(104,070)

See Accompanying Notes to Financial Statements
110

PORTFOLIO OF INVESTMENTS
Voya Solution 2055 Portfolio	as of December 31, 2017 (continued)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2017 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets — Unrealized appreciation*	$95,740
Total Asset Derivatives		$95,740
Liability Derivatives
Equity contracts	Net Assets — Unrealized depreciation*	$104,070
Total Liability Derivatives		$104,070

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2017 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(1,905)
Total	$(1,905)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(8,330)
Total	$(8,330)

At December 31, 2017, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at period end were:
Cost for federal income tax purposes was $167,227,778.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$19,837,329
Gross Unrealized Depreciation	(4,739,793)
Net Unrealized Appreciation	$15,097,536

See Accompanying Notes to Financial Statements
111

PORTFOLIO OF INVESTMENTS
Voya Solution 2060 Portfolio	as of December 31, 2017

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 7.6%
1,799	iShares MSCI EMU Index Fund	$78,041	0.9
2,568	iShares Russell 1000 Value Index Fund	319,305	3.8
4,047	WisdomTree Japan Hedged Equity Fund	240,108	2.9
	Total Exchange-Traded Funds (Cost $598,252)	637,454	7.6
MUTUAL FUNDS: 92.3%
	Affiliated Investment Companies: 90.9%
19,475	Voya Emerging Markets Index Portfolio - Class I	250,250	3.0
8,687	Voya Index Plus LargeCap Portfolio - Class I	252,872	3.0
32,710	Voya Intermediate Bond Fund - Class R6	330,694	4.0
35,922	Voya International Index Portfolio - Class I	385,797	4.6
40,477	Voya Large Cap Growth Portfolio - Class I	841,927	10.1
26,299	Voya Large Cap Value Fund - Class R6	350,302	4.2
31,687	Voya MidCap Opportunities Portfolio - Class I	461,369	5.5
34,647	Voya Multi-Manager Emerging Markets Equity Fund - Class I	463,578	5.5
67,467	Voya Multi-Manager International Equity Fund - Class I	832,548	9.9
43,319	Voya Multi-Manager International Factors Fund - Class I	459,616	5.5
Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
	Affiliated Investment Companies (continued)
50,463	Voya Multi-Manager Large Cap Core Portfolio - Class I	$851,812	10.2
38,255	Voya Multi-Manager Mid Cap Value Fund - Class I	455,611	5.4
18,712	Voya Small Company Portfolio - Class I	411,844	4.9
21,589	Voya U.S. Stock Index Portfolio - Class I	338,728	4.0
10,098	VY® Clarion Global Real Estate Portfolio - Class I	126,120	1.5
3,275	VY® Clarion Real Estate Portfolio - Class I	123,669	1.5
20,820	VY® Invesco Comstock Portfolio - Class I	423,059	5.1
2,663	VY® T. Rowe Price Growth Equity Portfolio - Class I	248,149	3.0
		7,607,945	90.9
	Unaffiliated Investment Companies: 1.4%
23,304	Credit Suisse Commodity Return Strategy Fund - Class I	116,984	1.4
	Total Mutual Funds (Cost $7,237,823)	7,724,929	92.3
	Total Investments in Securities (Cost $7,836,075)	$8,362,383	99.9
	Assets in Excess of Other Liabilities	8,318	0.1
	Net Assets	$8,370,701	100.0

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2017 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2017
Asset Table
Investments, at fair value
Exchange-Traded Funds	$637,454	$—	$—	$637,454
Mutual Funds	7,724,929	—	—	7,724,929
Total Investments, at fair value	$8,362,383	$—	$—	$8,362,383

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements
112

PORTFOLIO OF INVESTMENTS
Voya Solution 2060 Portfolio	as of December 31, 2017 (continued)

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the year ended December 31, 2017, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/16	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/17	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Index Portfolio - Class I	$56,763	$206,216	$(38,596)	$25,867	$250,250	$1,618	$5,293	$—
Voya Index Plus LargeCap Portfolio - Class I	86,035	186,440	(44,297)	24,694	252,872	2,390	8,193	2,739
Voya Intermediate Bond Fund - Class R6	78,150	317,015	(67,521)	3,050	330,694	6,679	(1,057)	—
Voya International Index Portfolio - Class I	101,611	575,069	(315,232)	24,349	385,797	7,822	40,749	—
Voya Large Cap Growth Portfolio - Class I	211,893	815,406	(249,171)	63,799	841,927	2,553	22,358	28,024
Voya Large Cap Value Fund - Class R6	116,812	518,691	(269,402)	(15,799)	350,302	4,875	15,779	26,397
Voya MidCap Opportunities Portfolio - Class I	155,055	354,474	(92,955)	44,795	461,369	384	6,181	16,545
Voya Multi-Manager Emerging Markets Equity Fund - Class I	112,946	401,854	(108,982)	57,760	463,578	6,139	34,988	—
Voya Multi-Manager International Equity Fund - Class I	287,474	662,548	(193,518)	76,044	832,548	13,636	20,651	4,240
Voya Multi-Manager Large Cap Core Portfolio - Class I	287,252	823,949	(304,895)	45,506	851,812	8,158	25,671	34,334
Voya Multi-Manager Mid Cap Value Fund - Class I	158,325	379,790	(86,341)	3,837	455,611	3,274	13,596	26,051
Voya Multi-Manager International Factors Fund - Class I	218,234	360,716	(143,656)	24,322	459,616	13,259	16,626	12,747
Voya Small Company Portfolio - Class I	116,202	377,795	(78,851)	(3,302)	411,844	817	10,330	25,139
Voya U.S. Stock Index Portfolio - Class I	144,152	323,365	(145,971)	17,182	338,728	5,478	15,232	13,646
VY® Clarion Global Real Estate Portfolio - Class I	43,495	100,212	(23,534)	5,947	126,120	3,239	73	—
VY® Clarion Real Estate Portfolio - Class I	43,843	100,852	(23,611)	2,585	123,669	2,023	110	—
VY® Invesco Comstock Portfolio - Class I	147,028	321,746	(75,410)	29,695	423,059	5,363	18,471	—
VY® T. Rowe Price Growth Equity Portfolio - Class I	210,945	389,016	(364,891)	13,079	248,149	194	30,061	37,422
	$2,576,215	$7,215,154	$(2,626,834)	$443,410	$7,607,945	$87,901	$283,305	$227,284

The financial statements for the above mutual fund[s] can be found at www.sec.gov.
At December 31, 2017, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at period end were:
Cost for federal income tax purposes was $7,847,891.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$536,297
Gross Unrealized Depreciation	(21,804)
Net Unrealized Appreciation	$514,493

See Accompanying Notes to Financial Statements
113

TAX INFORMATION (Unaudited)

Dividends and distributions paid during the year ended December 31, 2017 were as follows:
Portfolio Name	Type	Per Share Amount
Voya Solution Aggressive Portfolio
Class ADV	NII	$0.0464
Class I	NII	$0.0973
Class R6	NII	$0.0974
Class S	NII	$0.0717
Class S2	NII	$0.0717
All Classes	LTCG	$0.1671
Voya Solution Balanced Portfolio
Class ADV	NII	$0.1132
Class I	NII	$0.1697
Class R6	NII	$0.1697
Class S	NII	$0.1459
Class S2	NII	$0.1518
All Classes	LTCG	$0.1621
Voya Solution Conservative Portfolio
Class ADV	NII	$0.2165
Class I	NII	$0.2720
Class R6	NII	$0.2720
Class S	NII	$0.2357
Class S2	NII	$0.2397
All Classes	LTCG	$0.0659
Voya Solution Income Portfolio
Class ADV	NII	$0.2321
Class I	NII	$0.3020
Class S	NII	$0.2654
Class S2	NII	$0.2395
Class T	NII	$0.1259
All Classes	LTCG	$0.0365
Voya Solution Moderately Aggressive Portfolio
Class ADV	NII	$0.1462
Class I	NII	$0.2114
Class R6	NII	$0.2115
Class S	NII	$0.1788
Class S2	NII	$0.1772
All Classes	LTCG	$0.1433
Voya Solution Moderately Conservative Portfolio
Class ADV	NII	$0.1759
Class I	NII	$0.2554
Class R6	NII	$0.2499
Class S	NII	$0.2239
Class S2	NII	$0.2167
Voya Solution 2020 Portfolio
Class ADV	NII	$0.1357
Class I	NII	$0.1718
Class S	NII	$0.1489
Class S2	NII	$0.1372
Class T	NII	$0.1127
All Classes	STCG	$0.0784
All Classes	LTCG	$0.1994
Voya Solution 2025 Portfolio
Class ADV	NII	$0.1945
Class I	NII	$0.2579
Class S	NII	$0.2261
Class S2	NII	$0.1983
Portfolio Name	Type	Per Share Amount
Voya Solution 2025 Portfolio (continued)
Class T	NII	$0.1656
All Classes	LTCG	$0.3208
Voya Solution 2030 Portfolio
Class ADV	NII	$0.1150
Class I	NII	$0.1441
Class S	NII	$0.1278
Class S2	NII	$0.1002
Class T	NII	$0.0808
All Classes	STCG	$0.0510
All Classes	LTCG	$0.1925
Voya Solution 2035 Portfolio
Class ADV	NII	$0.1560
Class I	NII	$0.2191
Class S	NII	$0.1884
Class S2	NII	$0.1694
Class T	NII	$0.1297
All Classes	LTCG	$0.3108
Voya Solution 2040 Portfolio
Class ADV	NII	$0.0828
Class I	NII	$0.1232
Class S	NII	$0.1107
Class S2	NII	$0.1070
Class T	NII	$0.0638
All Classes	STCG	$0.0544
All Classes	LTCG	$0.2212
Voya Solution 2045 Portfolio
Class ADV	NII	$0.0990
Class I	NII	$0.1612
Class S	NII	$0.1310
Class S2	NII	$0.1134
Class T	NII	$0.0914
All Classes	LTCG	$0.3234
Voya Solution 2050 Portfolio
Class ADV	NII	$0.0648
Class I	NII	$0.0970
Class S	NII	$0.0828
Class S2	NII	$0.0740
Class T	NII	$0.0227
All Classes	STCG	$0.0569
All Classes	LTCG	$0.1979
Voya Solution 2055 Portfolio
Class ADV	NII	$0.0982
Class I	NII	$0.1608
Class S	NII	$0.1299
Class S2	NII	$0.1098
Class T	NII	$0.0973
All Classes	LTCG	$0.2796
Voya Solution 2060 Portfolio
Class ADV	NII	$0.0405
Class I	NII	$0.0591
Class S	NII	$0.0567
Class S2	NII	$0.0441
Class T	NII	$—
All Classes	STCG	$0.0695
All Classes	LTCG	$0.1341

NII – Net investment income
STCG – Short-term capital gain
LTCG – Long-term capital gain
114

TAX INFORMATION (Unaudited) (continued)

Of the ordinary distributions made during the year ended December 31, 2017, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:
Voya Solution Aggressive Portfolio	72.31%
Voya Solution Balanced Portfolio	39.58%
Voya Solution Conservative Portfolio	18.66%
Voya Solution Income Portfolio	23.41%
Voya Solution Moderately Aggressive Portfolio	49.85%
Voya Solution Moderately Conservative Portfolio	22.99%
Voya Solution 2020 Portfolio	23.17%
Voya Solution 2025 Portfolio	32.43%
Voya Solution 2030 Portfolio	31.48%
Voya Solution 2035 Portfolio	44.12%
Voya Solution 2040 Portfolio	32.60%
Voya Solution 2045 Portfolio	58.43%
Voya Solution 2050 Portfolio	32.21%
Voya Solution 2055 Portfolio	62.87%
Voya Solution 2060 Portfolio	24.43%
The Portfolios designate the following amounts of long-term capital gain distributions as 20% rate long-term capital gain dividends under Internal Revenue Code Section 852(b)(3)(C):
Voya Solution Aggressive Portfolio	$150,636
Voya Solution Balanced Portfolio	$935,588
Voya Solution Conservative Portfolio	$97,539
Voya Solution Income Portfolio	$1,400,588
Voya Solution Moderately Aggressive Portfolio	$7,847,569
Voya Solution 2020 Portfolio	$423,673
Voya Solution 2025 Portfolio	$24,787,626
Voya Solution 2030 Portfolio	$306,452
Voya Solution 2035 Portfolio	$22,983,362
Voya Solution 2040 Portfolio	$278,849
Voya Solution 2045 Portfolio	$17,575,872
Voya Solution 2050 Portfolio	$158,978
Voya Solution 2055 Portfolio	$3,304,572
Voya Solution 2060 Portfolio	$69,861
The Regulated Investment Company Modernization Act of 2010 allows qualified fund-of-funds to elect to pass through the ability to take foreign tax credits (or deductions) to the extent that foreign taxes are passed through from underlying funds. A qualified fund-of-funds is a regulated investment company that has at least 50% of the value of its total assets invested in other regulated investment companies at the end of each quarter of the taxable year. Pursuant to Section 853 of the Internal Revenue Code, the Portfolios designate the following amounts as foreign taxes paid for the year ended December 31, 2017:
115

TAX INFORMATION (Unaudited) (continued)

	Creditable Foreign Taxes Paid	Per Share Amount	Portion of Ordinary Income Distribution Derived from Foreign Sourced Income*
Voya Solution Aggressive Portfolio	$6,977	$0.0069	24.91%
Voya Solution Balanced Portfolio	$18,877	$0.0031	11.80%
Voya Solution Conservative Portfolio	$772	$0.0005	2.42%
Voya Solution Income Portfolio	$73,750	$0.0020	5.99%
Voya Solution Moderately Aggressive Portfolio	$312,423	$0.0059	17.21%
Voya Solution Moderately Conservative Portfolio	$6,273	$0.0020	6.36%
Voya Solution 2020 Portfolio	$7,541	$0.0030	8.00%
Voya Solution 2025 Portfolio	$325,219	$0.0042	13.49%
Voya Solution 2030 Portfolio	$12,095	$0.0062	11.56%
Voya Solution 2035 Portfolio	$446,762	$0.0060	21.37%
Voya Solution 2040 Portfolio	$11,019	$0.0080	12.99%
Voya Solution 2045 Portfolio	$364,543	$0.0066	23.53%
Voya Solution 2050 Portfolio	$8,783	$0.0089	16.90%
Voya Solution 2055 Portfolio	$100,503	$0.0081	27.30%
Voya Solution 2060 Portfolio	$4,201	$0.0063	13.18%

*
None of the Portfolios listed above derived any income from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.

Foreign taxes paid or withheld must be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. Shareholders are strongly advised to consult their own tax advisors regarding the appropriate treatment of foreign taxes paid.
Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.
Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.
116

DIRECTOR AND OFFICER INFORMATION (Unaudited)

The business and affairs of the Company are managed under the direction of the Board. A Director, who is not an interested person of the Company, as defined in the 1940 Act, is an independent director (“Independent Director”). The Directors and Officers of the Company are listed below. The Statement of Additional Information includes additional information about directors of the Company and is available, without charge, upon request at (800) 262-3862.
Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Director(2)	Other Board Positions Held by Director
Independent Directors*:
Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Director	November 2007 – Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 – Present).	151	DSM/Dentaquest, Boston, MA (February 2014 – Present).
John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 64	Chairperson Director	January 2014 – Present November 1997 – Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 – Present).	151	None.
Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 69	Director	January 2006 – Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 – Present).	151	Wisconsin Energy Corporation (June 2006 – Present); The Royce Funds (23 funds) (December 2009 – Present); and AMICA Mutual Insurance Company (1992 – Present).
Martin J. Gavin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, AZ 85258 Age: 67	Director	August 2015 – Present	Retired. Formerly, President and Chief Executive Officer, Connecticut Children’s Medical Center (May 2006 – November 2015).	151	None.
Russell H. Jones 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 73	Director	May 2013 – Present	Retired.	151	None.
Patrick W. Kenny 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 75	Director	March 2002 – Present	Retired.	151	Assured Guaranty Ltd. (April 2004 – Present).
Joseph E. Obermeyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Director	May 2013 – Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 – Present).	151	None.
Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 67	Director	January 2006 – Present	Consultant (May 2001 – Present).	151	None.
117

DIRECTOR AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Director(2)	Other Board Positions Held by Director
Christopher P. Sullivan 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 64	Director	October 2015 – Present	Retired. Formerly, President, Bond Division, Fidelity Management and Research (June 2009 – September 2012).	151	None.
Roger B. Vincent 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 72	Director	January 2005 – Present	Retired.	151	None.
Director who is an “interested person”:
Shaun P. Mathews(3) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Director	November 2007 – Present	President and Chief Executive Officer, Voya Investments, LLC (December 2006 – Present).	151	Voya Capital Corporation, LLC and Voya Investments Distributor, LLC (December 2005 – Present); Voya Funds Services, LLC, Voya Investments, LLC and Voya Investment Management (March 2006 – Present); and Voya Investment Trust Co. (April 2009 – Present).

(1)
Directors serve until their successors are duly elected and qualified. The tenure of each Director who is not an “interested person” as defined in the 1940 Act, of each Portfolio (“Independent Director”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Director shall retire from and cease to be a member of the Board of Directors at the close of business on December 31 of the calendar year in which the Independent Director attains the age of 75. A majority vote of the Board’s other Independent Directors may extend the retirement date of an Independent Director if the retirement would trigger a requirement to hold a meeting of shareholders of the Company under applicable law, whether for the purposes of appointing a successor to the Independent Director or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Directors).

(2)
For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Government Money Market Portfolio; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya International High Dividend Equity Income Fund; Voya Investors Trust; Voya Mutual Funds; Voya Natural Resources Equity Income Fund; Voya Partners, Inc.; Voya Prime Rate Trust; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Series Fund, Inc.; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of January 31, 2018.

(3)
Mr. Mathews is deemed to be an “interested person” of the Company as defined in the 1940 Act, because of his current affiliation with the Voya funds, Voya Financial, Inc., or Voya Financial, Inc.’s affiliates.

*
Effective December 31, 2017, Peter S. Drotch retired as a Director of the Board.

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Name, Address and Age	Position(s) Held With the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Shaun P. Mathews 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	President and Chief Executive Officer	November 2006 – Present	President and Chief Executive Officer, Voya Investments, LLC (December 2006 – Present).
Michael J. Roland 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Executive Vice President	January 2005 – Present	Managing Director and Chief Operating Officer, Voya Investments, LLC and Voya Funds Services, LLC (March 2012 – Present). Formerly, Chief Compliance Officer, Directed Services LLC and Voya Investments, LLC (March 2011 – December 2013).
Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 67	Executive Vice President Chief Investment Risk Officer	January 2005 – Present September 2009 – Present	Executive Vice President, Voya Investments, LLC (July 2000 – Present) and Chief Investment Risk Officer, Voya Investments, LLC (January 2003 – Present).
Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 51	Chief Compliance Officer	February 2012 – Present	Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (February 2012 – Present).
Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 – Present	Senior Vice President, Voya Investments, LLC and Voya Funds Services, LLC (April 2005 – Present).
Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Senior Vice President	January 2005 – Present	Senior Vice President, Voya Investments, LLC (September 2003 – Present).
Robert Terris 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Senior Vice President	May 2006 – Present	Senior Vice President, Head of Division Operations, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (March 2006 – Present).
Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 45	Vice President and Treasurer	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (July 2012 – Present).
Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Vice President	January 2005 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (September 2004 – Present).
Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 64	Vice President	January 2005 – Present	Vice President, Voya Funds Services, LLC (February 1996 – Present) and Voya Investments, LLC (October 2004 – Present); Vice President and Anti-Money Laundering Officer, Voya Investments Distributor, LLC (April 2010 – Present). Anti-Money Laundering Officer, Voya Financial, Inc. (January 2013 – Present); and Anti-Money Laundering Officer, Voya Investment Management Trust Co. (October 2012 – Present).
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Name, Address and Age	Position(s) Held With the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Sara M. Donaldson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Vice President	September 2014 – Present	Vice President, Voya Investments, LLC (October 2015 – Present). Formerly, Vice President, Voya Funds Services, LLC (April 2014 – October 2015). Formerly, Director, Compliance, AXA Rosenberg Global Services, LLC (September 1997 – March 2014).
Micheline S. Favor 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 40	Vice President	September 2016 – Present	Vice President, Head of Fund Compliance, Voya Investments LLC, and Chief Compliance Officer for Voya Investments, LLC and Directed Services, LLC (June 2016 – Present). Formerly, Vice President, Mutual Fund Compliance (March 2014 – June 2016); Assistant Vice President, Mutual Fund Compliance (May 2013 – March 2014); Assistant Vice President, Senior Project Manager (May 2008 – May 2013).
Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Vice President	January 2005 – Present	Vice President, Voya Funds Services, LLC (November 1995 – Present) and Voya Investments, LLC (August 1997 – Present).
Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 41	Vice President	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (July 2007 – Present).
Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Vice President	March 2006 – Present	Vice President – Mutual Fund Product Development, Voya Investments, LLC (July 2012 – Present); Vice President, Voya Family of Funds (March 2010 – Present) and Vice President, Voya Funds Services, LLC (March 2006 – Present).
Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Vice President	May 2013 – Present	Vice President – Director of Tax, Voya Investments, LLC (October 2015 – Present). Formerly, Vice President – Director of Tax, Voya Funds Services, LLC (March 2013 – October 2015). Formerly, Assistant Vice President – Director of Tax, Voya Funds Services, LLC (March 2008 – February 2013).
Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Secretary	August 2003 – Present	Senior Vice President and Chief Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).
Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 66	Assistant Secretary	June 2010 – Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).
Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Assistant Secretary	August 2003 – Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).

(1)
The Officers hold office until the next annual meeting of the Board of Directors and until their successors shall have been elected and qualified.

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BOARD CONSIDERATION AND APPROVAL OF INVESTMENT Management Contracts AND SUB-ADVISORY CONTRACTS
At a meeting held on November 16, 2017, the Board, including a majority of the Independent Directors, considered and approved the renewal of the investment management contracts (the “Management Contracts”) between Voya Investments, LLC (the “Manager”) and Voya Partners, Inc. (the “Company”), on behalf of Voya Solution 2020 Portfolio, Voya Solution 2025 Portfolio, Voya Solution 2030 Portfolio, Voya Solution 2035 Portfolio, Voya Solution 2040 Portfolio, Voya Solution 2045 Portfolio, Voya Solution 2050 Portfolio, Voya Solution 2055 Portfolio, Voya Solution 2060 Portfolio, Voya Solution Aggressive Portfolio, Voya Solution Balanced Portfolio, Voya Solution Conservative Portfolio, Voya Solution Income Portfolio, Voya Solution Moderately Aggressive Portfolio, and Voya Solution Moderately Conservative Portfolio, each a series of the Company (“the Portfolios”), and the sub-advisory contracts (the “Sub-Advisory Contracts”) with Voya Investment Management Co. LLC, the sub-adviser to each Portfolio (the “Sub-Adviser”), for an additional one year period ending November 30, 2018. In determining to renew such contracts, the Board took into account information furnished to it throughout the year at meetings of the Board and its committees, including regarding performance, expenses, and other matters.
In addition to the Board meeting on November 16, 2017, the Independent Directors also held meetings outside the presence of personnel representing the Manager or Sub-Adviser (collectively, such persons are referred to herein as “Management”) on October 12, 2017, and November 14, 2017, specifically to review and consider materials related to the proposed continuance of each Management Contract and Sub-Advisory Contract that they believed to be relevant to the renewal of the Management Contracts and Sub-Advisory Contracts in light of the legal advice furnished to them by K&L Gates LLP, their independent legal counsel, and their own business judgment. Subsequent references herein to factors considered and determinations made by the Independent Directors and/or the Board include, as applicable, factors considered and determinations made at those meetings by the Independent Directors. While the Board considered the renewal of the management contracts and sub-advisory contracts for all of the applicable investment companies in the Voya family of funds at the same meetings, the Board considered each Voya fund’s investment management and sub-advisory relationships separately.
The Board follows a structured process pursuant to which it seeks and considers relevant information when it evaluates whether to renew existing investment management and sub-advisory contracts for the Voya funds. The Board has established a Contracts Committee and three Investment Review Committees (the “IRCs”), each of which includes only Independent Directors as members. The Contracts Committee provides oversight with respect to the management and sub-advisory contracts approval and renewal process, and each IRC provides oversight throughout the year regarding the investment performance of the sub-advisers, as well as the Manager’s role in monitoring the sub-advisers, with respect to each Voya fund that is assigned to that IRC.
The Contracts Committee oversees, and annually recommends Board approval of updates to, a methodology guide for the Voya funds (“Methodology Guide”). The Methodology Guide sets out a framework pursuant to which the Independent Directors request, and Management provides, certain information that the Independent Directors deem to be important or potentially relevant. The Independent Directors retain the services of an independent consultant with experience in the mutual fund industry to assist the Contracts Committee in developing and recommending to the Board: (1) a selected peer group of investment companies for each Portfolio (“Selected Peer Group”) based on that Portfolio’s particular attributes, such as fund type and size, fund category (as determined by Morningstar, Inc., an independent provider of mutual fund data (“Morningstar”)), sales channels and structure and the Portfolio share class being compared to the Selected Peer Group, and (2) updates to the Methodology Guide with respect to the content and format of various data including, but not limited to, investment performance, fee structure, and expense information prepared in connection with the renewal process.
Provided below is an overview of certain material factors that the Board considered at its meetings regarding the renewal of the Management Contracts and Sub-Advisory Contracts and the compensation to be paid thereunder. Board members did not identify any particular information or factor that was overarching, and each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to each Portfolio’s investment management and sub-advisory arrangements.
Nature, Extent and Quality of Services
The Manager oversees, subject to the authority of the Board, the provision of all investment advisory and portfolio management services for the Portfolios, but may delegate certain of these responsibilities to one or more sub-advisers. In addition, the Manager provides administrative services reasonably necessary for the operation of the Portfolios as set forth in the Management

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Contracts, including oversight of the Portfolios’ operations and risk management and the oversight of their various other service providers.
The Board considered the “manager-of-managers” platform of the Voya funds that has been developed by the Manager pursuant to which the Manager selects, subject to the Board’s approval, experienced sub-advisers to provide day-to-day management services to all or a portion of each Voya fund. The Board recognized that the Manager is responsible for monitoring the investment program, performance, developments, ongoing operations, and regulatory compliance of the Sub-Adviser with respect to the Portfolios under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Manager has developed to provide this ongoing oversight and due diligence with respect to the sub-advisers and to advocate or recommend, when it believes appropriate, changes in investment strategies or investment sub-advisers designed to assist in improving a Voya fund’s performance. The Board was advised that, in connection with the Manager’s performance of these duties, the Manager has developed an oversight process formulated by its Manager Research & Selection Group which reviews, among other matters, performance data, the Sub-Adviser’s management team, portfolio data and attribution analysis related to the Sub-Adviser through various means, including, but not limited to, in-person meetings, on-site visits, and telephonic meetings with the Sub-Adviser.
Further, the Board considered periodic compliance reports it receives from the Company’s Chief Compliance Officer evaluating whether the regulatory compliance systems and procedures of the Manager and the Sub-Adviser are reasonably designed to ensure compliance with the federal securities laws and whether the investment policies and restrictions for each Portfolio are consistently complied with, and other periodic reports covering related matters.
The Board considered the portfolio management team assigned by the Sub-Adviser to the Portfolios and the level of resources committed to the Portfolios (and other relevant funds in the Voya funds) by the Manager and the Sub-Adviser, and whether those resources are sufficient to provide high-quality services to the Portfolios.
Based on their deliberations and the materials presented to them, the Board concluded that the nature, extent and quality of the overall services provided by the Manager and the Sub-Adviser under the Management Contracts and Sub-Advisory Contracts were appropriate.
Portfolio Performance
In assessing investment management and sub-advisory relationships, the Board placed emphasis on the investment returns of each Portfolio, including its investment performance over certain time periods compared to the Portfolio’s Morningstar category, Selected Peer Group and primary benchmark. The Board also considered information from the Manager Research & Selection Group and received reports summarizing a separate analysis of each Portfolio’s performance and risk, including risk-adjusted investment return information, by the Company’s Chief Investment Risk Officer.
Economies of Scale
When evaluating the reasonableness of management fee schedules, the Board considered whether economies of scale have been or likely will be realized by the Manager and the Sub-Adviser as a Portfolio grows larger and the extent to which any such economies are reflected in contractual fee schedules. In this regard, the Board considered that, while the Portfolios do not have management fee breakpoints, they have fee waiver and expense reimbursement arrangements. The Board considered the extent to which economies of scale realized by the Manager or the Sub-Adviser could be shared with each Portfolio through such fee waivers, expense reimbursements or other expense reductions. In evaluating these matters, the Independent Directors also considered periodic management reports, Selected Peer Group comparisons, and industry information regarding economies of scale.
Information Regarding Services to Other Clients
The Board considered information regarding the nature of services, performance, and fee schedules offered by the Manager and the Sub-Adviser to other clients with similar investment objectives, if applicable, including other registered investment companies and relevant institutional accounts. When the fee schedules offered to or the performance of other clients differed materially from a Portfolio, the Board took into account the underlying rationale provided by the Manager or the Sub-Adviser, as applicable, for these differences. The Board also considered that the fee schedules charged to the Portfolios and other institutional clients of the Manager or the Sub-Adviser (including other investment companies) and the performance of the Portfolios and the other accounts, as applicable, may differ materially due to, among other reasons: differences in services; different regulatory requirements associated with registered investment companies; market differences in fee schedules that existed when a Portfolio first was organized; differences in the original sponsors; investment capacity constraints that existed when certain contracts were first agreed upon or that might exist at present; and different pricing structures that are necessary to be competitive in different marketing channels.

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Fee Schedules, Profitability, and Fall-out Benefits
The Board reviewed and considered the contractual management fee schedule payable by each Portfolio to the Manager compared to the Portfolio’s Selected Peer Group. In addition, the Board considered certain Portfolio’s contractual management fee schedule compared to, for a retail fund, an additional peer group of funds that a business channel has identified as direct competitors or, in the case of an insurance dedicated third-party sub-advised fund, other funds the sub-adviser manages and/or their proprietary fund (if applicable) identified by the Manager. The Board also considered the contractual sub-advisory fee schedule payable by the Manager to the Sub-Adviser for sub-advisory services for each Portfolio, including the portion of the contractual management fee rates that are paid to the Sub-Adviser, as compared to the portion retained by the Manager. In addition, the Board considered any fee waivers, expense limitations, and/or recoupment arrangements that apply to the fees payable by the Portfolios, including whether the Manager intends to propose any changes thereto. For each Portfolio, the Board separately determined that the fees payable to the Manager and the fee schedule payable to the Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature, extent and quality of the services that each has performed and is expected to perform.
For each Portfolio, the Board considered information on revenues, costs and profits or losses realized by the Manager and the Voya-affiliated Sub-Adviser. In analyzing the profitability of the Manager and its affiliated service providers in connection with services they render to a Portfolio, the Board took into account the sub-advisory fee rate payable by the Manager to the Sub-Adviser. The Board also considered the profitability of the Manager and its affiliated Sub-Adviser attributable to servicing each Portfolio both with and without taking into account the profitability of the distributor of the Portfolios and both before and after giving effect to any expenses incurred by the Manager or the affiliated Sub-Adviser in making payments to affiliated insurance companies.
Although the Methodology Guide establishes a framework for profit calculation, the Board recognized that there is no uniform methodology within the asset management industry for determining profitability for this purpose. The Board also recognized that the use of different reasonable methodologies can give rise to dramatically different reported profit and loss results with respect to the Manager and the Voya-affiliated Sub-Adviser, as well as other industry participants with whom the profits of the Manager and its affiliated Sub-Adviser could be compared. In addition, the Board recognized that Management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Portfolios’ operations may not be fully reflected in the expenses allocated to each Portfolio in determining profitability, and that the information presented may not portray all of the costs borne by the Manager or reflect all risks, including entrepreneurial, regulatory, legal and operational risks, associated with offering and managing a mutual fund complex in the current regulatory and market environment.
The Board also considered that the Manager is entitled to earn a reasonable level of profits for the services that it provides to the Portfolios. The Board also received information regarding the potential fall-out benefits to the Manager and Sub-Adviser and their respective affiliates from their association with the Portfolios, including their ability to engage in soft-dollar transactions on behalf of the Portfolios. Following its reviews, the Board determined that the Manager’s and the Voya-affiliated Sub-Adviser’s profitability with respect to their services to the Portfolios and the Manager and Sub-Adviser’s potential fall-out benefits were not unreasonable.
Portfolio-by-Portfolio Analysis
Set forth below are certain of the specific factors that the Board considered, and the conclusions reached, at its October 12, 2017, November 14, 2017, and/or November 16, 2017 meetings in relation to approving each Portfolio’s Management Contracts and Sub-Advisory Contracts. These specific factors are in addition to those considerations discussed above. In each case, the Portfolio’s performance was compared to its Morningstar category average, as well as its primary benchmark, a broad-based securities market index that appears in the Portfolio’s prospectus. With respect to Morningstar quintile rankings, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance. The performance data provided to the Board primarily was for various periods ended March 31, 2017. In addition, the Board also considered at its October 12, 2017, November 14, 2017, and November 16, 2017 meetings certain additional data regarding performance and Portfolio asset levels and flows as of August 31, 2017, and September 30, 2017. Each Portfolio’s management fee rate and expense ratio were compared to the fees and expense ratios of the funds in its Selected Peer Group.
Voya Solution 2020 Portfolio
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Solution 2020 Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2017: (1) the Portfolio outperformed its Morningstar category average for all periods presented; (2) the Portfolio

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outperformed its primary benchmark for the year-to-date and three-year periods and underperformed for the one-year and five-year periods; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the three-year and five-year periods, the second quintile for the year-to-date period, and the third quintile for the one-year period.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the contractual management fee rate for the Portfolio is above the median and the average management fee rates of the funds in its Selected Peer Group; and (b) the all-in net expense ratio for the Portfolio, inclusive of the Acquired Fund Fees and Expenses (“AFFE”), is above the median and the average all-in net expense ratios of the funds in its Selected Peer Group, and the net expense ratio for the Portfolio, not inclusive of AFFE, is above the median and the average net expense ratios of the funds in its Selected Peer Group.
In analyzing this fee data, the Board took into account: (1) Management’s discussion of fee waivers and/or expense reimbursements, which lower the Portfolio’s net effective management fee rate; (2) that the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests; (3) that, as directed by the Board during the 2016 annual contract renewal cycle, lower expense limits were implemented for the Portfolio, effective January 1, 2017; and (4) Management’s representations regarding the competitiveness of the Portfolio’s net expense ratio when compared to peers identified by Management.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2018. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Solution 2025 Portfolio
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Solution 2025 Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2017: (1) the Portfolio outperformed its Morningstar category average for all periods presented, with the exception of the ten-year period, during which it underperformed; (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exceptions of the year-to-date period, during which it outperformed; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the year-to-date, three-year and five-year periods, the third quintile for the one-year period, and the fourth quintile for the ten-year period.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the contractual management fee rate for the Portfolio is above the median and the average management fee rates of the funds in its Selected Peer Group; and (b) the all-in net expense ratio for the Portfolio, inclusive of the Acquired Fund Fees and Expenses (“AFFE”), is above the median and the average all-in net expense ratios of the funds in its Selected Peer Group, and the net expense ratio for the Portfolio, not inclusive of AFFE, is above the median and the average net expense ratios of the funds in its Selected Peer Group.
In analyzing this fee data, the Board took into account: (1) that the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests; (2) that, as directed by the Board during the 2016 annual contract renewal cycle, lower expense limits were implemented for the Portfolio, effective January 1, 2017; and (3) Management’s representations regarding the competitiveness of the Portfolio’s management fee rate and net expense ratio when compared to peers identified by Management.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee ratio is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is

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reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2018. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Solution 2030 Portfolio
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Solution 2030 Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2017: (1) the Portfolio outperformed its Morningstar category average for all periods presented; (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the five-year period, during which it underperformed; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the three-year period, and the second quintile for the year-to-date, one-year and five-year periods.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the contractual management fee rate for the Portfolio is above the median and the average management fee rates of the funds in its Selected Peer Group; and (b) the all-in net expense ratio for the Portfolio, inclusive of the Acquired Fund Fees and Expenses (“AFFE”), is above the median and the average all-in net expense ratios of the funds in its Selected Peer Group, and the net expense ratio for the Portfolio, not inclusive of AFFE, is above the median and the average net expense ratios of the funds in its Selected Peer Group.
In analyzing this fee data, the Board took into account: (1) Management’s discussion of fee waivers and/or expense reimbursements, which lower the Portfolio’s net effective management fee rate; (2) that the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests; (3) that, as directed by the Board during the 2016 annual contract renewal cycle, lower expense limits were implemented for the Portfolio, effective January 1, 2017; and (4) Management’s representations regarding the competitiveness of the Portfolio’s net expense ratio when compared to peers identified by Management.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2018. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Solution 2035 Portfolio
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Solution 2035 Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2017: (1) the Portfolio outperformed its Morningstar category average for all periods presented, with the exception of the ten-year period, during which it underperformed; (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the year-to-date and one-year periods, during which it outperformed; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the year-to-date and three-year periods, the third quintile for the one-year and five-year periods, and the fourth quintile for the ten-year period.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the contractual management fee rate for the Portfolio is above the median and the average management fee rates of the funds in its Selected Peer Group; and (b) the “all-in” net expense ratio for the Portfolio, inclusive of the Acquired Fund Fees and Expenses (“AFFE”), is above the median and the average all-in net expense ratios of the funds in its Selected Peer Group, and the net expense ratio for the Portfolio, not inclusive of AFFE, is above the median and the average net expense ratios of the funds in its Selected Peer Group.
In analyzing this fee data, the Board took into account: (1) that the Portfolio indirectly bears the fees payable by

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the underlying funds in which the Portfolio invests; (2) that, as directed by the Board during the 2016 annual contract renewal cycle, lower expense limits were implemented for the Portfolio, effective January 1, 2017; and (3) Management’s representations regarding the competitiveness of the Portfolio’s management fee rate and net expense ratio when compared to peers identified by Management.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2018. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Solution 2040 Portfolio
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Solution 2040 Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2017: (1) the Portfolio outperformed its Morningstar category average for all periods presented; (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the five-year period, during which it underperformed; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the three-year period, and the second quintile for the year-to-date, one-year and five-year periods.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the contractual management fee rate for the Portfolio is above the median and the average management fee rates of the funds in its Selected Peer Group; and (b) the all-in net expense ratio for the Portfolio, inclusive of the Acquired Fund Fees and Expenses (“AFFE”), is above the median and the average all-in net expense ratios of the funds in its Selected Peer Group, and the net expense ratio for the Portfolio, not inclusive of AFFE, is above the median and the average net expense ratios of the funds in its Selected Peer Group.
In analyzing this fee data, the Board took into account: (1) that the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests; (2) that, as directed by the Board during the 2016 annual contract renewal cycle, lower expense limits were implemented for the Portfolio, effective January 1, 2017; and (3) Management’s representations regarding the competitiveness of the Portfolio’s management fee rate and net expense ratio when compared to peers identified by Management.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2018. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Solution 2045 Portfolio
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Solution 2045 Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2017: (1) the Portfolio outperformed its Morningstar category average for all periods presented, with the exception of the one-year period, during which it was equal to the performance of this Morningstar category average, and the ten-year period, during which it underperformed; (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the year-to-date period, during which it outperformed; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the year-to-date, three-year and five-year periods, the third quintile for the one-year period, and the fourth quintile for the ten-year period.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including

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the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the contractual management fee rate for the Portfolio is above the median and the average management fee rates of the funds in its Selected Peer Group; and (b) the all-in net expense ratio for the Portfolio, inclusive of the Acquired Fund Fees and Expenses (“AFFE”), is above the median and the average all-in net expense ratios of the funds in its Selected Peer Group, and the net expense ratio for the Portfolio, not inclusive of AFFE, is above the median and the average net expense ratios of the funds in its Selected Peer Group.
In analyzing this fee data, the Board took into account: (1) that the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests; (2) that, as directed by the Board during the 2016 annual contract renewal cycle, lower expense limits were implemented for the Portfolio, effective January 1, 2017; and (3) Management’s representations regarding the competitiveness of the Portfolio’s management fee rate and net expense ratio when compared to peers identified by Management.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2018. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Solution 2050 Portfolio
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Solution 2050 Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2017: (1) the Portfolio outperformed its Morningstar category average for all periods presented, with the exception of the one-year period, during which it underperformed; (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the year-to-date period, during which it outperformed; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the three-year period, the second quintile for the year-to-date and five-year periods, and the third quintile for the one-year period.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the contractual management fee rate for the Portfolio is above the median and the average management fee rates of the funds in its Selected Peer Group; and (b) the all-in net expense ratio for the Portfolio, inclusive of the Acquired Fund Fees and Expenses (“AFFE”), is above the median and the average all-in net expense ratios of the funds in its Selected Peer Group, and the net expense ratio for the Portfolio, not inclusive of AFFE, is above the median and the average net expense ratios of the funds in its Selected Peer Group.
In analyzing this fee data, the Board took into account: (1) Management’s discussion of fee waivers and/or expense reimbursements, which lower the Portfolio’s net effective management fee rate; (2) that the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests; (3) that, as directed by the Board during the 2016 annual contract renewal cycle, lower expense limits were implemented for the Portfolio, effective January 1, 2017; and (4) Management’s representations regarding the competitiveness of the Portfolio’s management fee rate and net expense ratio.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2018. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Solution 2055 Portfolio
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya

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Solution 2055 Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2017: (1) the Portfolio outperformed its Morningstar category average for all periods presented, with the exception of the one-year period, during which it underperformed; (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the year-to-date period, during which it outperformed; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the year-to-date and three-year periods, and the third quintile for the one-year and five-year periods.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the contractual management fee rate for the Portfolio is above the median and the average management fee rates of the funds in its Selected Peer Group; and (b) the all-in net expense ratio for the Portfolio, inclusive of the Acquired Fund Fees and Expenses (“AFFE”), is above the median and the average all-in net expense ratios of the funds in its Selected Peer Group, and the net expense ratio for the Portfolio, not inclusive of AFFE, is above the median and the average of the net expense ratios of the funds in its Selected Peer Group.
In analyzing this fee data, the Board took into account: (1) that the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests; (2) that, as directed by the Board during the 2016 annual contract renewal cycle, lower expense limits were implemented for the Portfolio, effective January 1, 2017; and (3) Management’s representations regarding the competitiveness of the Portfolio’s management fee rate and net expense ratio when compared to peers identified by Management.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the year ending
November 30, 2018. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Solution 2060 Portfolio
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Solution 2060 Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2017: (1) the Portfolio outperformed its Morningstar category average for the year-to-date period, and underperformed the one-year period; (2) the Portfolio outperformed its benchmark for the year-to-date period, and underperformed the one-year period; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the year-to-date period, and the third quintile for the one-year period.
In analyzing this performance data, the Board took into account that the Portfolio commenced operations in February 2015, and therefore had a limited operating history for the purpose of analyzing its performance.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the contractual management fee rate for the Portfolio is above the median and the average management fee rates of the funds in its Selected Peer Group; and (b) the all-in net expense ratio for the Portfolio, inclusive of the Acquired Fund Fees and Expenses (“AFFE”), is above the median and the average all-in net expense ratios of the funds in its Selected Peer Group, and the net expense ratio for the Portfolio, not inclusive of AFFE, is above the median and the average of the net expense ratios of the funds in its Selected Peer Group.
In analyzing this fee data, the Board took into account: (1) Management’s discussion of fee waivers and/or expense reimbursements, which lower the Portfolio’s net effective management fee rate; (2) that the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests; (3) that, as directed by the Board during the 2016 annual contract renewal cycle, lower expense limits were implemented for the Portfolio, effective January 1, 2017; and (4) Management’s discussion of fee waivers and/or expense reimbursements, which lower the Portfolio’s net effective management fee rate.

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After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) taking into account that the Portfolio commenced operations in February 2015, and therefore had a limited operating history for the purpose of analyzing the Portfolio’s performance, it is reasonable to permit the Portfolio time to establish a longer performance record for the purpose of evaluating investment performance; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2018. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Solution Aggressive Portfolio
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Solution Aggressive Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2017: (1) the Portfolio outperformed its Morningstar category average for all periods presented, with the exception of the one-year period, during which it underperformed; (2) the Portfolio outperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the year-to-date and three-year periods, and the third quintile for the one-year period.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the contractual management fee rate for the Portfolio is below the median and the average management fee rates of the funds in its Selected Peer Group; and (b) the all-in net expense ratio for the Portfolio, inclusive of the Acquired Fund Fees and Expenses (“AFFE”), is below the median and the average all-in net expense ratios of the funds in its Selected Peer Group, and the net expense ratio for the Portfolio, not inclusive of AFFE, is below the median and the average net expense ratios of the funds in its Selected Peer Group.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2018. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Solution Balanced Portfolio
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Solution Balanced Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2017: (1) the Portfolio outperformed its Morningstar category average for all periods presented; (2) the Portfolio outperformed its primary benchmark for the one-year and three-year periods, and underperformed for the year-to-date and five-year periods; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the year-to-date, one-year and three-year periods, and the third quintile for the five-year period.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the contractual management fee rate for the Portfolio is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the all-in net expense ratio for the Portfolio, inclusive of the Acquired Fund Fees and Expenses (“AFFE”), is below the median and the average all-in net expense ratios of the funds in its Selected Peer Group, and the net expense ratio for the Portfolio, not inclusive of AFFE, is above the median and below the average net expense ratios of the funds in its Selected Peer Group. To assist the Board in its deliberations regarding this fee data, the Board was provided with information regarding the effect of waivers and/or reimbursements on the Portfolio’s net expense ratio.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the

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Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2018. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Solution Conservative Portfolio
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Solution Conservative Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2017: (1) the Portfolio outperformed its Morningstar category average for all periods presented; (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the year-to-date period, during which it underperformed; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the three-year and five-year periods, and the second quintile for the year-to-date and one-year periods.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the contractual management fee rate for the Portfolio is below the median and the average management fee rates of the funds in its Selected Peer Group; and (b) the all-in net expense ratio for the Portfolio, inclusive of the Acquired Fund Fees and Expenses (“AFFE”), is below the median and the average all-in net expense ratios of the funds in its Selected Peer Group, and the net expense ratio for the Portfolio, not inclusive of AFFE, is below the median and the average net expense ratios of the funds in its Selected Peer Group.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2018. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Solution Income Portfolio
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Solution Income Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2017: (1) the Portfolio outperformed its Morningstar category average for all periods presented; (2) the Portfolio outperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the three-year and five-year periods, the second quintile for the year-to-date and ten-year periods, and the third quintile for the one-year period.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the contractual management fee rate for the Portfolio is above the median and the average management fee rates of the funds in its Selected Peer Group; and (b) the all-in net expense ratio for the Portfolio, inclusive of the Acquired Fund Fees and Expenses (“AFFE”), is above the median and the average all-in net expense ratios of the funds in its Selected Peer Group, and net expense ratio for the Portfolio, not inclusive of the AFFE, is above the median and the average all-in net expense ratios of the funds in its Selected Peer Group.
In analyzing this fee data, the Board took into account: (1) Management’s discussion of fee waivers and/or expense reimbursements, which lower the Portfolio’s net effective management fee rate; (2) that the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests; and (3) Management’s representations regarding the competitiveness of the Portfolio’s management fee rate and net expense ratio when compared to peers identified by Management.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the

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Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2018. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Solution Moderately Aggressive Portfolio
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Solution Moderately Aggressive Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2017: (1) the Portfolio outperformed its Morningstar category average for all periods presented; (2) the Portfolio underperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the year-to-date, three-year and five-year periods, and the third quintile for the one-year period.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the contractual management fee rate for the Portfolio is above the median and the average management fee rates of the funds in its Selected Peer Group; and (b) the all-in net expense ratio for the Portfolio, inclusive of the Acquired Fund Fees and Expenses (“AFFE”), is below the median and the average all-in net expense ratios of the funds in its Selected Peer Group, and the net expense ratio for the Portfolio, not inclusive of AFFE, is above the median and the average net expense ratios of the funds in its Selected Peer Group.
In analyzing this fee data, the Board took into account: (1) that the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests; and (2) Management’s representations regarding the competitiveness of the Portfolio’s management fee rate and net expense ratio.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the
Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2018. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Solution Moderately Conservative Portfolio
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Solution Moderately Conservative Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2017: (1) the Portfolio outperformed its Morningstar category average for all periods presented, with the exception of the one-year period, during which it underperformed; (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the year-to-date period, during which it underperformed; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the three-year period, the second quintile for the five-year period, and the third quintile for the year-to-date and one-year periods.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the contractual management fee rate for the Portfolio is above the median and the average management fee rates of the funds in its Selected Peer Group; and (b) the all-in net expense ratio for the Portfolio, inclusive of the Acquired Fund Fees and Expenses (“AFFE”), is below the median and the average all-in net expense ratios of the funds in its Selected Peer Group, and the net expense ratio for the Portfolio, not inclusive of AFFE, is equal to the median and below the average net expense ratios of the funds in its Selected Peer Group. To assist the Board in its deliberations regarding this fee data, the Board was provided with information regarding the effect of waivers and/or reimbursements on the Portfolio’s net expense ratio.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is

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reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the
Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2018. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

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Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809
Independent Registered Public Accounting Firm
KPMG LLP
Two Financial Center
60 South Street
Boston, Massachusetts 02111
Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286
Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable annuity contract or variable life insurance policy and the underlying variable investment options. This and other information is contained in the prospectus for the variable annuity contract or variable life insurance policy and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.
RETIREMENT | INVESTMENTS | INSURANCE
voyainvestments.com
VPAR-VSOL (1217-021618)

Annual Report
December 31, 2017
Classes ADV, I, S, S2 and Z
Voya Partners, Inc.
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Voya Index Solution Income Portfolio

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Voya Index Solution 2020 Portfolio

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Voya Index Solution 2025 Portfolio

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Voya Index Solution 2030 Portfolio

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Voya Index Solution 2035 Portfolio

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Voya Index Solution 2040 Portfolio

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Voya Index Solution 2045 Portfolio

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Voya Index Solution 2050 Portfolio

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Voya Index Solution 2055 Portfolio

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Voya Index Solution 2060 Portfolio

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

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PROXY VOTING INFORMATION
A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Portfolios’ website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Portfolios’ website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS
The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Portfolios’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Portfolios’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Portfolios’ Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Portfolios by calling Shareholder Services toll-free at (800) 992-0180.

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PRESIDENT’S LETTER

After a Strong Year, Positive Expectations
Dear Shareholder,
The U.S. equity market proved resilient throughout 2017, posting a “perfect pitch” year with not one single month of negative returns. A lot of chatter in the markets has focused on the low levels of volatility that prevailed in 2017, and whether 2018 will be the year that volatility returns (witness early February markets). As usual there are also any number of geopolitical or other risks that could cause a sell-off, but we are heartened by the reality of macroeconomic fundamentals, which include strong and synchronous global growth; we believe these would likely be a governor on a rise in volatility.
We believe the United States, Europe and China will continue to dominate the world economy in 2018. Combined, the three account for about $48 trillion of GDP, more than 60% of the $79 trillion global GDP produced each year. And the rest of the world still has its own positive backdrop: The International Monetary Fund projects that 185 of 190 national economies will grow in 2018.
While economic growth may be synchronous across the globe, it is not likely to be uniform — thus, broad global diversification across continents and asset classes remains important for positioning your portfolio to benefit from potential opportunities. Regardless of where individual markets are in their business cycles, we believe investors are best served by following their asset allocation plan and avoiding the temptation to time entry or exit points.
If your goals have changed, thoroughly discuss them with your investment advisor before making any changes to your investment strategy. We seek to remain a reliable partner committed to reliable investing, helping you and your investment advisor achieve your goals. We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.
Sincerely,
Shaun Mathews
President and Chief Executive Officer
Voya Family of Funds
January 19, 2018
The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.
International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

1

Market Perspective: Year Ended December 31, 2017

In our semi-annual report we described how global equities, in the form of the MSCI World IndexSM (the “Index”), measured in local currencies, including net reinvested dividends, rose 8.25%, carried higher in what seemed to be the path of least resistance. Investor sentiment was still trying to come to terms with the unexpected result of the U.S. presidential election. For this and perhaps more importantly, other reasons, the Index continued its advance, rising in every month, to end up 18.48% for the fiscal year. (The Index returned 22.40% for the year ended December 31, 2017, measured in U.S. dollars.)
By mid-year most commentators had largely discounted a reflation trade driven by U.S. legislative initiatives. But this did not mean that such initiatives were dead; just that the credibility of anything market friendly coming out of them had fallen very low. The President had said on February 9 that he would announce his pro-growth tax reform plan in the coming weeks. Nothing solid had emerged and by early July the Senate was still pre-occupied with the Affordable Care Act (“ACA”), desperately trying to pass any version of a repeal and replace bill. Such attempts finally foundered in the early hours of July 28.
But investors could still take comfort in a narrative of improving global growth and corporate earnings, with monetary conditions still historically easy, to underpin the prices of risk assets. The evidence was there to see. In August the Wall Street Journal observed that the prices of base metals had recently hit multi-year highs, inferring that investors were increasingly bullish on global growth, and later noted that every country tracked by the Organization for Economic Cooperation and Development was set to grow in 2017.
In the euro zone, unemployment ended November at 8.8%, the lowest since January 2009. Gross domestic product (“GDP”) grew 2.5% year-over-year in the third quarter of 2017, slightly higher than the U.S. (2.3%). The European Central Bank finally confirmed that monthly bond purchases would be halved to €30 billion in 2018. The region’s Economic Sentiment Indicator ended the period at the highest since 2000.
China’s GDP growth in the second quarter of 2017 was a healthy 6.9% year-over-year and 6.8% in the third. Imports were continuing to grow at double-digit year-over-year rates, supporting global demand. Excessive debt remained a problem in financial markets, however. In November the authorities announced curbs on leverage in asset management products and promises of guaranteed returns.
Even Japan contributed some good news with GDP rising in the third quarter of 2017 for the seventh straight quarter.
In the U.S., the Federal Reserve (“Fed”) added 25bp (0.25%) to the federal funds rate in March and did so again in June. But areas of sluggishness, like low core consumer price inflation and wage growth persisted into September, which started with devastating hurricanes and rising geo-political tensions with North Korea. Some commentators suggested that the Fed might be done for the year.
However, the hurricanes subsided, geo-political tensions cooled and yet another forlorn attempt to replace the ACA was shrugged off. The December employment report showed the unemployment rate barely above 4%, near the lowest since February 2001. Third quarter GDP growth was reported at 3.2% (annualized) after 3.1% in the second. The outline of a long-awaited pro-growth tax reform program was finally announced, although moving day by day to bring recalcitrant senators on board. For investors, its key feature was a reduction in the corporate tax rate to 21%, which many believed would be used to increase share buy-backs and dividends. The Fed duly raised the federal funds rate by another 25bp (0.25%) in December and the tax bill was signed into law on December 22.
In U.S. fixed income markets, the Bloomberg Barclays U.S. Aggregate Bond Index (“Barclays Aggregate”) added 3.54% in the fiscal year. The Treasury yield curve became flatter, with yields on maturities up to about nine years rising and those on longer maturities falling. Thus the Bloomberg Barclays U.S. Treasury Bond Index rose 2.31% while the Bloomberg Barclays Long-Term U.S. Treasury sub-index gained 8.53%. Indices of riskier classes generally outperformed Treasuries: the Bloomberg Barclays U.S. Corporate Investment Grade Bond Index climbed 6.42%, the Bloomberg Barclays High-Yield Bond —  2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate) rose 7.50%.
U.S. equities, represented by the S&P 500® Index including dividends, surged 21.83% in 2017. The earnings per share of its constituent companies grew 6.4% year-over-year in the third quarter of 2017, after two quarters of double-digit gains. Technology was the leader, soaring 38.83%. Telecommunications and energy were the laggards, falling 1.25% and 1.01% respectively. Index companies thought to offer comparatively good earnings growth outperformed those considered to offer comparatively good value by more than 12%.
In currencies, the dollar fell 12.37% against the euro, 8.63% against the pound, reflecting some dissipation of the post-election reflation euphoria. In the meantime, the euro zone’s prospects had improved, while some of the panic over Brexit had faded. The dollar slipped 3.65% against the yen, moving within a narrow trading range for most of the year.
In international markets, the MSCI Japan® Index jumped 19.75% over the year, in an environment of improving corporate governance and profitability, with little competition from fixed income investments. The MSCI Europe ex UK® Index rose 13.59%. Aside from the positive developments noted above, corporate earnings were improving and political fears were assuaged by the election of a centrist President in France. But gains were muted by the strengthening euro. The MSCI UK® Index rose 11.94%. GDP growth was down to 0.4% in each of the middle two quarters, Brexit negotiations were slow and inconclusive and we believe by year end it was abundantly clear that the UK’s position was very weak.
All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Portfolios’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 262-3862 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.
Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

2

Benchmark Descriptions

Index	Description
Bloomberg Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An index that includes all fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Bloomberg Barclays U.S. Aggregate Bond Index	An index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Bloomberg Barclays U.S. Corporate Investment Grade Bond Index	An index consisting of publicly issued, fixed rate, nonconvertible, investment grade debt securities.
Bloomberg Barclays Long-Term U.S. Treasury Index	This index measures the performance of U.S. Treasury bills with long-term maturity. The credit level for this index is investment grade. The rebalance scheme is monthly.
Bloomberg Barclays U.S. Treasury Bond Index	A market capitalization-weighted index that measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of one year or more.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
S&P 500® Index	An index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
S&P Target Date Retirement Income Index	Seeks to represent asset allocations which target an immediate retirement horizon.
S&P Target Date 2020 Index, S&P Target Date 2025 Index, S&P Target Date 2030 Index, S&P Target Date 2035 Index, S&P Target Date 2040 Index, S&P Target Date 2045 Index, S&P Target Date 2050 Index, S&P Target Date 2055 Index and S&P Target Date 2060+ Index	Each index seeks to represent the market consensus for asset allocations which target an approximate 2020, 2025, 2030, 2035, 2040, 2045, 2050, 2055, 2060 and beyond the 2060 retirement horizon, respectively.
Tokyo Stock Price Index (“TOPIX Index®”)	A composite index for the Tokyo Stock Exchange tracking all domestic stocks from the first section of the exchange.
3

Voya Index Solution Portfolios	Portfolio Managers’ Report

The Voya Index Solution Portfolios consist of Voya Index Solution Income Portfolio, Voya Index Solution 2020 Portfolio, Voya Index Solution 2025 Portfolio, Voya Index Solution 2030 Portfolio, Voya Index Solution 2035 Portfolio, Voya Index Solution 2040 Portfolio, Voya Index Solution 2045 Portfolio, Voya Index Solution 2050 Portfolio, Voya Index Solution 2055 Portfolio, and Voya Index Solution 2060 Portfolio (each a “Portfolio” or collectively, the “Portfolios”). Each Portfolio seeks to achieve its investment objective by investing in a combination of underlying funds which are passively managed funds (index funds)(1). Each Portfolio uses an asset allocation strategy (“Target Asset Allocation”) designed for investors expecting to retire around the year applicable to that Portfolio. These Target Asset Allocations as of December 31, 2017 are set out in the table below. The Portfolios are managed by Halvard Kvaale, CIMA, Paul Zemsky, CFA and Chief Investment Officer, and Jody Hrazanek, Portfolio Managers of Voya Investment Management Co. LLC (“Voya IM”) — the Sub-Adviser.
Performance: Each Portfolio’s performance against its respective benchmark can be found on page 6. Every Portfolio, except Index Solution 2020, outperformed its benchmark in 2017.
Portfolio Specifics: The Portfolio managers attempt to enhance investment returns by tactically deviating from Strategic Asset Allocations to take advantage of opportunities or reduce risk. The following tactics were among those employed in 2017.
The Portfolios started 2017 with overweight positions in U.S. large cap and long government bonds, funded by underweight positions in core U.S. fixed income and high yield.
In January, the Portfolios purchased Japanese equities funded by selling a portion of our U.S. large cap position. At the time of the trade, we believed Japan to be one of the most leveraged markets to an acceleration in global growth and positioned to benefit from continued qualitative and quantitative easing by the Bank of Japan. This trade maintained the Portfolios’ global equity overweight, rotating equity from the U.S. towards more cyclical regions of the world. This position was unwound at the end of February with growing realization that the Bank of Japan’s easing was ineffective in its attempt to reaccelerate the Japanese economy. The proceeds of the sale were used to purchase U.S. large cap.
At the end of March, the Portfolios enacted two new positions, selling its U.S. large cap overweight in both instances in favor of euro zone and emerging market equities. We believe both trades were supported by attractive valuations and strong fundamentals underpinned by easing financial conditions and global reacceleration.
At the close of April, adjustments to the strategic asset allocation targets were made to reflect the portfolio management team’s revised long-term capital market expectations for a range of asset classes. This resulted in modest changes in the sub-asset allocations. Notable changes include modest increases to international developed, emerging market and small cap equities, new allocations to U.S. large cap value and short duration, and reduced exposure to high yield bonds in favor of core U.S. fixed income. In addition, long government bonds were removed as a strategic asset class but are included in the Portfolios as a tactical position for duration management. Finally, to maintain equity weights through the annual glide down process, a tactical overweight to equities was enacted for the 2035-2020 Portfolios.
In June, the Portfolios tactically rotated a portion of its U.S. large cap allocation towards growth to offset the value bias in its strategic allocation. Rationale supporting a growth-tilted market was based on the U.S. Federal Reserve Board’s (“Fed”) firm resolve for gradual interest-rate increases, two straight disappointing inflation readings and continual problems besetting the Trump Administration’s agenda.
At the close of August, the Portfolios converted its existing euro zone equity exposure from a currency hedged position to an unhedged position. In August, the long-Euro and short-USD positioning had come off of extremes providing an opportunity to scale into non-U.S. dollar exposure for the trade. In addition, fundamental indicators, such as GDP and PMI differentials between the two economies, were in our opinion showing support for a stronger Euro versus the USD.
At the end of September, the Portfolios opened a position in Japanese equities by selling international developed equities. At the time of the trade, Japan was on course to deliver the strongest earnings growth of any major region in 2017, but was the only major region to have been de-rated in forward P/E terms. In addition, at trade time, the TOPIX Index® was inexpensive, trading at a forward P/E relative to the MSCI World IndexSM at the lower end of its 12-year historical range. In October, the Funds further increased its Japan equities exposure funded by a lowered allocation to U.S. large blend. In addition, the 2020 and 2025 Portfolios sold U.S. large cap and purchased core U.S. fixed income to reduce an equity overweight position that was initiated in 2016. While the team remains positive on risk assets for 2018, we believe reducing equity exposures to be prudent in the event of an equity market sell-off for these near-dated Portfolios.
During the year, tactical moves relative to our strategic benchmarks had a positive impact across the suite.
4

Portfolio Managers’ Report	Voya Index Solution Portfolios

All asset classes utilized in the Portfolios produced positive returns for the year. The best performing asset classes were emerging markets equities, foreign large blend equities and domestic large cap equities. Asset classes with lowest returns for the year were short term bonds, commodities and intermediate term bonds. During the year, the Portfolios utilized various futures to enact tactical positions. Futures were utilized to avoid significant manager disruption and provide the Portfolios with greater liquidity. The impact of the derivatives was in line with expectations of the tactical asset allocation positions.
Current Strategy and Outlook: A lot of chatter in the markets is focusing on the low levels of volatility that prevailed in 2017 and whether 2018 will be the year that it returns. As usual there are any number of geopolitical or other risks that could cause a temporary sell-off, but we are heartened by the reality of macro fundamentals, which in our opinion include strong and synchronous global growth. We believe that this would put a cap on any weakness in risk assets or rises in volatility.
Equities had a strong run in 2017, driven equally by multiple expansion and earnings growth. They will likely find that earnings will have to do most of the heavy lifting in 2018, however, as equities have become more expensive at 19 times forward earnings. We believe that it’s not a bad thing to have an earnings-driven year for equities; based upon on our models, we believe the S&P 500® Index should be able to deliver 10% earnings growth. While tax cuts can add more fuel to the earnings fire, they are largely incorporated into equity prices already.
We favored equities all 2017 and continue to do so going into 2018. The emerging markets were the darlings of last year, gaining over 30%. Even with a modest setback, lagging behind the U.S. in the fourth quarter of 2017, in our view they are the ultimate beneficiaries of stronger than expected global growth, and at good valuations. Japan has been among our strongest views in the latter part of the year. The continued support from Abenomics and the central bank anchoring bond yields has produced solid growth and even modest inflation.
In the United States, tax reform legislation has cleared the legislative hurdles to become law. We estimate the new policy will boost U.S. GDP growth by 0.3% in 2018 and 2019. The financial markets will have to digest some short- and longer-term consequences. We expect Federal spending will likely grow more quickly in 2018 than it has for the last three years. With more fiscal stimulus comes larger deficits. Consensus expectations are for the U.S. budget deficit to reach 3.7% in 2018 and 5.0% in 2019. We also expect the Fed to respond to faster growth to maintain its mandate for a stable labor market. Therefore, we think the Fed will have to raise interest rates four times in 2018. Raising short-term interest rates will likely continue to flatten the yield curve (the difference between the yields on two-year and ten-year Treasury bonds) but the flattening is unlikely to match the speed that it had in 2017. The back end of the curve is unlikely to be as firmly anchored as it was in 2017, in our opinion, as one-off effects of softer inflation and an increase in the global supply of bonds impact the market.
In our opinion, the Portfolios remain positioned for a positive global growth outlook. Our long held constructive view on the emerging markets remains, even in light of some temporary relative weakness. We think economic data are still a positive and not too much of a good thing. While mindful that the cycle may be late in calendar years, we see our economic activity models and earnings projections telling us equities can stay well supported.

(1)
The investment objective of each Portfolio is described in the Portfolios’ prospectuses, each dated May 1, 2017.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.
5

Voya Index Solution Portfolios	Portfolio Managers’ Report

Total Returns for the Period Ended December 31, 2017
1 Year
Voya Index Solution Income Portfolio, Class S	9.06%
S&P Target Date Retirement Income Index	8.54%
Voya Index Solution 2020 Portfolio, Class S	12.06%
S&P Target Date 2020 Index	12.80%
Voya Index Solution 2025 Portfolio, Class S	14.62%
S&P Target Date 2025 Index	14.55%
Voya Index Solution 2030 Portfolio, Class S	16.91%
S&P Target Date 2030 Index	16.19%
Voya Index Solution 2035 Portfolio, Class S	18.39%
S&P Target Date 2035 Index	17.78%
Voya Index Solution 2040 Portfolio, Class S	19.39%
S&P Target Date 2040 Index	18.87%
Voya Index Solution 2045 Portfolio, Class S	20.21%
S&P Target Date 2045 Index	19.56%
Voya Index Solution 2050 Portfolio, Class S	20.47%
S&P Target Date 2050 Index	20.18%
Voya Index Solution 2055 Portfolio, Class S	20.63%
S&P Target Date 2055 Index	20.48%
Voya Index Solution 2060 Portfolio, Class S	20.76%
S&P Target Date 2060+ Index	20.75%

Annual Target Asset Allocation as of December 31, 2017
Sub Asset Class	2060	2055	2050	2045	2040	2035	2030	2025	2020	Income
US Large Blend	40.0%	40.0%	40.0%	40.5%	40.0%	38.5%	35.5%	28.0%	22.0%	16.0%
US Large Growth	2.0%	2.0%	2.0%	2.0%	2.0%	2.0%	2.0%	2.0%	2.0%	2.0%
US Large Value	1.0%	1.0%	1.0%	1.0%	1.0%	1.0%	1.0%	1.0%	1.0%	0.5%
US Mid Cap Blend	11.0%	11.0%	11.0%	10.0%	8.0%	7.0%	5.0%	4.5%	3.0%	3.0%
US Small Cap	5.0%	5.0%	5.0%	5.0%	5.0%	4.0%	4.0%	3.0%	3.0%	—
International	21.0%	21.0%	21.0%	20.0%	19.0%	18.0%	16.0%	13.0%	10.0%	6.0%
Japan Equity	3.0%	3.0%	3.0%	3.0%	3.0%	3.0%	3.0%	3.0%	3.0%	3.0%
Emerging Markets	8.5%	8.5%	8.5%	8.0%	7.5%	7.0%	6.0%	5.0%	3.5%	3.0%
US Real Estate	1.5%	1.5%	1.5%	1.5%	1.5%	1.5%	1.5%	1.0%	1.0%	1.0%
Global Real Estate	1.5%	1.5%	1.5%	1.5%	1.5%	1.5%	1.5%	1.0%	1.0%	1.0%
Commodities	1.5%	1.5%	1.5%	1.5%	1.5%	1.5%	1.5%	1.5%	1.5%	1.5%
Core Fixed Income	4.0%	4.0%	4.0%	4.3%	5.0%	8.0%	15.0%	27.0%	39.0%	53.0%
High Yield	—	—	—	—	2.0%	2.0%	2.0%	2.0%	2.0%	2.0%
Senior Debt	—	—	—	1.8%	3.0%	5.0%	5.0%	5.0%	5.0%	5.0%
Short Duration	—	—	—	—	—	—	—	2.0%	2.0%	3.0%
Long Govt Bonds	—	—	—	—	—	—	1.0%	1.0%	1.0%	—
Total Equity	96.0%	96.0%	96.0%	94.0%	90.0%	85.0%	77.0%	63.0%	51.0%	37.0%
Total Fixed Income	4.0%	4.0%	4.0%	6.0%	10.0%	15.0%	23.0%	37.0%	49.0%	63.0%
	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
As these are target allocations, the actual allocations of each Portfolio’s assets may deviate from the percentages shown. Although the Portfolios expect to be fully invested at all times, they may maintain liquidity reserves to meet redemption requests.
Portfolio holdings are subject to change daily.
6

Portfolio Managers’ Report	Voya Index Solution Income Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2017
	1 Year	5 Year	Since Inception of Classes ADV, I, and S March 10, 2008	Since Inception of Class S2 May 28, 2009	Since Inception of Class Z May 1, 2015
Class ADV	8.69%	4.98%	4.62%	—	—
Class I	9.36%	5.54%	5.17%	—	—
Class S	9.06%	5.25%	4.89%	—	—
Class S2	8.89%	5.11%	—	6.30%	—
Class Z(1)	9.54%	5.64%	—	—	5.22%
S&P Target Date Retirement Income Index	8.54%	4.86%	4.61%	6.51%	4.61%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Index Solution Income Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index. On June 1, 2017, S&P Dow Jones Indices, a third-party index provider, made construction and methodology changes to the index used by the Portfolio. Performance for the index for periods prior to June 1, 2017 has been recalculated by the index provider based on the new construction and methodology.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reﬂect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reﬂect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

(1)
The Class Z shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

7

Voya Index Solution 2020 Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2017
	1 Year	5 Year	Since Inception of Classes ADV, I, S, and S2 October 3, 2011	Since Inception of Class Z May 1, 2015
Class ADV	11.78%	7.19%	8.79%	—
Class I	12.42%	7.64%	9.26%	—
Class S	12.06%	7.37%	8.97%	—
Class S2	11.92%	7.24%	8.86%	—
Class Z(1)	12.63%	7.73%	—	9.33%
S&P Target Date 2020 Index	12.80%	7.92%	9.70%	9.70%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Index Solution 2020 Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index. On June 1, 2017, S&P Dow Jones Indices, a third-party index provider, made construction and methodology changes to the index used by the Portfolio. Performance for the index for periods prior to June 1, 2017 has been recalculated by the index provider based on the new construction and methodology.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reﬂect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reﬂect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

(1)
The Class Z shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

8

Portfolio Managers’ Report	Voya Index Solution 2025 Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2017
	1 Year	5 Year	Since Inception of Classes ADV, I, and S March 10, 2008	Since Inception of Class S2 May 28, 2009	Since Inception of Class Z May 1, 2015
Class ADV	14.32%	8.06%	5.61%	—	—
Class I	14.84%	8.61%	6.14%	—	—
Class S	14.62%	8.32%	5.88%	—	—
Class S2	14.41%	8.17%	—	9.51%	—
Class Z(1)	15.00%	8.70%	—	—	6.18%
S&P Target Date 2025 Index	14.55%	8.76%	6.65%	10.37%	6.65%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Index Solution 2025 Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index. On June 1, 2017, S&P Dow Jones Indices, a third-party index provider, made construction and methodology changes to the index used by the Portfolio. Performance for the index for periods prior to June 1, 2017 has been recalculated by the index provider based on the new construction and methodology.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reﬂect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reﬂect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

(1)
The Class Z shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

9

Voya Index Solution 2030 Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2017
	1 Year	5 Year	Since Inception of Classes ADV, I, S, and S2 October 3, 2011	Since Inception of Class Z May 1, 2015
Class ADV	16.62%	9.10%	11.18%	—
Class I	17.14%	9.61%	11.70%	—
Class S	16.91%	9.33%	11.40%	—
Class S2	16.69%	9.12%	11.23%	—
Class Z(1)	17.35%	9.67%	—	11.75%
S&P Target Date 2030 Index	16.19%	9.57%	11.67%	11.67%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Index Solution 2030 Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index. On June 1, 2017, S&P Dow Jones Indices, a third-party index provider, made construction and methodology changes to the index used by the Portfolio. Performance for the index for periods prior to June 1, 2017 has been recalculated by the index provider based on the new construction and methodology.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reﬂect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reﬂect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

(1)
The Class Z shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

10

Portfolio Managers’ Report	Voya Index Solution 2035 Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2017
	1 Year	5 Year	Since Inception of Classes ADV, I, and S March 10, 2008	Since Inception of Class S2 May 28, 2009	Since Inception of Class Z May 1, 2015
Class ADV	17.95%	9.87%	6.38%	—	—
Class I	18.65%	10.42%	6.90%	—	—
Class S	18.39%	10.15%	6.65%	—	—
Class S2	18.14%	9.97%	—	10.92%	—
Class Z(1)	18.88%	10.53%	—	—	6.96%
S&P Target Date 2035 Index	17.78%	10.29%	7.22%	11.63%	7.22%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Index Solution 2035 Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index. On June 1, 2017, S&P Dow Jones Indices, a third-party index provider, made construction and methodology changes to the index used by the Portfolio. Performance for the index for periods prior to June 1, 2017 has been recalculated by the index provider based on the new construction and methodology.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reﬂect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reﬂect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

(1)
The Class Z shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

11

Voya Index Solution 2040 Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2017
	1 Year	5 Year	Since Inception of Classes ADV, I, S, and S2 October 3, 2011	Since Inception of Class Z May 1, 2015
Class ADV	19.05%	10.40%	12.70%	—
Class I	19.68%	10.92%	13.24%	—
Class S	19.39%	10.66%	12.94%	—
Class S2	19.21%	10.48%	12.78%	—
Class Z(1)	19.86%	11.00%	—	13.30%
S&P Target Date 2040 Index	18.87%	10.78%	13.03%	13.03%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Index Solution 2040 Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index. On June 1, 2017, S&P Dow Jones Indices, a third-party index provider, made construction and methodology changes to the index used by the Portfolio. Performance for the index for periods prior to June 1, 2017 has been recalculated by the index provider based on the new construction and methodology.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reﬂect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reﬂect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

(1)
The Class Z shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

12

Portfolio Managers’ Report	Voya Index Solution 2045 Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2017
	1 Year	5 Year	Since Inception of Classes ADV, I, and S March 10, 2008	Since Inception of Class S2 May 28, 2009	Since Inception of Class Z May 1, 2015
Class ADV	19.96%	10.62%	6.55%	—	—
Class I	20.48%	11.16%	7.08%	—	—
Class S	20.21%	10.89%	6.82%	—	—
Class S2	19.97%	10.73%	—	11.66%	—
Class Z(1)	20.81%	11.27%	—	—	7.14%
S&P Target Date 2045 Index	19.56%	11.15%	7.49%	12.29%	7.49%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Index Solution 2045 Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index. On June 1, 2017, S&P Dow Jones Indices, a third-party index provider, made construction and methodology changes to the index used by the Portfolio. Performance for the index for periods prior to June 1, 2017 has been recalculated by the index provider based on the new construction and methodology.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reﬂect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reﬂect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

(1)
The Class Z shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

13

Voya Index Solution 2050 Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2017
	1 Year	5 Year	Since Inception of Classes ADV, I, S, and S2 October 3, 2011	Since Inception of Class Z May 1, 2015
Class ADV	20.12%	10.68%	12.96%	—
Class I	20.75%	11.26%	13.54%	—
Class S	20.47%	11.00%	13.26%	—
Class S2	20.21%	10.78%	13.07%	—
Class Z(1)	21.03%	11.33%	—	13.60%
S&P Target Date 2050 Index	20.18%	11.48%	13.80%	13.80%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Index Solution 2050 Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index. On June 1, 2017, S&P Dow Jones Indices, a third-party index provider, made construction and methodology changes to the index used by the Portfolio. Performance for the index for periods prior to June 1, 2017 has been recalculated by the index provider based on the new construction and methodology.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reﬂect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reﬂect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

(1)
The Class Z shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

14

Portfolio Managers’ Report	Voya Index Solution 2055 Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2017
	1 Year	5 Year	Since Inception of Classes ADV, I, S, and S2 March 8, 2010	Since Inception of Class Z May 1, 2015
Class ADV	20.37%	10.73%	9.68%	—
Class I	21.03%	11.26%	10.22%	—
Class S	20.63%	11.00%	9.95%	—
Class S2	20.50%	10.83%	9.78%	—
Class Z(1)	21.27%	11.37%	—	10.29%
S&P Target Date 2055 Index	20.48%	11.70%	10.66%	10.66%
Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Index Solution 2055 Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index. On June 1, 2017, S&P Dow Jones Indices, a third-party index provider, made construction and methodology changes to the index used by the Portfolio. Performance for the index for periods prior to June 1, 2017 has been recalculated by the index provider based on the new construction and methodology.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reﬂect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reﬂect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

(1)
The Class Z shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

15

Voya Index Solution 2060 Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2017
	1 Year	Since Inception of Classes ADV, I, and S February 9, 2015	Since Inception of Class Z May 1, 2015
Class ADV	20.44%	8.60%	—
Class I	21.11%	9.13%	—
Class S	20.76%	8.85%	—
Class S2	20.54%	8.65%	—
Class Z(1)	21.24%	—	9.29%
S&P Target Date 2060+ Index	20.75%	9.82%	9.82%
Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Index Solution 2060 Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index. On June 1, 2017, S&P Dow Jones Indices, a third-party index provider, made construction and methodology changes to the index used by the Portfolio. Performance for the index for periods prior to June 1, 2017 has been recalculated by the index provider based on the new construction and methodology.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reﬂect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 262-3862 to get performance through the most recent month end.
It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reﬂect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

(1)
The Class Z shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

16

SHAREHOLDER EXPENSE EXAMPLES (Unaudited)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples are based on an investment of  $1,000 invested at the beginning of the period and held for the entire period from July 1, 2017 to December 31, 2017. The Portfolios’ expenses are shown without the imposition of any charges which are, or may be, imposed under your variable annuity contract, variable life insurance policy, qualified pension or retirement plan. Expenses would have been higher if such charges were included.
Actual Expenses
The left section of the table shown below, “Actual Portfolio Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.
	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value June 30, 2017	Ending Account Value December 31, 2017	Annualized Expense Ratio*	Expenses Paid During the Period Ended December 31, 2017**	Beginning Account Value June 30, 2017	Ending Account Value December 31, 2017	Annualized Expense Ratio*	Expenses Paid During the Period Ended December 31, 2017**
Voya Index Solution Income Portfolio
Class ADV	$1,000.00	$1,042.90	0.68%	$3.50	$1,000.00	$1,021.78	0.68%	$3.47
Class I	1,000.00	1,045.40	0.18	0.93	1,000.00	1,024.30	0.18	0.92
Class S	1,000.00	1,044.00	0.43	2.22	1,000.00	1,023.04	0.43	2.19
Class S2	1,000.00	1,043.60	0.58	2.99	1,000.00	1,022.28	0.58	2.96
Class Z	1,000.00	1,046.10	0.00	0.00	1,000.00	1,025.21	0.00	0.00
Voya Index Solution 2020 Portfolio
Class ADV	$1,000.00	$1,057.10	0.68%	$3.53	$1,000.00	$1,021.78	0.68%	$3.47
Class I	1,000.00	1,060.20	0.18	0.93	1,000.00	1,024.30	0.18	0.92
Class S	1,000.00	1,058.40	0.43	2.23	1,000.00	1,023.04	0.43	2.19
Class S2	1,000.00	1,057.60	0.58	3.01	1,000.00	1,022.28	0.58	2.96
Class Z	1,000.00	1,061.60	0.00	0.00	1,000.00	1,025.21	0.00	0.00
17

SHAREHOLDER EXPENSE EXAMPLES (Unaudited) (continued)

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value June 30, 2017	Ending Account Value December 31, 2017	Annualized Expense Ratio*	Expenses Paid During the Period Ended December 31, 2017**	Beginning Account Value June 30, 2017	Ending Account Value December 31, 2017	Annualized Expense Ratio*	Expenses Paid During the Period Ended December 31, 2017**
Voya Index Solution 2025 Portfolio
Class ADV	$1,000.00	$1,069.70	0.68%	$3.55	$1,000.00	$1,021.78	0.68%	$3.47
Class I	1,000.00	1,072.20	0.18	0.94	1,000.00	1,024.30	0.18	0.92
Class S	1,000.00	1,070.30	0.43	2.24	1,000.00	1,023.04	0.43	2.19
Class S2	1,000.00	1,070.30	0.58	3.03	1,000.00	1,022.28	0.58	2.96
Class Z	1,000.00	1,072.90	0.00	0.00	1,000.00	1,025.21	0.00	0.00
Voya Index Solution 2030 Portfolio
Class ADV	$1,000.00	$1,081.20	0.69%	$3.62	$1,000.00	$1,021.73	0.69%	$3.52
Class I	1,000.00	1,083.80	0.19	1.00	1,000.00	1,024.25	0.19	0.97
Class S	1,000.00	1,082.90	0.44	2.31	1,000.00	1,022.99	0.44	2.24
Class S2	1,000.00	1,081.40	0.59	3.10	1,000.00	1,022.23	0.59	3.01
Class Z	1,000.00	1,085.10	0.00	0.00	1,000.00	1,025.21	0.00	0.00
Voya Index Solution 2035 Portfolio
Class ADV	$1,000.00	$1,089.00	0.68%	$3.58	$1,000.00	$1,021.78	0.68%	$3.47
Class I	1,000.00	1,091.60	0.18	0.95	1,000.00	1,024.30	0.18	0.92
Class S	1,000.00	1,090.10	0.43	2.27	1,000.00	1,023.04	0.43	2.19
Class S2	1,000.00	1,089.50	0.58	3.05	1,000.00	1,022.28	0.58	2.96
Class Z	1,000.00	1,093.00	0.00	0.00	1,000.00	1,025.21	0.00	0.00
Voya Index Solution 2040 Portfolio
Class ADV	$1,000.00	$1,093.80	0.68%	$3.59	$1,000.00	$1,021.78	0.68%	$3.47
Class I	1,000.00	1,096.80	0.18	0.95	1,000.00	1,024.30	0.18	0.92
Class S	1,000.00	1,094.80	0.43	2.27	1,000.00	1,023.04	0.43	2.19
Class S2	1,000.00	1,094.40	0.58	3.06	1,000.00	1,022.28	0.58	2.96
Class Z	1,000.00	1,097.20	0.00	0.00	1,000.00	1,025.21	0.00	0.00
Voya Index Solution 2045 Portfolio
Class ADV	$1,000.00	$1,097.60	0.69%	$3.65	$1,000.00	$1,021.73	0.69%	$3.52
Class I	1,000.00	1,099.40	0.19	1.01	1,000.00	1,024.25	0.19	0.97
Class S	1,000.00	1,098.50	0.44	2.33	1,000.00	1,022.99	0.44	2.24
Class S2	1,000.00	1,097.80	0.59	3.12	1,000.00	1,022.23	0.59	3.01
Class Z	1,000.00	1,101.80	0.00	0.00	1,000.00	1,025.21	0.00	0.00
Voya Index Solution 2050 Portfolio
Class ADV	$1,000.00	$1,098.90	0.70%	$3.70	$1,000.00	$1,021.68	0.70%	$3.57
Class I	1,000.00	1,101.60	0.20	1.06	1,000.00	1,024.20	0.20	1.02
Class S	1,000.00	1,099.70	0.45	2.38	1,000.00	1,022.94	0.45	2.29
Class S2	1,000.00	1,093.30	0.60	3.17	1,000.00	1,022.18	0.60	3.06
Class Z	1,000.00	1,102.70	0.00	0.00	1,000.00	1,025.21	0.00	0.00
18

SHAREHOLDER EXPENSE EXAMPLES (Unaudited) (continued)

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value June 30, 2017	Ending Account Value December 31, 2017	Annualized Expense Ratio*	Expenses Paid During the Period Ended December 31, 2017**	Beginning Account Value June 30, 2017	Ending Account Value December 31, 2017	Annualized Expense Ratio*	Expenses Paid During the Period Ended December 31, 2017**
Voya Index Solution 2055 Portfolio
Class ADV	$1,000.00	$1,099.70	0.70%	$3.70	$1,000.00	$1,021.68	0.70%	$3.57
Class I	1,000.00	1,102.40	0.20	1.06	1,000.00	1,024.20	0.20	1.02
Class S	1,000.00	1,100.20	0.45	2.38	1,000.00	1,022.94	0.45	2.29
Class S2	1,000.00	1,099.70	0.60	3.18	1,000.00	1,022.18	0.60	3.06
Class Z	1,000.00	1,103.40	0.00	0.00	1,000.00	1,025.21	0.00	0.00
Voya Index Solution 2060 Portfolio
Class ADV	$1,000.00	$1,099.50	0.70%	$3.70	$1,000.00	$1,021.68	0.70%	$3.57
Class I	1,000.00	1,101.60	0.20	1.06	1,000.00	1,024.20	0.20	1.02
Class S	1,000.00	1,100.90	0.45	2.38	1,000.00	1,022.94	0.45	2.29
Class S2	1,000.00	1,099.60	0.60	3.18	1,000.00	1,022.18	0.60	3.06
Class Z	1,000.00	1,103.10	0.00	0.00	1,000.00	1,025.21	0.00	0.00

*
The annualized expense ratios do not include expenses of underlying funds.

**
Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

19

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors
Voya Partners, Inc.:
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of Voya Index Solution Income Portfolio, Voya Index Solution 2020 Portfolio, Voya Index Solution 2025 Portfolio, Voya Index Solution 2030 Portfolio, Voya Index Solution 2035 Portfolio, Voya Index Solution 2040 Portfolio, Voya Index Solution 2045 Portfolio, Voya Index Solution 2050 Portfolio, Voya Index Solution 2055 Portfolio, and Voya Index Solution 2060 Portfolio (the “Funds”), each a series of Voya Partners, Inc., including the portfolios of investments, as of December 31, 2017, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of December 31, 2017, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Voya investment companies since 1975.
Boston, Massachusetts
February 21, 2018
20

Statements of Assets and Liabilities as of December 31, 2017

	Voya Index Solution Income Portfolio	Voya Index Solution 2020 Portfolio	Voya Index Solution 2025 Portfolio	Voya Index Solution 2030 Portfolio
ASSETS:
Investments in affiliated underlying funds at fair value*	$401,159,484	$202,662,662	$699,574,370	$256,005,543
Investments in unaffiliated underlying funds at fair value**	81,560,978	42,696,665	147,054,467	50,089,815
Cash	631,939	420,507	1,184,305	476,622
Cash collateral for futures	727,010	304,036	1,218,825	406,482
Foreign cash collateral for futures***	178,446	84,321	300,025	98,048
Receivables:
Investments in affiliated underlying funds sold	3,042,296	2,998,207	8,034,093	5,748,899
Investments in unaffiliated underlying funds sold	644,169	—	12,375	—
Fund shares sold	486,855	29,909	1,725,976	372,437
Dividends	195,643	92,614	327,837	109,065
Prepaid expenses	1,731	511	2,578	502
Reimbursement due from manager	53,374	48,068	99,052	56,124
Other assets	11,952	1,396	14,157	1,499
Total assets	488,693,877	249,338,896	859,548,060	313,365,036
LIABILITIES:
Payable for investments in affiliated underlying funds purchased	3,129,975	—	2,254,160	311,963
Payable for investments in unaffiliated underlying funds purchased	1,029,442	2,804,663	6,812,041	5,572,069
Payable for fund shares redeemed	7,146	273,262	796,462	60,474
Payable for investment management fees	95,529	47,545	165,376	57,944
Payable for distribution and shareholder service fees	87,813	13,041	142,229	11,823
Payable to directors under the deferred compensation plan (Note 6)	11,952	1,396	14,157	1,499
Payable for director fees	2,241	889	3,577	1,002
Other accrued expenses and liabilities	55,006	8,290	43,728	7,531
Total liabilities	4,419,104	3,149,086	10,231,730	6,024,305
NET ASSETS	$484,274,773	$246,189,810	$849,316,330	$307,340,731
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$462,640,206	$225,939,607	$772,298,617	$275,942,188
Undistributed net investment income	9,501,469	4,129,729	13,720,261	4,654,056
Accumulated net realized gain (loss)	(850,136)	6,914,626	12,783,113	8,468,650
Net unrealized appreciation	12,983,234	9,205,848	50,514,339	18,275,837
NET ASSETS	$484,274,773	$246,189,810	$849,316,330	$307,340,731
* Cost of investments in affiliated underlying funds	$387,347,319	$194,241,178	$649,944,386	$238,721,539
** Cost of investments in unaffiliated underlying funds	$82,376,362	$41,904,801	$146,142,188	$49,085,217
*** Cost of foreign cash collateral for futures	$177,727	$83,981	$298,816	$97,652
See Accompanying Notes to Financial Statements
21

Statements of Assets and Liabilities as of December 31, 2017 (continued)

	Voya Index Solution Income Portfolio	Voya Index Solution 2020 Portfolio	Voya Index Solution 2025 Portfolio	Voya Index Solution 2030 Portfolio
Class ADV
Net assets	$110,506,924	$21,917,563	$232,790,429	$20,938,995
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	10,682,381	1,651,067	21,275,556	1,370,554
Net asset value and redemption price per share	$10.34	$13.27	$10.94	$15.28
Class I
Net assets	$22,915,795	$5,359,763	$60,664,287	$4,953,287
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	2,157,877	394,420	5,411,736	316,455
Net asset value and redemption price per share	$10.62	$13.59	$11.21	$15.65
Class S
Net assets	$168,729,794	$12,049,002	$149,826,690	$12,320,191
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	16,047,941	889,685	13,509,387	792,015
Net asset value and redemption price per share	$10.51	$13.54	$11.09	$15.56
Class S2
Net assets	$12,928,150	$3,783,288	$34,196,804	$1,799,957
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	1,256,405	281,027	3,137,787	117,097
Net asset value and redemption price per share	$10.29	$13.46	$10.90	$15.37
Class Z
Net assets	$169,194,110	$203,080,194	$371,838,120	$267,328,301
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	15,854,939	14,878,392	33,014,429	17,036,409
Net asset value and redemption price per share	$10.67	$13.65	$11.26	$15.69
See Accompanying Notes to Financial Statements
22

Statements of Assets and Liabilities as of December 31, 2017

	Voya Index Solution 2035 Portfolio	Voya Index Solution 2040 Portfolio	Voya Index Solution 2045 Portfolio	Voya Index Solution 2050 Portfolio
ASSETS:
Investments in affiliated underlying funds at fair value*	$640,460,296	$166,947,945	$458,091,428	$107,311,741
Investments in unaffiliated underlying funds at fair value**	116,687,431	25,654,792	51,762,303	10,279,149
Cash	1,006,045	281,198	501,037	164,116
Cash collateral for futures	1,096,125	258,037	727,139	151,817
Foreign cash collateral for futures***	268,650	62,750	178,446	35,297
Receivables:
Investments in affiliated underlying funds sold	6,105,365	2,499,658	2,801,123	1,438,473
Investments in unaffiliated underlying funds sold	30,897	—	—	17,002
Fund shares sold	338,362	113,411	407,662	361,265
Dividends	294,045	69,239	195,537	43,386
Prepaid expenses	2,208	299	1,443	166
Reimbursement due from manager	116,956	33,618	55,937	19,000
Other assets	11,814	923	7,486	530
Total assets	766,418,194	195,921,870	514,729,541	119,821,942
LIABILITIES:
Payable for investments in affiliated underlying funds purchased	85,436	108,819	794,434	471,188
Payable for investments in unaffiliated underlying funds purchased	4,936,094	2,436,290	2,140,411	1,090,018
Payable for fund shares redeemed	1,403,867	4,592	262,827	19,577
Payable for investment management fees	146,149	35,607	93,582	20,867
Payable for distribution and shareholder service fees	130,009	7,050	88,059	5,501
Payable to directors under the deferred compensation plan (Note 6)	11,814	923	7,486	530
Payable for director fees	3,146	615	2,077	356
Other accrued expenses and liabilities	47,926	14,728	37,656	13,025
Total liabilities	6,764,441	2,608,624	3,426,532	1,621,062
NET ASSETS	$759,653,753	$193,313,246	$511,303,009	$118,200,880
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$671,169,430	$170,992,180	$447,087,495	$104,655,550
Undistributed net investment income	11,465,268	2,672,039	6,832,072	1,463,804
Accumulated net realized gain	14,989,508	5,773,292	10,926,010	3,596,361
Net unrealized appreciation	62,029,547	13,875,735	46,457,432	8,485,165
NET ASSETS	$759,653,753	$193,313,246	$511,303,009	$118,200,880
* Cost of investments in affiliated underlying funds	$578,968,478	$153,642,490	$412,605,779	$99,214,974
** Cost of investments in unaffiliated underlying funds	$116,122,292	$25,077,135	$50,772,788	$9,883,331
*** Cost of foreign cash collateral for futures	$267,567	$62,498	$177,727	$35,155
See Accompanying Notes to Financial Statements
23

Statements of Assets and Liabilities as of December 31, 2017 (continued)

	Voya Index Solution 2035 Portfolio	Voya Index Solution 2040 Portfolio	Voya Index Solution 2045 Portfolio	Voya Index Solution 2050 Portfolio
Class ADV
Net assets	$215,074,334	$11,116,793	$148,205,390	$7,816,900
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	18,960,383	694,763	12,572,546	480,727
Net asset value and redemption price per share	$11.34	$16.00	$11.79	$16.26
Class I
Net assets	$58,021,365	$2,611,762	$48,316,965	$3,195,356
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	4,980,508	159,690	3,968,598	193,111
Net asset value and redemption price per share	$11.65	$16.36	$12.17	$16.55
Class S
Net assets	$121,702,292	$8,831,984	$87,386,363	$8,089,650
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	10,573,672	540,752	7,283,487	489,869
Net asset value and redemption price per share	$11.51	$16.33	$12.00	$16.51
Class S2
Net assets	$37,315,806	$1,687,767	$19,205,766	$1,972,958
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	3,295,173	104,640	1,627,405	121,015
Net asset value and redemption price per share	$11.32	$16.13	$11.80	$16.30
Class Z
Net assets	$327,539,956	$169,064,940	$208,188,525	$97,126,016
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	27,954,403	10,296,024	17,011,162	5,852,628
Net asset value and redemption price per share	$11.72	$16.42	$12.24	$16.60
See Accompanying Notes to Financial Statements
24

Statements of Assets and Liabilities as of December 31, 2017

	Voya Index Solution 2055 Portfolio	Voya Index Solution 2060 Portfolio
ASSETS:
Investments in affiliated underlying funds at fair value*	$164,897,959	$21,681,417
Investments in unaffiliated underlying funds at fair value**	15,113,594	2,762,623
Cash	158,179	37,177
Cash collateral for futures	254,881	—
Foreign cash collateral for futures***	62,751	—
Receivables:
Investments in affiliated underlying funds sold	1,143,599	306,905
Investments in unaffiliated underlying funds sold	—	217,716
Fund shares sold	160,691	39,422
Dividends	67,742	8,573
Prepaid expenses	468	32
Reimbursement due from manager	21,553	1,847
Other assets	2,036	107
Total assets	181,883,453	25,055,819
LIABILITIES:
Payable for investments in affiliated underlying funds purchased	332,504	221,085
Payable for investments in unaffiliated underlying funds purchased	785,043	308,204
Payable for fund shares redeemed	225,153	29,521
Payable for investment management fees	32,421	5,032
Payable for distribution and shareholder service fees	31,786	2,657
Payable to directors under the deferred compensation plan (Note 6)	2,036	107
Payable for director fees	696	73
Other accrued expenses and liabilities	18,820	5,626
Total liabilities	1,428,459	572,305
NET ASSETS	$180,454,994	$24,483,514
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$158,398,779	$21,723,095
Undistributed net investment income	2,261,216	286,755
Accumulated net realized gain	2,327,754	1,017,336
Net unrealized appreciation	17,467,245	1,456,328
NET ASSETS	$180,454,994	$24,483,514
* Cost of investments in affiliated underlying funds	$147,886,625	$20,351,213
** Cost of investments in unaffiliated underlying funds	$14,652,270	$2,636,499
*** Cost of foreign cash collateral for futures	$62,498	$—
See Accompanying Notes to Financial Statements
25

Statements of Assets and Liabilities as of December 31, 2017 (continued)

	Voya Index Solution 2055 Portfolio	Voya Index Solution 2060 Portfolio
Class ADV
Net assets	$52,885,743	$4,578,542
Shares authorized	100,000,000	100,000,000
Par value	$0.001	$0.001
Shares outstanding	3,484,433	366,583
Net asset value and redemption price per share	$15.18	$12.49
Class I
Net assets	$19,099,975	$1,563,012
Shares authorized	100,000,000	100,000,000
Par value	$0.001	$0.001
Shares outstanding	1,229,326	123,537
Net asset value and redemption price per share	$15.54	$12.65
Class S
Net assets	$29,601,850	$2,293,637
Shares authorized	100,000,000	100,000,000
Par value	$0.001	$0.001
Shares outstanding	1,926,767	182,664
Net asset value and redemption price per share	$15.36	$12.56
Class S2
Net assets	$10,327,085	$992,549
Shares authorized	100,000,000	100,000,000
Par value	$0.001	$0.001
Shares outstanding	677,686	79,323
Net asset value and redemption price per share	$15.24	$12.51
Class Z
Net assets	$68,540,341	$15,055,774
Shares authorized	100,000,000	100,000,000
Par value	$0.001	$0.001
Shares outstanding	4,388,492	1,185,532
Net asset value and redemption price per share	$15.62	$12.70
See Accompanying Notes to Financial Statements
26

Statements of Operations for the year ended December 31, 2017

	Voya Index Solution Income Portfolio	Voya Index Solution 2020 Portfolio	Voya Index Solution 2025 Portfolio	Voya Index Solution 2030 Portfolio
INVESTMENT INCOME:
Interest	$326	$18	$623	$18
Dividends from affiliated underlying funds	8,361,581	3,199,911	11,881,591	3,638,634
Dividends from unaffiliated underlying funds	2,186,086	939,837	3,761,975	1,045,321
Total investment income	10,547,993	4,139,766	15,644,189	4,683,973
EXPENSES:
Investment management fees	1,037,603	415,040	1,677,181	462,023
Distribution and shareholder service fees:
Class ADV	579,491	91,597	1,148,743	82,415
Class S	433,500	24,712	377,198	24,468
Class S2	53,352	15,005	139,282	7,526
Transfer agent fees	997	411	858	452
Shareholder reporting expense	730	4,295	10,950	4,080
Professional fees	64,605	29,585	73,365	30,822
Custody and accounting expense	38,325	9,125	44,165	9,151
Director fees	17,929	7,115	28,620	8,019
Miscellaneous expense	20,677	14,267	20,760	14,252
Interest expense	138	21	180	80
Total expenses	2,247,347	611,173	3,521,302	643,288
Waived and reimbursed fees	(597,182)	(413,000)	(994,975)	(470,723)
Net expenses	1,650,165	198,173	2,526,327	172,565
Net investment income	8,897,828	3,941,593	13,117,862	4,511,408
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Sale of affiliated underlying funds	4,760,777	3,473,313	4,497,900	3,381,768
Sale of unaffiliated underlying funds	(242,567)	544,277	534,569	411,376
Capital gain distributions from affiliated underlying funds	5,431,528	3,192,542	15,303,457	4,952,386
Capital gain distributions from unaffiliated underlying funds	—	19	—	—
Foreign currency related transactions	9,023	2,784	13,502	2,791
Futures	(16,661)	74,944	59,410	105,679
Net realized gain	9,942,100	7,287,879	20,408,838	8,854,000
Net change in unrealized appreciation (depreciation) on:
Affiliated underlying funds	17,552,451	8,507,848	58,463,471	16,682,853
Unaffiliated underlying funds	2,508,721	714,557	5,011,263	1,068,608
Foreign currency related transactions	719	340	1,209	395
Futures	(14,266)	(7,841)	(29,133)	(13,159)
Net change in unrealized appreciation (depreciation)	20,047,625	9,214,904	63,446,810	17,738,697
Net realized and unrealized gain	29,989,725	16,502,783	83,855,648	26,592,697
Increase in net assets resulting from operations	$38,887,553	$20,444,376	$96,973,510	$31,104,105

See Accompanying Notes to Financial Statements
27

Statements of Operations for the year ended December 31, 2017

	Voya Index Solution 2035 Portfolio	Voya Index Solution 2040 Portfolio	Voya Index Solution 2045 Portfolio	Voya Index Solution 2050 Portfolio
INVESTMENT INCOME:
Interest	$562	$144	$298	$65
Dividends from affiliated underlying funds	10,352,150	2,207,133	7,029,824	1,323,664
Dividends from unaffiliated underlying funds	2,976,509	498,179	1,127,359	182,266
Total investment income	13,329,221	2,705,456	8,157,481	1,505,995
EXPENSES:
Investment management fees	1,432,974	274,305	909,183	154,309
Distribution and shareholder service fees:
Class ADV	1,046,877	41,862	711,799	27,319
Class S	301,831	17,590	206,981	15,631
Class S2	141,173	5,231	77,666	5,208
Transfer agent fees	1,185	442	743	538
Shareholder reporting expense	12,410	4,856	9,125	3,898
Professional fees	68,015	21,295	51,737	17,265
Custody and accounting expense	43,449	9,135	28,695	5,840
Director fees	25,165	4,921	16,613	2,850
Miscellaneous expense	26,944	13,985	25,802	12,856
Interest expense	208	27	101	24
Total expenses	3,100,231	393,649	2,038,445	245,738
Waived and reimbursed fees	(875,343)	(295,699)	(498,615)	(167,723)
Net expenses	2,224,888	97,950	1,539,830	78,015
Net investment income	11,104,333	2,607,506	6,617,651	1,427,980
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Sale of affiliated underlying funds	3,108,520	2,320,642	1,647,828	1,531,269
Sale of unaffiliated underlying funds	315,608	94,663	329,859	53,087
Capital gain distributions from affiliated underlying funds	16,704,988	3,453,529	12,482,848	2,063,824
Foreign currency related transactions	11,491	1,660	7,542	921
Futures	74,179	73,387	59,469	42,679
Net realized gain	20,214,786	5,943,881	14,527,546	3,691,780
Net change in unrealized appreciation (depreciation) on:
Affiliated underlying funds	70,859,263	12,570,210	52,635,904	7,669,499
Unaffiliated underlying funds	3,426,876	624,454	2,330,163	435,669
Foreign currency related transactions	1,083	253	719	142
Futures	(28,493)	(7,630)	(18,451)	(7,562)
Net change in unrealized appreciation (depreciation)	74,258,729	13,187,287	54,948,335	8,097,748
Net realized and unrealized gain	94,473,515	19,131,168	69,475,881	11,789,528
Increase in net assets resulting from operations	$105,577,848	$21,738,674	$76,093,532	$13,217,508

See Accompanying Notes to Financial Statements
28

Statements of Operations for the year ended December 31, 2017

	Voya Index Solution 2055 Portfolio	Voya Index Solution 2060 Portfolio
INVESTMENT INCOME:
Interest	$81	$—
Dividends from affiliated underlying funds	2,429,663	267,300
Dividends from unaffiliated underlying funds	293,996	45,889
Total investment income	2,723,740	313,189
EXPENSES:
Investment management fees	299,705	32,023
Distribution and shareholder service fees:
Class ADV	237,743	15,019
Class S	70,035	4,502
Class S2	33,815	2,523
Transfer agent fees	580	338
Shareholder reporting expense	5,795	3,371
Professional fees	23,525	9,744
Custody and accounting expense	9,853	1,381
Director fees	5,572	582
Miscellaneous expense	16,844	10,528
Interest expense	43	—
Total expenses	703,510	80,011
Waived and reimbursed fees	(169,306)	(46,321)
Net expenses	534,204	33,690
Net investment income	2,189,536	279,499
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Sale of affiliated underlying funds	254,479	577,947
Sale of unaffiliated underlying funds	118,674	38,355
Capital gain distributions from affiliated underlying funds	4,231,218	423,844
Foreign currency related transactions	2,508	—
Futures	28,121	—
Net realized gain	4,635,000	1,040,146
Net change in unrealized appreciation (depreciation) on:
Affiliated underlying funds	18,389,569	1,284,619
Unaffiliated underlying funds	788,979	129,627
Foreign currency related transactions	253	—
Futures	(5,666)	—
Net change in unrealized appreciation (depreciation)	19,173,135	1,414,246
Net realized and unrealized gain	23,808,135	2,454,392
Increase in net assets resulting from operations	$25,997,671	$2,733,891

See Accompanying Notes to Financial Statements
29

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Index Solution Income Portfolio		Voya Index Solution 2020 Portfolio
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016
FROM OPERATIONS:
Net investment income	$8,897,828	$7,986,714	$3,941,593	$1,225,178
Net realized gain (loss)	9,942,100	(2,273,040)	7,287,879	1,358,693
Net change in unrealized appreciation (depreciation)	20,047,625	12,126,333	9,214,904	112,413
Increase in net assets resulting from operations	38,887,553	17,840,007	20,444,376	2,696,284
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(1,816,969)	(1,896,664)	(79,014)	(13,350)
Class I	(477,109)	(568,456)	(27,345)	(3,145)
Class S	(3,137,969)	(2,982,354)	(55,410)	(5,249)
Class S2	(227,246)	(206,350)	(22,984)	(1,371)
Class T(1)	—	(83)	—	—
Class Z	(2,706,108)	(476,510)	(1,068,310)	(38,737)
Net realized gains:
Class ADV	(533,474)	(1,734,768)	(149,282)	(6,725)
Class I	(103,996)	(433,421)	(31,179)	(1,208)
Class S	(786,154)	(2,575,586)	(76,400)	(2,150)
Class S2	(61,316)	(182,389)	(33,093)	(626)
Class T(1)	—	(87)	—	(2)
Class Z	(589,857)	(363,317)	(1,218,084)	(14,716)
Total distributions	(10,440,198)	(11,419,985)	(2,761,101)	(87,279)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	136,554,617	108,379,409	150,367,287	103,660,958
Reinvestment of distributions	10,440,198	11,419,815	2,761,101	87,277
	146,994,815	119,799,224	153,128,388	103,748,235
Cost of shares redeemed	(99,723,825)	(99,550,236)	(27,269,884)	(12,207,530)
Net increase in net assets resulting from capital share transactions	47,270,990	20,248,988	125,858,504	91,540,705
Net increase in net assets	75,718,345	26,669,010	143,541,779	94,149,710
NET ASSETS:
Beginning of year or period	408,556,428	381,887,418	102,648,031	8,498,321
End of year or period	$484,274,773	$408,556,428	$246,189,810	$102,648,031
Undistributed net investment income at end of year or period	$9,501,469	$8,417,366	$4,129,729	$1,261,617

(1)
Class T liquidated on August 31, 2016.

See Accompanying Notes to Financial Statements
30

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Index Solution 2025 Portfolio		Voya Index Solution 2030 Portfolio
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016
FROM OPERATIONS:
Net investment income	$13,117,862	$10,775,314	$4,511,408	$1,011,269
Net realized gain	20,408,838	12,459,681	8,854,000	1,064,528
Net change in unrealized appreciation (depreciation)	63,446,810	10,567,471	17,738,697	623,716
Increase in net assets resulting from operations	96,973,510	33,802,466	31,104,105	2,699,513
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(2,898,267)	(4,509,119)	(58,417)	(5,045)
Class I	(972,502)	(1,358,591)	(14,605)	(2,574)
Class S	(2,234,419)	(3,171,814)	(41,845)	(2,574)
Class S2	(488,424)	(668,502)	(6,232)	(1,035)
Class T(1)	—	(60)	—	—
Class Z	(4,642,570)	(1,297,114)	(903,881)	(24,000)
Net realized gains:
Class ADV	(4,538,916)	(16,111,045)	(108,232)	(4,079)
Class I	(1,094,065)	(3,826,257)	(17,665)	(1,438)
Class S	(2,936,547)	(10,295,036)	(59,287)	(1,631)
Class S2	(699,200)	(2,297,858)	(11,470)	(596)
Class T(1)	—	(240)	—	(2)
Class Z	(5,222,891)	(3,653,118)	(1,090,089)	(13,313)
Total distributions	(25,727,801)	(47,188,754)	(2,311,723)	(56,287)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	289,306,555	181,654,567	197,102,941	92,623,692
Reinvestment of distributions	25,727,801	47,188,454	2,311,723	56,285
	315,034,356	228,843,021	199,414,664	92,679,977
Cost of shares redeemed	(124,768,106)	(108,675,021)	(14,459,624)	(6,874,563)
Net increase in net assets resulting from capital share transactions	190,266,250	120,168,000	184,955,040	85,805,414
Net increase in net assets	261,511,959	106,781,712	213,747,422	88,448,640
NET ASSETS:
Beginning of year or period	587,804,371	481,022,659	93,593,309	5,144,669
End of year or period	$849,316,330	$587,804,371	$307,340,731	$93,593,309
Undistributed net investment income at end of year or period	$13,720,261	$11,308,453	$4,654,056	$1,036,050

(1)
Class T liquidated on August 31, 2016.

See Accompanying Notes to Financial Statements
31

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Index Solution 2035 Portfolio		Voya Index Solution 2040 Portfolio
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016
FROM OPERATIONS:
Net investment income	$11,104,333	$9,125,881	$2,607,506	$648,572
Net realized gain	20,214,786	12,816,919	5,943,881	763,937
Net change in unrealized appreciation (depreciation)	74,258,729	11,280,691	13,187,287	742,554
Increase in net assets resulting from operations	105,577,848	33,223,491	21,738,674	2,155,063
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(2,542,369)	(3,603,282)	(31,439)	(1,774)
Class I	(849,548)	(999,520)	(5,997)	(584)
Class S	(1,725,491)	(2,357,186)	(31,144)	(1,703)
Class S2	(476,736)	(590,771)	(5,696)	(393)
Class T(1)	—	(55)	—	—
Class Z	(3,895,940)	(1,013,827)	(582,106)	(16,856)
Net realized gains:
Class ADV	(5,208,897)	(17,256,361)	(57,782)	(1,881)
Class I	(1,252,280)	(3,691,944)	(7,616)	(345)
Class S	(2,979,996)	(10,100,983)	(45,863)	(1,153)
Class S2	(884,996)	(2,683,902)	(8,773)	(244)
Class T(1)	—	(297)	—	(3)
Class Z	(5,739,724)	(3,744,788)	(737,230)	(9,695)
Total distributions	(25,555,977)	(46,042,916)	(1,513,646)	(34,631)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	257,784,831	157,130,588	121,463,332	58,469,965
Reinvestment of distributions	25,555,977	46,042,564	1,513,646	34,612
	283,340,808	203,173,152	122,976,978	58,504,577
Cost of shares redeemed	(106,802,110)	(86,920,360)	(9,610,654)	(3,826,593)
Net increase in net assets resulting from capital share transactions	176,538,698	116,252,792	113,366,324	54,677,984
Net increase in net assets	256,560,569	103,433,367	133,591,352	56,798,416
NET ASSETS:
Beginning of year or period	503,093,184	399,659,817	59,721,894	2,923,478
End of year or period	$759,653,753	$503,093,184	$193,313,246	$59,721,894
Undistributed net investment income at end of year or period	$11,465,268	$9,586,073	$2,672,039	$663,858

(1)
Class T liquidated on August 31, 2016.

See Accompanying Notes to Financial Statements
32

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Index Solution 2045 Portfolio		Voya Index Solution 2050 Portfolio
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016
FROM OPERATIONS:
Net investment income	$6,617,651	$5,491,399	$1,427,980	$325,637
Net realized gain	14,527,546	9,763,621	3,691,780	386,892
Net change in unrealized appreciation (depreciation)	54,948,335	6,910,933	8,097,748	419,761
Increase in net assets resulting from operations	76,093,532	22,165,953	13,217,508	1,132,290
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(1,559,685)	(2,182,058)	(16,369)	(2,178)
Class I	(635,116)	(681,779)	(7,797)	(914)
Class S	(1,105,849)	(1,300,575)	(24,109)	(1,904)
Class S2	(231,935)	(291,671)	(4,649)	(469)
Class T(1)	—	(46)	—	—
Class Z	(2,200,103)	(541,674)	(276,317)	(8,751)
Net realized gains:
Class ADV	(3,979,278)	(11,812,553)	(32,392)	(5,066)
Class I	(1,129,891)	(2,793,476)	(9,989)	(1,752)
Class S	(2,297,602)	(6,293,044)	(36,035)	(3,547)
Class S2	(533,517)	(1,480,752)	(7,669)	(851)
Class T(1)	—	(299)	—	(11)
Class Z	(3,914,050)	(2,219,425)	(351,867)	(14,720)
Total distributions	(17,587,026)	(29,597,352)	(767,193)	(40,163)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	178,815,777	105,962,148	81,323,898	28,838,296
Reinvestment of distributions	17,587,026	29,597,007	767,193	40,137
	196,402,803	135,559,155	82,091,091	28,878,433
Cost of shares redeemed	(73,346,963)	(57,672,449)	(6,420,512)	(1,699,518)
Net increase in net assets resulting from capital share transactions	123,055,840	77,886,706	75,670,579	27,178,915
Net increase in net assets	181,562,346	70,455,307	88,120,894	28,271,042
NET ASSETS:
Beginning of year or period	329,740,663	259,285,356	30,079,986	1,808,944
End of year or period	$511,303,009	$329,740,663	$118,200,880	$30,079,986
Undistributed net investment income at end of year or period	$6,832,072	$5,796,026	$1,463,804	$333,154

(1)
Class T liquidated on August 31, 2016.

See Accompanying Notes to Financial Statements
33

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Index Solution 2055 Portfolio		Voya Index Solution 2060 Portfolio
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016
FROM OPERATIONS:
Net investment income	$2,189,536	$1,608,144	$279,499	$62,047
Net realized gain	4,635,000	1,290,059	1,040,146	116,048
Net change in unrealized appreciation (depreciation)	19,173,135	3,778,517	1,414,246	49,281
Increase in net assets resulting from operations	25,997,671	6,676,720	2,733,891	227,376
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(456,053)	(523,322)	(8,650)	(1,502)
Class I	(165,727)	(161,426)	(2,146)	(139)
Class S	(342,253)	(321,142)	(7,545)	(634)
Class S2	(89,791)	(92,558)	(2,620)	—
Class T(1)	—	(49)	—	—
Class Z	(623,931)	(145,094)	(41,128)	(1,005)
Net realized gains:
Class ADV	(1,037,546)	(2,656,568)	(24,996)	(4,145)
Class I	(263,367)	(610,144)	(4,019)	(401)
Class S	(628,339)	(1,433,092)	(16,110)	(1,762)
Class S2	(183,476)	(432,018)	(5,333)	(194)
Class T(1)	—	(286)	—	—
Class Z	(991,025)	(548,406)	(76,108)	(2,347)
Total distributions	(4,781,508)	(6,924,105)	(188,655)	(12,129)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	79,552,695	42,855,401	20,015,383	6,244,067
Reinvestment of distributions	4,781,508	6,923,770	188,655	12,012
	84,334,203	49,779,171	20,204,038	6,256,079
Cost of shares redeemed	(26,820,730)	(19,876,346)	(4,170,959)	(963,735)
Net increase in net assets resulting from capital share transactions	57,513,473	29,902,825	16,033,079	5,292,344
Net increase in net assets	78,729,636	29,655,440	18,578,315	5,507,591
NET ASSETS:
Beginning of year or period	101,725,358	72,069,918	5,905,199	397,608
End of year or period	$180,454,994	$101,725,358	$24,483,514	$5,905,199
Undistributed net investment income at end of year or period	$2,261,216	$1,697,478	$286,755	$62,920

(1)
Class T liquidated on August 31, 2016.

See Accompanying Notes to Financial Statements
34

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Index Solution Income Portfolio
Class ADV
12-31-17	9.71	0.16•	0.68	0.84	0.16	0.05	—	0.21	—	10.34	8.69	0.76	0.68	0.68	1.64	110,507	32
12-31-16	9.55	0.18•	0.27	0.45	0.15	0.14	—	0.29	—	9.71	4.71	0.77	0.62	0.62	1.82	119,455	45
12-31-15	10.53	0.21•	(0.33)	(0.12)	0.19	0.67	—	0.86	—	9.55	(1.37)	0.77	0.62	0.62	2.17	134,515	34
12-31-14	10.73	0.17	0.43	0.60	0.23	0.57	—	0.80	—	10.53	5.68	0.78	0.62	0.62	1.50	37,651	23
12-31-13	10.64	0.19•	0.58	0.77	0.30	0.38	—	0.68	—	10.73	7.50	0.76	0.61	0.61	1.74	37,886	39
Class I
12-31-17	9.96	0.22•	0.71	0.93	0.22	0.05	—	0.27	—	10.62	9.36	0.26	0.18	0.18	2.11	22,916	32
12-31-16	9.77	0.23•	0.28	0.51	0.18	0.14	—	0.32	—	9.96	5.23	0.27	0.12	0.12	2.33	29,545	45
12-31-15	10.76	0.28•	(0.36)	(0.08)	0.24	0.67	—	0.91	—	9.77	(0.91)	0.27	0.12	0.12	2.84	30,873	34
12-31-14	10.94	0.22•	0.45	0.67	0.28	0.57	—	0.85	—	10.76	6.23	0.28	0.12	0.12	2.00	5,042	23
12-31-13	10.82	0.22•	0.63	0.85	0.35	0.38	—	0.73	—	10.94	8.10	0.26	0.11	0.11	2.01	5,682	39
Class S
12-31-17	9.86	0.19•	0.70	0.89	0.19	0.05	—	0.24	—	10.51	9.06	0.51	0.43	0.43	1.89	168,730	32
12-31-16	9.68	0.20•	0.28	0.48	0.16	0.14	—	0.30	—	9.86	4.95	0.52	0.37	0.37	2.05	174,891	45
12-31-15	10.66	0.23•	(0.33)	(0.10)	0.21	0.67	—	0.88	—	9.68	(1.11)	0.52	0.37	0.37	2.24	199,999	34
12-31-14	10.85	0.19•	0.44	0.63	0.25	0.57	—	0.82	—	10.66	5.90	0.53	0.37	0.37	1.73	124,505	23
12-31-13	10.74	0.21•	0.60	0.81	0.32	0.38	—	0.70	—	10.85	7.78	0.51	0.36	0.36	1.92	134,689	39
Class S2
12-31-17	9.66	0.18•	0.68	0.86	0.18	0.05	—	0.23	—	10.29	8.89	0.66	0.58	0.58	1.75	12,928	32
12-31-16	9.50	0.19•	0.27	0.46	0.16	0.14	—	0.30	—	9.66	4.79	0.70	0.52	0.52	1.98	13,809	45
12-31-15	10.46	0.22•	(0.33)	(0.11)	0.18	0.67	—	0.85	—	9.50	(1.25)	0.77	0.52	0.52	2.28	14,859	34
12-31-14	10.66	0.17•	0.43	0.60	0.23	0.57	—	0.80	—	10.46	5.78	0.78	0.52	0.52	1.56	4,595	23
12-31-13	10.58	0.20•	0.58	0.78	0.32	0.38	—	0.70	—	10.66	7.64	0.76	0.51	0.51	1.87	5,531	39
Class Z
12-31-17	9.99	0.25•	0.70	0.95	0.22	0.05	—	0.27	—	10.67	9.54	0.26	0.00*	0.00*	2.45	169,194	32
12-31-16	9.79	0.32•	0.20	0.52	0.18	0.14	—	0.32	—	9.99	5.32	0.27	0.00	0.00	3.20	70,857	45
05-01-15(5) - 12-31-15	11.02	0.58•	(0.90)	(0.32)	0.24	0.67	—	0.91	—	9.79	(3.06)	0.28	0.00	0.00	9.14	1,635	34
Voya Index Solution 2020 Portfolio
Class ADV
12-31-17	12.02	0.20•	1.21	1.41	0.06	0.10	—	0.16	—	13.27	11.78	0.77	0.68	0.68	1.58	21,918	42
12-31-16	11.37	0.24•	0.43	0.67	0.01	0.01	—	0.02	—	12.02	5.90	0.82	0.63	0.63	2.07	13,619	75
12-31-15	11.82	0.46•	(0.46)	0.00*	0.15	0.30	—	0.45	—	11.37	0.00	2.22	0.63	0.63	4.05	4,703	108
12-31-14	12.11	0.15	0.47	0.62	0.23	0.68	—	0.91	—	11.82	5.27	71.22	0.63	0.63	1.31	4	23
12-31-13	11.41	0.19	1.30	1.49	0.26	0.54	—	0.80	0.01	12.11	13.55(a)	95.97	0.62	0.62	1.61	4	36
See Accompanying Notes to Financial Statements
35

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Index Solution 2020 Portfolio (continued)
Class I
12-31-17	12.27	0.28•	1.23	1.51	0.09	0.10	—	0.19	—	13.59	12.42	0.27	0.18	0.18	2.12	5,360	42
12-31-16	11.55	0.37•	0.38	0.75	0.02	0.01	—	0.03	—	12.27	6.45	0.32	0.13	0.13	3.05	3,539	75
12-31-15	11.91	0.34•	(0.33)	0.01	0.07	0.30	—	0.37	—	11.55	0.04	1.72	0.13	0.13	2.98	311	108
12-31-14	12.18	0.21	0.49	0.70	0.29	0.68	—	0.97	—	11.91	5.86	70.72	0.13	0.13	1.82	4	23
12-31-13	11.47	0.25	1.30	1.55	0.31	0.54	—	0.85	0.01	12.18	14.02(a)	95.47	0.12	0.12	2.11	4	36
Class S
12-31-17	12.25	0.23•	1.24	1.47	0.08	0.10	—	0.18	—	13.54	12.06	0.52	0.43	0.43	1.80	12,049	42
12-31-16	11.55	0.30•	0.43	0.73	0.02	0.01	—	0.03	—	12.25	6.26	0.57	0.38	0.38	2.53	8,811	75
12-31-15	11.91	0.58•	(0.59)	(0.01)	0.05	0.30	—	0.35	—	11.55	(0.08)	1.97	0.38	0.38	5.10	1,084	108
12-31-14	12.19	0.18	0.48	0.66	0.26	0.68	—	0.94	—	11.91	5.54	70.97	0.38	0.38	1.57	4	23
12-31-13	11.43	0.22	1.29	1.51	0.22	0.54	—	0.76	0.01	12.19	13.63(a)	95.72	0.37	0.37	1.86	4	36
Class S2
12-31-17	12.19	0.20	1.24	1.44	0.07	0.10	—	0.17	—	13.46	11.92	0.67	0.58	0.58	1.59	3,783	42
12-31-16	11.52	0.30•	0.39	0.69	0.01	0.01	—	0.02	—	12.19	6.00	0.75	0.53	0.53	2.54	3,328	75
12-31-15	11.84	0.46•	(0.48)	(0.02)	0.00*	0.30	—	0.30	—	11.52	(0.16)	2.22	0.53	0.53	3.99	367	108
12-31-14	12.13	0.16	0.48	0.64	0.25	0.68	—	0.93	—	11.84	5.36	71.22	0.53	0.53	1.41	4	23
12-31-13	11.43	0.20	1.31	1.51	0.28	0.54	—	0.82	0.01	12.13	13.64(a)	95.97	0.52	0.52	1.71	4	36
Class Z
12-31-17	12.30	0.31•	1.23	1.54	0.09	0.10	—	0.19	—	13.65	12.63	0.27	0.00*	0.00*	2.35	203,080	42
12-31-16	11.57	0.41•	0.35	0.76	0.02	0.01	—	0.03	—	12.30	6.52	0.32	0.00	0.00	3.44	73,350	75
05-01-15(5) - 12-31-15	12.30	0.38•	(0.74)	(0.36)	0.07	0.30	—	0.37	—	11.57	(2.97)	1.70	0.00	0.00	4.91	2,030	108
Voya Index Solution 2025 Portfolio
Class ADV
12-31-17	9.89	0.15•	1.25	1.40	0.14	0.21	—	0.35	—	10.94	14.32	0.76	0.68	0.68	1.44	232,790	32
12-31-16	10.19	0.19	0.47	0.66	0.21	0.75	—	0.96	—	9.89	6.61	0.77	0.63	0.63	1.86	228,234	44
12-31-15	11.49	0.19	(0.36)	(0.17)	0.16	0.97	—	1.13	—	10.19	(1.80)	0.77	0.63	0.63	1.75	228,081	40
12-31-14	11.63	0.15	0.46	0.61	0.19	0.56	—	0.75	—	11.49	5.41	0.77	0.62	0.62	1.29	242,980	33
12-31-13	10.38	0.18•	1.54	1.72	0.16	0.31	—	0.47	—	11.63	16.77	0.75	0.61	0.61	1.66	245,758	40
Class I
12-31-17	10.13	0.21•	1.27	1.48	0.19	0.21	—	0.40	—	11.21	14.84	0.26	0.18	0.18	1.94	60,664	32
12-31-16	10.42	0.25•	0.48	0.73	0.27	0.75	—	1.02	—	10.13	7.14	0.27	0.13	0.13	2.39	56,555	44
12-31-15	11.72	0.26•	(0.37)	(0.11)	0.22	0.97	—	1.19	—	10.42	(1.25)	0.27	0.13	0.13	2.29	49,275	40
12-31-14	11.84	0.22•	0.46	0.68	0.24	0.56	—	0.80	—	11.72	5.95	0.27	0.12	0.12	1.89	46,808	33
12-31-13	10.54	0.24•	1.56	1.80	0.19	0.31	—	0.50	—	11.84	17.38	0.25	0.11	0.11	2.13	33,098	40
Class S
12-31-17	10.02	0.18•	1.26	1.44	0.16	0.21	—	0.37	—	11.09	14.62	0.51	0.43	0.43	1.69	149,827	32
12-31-16	10.31	0.21•	0.48	0.69	0.23	0.75	—	0.98	—	10.02	6.85	0.52	0.38	0.38	2.07	150,126	44
12-31-15	11.61	0.23	(0.36)	(0.13)	0.20	0.97	—	1.17	—	10.31	(1.50)	0.52	0.38	0.38	1.99	166,420	40
12-31-14	11.74	0.18	0.47	0.65	0.22	0.56	—	0.78	—	11.61	5.67	0.52	0.37	0.37	1.55	186,666	33
12-31-13	10.47	0.21•	1.54	1.75	0.17	0.31	—	0.48	—	11.74	17.00	0.50	0.36	0.36	1.88	174,380	40
See Accompanying Notes to Financial Statements
36

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Index Solution 2025 Portfolio (continued)
Class S2
12-31-17	9.86	0.16•	1.24	1.40	0.15	0.21	—	0.36	—	10.90	14.41	0.66	0.58	0.58	1.55	34,197	32
12-31-16	10.16	0.20•	0.47	0.67	0.22	0.75	—	0.97	—	9.86	6.72	0.70	0.53	0.53	2.04	34,034	44
12-31-15	11.44	0.20•	(0.35)	(0.15)	0.16	0.97	—	1.13	—	10.16	(1.63)	0.77	0.53	0.53	1.83	34,934	40
12-31-14	11.58	0.16•	0.46	0.62	0.20	0.56	—	0.76	—	11.44	5.52	0.77	0.52	0.52	1.36	42,853	33
12-31-13	10.34	0.20•	1.52	1.72	0.17	0.31	—	0.48	—	11.58	16.87	0.75	0.51	0.51	1.80	48,649	40
Class Z
12-31-17	10.16	0.25•	1.25	1.50	0.19	0.21	—	0.40	—	11.26	15.00	0.26	0.00*	0.00*	2.31	371,838	32
12-31-16	10.43	0.32•	0.43	0.75	0.27	0.75	—	1.02	—	10.16	7.33	0.27	0.00	0.00	3.13	118,855	44
05-01-15(5) - 12-31-15	12.17	0.41•	(0.96)	(0.55)	0.22	0.97	—	1.19	—	10.43	(4.81)	0.28	0.00	0.00	5.95	2,310	40
Voya Index Solution 2030 Portfolio
Class ADV
12-31-17	13.22	0.21•	1.98	2.19	0.05	0.08	—	0.13	—	15.28	16.62	0.76	0.69	0.69	1.48	20,939	32
12-31-16	12.39	0.27•	0.58	0.85	0.01	0.01	—	0.02	—	13.22	6.84	0.83	0.63	0.63	2.13	10,732	64
12-31-15	12.70	0.48•	(0.53)	(0.05)	0.07	0.19	—	0.26	—	12.39	(0.48)	3.36	0.63	0.63	3.93	2,598	136
12-31-14	13.19	0.14	0.50	0.64	0.22	0.91	—	1.13	—	12.70	5.00	65.69	0.63	0.63	1.10	4	32
12-31-13	11.85	0.19•	1.95	2.14	0.27	0.55	—	0.82	0.02	13.19	18.71(b)	87.48	0.61	0.61	1.48	4	41
Class I
12-31-17	13.50	0.31•	1.99	2.30	0.07	0.08	—	0.15	—	15.65	17.14	0.26	0.19	0.19	2.10	4,953	32
12-31-16	12.60	0.31•	0.61	0.92	0.01	0.01	—	0.02	—	13.50	7.31	0.33	0.13	0.13	2.36	2,173	64
12-31-15	12.79	0.99•	(0.99)	0.00*	—	0.19	—	0.19	—	12.60	(0.03)	2.86	0.13	0.13	8.08	779	136
12-31-14	13.28	0.20	0.51	0.71	0.29	0.91	—	1.20	—	12.79	5.52	65.19	0.13	0.13	1.61	4	32
12-31-13	11.91	0.25•	1.97	2.22	0.32	0.55	—	0.87	0.02	13.28	19.32(b)	86.98	0.11	0.11	1.97	4	41
Class S
12-31-17	13.44	0.27•	1.99	2.26	0.06	0.08	—	0.14	—	15.56	16.91	0.51	0.44	0.44	1.82	12,320	32
12-31-16	12.57	0.37•	0.52	0.89	0.01	0.01	—	0.02	—	13.44	7.08	0.58	0.38	0.38	2.83	6,607	64
12-31-15	12.79	0.43•	(0.46)	(0.03)	—	0.19	—	0.19	—	12.57	(0.27)	3.11	0.38	0.38	3.45	521	136
12-31-14	13.27	0.17	0.52	0.69	0.26	0.91	—	1.17	—	12.79	5.32	65.44	0.38	0.38	1.35	4	32
12-31-13	11.87	0.22	1.94	2.16	0.23	0.55	—	0.78	0.02	13.27	18.78(b)	87.23	0.36	0.36	1.73	4	41
Class S2
12-31-17	13.29	0.22•	1.99	2.21	0.05	0.08	—	0.13	—	15.37	16.69	0.66	0.59	0.59	1.54	1,800	32
12-31-16	12.45	0.33•	0.53	0.86	0.01	0.01	—	0.02	—	13.29	6.92	0.76	0.53	0.53	2.54	1,735	64
12-31-15	12.71	0.48•	(0.55)	(0.07)	—	0.19	—	0.19	—	12.45	(0.58)	3.36	0.53	0.53	3.87	47	136
12-31-14	13.21	0.15	0.49	0.64	0.23	0.91	—	1.14	—	12.71	5.00	65.69	0.53	0.53	1.20	4	32
12-31-13	11.87	0.20	1.95	2.15	0.28	0.55	—	0.83	0.02	13.21	18.79(b)	87.48	0.51	0.51	1.58	4	41
Class Z
12-31-17	13.51	0.35•	1.98	2.33	0.07	0.08	—	0.15	—	15.69	17.35	0.26	0.00*	0.00*	2.36	267,328	32
12-31-16	12.59	0.46•	0.48	0.94	0.01	0.01	—	0.02	—	13.51	7.48	0.33	0.00	0.00	3.53	72,347	64
05-01-15(5) - 12-31-15	13.34	0.36•	(0.92)	(0.56)	—	0.19	—	0.19	—	12.59	(4.23)	2.82	0.00	0.00	4.30	1,196	136
See Accompanying Notes to Financial Statements
37

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Index Solution 2035 Portfolio
Class ADV
12-31-17	9.98	0.15•	1.61	1.76	0.13	0.27	—	0.40	—	11.34	17.95	0.76	0.68	0.68	1.37	215,074	25
12-31-16	10.34	0.19	0.57	0.76	0.19	0.93	—	1.12	—	9.98	7.63	0.76	0.63	0.63	1.86	203,566	41
12-31-15	11.86	0.18	(0.35)	(0.17)	0.15	1.20	—	1.35	—	10.34	(1.91)	0.77	0.64	0.64	1.62	199,097	38
12-31-14	12.01	0.13	0.53	0.66	0.17	0.64	—	0.81	—	11.86	5.65	0.76	0.63	0.63	1.12	213,542	44
12-31-13	10.25	0.17•	2.01	2.18	0.12	0.30	—	0.42	—	12.01	21.67	0.75	0.62	0.62	1.51	208,246	45
Class I
12-31-17	10.23	0.20	1.68	1.88	0.19	0.27	—	0.46	—	11.65	18.65	0.26	0.18	0.18	1.89	58,021	25
12-31-16	10.58	0.25•	0.58	0.83	0.25	0.93	—	1.18	—	10.23	8.12	0.26	0.13	0.13	2.40	47,484	41
12-31-15	12.11	0.25•	(0.37)	(0.12)	0.21	1.20	—	1.41	—	10.58	(1.47)	0.27	0.14	0.14	2.18	37,272	38
12-31-14	12.24	0.21•	0.53	0.74	0.23	0.64	—	0.87	—	12.11	6.16	0.26	0.13	0.13	1.73	34,038	44
12-31-13	10.42	0.23•	2.05	2.28	0.16	0.30	—	0.46	—	12.24	22.29	0.25	0.12	0.12	1.99	20,257	45
Class S
12-31-17	10.11	0.17•	1.66	1.83	0.16	0.27	—	0.43	—	11.51	18.39	0.51	0.43	0.43	1.61	121,702	25
12-31-16	10.47	0.21•	0.58	0.79	0.22	0.93	—	1.15	—	10.11	7.77	0.51	0.38	0.38	2.06	118,463	41
12-31-15	11.99	0.22	(0.36)	(0.14)	0.18	1.20	—	1.38	—	10.47	(1.63)	0.52	0.39	0.39	1.87	129,764	38
12-31-14	12.13	0.16	0.54	0.70	0.20	0.64	—	0.84	—	11.99	5.90	0.51	0.38	0.38	1.38	145,942	44
12-31-13	10.34	0.20•	2.03	2.23	0.14	0.30	—	0.44	—	12.13	21.97	0.50	0.37	0.37	1.76	133,001	45
Class S2
12-31-17	9.96	0.16	1.62	1.78	0.15	0.27	—	0.42	—	11.32	18.14	0.66	0.58	0.58	1.50	37,316	25
12-31-16	10.33	0.20	0.56	0.76	0.20	0.93	—	1.13	—	9.96	7.65	0.69	0.53	0.53	2.01	32,558	41
12-31-15	11.83	0.19•	(0.34)	(0.15)	0.15	1.20	—	1.35	—	10.33	(1.78)	0.77	0.54	0.54	1.71	31,067	38
12-31-14	11.98	0.14•	0.54	0.68	0.19	0.64	—	0.83	—	11.83	5.77	0.76	0.53	0.53	1.17	40,100	44
12-31-13	10.23	0.18•	2.01	2.19	0.14	0.30	—	0.44	—	11.98	21.74	0.75	0.52	0.52	1.66	44,066	45
Class Z
12-31-17	10.27	0.25•	1.66	1.91	0.19	0.27	—	0.46	—	11.72	18.88	0.26	0.00*	0.00*	2.26	327,540	25
12-31-16	10.61	0.34•	0.50	0.84	0.25	0.93	—	1.18	—	10.27	8.21	0.26	0.00	0.00	3.31	101,022	41
05-01-15(5) - 12-31-15	12.66	0.43•	(1.07)	(0.64)	0.21	1.20	—	1.41	—	10.61	(5.49)	0.28	0.00	0.00	6.12	2,456	38
Voya Index Solution 2040 Portfolio
Class ADV
12-31-17	13.57	0.21•	2.36	2.57	0.05	0.09	—	0.14	—	16.00	19.05	0.77	0.68	0.68	1.44	11,117	29
12-31-16	12.62	0.29•	0.68	0.97	0.01	0.01	—	0.02	—	13.57	7.67	0.90	0.62	0.62	2.27	5,222	52
12-31-15	13.60	0.52•	(0.73)	(0.21)	0.13	0.64	—	0.77	—	12.62	(1.78)	5.76	0.63	0.63	4.17	1,252	106
12-31-14	13.98	0.14•	0.64	0.78	0.20	0.96	—	1.16	—	13.60	5.73	61.99	0.63	0.63	0.98	5	32
12-31-13	12.06	0.17	2.54	2.71	0.18	0.63	—	0.81	0.02	13.98	23.19(c)	83.06	0.61	0.61	1.29	4	41
Class I
12-31-17	13.82	0.32•	2.38	2.70	0.07	0.09	—	0.16	—	16.36	19.68	0.27	0.18	0.18	2.12	2,612	29
12-31-16	12.79	0.32•	0.73	1.05	0.01	0.01	—	0.02	—	13.82	8.24	0.40	0.12	0.12	2.43	659	52
12-31-15	13.71	1.29•	(1.47)	(0.18)	0.10	0.64	—	0.74	—	12.79	(1.50)	5.26	0.13	0.13	10.20	165	106
12-31-14	14.09	0.19	0.66	0.85	0.27	0.96	—	1.23	—	13.71	6.21	61.49	0.13	0.13	1.42	5	32
12-31-13	12.13	0.24•	2.57	2.81	0.24	0.63	—	0.87	0.02	14.09	23.90(c)	82.56	0.11	0.11	1.79	4	41
See Accompanying Notes to Financial Statements
38

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Index Solution 2040 Portfolio (continued)
Class S
12-31-17	13.82	0.25•	2.41	2.66	0.06	0.09	—	0.15	—	16.33	19.39	0.52	0.43	0.43	1.64	8,832	29
12-31-16	12.83	0.38•	0.63	1.01	0.01	0.01	—	0.02	—	13.82	7.89	0.65	0.37	0.37	2.85	5,044	52
12-31-15	13.72	0.51•	(0.71)	(0.20)	0.05	0.64	—	0.69	—	12.83	(1.65)	5.51	0.38	0.38	3.95	401	106
12-31-14	14.09	0.16	0.66	0.82	0.23	0.96	—	1.19	—	13.72	6.03	61.74	0.38	0.38	1.16	4	32
12-31-13	12.08	0.20•	2.56	2.76	0.14	0.63	—	0.77	0.02	14.09	23.53(c)	82.81	0.36	0.36	1.54	4	41
Class S2
12-31-17	13.67	0.23•	2.38	2.61	0.06	0.09	—	0.15	—	16.13	19.21	0.67	0.58	0.58	1.50	1,688	29
12-31-16	12.70	0.34•	0.65	0.99	0.01	0.01	—	0.02	—	13.67	7.82	0.83	0.52	0.52	2.60	651	52
12-31-15	13.62	0.38•	(0.61)	(0.23)	0.05	0.64	—	0.69	—	12.70	(1.88)	5.76	0.53	0.53	2.84	14	106
12-31-14	14.00	0.13	0.66	0.79	0.21	0.96	—	1.17	—	13.62	5.80	61.99	0.53	0.53	1.01	4	32
12-31-13	12.07	0.18	2.55	2.73	0.19	0.63	—	0.82	0.02	14.00	23.36(c)	83.06	0.51	0.51	1.38	4	41
Class Z
12-31-17	13.85	0.34•	2.39	2.73	0.07	0.09	—	0.16	—	16.42	19.86	0.27	0.00*	0.00*	2.21	169,065	29
12-31-16	12.80	0.47•	0.61	1.08	0.02	0.01	—	0.03	—	13.85	8.40	0.40	0.00	0.00	3.51	48,146	52
05-01-15(5) - 12-31-15	14.34	0.57•	(1.37)	(0.80)	0.10	0.64	—	0.74	—	12.80	(5.75)	5.12	0.00	0.00	6.74	1,086	106
Voya Index Solution 2045 Portfolio
Class ADV
12-31-17	10.22	0.13•	1.88	2.01	0.12	0.32	—	0.44	—	11.79	19.96	0.75	0.69	0.69	1.20	148,205	25
12-31-16	10.55	0.17	0.61	0.78	0.17	0.94	—	1.11	—	10.22	7.67	0.76	0.64	0.64	1.70	139,777	41
12-31-15	12.16	0.16	(0.34)	(0.18)	0.12	1.31	—	1.43	—	10.55	(2.05)	0.76	0.64	0.64	1.44	133,884	36
12-31-14	12.25	0.10•	0.59	0.69	0.14	0.64	—	0.78	—	12.16	5.80	0.75	0.63	0.63	0.83	138,235	44
12-31-13	10.26	0.14•	2.26	2.40	0.10	0.31	—	0.41	—	12.25	23.74	0.75	0.61	0.61	1.27	128,133	48
Class I
12-31-17	10.54	0.20•	1.93	2.13	0.18	0.32	—	0.50	—	12.17	20.48	0.25	0.19	0.19	1.76	48,317	25
12-31-16	10.84	0.24•	0.63	0.87	0.23	0.94	—	1.17	—	10.54	8.29	0.26	0.14	0.14	2.24	35,877	41
12-31-15	12.46	0.25•	(0.38)	(0.13)	0.18	1.31	—	1.49	—	10.84	(1.61)	0.26	0.14	0.14	2.09	27,900	36
12-31-14	12.52	0.18•	0.59	0.77	0.19	0.64	—	0.83	—	12.46	6.32	0.25	0.13	0.13	1.42	19,837	44
12-31-13	10.46	0.20•	2.31	2.51	0.14	0.31	—	0.45	—	12.52	24.34	0.25	0.11	0.11	1.74	11,306	48
Class S
12-31-17	10.40	0.17	1.90	2.07	0.15	0.32	—	0.47	—	12.00	20.21	0.50	0.44	0.44	1.46	87,386	25
12-31-16	10.70	0.21	0.62	0.83	0.19	0.94	—	1.13	—	10.40	8.05	0.51	0.39	0.39	1.91	76,656	41
12-31-15	12.32	0.20	(0.36)	(0.16)	0.15	1.31	—	1.46	—	10.70	(1.86)	0.51	0.39	0.39	1.66	80,586	36
12-31-14	12.40	0.13	0.60	0.73	0.17	0.64	—	0.81	—	12.32	6.01	0.50	0.38	0.38	1.07	90,710	44
12-31-13	10.37	0.18•	2.28	2.46	0.12	0.31	—	0.43	—	12.40	24.07	0.50	0.36	0.36	1.53	83,716	48
Class S2
12-31-17	10.24	0.14•	1.88	2.02	0.14	0.32	—	0.46	—	11.80	19.97	0.65	0.59	0.59	1.26	19,206	25
12-31-16	10.56	0.20•	0.60	0.80	0.18	0.94	—	1.12	—	10.24	7.88	0.69	0.54	0.54	1.93	18,507	41
12-31-15	12.16	0.18•	(0.35)	(0.17)	0.12	1.31	—	1.43	—	10.56	(1.99)	0.76	0.54	0.54	1.54	16,368	36
12-31-14	12.24	0.11	0.60	0.71	0.15	0.64	—	0.79	—	12.16	5.95	0.75	0.53	0.53	0.90	20,479	44
12-31-13	10.25	0.16•	2.25	2.41	0.11	0.31	—	0.42	—	12.24	23.86	0.75	0.51	0.51	1.41	20,484	48
See Accompanying Notes to Financial Statements
39

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Index Solution 2045 Portfolio (continued)
Class Z
12-31-17	10.57	0.24•	1.93	2.17	0.18	0.32	—	0.50	—	12.24	20.81	0.25	0.00*	0.00*	2.12	208,189	25
12-31-16	10.85	0.34•	0.55	0.89	0.23	0.94	—	1.17	—	10.57	8.47	0.26	0.00	0.00	3.21	58,923	41
05-01-15(5) - 12-31-15	13.09	0.59•	(1.34)	(0.75)	0.18	1.31	—	1.49	—	10.85	(6.26)	0.32	0.00	0.00	8.27	544	36
Voya Index Solution 2050 Portfolio
Class ADV
12-31-17	13.65	0.20•	2.53	2.73	0.04	0.08	—	0.12	—	16.26	20.12	0.78	0.70	0.70	1.31	7,817	26
12-31-16	12.69	0.27•	0.73	1.00	0.01	0.03	—	0.04	—	13.65	7.94	1.03	0.64	0.64	2.05	3,296	49
12-31-15	13.68	0.44•	(0.68)	(0.24)	0.04	0.71	—	0.75	—	12.69	(1.97)	7.70	0.64	0.64	3.52	666	195
12-31-14	14.03	0.10	0.68	0.78	0.19	0.94	—	1.13	—	13.68	5.64	62.26	0.64	0.64	0.77	4	32
12-31-13	11.95	0.16	2.59	2.75	0.17	0.52	—	0.69	0.02	14.03	23.69(d)	83.28	0.62	0.62	1.20	4	39
Class I
12-31-17	13.84	0.31•	2.55	2.86	0.07	0.08	—	0.15	—	16.55	20.75	0.28	0.20	0.20	2.00	3,195	26
12-31-16	12.80	0.33•	0.76	1.09	0.02	0.03	—	0.05	—	13.84	8.52	0.53	0.14	0.14	2.52	950	49
12-31-15	13.79	0.44•	(0.61)	(0.17)	0.11	0.71	—	0.82	—	12.80	(1.45)	7.20	0.14	0.14	3.47	295	195
12-31-14	14.14	0.18	0.67	0.85	0.26	0.94	—	1.20	—	13.79	6.12	61.76	0.14	0.14	1.29	5	32
12-31-13	12.02	0.22•	2.63	2.85	0.23	0.52	—	0.75	0.02	14.14	24.41(d)	82.78	0.12	0.12	1.70	4	39
Class S
12-31-17	13.83	0.24•	2.58	2.82	0.06	0.08	—	0.14	—	16.51	20.47	0.53	0.45	0.45	1.56	8,090	26
12-31-16	12.83	0.37•	0.68	1.05	0.02	0.03	—	0.05	—	13.83	8.20	0.78	0.39	0.39	2.76	3,987	49
12-31-15	13.80	0.55•	(0.74)	(0.19)	0.07	0.71	—	0.78	—	12.83	(1.60)	7.45	0.39	0.39	4.31	254	195
12-31-14	14.14	0.14	0.68	0.82	0.22	0.94	—	1.16	—	13.80	5.93	62.01	0.39	0.39	1.04	5	32
12-31-13	11.97	0.19•	2.61	2.80	0.13	0.52	—	0.65	0.02	14.14	24.03(d)	83.03	0.37	0.37	1.44	4	39
Class S2
12-31-17	13.68	0.23•	2.52	2.75	0.05	0.08	—	0.13	—	16.30	20.21	0.68	0.60	0.60	1.50	1,973	26
12-31-16	12.71	0.35•	0.67	1.02	0.02	0.03	—	0.05	—	13.68	8.04	0.96	0.54	0.54	2.66	766	49
12-31-15	13.70	0.32•	(0.54)	(0.22)	0.06	0.71	—	0.77	—	12.71	(1.83)	7.70	0.54	0.54	2.43	14	195
12-31-14	14.05	0.12	0.67	0.79	0.20	0.94	—	1.14	—	13.70	5.71	62.26	0.54	0.54	0.88	4	32
12-31-13	11.97	0.17	2.59	2.76	0.18	0.52	—	0.70	0.02	14.05	23.76(d)	83.28	0.52	0.52	1.30	4	39
Class Z
12-31-17	13.85	0.33•	2.57	2.90	0.07	0.08	—	0.15	—	16.60	21.03	0.28	0.00*	0.00*	2.13	97,126	26
12-31-16	12.80	0.49•	0.61	1.10	0.02	0.03	—	0.05	—	13.85	8.62	0.53	0.00	0.00	3.63	21,080	49
05-01-15(5) - 12-31-15	14.46	0.61•	(1.45)	(0.84)	0.11	0.71	—	0.82	—	12.80	(6.02)	7.05	0.00	0.00	7.16	576	195
Voya Index Solution 2055 Portfolio
Class ADV
12-31-17	13.01	0.16	2.46	2.62	0.14	0.31	—	0.45	—	15.18	20.37	0.76	0.70	0.70	1.19	52,886	25
12-31-16	13.12	0.22•	0.75	0.97	0.18	0.90	—	1.08	—	13.01	7.61	0.78	0.64	0.64	1.68	43,002	42
12-31-15	14.69	0.20•	(0.45)	(0.25)	0.12	1.20	—	1.32	—	13.12	(2.15)	0.78	0.65	0.65	1.42	37,162	39
12-31-14	14.57	0.13•	0.74	0.87	0.14	0.61	—	0.75	—	14.69	6.08	0.78	0.63	0.63	0.88	31,811	44
12-31-13	12.06	0.17•	2.67	2.84	0.10	0.23	—	0.33	—	14.57	23.83	0.80	0.61	0.61	1.31	24,873	50
See Accompanying Notes to Financial Statements
40

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Index Solution 2055 Portfolio (continued)
Class I
12-31-17	13.29	0.27•	2.49	2.76	0.20	0.31	—	0.51	—	15.54	21.03	0.26	0.20	0.20	1.87	19,100	25
12-31-16	13.38	0.30•	0.75	1.05	0.24	0.90	—	1.14	—	13.29	8.10	0.28	0.14	0.14	2.24	10,595	42
12-31-15	14.94	0.32•	(0.50)	(0.18)	0.18	1.20	—	1.38	—	13.38	(1.66)	0.28	0.15	0.15	2.23	8,113	39
12-31-14	14.78	0.22•	0.74	0.96	0.19	0.61	—	0.80	—	14.94	6.61	0.28	0.13	0.13	1.44	3,974	44
12-31-13	12.21	0.26•	2.67	2.93	0.13	0.23	—	0.36	—	14.78	24.32	0.30	0.11	0.11	1.89	1,782	50
Class S
12-31-17	13.16	0.20•	2.48	2.68	0.17	0.31	—	0.48	—	15.36	20.63	0.51	0.45	0.45	1.40	29,602	25
12-31-16	13.25	0.25•	0.76	1.01	0.20	0.90	—	1.10	—	13.16	7.89	0.53	0.39	0.39	1.92	23,832	42
12-31-15	14.82	0.21	(0.43)	(0.22)	0.15	1.20	—	1.35	—	13.25	(1.93)	0.53	0.40	0.40	1.55	20,530	39
12-31-14	14.68	0.16•	0.76	0.92	0.17	0.61	—	0.78	—	14.82	6.35	0.53	0.38	0.38	1.09	20,758	44
12-31-13	12.13	0.21•	2.68	2.89	0.11	0.23	—	0.34	—	14.68	24.15	0.55	0.36	0.36	1.57	15,267	50
Class S2
12-31-17	13.06	0.19•	2.45	2.64	0.15	0.31	—	0.46	—	15.24	20.50	0.66	0.60	0.60	1.35	10,327	25
12-31-16	13.17	0.24•	0.74	0.98	0.19	0.90	—	1.09	—	13.06	7.71	0.71	0.54	0.54	1.87	6,752	42
12-31-15	14.72	0.21•	(0.45)	(0.24)	0.11	1.20	—	1.31	—	13.17	(2.04)	0.78	0.55	0.55	1.50	5,816	39
12-31-14	14.59	0.13•	0.75	0.88	0.14	0.61	—	0.75	—	14.72	6.15	0.78	0.53	0.53	0.89	5,363	44
12-31-13	12.07	0.18•	2.67	2.85	0.10	0.23	—	0.33	—	14.59	23.92	0.80	0.51	0.51	1.36	5,212	50
Class Z
12-31-17	13.33	0.30•	2.50	2.80	0.20	0.31	—	0.51	—	15.62	21.27	0.26	0.00*	0.00*	2.07	68,540	25
12-31-16	13.40	0.40•	0.67	1.07	0.24	0.90	—	1.14	—	13.33	8.24	0.28	0.00	0.00	3.06	17,543	42
05-01-15(5) - 12-31-15	15.69	0.28•	(1.19)	(0.91)	0.18	1.20	—	1.38	—	13.40	(6.22)	0.30	0.00	0.00	3.14	446	39
Voya Index Solution 2060 Portfolio
Class ADV
12-31-17	10.48	0.16•	1.97	2.13	0.03	0.09	—	0.12	—	12.49	20.44	0.90	0.70	0.70	1.40	4,579	51
12-31-16	9.77	0.21•	0.56	0.77	0.02	0.04	—	0.06	—	10.48	7.87	1.91	0.64	0.64	2.06	1,690	63
02-09-15(5) - 12-31-15	10.00	0.20•	(0.43)	(0.23)	—	—	—	—	—	9.77	(2.30)	36.51	0.65	0.65	2.29	87	208
Class I
12-31-17	10.57	0.31•	1.91	2.22	0.05	0.09	—	0.14	—	12.65	21.11	0.40	0.20	0.20	2.60	1,563	51
12-31-16	9.82	0.26•	0.54	0.80	0.01	0.04	—	0.05	—	10.57	8.24	1.41	0.14	0.14	2.52	146	63
02-09-15(5) - 12-31-15	10.00	0.51•	(0.69)	(0.18)	—	—	—	—	—	9.82	(1.80)	36.01	0.15	0.15	5.86	32	208
Class S
12-31-17	10.52	0.18•	1.99	2.17	0.04	0.09	—	0.13	—	12.56	20.76	0.65	0.45	0.45	1.51	2,294	51
12-31-16	9.79	0.25•	0.54	0.79	0.02	0.04	—	0.06	—	10.52	8.06	1.66	0.39	0.39	2.46	863	63
02-09-15(5) - 12-31-15	10.00	0.58•	(0.79)	(0.21)	—	—	—	—	—	9.79	(2.10)	36.26	0.40	0.40	6.61	131	208
See Accompanying Notes to Financial Statements
41

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Index Solution 2060 Portfolio (continued)
Class S2
12-31-17	10.50	0.20•	1.95	2.15	0.05	0.09	—	0.14	—	12.51	20.54	0.80	0.60	0.60	1.68	993	51
12-31-16	9.77	0.26•	0.51	0.77	—	0.04	—	0.04	—	10.50	7.92	1.84	0.54	0.54	2.61	139	63
02-09-15(5) - 12-31-15	10.00	0.06•	(0.29)	(0.23)	—	—	—	—	—	9.77	(2.30)	36.51	0.55	0.55	0.73	4	208
Class Z
12-31-17	10.60	0.26•	1.98	2.24	0.05	0.09	—	0.14	—	12.70	21.24	0.40	0.00*	0.00*	2.16	15,056	51
12-31-16	9.82	0.50•	0.34	0.84	0.02	0.04	—	0.06	—	10.60	8.58	1.41	0.00	0.00	4.95	3,068	63
05-01-15(5) - 12-31-15	10.46	0.03•	(0.67)	(0.64)	—	—	—	—	—	9.82	(6.12)	35.54	0.00	0.00	0.52	143	208

(1)
Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(2)
Annualized for periods less than one year.

(3)
Ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed by an Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.

(4)
Ratios do not include expenses of underlying funds and do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.

(5)
Commencement of operations.

(a)
During the year ended December 31, 2013, Voya Investments, LLC voluntarily reimbursed Voya Index Solution 2020 Portfolio $22 for the foregone investment opportunities attributable to uninvested cash. Excluding this payment by affiliate, total return would have been 13.41%, 13.88%, 13.50% and 13.50% on Classes ADV, I, S and S2, respectively.

(b)
During the year ended December 31, 2013, Voya Investments, LLC voluntarily reimbursed Voya Index Solution 2030 Portfolio $24 for the foregone investment opportunities attributable to uninvested cash. Excluding this payment by affiliate, total return would have been 18.53%, 19.14%, 18.60% and 18.62% on Classes ADV, I, S and S2, respectively.

(c)
During the year ended December 31, 2013, Voya Investments, LLC voluntarily reimbursed Voya Index Solution 2040 Portfolio $30 for the foregone investment opportunities attributable to uninvested cash. Excluding this payment by affiliate, total return would have been 23.01%, 23.72%, 23.35% and 23.18% on Classes ADV, I, S and S2, respectively.

(d)
During the year ended December 31, 2013, Voya Investments, LLC voluntarily reimbursed Voya Index Solution 2050 Portfolio $31 for the foregone investment opportunities attributable to uninvested cash. Excluding this payment by affiliate, total return would have been 23.51%, 24.22%, 23.85% and 23.58% on Classes ADV, I, S and S2, respectively.

•
Calculated using average number of shares outstanding throughout the year or period.

*
Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

See Accompanying Notes to Financial Statements
42

NOTES TO FINANCIAL STATEMENTS as of December 31, 2017

NOTE 1 — ORGANIZATION
Voya Partners, Inc. (the “Company”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). It was incorporated under the laws of Maryland on May 7, 1997. The Articles of Incorporation permit the Company to offer separate series, each of which has its own investment objective, policies and restrictions. The Company currently consists of thirty-eight active separate investment series. The ten series (each, a “Portfolio” and collectively, the “Portfolios”) included in this report are: Voya Index Solution Income Portfolio (“Index Solution Income”), Voya Index Solution 2020 Portfolio (“Index Solution 2020”), Voya Index Solution 2025 Portfolio (“Index Solution 2025”), Voya Index Solution 2030 Portfolio (“Index Solution 2030”), Voya Index Solution 2035 Portfolio (“Index Solution 2035”), Voya Index Solution 2040 Portfolio (“Index Solution 2040”), Voya Index Solution 2045 Portfolio (“Index Solution 2045”), Voya Index Solution 2050 Portfolio (“Index Solution 2050”), Voya Index Solution 2055 Portfolio (“Index Solution 2055”) and Voya Index Solution 2060 Portfolio (“Index Solution 2060”), each a diversified series of the Company.
Index Solution 2020, Index Solution 2025, Index Solution 2030, Index Solution 2035, Index Solution 2040, Index Solution 2045, Index Solution 2050, Index Solution 2055 and Index Solution 2060 are structured and managed around a specific target retirement or financial goal date (“Target Date”). When these Portfolios reach their respective Target Date, they may be combined with Index Solution Income, without a vote of shareholders, if approved by the Board of Directors (the “Board”).
The classes of shares included in this report are: Adviser (“Class ADV”), Initial (“Class I”), Service (“Class S”), Service 2 (“Class S2”) and Class Z. Shares of the Portfolios may be offered to separate accounts (“Separate Accounts”) of insurance companies as investment options in connection with variable annuity contracts and variable life insurance policies (“Variable Contracts”) and to certain of the Portfolios’ investment advisers and their affiliates. In the future, shares may also be offered to qualified pension and retirement plans (“Qualified Plans”) outside the Separate Account context. With the exception of class specific matters, each class has equal voting rights as to voting privileges. For class specific proposals, only the applicable class would have voting privileges. The classes differ principally in the applicable distribution and shareholder service fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders are allocated the common expenses of a portfolio and earn income and realized gains/losses from a portfolio pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a portfolio or a class are charged directly to that portfolio or class. Other operating expenses shared by several portfolios are generally allocated among those portfolios based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fees, if applicable.
Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company serves as the Investment Adviser to the Portfolios. Prior to May 1, 2017, Directed Services LLC, a Delaware limited liability company, served as the investment adviser to the Portfolios. There were no changes to the services provided or the fees charged to the Portfolios upon the replacement of Directed Services LLC with Voya Investments. Voya Investment Management Co. LLC (“Voya IM” or the “Sub-Adviser”), a Delaware limited liability company, serves as the Sub-Adviser to the Portfolios. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Portfolios.
Each Portfolio seeks to achieve its investment objective by investing in other investment companies (“Underlying Funds”) and uses asset allocation strategies to determine how much to invest in the Underlying Funds. The investment objective of the Portfolios is described in the respective Portfolio’s Prospectus.
NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Each Portfolio is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.
A. Security Valuation. Each Portfolio is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of each Portfolio is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on

43

NOTES TO FINANCIAL STATEMENTS as of December 31, 2017 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per share of each class of each Portfolio is calculated by taking the value of the Portfolio’s assets attributable to that class, subtracting the Portfolio’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when a Portfolio is closed for business, Portfolio shares will not be priced and a Portfolio does not transact purchase and redemption orders. To the extent a Portfolio’s assets are traded in other markets on days when a Portfolio does not price its shares, the value of a Portfolio’s assets will likely change and you will not be able to purchase or redeem shares of a Portfolio.
Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages of the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.
When a market quotation is not readily available or is deemed unreliable, each Portfolio will determine a fair value for the relevant asset in accordance with procedures adopted by the Portfolios’ Board. Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data; (c) Securities traded in the over-the-counter (“OTC”) market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by the central counterparty clearinghouse; (f) OTC swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency exchange contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and each Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service; and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.
The prospectuses of the open-end registered investment companies in which each Portfolio may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.
Foreign securities’ (including forward foreign currency exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.
All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. The Board has delegated to the Investment Adviser responsibility for

44

NOTES TO FINANCIAL STATEMENTS as of December 31, 2017 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

overseeing the implementation of the Portfolios’ valuation procedures; a “Pricing Committee” comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Portfolios. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine each Portfolio’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in each Portfolio.
Each investment asset or liability of the Portfolios is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant unobservable inputs, including the Sub-Adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. The Portfolios classify each of their investments in the Underlying Funds as Level 1, without consideration as to the classification level of the specific investments held by the Underlying Funds. A table summarizing each Portfolio’s investments under these levels of classification is included following the Portfolio of Investments.
GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The beginning of period timing recognition is used for the transfers between levels of a Portfolio’s assets and liabilities. A reconciliation of Level 3 investments is presented only when a Portfolio has a significant amount of Level 3 investments.
B. Securities Transactions and Revenue Recognition. Security transactions are accounted for on the trade date. Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as income distributions in the Statements of Operations. Capital gain distributions received from the Underlying Funds are recognized on the ex-dividend date and are recorded on the Statements of Operations as such. Realized gains and losses are reported on the basis of identified cost of securities sold.
C. Distributions to Shareholders. The Portfolios record distributions to their shareholders on the ex-dividend date. Dividends from net investment income and capital gain distributions, if any, are declared and paid annually. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP for investment companies.
D. Federal Income Taxes. It is the policy of each Portfolio to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Portfolios’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.
The Portfolios may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.
E. Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
F. Risk Exposures and the Use of Derivative Instruments. Each Portfolio’s investment strategies permit it to enter into various types of derivatives contracts, including, but not limited to, futures contracts. In doing so, a

45

NOTES TO FINANCIAL STATEMENTS as of December 31, 2017 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Portfolio will employ strategies in differing combinations to permit it to increase or decrease the level of risk, or change the level or types of exposure to risk factors. This may allow a Portfolio to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market or credit factors.
In pursuit of its investment objectives, a Portfolio may seek to increase or decrease its exposure to the following market or credit risk factors:
Equity Risk. Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to costs and impair the ability of a Portfolio to achieve its investment objectives.
Risks of Investing in Derivatives. Each Portfolio’s use of derivatives can result in losses due to unanticipated changes in the market or credit risk factors and the overall market. In instances where a Portfolio is using derivatives to decrease, or hedge, exposures to market or credit risk factors for securities held by a Portfolio, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by a Portfolio. Therefore, the purchase of certain derivatives may have an economic leveraging effect on a Portfolio and exaggerate any increase or decrease in the NAV. Derivatives may not perform as expected, so a Portfolio may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose a Portfolio to the risk of improper valuation.
Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. Investments in derivatives are generally negotiated OTC with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability or willingness to perform its obligations; any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause a Portfolio to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or at an unanticipated price. A manager might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains.
The U.S. government has enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. The European Union is (and other countries outside of the European Union are) implementing similar requirements, which will affect a Portfolio when it enters into a derivatives transaction with a counterparty organized in that country or otherwise subject to that country’s derivatives regulations. Because these requirements are new and evolving (and some of the rules are not yet final), their ultimate impact remains unclear. Central clearing is expected to reduce counterparty risk and increase liquidity, however, there is no assurance that it will achieve that result, and in the meantime, central clearing and related requirements expose a Portfolio to new kinds of costs and risks.
G. Futures Contracts. Certain Portfolios may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. A Portfolio may buy and sell futures contracts. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when each Portfolio’s assets are valued.
Upon entering into a futures contract, a Portfolio is required to deposit either cash or securities (initial margin) in an

46

NOTES TO FINANCIAL STATEMENTS as of December 31, 2017 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by a Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. Open futures contracts are reported on a table following each Portfolio’s Portfolio of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts, if any, are footnoted in the Portfolio of Investments. Cash collateral held by the broker to cover initial margin requirements on open futures contracts are noted in the Statements of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statements of Operations. Realized gains (losses) are reported in the Statements of Operations at the closing or expiration of futures contracts.
Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the period ended December 31, 2017, certain Portfolios had purchased futures contracts on various equity indices to “equitize” cash. Futures contracts are purchased to provide immediate market exposure proportionate to the size of the Portfolio’s respective cash flows and residual cash balances in order to decrease potential tracking error if the cash remained uninvested in the market. Certain Portfolios also purchased and sold futures contracts on equity indices as part of their tactical asset allocation strategy. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where the Portfolios are unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Portfolios’ securities. With futures, there is minimal counterparty credit risk to the Portfolios since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.
During the year ended December 31, 2017, the following Portfolios had average notional values on futures contracts purchased and sold as disclosed below. Please refer to the tables following each respective Portfolio of Investments for open futures contracts purchased and sold for Index Solution Income, Index Solution 2020, Index Solution 2025, Index Solution 2030, Index Solution 2035, Index Solution 2040, Index Solution 2045, index Solution 2050 and Index Solution 2055. There were no open futures contracts purchased or sold for Index Solution 2060 during the year ended December 31, 2017.
	Purchased	Sold
Index Solution Income	$9,235,421	$9,139,436
Index Solution 2020	3,931,296	3,993,175
Index Solution 2025	14,959,367	15,056,550
Index Solution 2030	4,391,089	4,614,791
Index Solution 2035	13,203,291	13,307,611
Index Solution 2040	2,742,965	2,859,883
Index Solution 2045	8,751,713	8,808,253
Index Solution 2050	1,548,352	1,691,236
Index Solution 2055	2,975,679	3,013,529
H. Indemnifications. In the normal course of business, the Company may enter into contracts that provide certain indemnifications. The Company’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.
NOTE 3 — INVESTMENTS IN UNDERLYING FUNDS
For the year ended December 31, 2017, the cost of purchases and the proceeds from sales of the Underlying Funds were as follows:
	Purchases	Sales
Index Solution Income	$189,442,324	$144,931,144
Index Solution 2020	199,841,471	73,338,719
Index Solution 2025	403,394,351	227,670,944
Index Solution 2030	251,066,354	64,880,944
Index Solution 2035	320,075,406	160,005,387
Index Solution 2040	149,310,669	35,362,804
Index Solution 2045	214,063,021	103,068,663
Index Solution 2050	94,681,852	18,879,677
Index Solution 2055	88,890,057	34,314,425
Index Solution 2060	23,569,786	7,476,939
NOTE 4 — INVESTMENT MANAGEMENT FEES
The Portfolios have entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Portfolios. The Investment Adviser oversees all investment management and portfolio management services for the Portfolios and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Portfolios, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. This Management Agreement compensates the Investment Adviser with a management fee, computed daily and payable monthly, based on the average daily net assets of each Portfolio, at the following annual rates: 0.20% of each Portfolio’s average daily nets assets invested in affiliated Underlying Funds and 0.40%

47

NOTES TO FINANCIAL STATEMENTS as of December 31, 2017 (continued)

NOTE 4 — INVESTMENT MANAGEMENT FEES (continued)

of each Portfolio’s average daily net assets invested in unaffiliated Underlying Funds and/or other direct investments.
The Investment Adviser has entered into a sub-advisory agreement with Voya IM. Voya IM provides investment advice for the Portfolios and is paid by the Investment Adviser based on the average daily net assets of each respective Portfolio. Subject to such policies as the Board or the Investment Adviser may determine, Voya IM manages the Portfolios’ assets in accordance with the Portfolios’ investment objectives, policies, and limitations.
NOTE 5 — DISTRIBUTION AND SERVICE FEES
Classes ADV and S2 of the Portfolios have a plan of distribution (the “Plans”), whereby the Distributor is reimbursed or compensated by the Portfolios for expenses incurred in the distribution of each respective Portfolio’s shares (“Distribution Fees”). The Distributor may pay, on behalf of each Portfolio, out of its distribution fee, compensation to certain financial institutions for providing distribution assistance pursuant to a Distribution Services Agreement. Under the Plans each Portfolio makes payments to the Distributor at an annual rate of 0.25% of each Portfolio’s average daily net assets attributable to its Class ADV shares and each Portfolio makes payments to the Distributor at an annual rate of 0.15% of each Portfolio’s average daily net assets attributable to its Class S2 shares.
The Company has a shareholder servicing plan (“Service Plan”) for the Classes ADV, S and S2 shares of each respective Portfolio. The Service Plan allows the Distributor to enter into shareholder servicing agreements with insurance companies, broker dealers or other financial intermediaries that provide administrative services related to Classes ADV, S and S2 shares and their shareholders including Variable Contract owners or Qualified Plan participants with interests in the Portfolios. Under the Service Plan, each Portfolio makes payments to the Distributor which shall not exceed an annual rate of 0.25% of each Portfolio’s average daily net assets attributable to its Classes ADV, S and S2 shares.
NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES
At December 31, 2017, the following direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc. owned more than 5% of the following Portfolios:
Subsidiary	Portfolio	Percentage
Voya Institutional Trust Company	Index Solution Income	37.53%
	Index Solution 2020	6.91
	Index Solution 2025	15.16
	Index Solution 2035	12.85
	Index Solution 2045	11.03
	Index Solution 2055	8.88
Voya Retirement Insurance and Annuity Company	Index Solution Income	62.44
	Index Solution 2020	93.09
	Index Solution 2025	84.74
	Index Solution 2030	95.12
	Index Solution 2035	87.09
	Index Solution 2040	96.72
	Index Solution 2045	88.97
	Index Solution 2050	96.33
	Index Solution 2055	91.12
	Index Solution 2060	96.04
Under the 1940 Act, the direct or indirect beneficial owner of more than 25% of the voting securities of a company (including a fund) is presumed to control such company. Companies under common control (e.g., companies with a common owner of greater than 25% of their respective voting securities) are affiliates under the 1940 Act.
The Portfolios have adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent directors, as described in the DC Plan, to defer the receipt of all or a portion of the directors’ fees that they are entitled to receive from the Portfolios. For purposes of determining the amount owed to the director under the DC Plan, the amounts deferred are invested in shares of the funds selected by the director (the “Notional Funds”). The Portfolios purchase shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the directors’ deferred fees, resulting in a Portfolio asset equal to the deferred compensation liability. Such assets, if applicable, are included as a component of  “Other assets” on the accompanying Statements of Assets and Liabilities. Deferral of directors’ fees under the DC Plan will not affect net assets of the Portfolio, and will not materially affect the Portfolios’ assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.
NOTE 7 — EXPENSE LIMITATION AGREEMENTS
The Investment Adviser has entered into a written expense limitation agreement (“Expense Limitation Agreement”) with each Portfolio whereby the Investment Adviser has

48

NOTES TO FINANCIAL STATEMENTS as of December 31, 2017 (continued)

NOTE 7 — EXPENSE LIMITATION
AGREEMENTS (continued)

agreed to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses, and extraordinary expenses to the levels listed in the table below.
Portfolio	Class ADV(1)(2)	Class I(1)(2)	Class S(1)(2)	Class S2(1)(2)	Class Z(3)(4)
Index Solution Income	0.89%	0.39%	0.64%	0.79%	0.00%
Index Solution 2020	0.89%	0.39%	0.64%	0.79%	0.00%
Index Solution 2025	0.89%	0.39%	0.64%	0.79%	0.00%
Index Solution 2030	0.89%	0.39%	0.64%	0.79%	0.00%
Index Solution 2035	0.89%	0.39%	0.64%	0.79%	0.00%
Index Solution 2040	0.89%	0.39%	0.64%	0.79%	0.00%
Index Solution 2045	0.89%	0.39%	0.64%	0.79%	0.00%
Index Solution 2050	0.89%	0.39%	0.64%	0.79%	0.00%
Index Solution 2055	0.89%	0.39%	0.64%	0.79%	0.00%
Index Solution 2060	0.89%	0.39%	0.64%	0.79%	0.00%

(1)
The operating expense limits take into account the operating expenses incurred at the Underlying Fund level. The amount of fees and expenses of an Underlying Fund borne by each Portfolio will vary based on each Portfolio’s allocation of assets to, and the net expenses of, a particular Underlying Fund.

(2)
As of May 1, 2017, any fees waived pursuant to the Expense Limitation Agreement shall not be eligible for recoupment.

(3)
Pursuant to a side letter agreement, through May 1, 2018, the Investment Adviser has agreed to waive all or a portion of the management fee so that the direct expense limits are 0.00% for all Portfolios. Any fees waived pursuant to the side letter agreement shall not be eligible for recoupment. Termination or modification of this obligation requires approval by the Board.

(4)
The operating expense limits shown apply only at each Portfolio level and do not include the fees payable by the Underlying Funds in which each Portfolio invests.

Prior to May 1, 2017, the expense limits were:
Portfolio(5)	Class ADV	Class I	Class S	Class S2
Index Solution Income	1.01%	0.51%	0.76%	0.91%
Index Solution 2020	1.01%	0.51%	0.76%	0.91%
Index Solution 2025	1.01%	0.51%	0.76%	0.91%
Index Solution 2030	1.01%	0.51%	0.76%	0.91%
Index Solution 2035	1.01%	0.51%	0.76%	0.91%
Index Solution 2040	1.00%	0.50%	0.75%	0.90%
Index Solution 2045	1.01%	0.51%	0.76%	0.91%
Index Solution 2050	1.01%	0.51%	0.76%	0.91%
Index Solution 2055	1.01%	0.51%	0.76%	0.91%
Index Solution 2060	1.01%	0.51%	0.76%	0.91%

(5)
The operating expense limits took into account the operating expenses incurred at the Underlying Fund level. The amount of fees and expenses of an Underlying Fund borne by each Portfolio was based on each Portfolio’s allocation of assets to, and the net expenses of, a particular Underlying Fund.
Prior to May 1, 2017, the Investment Adviser was able to recoup from a Portfolio, except for Class Z, for fees waived and/or other expenses reimbursed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Portfolio’s expense ratio did not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities.
The Expense Limitation Agreement is contractual through May 1, 2018 and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.
NOTE 8 — LINE OF CREDIT
Effective May 19, 2017, each Portfolio, in addition to certain other funds managed by the Investment Adviser, has entered into a 364-day unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of  $400,000,000 through May 18, 2018. The proceeds may be used only to finance temporarily: (1) the purchase or sale of investment securities; or (2) the repurchase or redemption of shares of a Portfolio or certain other funds managed by the Investment Adviser. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.
Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.
The following Portfolio utilized the line of credit during the year ended December 31, 2017:
Portfolio	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
Index Solution 2030	1	$955,000	2.16%

49

NOTES TO FINANCIAL STATEMENTS as of December 31, 2017 (continued)

NOTE 9 — CAPITAL SHARES
Transactions in capital shares and dollars were as follows:
	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Index Solution Income
Class ADV
12/31/2017	930,637	—	233,642	(2,789,140)	(1,624,861)	9,343,093	—	2,350,443	(28,064,554)	(16,371,018)
12/31/2016	1,757,497	—	371,692	(3,908,445)	(1,779,256)	17,037,732	—	3,631,432	(37,893,146)	(17,223,982)
Class I
12/31/2017	537,961	—	56,418	(1,402,039)	(807,660)	5,533,204	—	581,105	(14,381,478)	(8,267,169)
12/31/2016	411,277	—	100,188	(704,445)	(192,980)	4,109,474	—	1,001,877	(7,033,363)	(1,922,012)
Class S
12/31/2017	811,061	—	384,341	(2,878,783)	(1,683,381)	8,351,325	—	3,924,123	(29,550,303)	(17,274,855)
12/31/2016	692,560	—	560,841	(4,173,828)	(2,920,427)	6,821,948	—	5,557,940	(40,942,521)	(28,562,633)
Class S2
12/31/2017	141,428	—	28,857	(343,395)	(173,110)	1,419,452	—	288,562	(3,441,174)	(1,733,160)
12/31/2016	302,117	—	39,994	(476,597)	(134,486)	2,910,178	—	388,739	(4,588,398)	(1,289,481)
Class T(1)
12/31/2017	—	—	—	—	—	—	—	—	—	—
12/31/2016	—	—	—	(625)	(625)	—	—	—	(6,185)	(6,185)
Class Z
12/31/2017	10,794,188	—	318,759	(2,349,521)	8,763,426	111,907,543	—	3,295,965	(24,286,316)	90,917,192
12/31/2016	7,750,816	—	83,732	(910,013)	6,924,535	77,500,077	—	839,827	(9,086,623)	69,253,281
Index Solution 2020
Class ADV
12/31/2017	913,902	—	17,891	(413,898)	517,895	11,558,777	—	228,296	(5,270,808)	6,516,265
12/31/2016	1,054,518	—	1,682	(336,704)	719,496	12,205,040	—	20,075	(3,964,761)	8,260,354
Class I
12/31/2017	271,086	—	4,488	(169,589)	105,985	3,501,712	—	58,524	(2,200,177)	1,360,059
12/31/2016	280,008	—	358	(18,891)	261,475	3,363,327	—	4,353	(220,531)	3,147,149
Class S
12/31/2017	712,715	—	10,139	(552,714)	170,140	9,279,960	—	131,810	(7,180,846)	2,230,924
12/31/2016	752,349	—	609	(127,208)	625,750	9,012,238	—	7,399	(1,525,863)	7,493,774
Class S2
12/31/2017	85,453	—	4,333	(81,796)	7,990	1,107,885	—	56,077	(1,070,572)	93,390
12/31/2016	287,919	—	165	(46,919)	241,165	3,412,223	—	1,997	(532,075)	2,882,145
Class T(1)
12/31/2017	—	—	—	—	—	—	—	—	—	—
12/31/2016	—	—	—	(324)	(324)	—	—	—	(3,016)	(3,016)
Class Z
12/31/2017	9,624,424	—	174,801	(882,680)	8,916,545	124,918,953	—	2,286,394	(11,547,481)	115,657,866
12/31/2016	6,273,312	—	4,385	(491,288)	5,786,409	75,668,130	—	53,453	(5,961,284)	69,760,299
Index Solution 2025
Class ADV
12/31/2017	2,331,125	—	713,057	(4,837,701)	(1,793,519)	24,422,337	—	7,437,183	(50,598,037)	(18,738,517)
12/31/2016	3,154,325	—	2,110,559	(4,568,562)	696,322	31,493,273	—	20,620,164	(45,898,182)	6,215,255
Class I
12/31/2017	1,254,968	—	193,862	(1,621,412)	(172,582)	13,463,987	—	2,066,567	(17,317,078)	(1,786,524)
12/31/2016	953,157	—	519,524	(618,362)	854,319	9,785,563	—	5,184,848	(6,320,110)	8,650,301
Class S
12/31/2017	1,705,397	—	489,675	(3,663,933)	(1,468,861)	18,232,274	—	5,170,966	(39,073,344)	(15,670,104)
12/31/2016	1,759,298	—	1,361,663	(4,282,561)	(1,161,600)	17,733,882	—	13,466,850	(43,421,336)	(12,220,604)
Class S2
12/31/2017	412,384	—	114,415	(841,511)	(314,712)	4,293,865	—	1,187,624	(8,815,543)	(3,334,054)
12/31/2016	464,377	—	304,868	(755,404)	13,841	4,620,137	—	2,966,360	(7,633,634)	(47,137)
Class T(1)
12/31/2017	—	—	—	—	—	—	—	—	—	—
12/31/2016	—	—	—	(319)	(319)	—	—	—	(3,002)	(3,002)
Class Z
12/31/2017	21,218,668	—	922,006	(829,989)	21,310,685	228,894,092	—	9,865,461	(8,964,104)	229,795,449
12/31/2016	11,517,559	—	495,023	(530,329)	11,482,253	118,021,712	—	4,950,232	(5,398,757)	117,573,187
50

NOTES TO FINANCIAL STATEMENTS as of December 31, 2017 (continued)

NOTE 9 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Index Solution 2030
Class ADV
12/31/2017	791,344	—	11,541	(243,965)	558,920	11,223,971	—	166,649	(3,496,094)	7,894,526
12/31/2016	765,208	—	702	(163,945)	601,965	9,736,426	—	9,124	(2,072,010)	7,673,540
Class I
12/31/2017	242,273	—	2,187	(88,949)	155,511	3,506,149	—	32,270	(1,243,412)	2,295,007
12/31/2016	166,654	—	303	(67,898)	99,059	2,138,175	—	4,012	(902,410)	1,239,777
Class S
12/31/2017	411,638	—	6,889	(118,075)	300,452	5,934,899	—	101,132	(1,712,929)	4,323,102
12/31/2016	563,415	—	319	(113,604)	450,130	7,371,588	—	4,205	(1,491,566)	5,884,227
Class S2
12/31/2017	65,546	—	1,219	(80,232)	(13,467)	943,460	—	17,702	(1,164,903)	(203,741)
12/31/2016	147,444	—	125	(20,760)	126,809	1,882,849	—	1,631	(263,990)	1,620,490
Class T(1)
12/31/2017	—	—	—	—	—	—	—	—	—	—
12/31/2016	—	—	—	(328)	(328)	—	—	—	(3,015)	(3,015)
Class Z
12/31/2017	12,011,403	—	134,910	(465,780)	11,680,533	175,494,462	—	1,993,970	(6,842,286)	170,646,146
12/31/2016	5,419,901	—	2,816	(161,825)	5,260,892	71,494,654	—	37,313	(2,141,572)	69,390,395
Index Solution 2035
Class ADV
12/31/2017	2,021,115	—	727,136	(4,195,526)	(1,447,275)	21,592,596	—	7,751,266	(44,860,941)	(15,517,079)
12/31/2016	2,979,966	—	2,139,450	(3,962,090)	1,157,326	29,828,035	—	20,859,643	(39,867,145)	10,820,533
Class I
12/31/2017	1,407,166	—	192,475	(1,260,541)	339,100	15,571,838	—	2,101,828	(13,954,535)	3,719,131
12/31/2016	927,921	—	470,087	(278,167)	1,119,841	9,590,177	—	4,691,464	(2,854,854)	11,426,787
Class S
12/31/2017	1,602,844	—	435,693	(3,178,025)	(1,139,488)	17,537,584	—	4,705,487	(34,600,968)	(12,357,897)
12/31/2016	1,603,662	—	1,262,226	(3,547,916)	(682,028)	16,320,237	—	12,458,169	(36,082,453)	(7,304,047)
Class S2
12/31/2017	452,571	—	127,982	(553,780)	26,773	4,873,063	—	1,361,732	(5,987,023)	247,772
12/31/2016	536,606	—	336,554	(612,158)	261,002	5,358,701	—	3,274,673	(6,145,494)	2,487,880
Class T(1)
12/31/2017	—	—	—	—	—	—	—	—	—	—
12/31/2016	—	—	—	(320)	(320)	—	—	—	(3,002)	(3,002)
Class Z
12/31/2017	17,907,971	—	877,565	(668,817)	18,116,719	198,209,750	—	9,635,664	(7,398,643)	200,446,771
12/31/2016	9,322,101	—	475,386	(191,420)	9,606,067	96,033,438	—	4,758,615	(1,967,412)	98,824,641
Index Solution 2040
Class ADV
12/31/2017	449,349	—	5,956	(145,457)	309,848	6,626,075	—	89,221	(2,170,039)	4,545,257
12/31/2016	370,116	—	276	(84,750)	285,642	4,769,724	—	3,655	(1,104,069)	3,669,310
Class I
12/31/2017	154,447	—	891	(43,353)	111,985	2,356,478	—	13,613	(660,814)	1,709,277
12/31/2016	41,205	—	68	(6,483)	34,790	536,998	—	921	(88,273)	449,646
Class S
12/31/2017	288,103	—	5,040	(117,275)	175,868	4,320,234	—	77,007	(1,764,952)	2,632,289
12/31/2016	411,083	—	212	(77,707)	333,588	5,492,155	—	2,856	(1,015,554)	4,479,457
Class S2
12/31/2017	93,905	—	958	(37,851)	57,012	1,406,195	—	14,469	(589,183)	831,481
12/31/2016	53,128	—	47	(6,646)	46,529	693,973	—	629	(88,396)	606,206
Class T(1)
12/31/2017	—	—	—	—	—	—	—	—	—	—
12/31/2016	—	—	—	(327)	(327)	—	—	—	(3,014)	(3,014)
Class Z
12/31/2017	7,023,535	—	86,062	(290,672)	6,818,925	106,754,350	—	1,319,336	(4,425,666)	103,648,020
12/31/2016	3,504,110	—	1,968	(113,852)	3,392,226	46,977,115	—	26,551	(1,527,287)	45,476,379
51

NOTES TO FINANCIAL STATEMENTS as of December 31, 2017 (continued)

NOTE 9 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Index Solution 2045
Class ADV
12/31/2017	1,726,176	—	503,085	(3,329,734)	(1,100,473)	19,002,994	—	5,538,963	(36,429,062)	(11,887,105)
12/31/2016	2,360,032	—	1,402,265	(2,784,447)	977,850	24,248,207	—	13,994,611	(28,446,613)	9,796,205
Class I
12/31/2017	1,157,158	—	155,507	(747,667)	564,998	13,354,064	—	1,765,007	(8,633,220)	6,485,851
12/31/2016	767,211	—	338,389	(275,321)	830,279	8,111,369	—	3,475,255	(2,909,050)	8,677,574
Class S
12/31/2017	1,223,267	—	304,151	(1,616,612)	(89,194)	13,827,091	—	3,403,451	(18,295,647)	(1,065,105)
12/31/2016	1,248,296	—	748,878	(2,154,611)	(157,437)	13,009,971	—	7,593,619	(22,382,822)	(1,779,232)
Class S2
12/31/2017	338,771	—	69,460	(588,961)	(180,730)	3,757,788	—	765,452	(6,606,568)	(2,083,328)
12/31/2016	390,585	—	177,420	(310,107)	257,898	4,045,254	—	1,772,423	(3,199,726)	2,617,951
Class T(1)
12/31/2017	—	—	—	—	—	—	—	—	—	—
12/31/2016	—	—	—	(319)	(319)	—	—	—	(3,001)	(3,001)
Class Z
12/31/2017	11,199,900	—	536,329	(297,498)	11,438,731	128,873,840	—	6,114,153	(3,382,466)	131,605,527
12/31/2016	5,322,803	—	268,068	(68,555)	5,522,316	56,547,347	—	2,761,099	(731,237)	58,577,209
Index Solution 2050
Class ADV
12/31/2017	314,588	—	3,214	(78,651)	239,151	4,701,219	—	48,761	(1,172,709)	3,577,271
12/31/2016	225,991	—	544	(37,453)	189,082	2,938,579	—	7,244	(487,762)	2,458,061
Class I
12/31/2017	154,928	—	1,154	(31,611)	124,471	2,407,368	—	17,786	(505,666)	1,919,488
12/31/2016	52,400	—	198	(7,015)	45,583	679,924	—	2,666	(92,458)	590,132
Class S
12/31/2017	321,998	—	3,908	(124,234)	201,672	4,861,028	—	60,144	(1,894,963)	3,026,209
12/31/2016	317,982	—	404	(50,007)	268,379	4,259,326	—	5,451	(672,963)	3,591,814
Class S2
12/31/2017	76,415	—	810	(12,248)	64,977	1,156,350	—	12,318	(187,015)	981,653
12/31/2016	61,739	—	98	(6,868)	54,969	805,340	—	1,305	(89,834)	716,811
Class T(1)
12/31/2017	—	—	—	—	—	—	—	—	—	—
12/31/2016	—	—	—	(326)	(326)	—	—	—	(3,037)	(3,037)
Class Z
12/31/2017	4,455,542	—	40,685	(165,668)	4,330,559	68,197,933	—	628,184	(2,660,159)	66,165,958
12/31/2016	1,501,501	—	1,741	(26,136)	1,477,106	20,155,127	—	23,471	(353,464)	19,825,134
Index Solution 2055
Class ADV
12/31/2017	809,648	—	105,480	(736,869)	178,259	11,412,384	—	1,493,599	(10,321,415)	2,584,568
12/31/2016	944,610	—	250,385	(721,251)	473,744	12,194,729	—	3,179,890	(9,341,279)	6,033,340
Class I
12/31/2017	610,638	—	29,675	(208,095)	432,218	9,041,962	—	429,094	(3,084,093)	6,386,963
12/31/2016	307,196	—	59,581	(176,025)	190,752	4,058,952	—	771,570	(2,356,125)	2,474,397
Class S
12/31/2017	722,021	—	67,779	(674,289)	115,511	10,364,721	—	970,592	(9,818,180)	1,517,133
12/31/2016	605,714	—	136,729	(480,292)	262,151	7,892,568	—	1,754,234	(6,208,601)	3,438,201
Class S2
12/31/2017	191,561	—	19,231	(50,210)	160,582	2,727,755	—	273,267	(720,584)	2,280,438
12/31/2016	171,377	—	41,176	(137,039)	75,514	2,223,368	—	524,576	(1,772,787)	975,157
Class T(1)
12/31/2017	—	—	—	—	—	—	—	—	—	—
12/31/2016	—	—	—	(316)	(316)	—	—	—	(3,010)	(3,010)
Class Z
12/31/2017	3,153,324	—	111,223	(191,699)	3,072,848	46,005,873	—	1,614,956	(2,876,458)	44,744,371
12/31/2016	1,243,694	—	53,428	(14,742)	1,282,380	16,485,784	—	693,500	(194,544)	16,984,740
52

NOTES TO FINANCIAL STATEMENTS as of December 31, 2017 (continued)

NOTE 9 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Index Solution 2060
Class ADV
12/31/2017	261,267	—	2,888	(58,816)	205,339	2,996,682	—	33,646	(660,336)	2,369,992
12/31/2016	201,121	—	553	(49,297)	152,377	1,982,420	—	5,647	(490,919)	1,497,148
Class I
12/31/2017	117,025	—	524	(7,861)	109,688	1,410,297	—	6,165	(90,551)	1,325,911
12/31/2016	12,420	—	52	(1,893)	10,579	125,354	—	540	(19,888)	106,006
Class S
12/31/2017	201,475	—	2,022	(102,841)	100,656	2,331,075	—	23,655	(1,230,125)	1,124,605
12/31/2016	90,967	—	234	(22,577)	68,624	920,206	—	2,396	(229,803)	692,799
Class S2
12/31/2017	69,881	—	682	(4,451)	66,112	789,688	—	7,953	(51,306)	746,335
12/31/2016	23,184	—	19	(10,440)	12,763	234,817	—	194	(103,465)	131,546
Class Z
12/31/2017	1,067,759	—	9,927	(181,654)	896,032	12,487,641	—	117,236	(2,138,641)	10,466,236
12/31/2016	286,270	—	314	(11,685)	274,899	2,981,270	—	3,235	(119,660)	2,864,845

(1)
Class T liquidated on August 31, 2016.

NOTE 10 — FEDERAL INCOME TAXES
The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.
The following permanent tax differences have been reclassified as of December 31, 2017:
	Undistributed Net Investment Income	Accumulated Net Realized Gains/(Losses)
Index Solution Income	$551,676	$(551,676)
Index Solution 2020	179,582	(179,582)
Index Solution 2025	530,128	(530,128)
Index Solution 2030	131,578	(131,578)
Index Solution 2035	264,946	(264,946)
Index Solution 2040	57,057	(57,057)
Index Solution 2045	151,083	(151,083)
Index Solution 2050	31,911	(31,911)
Index Solution 2055	51,957	(51,957)
Index Solution 2060	6,425	(6,425)
Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.
The tax composition of dividends and distributions to shareholders was as follows:
	Year Ended December 31, 2017		Year Ended December 31, 2016
	Ordinary Income	Long-term Capital Gains	Ordinary Income	Long-term Capital Gains
Index Solution Income	$8,365,401	$2,074,797	$6,130,417	$5,289,568
Index Solution 2020	1,889,018	872,083	85,035	2,244
Index Solution 2025	11,236,182	14,491,619	11,005,200	36,183,554
Index Solution 2030	1,505,792	805,931	52,131	4,156
Index Solution 2035	9,490,084	16,065,893	8,750,297	37,292,619
Index Solution 2040	982,525	531,121	29,939	4,692
Index Solution 2045	5,732,688	11,854,338	5,102,627	24,494,725
Index Solution 2050	447,691	319,502	35,891	4,272
Index Solution 2055	1,777,554	3,003,954	1,243,590	5,680,515
Index Solution 2060	119,016	69,639	9,568	2,561
The tax-basis components of distributable earnings as of December 31, 2017 were:
	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Unrealized Appreciation/ (Depreciation)
Index Solution Income	$11,322,938	$5,266,073	$5,054,023
Index Solution 2020	7,783,062	3,654,359	8,813,708
Index Solution 2025	16,504,697	17,256,072	43,266,808

53

NOTES TO FINANCIAL STATEMENTS as of December 31, 2017 (continued)

NOTE 10 — FEDERAL INCOME TAXES (continued)

	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Unrealized Appreciation/ (Depreciation)
Index Solution 2030	7,326,170	5,984,446	18,088,931
Index Solution 2035	13,345,675	18,489,640	56,657,206
Index Solution 2040	4,298,313	4,134,218	13,889,154
Index Solution 2045	7,866,123	13,490,472	42,864,098
Index Solution 2050	2,392,082	2,659,970	8,493,635
Index Solution 2055	2,554,662	4,456,612	15,046,322
Index Solution 2060	844,074	464,889	1,451,528
At December 31, 2017, the Portfolios did not have any capital loss carryovers for U.S. federal income tax purposes.
The Portfolios’ major tax jurisdictions are U.S. federal and Arizona state.
As of December 31, 2017, no provision for income tax is required in the Portfolios’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Portfolios’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. The earliest tax year that remains subject to examination by these jurisdictions is 2013.
NOTE 11 — SUBSEQUENT EVENTS
The Portfolios have evaluated events occurring after the Statements of Assets and Liabilities date (“subsequent events”), to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. No such subsequent events were identified.

54

PORTFOLIO OF INVESTMENTS
Voya Index Solution Income Portfolio	as of December 31, 2017

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 15.4%
172,075	iShares 1-3 Year Treasury Bond ETF	$14,428,489	3.0
110,600	iShares MSCI EMU Index Fund	4,797,828	1.0
71,071	iShares Russell 1000 Growth Index Fund	9,571,842	2.0
19,269	iShares Russell 1000 Value Index Fund	2,395,908	0.5
1,044,383	PowerShares Senior Loan Portfolio	24,062,584	4.9
262,321	SPDR Bloomberg Barclays High Yield Bond ETF	9,632,427	2.0
118,666	SPDR Dow Jones International Real Estate	4,804,786	1.0
57,967	Vanguard REIT	4,810,102	1.0
	Total Exchange-Traded Funds (Cost $74,760,567)	74,503,966	15.4
MUTUAL FUNDS: 84.3%
	Affiliated Investment Companies: 82.8%
1,123,963	Voya Emerging Markets Index Portfolio Class P2	14,476,644	3.0
Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
	Affiliated Investment Companies (continued)
3,129,395	Voya International Index Portfolio Class P2	$33,672,294	6.9
880,991	Voya Russell Mid Cap Index Portfolio Class P2	14,368,964	3.0
24,173,289	Voya U.S. Bond Index Portfolio Class P2	255,995,129	52.8
5,260,755	Voya U.S. Stock Index Portfolio Class P2	82,646,453	17.1
		401,159,484	82.8
	Unaffiliated Investment Companies: 1.5%
1,405,779	Credit Suisse Commodity Return Strategy Fund - Class I	7,057,012	1.5
	Total Mutual Funds (Cost $394,963,114)	408,216,496	84.3
	Total Investments in Securities (Cost $469,723,681)	$482,720,462	99.7
	Assets in Excess of Other Liabilities	1,554,311	0.3
	Net Assets	$484,274,773	100.0

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2017 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2017
Asset Table
Investments, at fair value
Exchange-Traded Funds	$74,503,966	$—	$—	$74,503,966
Mutual Funds	408,216,496	—	—	408,216,496
Total Investments, at fair value	$482,720,462	$—	$—	$482,720,462
Other Financial Instruments+
Futures	256,245	—	—	256,245
Total Assets	$482,976,707	$—	$—	$482,976,707
Liabilities Table
Other Financial Instruments+
Futures	$(270,511)	$—	$—	$(270,511)
Total Liabilities	$(270,511)	$—	$—	$(270,511)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

See Accompanying Notes to Financial Statements
55

PORTFOLIO OF INVESTMENTS
Voya Index Solution Income Portfolio	as of December 31, 2017 (continued)

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the year ended December 31, 2017, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/2016	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/17	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Index Portfolio Class I	$—	$8,639,105	$(8,639,105)	$—	$—	$—	$16	$—
Voya Emerging Markets Index Portfolio Class P2	—	14,802,325	(2,312,409)	1,986,728	14,476,644	141,706	271,864	—
Voya International Index Portfolio - Class I	24,909,003	5,855,737	(32,297,788)	1,533,048	—	—	(203,369)	—
Voya International Index Portfolio Class P2	—	34,134,770	(4,954,160)	4,491,684	33,672,294	735,182	59,865	—
Voya Russell Mid Cap Index Portfolio Class P2	—	14,837,044	(1,760,000)	1,291,920	14,368,964	190,516	187,208	873,065
Voya Russell™ Mid Cap Index Portfolio - Class I	12,264,095	1,206,765	(13,039,810)	(431,050)	—	—	167,003	—
Voya U.S. Bond Index Portfolio - Class I	217,261,578	30,708,187	(251,084,193)	3,114,428	—	1,734,348	149,843	—
Voya U.S. Bond Index Portfolio Class P2	—	278,888,595	(20,532,828)	(2,360,638)	255,995,129	4,153,856	321,825	623,038
Voya U.S. Stock Index Portfolio - Class I	94,857,296	10,738,903	(105,120,059)	(476,140)	—	—	616,603
Voya U.S. Stock Index Portfolio Class P2	—	93,950,896	(19,706,914)	8,402,471	82,646,453	1,405,973	3,189,919	3,935,425
	$349,291,972	$493,762,327	$(459,447,266)	$17,552,451	$401,159,484	$8,361,581	$4,760,777	$5,431,528

The financial statements for the above mutual fund[s] can be found at www.sec.gov.
At December 31, 2017, the following futures contracts were outstanding for Voya Index Solution Income Portfolio:
Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
Tokyo Price Index (TOPIX)	91	03/08/18	$14,674,684	$256,245
			$14,674,684	$256,245
Short Contracts
Mini MSCI EAFE Index	(94)	03/16/18	(9,613,850)	(191,047)
S&P 500 E-Mini	(36)	03/16/18	(4,816,800)	(79,464)
			$(14,430,650)	$(270,511)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2017 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets — Unrealized appreciation*	$256,245
Total Asset Derivatives		$256,245
Liability Derivatives
Equity contracts	Net Assets — Unrealized depreciation*	$270,511
Total Liability Derivatives		$270,511

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

See Accompanying Notes to Financial Statements
56

PORTFOLIO OF INVESTMENTS
Voya Index Solution Income Portfolio	as of December 31, 2017 (continued)

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2017 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(16,661)
Total	$(16,661)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(14,266)
Total	$(14,266)

At December 31, 2017, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at period end were:
Cost for federal income tax purposes was $477,830,619.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$17,808,190
Gross Unrealized Depreciation	(12,754,167)
Net Unrealized Appreciation	$5,054,023

See Accompanying Notes to Financial Statements
57

PORTFOLIO OF INVESTMENTS
Voya Index Solution 2020 Portfolio	as of December 31, 2017

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 15.9%
58,328	iShares 1-3 Year Treasury Bond ETF	$4,890,803	2.0
19,302	iShares Barclays 20+ Year Treasury Bond Fund	2,448,652	1.0
56,235	iShares MSCI EMU Index Fund	2,439,474	1.0
36,136	iShares Russell 1000 Growth Index Fund	4,866,796	2.0
19,594	iShares Russell 1000 Value Index Fund	2,436,318	1.0
531,017	PowerShares Senior Loan Portfolio	12,234,632	4.9
133,377	SPDR Bloomberg Barclays High Yield Bond ETF	4,897,603	2.0
60,336	SPDR Dow Jones International Real Estate	2,443,005	1.0
29,473	Vanguard REIT	2,445,669	1.0
	Total Exchange-Traded Funds (Cost $38,369,250)	39,102,952	15.9
MUTUAL FUNDS: 83.8%
	Affiliated Investment Companies: 82.3%
666,574	Voya Emerging Markets Index Portfolio Class P2	8,585,472	3.5
2,499,615	Voya International Index Portfolio Class P2	26,895,855	10.9
Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
	Affiliated Investment Companies (continued)
447,856	Voya Russell Mid Cap Index Portfolio Class P2	$7,304,529	3.0
463,685	Voya Russell Small Cap Index Portfolio Class P2	7,279,859	2.9
9,042,444	Voya U.S. Bond Index Portfolio Class P2	95,759,479	38.9
3,617,916	Voya U.S. Stock Index Portfolio Class P2	56,837,468	23.1
		202,662,662	82.3
	Unaffiliated Investment Companies: 1.5%
715,879	Credit Suisse Commodity Return Strategy Fund - Class I	3,593,713	1.5
	Total Mutual Funds (Cost $197,776,729)	206,256,375	83.8
	Total Investments in Securities (Cost $236,145,979)	$245,359,327	99.7
	Assets in Excess of Other Liabilities	830,483	0.3
	Net Assets	$246,189,810	100.0

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2017 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2017
Asset Table
Investments, at fair value
Exchange-Traded Funds	$39,102,952	$—	$—	$39,102,952
Mutual Funds	206,256,375	—	—	206,256,375
Total Investments, at fair value	$245,359,327	$—	$—	$245,359,327
Other Financial Instruments+
Futures	121,083	—	—	121,083
Total Assets	$245,480,410	$—	$—	$245,480,410
Liabilities Table
Other Financial Instruments+
Futures	$(128,924)	$—	$—	$(128,924)
Total Liabilities	$(128,924)	$—	$—	$(128,924)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

See Accompanying Notes to Financial Statements
58

PORTFOLIO OF INVESTMENTS
Voya Index Solution 2020 Portfolio	as of December 31, 2017 (continued)

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the year ended December 31, 2017, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/2016	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/17	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Index Portfolio Class P2	$—	$8,561,068	$(1,014,192)	$1,038,596	$8,585,472	$65,293.00	$119,588	$—
Voya International Index Portfolio - Class I	11,606,868	6,029,411	(17,487,765)	(148,514)	—	—	173,766	—
Voya International Index Portfolio Class P2	—	26,553,520	(2,796,152)	3,138,487	26,895,855	426,857	575,792	—
Voya Russell Mid Cap Index Portfolio Class P2	—	7,505,929	(689,926)	488,526	7,304,529	71,015	60,749	325,437
Voya Russell Small Cap Index Portfolio Class P2	—	7,569,172	(713,827)	424,514	7,279,859	51,570	121,897	330,130
Voya Russell™ Mid Cap Index Portfolio - Class I	4,088,701	2,109,889	(6,055,943)	(142,647)	—	—	177,620	—
Voya Russell™ Small Cap Index Portfolio - Class I	2,067,165	2,548,707	(4,437,440)	(178,432)	—	—	10,786	—
Voya U.S. Bond Index Portfolio - Class I	35,191,642	25,092,532	(61,108,834)	824,660	—	343,959	(179,899)	—
Voya U.S. Bond Index Portfolio Class P2	—	105,778,760	(9,818,510)	(200,771)	95,759,479	1,282,667	(258,626)	168,348
Voya U.S. Stock Index Portfolio - Class I	31,334,504	18,896,099	(49,961,899)	(268,704)	—	—	530,291	—
Voya U.S. Stock Index Portfolio Class P2	—	72,345,000	(19,039,665)	3,532,133	56,837,468	958,550	2,141,349	2,368,627
	$84,288,880	$282,990,087	$(173,124,153)	$8,507,848	$202,662,662	$3,199,911	$3,473,313	$3,192,542

The financial statements for the above mutual fund[s] can be found at www.sec.gov.
At December 31, 2017, the following futures contracts were outstanding for Voya Index Solution 2020 Portfolio:
Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
Tokyo Price Index (TOPIX)	43	03/08/18	$6,934,191	$121,083
			$6,934,191	$121,083
Short Contracts
Mini MSCI EAFE Index	(48)	03/16/18	(4,909,200)	(91,472)
S&P 500 E-Mini	(18)	03/16/18	(2,408,400)	(37,452)
			$(7,317,600)	$(128,924)
A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2017 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets — Unrealized appreciation*	$121,083
Total Asset Derivatives		$121,083
Liability Derivatives
Equity contracts	Net Assets — Unrealized depreciation*	$128,924
Total Liability Derivatives		$128,924

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

See Accompanying Notes to Financial Statements
59

PORTFOLIO OF INVESTMENTS
Voya Index Solution 2020 Portfolio	as of December 31, 2017 (continued)

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2017 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$74,944
Total	$74,944

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(7,841)
Total	$(7,841)

At December 31, 2017, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at period end were:
Cost for federal income tax purposes was $236,622,100.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$9,697,807
Gross Unrealized Depreciation	(884,099)
Net Unrealized Appreciation	$8,813,708

See Accompanying Notes to Financial Statements
60

PORTFOLIO OF INVESTMENTS
Voya Index Solution 2025 Portfolio	as of December 31, 2017

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 15.9%
200,900	iShares 1-3 Year Treasury Bond ETF	$16,845,465	2.0
66,483	iShares Barclays 20+ Year Treasury Bond Fund	8,434,033	1.0
193,691	iShares MSCI EMU Index Fund	8,402,316	1.0
124,465	iShares Russell 1000 Growth Index Fund	16,762,946	2.0
67,490	iShares Russell 1000 Value Index Fund	8,391,707	1.0
1,828,998	PowerShares Senior Loan Portfolio	42,140,114	4.9
459,395	SPDR Bloomberg Barclays High Yield Bond ETF	16,868,984	2.0
207,816	SPDR Dow Jones International Real Estate	8,414,470	1.0
101,515	Vanguard REIT	8,423,715	1.0
	Total Exchange-Traded Funds (Cost $133,174,744)	134,683,750	15.9
MUTUAL FUNDS: 83.8%
	Affiliated Investment Companies: 82.4%
3,285,477	Voya Emerging Markets Index Portfolio Class P2	42,316,947	5.0
10,977,641	Voya International Index Portfolio Class P2	118,119,420	13.9
Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
	Affiliated Investment Companies (continued)
2,317,865	Voya Russell Mid Cap Index Portfolio Class P2	$37,804,383	4.4
1,599,881	Voya Russell Small Cap Index Portfolio Class P2	25,118,136	3.0
21,615,068	Voya U.S. Bond Index Portfolio Class P2	228,903,569	27.0
15,742,324	Voya U.S. Stock Index Portfolio Class P2	247,311,915	29.1
		699,574,370	82.4
	Unaffiliated Investment Companies: 1.4%
2,464,286	Credit Suisse Commodity Return Strategy Fund - Class I	12,370,717	1.4
	Total Mutual Funds (Cost $662,911,830)	711,945,087	83.8
	Total Investments in Securities (Cost $796,086,574)	$846,628,837	99.7
	Assets in Excess of Other Liabilities	2,687,493	0.3
	Net Assets	$849,316,330	100.0

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2017 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2017
Asset Table
Investments, at fair value
Exchange-Traded Funds	$134,683,750	$—	$—	$134,683,750
Mutual Funds	711,945,087	—	—	711,945,087
Total Investments, at fair value	$846,628,837	$—	$—	$846,628,837
Other Financial Instruments+
Futures	430,830	—	—	430,830
Total Assets	$847,059,667	$—	$—	$847,059,667
Liabilities Table
Other Financial Instruments+
Futures	$(459,963)	$—	$—	$(459,963)
Total Liabilities	$(459,963)	$—	$—	$(459,963)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements
61

PORTFOLIO OF INVESTMENTS
Voya Index Solution 2025 Portfolio	as of December 31, 2017 (continued)

+
Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the year ended December 31, 2017, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/2016	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/17	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Index Portfolio - Class I	$17,455,119	$8,055,083	$(25,797,413)	$287,211	$—	$—	$241,909	$—
Voya Emerging Markets Index Portfolio Class P2	—	39,033,878	(3,684,917)	6,967,986	42,316,947	436,191	1,268,565	—
Voya International Index Portfolio - Class I	83,260,465	9,389,716	(95,935,541)	3,285,360	—	—	767,900	—
Voya International Index Portfolio Class P2	—	111,286,180	(7,644,416)	14,477,656	118,119,420	2,264,503	1,266,055	—
Voya Russell Mid Cap Index Portfolio Class P2	—	36,745,534	(2,394,742)	3,453,591	37,804,383	442,403	405,156	2,027,366
Voya Russell Small Cap Index Portfolio Class P2	—	25,294,029	(2,387,524)	2,211,631	25,118,136	217,344	(187,583)	1,391,338
Voya Russell™ Mid Cap Index Portfolio - Class I	40,955,269	4,973,804	(45,950,556)	21,483	—	—	(18,166)	—
Voya Russell™ Small Cap Index Portfolio - Class I	17,773,004	2,494,443	(19,732,024)	(535,423)	—	—	(13,783)	—
Voya U.S. Bond Index Portfolio - Class I	133,969,556	31,091,430	(167,824,034)	2,763,048	—	1,116,987	(144,314)	—
Voya U.S. Bond Index Portfolio Class P2	—	243,905,737	(13,253,342)	(1,748,826)	228,903,569	3,223,639	(260,920)	448,217
Voya U.S. Stock Index Portfolio - Class I	184,081,327	43,152,499	(230,245,635)	3,011,809	—	—	(386,985)	—
Voya U.S. Stock Index Portfolio Class P2	—	283,489,814	(60,445,844)	24,267,945	247,311,915	4,180,524	1,560,066	11,436,536
	$477,494,740	$838,912,147	$(675,295,988)	$58,463,471	$699,574,370	$11,881,591	$4,497,900	$15,303,457

The financial statements for the above mutual fund[s] can be found at www.sec.gov.
At December 31, 2017, the following futures contracts were outstanding for Voya Index Solution 2025 Portfolio:
Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
Tokyo Price Index (TOPIX)	153	03/08/18	$24,672,820	$430,830
			$24,672,820	$430,830
Short Contracts
Mini MSCI EAFE Index	(165)	03/16/18	(16,875,375)	(323,181)
S&P 500 E-Mini	(63)	03/16/18	(8,429,400)	(136,782)
			$(25,304,775)	$(459,963)
A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2017 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets — Unrealized appreciation*	$430,830
Total Asset Derivatives		$430,830
Liability Derivatives
Equity contracts	Net Assets — Unrealized depreciation*	$459,963
Total Liability Derivatives		$459,963

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

See Accompanying Notes to Financial Statements
62

PORTFOLIO OF INVESTMENTS
Voya Index Solution 2025 Portfolio	as of December 31, 2017 (continued)

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2017 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$59,410
Total	$59,410

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(29,133)
Total	$(29,133)

At December 31, 2017, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at period end were:
Cost for federal income tax purposes was $803,632,921.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$54,802,394
Gross Unrealized Depreciation	(11,535,586)
Net Unrealized Appreciation	$43,266,808

See Accompanying Notes to Financial Statements
63

PORTFOLIO OF INVESTMENTS
Voya Index Solution 2030 Portfolio	as of December 31, 2017

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 14.8%
24,018	iShares Barclays 20+ Year Treasury Bond Fund	$3,046,923	1.0
69,975	iShares MSCI EMU Index Fund	3,035,515	1.0
44,966	iShares Russell 1000 Growth Index Fund	6,056,021	1.9
24,382	iShares Russell 1000 Value Index Fund	3,031,658	1.0
660,764	PowerShares Senior Loan Portfolio	15,224,003	4.9
165,966	SPDR Bloomberg Barclays High Yield Bond ETF	6,094,272	2.0
112,617	SPDR Dow Jones International Real Estate	4,559,862	1.5
55,012	Vanguard REIT	4,564,896	1.5
	Total Exchange-Traded Funds (Cost $44,662,618)	45,613,150	14.8
MUTUAL FUNDS: 84.8%
	Affiliated Investment Companies: 83.3%
1,425,016	Voya Emerging Markets Index Portfolio Class P2	18,354,203	6.0
4,818,503	Voya International Index Portfolio Class P2	51,847,097	16.9
Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
	Affiliated Investment Companies (continued)
930,901	Voya Russell Mid Cap Index Portfolio Class P2	$15,182,994	4.9
771,066	Voya Russell Small Cap Index Portfolio Class P2	12,105,731	3.9
4,343,730	Voya U.S. Bond Index Portfolio Class P2	46,000,102	15.0
7,162,025	Voya U.S. Stock Index Portfolio Class P2	112,515,416	36.6
		256,005,543	83.3
	Unaffiliated Investment Companies: 1.5%
891,766	Credit Suisse Commodity Return Strategy Fund - Class I	4,476,665	1.5
	Total Mutual Funds (Cost $243,144,138)	260,482,208	84.8
	Total Investments in Securities (Cost $287,806,756)	$306,095,358	99.6
	Assets in Excess of Other Liabilities	1,245,373	0.4
	Net Assets	$307,340,731	100.0

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2017 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2017
Asset Table
Investments, at fair value
Exchange-Traded Funds	$45,613,150	$—	$—	$45,613,150
Mutual Funds	260,482,208	—	—	260,482,208
Total Investments, at fair value	$306,095,358	$—	$—	$306,095,358
Other Financial Instruments+
Futures	140,794	—	—	140,794
Total Assets	$306,236,152	$—	$—	$306,236,152
Liabilities Table
Other Financial Instruments+
Futures	$(153,953)	$—	$—	$(153,953)
Total Liabilities	$(153,953)	$—	$—	$(153,953)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

See Accompanying Notes to Financial Statements
64

PORTFOLIO OF INVESTMENTS
Voya Index Solution 2030 Portfolio	as of December 31, 2017 (continued)

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the year ended December 31, 2017, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/2016	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/17	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Index Portfolio - Class I	$3,699,534	$4,185,013	$(8,004,473)	$119,926	$—	$—	$10,082	$—
Voya Emerging Markets Index Portfolio Class P2	—	17,000,856	(1,236,038)	2,589,385	18,354,203	137,850	256,810	—
Voya International Index Portfolio - Class I	15,656,821	12,064,639	(27,528,864)	(192,596)	—	—	109,579	—
Voya International Index Portfolio Class P2	—	49,233,768	(3,091,248)	5,704,577	51,847,097	696,227	660,574	—
Voya Russell Mid Cap Index Portfolio Class P2	—	14,969,653	(704,709)	918,050	15,182,994	123,754	83,055	567,119
Voya Russell Small Cap Index Portfolio Class P2	—	11,994,273	(641,061)	752,519	12,105,731	72,910	115,226	466,735
Voya Russell™ Mid Cap Index Portfolio - Class I	6,964,693	5,065,108	(11,776,686)	(253,115)	—	—	430,339	—
Voya Russell™ Small Cap Index Portfolio - Class I	2,816,149	3,718,823	(6,295,905)	(239,067)	—	—	5,188	—
Voya U.S. Bond Index Portfolio - Class I	14,364,650	15,227,621	(29,878,851)	286,580	—	152,875	(167,146)	—
Voya U.S. Bond Index Portfolio Class P2	—	53,988,627	(7,990,223)	1,698	46,000,102	613,499	(26,879)	81,153
Voya U.S. Stock Index Portfolio - Class I	35,330,313	31,192,886	(66,200,320)	(322,879)	—	—	279,695	—
Voya U.S. Stock Index Portfolio Class P2	—	119,798,501	(14,600,860)	7,317,775	112,515,416	1,841,519	1,625,245	3,837,379
	$78,832,160	$338,439,768	$(177,949,238)	$16,682,853	$256,005,543	$3,638,634	$3,381,768	$4,952,386

The financial statements for the above mutual fund[s] can be found at www.sec.gov.
At December 31, 2017, the following futures contracts were outstanding for Voya Index Solution 2030 Portfolio:
Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
Tokyo Price Index (TOPIX)	50	03/08/18	$8,063,013	$140,794
			$8,063,013	$140,794
Short Contracts
Mini MSCI EAFE Index	(59)	03/16/18	(6,034,225)	(107,745)
S&P 500 E-Mini	(23)	03/16/18	(3,077,400)	(46,208)
			$(9,111,625)	$(153,953)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2017 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets — Unrealized appreciation*	$140,794
Total Asset Derivatives		$140,794
Liability Derivatives
Equity contracts	Net Assets — Unrealized depreciation*	$153,953
Total Liability Derivatives		$153,953

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

See Accompanying Notes to Financial Statements
65

PORTFOLIO OF INVESTMENTS
Voya Index Solution 2030 Portfolio	as of December 31, 2017 (continued)

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2017 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$105,679
Total	$105,679

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(13,159)
Total	$(13,159)

At December 31, 2017, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at period end were:
Cost for federal income tax purposes was $288,091,314.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$18,606,474
Gross Unrealized Depreciation	(517,543)
Net Unrealized Appreciation	$18,088,931

See Accompanying Notes to Financial Statements
66

PORTFOLIO OF INVESTMENTS
Voya Index Solution 2035 Portfolio	as of December 31, 2017

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 13.9%
173,597	iShares MSCI EMU Index Fund	$7,530,638	1.0
111,553	iShares Russell 1000 Growth Index Fund	15,023,958	2.0
60,488	iShares Russell 1000 Value Index Fund	7,521,078	1.0
1,639,259	PowerShares Senior Loan Portfolio	37,768,527	4.9
411,738	SPDR Bloomberg Barclays High Yield Bond ETF	15,119,019	2.0
279,386	SPDR Dow Jones International Real Estate	11,312,339	1.5
136,476	Vanguard REIT	11,324,779	1.5
	Total Exchange-Traded Funds (Cost $104,565,987)	105,600,338	13.9
MUTUAL FUNDS: 85.8%
	Affiliated Investment Companies: 84.3%
4,112,858	Voya Emerging Markets Index Portfolio Class P2	52,973,615	7.0
13,319,512	Voya International Index Portfolio Class P2	143,317,953	18.9
3,224,080	Voya Russell Mid Cap Index Portfolio Class P2	52,584,752	6.9
Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
	Affiliated Investment Companies (continued)
1,907,504	Voya Russell Small Cap Index Portfolio Class P2	$29,947,816	3.9
5,722,982	Voya U.S. Bond Index Portfolio Class P2	60,606,380	8.0
19,161,666	Voya U.S. Stock Index Portfolio Class P2	301,029,780	39.6
		640,460,296	84.3
	Unaffiliated Investment Companies: 1.5%
2,208,584	Credit Suisse Commodity Return Strategy Fund - Class I	11,087,093	1.5
	Total Mutual Funds (Cost $590,524,783)	651,547,389	85.8
	Total Investments in Securities (Cost $695,090,770)	$757,147,727	99.7
	Assets in Excess of Other Liabilities	2,506,026	0.3
	Net Assets	$759,653,753	100.0

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2017 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2017
Asset Table
Investments, at fair value
Exchange-Traded Funds	$105,600,338	$—	$—	$105,600,338
Mutual Funds	651,547,389	—	—	651,547,389
Total Investments, at fair value	$757,147,727	$—	$—	$757,147,727
Other Financial Instruments+
Futures	385,776	—	—	385,776
Total Assets	$757,533,503	$—	$—	$757,533,503
Liabilities Table
Other Financial Instruments+
Futures	$(414,269)	$—	$—	$(414,269)
Total Liabilities	$(414,269)	$—	$—	$(414,269)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

See Accompanying Notes to Financial Statements
67

PORTFOLIO OF INVESTMENTS
Voya Index Solution 2035 Portfolio	as of December 31, 2017 (continued)

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the year ended December 31, 2017, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/2016	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/17	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Index Portfolio - Class I	$19,805,366	$13,145,423	$(33,286,829)	$336,040	$—	$—	$(584)	$—
Voya Emerging Markets Index Portfolio Class P2	—	48,602,386	(4,429,770)	8,800,999	52,973,615	566,814	1,530,688	—
Voya International Index Portfolio - Class I	93,839,912	10,756,148	(108,041,930)	3,445,870	—	—	706,131	—
Voya International Index Portfolio Class P2	—	133,273,086	(7,620,531)	17,665,398	143,317,953	2,663,558	1,313,600	—
Voya Russell Mid Cap Index Portfolio Class P2	—	51,389,239	(3,500,702)	4,696,215	52,584,752	595,259	(234,895)	2,727,849
Voya Russell Small Cap Index Portfolio Class P2	—	29,850,409	(2,326,224)	2,423,631	29,947,816	249,928	(72,126)	1,599,924
Voya Russell™ Mid Cap Index Portfolio - Class I	42,434,246	4,984,879	(47,845,309)	426,184	—	—	(313,582)	—
Voya Russell™ Small Cap Index Portfolio - Class I	20,222,793	2,671,255	(22,260,777)	(633,271)	—	—	51,918	—
Voya U.S. Bond Index Portfolio - Class I	42,671,960	9,241,181	(52,732,962)	819,821	—	357,241	301	—
Voya U.S. Bond Index Portfolio Class P2	—	73,997,267	(12,872,225)	(518,662)	60,606,380	944,556	(25,738)	139,626
Voya U.S. Stock Index Portfolio - Class I	222,144,080	26,302,942	(253,419,822)	4,972,800	—	—	(533,029)	—
Voya U.S. Stock Index Portfolio Class P2	—	303,541,404	(30,935,862)	28,424,238	301,029,780	4,974,794	685,836	12,237,589
	$441,118,357	$707,755,619	$(579,272,943)	$70,859,263	$640,460,296	$10,352,150	$3,108,520	$16,704,988

The financial statements for the above mutual fund[s] can be found at www.sec.gov.
At December 31, 2017, the following futures contracts were outstanding for Voya Index Solution 2035 Portfolio:
Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
Tokyo Price Index (TOPIX)	137	03/08/18	$22,092,656	$385,776
			$22,092,656	$385,776
Short Contracts
Mini MSCI EAFE Index	(148)	03/16/18	(15,136,700)	(290,658)
S&P 500 E-Mini	(56)	03/16/18	(7,492,800)	(123,611)
			$(22,629,500)	$(414,269)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2017 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets — Unrealized appreciation*	$385,776
Total Asset Derivatives		$385,776
Liability Derivatives
Equity contracts	Net Assets — Unrealized depreciation*	$414,269
Total Liability Derivatives		$414,269

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

See Accompanying Notes to Financial Statements
68

PORTFOLIO OF INVESTMENTS
Voya Index Solution 2035 Portfolio	as of December 31, 2017 (continued)

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2017 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$74,179
Total	$74,179

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(28,493)
Total	$(28,493)

At December 31, 2017, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at period end were:
Cost for federal income tax purposes was $700,730,678.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$64,887,959
Gross Unrealized Depreciation	(8,230,753)
Net Unrealized Appreciation	$56,657,206

See Accompanying Notes to Financial Statements
69

PORTFOLIO OF INVESTMENTS
Voya Index Solution 2040 Portfolio	as of December 31, 2017

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 11.8%
43,837	iShares MSCI EMU Index Fund	$1,901,649	1.0
28,169	iShares Russell 1000 Growth Index Fund	3,793,801	1.9
15,274	iShares Russell 1000 Value Index Fund	1,899,169	1.0
248,366	PowerShares Senior Loan Portfolio	5,722,353	2.9
103,971	SPDR Bloomberg Barclays High Yield Bond ETF	3,817,815	2.0
70,550	SPDR Dow Jones International Real Estate	2,856,569	1.5
34,463	Vanguard REIT	2,859,740	1.5
	Total Exchange-Traded Funds (Cost $22,316,139)	22,851,096	11.8
MUTUAL FUNDS: 87.8%
	Affiliated Investment Companies: 86.4%
1,121,044	Voya Emerging Markets Index Portfolio Class P2	14,439,043	7.5
3,568,817	Voya International Index Portfolio Class P2	38,400,476	19.9
937,410	Voya Russell Mid Cap Index Portfolio Class P2	15,289,150	7.9
Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
	Affiliated Investment Companies (continued)
606,616	Voya Russell Small Cap Index Portfolio Class P2	$9,523,870	4.9
916,826	Voya U.S. Bond Index Portfolio Class P2	9,709,186	5.0
5,065,959	Voya U.S. Stock Index Portfolio Class P2	79,586,220	41.2
		166,947,945	86.4
	Unaffiliated Investment Companies: 1.4%
558,505	Credit Suisse Commodity Return Strategy Fund - Class I	2,803,696	1.4
	Total Mutual Funds (Cost $156,403,486)	169,751,641	87.8
	Total Investments in Securities (Cost $178,719,625)	$192,602,737	99.6
	Assets in Excess of Other Liabilities	710,509	0.4
	Net Assets	$193,313,246	100.0

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2017 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2017
Asset Table
Investments, at fair value
Exchange-Traded Funds	$22,851,096	$—	$—	$22,851,096
Mutual Funds	169,751,641	—	—	169,751,641
Total Investments, at fair value	$192,602,737	$—	$—	$192,602,737
Other Financial Instruments+
Futures	90,108	—	—	90,108
Total Assets	$192,692,845	$—	$—	$192,692,845
Liabilities Table
Other Financial Instruments+
Futures	$(97,738)	$—	$—	$(97,738)
Total Liabilities	$(97,738)	$—	$—	$(97,738)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

See Accompanying Notes to Financial Statements
70

PORTFOLIO OF INVESTMENTS
Voya Index Solution 2040 Portfolio	as of December 31, 2017 (continued)

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the year ended December 31, 2017, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/2016	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/17	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Index Portfolio - Class I	$2,947,296	$3,046,145	$(6,085,673)	$92,232	$—	$—	$7,990	$—
Voya Emerging Markets Index Portfolio Class P2	—	13,354,580	(905,909)	1,990,372	14,439,043	105,144	190,192	—
Voya International Index Portfolio - Class I	11,737,244	7,115,434	(18,700,241)	(152,437)	—	—	81,432	—
Voya International Index Portfolio Class P2	—	35,896,018	(1,709,779)	4,214,237	38,400,476	480,523	368,108	—
Voya Russell Mid Cap Index Portfolio Class P2	—	14,726,520	(550,178)	1,112,808	15,289,150	116,417	59,687	533,497
Voya Russell Small Cap Index Portfolio Class P2	—	9,281,275	(395,386)	637,981	9,523,870	53,442	81,874	342,110
Voya Russell™ Mid Cap Index Portfolio - Class I	5,037,983	2,900,593	(7,754,458)	(184,118)	—	—	68,824	—
Voya Russell™ Small Cap Index Portfolio - Class I	2,397,710	2,383,237	(4,573,769)	(207,178)	—	—	6,560	—
Voya U.S. Bond Index Portfolio - Class I	4,530,470	3,264,104	(7,896,735)	102,161	—	44,631	(83,270)	—
Voya U.S. Bond Index Portfolio Class P2	—	13,185,664	(3,454,413)	(22,065)	9,709,186	129,234	38,594	16,367
Voya U.S. Stock Index Portfolio - Class I	28,193,733	17,596,460	(45,404,288)	(385,905)	—	—	459,639	—
Voya U.S. Stock Index Portfolio Class P2	—	82,774,561	(8,560,463)	5,372,122	79,586,220	1,277,742	1,041,012	2,561,555
	$54,844,436	$205,524,591	$(105,991,292)	$12,570,210	$166,947,945	$2,207,133	$2,320,642	$3,453,529

The financial statements for the above mutual fund[s] can be found at www.sec.gov.
At December 31, 2017, the following futures contracts were outstanding for Voya Index Solution 2040 Portfolio:
Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
Tokyo Price Index (TOPIX)	32	03/08/18	$5,160,328	$90,108
			$5,160,328	$90,108
Short Contracts
Mini MSCI EAFE Index	(37)	03/16/18	(3,784,175)	(69,116)
S&P 500 E-Mini	(14)	03/16/18	(1,873,200)	(28,622)
			$(5,657,375)	$(97,738)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2017 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets — Unrealized appreciation*	$90,108
Total Asset Derivatives		$90,108
Liability Derivatives
Equity contracts	Net Assets — Unrealized depreciation*	$97,738
Total Liability Derivatives		$97,738

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

See Accompanying Notes to Financial Statements
71

PORTFOLIO OF INVESTMENTS
Voya Index Solution 2040 Portfolio	as of December 31, 2017 (continued)

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2017 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$73,387
Total	$73,387

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(7,630)
Total	$(7,630)

At December 31, 2017, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at period end were:
Cost for federal income tax purposes was $178,768,704.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$14,098,698
Gross Unrealized Depreciation	(209,544)
Net Unrealized Appreciation	$13,889,154

See Accompanying Notes to Financial Statements
72

PORTFOLIO OF INVESTMENTS
Voya Index Solution 2045 Portfolio	as of December 31, 2017

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 8.7%
116,666	iShares MSCI EMU Index Fund	$5,060,971	1.0
74,970	iShares Russell 1000 Growth Index Fund	10,096,960	2.0
40,651	iShares Russell 1000 Value Index Fund	5,054,545	1.0
385,583	PowerShares Senior Loan Portfolio	8,883,832	1.7
187,761	SPDR Dow Jones International Real Estate	7,602,443	1.5
91,719	Vanguard REIT	7,610,843	1.5
	Total Exchange-Traded Funds (Cost $43,044,295)	44,309,594	8.7
MUTUAL FUNDS: 91.0%
	Affiliated Investment Companies: 89.6%
3,165,874	Voya Emerging Markets Index Portfolio Class P2	40,776,461	8.0
9,917,209	Voya International Index Portfolio Class P2	106,709,170	20.9
3,102,321	Voya Russell Mid Cap Index Portfolio Class P2	50,598,850	9.9
Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
	Affiliated Investment Companies (continued)
1,606,075	Voya Russell Small Cap Index Portfolio Class P2	$25,215,382	4.9
2,049,224	Voya U.S. Bond Index Portfolio Class P2	21,701,278	4.2
13,563,990	Voya U.S. Stock Index Portfolio Class P2	213,090,287	41.7
		458,091,428	89.6
	Unaffiliated Investment Companies: 1.4%
1,484,603	Credit Suisse Commodity Return Strategy Fund - Class I	7,452,709	1.4
	Total Mutual Funds (Cost $420,334,272)	465,544,137	91.0
	Total Investments in Securities (Cost $463,378,567)	$509,853,731	99.7
	Assets in Excess of Other Liabilities	1,449,278	0.3
	Net Assets	$511,303,009	100.0

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2017 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2017
Asset Table
Investments, at fair value
Exchange-Traded Funds	$44,309,594	$—	$—	$44,309,594
Mutual Funds	465,544,137	—	—	465,544,137
Total Investments, at fair value	$509,853,731	$—	$—	$509,853,731
Other Financial Instruments+
Futures	256,245	—	—	256,245
Total Assets	$510,109,976	$—	$—	$510,109,976
Liabilities Table
Other Financial Instruments+
Futures	$(274,696)	$—	$—	$(274,696)
Total Liabilities	$(274,696)	$—	$—	$(274,696)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

See Accompanying Notes to Financial Statements
73

PORTFOLIO OF INVESTMENTS
Voya Index Solution 2045 Portfolio	as of December 31, 2017 (continued)

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the year ended December 31, 2017, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/2016	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/17	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Index Portfolio - Class I	$19,513,108	$5,725,903	$(25,883,931)	$644,920	$—	$—	$(100,119)	$—
Voya Emerging Markets Index Portfolio Class P2	—	36,644,030	(3,520,418)	7,652,849	40,776,461	435,212	521,241	—
Voya International Index Portfolio - Class I	68,171,632	8,692,752	(79,897,391)	3,033,007	—	—	340,092	—
Voya International Index Portfolio Class P2	—	98,372,998	(4,466,137)	12,802,309	106,709,170	1,937,551	688,022	—
Voya Russell Mid Cap Index Portfolio Class P2	—	49,606,915	(2,461,148)	3,453,083	50,598,850	559,373	(70,357)	2,563,399
Voya Russell Small Cap Index Portfolio Class P2	—	25,038,330	(1,639,802)	1,816,854	25,215,382	205,400	(125,328)	1,314,879
Voya Russell™ Mid Cap Index Portfolio - Class I	31,086,931	6,228,359	(37,751,219)	435,929	—	—	(26,460)	—
Voya Russell™ Small Cap Index Portfolio - Class I	13,254,869	5,722,133	(18,638,085)	(338,917)	—	—	(10,572)	—
Voya U.S. Bond Index Portfolio - Class I	8,366,934	8,900,078	(17,498,590)	231,578	—	70,333	(32,056)	—
Voya U.S. Bond Index Portfolio Class P2	—	23,175,351	(1,320,331)	(153,742)	21,701,278	322,157	(20,032)	46,248
Voya U.S. Stock Index Portfolio - Class I	158,745,353	20,880,822	(182,769,914)	3,143,739	—	—	(659,148)	—
Voya U.S. Stock Index Portfolio Class P2	—	212,625,506	(19,449,514)	19,914,295	213,090,287	3,499,798	1,142,545	8,558,322
	$299,138,827	$501,613,177	$(395,296,480)	$52,635,904	$458,091,428	$7,029,824	$1,647,828	$12,482,848

The financial statements for the above mutual fund[s] can be found at www.sec.gov.
At December 31, 2017, the following futures contracts were outstanding for Voya Index Solution 2045 Portfolio:
Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
Tokyo Price Index (TOPIX)	91	03/08/18	$14,674,684	$256,245
			$14,674,684	$256,245
Short Contracts
Mini MSCI EAFE Index	(99)	03/16/18	(10,125,225)	(193,097)
S&P 500 E-Mini	(38)	03/16/18	(5,084,400)	(81,599)
			$(15,209,625)	$(274,696)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2017 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets — Unrealized appreciation*	$256,245
Total Asset Derivatives		$256,245
Liability Derivatives
Equity contracts	Net Assets — Unrealized depreciation*	$274,696
Total Liability Derivatives		$274,696

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

See Accompanying Notes to Financial Statements
74

PORTFOLIO OF INVESTMENTS
Voya Index Solution 2045 Portfolio	as of December 31, 2017 (continued)

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2017 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$59,469
Total	$59,469

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(18,451)
Total	$(18,451)

At December 31, 2017, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at period end were:
Cost for federal income tax purposes was $467,149,628.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$47,541,842
Gross Unrealized Depreciation	(4,677,744)
Net Unrealized Appreciation	$42,864,098

See Accompanying Notes to Financial Statements
75

PORTFOLIO OF INVESTMENTS
Voya Index Solution 2050 Portfolio	as of December 31, 2017

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 7.3%
3,949	iShares Barclays 20+ Year Treasury Bond Fund	$500,970	0.4
26,602	iShares MSCI EMU Index Fund	1,153,995	1.0
17,095	iShares Russell 1000 Growth Index Fund	2,302,354	1.9
9,269	iShares Russell 1000 Value Index Fund	1,152,507	1.0
42,814	SPDR Dow Jones International Real Estate	1,733,539	1.5
20,914	Vanguard REIT	1,735,444	1.5
	Total Exchange-Traded Funds (Cost $8,206,930)	8,578,809	7.3
MUTUAL FUNDS: 92.2%
	Affiliated Investment Companies: 90.8%
772,570	Voya Emerging Markets Index Portfolio Class P2	9,950,698	8.4
2,387,340	Voya International Index Portfolio Class P2	25,687,783	21.7
783,790	Voya Russell Mid Cap Index Portfolio Class P2	12,783,611	10.8
Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
	Affiliated Investment Companies (continued)
368,881	Voya Russell Small Cap Index Portfolio Class P2	$5,791,427	4.9
442,469	Voya U.S. Bond Index Portfolio Class P2	4,685,742	4.0
3,081,635	Voya U.S. Stock Index Portfolio Class P2	48,412,480	41.0
		107,311,741	90.8
	Unaffiliated Investment Companies: 1.4%
338,713	Credit Suisse Commodity Return Strategy Fund - Class I	1,700,340	1.4
	Total Mutual Funds (Cost $100,891,375)	109,012,081	92.2
	Total Investments in Securities (Cost $109,098,305)	$117,590,890	99.5
	Assets in Excess of Other Liabilities	609,990	0.5
	Net Assets	$118,200,880	100.0

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2017 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2017
Asset Table
Investments, at fair value
Exchange-Traded Funds	$8,578,809	$—	$—	$8,578,809
Mutual Funds	109,012,081	—	—	109,012,081
Total Investments, at fair value	$117,590,890	$—	$—	$117,590,890
Other Financial Instruments+
Futures	50,686	—	—	50,686
Total Assets	$117,641,576	$—	$—	$117,641,576
Liabilities Table
Other Financial Instruments+
Futures	$(58,248)	$—	$—	$(58,248)
Total Liabilities	$(58,248)	$—	$—	$(58,248)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

See Accompanying Notes to Financial Statements
76

PORTFOLIO OF INVESTMENTS
Voya Index Solution 2050 Portfolio	as of December 31, 2017 (continued)

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the year ended December 31, 2017, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/2016	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/17	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Index Portfolio - Class I	$1,781,949	$2,080,810	$(3,901,679)	$38,920	$—	$—	$8,305	$—
Voya Emerging Markets Index Portfolio Class P2	—	9,222,866	(589,717)	1,317,549	9,950,698	68,045	140,736	—
Voya International Index Portfolio - Class I	6,214,851	5,309,730	(11,440,259)	(84,322)	—	—	39,969	—
Voya International Index Portfolio Class P2	—	24,247,932	(1,167,607)	2,607,458	25,687,783	296,482	239,774	—
Voya Russell Mid Cap Index Portfolio Class P2	—	12,378,301	(469,891)	875,201	12,783,611	89,569	65,707	410,463
Voya Russell Small Cap Index Portfolio Class P2	—	5,673,232	(247,268)	365,463	5,791,427	29,826	50,641	190,934
Voya Russell™ Mid Cap Index Portfolio - Class I	3,132,802	2,658,661	(5,687,086)	(104,377)	—	—	(742)	—
Voya Russell™ Small Cap Index Portfolio - Class I	1,206,593	1,458,603	(2,563,680)	(101,516)	—	—	1,313	—
Voya U.S. Bond Index Portfolio - Class I	788,331	1,884,654	(2,681,038)	8,053	—	9,012	(9,032)	—
Voya U.S. Bond Index Portfolio Class P2	—	4,767,222	(81,108)	(372)	4,685,742	57,262	356	7,174
Voya U.S. Stock Index Portfolio - Class I	14,209,282	11,753,236	(25,778,492)	(184,026)	—	—	292,108	—
Voya U.S. Stock Index Portfolio Class P2	—	50,919,734	(5,438,722)	2,931,468	48,412,480	773,468	702,134	1,455,253
	$27,333,808	$132,354,981	$(60,046,547)	$7,669,499	$107,311,741	$1,323,664	$1,531,269	$2,063,824

The financial statements for the above mutual fund[s] can be found at www.sec.gov.
At December 31, 2017, the following futures contracts were outstanding for Voya Index Solution 2050 Portfolio:
Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
Tokyo Price Index (TOPIX)	18	03/08/18	$2,902,685	$50,686
			$2,902,685	$50,686
Short Contracts
Mini MSCI EAFE Index	(23)	03/16/18	(2,352,325)	(40,662)
S&P 500 E-Mini	(9)	03/16/18	(1,204,200)	(17,586)
			$(3,556,525)	$(58,248)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2017 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets — Unrealized appreciation*	$50,686
Total Asset Derivatives		$50,686
Liability Derivatives
Equity contracts	Net Assets — Unrealized depreciation*	$58,248
Total Liability Derivatives		$58,248

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

See Accompanying Notes to Financial Statements
77

PORTFOLIO OF INVESTMENTS
Voya Index Solution 2050 Portfolio	as of December 31, 2017 (continued)

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2017 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$42,679
Total	$42,679

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(7,562)
Total	$(7,562)

At December 31, 2017, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at period end were:
Cost for federal income tax purposes was $109,124,990.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$8,558,282
Gross Unrealized Depreciation	(64,647)
Net Unrealized Appreciation	$8,493,635

See Accompanying Notes to Financial Statements
78

PORTFOLIO OF INVESTMENTS
Voya Index Solution 2055 Portfolio	as of December 31, 2017

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 6.9%
41,119	iShares MSCI EMU Index Fund	$1,783,742	1.0
26,423	iShares Russell 1000 Growth Index Fund	3,558,650	1.9
14,328	iShares Russell 1000 Value Index Fund	1,781,543	1.0
66,177	SPDR Dow Jones International Real Estate	2,679,507	1.5
32,327	Vanguard REIT	2,682,494	1.5
	Total Exchange-Traded Funds (Cost $11,951,103)	12,485,936	6.9
MUTUAL FUNDS: 92.9%
	Affiliated Investment Companies: 91.4%
1,187,761	Voya Emerging Markets Index Portfolio Class P2	15,298,359	8.5
3,669,027	Voya International Index Portfolio Class P2	39,478,725	21.9
1,205,001	Voya Russell Mid Cap Index Portfolio Class P2	19,653,564	10.9
Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
	Affiliated Investment Companies (continued)
567,119	Voya Russell Small Cap Index Portfolio Class P2	$8,903,767	4.9
680,284	Voya U.S. Bond Index Portfolio Class P2	7,204,204	4.0
4,733,249	Voya U.S. Stock Index Portfolio Class P2	74,359,340	41.2
		164,897,959	91.4
	Unaffiliated Investment Companies: 1.5%
523,438	Credit Suisse Commodity Return Strategy Fund - Class I	2,627,658	1.5
	Total Mutual Funds (Cost $150,587,792)	167,525,617	92.9
	Total Investments in Securities (Cost $162,538,895)	$180,011,553	99.8
	Assets in Excess of Other Liabilities	443,441	0.2
	Net Assets	$180,454,994	100.0

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2017 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2017
Asset Table
Investments, at fair value
Exchange-Traded Funds	$12,485,936	$—	$—	$12,485,936
Mutual Funds	167,525,617	—	—	167,525,617
Total Investments, at fair value	$180,011,553	$—	$—	$180,011,553
Other Financial Instruments+
Futures	90,108	—	—	90,108
Total Assets	$180,101,661	$—	$—	$180,101,661
Liabilities Table
Other Financial Instruments+
Futures	$(95,774)	$—	$—	$(95,774)
Total Liabilities	$(95,774)	$—	$—	$(95,774)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

See Accompanying Notes to Financial Statements
79

PORTFOLIO OF INVESTMENTS
Voya Index Solution 2055 Portfolio	as of December 31, 2017 (continued)

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the year ended December 31, 2017, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/2016	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/17	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Index Portfolio - Class I	$6,006,209	$2,849,204	$(8,898,176)	$42,763	$—	$—	$(3,451)	$—
Voya Emerging Markets Index Portfolio Class P2	—	13,677,432	(1,078,600)	2,699,527	15,298,359	153,501	289,844	—
Voya International Index Portfolio - Class I	22,554,999	4,357,004	(28,001,950)	1,089,947	—	—	(77,264)	—
Voya International Index Portfolio Class P2	—	36,394,567	(1,835,028)	4,919,186	39,478,725	668,037	10,244	—
Voya Russell Mid Cap Index Portfolio Class P2	—	19,162,871	(997,935)	1,488,628	19,653,564	202,391	(113,225)	927,484
Voya Russell Small Cap Index Portfolio Class P2	—	8,750,726	(519,288)	672,329	8,903,767	67,543	(11,370)	432,380
Voya Russell™ Mid Cap Index Portfolio - Class I	10,598,114	2,789,268	(13,494,524)	107,142	—	—	(45,800)	—
Voya Russell™ Small Cap Index Portfolio - Class I	4,088,734	2,103,966	(6,010,240)	(182,460)	—	—	(5,985)	—
Voya U.S. Bond Index Portfolio - Class I	2,519,256	2,582,025	(5,169,579)	68,298	—	22,393	(2,638)	—
Voya U.S. Bond Index Portfolio Class P2	—	7,418,993	(157,019)	(57,770)	7,204,204	102,117	(1,815)	14,202
Voya U.S. Stock Index Portfolio - Class I	48,481,391	9,723,250	(58,457,185)	252,544	—	—	136,754	—
Voya U.S. Stock Index Portfolio Class P2	—	74,417,163	(7,347,258)	7,289,435	74,359,340	1,213,681	79,185	2,857,152
	$94,248,703	$184,226,469	$(131,966,782)	$18,389,569	$164,897,959	$2,429,663	$254,479	$4,231,218

The financial statements for the above mutual fund[s] can be found at www.sec.gov.
At December 31, 2017, the following futures contracts were outstanding for Voya Index Solution 2055 Portfolio:
Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
Tokyo Price Index (TOPIX)	32	03/08/18	$5,160,328	$90,108
			$5,160,328	$90,108
Short Contracts
Mini MSCI EAFE Index	(35)	03/16/18	(3,579,625)	(67,079)
S&P 500 E-Mini	(13)	03/16/18	(1,739,400)	(28,695)
			$(5,319,025)	$(95,774)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2017 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets — Unrealized appreciation*	$90,108
Total Asset Derivatives		$90,108
Liability Derivatives
Equity contracts	Net Assets — Unrealized depreciation*	$95,774
Total Liability Derivatives		$95,774

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

See Accompanying Notes to Financial Statements
80

PORTFOLIO OF INVESTMENTS
Voya Index Solution 2055 Portfolio	as of December 31, 2017 (continued)

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2017 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$28,121
Total	$28,121

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(5,666)
Total	$(5,666)

At December 31, 2017, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at period end were:
Cost for federal income tax purposes was $165,022,316.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$17,727,369
Gross Unrealized Depreciation	(2,681,047)
Net Unrealized Appreciation	$15,046,322

See Accompanying Notes to Financial Statements
81

PORTFOLIO OF INVESTMENTS
Voya Index Solution 2060 Portfolio	as of December 31, 2017

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 9.8%
5,545	iShares MSCI EMU Index Fund	$240,542	1.0
3,563	iShares Russell 1000 Growth Index Fund	479,865	1.9
1,932	iShares Russell 1000 Value Index Fund	240,225	1.0
8,925	SPDR Dow Jones International Real Estate	361,373	1.5
4,360	Vanguard REIT	361,793	1.5
12,203	WisdomTree Japan Hedged Equity Fund	724,004	2.9
	Total Exchange-Traded Funds (Cost $2,287,069)	2,407,802	9.8
MUTUAL FUNDS: 90.0%
	Affiliated Investment Companies: 88.6%
161,263	Voya Emerging Markets Index Portfolio Class P2	2,077,070	8.5
453,961	Voya International Index Portfolio Class P2	4,884,624	20.0
163,640	Voya Russell Mid Cap Index Portfolio Class P2	2,668,962	10.9
Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
	Affiliated Investment Companies (continued)
77,015	Voya Russell Small Cap Index Portfolio Class P2	$1,209,131	4.9
92,378	Voya U.S. Bond Index Portfolio Class P2	978,288	4.0
627,838	Voya U.S. Stock Index Portfolio Class P2	9,863,342	40.3
		21,681,417	88.6
	Unaffiliated Investment Companies: 1.4%
70,681	Credit Suisse Commodity Return Strategy Fund - Class I	354,821	1.4
	Total Mutual Funds (Cost $20,700,643)	22,036,238	90.0
	Total Investments in Securities (Cost $22,987,712)	$24,444,040	99.8
	Assets in Excess of Other Liabilities	39,474	0.2
	Net Assets	$24,483,514	100.0

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2017 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2017
Asset Table
Investments, at fair value
Exchange-Traded Funds	$2,407,802	$—	$—	$2,407,802
Mutual Funds	22,036,238	—	—	22,036,238
Total Investments, at fair value	$24,444,040	$—	$—	$24,444,040

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.
See Accompanying Notes to Financial Statements
82

PORTFOLIO OF INVESTMENTS
Voya Index Solution 2060 Portfolio	as of December 31, 2017 (continued)

The following table provides transactions during the year ended December 31, 2017, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/2016	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/17	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Index Portfolio - Class I	$353,873	$457,680	$(817,384)	$5,831	$—	$—	$5,359	$—
Voya Emerging Markets Index Portfolio Class P2	—	2,153,686	(286,405)	209,789	2,077,070	13,608	64,742	—
Voya International Index Portfolio - Class I	1,305,771	1,192,548	(2,482,817)	(15,502)	—	—	23,859	—
Voya International Index Portfolio Class P2	—	5,632,075	(1,112,790)	365,339	4,884,624	59,201	199,898	—
Voya Russell Mid Cap Index Portfolio Class P2	—	2,784,765	(281,347)	165,544	2,668,962	17,882	26,925	81,947
Voya Russell Small Cap Index Portfolio Class P2	—	1,277,260	(135,961)	67,832	1,209,131	5,955	16,121	38,118
Voya Russell™ Mid Cap Index Portfolio - Class I	616,838	600,631	(1,202,819)	(14,650)	—	—	1,404	—
Voya Russell™ Small Cap Index Portfolio - Class I	236,386	318,838	(538,742)	(16,482)	—	—	2,518	—
Voya U.S. Bond Index Portfolio - Class I	154,501	335,683	(492,022)	1,838	—	1,717	(1,615)	—
Voya U.S. Bond Index Portfolio Class P2	—	1,069,771	(89,641)	(1,842)	978,288	11,858	654	1,499
Voya U.S. Stock Index Portfolio - Class I	2,635,135	2,652,058	(5,280,572)	(6,621)	—	—	67,922	—
Voya U.S. Stock Index Portfolio Class P2	—	11,180,183	(1,840,384)	523,543	9,863,342	157,079	170,160	302,280
	$5,302,504	$29,655,178	$(14,560,884)	$1,284,619	$21,681,417	$267,300	$577,947	$423,844

The financial statements for the above mutual fund[s] can be found at www.sec.gov.
At December 31, 2017, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at period end were:
Cost for federal income tax purposes was $22,992,512.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$1,459,382
Gross Unrealized Depreciation	(7,854)
Net Unrealized Appreciation	$1,451,528

See Accompanying Notes to Financial Statements
83

TAX INFORMATION (Unaudited)

Dividends and distributions paid during the year ended December 31, 2017 were as follows:
Portfolio Name	Type	Per Share Amount
Voya Index Solution Income Portfolio
Class ADV	NII	$0.1611
Class I	NII	$0.2170
Class S	NII	$0.1888
Class S2	NII	$0.1753
Class Z	NII	$0.2170
All Classes	LTCG	$0.0473
Voya Index Solution 2020 Portfolio
Class ADV	NII	$0.0551
Class I	NII	$0.0913
Class S	NII	$0.0755
Class S2	NII	$0.0723
Class Z	NII	$0.0913
All Classes	STCG	$0.0439
All Classes	LTCG	$0.0602
Voya Index Solution 2025 Portfolio
Class ADV	NII	$0.1362
Class I	NII	$0.1896
Class S	NII	$0.1623
Class S2	NII	$0.1490
Class Z	NII	$0.1896
All Classes	LTCG	$0.2133
Voya Index Solution 2030 Portfolio
Class ADV	NII	$0.0455
Class I	NII	$0.0697
Class S	NII	$0.0595
Class S2	NII	$0.0458
Class Z	NII	$0.0699
All Classes	STCG	$0.0315
All Classes	LTCG	$0.0528
Voya Index Solution 2035 Portfolio
Class ADV	NII	$0.1331
Class I	NII	$0.1850
Class S	NII	$0.1579
Class S2	NII	$0.1469
Class Z	NII	$0.1851
All Classes	LTCG	$0.2727
Portfolio Name	Type	Per Share Amount
Voya Index Solution 2040 Portfolio
Class ADV	NII	$0.0512
Class I	NII	$0.0741
Class S	NII	$0.0639
Class S2	NII	$0.0611
Class Z	NII	$0.0743
All Classes	STCG	$0.0358
All Classes	LTCG	$0.0583
Voya Index Solution 2045 Portfolio
Class ADV	NII	$0.1237
Class I	NII	$0.1774
Class S	NII	$0.1519
Class S2	NII	$0.1372
Class Z	NII	$0.1774
All Classes	LTCG	$0.3156
Voya Index Solution 2050 Portfolio
Class ADV	NII	$0.0426
Class I	NII	$0.0658
Class S	NII	$0.0564
Class S2	NII	$0.0511
Class Z	NII	$0.0662
All Classes	STCG	$0.0228
All Classes	LTCG	$0.0615
Voya Index Solution 2055 Portfolio
Class ADV	NII	$0.1367
Class I	NII	$0.1957
Class S	NII	$0.1694
Class S2	NII	$0.1522
Class Z	NII	$0.1958
All Classes	STCG	$0.0100
All Classes	LTCG	$0.3010
Voya Index Solution 2060 Portfolio
Class ADV	NII	$0.0317
Class I	NII	$0.0489
Class S	NII	$0.0429
Class S2	NII	$0.0450
Class Z	NII	$0.0495
All Classes	STCG	$0.0412
All Classes	LTCG	$0.0504

NII – Net investment income
STCG – Short-term capital gain
LTCG – Long-term capital gain
84

TAX INFORMATION (Unaudited) (continued)

Of the ordinary distributions made during the year ended December 31, 2017, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:
Voya Index Solution Income Portfolio	25.93%
Voya Index Solution 2020 Portfolio	31.00%
Voya Index Solution 2025 Portfolio	41.22%
Voya Index Solution 2030 Portfolio	39.11%
Voya Index Solution 2035 Portfolio	53.86%
Voya Index Solution 2040 Portfolio	45.36%
Voya Index Solution 2045 Portfolio	62.83%
Voya Index Solution 2050 Portfolio	49.50%
Voya Index Solution 2055 Portfolio	60.97%
Voya Index Solution 2060 Portfolio	37.35%
The Portfolios designate the following amounts of long-term capital gain distributions as 20% rate long-term capital gain dividends under Internal Revenue Code Section 852(b)(3)(C):
Voya Index Solution Income Portfolio	$2,074,797
Voya Index Solution 2020 Portfolio	$872,083
Voya Index Solution 2025 Portfolio	$14,491,619
Voya Index Solution 2030 Portfolio	$805,931
Voya Index Solution 2035 Portfolio	$16,065,893
Voya Index Solution 2040 Portfolio	$531,121
Voya Index Solution 2045 Portfolio	$11,854,338
Voya Index Solution 2050 Portfolio	$319,502
Voya Index Solution 2055 Portfolio	$3,003,954
Voya Index Solution 2060 Portfolio	$69,639
The Regulated Investment Company Modernization Act of 2010 allows qualified fund-of-funds to elect to pass through the ability to take foreign tax credits (or deductions) to the extent that foreign taxes are passed through from underlying funds. A qualified fund-of-funds is a regulated investment company that has at least 50% of the value of its total assets invested in other regulated investment companies at the end of each quarter of the taxable year. Pursuant to Section 853 of the Internal Revenue Code, the Portfolios designate the following amounts as foreign taxes paid for the year ended December 31, 2017:
	Creditable Foreign Taxes Paid	Per Share Amount	Portion of Ordinary Income Distribution Derived from Foreign Sourced Income*
Voya Index Solution Income Portfolio	$73,761	$0.0016	6.31%
Voya Index Solution 2020 Portfolio	$52,505	$0.0029	5.88%
Voya Index Solution 2025 Portfolio	$238,887	$0.0031	13.20%
Voya Index Solution 2030 Portfolio	$104,346	$0.0053	10.67%
Voya Index Solution 2035 Portfolio	$291,906	$0.0044	19.20%
Voya Index Solution 2040 Portfolio	$78,621	$0.0067	12.82%
Voya Index Solution 2045 Portfolio	$218,822	$0.0052	23.27%
Voya Index Solution 2050 Portfolio	$53,097	$0.0075	14.29%
Voya Index Solution 2055 Portfolio	$81,415	$0.0070	24.61%
Voya Index Solution 2060 Portfolio	$10,189	$0.0053	8.06%

*
None of the Portfolios listed above derived any income from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.

85

TAX INFORMATION (Unaudited) (continued)

Foreign taxes paid or withheld must be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. Shareholders are strongly advised to consult their own tax advisors regarding the appropriate treatment of foreign taxes paid.
Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.
Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.
86

DIRECTOR AND OFFICER INFORMATION (Unaudited)

The business and affairs of the Company are managed under the direction of the Board. A Director, who is not an interested person of the Company, as defined in the 1940 Act, is an independent director (“Independent Director”). The Directors and Officers of the Company are listed below. The Statement of Additional Information includes additional information about directors of the Company and is available, without charge, upon request at (800) 262-3862.
Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Director(2)	Other Board Positions Held by Director
Independent Directors*:
Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Director	November 2007 – Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 – Present).	151	DSM/Dentaquest, Boston, MA (February 2014 – Present).
John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 64	Chairperson Director	January 2014 – Present November 1997 – Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 – Present).	151	None.
Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 69	Director	January 2006 – Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 – Present).	151	Wisconsin Energy Corporation (June 2006 – Present); The Royce Funds (23 funds) (December 2009 – Present); and AMICA Mutual Insurance Company (1992 – Present).
Martin J. Gavin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, AZ 85258 Age: 67	Director	August 2015 – Present	Retired. Formerly, President and Chief Executive Officer, Connecticut Children’s Medical Center (May 2006 – November 2015).	151	None.
Russell H. Jones 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 73	Director	May 2013 – Present	Retired.	151	None.
Patrick W. Kenny 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 75	Director	March 2002 – Present	Retired.	151	Assured Guaranty Ltd. (April 2004 – Present).
Joseph E. Obermeyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Director	May 2013 – Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 – Present).	151	None.
Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 67	Director	January 2006 – Present	Consultant (May 2001 – Present).	151	None.
87

DIRECTOR AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Director(2)	Other Board Positions Held by Director
Christopher P. Sullivan 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 64	Director	October 2015 – Present	Retired. Formerly, President, Bond Division, Fidelity Management and Research (June 2009 – September 2012).	151	None.
Roger B. Vincent 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 72	Director	January 2005 – Present	Retired.	151	None.
Director who is an “interested person”:
Shaun P. Mathews(3) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Director	November 2007 – Present	President and Chief Executive Officer, Voya Investments, LLC (December 2006 – Present).	151	Voya Capital Corporation, LLC and Voya Investments Distributor, LLC (December 2005 – Present); Voya Funds Services, LLC, Voya Investments, LLC and Voya Investment Management (March 2006 – Present); and Voya Investment Trust Co. (April 2009 – Present).

(1)
Directors serve until their successors are duly elected and qualified. The tenure of each Director who is not an “interested person” as defined in the 1940 Act, of each Portfolio (“Independent Director”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Director shall retire from and cease to be a member of the Board of Directors at the close of business on December 31 of the calendar year in which the Independent Director attains the age of 75. A majority vote of the Board’s other Independent Directors may extend the retirement date of an Independent Director if the retirement would trigger a requirement to hold a meeting of shareholders of the Company under applicable law, whether for the purposes of appointing a successor to the Independent Director or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Directors).

(2)
For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Government Money Market Portfolio; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya International High Dividend Equity Income Fund; Voya Investors Trust; Voya Mutual Funds; Voya Natural Resources Equity Income Fund; Voya Partners, Inc.; Voya Prime Rate Trust; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Series Fund, Inc.; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of January 31, 2018.

(3)
Mr. Mathews is deemed to be an “interested person” of the Company as defined in the 1940 Act, because of his current affiliation with the Voya funds, Voya Financial, Inc., or Voya Financial, Inc.’s affiliates.

*
Effective December 31, 2017, Peter S. Drotch retired as a Director of the Board.

88

DIRECTOR AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Shaun P. Mathews 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	President and Chief Executive Officer	November 2006 – Present	President and Chief Executive Officer, Voya Investments, LLC (December 2006 – Present).
Michael J. Roland 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Executive Vice President	January 2005 – Present	Managing Director and Chief Operating Officer, Voya Investments, LLC and Voya Funds Services, LLC (March 2012 – Present). Formerly, Chief Compliance Officer, Directed Services LLC and Voya Investments, LLC (March 2011 – December 2013).
Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 67	Executive Vice President Chief Investment Risk Officer	January 2005 – Present September 2009 – Present	Executive Vice President, Voya Investments, LLC (July 2000 – Present) and Chief Investment Risk Officer, Voya Investments, LLC (January 2003 – Present).
Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 51	Chief Compliance Officer	February 2012 – Present	Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (February 2012 – Present).
Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 – Present	Senior Vice President, Voya Investments, LLC and Voya Funds Services, LLC (April 2005 – Present).
Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Senior Vice President	January 2005 – Present	Senior Vice President, Voya Investments, LLC (September 2003 – Present).
Robert Terris 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Senior Vice President	May 2006 – Present	Senior Vice President, Head of Division Operations, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (March 2006 – Present).
Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 45	Vice President and Treasurer	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (July 2012 – Present).
Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Vice President	January 2005 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (September 2004 – Present).
Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 64	Vice President	January 2005 – Present	Vice President, Voya Funds Services, LLC (February 1996 – Present) and Voya Investments, LLC (October 2004 – Present); Vice President and Anti-Money Laundering Officer, Voya Investments Distributor, LLC (April 2010 – Present). Anti-Money Laundering Officer, Voya Financial, Inc. (January 2013 – Present); and Anti-Money Laundering Officer, Voya Investment Management Trust Co. (October 2012 – Present).
Sara M. Donaldson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Vice President	September 2014 – Present	Vice President, Voya Investments, LLC (October 2015 – Present). Formerly, Vice President, Voya Funds Services, LLC (April 2014 – October 2015). Formerly, Director, Compliance, AXA Rosenberg Global Services, LLC (September 1997 – March 2014).
89

DIRECTOR AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Micheline S. Favor 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 40	Vice President	September 2016 – Present	Vice President, Head of Fund Compliance, Voya Investments LLC, and Chief Compliance Officer for Voya Investments, LLC and Directed Services, LLC (June 2016 – Present). Formerly, Vice President, Mutual Fund Compliance (March 2014 – June2016); Assistant Vice President, Mutual Fund Compliance (May 2013 – March 2014); Assistant Vice President, Senior Project Manager (May 2008 – May 2013).
Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Vice President	January 2005 – Present	Vice President, Voya Funds Services, LLC (November 1995 – Present) and Voya Investments, LLC (August 1997 – Present).
Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 41	Vice President	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (July 2007 – Present).
Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Vice President	March 2006 – Present	Vice President – Mutual Fund Product Development, Voya Investments, LLC (July 2012 – Present); Vice President, Voya Family of Funds (March 2010 – Present) and Vice President, Voya Funds Services, LLC (March 2006 – Present).
Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Vice President	May 2013 – Present	Vice President – Director of Tax, Voya Investments, LLC (October 2015 – Present). Formerly, Vice President – Director of Tax, Voya Funds Services, LLC (March 2013 – October 2015). Formerly, Assistant Vice President – Director of Tax, Voya Funds Services, LLC (March 2008 – February 2013).
Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Secretary	August 2003 – Present	Senior Vice President and Chief Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).
Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 66	Assistant Secretary	June 2010 – Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).
Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Assistant Secretary	August 2003 – Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).

(1)
The Officers hold office until the next annual meeting of the Board of Directors and until their successors shall have been elected and qualified.

90

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT Management Contracts AND
SUB-ADVISORY CONTRACTS
At a meeting held on November 16, 2017, the Board, including a majority of the Independent Directors, considered and approved the renewal of the investment management contracts (the “Management Contracts”) between Voya Investments, LLC (the “Manager”) and Voya Partners, Inc. (the “Company”), on behalf of Voya Index Solution 2020 Portfolio, Voya Index Solution 2025 Portfolio, Voya Index Solution 2030 Portfolio, Voya Index Solution 2035 Portfolio, Voya Index Solution 2040 Portfolio, Voya Index Solution 2045 Portfolio, Voya Index Solution 2050 Portfolio, Voya Index Solution 2055 Portfolio, Voya Index Solution 2060 Portfolio, and Voya Index Solution Income Portfolio, each a series of the Company (“the Portfolios”), and the sub-advisory contracts (the “Sub-Advisory Contracts”) with Voya Investment Management Co. LLC, the sub-adviser to each Portfolio (the “Sub-Adviser”), for an additional one year period ending November 30, 2018. In determining to renew such contracts, the Board took into account information furnished to it throughout the year at meetings of the Board and its committees, including regarding performance, expenses, and other matters.
In addition to the Board meeting on November 16, 2017, the Independent Directors also held meetings outside the presence of personnel representing the Manager or Sub-Adviser (collectively, such persons are referred to herein as “Management”) on October 12, 2017, and November 14, 2017, specifically to review and consider materials related to the proposed continuance of each Management Contract and Sub-Advisory Contract that they believed to be relevant to the renewal of the Management Contracts and Sub-Advisory Contracts in light of the legal advice furnished to them by K&L Gates LLP, their independent legal counsel, and their own business judgment. Subsequent references herein to factors considered and determinations made by the Independent Directors and/or the Board include, as applicable, factors considered and determinations made at those meetings by the Independent Directors. While the Board considered the renewal of the management contracts and sub-advisory contracts for all of the applicable investment companies in the Voya family of funds at the same meetings, the Board considered each Voya fund’s investment management and sub-advisory relationships separately.
The Board follows a structured process pursuant to which it seeks and considers relevant information when it evaluates whether to renew existing investment management and sub-advisory contracts for the Voya funds. The Board has established a Contracts Committee and three Investment Review Committees (the “IRCs”), each of which includes only Independent Directors as members. The Contracts Committee provides oversight with respect to the management and sub-advisory contracts approval and renewal process, and each IRC provides oversight throughout the year regarding the investment performance of the sub-adviser, as well as the Manager’s role in monitoring the sub-adviser, with respect to each Voya fund that is assigned to that IRC.
The Contracts Committee oversees, and annually recommends Board approval of updates to, a methodology guide for the Voya funds (“Methodology Guide”). The Methodology Guide sets out a framework pursuant to which the Independent Directors request, and Management provides, certain information that the Independent Directors deem to be important or potentially relevant. The Independent Directors retain the services of an independent consultant with experience in the mutual fund industry to assist the Contracts Committee in developing and recommending to the Board: (1) a selected peer group of investment companies for each Portfolio (“Selected Peer Group”) based on that Portfolio’s particular attributes, such as fund type and size, fund category (as determined by Morningstar, Inc., an independent provider of mutual fund data (“Morningstar”)), sales channels and structure and the Portfolio share class being compared to the Selected Peer Group, and (2) updates to the Methodology Guide with respect to the content and format of various data including, but not limited to, investment performance, fee structure, and expense information prepared in connection with the renewal process.
Provided below is an overview of certain material factors that the Board considered at its meetings regarding the renewal of the Management Contracts and Sub-Advisory Contracts and the compensation to be paid thereunder. Board members did not identify any particular information or factor that was overarching, and each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to each Portfolio’s investment management and sub-advisory arrangements.
Nature, Extent and Quality of Services
The Manager oversees, subject to the authority of the Board, the provision of all investment advisory and portfolio management services for the Portfolios, but may delegate certain of these responsibilities to one or more sub-advisers. In addition, the Manager provides administrative services reasonably necessary for the operation of the Portfolios as set forth in the Management Contracts, including oversight of the Portfolios’ operations and risk management and the oversight of their various other service providers.

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The Board considered the “manager-of-managers” platform of the Voya funds that has been developed by the Manager pursuant to which the Manager selects, subject to the Board’s approval, experienced sub-advisers to provide day-to-day management services to all or a portion of each Voya fund. The Board recognized that the Manager is responsible for monitoring the investment program, performance, developments, ongoing operations, and regulatory compliance of the Sub-Adviser with respect to the Portfolios under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Manager has developed to provide this ongoing oversight and due diligence with respect to the sub-advisers and to advocate or recommend, when it believes appropriate, changes in investment strategies or investment sub-advisers designed to assist in improving a Voya fund’s performance. The Board was advised that, in connection with the Manager’s performance of these duties, the Manager has developed an oversight process formulated by its Manager Research & Selection Group which reviews, among other matters, performance data, the Sub-Adviser’s management team, portfolio data and attribution analysis related to the Sub-Adviser through various means, including, but not limited to, in-person meetings, on-site visits, and telephonic meetings with the Sub-Adviser.
Further, the Board considered periodic compliance reports it receives from the Company’s Chief Compliance Officer evaluating whether the regulatory compliance systems and procedures of the Manager and the Sub-Adviser are reasonably designed to ensure compliance with the federal securities laws and whether the investment policies and restrictions for each Portfolio are consistently complied with, and other periodic reports covering related matters.
The Board considered the portfolio management team assigned by the Sub-Adviser to the Portfolios and the level of resources committed to the Portfolios (and other relevant funds in the Voya funds) by the Manager and the Sub-Adviser, and whether those resources are sufficient to provide high-quality services to the Portfolios.
Based on their deliberations and the materials presented to them, the Board concluded that the nature, extent and quality of the overall services provided by the Manager and the Sub-Adviser under the Management Contracts and Sub-Advisory Contracts were appropriate.
Portfolio Performance
In assessing investment management and sub-advisory relationships, the Board placed emphasis on the investment returns of each Portfolio, including its investment performance over certain time periods compared to the Portfolio’s Morningstar category, Selected Peer Group and primary benchmark. The Board also considered information from the Manager Research & Selection Group and received reports summarizing a separate analysis of each Portfolio’s performance and risk, including risk-adjusted investment return information, by the Company’s Chief Investment Risk Officer.
Economies of Scale
When evaluating the reasonableness of management fee schedules, the Board considered whether economies of scale have been or likely will be realized by the Manager and the Sub-Adviser as a Portfolio grows larger and the extent to which any such economies are reflected in contractual fee schedules. In this regard, the Board considered that, while the Portfolios do not have management fee breakpoints, they do have fee waiver and expense reimbursement arrangements. The Board considered the extent to which economies of scale realized by the Manager or the Sub-Adviser could be shared with each Portfolio through such fee waivers, expense reimbursements or other expense reductions. In evaluating these matters, the Independent Directors also considered periodic management reports, Selected Peer Group comparisons, and industry information regarding economies of scale.
Information Regarding Services to Other Clients
The Board considered information regarding the nature of services, performance, and fee schedules offered by the Manager and the Sub-Adviser to other clients with similar investment objectives, if applicable, including other registered investment companies and relevant institutional accounts. When the fee schedules offered to or the performance of other clients differed materially from a Portfolio, the Board took into account the underlying rationale provided by the Manager or the Sub-Adviser, as applicable, for these differences. The Board also considered that the fee schedules charged to the Portfolios and other institutional clients of the Manager or the Sub-Adviser (including other investment companies) and the performance of the Portfolios and the other accounts, as applicable, may differ materially due to, among other reasons: differences in services; different regulatory requirements associated with registered investment companies; market differences in fee schedules that existed when a Portfolio first was organized; differences in the original sponsors; investment capacity constraints that existed when certain contracts were first agreed upon or that might exist at present; and different pricing structures that are necessary to be competitive in different marketing channels.

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Fee Schedules, Profitability, and Fall-out Benefits
The Board reviewed and considered the contractual management fee schedule payable by each Portfolio to the Manager compared to the Portfolio’s Selected Peer Group. In addition, the Board considered certain Portfolio’s contractual management fee schedule compared to, for a retail fund, an additional peer group of funds that a business channel has identified as direct competitors or, in the case of an insurance dedicated third-party sub-advisedfund, other funds the sub-adviser manages and/or their proprietary fund (if applicable) identified by the Manager. The Board also considered the contractual sub-advisoryfee schedule payable by the Manager to the Sub-Adviser for sub-advisory services for each Portfolio, including the portion of the contractual management fee rates that are paid to the Sub-Adviser, as compared to the portion retained by the Manager. In addition, the Board considered any fee waivers, expense limitations, and/or recoupment arrangements that apply to the fees payable by the Portfolios, including whether the Manager intends to propose any changes thereto. For each Portfolio, the Board separately determined that the fees payable to the Manager and the fee schedule payable to the Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature, extent and quality of the services that each has performed and is expected to perform.
For each Portfolio, the Board considered information on revenues, costs and profits or losses realized by the Manager and the Voya-affiliated Sub-Adviser. In analyzing the profitability of the Manager and its affiliated service providers in connection with services they render to a Portfolio, the Board took into account the sub-advisory fee rate payable by the Manager to the Sub-Adviser. The Board also considered the profitability of the Manager and its affiliated Sub-Adviser attributable to servicing each Portfolio both with and without taking into account the profitability of the distributor of the Portfolios and both before and after giving effect to any expenses incurred by the Manager or the affiliated Sub-Adviser in making payments to affiliated insurance companies.
Although the Methodology Guide establishes a framework for profit calculation, the Board recognized that there is no uniform methodology within the asset management industry for determining profitability for this purpose. The Board also recognized that the use of different reasonable methodologies can give rise to dramatically different reported profit and loss results with respect to the Manager and the Voya-affiliated Sub-Adviser, as well as other industry participants with whom the profits of the Manager and its affiliated Sub-Adviser could be compared. In addition, the Board recognized that Management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Portfolios’ operations may not be fully reflected in the expenses allocated to each Portfolio in determining profitability, and that the information presented may not portray all of the costs borne by the Manager or reflect all risks, including entrepreneurial, regulatory, legal and operational risks, associated with offering and managing a mutual fund complex in the current regulatory and market environment.
The Board also considered that the Manager is entitled to earn a reasonable level of profits for the services that it provides to the Portfolios. The Board also received information regarding the potential fall-out benefits to the Manager and Sub-Adviser and their respective affiliates from their association with the Portfolios, including their ability to engage in soft-dollar transactions on behalf of the Portfolios. Following its reviews, the Board determined that the Manager’s and the Voya-affiliated Sub-Adviser’s profitability with respect to their services to the Portfolios and the Manager and Sub-Adviser’s potential fall-out benefits were not unreasonable.
Portfolio-by-Portfolio Analysis
Set forth below are certain of the specific factors that the Board considered, and the conclusions reached, at its October 12, 2017, November 14, 2017, and/or November 16, 2017 meetings in relation to approving each Portfolio’s Management Contracts and Sub-Advisory Contracts. These specific factors are in addition to those considerations discussed above. In each case, the Portfolio’s performance was compared to its Morningstar category, as well as its primary benchmark, a broad-based securities market index that appears in the Portfolio’s prospectus. With respect to Morningstar quintile rankings, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance. The performance data provided to the Board primarily was for various periods ended March 31, 2017. In addition, the Board also considered at its October 12, 2017, November 14, 2017, and November 16, 2017 meetings certain additional data regarding performance and Portfolio asset levels and flows as of August 31, 2017, and September 30, 2017. Each Portfolio’s management fee rate and expense ratio were compared to the fees and expense ratios of the funds in its Selected Peer Group.
Voya Index Solution 2020 Portfolio
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Index Solution 2020 Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2017: (1) the Portfolio outperformed its Morningstar category average for all periods presented, with the

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exception of the year-to-date period, during which it underperformed; (2) the Portfolio underperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the three-year and five-year periods, the third quintile for the one-year period, and the fourth quintile for the year-to-date period.
In analyzing this performance data, the Board took into account Management’s representations regarding the competitiveness of the Portfolio’s performance during certain periods.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the contractual management fee rate for the Portfolio is above the median and equal to the average management fee rates of the funds in its Selected Peer Group; and (b) the all-in net expense ratio for the Portfolio, inclusive of the Acquired Fund Fees and Expenses (“AFFE”), is equal to the median and above the average all-in net expense ratios of the funds in its Selected Peer Group, and the net expense ratio for the Portfolio, not inclusive of AFFE, is above the median and the average net expense ratios of the funds in its Selected Peer Group.
In analyzing this fee data, the Board took into account: (1) that the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests; (2) that, as directed by the Board during the 2016 annual contract renewal cycle, lower expense limits were implemented for the Portfolio, effective May 1, 2017; and (3) Management’s representations regarding the competitiveness of the Portfolio’s management fee rate and net expense ratio when compared to peers identified by Management.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2018. During this renewal process, different
Board members may have given different weight to different individual factors and related conclusions.
Voya Index Solution 2025 Portfolio
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Index Solution 2025 Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2017: (1) the Portfolio outperformed its Morningstar category average for all periods presented, with the exception of the year-to-date period, during which it underperformed; (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the year-to-date period, during which it outperformed; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the one-year, three-year and five-year periods, and the third quintile for the year-to-date period.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the contractual management fee rate for the Portfolio is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the all-in net expense ratio for the Portfolio, inclusive of the Acquired Fund Fees and Expenses (“AFFE”), is above the median and the average all-in net expense ratios of the funds in its Selected Peer Group, and the net expense ratio for the Portfolio, not inclusive of AFFE, is above the median and the average net expense ratios of the funds in its Selected Peer Group.
In analyzing this fee data, the Board took into account: (1) that the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests; (2) that, as directed by the Board during the 2016 annual contract renewal cycle, lower expense limits were implemented for the Portfolio, effective May 1, 2017; and (3) Management’s representations regarding the competitiveness of the Portfolio’s management fee rate and net expense ratio when compared to peers identified by Management.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all

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factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2018. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Index Solution 2030 Portfolio
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Index Solution 2030 Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2017: (1) the Portfolio outperformed its Morningstar category average for all periods presented; (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the year-to-date period, during which it outperformed; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the three-year and five-year periods, and the third quintile for the year-to-date and one-year periods.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the contractual management fee rate for the Portfolio is above the median and the average management fee rates of the funds in its Selected Peer Group; and (b) the all-in net expense ratio for the Portfolio, inclusive of the Acquired Fund Fees and Expenses (“AFFE”), is above the median and the average all-in net expense ratios of the funds in its Selected Peer Group, and the net expense ratio for the Portfolio, not inclusive of AFFE, is above the median and the average of the net expense ratios of the funds in its Selected Peer Group.
In analyzing this fee data, the Board took into account: (1) that the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests; (2) that, as directed by the Board during the 2016 annual contract renewal cycle, lower expense limits were implemented for the Portfolio, effective May 1, 2017; and (3) Management’s representations regarding the competitiveness of the Portfolio’s management fee rate and net expense ratio when compared to peers identified by Management.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2018. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Index Solution 2035 Portfolio
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Index Solution 2035 Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2017: (1) the Portfolio outperformed its Morningstar category average for all periods presented, with the exception of the year-to-date period, during which it underperformed; (2) the Portfolio outperformed its primary benchmark for the year-to-date and one-year periods, and underperformed for the three-year and five-year periods; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the one-year, three-year and five-year periods, and the third quintile for the year-to-date period.
In analyzing this performance data, the Board took into account Management’s representations regarding the competitiveness of the Portfolio’s performance during certain periods.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the contractual management fee rate for the Portfolio is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the all-in net expense ratio for the Portfolio, inclusive of the Acquired Fund Fees and Expenses (“AFFE”), is above the median and the average all-in net expense ratios of the funds in its Selected Peer Group, and the net expense ratio for the Portfolio, not inclusive of AFFE, is above the median and the average net expense ratios of the funds in its Selected Peer Group.

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In analyzing this fee data, the Board took into account: (1) that the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests; (2) that, as directed by the Board during the 2016 annual contract renewal cycle, lower expense limits were implemented for the Portfolio, effective May 1, 2017; and (3) Management’s representations regarding the competitiveness of the Portfolio’s management fee rate and net expense ratio when compared to peers identified by Management.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2018. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Index Solution 2040 Portfolio
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Index Solution 2040 Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2017: (1) the Portfolio outperformed its Morningstar category average for all periods presented, with the exception of the year-to-date period, during which it underperformed; (2) the Portfolio outperformed its primary benchmark for the year-to-date and one-year periods, and underperformed for the three-year and five-year periods; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the three-year and five-year periods, and the third quintile for the year-to-date and one-year periods.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the contractual management fee rate for the Portfolio is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the all-in net expense ratio for the Portfolio, inclusive of the Acquired Fund Fees and Expenses (“AFFE”), is above the median and the average all-in net expense ratios of the funds in its Selected Peer Group, and the net expense ratio for the Portfolio, not inclusive of AFFE, is above the median and the average net expense ratios of the funds in its Selected Peer Group.
In analyzing this fee data, the Board took into account: (1) that the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests; (2) that, as directed by the Board during the 2016 annual contract renewal cycle, lower expense limits were implemented for the Portfolio, effective May 1, 2017; and (3) Management’s representations regarding the competitiveness of the Portfolio’s management fee rate and net expense ratio when compared to peers identified by Management.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2018. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Index Solution 2045 Portfolio
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Index Solution 2045 Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2017: (1) the Portfolio outperformed its Morningstar category average for all periods presented, with the exception of the year-to-date period, during which it underperformed; (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the year-to-date period, during which it outperformed; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the five-year period, and the third quintile for the year-to-date, one-year and three-year periods.
In analyzing this performance data, the Board took into account Management’s representations regarding the competitiveness of the Portfolio’s performance during certain periods.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board

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took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the contractual management fee rate for the Portfolio is above the median and the average management fee rates of the funds in its Selected Peer Group; and (b) the all-in net expense ratio for the Portfolio, inclusive of the Acquired Fund Fees and Expenses (“AFFE”), is below the median and the average all-in net expense ratios of the funds in its Selected Peer Group, and the net expense ratio for the Portfolio, not inclusive of AFFE, is above the median and the average net expense ratios of the funds in its Selected Peer Group.
In analyzing this fee data, the Board took into account: (1) that the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests; (2) that, as directed by the Board during the 2016 annual contract renewal cycle, lower expense limits were implemented for the Portfolio, effective May 1, 2017; and (3) Management’s representations regarding the competitiveness of the Portfolio’s management fee rate and net expense ratio when compared to peers identified by Management.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2018. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Index Solution 2050 Portfolio
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Index Solution 2050 Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2017: (1) the Portfolio outperformed its Morningstar category average for the three-year and five-year periods and underperformed for the year-to-date and one-year periods; (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the year-to-date period, during which it outperformed; and
(3) the Portfolio is ranked in the second quintile of its Morningstar category for the three-year and five-year periods, and the third quintile for the year-to-date and one-year periods.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the contractual management fee rate for the Portfolio is above the median and the average management fee rates of the funds in its Selected Peer Group; and (b) the all-in net expense ratio for the Portfolio, inclusive of the Acquired Fund Fees and Expenses (“AFFE”), is below the median and the average all-in net expense ratios of the funds in its Selected Peer Group, and the net expense ratio for the Portfolio, not inclusive of AFFE, is above the median and the average net expense ratios of the funds in its Selected Peer Group. To assist the Board in its deliberations regarding this fee data, the Board was provided with information regarding the effect of waivers and/or reimbursements on the Portfolio’s net expense ratio.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2018. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Index Solution 2055 Portfolio
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Index Solution 2055 Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2017: (1) the Portfolio outperformed its Morningstar category average for the three-year and five-year periods, and underperformed for the year-to-date and one-year periods; (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of

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the year-to-date period, during which it outperformed; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the five-year period, and the third quintile for the year-to-date, one-year and three-year periods.
In analyzing this performance data, the Board took into account Management’s representations regarding the competitiveness of the Portfolio’s performance during certain periods.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the contractual management fee rate for the Portfolio is above the median and the average management fee rates of the funds in its Selected Peer Group; and (b) the all-in net expense ratio for the Portfolio, inclusive of the Acquired Fund Fees and Expenses (“AFFE”), is above the median and the average all-in net expense ratios of the funds in its Selected Peer Group, and the net expense ratio for the Portfolio, not inclusive of the AFFE, is above the median and the average net expense ratios of the funds in its Selected Peer Group.
In analyzing this fee data, the Board took into account: (1) that the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests; (2) that, as directed by the Board during the 2016 annual contract renewal cycle, lower expense limits were implemented for the Portfolio, effective May 1, 2017; and (3) Management’s representations regarding the competitiveness of the Portfolio’s management fee rate and net expense ratio when compared to peers identified by Management.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2018. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Index Solution 2060 Portfolio
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Index Solution 2060 Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2017: (1) the Portfolio underperformed its Morningstar category average for all periods presented; (2) the Portfolio outperformed its primary benchmark for the year-to-date period, and underperformed for the one-year period; and (3) the Portfolio is ranked in the third quintile of its Morningstar category for all periods presented.
In analyzing this performance data, the Board took into account: (1) that the Portfolio commenced operations in February 2015, and therefore had a limited operating history for the purpose of analyzing its performance; and (2) Management’s discussion of the Portfolio’s performance during certain periods.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the contractual management fee rate for the Portfolio is above the median and the average management fee rates of the funds in its Selected Peer Group; and (b) the all-in net expense ratio for the Portfolio, inclusive of the Acquire Fund Fees and Expenses (“AFFE”), is above the median and the average all-in net expense ratios of the funds in its Selected Peer Group, and the net expense ratio for the Portfolio, not inclusive of AFFE, is above the median and the average net expense ratios of the funds in its Selected Peer Group.
In analyzing this fee data, the Board took into account: (1) Management’s discussion of fee waivers and/or reimbursements, which lower the Portfolio’s net effective management fee rate; (2) that the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests; and (3) that, as directed by the Board during the 2016 annual contract renewal cycle, lower expense limits were implemented for the Portfolio, effective May 1, 2017.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) taking into account that the Portfolio commenced operations in February 2015, and therefore had a limited

98

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

operating history for the purpose of analyzing the Portfolio’s performance, it is reasonable to permit the Portfolio time to establish a longer performance record for the purpose of evaluating investment performance; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2018. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Index Solution Income Portfolio
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Index Solution Income Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2017: (1) the Portfolio outperformed its Morningstar category average for all periods presented, with the exception of the one-year period, during which it underperformed; (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the three-year period, during which it underperformed; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the three-year and five-year periods, and the third quintile for the year-to-date and one-year periods.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the
Portfolio, as compared to its Selected Peer Group, including that: (a) the contractual management fee rate for the Portfolio is above the median and below the average management fee rates of the funds in its Selected Peer Group; and (b) the all-in net expense ratio for the Portfolio, inclusive of the Acquired Fund Fees and Expense (“AFFE”), is equal to the median and above the average all-in net expense ratios of the funds in its Selected Peer Group, and the net expense ratio for the Portfolio, not inclusive of AFFE, is above the median and the average net expense ratios of the funds in its Selected Peer Group.
In analyzing this fee data, the Board took into account: (1) that the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests; (2) that, as directed by the Board during the 2016 annual contract renewal cycle, lower expense limits were implemented for the Portfolio, effective May 1, 2017; and (3) Management’s representations regarding the competitiveness of the Portfolio’s management fee rate and net expense ratio when compared to peers identified by Management.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2018. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

99

Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809
Independent Registered Public Accounting Firm
KPMG LLP
Two Financial Center
60 South Street
Boston, Massachusetts 02111
Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286
Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable annuity contract or variable life insurance policy and the underlying variable investment options. This and other information is contained in the prospectus for the variable annuity contract or variable life insurance policy and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.
RETIREMENT | INVESTMENTS | INSURANCE
voyainvestments.com
VPAR-VINDSOL         (1217-021618)

Item 2. Code of Ethics.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report. The code of ethics is filed herewith pursuant to Item 10(a)(1), Ex-99.CODE ETH.

Item 3. Audit Committee Financial Expert.

The Board of Directors has determined that Colleen D. Baldwin, Martin J. Gavin, Patrick W. Kenny, Joseph E. Obermeyer, and Roger B. Vincent are audit committee financial experts, as defined in Item 3 of Form N-CSR. Ms. Baldwin, Mr. Gavin, Mr. Kenny, Mr. Obermeyer and Mr. Vincent are “independent” for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP (“KPMG”), the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $891,345 for the year ended December 31, 2017 and $891,345 for the year ended December 31, 2016.

(b)	Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $102,600 for the year ended December 31, 2017 and $103,525 for the year ended December 31, 2016.

(c)	Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $215,694 for the year ended December 31, 2017 and $217,359 for the year ended December 31, 2016. Such services included review of excise distribution calculations (if applicable), preparation of the Funds’ federal, state, and excise tax returns, tax services related to mergers and routine consulting.

(d)	All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the year ended December 31, 2017 and $0 for the year ended December 31, 2016.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures

AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY

I.	Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the Voya funds (each a “Fund,” collectively, the “Funds”) set out on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors. As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds. The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds may establish two different approaches to pre-approving audit and non-audit services. The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”). The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors. Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee. Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors independence. The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds. Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality. Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval. For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate. The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval. The Committee will revise the list of services subject to general pre-approval as appropriate. This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

II.	Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval. Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide. They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing). The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A. The Committee must specifically approve all audit services not listed on Appendix A.

III.	Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors. The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services. Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B. The Committee must specifically approve all audit-related services not listed on Appendix B.

IV.	Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence. Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations.

The Committee may consult outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

The Committee has pre-approved the tax-related services listed on Appendix C. The Committee must specifically approve all tax-related services not listed on Appendix C.

V.	Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund. The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D. The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.

VI.	Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors. Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval. The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services. The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII.	Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management. If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee. Any such submission will include a detailed description of the services to be rendered. Notwithstanding this paragraph, the Committee will, on a quarterly basis, receive from the independent auditors a list of services provided for the previous calendar quarter on a cumulative basis by the auditors during the Pre-Approval Period.

VIII.	Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting. The Committee will identify any member to whom pre-approval authority is delegated in writing. The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate. The period of delegated authority may be terminated by the Committee or at the option of the member.

IX.	Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds. This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

Part of KPMG’s performance of an audit in accordance with standards of the Public Company Accounting Oversight Board (US) includes their responsibility to maintain and monitor auditor independence with respect to the Voya funds. Using a proprietary system called Sentinel, the audit team is able to identify and manage potential conflicts of interest across the member firms of the KPMG International Network and prevent the provision of prohibited services to the Voya entities that would impair KPMG independence with the respect to the Voya funds. KPMG requests pre-approval from the Voya funds Audit Committee for services provided to the Voya funds and for services to affiliated entities that relate to the financial reporting or nature of operations of the Voya Funds. Additionally, KPMG provides an annual summary of the fees for services that have commenced for Voya funds and Affiliates.

Last Approved: November 11, 2016

Appendix A
Pre-Approved Audit Services for the Pre-Approval Period January 1, 2017 through December 31, 2017

Service	The Fund(s)	Fee Range

Statutory audits or financial audits (including tax services associated with audit services)	√	As presented to Audit Committee[1]

Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.	√	Not to exceed $9,750 per filing

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.	√	Not to exceed $8,000 during the Pre-Approval Period

Seed capital audit and related review and issuance of consent on the N-2 registration statement	√	Not to exceed $14,750 per audit

Audit of summary portfolio of investments	√	Not to exceed $565 per fund

[1]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix B
Pre-Approved Audit-Related Services for the Pre-Approval Period January 1, 2017 through December 31, 2017

Service	The Fund(s)	Fund Affiliates	Fee Range

Services related to Fund mergers (Excludes tax services - See Appendix C for tax services associated with Fund mergers)	√	√	Not to exceed $10,000 per merger

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]	√		Not to exceed $5,000 per occurrence during the Pre-Approval Period

Review of the Funds’ semi-annual and quarterly financial statements	√		Not to exceed $2,700 per set of financial statements per fund

Reports to regulatory or government agencies related to the annual engagement	√		Up to $5,000 per occurrence during the Pre-Approval Period

Regulatory compliance assistance	√	√	Not to exceed $5,000 per quarter

Training courses		√	Not to exceed $5,000 per course

For Prime Rate Trust, agreed upon procedures for quarterly reports to rating agencies	√		Not to exceed $9,450 per quarter

Appendix C

Pre-Approved Tax Services for the Pre-Approval Period January 1, 2017 through December 31, 2017

Service	The Fund(s)	Fund Affiliates	Fee Range

Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions	√		As presented to Audit Committee[2]

Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	√		As presented to Audit Committee[2]

Assistance and advice regarding year-end reporting for 1099’s, as requested	√		As presented to Audit Committee[2]

Tax assistance and advice regarding statutory, regulatory or administrative developments	√	√	Not to exceed $5,000 for the Funds or for the Funds’ investment adviser during the Pre-Approval Period

[2]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix C, continued

Pre-Approved Tax Services for the Pre-Approval Period January 1, 2017 through December 31, 2017

Service	The Fund(s)	Fund Affiliates	Fee Range

Tax training courses		√	Not to exceed $5,000 per course during the Pre-Approval Period

Tax services associated with Fund mergers	√	√	Not to exceed $4,000 per fund per merger during the Pre-Approval Period

Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, and similar routine tax consultations.	√		Not to exceed $120,000 during the Pre-Approval Period

Appendix D
Pre-Approved Other Services for the Pre-Approval Period January 1, 2017 through December 31, 2017

Service	The Fund(s)	Fund Affiliates	Fee Range

Agreed-upon procedures for Class B share 12b-1 programs		√	Not to exceed $60,000 during the Pre-Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)

Cost to be borne 50% by the Funds and 50% by Voya Investments, LLC.

	√	√	Not to exceed $5,700 per Fund during the Pre-Approval Period

Agreed upon procedures for 15 (c) FACT Books	√		Not to exceed $50,000 during the Pre-Approval Period

Appendix E

Prohibited Non-Audit Services
Dated:    January 1, 2017 to December 31, 2017

•	Bookkeeping or other services related to the accounting records or financial statements of the Funds

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

EXHIBIT A

VOYA ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

VOYA BALANCED PORTFOLIO, INC.

VOYA EMERGING MARKETS HIGH DIVIDEND EQUITY FUND

VOYA EQUITY TRUST

VOYA FUNDS TRUST

VOYA GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

VOYA GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

VOYA GOVERNMENT MONEY MARKET PORTFOLIO

VOYA INFRASTRUCTURE, INDUSTRIALS, AND MATERIALS FUND

VOYA INTERMEDIATE BOND PORTFOLIO

VOYA INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND

VOYA INVESTORS TRUST

VOYA MUTUAL FUNDS

VOYA PARTNERS, INC.

VOYA PRIME RATE TRUST

VOYA NATURAL RESOURCES EQUITY INCOME FUND

VOYA SENIOR INCOME FUND

VOYA SEPARATE PORTFOLIOS TRUST

VOYA SERIES FUND, INC.

VOYA STRATEGIC ALLOCATIONS PORTFOLIOS, INC.
VOYA VARIABLE FUNDS

VOYA VARIABLE INSURANCE TRUST

VOYA VARIABLE PORTFOLIOS INC,

VOYA VARIABLE PRODUCTS TRUST

(e)(2)	Percentage of services referred to in 4(b) – (4)(d) that were approved by the audit committee

100% of the services were approved by the audit committee.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of KPMG if greater than 50%

Not applicable.

(g)	Non-Audit Fees: The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to each Registrant by the independent registered public accounting firm for each Registrant’s fiscal years ended December 31, 2017 and December 31, 2016; and (ii) the aggregate non-audit fees billed to the investment adviser, or any of its affiliates that provide ongoing services to the registrant, by the independent registered public accounting firm for the same time periods.

Registrant/Investment Adviser	2017	2016
Voya Partners, Inc.	$318,294	$320,884
Voya Investments, LLC (1)	$122,200	$93,650

__________________________________

(1) Each Registrant’s investment adviser and any of its affiliates, which are subsidiaries of Voya Financial, Inc.

(h)	Principal Accountants Independence: The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining KPMG’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Complete schedule of investments, as applicable, in included as part of the report to shareholders filed under Item 1 of this Form and filed herein, as applicable.

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Directors
Voya Partners, Inc.:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Voya Global Bond Portfolio, VY® American Century Small-Mid Cap Value Portfolio, VY® Baron Growth Portfolio, VY® Columbia Contrarian Core Portfolio, VY® Columbia Small Cap Value II Portfolio, VY® Invesco Comstock Portfolio, VY® Invesco Equity and Income Portfolio, VY® JPMorgan Mid Cap Value Portfolio, VY® Oppenheimer Global Portfolio, VY® Pioneer High Yield Portfolio, VY® T. Rowe Price Diversified Mid Cap Growth Portfolio, VY® T. Rowe Price Growth Equity Portfolio, and VY® Templeton Foreign Equity Portfolio (the “Funds”), each a series of Voya Partners, Inc., including the summary portfolios of investments, as of December 31, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the related notes (collectively, the "financial statements"), the financial highlights for each of the years or periods in the five-year period then ended (the financial statements and financial highlights are included in Item 1 of this Form N-CSR), and the portfolios of investments as of December 31, 2017 (included in Item 6 of this Form N-CSR). In our opinion, the financial statements, financial highlights, and portfolios of investments referred to above present fairly, in all material respects, the financial position of the Funds as of December 31, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements, financial highlights, and portfolios of investments are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements, financial highlights, and portfolios of investments based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements, financial highlights, and portfolios of investments are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, financial highlights, and portfolios of investments, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements, financial highlights, and portfolios of investments. Such procedures also included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian, transfer agent, and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Voya investment companies since 1975.

Boston, Massachusetts

February 22, 2018

Voya Global Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2017

Principal Amount†				Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 25.1%
			Brazil: 0.5%
	900,000		Petrobras Global Finance BV, 8.750%, 05/23/26	1,077,750	0.5

			Canada: 0.5%
	235,000	(1)	1011778 BC ULC / New Red Finance, Inc., 5.000%, 10/15/25	237,938	0.1
	88,000	(1)	Air Canada 2017-1 Class AA Pass Through Trust, 3.300%, 07/15/31	87,560	0.0
	100,000	(2)	Cenovus Energy, Inc., 4.250%, 04/15/27	99,921	0.0
	324,000		Goldcorp, Inc., 3.700%, 03/15/23	332,229	0.2
	420,000		Teck Resources Ltd., 6.000%, 08/15/40	469,350	0.2
				1,226,998	0.5

			China: 0.3%
	601,000	(2)	Alibaba Group Holding Ltd., 3.600%, 11/28/24	623,872	0.3

			France: 0.4%
	294,000		BPCE SA, 2.500%, 12/10/18	294,865	0.1
	287,000	(1)	BPCE SA, 5.150%, 07/21/24	311,566	0.2
	226,000	(1)	Electricite de France SA, 2.350%, 10/13/20	225,790	0.1
				832,221	0.4

			Guernsey: 0.3%
	716,000		Credit Suisse Group Funding Guernsey Ltd., 2.750%, 03/26/20	719,137	0.3

			Ireland: 0.3%
	282,000		GE Capital International Funding Co. Unlimited Co., 4.418%, 11/15/35	305,558	0.1
	370,000		Shire Acquisitions Investments Ireland DAC, 3.200%, 09/23/26	362,350	0.2
				667,908	0.3

			Israel: 0.1%
	345,000	(2)	Teva Pharmaceutical Finance Netherlands III BV, 3.150%, 10/01/26	285,296	0.1

			Italy: 0.1%
	60,000		Telecom Italia Capital SA, 6.375%, 11/15/33	70,050	0.0
	195,000		Telecom Italia Capital SA, 7.721%, 06/04/38	252,525	0.1
				322,575	0.1

			Japan: 0.6%
	790,000	(1)	Bank of Tokyo-Mitsubishi UFJ Ltd./The, 2.300%, 03/05/20	787,357	0.4
	200,000	(1)	Mizuho Bank Ltd., 3.200%, 03/26/25	201,539	0.1
	300,000		Sumitomo Mitsui Financial Group, Inc., 3.784%, 03/09/26	310,469	0.1
				1,299,365	0.6

			Luxembourg: 0.3%
	350,000	(1)	Altice Financing SA, 6.625%, 02/15/23	367,360	0.2
	130,000	(1)	Dana Financing Luxembourg Sarl, 5.750%, 04/15/25	137,313	0.0
	185,000	(1)	Dana Financing Luxembourg Sarl, 6.500%, 06/01/26	200,956	0.1
				705,629	0.3

			Mexico: 0.0%
MXN	1,007,437	(3)	Banco Invex SA / Hipotecaria Credito y Casa SA de CV, 6.450%, 03/13/34	–	–
MXN	105,174	(4)	JPMorgan Hipotecaria su Casita, 6.100%, 09/25/35	5,331	0.0
				5,331	0.0

			Netherlands: 1.0%
	100,000		ArcelorMittal, 7.250%, 03/01/41	127,000	0.1
	170,000		ArcelorMittal, 7.500%, 10/15/39	218,450	0.1
	300,000	(1)	Braskem Netherlands Finance BV, 4.500%, 01/10/28	295,515	0.1
	269,000		Cooperatieve Rabobank UA, 4.500%, 01/11/21	285,223	0.1
	690,000		Shell International Finance BV, 3.250%, 05/11/25	709,628	0.3
	361,000		Shell International Finance BV, 4.000%, 05/10/46	385,110	0.2
	300,000	(1)	Siemens Financieringsmaatschappij NV, 2.350%, 10/15/26	283,619	0.1
				2,304,545	1.0

			Norway: 0.2%
	380,000		Statoil ASA, 2.450%, 01/17/23	377,954	0.2

			South Africa: 0.0%
ZAR	1,000,000		Transnet SOC Ltd., 10.800%, 11/06/23	85,662	0.0

			Sweden: 0.1%
	298,000	(1)	Nordea Bank AB, 5.500%, 12/31/99	306,568	0.1

			Switzerland: 0.3%
	400,000	(1)	Credit Suisse AG, 6.500%, 08/08/23	448,550	0.2

See Accompanying Notes to Financial Statements

1

Voya Global Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2017 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Switzerland: (continued)
250,000		UBS AG/Stamford CT, 7.625%, 08/17/22	292,675	0.1
			741,225	0.3

		United Kingdom: 1.4%
230,000	(1)	Anglo American Capital PLC, 4.750%, 04/10/27	241,018	0.1
283,000		Aon PLC, 2.800%, 03/15/21	284,148	0.1
530,000		BP Capital Markets PLC, 3.216%, 11/28/23	541,740	0.2
200,000	(1)	Reckitt Benckiser Treasury Services PLC, 3.000%, 06/26/27	195,507	0.1
239,000	(1)	Santander UK Group Holdings PLC, 5.625%, 09/15/45	290,370	0.1
1,002,000		Santander UK PLC, 2.375%, 03/16/20	1,002,514	0.5
400,000	(1),(2)	Standard Chartered PLC, 4.300%, 02/19/27	408,317	0.2
200,000	(1)	Virgin Media Secured Finance PLC, 5.250%, 01/15/26	202,750	0.1
			3,166,364	1.4

		United States: 18.7%
424,000		21st Century Fox America, Inc., 4.500%, 02/15/21	448,421	0.2
300,000		21st Century Fox America, Inc., 5.400%, 10/01/43	372,145	0.2
150,000		AbbVie, Inc., 3.600%, 05/14/25	154,417	0.1
321,000		AbbVie, Inc., 4.300%, 05/14/36	344,805	0.2
537,000		Allergan Funding SCS, 2.350%, 03/12/18	537,445	0.2
53,000		Aetna, Inc., 2.800%, 06/15/23	52,219	0.0
325,000	(2)	AMC Entertainment Holdings, Inc., 5.875%, 11/15/26	321,750	0.1
233,000		American Tower Corp., 3.500%, 01/31/23	238,485	0.1
70,000		Andeavor Logistics L.P. / Tesoro Logistics Finance Corp., 5.250%, 01/15/25	73,707	0.0
432,000		Anheuser-Busch InBev Finance, Inc., 2.650%, 02/01/21	434,441	0.2
555,000		Anheuser-Busch InBev Finance, Inc., 3.650%, 02/01/26	573,577	0.3
301,000	(1)	AT&T, Inc., 4.300%, 02/15/30	301,354	0.1
299,000		AT&T, Inc., 5.150%, 03/15/42	311,076	0.1
430,000		AT&T, Inc., 5.450%, 03/01/47	460,905	0.2
368,000		Bank of America Corp., 3.300%, 01/11/23	376,671	0.2
387,000	(1)	Bank of America Corp., 3.419%, 12/20/28	387,451	0.2
458,000		Bank of America Corp., 4.100%, 07/24/23	486,663	0.2
167,000		Bank of America Corp., 4.000%, 04/01/24	176,651	0.1
412,000		Bank of New York Mellon Corp., 2.050%, 05/03/21	407,149	0.2
300,000		Boardwalk Pipelines L.P., 5.950%, 06/01/26	335,114	0.1
105,000	(1)	Brink's Co/The, 4.625%, 10/15/27	103,162	0.0
300,000	(1)	Builders FirstSource, Inc., 5.625%, 09/01/24	313,335	0.1
540,000	(1)	Calpine Corp., 6.000%, 01/15/22	558,225	0.2
395,000		CBRE Services, Inc., 5.250%, 03/15/25	435,012	0.2
216,000		CBS Corp., 3.700%, 08/15/24	222,528	0.1
249,000		CCO Holdings LLC / CCO Holdings Capital Corp., 5.125%, 02/15/23	255,225	0.1
60,000	(1)	CCO Holdings LLC / CCO Holdings Capital Corp., 5.125%, 05/01/27	59,250	0.0
100,000		CDW LLC / CDW Finance Corp., 5.000%, 09/01/25	104,000	0.0
501,000		Celgene Corp., 4.000%, 08/15/23	527,674	0.2
472,000		Charter Communications Operating LLC / Charter Communications Operating Capital, 4.464%, 07/23/22	492,890	0.2
195,000	(2)	CHS/Community Health Systems, Inc., 5.125%, 08/01/21	176,475	0.1
579,000		Citigroup, Inc., 4.000%, 08/05/24	604,577	0.3
469,000		Citigroup, Inc., 5.500%, 09/13/25	529,065	0.2
758,000		Citizens Bank NA/Providence RI, 2.450%, 12/04/19	758,762	0.3
165,000		Comcast Corp., 2.350%, 01/15/27	155,967	0.1
200,000		Comcast Corp., 4.250%, 01/15/33	218,225	0.1
185,000	(1)	CommScope Technologies LLC, 5.000%, 03/15/27	185,462	0.1
255,000	(1)	Continental Resources, Inc./OK, 4.375%, 01/15/28	252,055	0.1
562,000	(1)	Cox Communications, Inc., 2.950%, 06/30/23	554,620	0.2
335,000	(1)	CRC Escrow Issuer LLC / CRC Finco, Inc., 5.250%, 10/15/25	339,288	0.2
300,000		CSC Holdings LLC, 5.250%, 06/01/24	294,750	0.1
777,000		CVS Health Corp., 2.800%, 07/20/20	780,648	0.3
177,000	(1)	Dell International LLC / EMC Corp., 4.420%, 06/15/21	184,564	0.1
480,000	(1)	Dell International LLC / EMC Corp., 5.450%, 06/15/23	519,231	0.2
313,000	(1)	Dell International LLC / EMC Corp., 6.020%, 06/15/26	345,601	0.2
442,000		Discover Bank, 7.000%, 04/15/20	482,000	0.2
355,000		DISH DBS Corp., 5.875%, 11/15/24	346,569	0.2
147,000		Eastman Chemical Co., 2.700%, 01/15/20	148,010	0.1

See Accompanying Notes to Financial Statements

2

Voya Global Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2017 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		United States: (continued)
1,026,000		Energy Transfer L.P., 4.900%, 02/01/24	1,086,171	0.5
558,000		Entergy Corp., 5.125%, 09/15/20	589,818	0.3
153,000		Envision Healthcare Corp., 5.625%, 07/15/22	155,295	0.1
470,000	(1)	ESH Hospitality, Inc., 5.250%, 05/01/25	475,875	0.2
318,000		Fifth Third Bancorp, 8.250%, 03/01/38	486,702	0.2
310,000	(1)	First Data Corp., 5.750%, 01/15/24	323,097	0.1
532,000		FirstEnergy Corp., 4.250%, 03/15/23	556,195	0.2
205,000		General Electric Co., 6.750%, 03/15/32	281,142	0.1
224,000		General Motors Financial Co., Inc., 4.300%, 07/13/25	233,739	0.1
192,000		Gilead Sciences, Inc., 2.950%, 03/01/27	189,010	0.1
240,000		Goldman Sachs Group, Inc./The, 2.625%, 04/25/21	239,999	0.1
940,000		Goldman Sachs Group, Inc./The, 2.876%, 10/31/22	937,709	0.4
105,000		Goodyear Tire & Rubber Co/The, 4.875%, 03/15/27	107,756	0.0
240,000		HCA, Inc., 5.500%, 06/15/47	240,000	0.1
240,000		HCA, Inc., 5.875%, 02/15/26	254,400	0.1
70,000	(1)	Hess Infrastructure Partners L.P. / Hess Infrastructure Partners Finance Corp., 5.625%, 02/15/26	72,625	0.0
115,000	(1)	Hill-Rom Holdings, Inc., 5.000%, 02/15/25	117,840	0.1
75,000	(1)	IHS Markit Ltd, 4.000%, 03/01/26	75,281	0.0
1,041,000		Indiana Michigan Power Co., 7.000%, 03/15/19	1,097,782	0.5
320,000	(1)	Iron Mountain, Inc., 5.250%, 03/15/28	320,000	0.1
570,000	(1)	JBS USA LUX SA / JBS USA Finance, Inc., 5.875%, 07/15/24	553,612	0.2
245,000	(4)	Jefferson Smurfit Escrow, 06/01/49	–	–
140,000		Johnson & Johnson, 2.900%, 01/15/28	140,342	0.1
150,000		Johnson & Johnson, 3.400%, 01/15/38	153,846	0.1
362,000		JPMorgan Chase & Co., 1.625%, 05/15/18	361,782	0.2
357,000		JPMorgan Chase & Co., 2.550%, 03/01/21	357,314	0.2
478,000		JPMorgan Chase & Co., 6.000%, 12/31/99	515,069	0.2
222,000		Kinder Morgan Energy Partners L.P., 4.250%, 09/01/24	230,195	0.1
317,000		Kraft Heinz Foods Co., 3.000%, 06/01/26	305,521	0.1
342,000		Kroger Co/The, 4.450%, 02/01/47	342,561	0.2
291,000	(1)	Lennar Corp., 4.750%, 11/29/27	301,127	0.1
335,000		Level 3 Parent LLC, 5.750%, 12/01/22	337,194	0.2
375,000		Medtronic, Inc., 3.150%, 03/15/22	384,272	0.2
380,000	(1)	Metropolitan Edison Co., 4.000%, 04/15/25	391,029	0.2
320,000		MGM Resorts International, 4.625%, 09/01/26	324,800	0.1
372,000		Morgan Stanley, 3.750%, 02/25/23	385,741	0.2
618,000		Morgan Stanley, 4.100%, 05/22/23	644,539	0.3
625,000		Netflix, Inc., 5.750%, 03/01/24	666,406	0.3
438,000		Newell Brands, Inc., 2.875%, 12/01/19	441,664	0.2
381,000		NextEra Energy Capital Holdings, Inc., 3.625%, 06/15/23	392,125	0.2
175,000	(1)	Nielsen Finance LLC / Nielsen Finance Co., 5.000%, 04/15/22	180,469	0.1
235,000		Nordstrom, Inc., 5.000%, 01/15/44	227,185	0.1
315,000	(1)	Novelis Corp., 5.875%, 09/30/26	322,087	0.1
220,000		Occidental Petroleum Corp., 4.625%, 06/15/45	249,417	0.1
349,000		Oracle Corp., 2.950%, 05/15/25	350,764	0.2
150,000		O'Reilly Automotive, Inc., 3.600%, 09/01/27	150,806	0.1
140,000	(1)	Owens-Brockway Glass Container, Inc., 5.875%, 08/15/23	151,112	0.1
235,000		Pfizer, Inc., 2.750%, 06/03/26	232,167	0.1
460,000		Philip Morris International, Inc., 4.250%, 11/10/44	485,611	0.2
475,000	(1)	Post Holdings, Inc., 5.000%, 08/15/26	468,469	0.2
115,000		Qualcomm, Inc., 3.250%, 05/20/27	112,387	0.1
245,000	(1)	Quicken Loans, Inc., 5.250%, 01/15/28	242,476	0.1
280,000		Energy Transfer L.P. / Regency Energy Finance Corp., 4.500%, 11/01/23	290,212	0.1
272,000		Reynolds American, Inc., 6.150%, 09/15/43	350,581	0.2
117,000		Scripps Networks Interactive, Inc., 2.750%, 11/15/19	117,135	0.1
315,000		Service Corp. International/US, 4.625%, 12/15/27	320,393	0.1
135,000	(1)	Sirius XM Radio, Inc., 5.000%, 08/01/27	136,013	0.1
175,000	(1)	Sirius XM Radio, Inc., 5.375%, 04/15/25	182,656	0.1
95,000	(1)	Six Flags Entertainment Corp., 4.875%, 07/31/24	96,663	0.0
370,000	(1)	Six Flags Entertainment Corp., 5.500%, 04/15/27	383,875	0.2
125,000		SLM Corp., 5.125%, 04/05/22	130,313	0.1

See Accompanying Notes to Financial Statements

3

Voya Global Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2017 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		United States: (continued)
200,000		Southwest Airlines Co., 3.450%, 11/16/27	199,329	0.1
235,000	(1)	Standard Industries, Inc./NJ, 5.000%, 02/15/27	240,875	0.1
245,000	(4)	Stone Webster Escrow, 07/01/49	–	–
185,000		Summit Midstream Holdings LLC / Summit Midstream Finance Corp., 5.750%, 04/15/25	187,477	0.1
104,000		Sunoco Logistics Partners Operations L.P., 4.250%, 04/01/24	106,144	0.0
445,000		Synchrony Financial, 4.250%, 08/15/24	461,949	0.2
335,000	(1)	Tallgrass Energy Partners L.P. / Tallgrass Energy Finance Corp., 5.500%, 01/15/28	339,506	0.2
70,000		Teleflex, Inc., 4.625%, 11/15/27	70,861	0.0
272,000		Time Warner Cable LLC, 5.875%, 11/15/40	295,852	0.1
485,000		Time Warner, Inc., 6.500%, 11/15/36	609,262	0.3
295,000		T-Mobile USA, Inc., 6.500%, 01/15/26	322,656	0.1
50,000		United Rentals North America, Inc., 4.875%, 01/15/28	50,375	0.0
100,000		United Rentals North America, Inc., 5.500%, 07/15/25	106,375	0.0
480,000	(1)	Univision Communications, Inc., 5.125%, 02/15/25	469,200	0.2
505,000	(1),(2)	Valeant Pharmaceuticals International, Inc., 7.250%, 07/15/22	512,575	0.2
230,000		Verizon Communications, Inc., 4.125%, 03/16/27	240,216	0.1
270,000		Verizon Communications, Inc., 5.012%, 08/21/54	276,828	0.1
252,000		Viacom, Inc., 4.375%, 03/15/43	218,762	0.1
599,000		Wells Fargo & Co., 4.100%, 06/03/26	628,631	0.3
250,000	(1)	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp., 5.500%, 03/01/25	258,125	0.1
			42,586,980	18.7

	Total Corporate Bonds/Notes
	(Cost $55,957,743)		57,335,380	25.1

COLLATERALIZED MORTGAGE OBLIGATIONS: 13.0%
		United States: 13.0%
423,483		Adjustable Rate Mortgage Trust 2006-2 1A1, 3.387%, 05/25/36	399,667	0.2
311,594		Alternative Loan Trust 2005-51 3A2A, 2.353%, (12MTA + 1.290%), 11/20/35	302,246	0.1
97,080		Alternative Loan Trust 2006-13T1 A9, 6.000%, 05/25/36	78,909	0.0
598,641		Bank of America Funding 2005-1 Trust 1A1, 5.500%, 02/25/35	600,715	0.3
407,366		CHL Mortgage Pass-Through Trust 2007-7 A7, 5.750%, 06/25/37	375,344	0.2
126,493		Citigroup Mortgage Loan Trust, Inc. 2005-2 1A3, 3.489%, 05/25/35	127,327	0.1
388,990		CitiMortgage Alternative Loan Trust Series 2006-A3 1A7, 6.000%, 07/25/36	375,572	0.2
87,251		CHL Mortgage Pass-Through Trust 2005-17 1A8, 5.500%, 09/25/35	87,065	0.0
81,960		CHL Mortgage Pass-Through Trust 2005-J4 A7, 5.500%, 11/25/35	82,281	0.0
66,991		Countrywide Alternative Loan Trust 2005-53T2 2A6, 2.052%, (US0001M + 0.500%), 11/25/35	40,886	0.0
300,000		Countrywide Asset-Backed Certificates 2005-IM1 M1, 2.272%, (US0001M + 0.720%), 11/25/35	289,544	0.1
20,482	(1)	Deutsche ALT-A Securities, Inc. ALT2007-RS1 A2, 2.052%, (US0001M + 0.500%), 01/27/37	97,244	0.0
500,000		Fannie Mae Connecticut Avenue Securities 2017-C03 1M2, 4.552%, (US0001M + 3.000%), 10/25/29	526,264	0.2
500,000		Fannie Mae Connecticut Avenue Securities 2017-C05 1M2, 3.752%, (US0001M + 2.200%), 01/25/30	505,655	0.2
300,000		Fannie Mae Connecticut Avenue Securities 2017-C07 1M2, 3.952%, (US0001M + 2.400%), 05/25/30	308,215	0.1
600,000		Fannie Mae Connecticut Avenue Securities 2017-C07 2M2, 4.052%, (US0001M + 2.500%), 05/25/30	618,469	0.3
81,856	(5)	Fannie Mae Interest Strip Sereis 328 2, 6.000%, 12/25/32	19,344	0.0
42,068	(5)	Fannie Mae Interest Strip Sereis 332 2, 6.000%, 03/25/33	10,028	0.0
167,202	(5)	Fannie Mae Interest Strip Series 254 2, 7.500%, 01/25/24	27,725	0.0
26,735	(5)	Fannie Mae Interest Strip Series 294 2, 7.000%, 02/25/28	6,066	0.0
219,228	(5)	Fannie Mae Interest Strip Series 319 2, 6.500%, 02/25/32	47,802	0.0
35,720	(5)	Fannie Mae Interest Strip Series 331 5, 6.000%, 02/25/33	7,438	0.0
34,598	(5)	Fannie Mae Interest Strip Series 334 12, 6.000%, 03/25/33	8,111	0.0

See Accompanying Notes to Financial Statements

4

Voya Global Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2017 (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
		United States: (continued)
42,689	(5)	Fannie Mae Interest Strip Series 338 2, 5.500%, 07/25/33	9,438	0.0
18,205	(5)	Fannie Mae Interest Strip Series 356 10, 5.500%, 06/25/35	3,708	0.0
19,493	(5)	Fannie Mae Interest Strip Series 364 15, 6.000%, 09/25/35	4,136	0.0
572,883	(5)	Fannie Mae Interest Strip Series 418 5, 3.500%, 08/25/43	98,082	0.1
878,417	(5)	Fannie Mae Interest Strip Series 418 80, 3.500%, 08/25/33	122,452	0.1
13,928		Fannie Mae REMIC Trust 1999-14 MB, 6.500%, 04/25/29	15,447	0.0
21,003		Fannie Mae REMIC Trust 1999-54 LH, 6.500%, 11/25/29	23,242	0.0
18,770		Fannie Mae REMIC Trust 2001-80 ZB, 6.000%, 01/25/32	20,871	0.0
84,784	(5)	Fannie Mae REMIC Trust 2002-12 SB, 6.198%, (-1.000*US0001M + 7.750%), 07/25/31	16,685	0.0
48,891	(5)	Fannie Mae REMIC Trust 2002-2 SW, 6.198%, (-1.000*US0001M + 7.750%), 02/25/32	9,911	0.0
22,358		Fannie Mae REMIC Trust 2002-21 PE, 6.500%, 04/25/32	25,132	0.0
8,848		Fannie Mae REMIC Trust 2002-29 F, 2.552%, (US0001M + 1.000%), 04/25/32	9,068	0.0
31,873	(5)	Fannie Mae REMIC Trust 2002-41 S, 6.398%, (-1.000*US0001M + 7.950%), 07/25/32	5,981	0.0
2,723		Fannie Mae REMIC Trust 2002-64 FJ, 2.552%, (US0001M + 1.000%), 04/25/32	2,791	0.0
5,805		Fannie Mae REMIC Trust 2002-68 FH, 1.991%, (US0001M + 0.500%), 10/18/32	5,833	0.0
968,615	(5)	Fannie Mae REMIC Trust 2002-77 JS, 6.509%, (-1.000*US0001M + 8.000%), 12/18/32	193,154	0.1
25,670		Fannie Mae REMIC Trust 2002-84 FB, 2.552%, (US0001M + 1.000%), 12/25/32	26,278	0.0
25,667		Fannie Mae REMIC Trust 2003-11 FA, 2.552%, (US0001M + 1.000%), 09/25/32	26,275	0.0
5,538		Fannie Mae REMIC Trust 2003-116 FA, 1.952%, (US0001M + 0.400%), 11/25/33	5,544	0.0
33,373	(5)	Fannie Mae REMIC Trust 2003-13 IO, 7.000%, 03/25/33	8,378	0.0
25,332	(5)	Fannie Mae REMIC Trust 2003-26 IK, 7.000%, 04/25/33	5,887	0.0
19,171	(5)	Fannie Mae REMIC Trust 2003-52 NS, 5.548%, (-1.000*US0001M + 7.100%), 06/25/23	1,540	0.0
134,473	(5)	Fannie Mae REMIC Trust 2004-56 SE, 5.998%, (-1.000*US0001M + 7.550%), 10/25/33	27,490	0.0
36,858		Fannie Mae REMIC Trust 2005-25 PS, 21.331%, (-4.400*US0001M + 28.160%), 04/25/35	59,391	0.0
17,396	(5)	Fannie Mae REMIC Trust 2005-40 SB, 5.198%, (-1.000*US0001M + 6.750%), 05/25/35	2,561	0.0
81,999		Fannie Mae REMIC Trust 2005-71 DB, 4.500%, 08/25/25	84,780	0.0
112,127		Fannie Mae REMIC Trust 2005-74 DK, 17.792%, (-4.000*US0001M + 24.000%), 07/25/35	174,986	0.1
365,995		Fannie Mae REMIC Trust 2005-87 SB, 18.142%, (-3.667*US0001M + 23.830%), 10/25/35	551,450	0.2
291,183		Fannie Mae REMIC Trust 2006-104 ES, 25.689%, (-5.000*US0001M + 33.450%), 11/25/36	506,037	0.2
18,335		Fannie Mae REMIC Trust 2006-11 PS, 18.876%, (-3.667*US0001M + 24.570%), 03/25/36	28,518	0.0
48,397		Fannie Mae REMIC Trust 2006-46 SW, 18.508%, (-3.667*US0001M + 24.200%), 06/25/36	73,668	0.0
277,561	(5)	Fannie Mae REMIC Trust 2006-51 SA, 5.018%, (-1.000*US0001M + 6.570%), 06/25/36	47,611	0.0
91,174	(5)	Fannie Mae REMIC Trust 2006-90 SX, 5.678%, (-1.000*US0001M + 7.230%), 09/25/36	16,773	0.0
10,550,552	(5)	Fannie Mae REMIC Trust 2007-116 DI, 4.388%, (-1.000*US0001M + 5.940%), 01/25/38	1,722,535	0.8
80,008	(5)	Fannie Mae REMIC Trust 2007-88 XI, 4.988%, (-1.000*US0001M + 6.540%), 06/25/37	14,536	0.0
1,039,457	(5)	Fannie Mae REMIC Trust 2007-89 SB, 4.998%, (-1.000*US0001M + 6.550%), 09/25/37	179,912	0.1

See Accompanying Notes to Financial Statements

5

Voya Global Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2017 (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
		United States: (continued)
2,244,578	(5)	Fannie Mae REMIC Trust 2007-94 SG, 4.898%, (-1.000*US0001M + 6.450%), 10/25/37	388,116	0.2
248,774		Fannie Mae REMIC Trust 2010-109 SN, 18.197%, (-5.000*US0001M + 25.000%), 10/25/40	553,476	0.2
156,240		Fannie Mae REMIC Trust 2010-155 PL, 5.000%, 07/25/40	162,544	0.1
4,083,746	(5)	Fannie Mae REMIC Trust 2011-55 SK, 5.008%, (-1.000*US0001M + 6.560%), 06/25/41	754,047	0.3
11,803	(5)	Fannie Mae REMIC Trust 2011-69 AI, 5.000%, 05/25/18	42	0.0
3,284,977	(5)	Fannie Mae REMIC Trust 2011-86 NS, 4.398%, (-1.000*US0001M + 5.950%), 09/25/41	470,330	0.2
2,250,271	(5)	Fannie Mae REMIC Trust 2012-10 US, 4.898%, (-1.000*US0001M + 6.450%), 02/25/42	309,160	0.1
1,676,564	(5)	Fannie Mae REMIC Trust 2012-110 JI, 4.000%, 06/25/42	237,767	0.1
5,542,624	(5)	Fannie Mae REMIC Trust 2012-133 PS, 4.648%, (-1.000*US0001M + 6.200%), 03/25/42	690,883	0.3
2,655,685	(5)	Fannie Mae REMIC Trust 2012-144 SB, 4.548%, (-1.000*US0001M + 6.100%), 01/25/43	584,738	0.3
2,880,071	(5)	Fannie Mae REMIC Trust 2012-27 SB, 4.428%, (-1.000*US0001M + 5.980%), 11/25/41	364,102	0.2
23,601		Fannie Mae REMIC Trust 2013-130 ST, 8.000%, (-16.000*US0001M + 64.000%), 05/25/43	27,982	0.0
1,761,960	(5)	Fannie Mae REMIC Trust 2013-64 LI, 3.000%, 06/25/33	236,913	0.1
10,293,789	(5)	Freddie Mac 3502 DL, 4.523%, (-1.000*US0001M + 6.000%), 01/15/39	1,614,111	0.7
51,315		Freddie Mac REMIC Trust 1360 PZ, 7.500%, 09/15/22	55,359	0.0
30,001		Freddie Mac REMIC Trust 1674 Z, 6.750%, 02/15/24	32,328	0.0
62,818		Freddie Mac REMIC Trust 1897 K, 7.000%, 09/15/26	69,530	0.0
10,972	(5)	Freddie Mac REMIC Trust 2035 PE, 7.000%, 03/15/28	2,432	0.0
56,441	(5)	Freddie Mac REMIC Trust 2049 PL, 7.000%, 04/15/28	11,765	0.0
26,901		Freddie Mac REMIC Trust 2122 F, 1.927%, (US0001M + 0.450%), 02/15/29	27,034	0.0
93,923	(5)	Freddie Mac REMIC Trust 2134 SB, 6.223%, (-1.000*US0001M + 7.700%), 03/15/29	14,800	0.0
101,540	(5)	Freddie Mac REMIC Trust 2136 SG, 6.173%, (-1.000*US0001M + 7.650%), 03/15/29	17,094	0.0
130,999	(5)	Freddie Mac REMIC Trust 2177 SB, 7.473%, (-1.000*US0001M + 8.950%), 08/15/29	26,339	0.0
14,382		Freddie Mac REMIC Trust 2344 FP, 2.427%, (US0001M + 0.950%), 08/15/31	14,780	0.0
6,672		Freddie Mac REMIC Trust 2412 GF, 2.427%, (US0001M + 0.950%), 02/15/32	6,860	0.0
51,026		Freddie Mac REMIC Trust 2415 ZA, 6.500%, 02/15/32	57,476	0.0
40,610		Freddie Mac REMIC Trust 2461 PZ, 6.500%, 06/15/32	44,904	0.0
7,799		Freddie Mac REMIC Trust 2464 FI, 2.477%, (US0001M + 1.000%), 02/15/32	7,986	0.0
8,000		Freddie Mac REMIC Trust 2470 LF, 2.477%, (US0001M + 1.000%), 02/15/32	8,192	0.0
10,838		Freddie Mac REMIC Trust 2471 FD, 2.477%, (US0001M + 1.000%), 03/15/32	11,101	0.0
8,811		Freddie Mac REMIC Trust 2504 FP, 1.977%, (US0001M + 0.500%), 03/15/32	8,857	0.0
35,091		Freddie Mac REMIC Trust 2551 LF, 1.977%, (US0001M + 0.500%), 01/15/33	35,249	0.0
99,245		Freddie Mac REMIC Trust 2676 KY, 5.000%, 09/15/23	104,393	0.1
437,081		Freddie Mac REMIC Trust 2750 XG, 5.000%, 02/15/34	470,387	0.2
376,229		Freddie Mac REMIC Trust 2890 PE, 5.000%, 11/15/34	405,568	0.2
72,454		Freddie Mac REMIC Trust 3001 HT, 8.000%, (-6.667*US0001M + 44.670%), 05/15/35	81,381	0.0
82,709	(5)	Freddie Mac REMIC Trust 3004 SB, 4.673%, (-1.000*US0001M + 6.150%), 07/15/35	9,938	0.0
16,630		Freddie Mac REMIC Trust 3025 SJ, 19.334%, (-3.667*US0001M + 24.750%), 08/15/35	24,911	0.0
1,136,201	(5)	Freddie Mac REMIC Trust 3223 S, 4.473%, (-1.000*US0001M + 5.950%), 10/15/36	144,678	0.1
2,822,297	(5)	Freddie Mac REMIC Trust 3505 SA, 4.523%, (-1.000*US0001M + 6.000%), 01/15/39	456,316	0.2
3,136,751	(5)	Freddie Mac REMIC Trust 3702 S, 2.973%, (-1.000*US0001M + 4.450%), 05/15/36	277,368	0.1
2,681,136	(5)	Freddie Mac REMIC Trust 3710 SL, 4.523%, (-1.000*US0001M + 6.000%), 05/15/36	135,795	0.1

See Accompanying Notes to Financial Statements

6

Voya Global Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2017 (continued)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
		United States: (continued)
238,924	(5)	Freddie Mac REMIC Trust 3803 SG, 5.123%, (-1.000*US0001M + 6.600%), 08/15/28	5,087	0.0
3,207,262	(5)	Freddie Mac REMIC Trust 3925 SD, 4.573%, (-1.000*US0001M + 6.050%), 07/15/40	383,050	0.2
1,665,951	(5)	Freddie Mac REMIC Trust 4136 SW, 4.773%, (-1.000*US0001M + 6.250%), 11/15/32	266,990	0.1
741,631	(5)	Freddie Mac REMIC Trust 4161 CI, 4.000%, 02/15/43	133,621	0.1
11,322,502	(5)	Freddie Mac REMIC Trust 4194 GI, 4.000%, 04/15/43	1,939,913	0.9
1,333,323	(5)	Freddie Mac Series 4120 IK, 3.000%, 10/15/32	172,618	0.1
100,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2015-DNA3 M3, 6.252%, (US0001M + 4.700%), 04/25/28	118,239	0.1
400,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2017-DNA3 M2, 4.052%, (US0001M + 2.500%), 03/25/30	414,782	0.2
600,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2017-HQA2 M2, 4.202%, (US0001M + 2.650%), 12/25/29	621,195	0.3
476,634		Ginnie Mae Series 2007-8 SP, 17.181%, (-3.242*US0001M + 22.050%), 03/20/37	684,013	0.3
2,774,624	(5)	Ginnie Mae Series 2010-165 IP, 4.000%, 04/20/38	123,811	0.1
2,632,697	(5)	Ginnie Mae Series 2010-68 MS, 4.349%, (-1.000*US0001M + 5.850%), 06/20/40	378,672	0.2
1,884,439	(5)	Ginnie Mae Series 2012-97 SC, 5.209%, (-1.000*US0001M + 6.700%), 07/16/41	312,485	0.1
283,778		GreenPoint Mortgage Funding Trust 2006-AR3 4A1, 1.762%, (US0001M + 0.210%), 04/25/36	262,614	0.1
77,896		GSR Mortgage Loan Trust 2005-AR6 1A4, 3.506%, 09/25/35	80,307	0.0
723,895		IndyMac INDX Mortgage Loan Trust 2006-AR2 1A1B, 1.762%, (US0001M + 0.210%), 04/25/46	671,882	0.3
692,665		JP Morgan Mortgage Trust 2005-A4 B1, 3.560%, 07/25/35	625,159	0.3
106,047		JP Morgan Mortgage Trust 2007-A1 7A1, 3.658%, 07/25/35	106,257	0.1
297,709	(1)	JP Morgan Mortgage Trust 2017-3 B1, 3.882%, 08/25/47	299,814	0.1
153,186		Lehman XS Trust Series 2005-5N 1A2, 1.912%, (US0001M + 0.360%), 11/25/35	136,600	0.1
122,845		MASTR Adjustable Rate Mortgages Trust 2006-2 1A1, 3.707%, 04/25/36	122,442	0.1
2,570,137		RALI Series Trust 2006-QO1 X2, 2.143%, 02/25/46	238,114	0.1
773,562		TBW Mortgage-Backed Trust 2007-2 A1A, 5.965%, 07/25/37	483,616	0.2
8,855,466	(5)	WaMu Mortgage Pass-Through Certificates Series 2005-AR11 X, 1.121%, 08/25/45	287,537	0.1
56,867		WaMu Mortgage Pass-Through Certificates Series 2006-AR12 1A1, 3.287%, 10/25/36	55,559	0.0
931,981		WaMu Mortgage Pass-Through Certificates Series 2006-AR16 3A1, 2.992%, 12/25/36	910,400	0.4
210,460		WaMu Mortgage Pass-Through Certificates Series 2006-AR8 1A4, 3.249%, 08/25/46	199,522	0.1
428,806		WaMu Mortgage Pass-Through Certificates Series 2007-HY2 1A1, 3.163%, 12/25/36	413,495	0.2
121,547		WaMu Mortgage Pass-Through Certificates Series 2007-HY4 1A1, 2.832%, 04/25/37	111,135	0.1
139,729		Wells Fargo Alternative Loan 2007-PA2 2A1, 1.982%, (US0001M + 0.430%), 06/25/37	116,022	0.1
68,414		Wells Fargo Mortgage Backed Securities 2005-AR16 2A1, 3.543%, 02/25/34	70,314	0.0
174,795		Wells Fargo Mortgage Backed Securities 2006-8 A15, 6.000%, 07/25/36	176,474	0.1
219,417		Wells Fargo Mortgage Backed Securities 2006-AR17 A1, 3.631%, 10/25/36	215,052	0.1
47,325		Wells Fargo Mortgage Backed Securities 2006-AR17 A2, 3.631%, 10/25/36	46,384	0.0
278,153		Wells Fargo Mortgage Backed Securities 2006-AR7 2A1, 3.336%, 05/25/36	276,157	0.1
275,376		Wells Fargo Mortgage Backed Securities 2006-AR8 3A2, 3.612%, 04/25/36	273,069	0.1

	Total Collateralized Mortgage Obligations
	(Cost $28,576,107)		29,761,431	13.0

See Accompanying Notes to Financial Statements

7

Voya Global Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2017 (continued)

Principal Amount†				Value	Percentage of Net Assets
STRUCTURED PRODUCTS: 0.0%
			Russia: 0.0%
RUB	5,083,300	(4)	Morgan Stanley & Co. International PLC - EM Whole Loan SA /Russian Federation Total Return Linked Bonds, Series 007, Cl. VR, 5.000%, 08/22/34	38,901	0.0

		Total Structured Products
		(Cost $181,592)		38,901	0.0

U.S. GOVERNMENT AGENCY OBLIGATIONS: 1.1%
			Federal Home Loan Mortgage Corporation: 0.6%(6)
	220,508		4.000%, 09/01/45	230,708	0.1
	330,272		4.000%, 09/01/45	345,557	0.2
	175,297		4.000%, 09/01/45	183,400	0.1
	122,336		4.000%, 09/01/45	127,999	0.1
	254,493		4.000%, 05/01/46	266,281	0.1
	1,917		5.000%, 01/01/20	1,970	0.0
	7,745		5.000%, 02/01/20	7,910	0.0
	12,739		5.000%, 12/01/34	13,825	0.0
	173		5.500%, 01/01/18	172	0.0
	42,709		6.000%, 02/01/34	48,239	0.0
	9		6.500%, 04/01/18	9	0.0
	7,210		6.500%, 02/01/22	7,731	0.0
	8,727		6.500%, 09/01/22	9,275	0.0
	3,278		6.500%, 08/01/32	3,718	0.0
	7,008		6.500%, 07/01/34	7,769	0.0
	6,487		6.500%, 07/01/34	7,190	0.0
				1,261,753	0.6

			Federal National Mortgage Association: 0.5%(6)
	71,630		2.500%, 06/01/30	71,791	0.0
	104,425		2.500%, 06/01/30	104,659	0.1
	42,793		2.500%, 07/01/30	42,889	0.0
	171,999		3.510%, 10/01/36	181,641	0.1
	201,996		4.000%, 05/01/45	211,470	0.1
	80,604		5.000%, 06/01/41	87,096	0.0
	5,540		5.500%, 09/01/19	5,620	0.0
	4,621		5.500%, 09/01/19	4,683	0.0
	24,879		5.500%, 09/01/24	27,248	0.0
	3,474		6.000%, 05/01/21	3,573	0.0
	98,381		6.000%, 11/01/34	111,590	0.1
	155,212		6.000%, 04/01/35	176,279	0.1
	72,298		6.500%, 12/01/29	81,562	0.0
	29,776		6.500%, 01/01/34	33,765	0.0
	528		7.000%, 04/01/33	564	0.0
	23,295		7.500%, 09/01/32	27,311	0.0
	53,518		7.500%, 01/01/33	62,845	0.0
				1,234,586	0.5

			Government National Mortgage Association: 0.0%
	45,792		5.000%, 04/15/34	49,702	0.0
	20,073		6.500%, 02/20/35	23,220	0.0
				72,922	0.0

		Total U.S. Government Agency Obligations
		(Cost $2,529,342)		2,569,261	1.1

U.S. TREASURY OBLIGATIONS: 9.8%
			U.S. Treasury Bonds: 1.0%
	2,353,000		2.750%, 08/15/47	2,353,802	1.0

			U.S. Treasury Notes: 8.8%
	3,420,000		0.625%, 06/30/18	3,405,974	1.5
	30,000		1.250%, 10/31/21	29,065	0.0
	220,000		1.625%, 10/31/23	212,385	0.1
	1,773,000	(2)	1.750%, 11/30/19	1,768,528	0.8
	2,744,000		1.875%, 12/15/20	2,736,124	1.2
	1,071,000	(2)	2.000%, 11/30/22	1,061,227	0.5
	1,167,000		2.125%, 11/30/24	1,151,562	0.5
	9,859,000	(2)	2.250%, 11/15/27	9,718,371	4.2
				20,083,236	8.8

		Total U.S. Treasury Obligations
		(Cost $22,400,296)		22,437,038	9.8

ASSET-BACKED SECURITIES: 4.2%
			Cayman Islands: 3.7%
	350,000	(1)	ALM VII R-2 Ltd. 2013-7R2A A2R, 3.359%, (US0003M + 2.000%), 10/15/27	352,728	0.2
	240,000	(1)	Apidos CLO XI 2012-11A BR, 3.303%, (US0003M + 1.950%), 01/17/28	241,759	0.1
	210,000	(1)	Apidos CLO XVII 2014-17A A2R, 3.203%, (US0003M + 1.850%), 04/17/26	210,377	0.1
	370,000	(1)	Apidos CLO XVII 2014-17A BR, 3.853%, (US0003M + 2.500%), 04/17/26	370,939	0.2
	250,000	(1)	ArrowMark Colorado Holdings 2017-7A C, 3.504%, (US0003M + 1.900%), 07/15/30	250,487	0.1
	250,000	(1)	Avery Point IV CLO Ltd. 2014-1A CR, 3.717%, (US0003M + 2.350%), 04/25/26	250,843	0.1
	250,000	(1)	Babson CLO Ltd. 2014-IA BR, 3.563%, (US0003M + 2.200%), 07/20/25	250,552	0.1
	510,000	(1)	BlueMountain CLO 2012-2A BR, 3.336%, (US0003M + 1.900%), 11/20/28	513,629	0.2
	330,000	(1)	BlueMountain CLO 2014-4A B1R, 3.318%, (US0003M + 1.850%), 11/30/26	331,812	0.2
	300,000	(1)	BlueMountain CLO 2014-4A CR, 4.018%, (US0003M + 2.550%), 11/30/26	302,052	0.1
	640,000	(1)	Bristol Park CLO Ltd. 2016-1A B, 3.259%, (US0003M + 1.900%), 04/15/29	644,853	0.3
	290,000	(1)	Carlyle Global Market Strategies CLO Ltd. 2012-4A BR, 3.263%, (US0003M + 1.900%), 01/20/29	293,014	0.1
	250,000	(1)	Carlyle Global Market Strategies CLO Ltd. 2014-3A BR, 3.525%, (US0003M + 2.150%), 07/27/26	251,221	0.1
	250,000	(1)	Cedar Funding II CLO Ltd. 2013-1A CR, 3.886%, (US0003M + 2.350%), 06/09/30	251,952	0.1
	500,000	(1)	Cedar Funding IV CLO Ltd. 2014-4A CR, 3.613%, (US0003M + 2.250%), 07/23/30	502,258	0.2
	520,000	(1)	Dryden 33 Senior Loan Fund 2014-33A BR, 3.209%, (US0003M + 1.850%), 10/15/28	524,994	0.2

See Accompanying Notes to Financial Statements

8

Voya Global Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2017 (continued)

Principal Amount†				Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
			Cayman Islands: (continued)
	250,000	(1)	Madison Park Funding XI Ltd. 2013-11A CR, 3.563%, (US0003M + 2.200%), 07/23/29	250,560	0.1
	250,000	(1)	Octagon Investment Partners XIX Ltd. 2014-1A CR, 3.459%, (US0003M + 2.100%), 04/15/26	250,220	0.1
	250,000	(1)	Palmer Square CLO 2015-2A BR Ltd., 3.763%, (US0003M + 2.400%), 07/20/30	252,486	0.1
	575,000	(1)	Palmer Square Loan Funding 2017-1A D Ltd., 6.170%, (US0003M + 4.850%), 10/15/25	573,511	0.3
	266,000	(1)	Recette CLO Ltd. 2015-1A CR, 3.063%, (US0003M + 1.700%), 10/20/27	266,704	0.1
	250,000	(1)	Thacher Park CLO Ltd. 2014-1A CR, 3.563%, (US0003M + 2.200%), 10/20/26	250,806	0.1
	250,000	(1)	THL Credit Wind River 2013-2A CR CLO Ltd., 3.354%, (US0003M + 2.000%), 10/18/30	251,981	0.1
	560,000	(1)	THL Credit Wind River 2017-3A C CLO Ltd., 3.439%, (US0003M + 2.200%), 10/15/30	565,889	0.3
	250,000	(1)	THL Credit Wind River 2017-4A C CLO Ltd., 3.256%, (US0003M + 1.750%), 11/20/30	250,460	0.1
				8,456,087	3.7

			United States: 0.5%
	344,545		Citigroup Mortgage Loan Trust 2006-WF1 A2E, 4.985%, 03/25/36	253,271	0.1
	200,000	(1)	Mill City Mortgage Loan Trust 2017-2 M2, 3.250%, 07/25/59	200,500	0.1
	640,000	(1)	OHA Loan Funding Ltd. 2016-1A B1, 3.163%, (US0003M + 1.800%), 01/20/28	643,381	0.3
				1,097,152	0.5

		Total Asset-Backed Securities
		(Cost $9,506,871)		9,553,239	4.2

FOREIGN GOVERNMENT BONDS: 7.9%
			Brazil: 0.3%
BRL	705,000		Brazil Notas do Tesouro Nacional Series F, 6.000%, 05/15/45	697,628	0.3

			Germany: 0.9%
EUR	50,000		Bundesrepublik Deutschland Bundesanleihe, 0.290%, 08/15/26	58,532	0.0
EUR	10,000		Bundesrepublik Deutschland Bundesanleihe, 2.000%, 08/15/23	13,413	0.0
EUR	680,000		Bundesrepublik Deutschland Bundesanleihe, 2.500%, 08/15/46	1,071,561	0.5
EUR	760,000		Bundesschatzanweisungen, -0.670%, 12/14/18	917,772	0.4
				2,061,278	0.9

			Hungary: 0.4%
EUR	650,000		Hungary Government International Bond, 1.750%, 10/10/27	808,951	0.4

			Indonesia: 0.2%
IDR	5,665,000,000		Indonesia Treasury Bond, 7.500%, 08/15/32	442,713	0.2

			Italy: 5.7%
EUR	4,840,000		Italy Buoni Poliennali Del Tesoro, 2.200%, 06/01/27	5,935,353	2.6
EUR	4,900,000		Italy Buoni Poliennali Del Tesoro, 4.500%, 03/01/26	7,141,934	3.1
				13,077,287	5.7

			Russia: 0.4%
RUB	51,720,000		Russian Federal Bond - OFZ, 7.500%, 08/18/21	914,122	0.4

		Total Foreign Government Bonds
		(Cost $17,114,648)		18,001,979	7.9

COMMERCIAL MORTGAGE-BACKED SECURITIES: 9.5%
			United States: 9.5%
	7,015,878	(5)	BANK 2017-BNK5 XA, 1.107%, 06/15/60	508,757	0.2
	900,000	(1)	BANK 2017-BNK6 E, 2.656%, 07/15/60	534,300	0.2
	141,110		Bank of America Commercial Mortgage Trust 2007-3 B, 5.697%, 06/10/49	142,602	0.1
	390,000		Bank of America Commercial Mortgage Trust 2007-3 C, 5.697%, 06/10/49	401,189	0.2
	8,865,662	(5)	Bank of America Commercial Mortgage Trust 2017-BNK3 XA, 1.144%, 02/15/50	681,541	0.3
	8,020,000	(1),(5)	BBCCRE Trust 2015-GTP XA, 0.597%, 08/10/33	348,585	0.2
	2,069,115	(5)	Barclays Commercial Mortgage Trust 2017-C1 XA, 1.524%, 02/15/50	215,022	0.1
	440,000	(1)	Bear Stearns Commercial Mortgage Securities Trust 2004-PWR6 E, 5.406%, 11/11/41	456,015	0.2
	140,000	(1)	Bear Stearns Commercial Mortgage Securities Trust 2006-TOP22 E, 5.720%, 04/12/38	146,824	0.1
	396,062	(1)	Beckman Coulter, Inc. 2000-A A, 7.498%, 12/15/18	397,429	0.2
	1,872,202	(5)	CD 2016-CD1 Mortgage Trust XA, 1.437%, 08/10/49	170,222	0.1

See Accompanying Notes to Financial Statements

9

Voya Global Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2017 (continued)

Principal Amount†			Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
		United States: (continued)
8,976,749	(5)	CFCRE Commercial Mortgage Trust 2016-C7 XA, 0.789%, 12/10/54	490,113	0.2
3,247,322	(5)	Citigroup Commercial Mortgage Trust 2017-C4 XA, 1.127%, 10/12/50	255,131	0.1
210,000		Citigroup Commercial Mortgage Trust 2017-P8 C, 4.272%, 09/15/50	210,907	0.1
3,451,704	(5)	COMM 2012-CR1 XA, 1.878%, 05/15/45	228,320	0.1
10,168,445	(1),(5)	COMM 2012-LTRT XA, 1.002%, 10/05/30	365,770	0.2
10,279,329	(5)	COMM 2013-CCRE13 XA, 0.915%, 11/12/46	341,048	0.1
14,268,124	(5)	COMM 2014-CR16 XA, 1.172%, 04/10/47	645,571	0.3
570,000		COMM 2016-COR1 C, 4.394%, 10/10/49	572,019	0.3
4,468,682	(5)	COMM 2016-CR28 XA, 0.393%, 02/10/49	181,980	0.1
1,000,000		COMM 2017-COR2 C, 4.563%, 09/10/50	1,009,201	0.4
13,544,333	(5)	CSAIL 2017-CX9 XA Commercial Mortgage Trust, 0.904%, 09/15/50	700,157	0.3
290,000	(1)	DBJPM 16-C3 Mortgage Trust, 3.494%, 09/10/49	240,562	0.1
2,030,059	(1),(5)	DBUBS 2011-LC1A XA, 0.726%, 11/10/46	31,357	0.0
210,000	(1)	DBUBS 2011-LC2A D, 5.542%, 07/10/44	219,145	0.1
3,560,000	(5)	Freddie Mac Multifamily Structured Pass Through Certificates K010 X3, 4.622%, 11/25/44	426,924	0.2
3,840,000	(5)	Freddie Mac Multifamily Structured Pass Through Certificates K013 X3, 2.814%, 01/25/43	309,496	0.1
8,385,405	(5)	Freddie Mac Multifamily Structured Pass Through Certificates K018 X1, 1.372%, 01/25/22	371,910	0.2
10,000,000	(5)	Freddie Mac Multifamily Structured Pass Through Certificates K035 X3, 1.791%, 12/25/41	873,577	0.4
8,935,008	(5)	Freddie Mac Multifamily Structured Pass Through Certificates K704 X1, 1.964%, 08/25/18	57,502	0.0
28,507,666	(5)	Freddie Mac Multifamily Structured Pass Through Certificates K710 X1, 1.733%, 05/25/19	529,946	0.2
4,423,190	(5)	Freddie Mac Multifamily Structured Pass Through Certificates K711 X3, 1.619%, 08/25/40	112,412	0.0
41,200,265	(1),(5)	FREMF Mortgage Trust 2012-K17 X2A, 0.100%, 12/25/44	128,298	0.1
247,472	(1)	GCCFC Commercial Mortgage Trust 2004-GG1 F, 6.382%, 06/10/36	246,658	0.1
100,000	(1)	GS Mortgage Securities Trust 2010-C2 F, 4.548%, 12/10/43	89,955	0.0
2,327,717	(5)	GS Mortgage Securities Trust 2012-GCJ7 XA, 2.228%, 05/10/45	145,108	0.1
5,630,612	(5)	GS Mortgage Securities Trust 2013-GC16 XA, 1.398%, 11/10/46	231,025	0.1
3,973,377	(5)	GS Mortgage Securities Trust 2013-GCJ14 XA, 0.727%, 08/10/46	115,713	0.1
1,350,000	(1)	GS Mortgage Securities Trust 2016-GS4 E, 3.803%, 11/10/49	955,551	0.4
2,940,000	(1),(5)	JP Morgan Chase Commercial Mortgage Securities Corp. 2012-LC9 XB, 0.328%, 12/15/47	44,909	0.0
270,000		JP Morgan Chase Commercial Mortgage Securities Trust 2004-CIBC9 E, 5.338%, 06/12/41	271,514	0.1
300,000		JP Morgan Chase Commercial Mortgage Securities Trust 2005-LDP2 F, 5.010%, 07/15/42	299,995	0.1
6,987,322	(5)	JP Morgan Chase Commercial Mortgage Securities Trust 2012-CIBX XA, 1.653%, 06/15/45	317,575	0.1
250,000		JP Morgan Chase Commercial Mortgage Securities Trust 2013-C10 C, 4.142%, 12/15/47	249,970	0.1
660,000		JPMBB Commercial Mortgage Securities Trust 2014-C18 AS, 4.439%, 02/15/47	703,047	0.3
731,507	(1)	JPMBB Commercial Mortgage Securities Trust 2014-C24 ESK, 9.989%, 11/15/47	729,293	0.3
13,484,179	(5)	JPMBB Commercial Mortgage Securities Trust 2014-C24 XA, 1.049%, 11/15/47	571,903	0.2
360,000		LB-UBS Commercial Mortgage Trust 2005-C3 F, 5.013%, 07/15/40	356,157	0.2
38,048		LB-UBS Commercial Mortgage Trust 2006-C4 C, 5.793%, 06/15/38	38,100	0.0
780,000		LB-UBS Commercial Mortgage Trust 2006-C4 D, 5.793%, 06/15/38	780,127	0.3
3,492,128	(1),(5)	LSTAR Commercial Mortgage Trust 2017-5 X, 1.234%, 03/10/50	195,932	0.1
170,000	(1)	Morgan Stanley Capital I Trust 2007-TOP27 B, 5.951%, 06/11/42	185,975	0.1
570,000	(1)	Morgan Stanley Capital I Trust 2011-C1 D, 5.426%, 09/15/47	600,879	0.3
460,000	(1)	Morgan Stanley Capital I Trust 2011-C1 E, 5.426%, 09/15/47	484,681	0.2
207,474	(1)	Morgan Stanley Reremic Trust 2012-XA B, 0.250%, 07/27/49	203,498	0.1

See Accompanying Notes to Financial Statements

10

Voya Global Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2017 (continued)

Principal Amount†			Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
		United States: (continued)
5,360,976	(1),(5)	UBS-Barclays Commercial Mortgage Trust 2012-C3 XA, 1.891%, 08/10/49	390,689	0.2
7,151,704	(5)	Wells Fargo Commercial Mortgage Trust 2016-C37, 1.032%, 12/15/49	404,579	0.2
3,425,663	(1),(5)	WFRBS Commercial Mortgage Trust 2012-C8 XA, 1.851%, 08/15/45	228,967	0.1
1,223,564	(1),(5)	WFRBS Commercial Mortgage Trust 2013-C12 XA, 1.307%, 03/15/48	63,186	0.0
10,245,023	(5)	WFRBS Commercial Mortgage Trust 2014-C19 XA, 1.138%, 03/15/47	486,861	0.2

	Total Commercial Mortgage-Backed Securities
	(Cost $21,584,643)		21,695,679	9.5

Shares			Value	Percentage of Net Assets
COMMON STOCK: 0.0%
		United States: 0.0%
43,083	(2),(4),(7)	American Media, Inc.	–	–
4,988	(7)	Resolute Forest Products, Inc.	55,117	0.0

	Total Common Stock
	(Cost $1,298,014)		55,117	0.0

MUTUAL FUNDS: 23.7%
		United States: 23.7%
1,066,705		Voya Emerging Markets Corporate Debt Fund - Class P	10,763,054	4.7
1,622,144		Voya Emerging Markets Hard Currency Debt Fund - Class P	16,140,338	7.1
3,119,936		Voya Emerging Markets Local Currency Debt Fund - Class P	24,241,904	10.6
357,236		Voya High Yield Bond Fund - Class P	2,890,039	1.3

	Total Mutual Funds
	(Cost $59,523,505)		54,035,335	23.7

			Value	Percentage of Net Assets
PURCHASED OPTIONS (8): 1.0%
	Total Purchased Options
	(Cost $2,668,657)		2,200,881	1.0

	Total Long-Term Investments
	(Cost $221,341,418)		217,684,241	95.3

Principal Amount†			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 6.3%
		Securities Lending Collateral(9): 3.1%
1,695,812		Cantor Fitzgerald, Repurchase Agreement dated 12/29/17, 1.41%, due 01/02/18 (Repurchase Amount $1,696,074, collateralized by various U.S. Government\U.S. Government Agency Obligations, 0.000%-8.500%, Market Value plus accrued interest $1,729,728, due 01/31/18-06/20/63)	1,695,812	0.7
356,280		Daiwa Capital Markets, Repurchase Agreement dated 12/29/17, 1.43%, due 01/02/18 (Repurchase Amount $356,336, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $363,406, due 01/11/18-12/01/51)	356,280	0.2
1,695,812		Millenium Fixed Income Ltd., Repurchase Agreement dated 12/29/17, 1.44%, due 01/02/18 (Repurchase Amount $1,696,080, collateralized by various U.S. Government Securities, 2.875%-3.625%, Market Value plus accrued interest $1,729,728, due 02/15/43-02/15/44)	1,695,812	0.7
1,695,812		NBC Global Finance Ltd., Repurchase Agreement dated 12/29/17, 1.50%, due 01/02/18 (Repurchase Amount $1,696,091, collateralized by various U.S. Government Securities, 0.750%-2.250%, Market Value plus accrued interest $1,729,728, due 09/30/18-09/09/49)	1,695,812	0.7
1,695,812		State of Wisconsin Investment Board, Repurchase Agreement dated 12/29/17, 1.63%, due 01/02/18 (Repurchase Amount $1,696,115, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $1,742,904, due 01/15/19-02/15/46)	1,695,812	0.8
			7,139,528	3.1

See Accompanying Notes to Financial Statements

11

Voya Global Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2017 (continued)

Shares			Value	Percentage of Net Assets
		Mutual Funds: 3.2%
7,148,000	(10)	BlackRock Liquidity Funds, FedFund, Institutional Class, 1.170%
		(Cost $7,148,000)	7,148,000	3.2

	Total Short-Term Investments
	(Cost $14,287,528)		14,287,528	6.3

	Total Investments in Securities (Cost $235,628,946)		$231,971,769	101.6
	Liabilities in Excess of Other Assets		(3,549,420)	(1.6)
	Net Assets		$228,422,349	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(2)	Security, or a portion of the security, is on loan.
(3)	Defaulted security
(4)	For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.
(5)	Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.
(6)	The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.
(7)	Non-income producing security.
(8)	The tables below the Portfolio of Investments detail open purchased options which are non-income producing securities.
(9)	Represents securities purchased with cash collateral received for securities on loan.
(10)	Rate shown is the 7-day yield as of December 31, 2017.

BRL	Brazilian Real
EUR	EU Euro
IDR	Indonesian Rupiah
MXN	Mexican Peso
RUB	Russian Ruble
ZAR	South African Rand

Reference Rate Abbreviations:
12MTA	12-month Treasury Average
US0001M	1-month LIBOR
US0003M	3-month LIBOR
US0012M	12-month LIBOR

See Accompanying Notes to Financial Statements

12

Vy® American Century Small-Mid Cap Value Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2017

Shares			Value	Percentage of Net Assets
COMMON STOCK: 95.6%
		Consumer Discretionary: 5.2%
28,488		Advance Auto Parts, Inc.	2,839,969	0.8
24,904		Camping World Holdings, Inc.	1,113,956	0.3
11,624		Cooper Tire & Rubber Co.	410,908	0.1
7,636	(1)	Delphi Automotive PLC	647,762	0.2
248,015		Entravision Communications Corp.	1,773,307	0.5
18,859	(1)	Helen of Troy Ltd.	1,817,065	0.5
76,686	(2)	Honda Motor Co., Ltd. ADR	2,613,459	0.7
13,915	(1)	Malibu Boats, Inc.	413,693	0.1
44,721	(1)	MarineMax, Inc.	845,227	0.2
15,748	(1)	MCBC Holdings, Inc.	349,920	0.1
8,997		Monro, Inc.	512,379	0.1
22,381		Penske Auto Group, Inc.	1,070,931	0.3
58,355		Pulte Group, Inc.	1,940,304	0.5
19,218	(1)	Red Robin Gourmet Burgers, Inc.	1,083,895	0.3
31,845		Target Corp.	2,077,886	0.5
19,835	(1)	Townsquare Media, Inc.	152,333	0.0
			19,662,994	5.2

		Consumer Staples: 8.8%
125,714		Conagra Brands, Inc.	4,735,646	1.2
24,765		Dr Pepper Snapple Group, Inc.	2,403,691	0.6
24,157	(1),(2)	Edgewell Personal Care Co.	1,434,684	0.4
37,031		Energizer Holdings, Inc.	1,776,747	0.5
68,340		General Mills, Inc.	4,051,879	1.1
18,126		JM Smucker Co.	2,251,974	0.6
10,142		John B Sanfilippo & Son, Inc.	641,481	0.2
49,380		Kellogg Co.	3,356,852	0.9
96,526		Mondelez International, Inc.	4,131,313	1.1
256,872		Orkla ASA	2,722,095	0.7
59,768		Sysco Corp.	3,629,711	1.0
41,062	(1)	TreeHouse Foods, Inc.	2,030,927	0.5
			33,167,000	8.8

		Energy: 10.2%
49,805		Anadarko Petroleum Corp.	2,671,540	0.7
71,814	(1),(2)	Ardmore Shipping Corp.	574,512	0.2
106,373		Baker Hughes a GE Co.	3,365,642	0.9
12,012		Cimarex Energy Co.	1,465,584	0.4
59,307		Devon Energy Corp.	2,455,310	0.7
18,426	(1),(2)	Dril-Quip, Inc.	878,920	0.2
60,336		EQT Corp.	3,434,325	0.9
35,225	(1),(2)	Extraction Oil & Gas, Inc.	504,070	0.1
33,708		Halliburton Co.	1,647,310	0.4
29,619	(1)	Helix Energy Solutions Group, Inc.	223,327	0.1
28,953	(2)	Helmerich & Payne, Inc.	1,871,522	0.5
138,614		Imperial Oil Ltd.	4,326,036	1.1
6,273	(1),(2)	Keane Group, Inc.	119,250	0.0
5,915	(1),(2)	Mammoth Energy Services, Inc.	116,111	0.0
32,846		Marathon Petroleum Corp.	2,167,179	0.6
95,335		National Oilwell Varco, Inc.	3,433,967	0.9
120,459		Noble Energy, Inc.	3,510,175	0.9
50,241		Occidental Petroleum Corp.	3,700,752	1.0
138,479		Scorpio Tankers, Inc.	422,361	0.1
36,064	(2),(3)	Spectra Energy Partners L.P.	1,425,971	0.4
16,235	(1),(2)	WildHorse Resource Development Corp.	298,886	0.1
			38,612,750	10.2

		Financials: 24.2%
17,708		Aflac, Inc.	1,554,408	0.4
21,316		Ameriprise Financial, Inc.	3,612,422	1.0
21,616		Amerisafe, Inc.	1,331,546	0.4
66,921	(2),(3)	Ares Management L.P.	1,338,420	0.4
26,806		Arthur J. Gallagher & Co.	1,696,284	0.4
29,876		Aspen Insurance Holdings Ltd.	1,212,966	0.3
22,606		Bank of Hawaii Corp.	1,937,334	0.5
61,575		Bank of the Ozarks, Inc.	2,983,309	0.8
71,072		BankUnited, Inc.	2,894,052	0.8
89,160		BB&T Corp.	4,433,035	1.2
61,193		Boston Private Financial Holdings, Inc.	945,432	0.2
24,412		Brown & Brown, Inc.	1,256,242	0.3
157,515		Capitol Federal Financial, Inc.	2,112,276	0.6
26,956		Chubb Ltd.	3,939,080	1.0
8,171		Comerica, Inc.	709,324	0.2
41,763		Commerce Bancshares, Inc.	2,332,046	0.6
143,803	(2),(3)	Compass Diversified Holdings	2,437,461	0.6
42,096	(1)	Donnelley Financial Solutions, Inc.	820,451	0.2
384	(1)	Eagle Bancorp, Inc.	22,234	0.0
37,498	(1)	FCB Financial Holdings, Inc.	1,904,898	0.5
3,687	(2)	First Financial Bankshares, Inc.	166,099	0.0
62,411		First Hawaiian, Inc.	1,821,153	0.5
177,983		FNB Corp.	2,459,725	0.7
26,517		Granite Point Mortgage Trust, Inc.	470,412	0.1
9,838		Hanover Insurance Group, Inc.	1,063,291	0.3
129,591		Invesco Ltd.	4,735,255	1.3
24,133		James River Group Holdings Ltd.	965,561	0.3
25,795		Kinsale Capital Group, Inc.	1,160,775	0.3
45,915		LegacyTexas Financial Group, Inc.	1,938,072	0.5
19,451		M&T Bank Corp.	3,325,926	0.9
66,876		Northern Trust Corp.	6,680,244	1.8
12,498		PNC Financial Services Group, Inc.	1,803,336	0.5

See Accompanying Notes to Financial Statements

13

Vy® American Century Small-Mid Cap Value Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2017 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Financials: (continued)
26,382		Popular, Inc.	936,297	0.2
19,451		ProAssurance Corp.	1,111,625	0.3
12,288		Reinsurance Group of America, Inc.	1,916,068	0.5
28,532		RLI Corp.	1,730,751	0.5
25,398		Southside Bancshares, Inc.	855,405	0.2
33,992		SunTrust Banks, Inc.	2,195,543	0.6
13,170		T. Rowe Price Group, Inc.	1,381,928	0.4
13,627	(1)	Texas Capital Bancshares, Inc.	1,211,440	0.3
9,963		Torchmark Corp.	903,744	0.2
5,350		Travelers Cos., Inc.	725,674	0.2
32,760		Two Harbors Investment Corp.	532,678	0.1
37,167		UMB Financial Corp.	2,673,051	0.7
19,593		Unum Group	1,075,460	0.3
44,352		Validus Holdings Ltd.	2,080,996	0.6
236,062		Valley National Bancorp	2,648,616	0.7
43,646	(2)	Westamerica Bancorp.	2,599,119	0.7
9,313	(1)	Western Alliance Bancorp.	527,302	0.1
			91,168,766	24.2

		Health Care: 7.5%
25,507	(1)	AMN Healthcare Services, Inc.	1,256,220	0.3
54,830		Cardinal Health, Inc.	3,359,434	0.9
33,272	(1)	Express Scripts Holding Co.	2,483,422	0.7
31,842	(1)	HCA Healthcare, Inc.	2,797,001	0.7
18,355	(1)	Henry Schein, Inc.	1,282,647	0.3
12,150		Koninklijke Philips NV	458,767	0.1
59,319	(1)	LifePoint Health, Inc.	2,954,086	0.8
14,547		McKesson Corp.	2,268,605	0.6
16,490	(1)	Providence Service Corp.	978,517	0.3
21,965		Quest Diagnostics, Inc.	2,163,333	0.6
22,703		STERIS PLC	1,985,831	0.5
52,945		Zimmer Biomet Holdings, Inc.	6,388,873	1.7
			28,376,736	7.5

		Industrials: 13.9%
20,276	(2)	Apogee Enterprises, Inc.	927,221	0.2
19,693		AZZ, Inc.	1,006,312	0.3
59,337		Ceco Environmental Corp.	304,399	0.1
46,439	(1)	CSW Industrials, Inc.	2,133,872	0.6
10,737		Cummins, Inc.	1,896,584	0.5
13,766		Deluxe Corp.	1,057,779	0.3
39,504	(1)	DXP Enterprises, Inc.	1,168,133	0.3
8,057	(1),(2)	Dycom Industries, Inc.	897,791	0.2
31,482		Eaton Corp. PLC	2,487,393	0.7
53,026		Emerson Electric Co.	3,695,382	1.0
12,186		EnPro Industries, Inc.	1,139,513	0.3
12,706	(1)	Esterline Technologies Corp.	949,138	0.2
74,397	(1)	Foundation Building Materials, Inc.	1,100,332	0.3
45,565		Global Brass & Copper Holdings, Inc.	1,508,201	0.4
5,962	(1)	GMS, Inc.	224,410	0.1
31,993		Graham Corp.	669,613	0.2
110,967	(2)	Heartland Express, Inc.	2,589,970	0.7
29,948		Hubbell, Inc.	4,053,162	1.1
22,595	(1)	Huron Consulting Group, Inc.	913,968	0.2
27,082		Ingersoll-Rand PLC - Class A	2,415,444	0.6
115,624	(1)	Innerworkings, Inc.	1,159,709	0.3
175,599		Johnson Controls International plc	6,692,078	1.8
31,511		LSC Communications, Inc.	477,392	0.1
38,167		MSC Industrial Direct Co.	3,689,222	1.0
2,171		Multi-Color Corp.	162,499	0.0
9,788		Norfolk Southern Corp.	1,418,281	0.4
16,307		Paccar, Inc.	1,159,102	0.3
3,846		Parker Hannifin Corp.	767,585	0.2
28,597		Republic Services, Inc.	1,933,443	0.5
6,698	(1)	Rexnord Corp.	174,282	0.0
51,958		Textron, Inc.	2,940,303	0.8
17,464	(1)	Thermon Group Holdings, Inc.	413,373	0.1
2,194		Valmont Industries, Inc.	363,875	0.1
			52,489,761	13.9

		Information Technology: 8.3%
57,259		Applied Materials, Inc.	2,927,080	0.8
11,413		Avnet, Inc.	452,183	0.1
14,478		Belden, Inc.	1,117,267	0.3
7,692	(1),(2)	BroadSoft, Inc.	422,291	0.1
40,566	(1)	Cray, Inc.	981,697	0.2
59,909		CSRA, Inc.	1,792,477	0.5
58,604		Cypress Semiconductor Corp.	893,125	0.2
133,313		EVERTEC, Inc.	1,819,723	0.5
74,415	(1)	Keysight Technologies, Inc.	3,095,664	0.8
36,480	(1)	Kulicke & Soffa Industries, Inc.	887,741	0.2
9,086		Lam Research Corp.	1,672,460	0.4
69,354		Maxim Integrated Products	3,625,827	1.0
15,950	(1)	OSI Systems, Inc.	1,026,861	0.3
57,175	(1)	Presidio, Inc.	1,096,045	0.3
27,160		TE Connectivity Ltd.	2,581,286	0.7
12,520	(1)	Tech Data Corp.	1,226,585	0.3
59,654	(1)	Teradata Corp.	2,294,293	0.6
60,600		Teradyne, Inc.	2,537,322	0.7
57,772	(1)	VeriFone Holdings, Inc.	1,023,142	0.3
			31,473,069	8.3

		Materials: 6.9%
68,632		Bemis Co., Inc.	3,279,923	0.9
398,569		Graphic Packaging Holding Co.	6,157,891	1.6
42,192		Innophos Holdings, Inc.	1,971,632	0.5
20,422		Innospec, Inc.	1,441,793	0.4
28,637		Minerals Technologies, Inc.	1,971,657	0.5
25,671		PolyOne Corp.	1,116,689	0.3
97,573		Silgan Holdings, Inc.	2,867,671	0.8
48,527		Sonoco Products Co.	2,578,725	0.7
72,040		WestRock Co.	4,553,648	1.2
			25,939,629	6.9

		Real Estate: 6.0%
17,005		American Tower Corp.	2,426,103	0.7

See Accompanying Notes to Financial Statements

14

Vy® American Century Small-Mid Cap Value Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2017 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Real Estate: (continued)
30,137		Armada Hoffler Properties, Inc.	468,028	0.1
11,489		Boston Properties, Inc.	1,493,915	0.4
32,131		CareTrust REIT, Inc.	538,516	0.1
5,198		Chatham Lodging Trust	118,307	0.0
22,750		Community Healthcare Trust, Inc.	639,275	0.2
21,119		DiamondRock Hospitality Co.	238,434	0.1
41,710		Empire State Realty Trust, Inc.	856,306	0.2
5,324		EPR Properties	348,509	0.1
6,931		Four Corners Property Trust, Inc.	178,127	0.1
94,201		Kite Realty Group Trust	1,846,340	0.5
41,080		Lexington Realty Trust	396,422	0.1
87,674		MedEquities Realty Trust, Inc.	983,702	0.3
53,180		Medical Properties Trust, Inc.	732,820	0.2
56,363	(2)	MGM Growth Properties LLC	1,642,981	0.4
97,081		Piedmont Office Realty Trust, Inc.	1,903,758	0.5
19,367		RLJ Lodging Trust	425,493	0.1
35,224		Sabra Healthcare REIT, Inc.	661,154	0.2
30,682		Summit Hotel Properties, Inc.	467,287	0.1
5,604		Sunstone Hotel Investors, Inc.	92,634	0.0
16,729		Urstadt Biddle Properties, Inc.	363,688	0.1
161,999		Weyerhaeuser Co.	5,712,085	1.5
			22,533,884	6.0

		Telecommunication Services: 0.2%
37,248		CenturyLink, Inc.	621,297	0.2

		Utilities: 4.4%
21,489		Ameren Corp.	1,267,636	0.3
18,110		Atmos Energy Corp.	1,555,468	0.4
30,010		Edison International	1,897,833	0.5
18,579		Eversource Energy	1,173,821	0.3
43,166		NorthWestern Corp.	2,577,010	0.7
15,605		PG&E Corp.	699,572	0.2
21,938		Pinnacle West Capital Corp.	1,868,679	0.5
25,503		Spire, Inc.	1,916,551	0.5
78,794		Xcel Energy, Inc.	3,790,779	1.0
			16,747,349	4.4

		Total Common Stock
		(Cost $318,306,344)	360,793,235	95.6

EXCHANGE-TRADED FUNDS: 1.4%
56,915		iShares Russell Midcap Value Index Fund	5,073,972	1.4

		Total Exchange-Traded Funds
		(Cost $4,842,350)	5,073,972	1.4

PREFERRED STOCK: 0.2%
		Industrials: 0.2%
13,665	(1),(2)	Rexnord Corp.	797,626	0.2

		Total Preferred Stock
		(Cost $693,853)	797,626	0.2

		Total Long-Term Investments
		(Cost $323,842,547)	366,664,833	97.2

Principal Amount†			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 6.2%
		Securities Lending Collateral(4): 3.5%
3,117,149		Cantor Fitzgerald, Repurchase Agreement dated 12/29/17, 1.41%, due 01/02/18 (Repurchase Amount $3,117,631, collateralized by various U.S. Government\U.S. Government Agency Obligations, 0.000%-8.500%, Market Value plus accrued interest $3,179,492, due 01/31/18-06/20/63)	3,117,149	0.9
655,748		Daiwa Capital Markets, Repurchase Agreement dated 12/29/17, 1.43%, due 01/02/18 (Repurchase Amount $655,851, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $668,863, due 01/11/18-12/01/51)	655,748	0.2
3,117,149		Millenium Fixed Income Ltd., Repurchase Agreement dated 12/29/17, 1.44%, due 01/02/18 (Repurchase Amount $3,117,641, collateralized by various U.S. Government Securities, 2.875%-3.625%, Market Value plus accrued interest $3,179,492, due 02/15/43-02/15/44)	3,117,149	0.8

See Accompanying Notes to Financial Statements

15

Vy® American Century Small-Mid Cap Value Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2017 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateral(4): (continued)
3,117,149	NBC Global Finance Ltd., Repurchase Agreement dated 12/29/17, 1.50%, due 01/02/18 (Repurchase Amount $3,117,661, collateralized by various U.S. Government Securities, 0.750%-2.250%, Market Value plus accrued interest $3,179,492, due 09/30/18-09/09/49)	3,117,149	0.8
3,117,149	State of Wisconsin Investment Board, Repurchase Agreement dated 12/29/17, 1.63%, due 01/02/18 (Repurchase Amount $3,117,706, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $3,203,711, due 01/15/19-02/15/46)	3,117,149	0.8
		13,124,344	3.5

Shares		Value	Percentage of Net Assets
	Mutual Funds: 2.7%
10,333,772	(5) BlackRock Liquidity Funds, FedFund, Institutional Class, 1.170%
	(Cost $10,333,772)	10,333,772	2.7

	Total Short-Term Investments
	(Cost $23,458,116)	23,458,116	6.2

	Total Investments in Securities (Cost $347,300,663)	$390,122,949	103.4
	Liabilities in Excess of Other Assets	(12,705,109)	(3.4)
	Net Assets	$377,417,840	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
ADR	American Depositary Receipt
(1)	Non-income producing security.
(2)	Security, or a portion of the security, is on loan.
(3)	Security is a Master Limited Partnership.
(4)	Represents securities purchased with cash collateral received for securities on loan.
(5)	Rate shown is the 7-day yield as of December 31, 2017.

See Accompanying Notes to Financial Statements

16

Vy® Baron Growth Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2017

Shares			Value	Percentage of Net Assets
COMMON STOCK: 99.3%
		Consumer Discretionary: 33.9%
291,000	(1)	Bright Horizons Family Solutions, Inc.	27,354,000	3.6
34,000		Camping World Holdings, Inc.	1,520,820	0.2
550,000		Choice Hotels International, Inc.	42,680,000	5.6
68,000		Dick's Sporting Goods, Inc.	1,954,320	0.3
728,364		Manchester United PLC - Class A	14,421,607	1.9
188,200		Marriott Vacations Worldwide Corp.	25,446,522	3.3
43,123	(1)	Ollie's Bargain Outlet Holdings, Inc.	2,296,300	0.3
472,571	(1)	Penn National Gaming, Inc.	14,805,650	1.9
593,691	(1)	Pinnacle Entertainment, Inc.	19,431,506	2.6
213,000		Red Rock Resorts, Inc.	7,186,620	0.9
241,200	(1)	Under Armour, Inc. - Class A	3,480,516	0.5
456,500		Vail Resorts, Inc.	96,992,555	12.8
			257,570,416	33.9

		Consumer Staples: 1.4%
121,500		Church & Dwight Co., Inc.	6,095,655	0.8
135,000	(1)	Performance Food Group Co.	4,468,500	0.6
			10,564,155	1.4

		Financials: 19.8%
191,100	(1)	Arch Capital Group Ltd.	17,346,147	2.3
270,000	(2)	Carlyle Group L.P.	6,183,000	0.8
330,000		Cohen & Steers, Inc.	15,605,700	2.1
65,500	(1)	Essent Group Ltd.	2,844,010	0.4
82,000		Factset Research Systems, Inc.	15,806,320	2.1
284,000		Financial Engines, Inc.	8,605,200	1.1
35,065		Houlihan Lokey, Inc.	1,593,003	0.2
123,241		Kinsale Capital Group, Inc.	5,545,845	0.7
9,289	(1)	LendingTree, Inc.	3,162,440	0.4
80,000		Moelis & Co.	3,880,000	0.5
149,000		Morningstar, Inc.	14,448,530	1.9
182,500		MSCI, Inc. - Class A	23,093,550	3.0
160,000	(2)	Oaktree Capital Group LLC	6,736,000	0.9
253,500		Primerica, Inc.	25,742,925	3.4
			150,592,670	19.8

		Health Care: 8.7%
100,400		Bio-Techne Corp.	13,006,820	1.7
50,000	(1)	Denali Therapeutics, Inc.	782,000	0.1
175,000	(1)	IDEXX Laboratories, Inc.	27,366,500	3.6
18,300	(1)	Mettler Toledo International, Inc.	11,337,216	1.5
47,008	(1)	Neogen Corp.	3,864,528	0.5
96,500		West Pharmaceutical Services, Inc.	9,521,655	1.3
			65,878,719	8.7

		Industrials: 2.2%
70,000		Air Lease Corp.	3,366,300	0.4
54,500	(1)	Middleby Corp.	7,354,775	1.0
56,500	(1)	Trex Co., Inc.	6,124,035	0.8
			16,845,110	2.2

		Information Technology: 23.4%
89,734	(1)	2U, Inc.	5,788,740	0.8
91,000	(1)	Altair Engineering, Inc.	2,176,720	0.3
195,900	(1)	ANSYS, Inc.	28,912,881	3.8
283,700	(1)	Benefitfocus, Inc.	7,659,900	1.0
133,800	(1)	CoStar Group, Inc.	39,731,910	5.2
6,858	(1)	Ellie Mae, Inc.	613,105	0.1
296,300	(1)	Gartner, Inc.	36,489,345	4.8
164,000	(1)	Guidewire Software, Inc.	12,178,640	1.6
15,000		Littelfuse, Inc.	2,967,300	0.4
244,000		Maximus, Inc.	17,465,520	2.3
515,050		SS&C Technologies Holdings, Inc.	20,849,224	2.7
52,500	(1)	Wix.com Ltd.	3,021,375	0.4
			177,854,660	23.4

		Real Estate: 8.5%
14,720		Alexander's, Inc.	5,826,912	0.8
82,000		Alexandria Real Estate Equities, Inc.	10,708,380	1.4
68,838		American Assets Trust, Inc.	2,632,365	0.4
470,000		Douglas Emmett, Inc.	19,298,200	2.5
699,650		Gaming and Leisure Properties, Inc.	25,887,050	3.4
			64,352,907	8.5

		Telecommunication Services: 1.4%
921,311	(1)	Iridium Communications, Inc.	10,871,470	1.4

	Total Common Stock
	(Cost $263,261,387)		754,530,107	99.3

	Assets in Excess of Other Liabilities		5,032,895	0.7
	Net Assets		$759,563,002	100.0

(1)	Non-income producing security.
(2)	Security is a Master Limited Partnership.

See Accompanying Notes to Financial Statements

17

Vy® Columbia Contrarian Core Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2017

Shares			Value	Percentage of Net Assets
COMMON STOCK: 97.7%
		Consumer Discretionary: 12.5%
3,180	(1)	Amazon.com, Inc.	3,718,915	1.1
2,722	(1)	Autozone, Inc.	1,936,349	0.6
207,454		Comcast Corp. – Class A	8,308,533	2.6
28,525		Dollar General Corp.	2,653,110	0.8
15,075		Expedia, Inc.	1,805,533	0.6
86,454		Lowe's Cos, Inc.	8,035,035	2.5
13,787		Marriott International, Inc.	1,871,310	0.6
13,345		McDonald's Corp.	2,296,941	0.7
25,820		PVH Corp.	3,542,762	1.1
5,380		Royal Caribbean Cruises Ltd.	641,726	0.2
45,405		Starbucks Corp.	2,607,609	0.8
69,030		Tapestry, Inc.	3,053,197	0.9
			40,471,020	12.5

		Consumer Staples: 7.9%
38,610		Conagra Brands, Inc.	1,454,439	0.5
7,855		Costco Wholesale Corp.	1,461,973	0.5
33,289		CVS Health Corp.	2,413,452	0.7
71,015		Mondelez International, Inc.	3,039,442	0.9
38,984		PepsiCo, Inc.	4,674,961	1.4
87,590		Philip Morris International, Inc.	9,253,884	2.9
55,525		Sysco Corp.	3,372,033	1.0
			25,670,184	7.9

		Energy: 7.3%
129,978		Canadian Natural Resources Ltd.	4,642,814	1.4
44,431		Chevron Corp.	5,562,317	1.7
34,574		EOG Resources, Inc.	3,730,880	1.1
75,700		Exxon Mobil Corp.	6,331,548	2.0
72,441		Halliburton Co.	3,540,192	1.1
			23,807,751	7.3

		Financials: 17.2%
27,260		American International Group, Inc.	1,624,151	0.5
3,585		Aon PLC	480,390	0.1
84,971		Bank of New York Mellon Corp.	4,576,538	1.4
53,247	(1)	Berkshire Hathaway, Inc. – Class B	10,554,621	3.3
2,761		Blackrock, Inc.	1,418,353	0.4
128,832		Citigroup, Inc.	9,586,389	3.0
111,413		JPMorgan Chase & Co.	11,914,506	3.7
105,095		Morgan Stanley	5,514,335	1.7
6,790		S&P Global, Inc.	1,150,226	0.4
147,145		Wells Fargo & Co.	8,927,287	2.7
			55,746,796	17.2

		Health Care: 13.4%
53,313		Abbott Laboratories	3,042,573	0.9
15,450	(1)	Alexion Pharmaceuticals, Inc.	1,847,665	0.6
24,075		Allergan plc	3,938,188	1.2
22,445		AmerisourceBergen Corp.	2,060,900	0.6
9,320		Anthem, Inc.	2,097,093	0.7
15,515	(1)	Biogen, Inc.	4,942,614	1.5
21,330		Bristol-Myers Squibb Co.	1,307,102	0.4
32,499	(1)	Celgene Corp.	3,391,596	1.1
19,738		Cigna Corp.	4,008,590	1.2
60,454		Johnson & Johnson	8,446,633	2.6
20,978		Medtronic PLC	1,693,974	0.5
162,850		Pfizer, Inc.	5,898,427	1.8
5,736	(1)	Vertex Pharmaceuticals, Inc.	859,597	0.3
			43,534,952	13.4

		Industrials: 7.3%
12,727		Eaton Corp. PLC	1,005,560	0.3
35,049		FedEx Corp.	8,746,127	2.7
112,205		General Electric Co.	1,957,977	0.6
50,797		Honeywell International, Inc.	7,790,228	2.4
69,973		Johnson Controls International plc	2,666,671	0.8
25,530		Southwest Airlines Co.	1,670,939	0.5
			23,837,502	7.3

		Information Technology: 24.0%
43,700		Activision Blizzard, Inc.	2,767,084	0.9
4,353	(1)	Alphabet, Inc. - Class A	4,585,450	1.4
9,104	(1)	Alphabet, Inc. - Class C	9,526,426	2.9
75,521		Apple, Inc.	12,780,419	3.9
23,586		Broadcom Ltd.	6,059,243	1.9
140,675		Cisco Systems, Inc.	5,387,852	1.7
1,499	(1)	Electronic Arts, Inc.	157,485	0.0
58,495	(1)	Facebook, Inc.	10,322,028	3.2
35,647		Fidelity National Information Services, Inc.	3,354,026	1.0
8,758	(1)	FleetCor Technologies, Inc.	1,685,302	0.5
16,190	(1)	MACOM Technology Solutions Holdings, Inc.	526,823	0.2
38,931		Mastercard, Inc. - Class A	5,892,596	1.8
117,265		Microsoft Corp.	10,030,848	3.1
10,475	(1)	Palo Alto Networks, Inc.	1,518,247	0.5
34,890		Symantec Corp.	979,013	0.3
28,865		Total System Services, Inc.	2,282,933	0.7
			77,855,775	24.0

		Materials: 3.2%
51,180		Mosaic Co.	1,313,279	0.4
45,270		Nucor Corp.	2,878,267	0.9
33,165		Sealed Air Corp.	1,635,034	0.5
10,958		Sherwin-Williams Co.	4,493,218	1.4
			10,319,798	3.2

		Real Estate: 1.2%
28,650		American Tower Corp.	4,087,495	1.2

		Telecommunication Services: 3.0%
148,090		AT&T, Inc.	5,757,739	1.8
73,602		Verizon Communications, Inc.	3,895,754	1.2
			9,653,493	3.0

See Accompanying Notes to Financial Statements

18

Vy® Columbia Contrarian Core Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2017 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Utilities: 0.7%
46,530	Southern Co.	2,237,628	0.7

	Total Common Stock
	(Cost $245,271,757)	317,222,394	97.7

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: –%
	Materials: –%
649,000	(2) SINO Forest Corp. Escrow, 08/01/49	–	–

	Total Corporate Bonds/Notes
	(Cost $–)	–	–

	Total Long-Term Investments
	(Cost $245,271,757)	317,222,394	97.7

Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.8%
	Mutual Funds: 2.8%
9,024,466	(3) BlackRock Liquidity Funds, FedFund, Institutional Class, 1.170%
	(Cost $9,024,466)	9,024,466	2.8

	Total Short-Term Investments
	(Cost $9,024,466)	9,024,466	2.8

	Total Investments in Securities (Cost $254,296,223)	$326,246,860	100.5
	Liabilities in Excess of Other Assets	(1,608,176)	(0.5)
	Net Assets	$324,638,684	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Non-income producing security.
(2)	For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.
(3)	Rate shown is the 7-day yield as of December 31, 2017.

See Accompanying Notes to Financial Statements

19

Vy® Columbia Small Cap Value II Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2017

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.6%
		Consumer Discretionary: 10.3%
28,000		Aarons, Inc.	1,115,800	0.5
52,000		Adtalem Global Education, Inc.	2,186,600	1.0
128,000		American Eagle Outfitters, Inc.	2,406,400	1.1
19,700		Childrens Place Retail Stores, Inc.	2,863,395	1.4
16,300	(1)	Cooper-Standard Holdings, Inc.	1,996,750	0.9
42,700		DSW, Inc.	914,207	0.4
121,500	(1)	Express, Inc.	1,233,225	0.6
24,000	(1)	Genesco, Inc.	780,000	0.4
30,500		Nexstar Media Group, Inc.	2,385,100	1.1
29,800	(1)	Red Robin Gourmet Burgers, Inc.	1,680,720	0.8
58,300		Tower International, Inc.	1,781,065	0.8
93,500	(1)	William Lyon Homes	2,718,980	1.3
			22,062,242	10.3

		Consumer Staples: 0.6%
26,000	(1)	United Natural Foods, Inc.	1,281,020	0.6

		Energy: 6.5%
28,500		Arch Coal, Inc.	2,655,060	1.2
52,000	(1)	C&J Energy Services, Inc.	1,740,440	0.8
178,000	(1)	Callon Petroleum Co.	2,162,700	1.0
61,000	(1)	Diamond Offshore Drilling	1,133,990	0.5
42,000	(1)	Keane Group, Inc.	798,420	0.4
109,000		Patterson-UTI Energy, Inc.	2,508,090	1.2
27,200		PBF Energy, Inc.	964,240	0.5
230,000	(1)	SRC Energy, Inc.	1,961,900	0.9
			13,924,840	6.5

		Financials: 31.9%
65,000		American Equity Investment Life Holding Co.	1,997,450	0.9
54,000		Ameris Bancorp.	2,602,800	1.2
26,000		Amerisafe, Inc.	1,601,600	0.8
34,000		Argo Group International Holdings Ltd.	2,096,100	1.0
33,000		Blackstone Mortgage Trust, Inc.	1,061,940	0.5
66,000	(1)	BofI Holding, Inc.	1,973,400	0.9
55,000		Cathay General Bancorp.	2,319,350	1.1
68,000		CNO Financial Group, Inc.	1,678,920	0.8
48,000		Community Bank System, Inc.	2,580,000	1.2
10,145	(1)	Customers Bancorp, Inc.	263,669	0.1
48,000	(1)	Encore Capital Group, Inc.	2,020,800	1.0
14,000		Evercore, Inc.	1,260,000	0.6
60,500		Hancock Holding Co.	2,994,750	1.4
72,000		Hope Bancorp, Inc.	1,314,000	0.6
51,000		Houlihan Lokey, Inc.	2,316,930	1.1
41,000		Independent Bank Corp.	2,863,850	1.3
64,000		Invesco Mortgage Capital, Inc.	1,141,120	0.5
43,000		MB Financial, Inc.	1,914,360	0.9
225,000	(1)	MBIA, Inc.	1,647,000	0.8
218,000	(1)	MGIC Investment Corp.	3,075,980	1.4
43,921		Moelis & Co.	2,130,168	1.0
29,000		Prosperity Bancshares, Inc.	2,032,030	1.0
63,500		Renasant Corp.	2,596,515	1.2
68,000		Sandy Spring Bancorp, Inc.	2,653,360	1.2
193,000	(1)	SLM Corp.	2,180,900	1.0
134,000		Sterling Bancorp/DE	3,296,400	1.6
19,000		Stifel Financial Corp.	1,131,640	0.5
55,000		TCF Financial Corp.	1,127,500	0.5
33,200		UMB Financial Corp.	2,387,744	1.1
79,000		Union Bankshares Corp.	2,857,430	1.3
36,000	(1)	Western Alliance Bancorp.	2,038,320	1.0
31,500		Wintrust Financial Corp.	2,594,655	1.2
51,000		WSFS Financial Corp.	2,440,350	1.2
			68,191,031	31.9

		Health Care: 5.4%
36,033	(1)	Almost Family, Inc.	1,994,427	0.9
8,000	(1)	Bluebird Bio, Inc.	1,424,800	0.7
127,000	(1)	Horizon Pharma PLC	1,854,200	0.9
100,000	(1)	Impax Laboratories, Inc.	1,665,000	0.8
31,000	(1)	LHC Group, Inc.	1,898,750	0.9
38,000	(1)	Merit Medical Systems, Inc.	1,641,600	0.8
13,000	(1)	Molina Healthcare, Inc.	996,840	0.4
			11,475,617	5.4

		Industrials: 14.6%
40,000		ABM Industries, Inc.	1,508,800	0.7
18,500	(1)	Armstrong World Industries, Inc.	1,120,175	0.5
41,000		Barnes Group, Inc.	2,594,070	1.2
47,000	(1)	Covenant Transportation Group, Inc.	1,350,310	0.6
11,000		Curtiss-Wright Corp.	1,340,350	0.6
31,500		Deluxe Corp.	2,420,460	1.1
26,000		EMCOR Group, Inc.	2,125,500	1.0
34,000		Granite Construction, Inc.	2,156,620	1.0
26,000		Hawaiian Holdings, Inc.	1,036,100	0.5
86,000	(1)	Hertz Global Holdings, Inc.	1,900,600	0.9
61,500		Kennametal, Inc.	2,977,215	1.4
43,500	(1)	Mastec, Inc.	2,129,325	1.0
42,000	(1)	Navistar International Corp.	1,800,960	0.9
16,500		Oshkosh Corp.	1,499,685	0.7
59,000		Skywest, Inc.	3,132,900	1.5
58,000		Triton International Ltd./Bermuda	2,172,100	1.0
			31,265,170	14.6

		Information Technology: 8.3%
32,000		Brooks Automation, Inc.	763,200	0.4

See Accompanying Notes to Financial Statements

20

Vy® Columbia Small Cap Value II Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2017 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Information Technology: (continued)
62,500		Cohu, Inc.	1,371,875	0.6
17,400		Ebix, Inc.	1,378,950	0.6
29,800	(1)	Electronics for Imaging, Inc.	879,994	0.4
39,000		Entegris, Inc.	1,187,550	0.6
33,500	(1)	Ichor Holdings Ltd.	824,100	0.4
44,000	(1)	II-VI, Inc.	2,065,800	1.0
60,000	(1)	Kulicke & Soffa Industries, Inc.	1,460,100	0.7
157,000	(1)	Oclaro, Inc.	1,058,180	0.5
7,900	(1)	Rogers Corp.	1,279,168	0.6
24,500		Science Applications International Corp.	1,875,965	0.9
14,500		SYNNEX Corp.	1,971,275	0.9
95,600	(1)	TTM Technologies, Inc.	1,498,052	0.7
			17,614,209	8.3

		Materials: 8.6%
260,000	(1)	AK Steel Holding Corp.	1,471,600	0.7
71,000	(1)	Allegheny Technologies, Inc.	1,713,940	0.8
56,000		Carpenter Technology Corp.	2,855,440	1.3
107,000	(1)	Cleveland-Cliffs, Inc.	771,470	0.3
33,000	(1)	Cliffs Natural Resources, Inc.	237,930	0.1
86,000		KapStone Paper and Packaging Corp.	1,951,340	0.9
33,500		Materion Corp.	1,628,100	0.8
25,500		Neenah Paper, Inc.	2,311,575	1.1
48,000		Olin Corp.	1,707,840	0.8
81,659		Orion Engineered Carbons SA	2,090,470	1.0
20,500	(1)	US Concrete, Inc.	1,714,825	0.8
			18,454,530	8.6

		Real Estate: 7.0%
36,000		American Assets Trust, Inc.	1,376,640	0.7
70,500		Brandywine Realty Trust	1,282,395	0.6
58,000		Chesapeake Lodging Trust	1,571,220	0.7
97,000		First Industrial Realty Trust, Inc.	3,052,590	1.4
12,500		Highwoods Properties, Inc.	636,375	0.3
53,000		Hudson Pacific Properties, Inc.	1,815,250	0.9
50,000		Mack-Cali Realty Corp.	1,078,000	0.5
16,000		PS Business Parks, Inc.	2,001,440	0.9
129,000		Sunstone Hotel Investors, Inc.	2,132,370	1.0
			14,946,280	7.0

		Utilities: 5.4%
26,900		Black Hills Corp.	1,616,959	0.7
66,000		New Jersey Resources Corp.	2,653,200	1.2
27,500		ONE Gas, Inc.	2,014,650	0.9
45,400		PNM Resources, Inc.	1,836,430	0.9
59,000		South Jersey Industries, Inc.	1,842,570	0.9
20,500		Southwest Gas Holdings, Inc.	1,649,840	0.8
			11,613,649	5.4

	Total Common Stock
	(Cost $156,269,823)		210,828,588	98.6

SHORT-TERM INVESTMENTS: 1.5%
		Mutual Funds: 1.5%
3,147,071	(2)	BlackRock Liquidity Funds, FedFund, Institutional Class, 1.170%
		(Cost $3,147,071)	3,147,071	1.5

	Total Short-Term Investments
	(Cost $3,147,071)		3,147,071	1.5

	Total Investments in Securities (Cost $159,416,894)		$213,975,659	100.1
	Liabilities in Excess of Other Assets		(271,455)	(0.1)
	Net Assets		$213,704,204	100.0

(1)	Non-income producing security.
(2)	Rate shown is the 7-day yield as of December 31, 2017.

See Accompanying Notes to Financial Statements

21

Vy® Invesco Comstock Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2017

Shares			Value	Percentage of Net Assets
COMMON STOCK: 95.5%
		Consumer Discretionary: 6.5%
38,036		Advance Auto Parts, Inc.	3,791,809	0.8
120,445		Carnival Corp.	7,993,934	1.6
43,158		CBS Corp. - Class B	2,546,322	0.5
6,397	(1)	Charter Communications, Inc.	2,149,136	0.4
79,514		Comcast Corp. – Class A	3,184,536	0.6
232,592		General Motors Co.	9,533,946	1.9
102,550		Twenty-First Century Fox, Inc. - Class B	3,499,006	0.7
			32,698,689	6.5

		Consumer Staples: 3.5%
49,076		CVS Health Corp.	3,558,010	0.7
72,377		Danone	6,064,517	1.2
22,026		Reckitt Benckiser Group PLC	2,054,878	0.4
59,445		Wal-Mart Stores, Inc.	5,870,194	1.2
			17,547,599	3.5

		Energy: 16.7%
35,970		Anadarko Petroleum Corp.	1,929,431	0.4
226,131		BP PLC ADR	9,504,286	1.9
154,456		Canadian Natural Resources Ltd.	5,519,621	1.1
79,579		Chevron Corp.	9,962,495	2.0
187,801		Devon Energy Corp.	7,774,961	1.6
98,785		Halliburton Co.	4,827,623	1.0
117,302		Hess Corp.	5,568,326	1.1
488,262		Marathon Oil Corp.	8,266,276	1.7
61,695		Occidental Petroleum Corp.	4,544,454	0.9
232,471	(1)	QEP Resources, Inc.	2,224,747	0.4
172,089		Royal Dutch Shell PLC - Class A ADR	11,480,057	2.3
313,736		Suncor Energy, Inc.	11,520,386	2.3
			83,122,663	16.7

		Financials: 33.6%
31,953		Aflac, Inc.	2,804,834	0.6
108,821		American International Group, Inc.	6,483,555	1.3
55,534		Allstate Corp.	5,814,965	1.2
217,667		Ally Financial, Inc.	6,347,170	1.3
814,707		Bank of America Corp.	24,050,151	4.8
133,358		Bank of New York Mellon Corp.	7,182,662	1.4
391,142		Citigroup, Inc.	29,104,876	5.8
147,833		Citizens Financial Group, Inc.	6,206,029	1.2
282,962		Fifth Third Bancorp	8,585,067	1.7
22,530		Goldman Sachs Group, Inc.	5,739,743	1.1
170,876		JPMorgan Chase & Co.	18,273,480	3.7
102,919		Keycorp	2,075,876	0.4
153,631		Metlife, Inc.	7,767,583	1.6
196,883		Morgan Stanley	10,330,451	2.1
75,456		PNC Financial Services Group, Inc.	10,887,546	2.2
65,904		State Street Corp.	6,432,890	1.3
13,118		US Bancorp	702,862	0.1
146,773		Wells Fargo & Co.	8,904,718	1.8
			167,694,458	33.6

		Health Care: 12.5%
33,677		Anthem, Inc.	7,577,662	1.5
14,933	(1)	Biogen, Inc.	4,757,206	1.0
75,220		Cardinal Health, Inc.	4,608,729	0.9
47,345		Gilead Sciences, Inc.	3,391,796	0.7
28,687		McKesson Corp.	4,473,737	0.9
43,619		Medtronic PLC	3,522,234	0.7
87,351		Merck & Co., Inc.	4,915,241	1.0
135,907	(1)	Mylan NV	5,750,225	1.1
51,943		Novartis AG	4,371,134	0.9
262,553		Pfizer, Inc.	9,509,670	1.9
159,210		Sanofi ADR	6,846,030	1.4
50,933		Shire PLC	2,639,400	0.5
			62,363,064	12.5

		Industrials: 8.1%
147,276		Arconic, Inc.	4,013,271	0.8
36,588		Caterpillar, Inc.	5,765,537	1.2
99,518		Eaton Corp. PLC	7,862,917	1.6
50,371		Emerson Electric Co.	3,510,355	0.7
177,941		General Electric Co.	3,105,071	0.6
31,806		Ingersoll-Rand PLC - Class A	2,836,777	0.6
195,913		Johnson Controls International plc	7,466,244	1.5
100,755		Textron, Inc.	5,701,726	1.1
			40,261,898	8.1

		Information Technology: 10.9%
365,059		Cisco Systems, Inc.	13,981,760	2.8
46,160		Cognizant Technology Solutions Corp.	3,278,283	0.7
161,884	(1)	eBay, Inc.	6,109,502	1.2
178,678		Intel Corp.	8,247,777	1.6
90,749		Microsoft Corp.	7,762,669	1.6
64,370		NetApp, Inc.	3,560,948	0.7
51,092	(1)	PayPal Holdings, Inc.	3,761,393	0.8
120,547		Qualcomm, Inc.	7,717,419	1.5
			54,419,751	10.9

		Materials: 2.3%
45,936	(1)	Alcoa Corp.	2,474,572	0.5
105,918		CF Industries Holdings, Inc.	4,505,752	0.9
77,822		International Paper Co.	4,509,007	0.9
			11,489,331	2.3

		Telecommunication Services: 0.8%
1,222,098		Vodafone Group PLC	3,863,038	0.8

		Utilities: 0.6%
91,952		FirstEnergy Corp.	2,815,570	0.6

	Total Common Stock
	(Cost $356,629,051)		476,276,061	95.5

See Accompanying Notes to Financial Statements

22

Vy® Invesco Comstock Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2017 (continued)

Shares		Value	Percentage of Net Assets
CLOSED-END FUNDS: 0.5%
	Information Technology: 0.5%
33,021	(1) Altaba, Inc.	2,306,517	0.5

	Total Closed-End Funds
	(Cost $979,711)	2,306,517	0.5

	Total Long-Term Investments
	(Cost $357,608,762)	478,582,578	96.0

SHORT-TERM INVESTMENTS: 4.1%
	Mutual Funds: 4.1%
20,456,451	(2) BlackRock Liquidity Funds, FedFund, Institutional Class, 1.170%
	(Cost $20,456,451)	20,456,451	4.1

	Total Short-Term Investments
	(Cost $20,456,451)	20,456,451	4.1

	Total Investments in Securities (Cost $378,065,213)	$499,039,029	100.1
	Liabilities in Excess of Other Assets	(321,968)	(0.1)
	Net Assets	$498,717,061	100.0

ADR	American Depositary Receipt
(1)	Non-income producing security.
(2)	Rate shown is the 7-day yield as of December 31, 2017.

See Accompanying Notes to Financial Statements

23

Vy® Invesco Equity and Income Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2017

Shares			Value	Percentage of Net Assets
COMMON STOCK: 62.3%
		Consumer Discretionary: 5.2%
277,796		Carnival Corp.	18,437,321	1.1
47,928		CBS Corp. - Class B	2,827,752	0.2
27,828	(1)	Charter Communications, Inc.	9,349,095	0.5
348,530		Comcast Corp. – Class A	13,958,626	0.8
521,229		General Motors Co.	21,365,177	1.3
3,045,474		Kingfisher PLC	13,885,677	0.8
126,765	(1)	Michael Kors Holdings Ltd.	7,979,857	0.5
			87,803,505	5.2

		Consumer Staples: 4.2%
276,383		CVS Health Corp.	20,037,768	1.2
314,140		Mondelez International, Inc.	13,445,192	0.8
172,783		Philip Morris International, Inc.	18,254,524	1.1
249,639		Walgreens Boots Alliance, Inc.	18,128,784	1.1
			69,866,268	4.2

		Energy: 10.1%
304,264		Anadarko Petroleum Corp.	16,320,721	1.0
515,890		Apache Corp.	21,780,876	1.3
291,633		Baker Hughes a GE Co.	9,227,268	0.5
497,915		Canadian Natural Resources Ltd.	17,793,430	1.1
540,371		Devon Energy Corp.	22,371,360	1.3
331,465		Occidental Petroleum Corp.	24,415,712	1.5
786,450		Royal Dutch Shell PLC - Class A	26,254,158	1.6
607,172		TechnipFMC PLC	19,010,555	1.1
229,614		Total S.A.	12,674,641	0.7
			169,848,721	10.1

		Financials: 22.0%
285,609		American International Group, Inc.	17,016,584	1.0
96,357		Aon PLC	12,911,838	0.8
1,701,886		Bank of America Corp.	50,239,675	3.0
223,447		Charles Schwab Corp.	11,478,472	0.7
811,170		Citigroup, Inc.	60,359,160	3.6
663,209		Citizens Financial Group, Inc.	27,841,514	1.7
94,717		Comerica, Inc.	8,222,383	0.5
607,843		Fifth Third Bancorp	18,441,957	1.1
443,574		First Horizon National Corp.	8,867,044	0.5
54,708		Goldman Sachs Group, Inc.	13,937,410	0.8
388,489		JPMorgan Chase & Co.	41,545,014	2.5
88,456		Marsh & McLennan Cos., Inc.	7,199,434	0.4
632,854		Morgan Stanley	33,205,849	2.0
121,006		Northern Trust Corp.	12,087,289	0.7
133,345		PNC Financial Services Group, Inc.	19,240,350	1.1
165,771		State Street Corp.	16,180,907	1.0
65,388		Willis Towers Watson PLC	9,853,318	0.6
			368,628,198	22.0

		Health Care: 7.3%
43,953		Amgen, Inc.	7,643,427	0.5
49,942		Anthem, Inc.	11,237,449	0.7
155,783		Baxter International, Inc.	10,069,813	0.6
152,072		Bristol-Myers Squibb Co.	9,318,972	0.5
92,717		McKesson Corp.	14,459,216	0.9
172,797		Medtronic PLC	13,953,358	0.8
238,425		Merck & Co., Inc.	13,416,175	0.8
158,632		Novartis AG	13,349,280	0.8
533,349		Pfizer, Inc.	19,317,901	1.1
118,837		Sanofi	10,230,883	0.6
			122,996,474	7.3

		Industrials: 3.5%
318,444		CSX Corp.	17,517,604	1.1
83,204		General Dynamics Corp.	16,927,854	1.0
144,955		Ingersoll-Rand PLC - Class A	12,928,536	0.8
282,259		Johnson Controls International plc	10,756,891	0.6
			58,130,885	3.5

		Information Technology: 7.0%
508,376		Cisco Systems, Inc.	19,470,801	1.2
192,685		Cognizant Technology Solutions Corp.	13,684,489	0.8
390,088	(1)	eBay, Inc.	14,721,921	0.9
308,514		Intel Corp.	14,241,006	0.8
356,650		Juniper Networks, Inc.	10,164,525	0.6
498,296		Oracle Corp.	23,559,435	1.4
89,038	(1)	PayPal Holdings, Inc.	6,554,977	0.4
229,929		Qualcomm, Inc.	14,720,055	0.9
			117,117,209	7.0

		Materials: 1.5%
74,692		Agrium, Inc.	8,589,580	0.5
383,674		BHP Billiton Ltd.	8,813,341	0.5
333,656		Mosaic Co.	8,561,613	0.5
			25,964,534	1.5

		Telecommunication Services: 1.2%
160,019		Orange SA	2,773,254	0.2
150,827		Verizon Communications, Inc.	7,983,273	0.5
282,914		Vodafone Group PLC ADR	9,024,957	0.5
			19,781,484	1.2

		Utilities: 0.3%
155,217		FirstEnergy Corp.	4,752,745	0.3

	Total Common Stock
	(Cost $828,544,276)		1,044,890,023	62.3

PREFERRED STOCK: 0.7%
		Energy: 0.4%
140,612	(1),(2)	El Paso Energy Capital Trust I	6,859,222	0.4

See Accompanying Notes to Financial Statements

24

Vy® Invesco Equity and Income Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2017 (continued)

Shares			Value	Percentage of Net Assets
PREFERRED STOCK: (continued)
		Financials: 0.3%
75,900	(1)	AMG Capital Trust II	4,814,906	0.3
4,000	(1),(2)	Wells Fargo & Co.	108,000	0.0
			4,922,906	0.3

	Total Preferred Stock
	(Cost $10,847,296)		11,782,128	0.7

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 11.4%
		Basic Materials: 0.2%
770,000	(3)	Basell Finance Co. BV, 8.100%, 03/15/27	1,023,421	0.1
1,320,000		Eastman Chemical Co., 2.700%, 01/15/20	1,329,073	0.1
195,000		International Paper Co., 6.000%, 11/15/41	244,728	0.0
315,000		Monsanto Co., 2.125%, 07/15/19	313,977	0.0
150,000		Rio Tinto Finance USA Ltd., 7.125%, 07/15/28	198,311	0.0
211,000		Sherwin-Williams Co/The, 4.500%, 06/01/47	231,445	0.0
			3,340,955	0.2

		Communications: 1.4%
455,000		America Movil S.A.B de CV, 4.375%, 07/16/42	484,496	0.0
837,000		AT&T, Inc., 3.000%, 06/30/22	839,228	0.1
466,000		AT&T, Inc., 3.400%, 05/15/25	458,779	0.0
533,000	(3)	AT&T, Inc., 4.300%, 02/15/30	533,626	0.0
747,000		AT&T, Inc., 4.500%, 05/15/35	744,293	0.1
1,300,000		AT&T, Inc., 4.800%, 06/15/44	1,289,518	0.1
2,273,000		AT&T, Inc., 4.900%, 08/14/37	2,311,918	0.1
2,960,000		AT&T, Inc., 5.150%, 03/15/42	3,079,547	0.2
271,000	(3)	AT&T, Inc., 5.150%, 11/15/46	277,779	0.0
101,000		AT&T, Inc., 5.350%, 09/01/40	106,861	0.0
1,635,000		Charter Communications Operating LLC / Charter Communications Operating Capital, 4.464%, 07/23/22	1,707,364	0.1
1,019,000		Comcast Corp., 5.700%, 05/15/18	1,033,491	0.1
135,000		Comcast Corp., 6.450%, 03/15/37	182,365	0.0
2,700,000	(3)	Crown Castle Towers LLC, 4.883%, 08/15/40	2,825,570	0.2
435,000	(3)	Crown Castle Towers LLC, 6.113%, 01/15/40	458,783	0.0
2,215,000		eBay, Inc., 2.500%, 03/09/18	2,217,164	0.1
125,000		NBCUniversal Media LLC, 5.150%, 04/30/20	133,213	0.0
210,000		NBCUniversal Media LLC, 5.950%, 04/01/41	274,090	0.0
415,000		Rogers Communications, Inc., 4.500%, 03/15/43	446,568	0.0
860,000		Telefonica Emisiones SAU, 5.213%, 03/08/47	978,975	0.1
370,000		Telefonica Emisiones SAU, 7.045%, 06/20/36	497,507	0.0
136,000		Verizon Communications, Inc., 4.125%, 08/15/46	126,034	0.0
535,000		Verizon Communications, Inc., 4.400%, 11/01/34	546,419	0.0
1,058,000		Verizon Communications, Inc., 4.522%, 09/15/48	1,045,085	0.1
833,000		Verizon Communications, Inc., 4.812%, 03/15/39	873,765	0.1
467,000		Verizon Communications, Inc., 5.012%, 08/21/54	478,810	0.0
			23,951,248	1.4

		Consumer, Cyclical: 1.0%
2,650,000		Advance Auto Parts, Inc., 4.500%, 12/01/23	2,789,187	0.2
387,000		Advance Auto Parts, Inc., 5.750%, 05/01/20	412,590	0.0
137,000	(3)	Alimentation Couche-Tard, Inc., 4.500%, 07/26/47	143,044	0.0
627,179		American Airlines 2014-1 Class A Pass Through Trust, 3.700%, 10/01/26	642,859	0.0
180,169		Continental Airlines 2010-1 Class A Pass Through Trust, 4.750%, 07/15/22	189,120	0.0
311,406		Continental Airlines 2012-1 Class A Pass Through Trust, 4.150%, 10/11/25	326,198	0.0
620,000		CVS Health Corp., 3.375%, 08/12/24	624,099	0.0
558,163		CVS Pass-Through Trust, 6.036%, 12/10/28	621,216	0.0
101,910		Delta Air Lines 2010-1 Class A Pass Through Trust, 6.200%, 01/02/20	103,693	0.0
595,000		Dollar General Corp., 3.250%, 04/15/23	603,635	0.0
368,000		Ford Motor Credit Co. LLC, 3.096%, 05/04/23	366,284	0.0
569,000		Ford Motor Credit Co. LLC, 3.810%, 01/09/24	581,512	0.0
1,056,000		Ford Motor Credit Co. LLC, 4.134%, 08/04/25	1,093,647	0.1
563,000		General Motors Co., 6.600%, 04/01/36	687,440	0.0
713,000		General Motors Financial Co., Inc., 5.250%, 03/01/26	785,113	0.1
896,000		Home Depot, Inc., 2.000%, 04/01/21	887,498	0.1
725,000		MDC Holdings, Inc., 6.000%, 01/15/43	712,313	0.0
1,460,000		QVC, Inc., 5.450%, 08/15/34	1,469,754	0.1

See Accompanying Notes to Financial Statements

25

Vy® Invesco Equity and Income Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2017 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Consumer, Cyclical: (continued)
783,488		United Airlines 2014-2 Class A Pass Through Trust, 3.750%, 03/03/28	812,791	0.1
810,605	(3)	Virgin Australia 2013-1A Pass Through Trust, 5.000%, 04/23/25	845,055	0.1
1,000,000		Walgreens Boots Alliance, Inc., 3.300%, 11/18/21	1,017,466	0.1
737,000		Walgreens Boots Alliance, Inc., 4.500%, 11/18/34	771,293	0.1
			16,485,807	1.0

		Consumer, Non-cyclical: 1.6%
1,137,000		AbbVie, Inc., 4.500%, 05/14/35	1,251,738	0.1
985,000		Allergan Funding SCS, 4.850%, 06/15/44	1,057,464	0.1
952,000		Anheuser-Busch InBev Finance, Inc., 2.650%, 02/01/21	957,378	0.1
871,000		Anheuser-Busch InBev Finance, Inc., 3.300%, 02/01/23	892,172	0.1
1,475,000		Anheuser-Busch InBev Finance, Inc., 4.700%, 02/01/36	1,659,226	0.1
1,646,000		Anheuser-Busch InBev Finance, Inc., 4.900%, 02/01/46	1,913,633	0.1
1,200,000	(3)	Bayer US Finance LLC, 2.375%, 10/08/19	1,200,843	0.1
981,000	(3)	Bayer US Finance LLC, 3.000%, 10/08/21	991,490	0.1
442,000		Becton Dickinson & Co., 2.675%, 12/15/19	443,753	0.0
435,000		Becton Dickinson & Co., 4.875%, 05/15/44	466,247	0.0
325,000		Celgene Corp., 4.000%, 08/15/23	342,303	0.0
1,445,000		Celgene Corp., 4.625%, 05/15/44	1,546,321	0.1
240,000		Corn Products International, Inc., 6.625%, 04/15/37	309,857	0.0
493,000		Edwards Lifesciences Corp., 2.875%, 10/15/18	496,419	0.0
965,000	(3)	ERAC USA Finance LLC, 2.350%, 10/15/19	962,557	0.1
420,000		Express Scripts Holding Co., 2.250%, 06/15/19	419,432	0.0
1,400,000		General Mills, Inc., 2.200%, 10/21/19	1,400,102	0.1
755,000		Gilead Sciences, Inc., 4.400%, 12/01/21	805,567	0.1
80,000		GlaxoSmithKline Capital, Inc., 6.375%, 05/15/38	112,995	0.0
1,232,000	(3)	Heineken NV, 3.500%, 01/29/28	1,259,115	0.1
963,000		Laboratory Corp. of America Holdings, 3.200%, 02/01/22	982,641	0.1
423,000		Laboratory Corp. of America Holdings, 4.700%, 02/01/45	458,970	0.0
730,000		McKesson Corp., 2.284%, 03/15/19	730,299	0.0
92,000		Mead Johnson Nutrition Co., 4.125%, 11/15/25	97,648	0.0
1,733,000		Medtronic, Inc., 3.150%, 03/15/22	1,775,848	0.1
576,000		Medtronic, Inc., 4.375%, 03/15/35	650,092	0.0
502,000		Molson Coors Brewing Co., 1.450%, 07/15/19	495,867	0.0
513,000		Molson Coors Brewing Co., 4.200%, 07/15/46	524,439	0.0
630,000		Moodys Corp., 4.500%, 09/01/22	675,620	0.0
574,000		Mylan NV, 3.150%, 06/15/21	577,607	0.0
275,000		Philip Morris International, Inc., 3.600%, 11/15/23	284,791	0.0
820,000		Philip Morris International, Inc., 4.875%, 11/15/43	937,948	0.1
79,000		Zoetis, Inc., 4.700%, 02/01/43	88,577	0.0
			26,768,959	1.6

		Energy: 1.3%
610,000		Anadarko Petroleum Corp., 6.600%, 03/15/46	786,824	0.1
522,000		Andeavor Logistics L.P. / Tesoro Logistics Finance Corp., 5.200%, 12/01/47	546,044	0.0
2,284,000		Chevron Corp., 1.365%, 03/02/18	2,282,527	0.1
360,000		Chevron Corp., 1.718%, 06/24/18	360,023	0.0
559,000		Concho Resources, Inc., 3.750%, 10/01/27	566,583	0.0
618,000		Concho Resources, Inc., 4.875%, 10/01/47	677,968	0.1
1,425,000		ConocoPhillips Co., 2.875%, 11/15/21	1,442,670	0.1
1,528,000		ConocoPhillips Co., 4.150%, 11/15/34	1,627,370	0.1
460,000		Enable Midstream Partners L.P., 2.400%, 05/15/19	457,474	0.0
545,000		Enbridge, Inc., 5.500%, 12/01/46	657,325	0.1
570,000		Energy Transfer L.P., 4.900%, 03/15/35	565,102	0.0
615,000		Enterprise Products Operating LLC, 2.550%, 10/15/19	617,126	0.0
175,000		Enterprise Products Operating LLC, 5.250%, 01/31/20	184,853	0.0
300,000		Enterprise Products Operating LLC, 6.500%, 01/31/19	313,552	0.0
250,000		Husky Energy, Inc., 3.950%, 04/15/22	258,867	0.0
700,000		Kinder Morgan, Inc./DE, 5.300%, 12/01/34	748,346	0.1
2,340,000		MPLX L.P., 4.500%, 07/15/23	2,474,808	0.2

See Accompanying Notes to Financial Statements

26

Vy® Invesco Equity and Income Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2017 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Energy: (continued)
960,000		MPLX L.P., 5.500%, 02/15/23	989,117	0.1
570,000		Noble Energy, Inc., 5.250%, 11/15/43	633,350	0.0
505,000		Occidental Petroleum Corp., 3.400%, 04/15/26	517,590	0.0
295,000		Plains All American Pipeline L.P. / PAA Finance Corp., 3.650%, 06/01/22	296,968	0.0
1,244,000		Shell International Finance BV, 4.000%, 05/10/46	1,327,083	0.1
858,000		Spectra Energy Partners L.P., 4.500%, 03/15/45	888,494	0.1
544,000		Suncor Energy, Inc., 3.600%, 12/01/24	556,645	0.0
835,000		Sunoco Logistics Partners Operations L.P., 5.300%, 04/01/44	828,313	0.1
550,000		Sunoco Logistics Partners Operations L.P., 5.500%, 02/15/20	579,662	0.0
215,000		Texas Eastern Transmission L.P., 7.000%, 07/15/32	275,233	0.0
			21,459,917	1.3

		Financial: 4.3%
530,000		AerCap Ireland Capital Ltd. / AerCap Global Aviation Trust, 3.950%, 02/01/22	546,684	0.0
395,000		American International Group, Inc., 2.300%, 07/16/19	394,814	0.0
1,685,000		Air Lease Corp., 2.625%, 09/04/18	1,690,238	0.1
851,000		Air Lease Corp., 3.000%, 09/15/23	845,371	0.1
1,870,000		Air Lease Corp., 4.250%, 09/15/24	1,964,646	0.1
410,000		Allstate Corp., 3.280%, 12/15/26	416,850	0.0
543,000		American Express Co., 3.625%, 12/05/24	559,437	0.0
615,000		American Financial Group, Inc./OH, 4.500%, 06/15/47	641,534	0.0
1,140,000		American International Group, Inc., 4.375%, 01/15/55	1,165,270	0.1
455,000	(3)	ANZ New Zealand Int'l Ltd./London, 2.875%, 01/25/22	456,401	0.0
440,000	(3)	Apollo Management Holdings L.P., 4.000%, 05/30/24	450,742	0.0
927,000	(3)	Athene Global Funding, 2.875%, 10/23/18	931,985	0.1
1,555,000	(3)	Athene Global Funding, 4.000%, 01/25/22	1,605,323	0.1
948,000		Australia & New Zealand Banking Group Ltd./New York NY, 2.300%, 06/01/21	940,261	0.1
720,000		Bank of America Corp., 3.248%, 10/21/27	715,144	0.1
850,000		Bank of America Corp., 3.500%, 04/19/26	869,748	0.1
500,000		Bank of America Corp., 5.650%, 05/01/18	505,991	0.0
725,000	(3)	BBVA Bancomer SA/Texas, 4.375%, 04/10/24	757,625	0.1
765,000		Brookfield Asset Management, Inc., 4.000%, 01/15/25	786,076	0.1
485,000	(3)	Carlyle Holdings Finance LLC, 3.875%, 02/01/23	496,915	0.0
630,000		Citigroup, Inc., 3.668%, 07/24/28	639,747	0.0
1,930,000		Citigroup, Inc., 4.000%, 08/05/24	2,015,255	0.1
520,000		Citigroup, Inc., 4.750%, 05/18/46	575,024	0.0
260,000		Citigroup, Inc., 5.300%, 05/06/44	307,881	0.0
560,000		Citigroup, Inc., 6.675%, 09/13/43	777,165	0.1
595,000		Citizens Financial Group, Inc., 2.375%, 07/28/21	587,649	0.0
325,000		CNA Financial Corp., 5.875%, 08/15/20	351,735	0.0
1,335,000	(3)	Commonwealth Bank of Australia, 2.250%, 03/10/20	1,331,236	0.1
472,000	(3)	Credit Suisse AG, 6.500%, 08/08/23	529,289	0.0
60,000		Crown Castle International Corp., 4.750%, 05/15/47	63,358	0.0
2,755,000		EPR Properties, 4.750%, 12/15/26	2,832,168	0.2
820,000		Goldman Sachs Group, Inc., 4.250%, 10/21/25	857,650	0.1
355,000		Goldman Sachs Group, Inc., 5.250%, 07/27/21	384,896	0.0
615,000		Goldman Sachs Group, Inc./The, 4.017%, 10/31/38	633,278	0.0
835,000		Government Properties Income Trust, 4.000%, 07/15/22	840,792	0.1
465,000	(3)	HBOS PLC, 6.750%, 05/21/18	472,928	0.0
840,000		HCP, Inc., 3.875%, 08/15/24	860,811	0.1
320,000		HCP, Inc., 4.200%, 03/01/24	335,153	0.0
350,000		Hospitality Properties Trust, 4.500%, 06/15/23	366,322	0.0
240,000		Hospitality Properties Trust, 5.000%, 08/15/22	256,318	0.0
670,000	(3)	Jackson National Life Global Funding, 2.100%, 10/25/21	657,666	0.0
620,000	(3)	Jackson National Life Global Funding, 3.250%, 01/30/24	626,586	0.0
550,000		JPMorgan Chase & Co., 3.200%, 06/15/26	550,163	0.0

See Accompanying Notes to Financial Statements

27

Vy® Invesco Equity and Income Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2017 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Financial: (continued)
515,000		JPMorgan Chase & Co., 4.250%, 10/01/27	548,304	0.0
675,000		JPMorgan Chase & Co., 4.260%, 02/22/48	731,783	0.1
665,000		JPMorgan Chase & Co., 5.000%, 12/31/99	677,389	0.0
443,000	(3)	KKR Group Finance Co. III LLC, 5.125%, 06/01/44	491,757	0.0
2,335,000	(3)	Liberty Mutual Group, Inc., 4.850%, 08/01/44	2,602,915	0.2
587,000		Lifestorage L.P./CA, 3.500%, 07/01/26	572,572	0.0
285,000		Markel Corp., 5.000%, 03/30/43	320,819	0.0
3,250,000	(3)	MassMutual Global Funding II, 2.100%, 08/02/18	3,254,513	0.2
1,300,000	(3)	MassMutual Global Funding II, 2.000%, 04/15/21	1,280,240	0.1
670,000	(3)	Metropolitan Life Global Funding I, 2.050%, 06/12/20	665,331	0.0
2,360,000	(3)	Mizuho Financial Group Cayman 3 Ltd., 4.600%, 03/27/24	2,498,401	0.2
2,975,000		Morgan Stanley, 2.375%, 07/23/19	2,979,188	0.2
1,040,000		Morgan Stanley, 4.000%, 07/23/25	1,089,736	0.1
1,230,000		National Australia Bank Ltd./New York, 1.875%, 07/12/21	1,204,268	0.1
1,350,000	(3)	National Australia Bank Ltd., 3.500%, 01/10/27	1,381,518	0.1
1,365,000		National Australia Bank Ltd/New York, 2.000%, 01/14/19	1,362,772	0.1
1,515,000	(3)	Nationwide Financial Services, Inc., 5.300%, 11/18/44	1,802,570	0.1
333,000	(3)	Prudential Financial, Inc., 3.935%, 12/07/49	340,942	0.0
750,000		Prudential Financial, Inc., 8.875%, 06/15/68	772,312	0.1
125,000		Realty Income Corp., 2.000%, 01/31/18	124,991	0.0
259,000		Reinsurance Group of America, Inc., 4.700%, 09/15/23	278,136	0.0
690,000	(3)	Reliance Standard Life Global Funding II, 3.050%, 01/20/21	699,614	0.1
1,360,000	(3)	Societe Generale SA, 2.625%, 09/16/20	1,363,996	0.1
805,000	(3)	Societe Generale SA, 5.000%, 01/17/24	860,362	0.1
985,000	(3)	Standard Chartered PLC, 3.050%, 01/15/21	994,180	0.1
1,100,000		Sumitomo Mitsui Banking Corp., 2.650%, 07/23/20	1,105,542	0.1
590,000		SunTrust Bank/Atlanta GA, 3.300%, 05/15/26	585,235	0.0
670,000		Synchrony Financial, 3.950%, 12/01/27	668,339	0.0
616,000	(3)	Teachers Insurance & Annuity Association of America, 4.270%, 05/15/47	652,483	0.0
445,000		Travelers Cos, Inc., 4.600%, 08/01/43	514,539	0.0
585,000	(3)	UBS Group Funding Switzerland AG, 4.125%, 04/15/26	614,319	0.0
410,000		US Bancorp, 3.100%, 04/27/26	407,448	0.0
145,000		Ventas Realty L.P., 5.700%, 09/30/43	176,980	0.0
1,020,000		Visa, Inc., 4.150%, 12/14/35	1,133,818	0.1
140,000		Wells Fargo & Co., 1.500%, 01/16/18	139,986	0.0
470,000		Wells Fargo & Co., 4.100%, 06/03/26	493,249	0.0
2,000,000		Wells Fargo & Co., 4.650%, 11/04/44	2,184,236	0.1
965,000		Wells Fargo & Co., 3.550%, 09/29/25	991,296	0.1
315,000		Willis North America, Inc., 3.600%, 05/15/24	320,605	0.0
350,000		WR Berkley Corp., 4.625%, 03/15/22	372,791	0.0
			72,853,600	4.3

		Industrial: 0.8%
1,105,000	(3)	Aviation Capital Group LLC, 2.875%, 09/17/18	1,108,873	0.1
305,000	(3)	Aviation Capital Group LLC, 2.875%, 01/20/22	305,003	0.0
1,095,000	(3)	Aviation Capital Group LLC, 4.875%, 10/01/25	1,191,232	0.1
970,000		Avnet, Inc., 4.625%, 04/15/26	1,001,861	0.1
435,000	(3)	BAE Systems Holdings, Inc., 2.850%, 12/15/20	437,222	0.0
224,000		Burlington Northern Santa Fe LLC, 5.150%, 09/01/43	277,361	0.0
330,000		CSX Corp., 5.500%, 04/15/41	408,946	0.0
1,015,000		Deere & Co., 2.600%, 06/08/22	1,016,598	0.1
295,000		FedEx Corp., 4.900%, 01/15/34	335,141	0.0
605,000		FedEx Corp., 5.100%, 01/15/44	706,151	0.0
2,160,000		Northrop Grumman Corp., 1.750%, 06/01/18	2,158,737	0.1
703,000		Packaging Corp. of America, 4.500%, 11/01/23	757,093	0.0
820,000		Precision Castparts Corp., 1.250%, 01/15/18	819,760	0.1
285,000		Precision Castparts Corp., 2.500%, 01/15/23	283,355	0.0
410,000	(3)	SMBC Aviation Capital Finance DAC, 2.650%, 07/15/21	403,517	0.0
157,000		Union Pacific Corp., 3.646%, 02/15/24	165,125	0.0

See Accompanying Notes to Financial Statements

28

Vy® Invesco Equity and Income Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2017 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Industrial: (continued)
730,000		Union Pacific Corp., 4.150%, 01/15/45	790,441	0.1
375,000		Union Pacific Corp., 4.850%, 06/15/44	444,959	0.0
330,000		United Parcel Service, Inc., 3.400%, 11/15/46	319,720	0.0
752,000		Waste Management, Inc., 3.900%, 03/01/35	790,259	0.1
			13,721,354	0.8

		Technology: 0.5%
1,146,000		Apple, Inc., 2.150%, 02/09/22	1,131,625	0.1
435,000		Apple, Inc., 3.350%, 02/09/27	445,988	0.0
1,840,000	(3)	Broadcom Corp. / Broadcom Cayman Finance Ltd., 3.625%, 01/15/24	1,831,751	0.1
910,000	(3)	Dell International LLC / EMC Corp., 5.450%, 06/15/23	984,375	0.1
35,000	(3)	Dell International LLC / EMC Corp., 8.350%, 07/15/46	45,209	0.0
340,000		DXC Technology Co., 4.450%, 09/18/22	358,171	0.0
649,000		Microsoft Corp., 3.500%, 02/12/35	676,065	0.1
1,810,000		Oracle Corp., 1.900%, 09/15/21	1,782,190	0.1
247,000	(4)	Pitney Bowes, Inc., 4.625%, 03/15/24	226,005	0.0
487,000		Seagate HDD Cayman, 5.750%, 12/01/34	468,854	0.0
285,000		Texas Instruments, Inc., 2.625%, 05/15/24	282,920	0.0
			8,233,153	0.5

		Utilities: 0.3%
1,420,000		Duke Energy Corp., 2.100%, 06/15/18	1,420,520	0.1
150,000	(3)	Electricite de France SA, 4.600%, 01/27/20	157,043	0.0
620,000	(3)	Electricite de France SA, 4.875%, 01/22/44	690,951	0.0
350,000	(3)	Electricite de France SA, 5.625%, 12/31/99	362,688	0.0
703,000		NextEra Energy Capital Holdings, Inc., 3.550%, 05/01/27	717,287	0.1
760,000		NiSource Finance Corp., 4.375%, 05/15/47	835,761	0.1
605,000		Oglethorpe Power Corp., 4.550%, 06/01/44	636,162	0.0
			4,820,412	0.3

	Total Corporate Bonds/Notes
	(Cost $184,234,055)		191,635,405	11.4

MUNICIPAL BONDS: 0.1%
		Georgia: 0.1%
175,000		Municipal Electric Authority of Georgia, 6.637%, 04/01/57	224,322	0.0
325,000		Municipal Electric Authority of Georgia, 6.655%, 04/01/57	409,370	0.1

	Total Municipal Bonds
	(Cost $503,936)		633,692	0.1

U.S. TREASURY OBLIGATIONS: 10.6%
		U.S. Treasury Bonds: 0.7%
11,310,900		2.750%, 08/15/47	11,314,753	0.7
425,000		4.500%, 02/15/36	546,896	0.0
			11,861,649	0.7

		U.S. Treasury Notes: 9.9%
47,470,000	(4)	1.750%, 11/30/19	47,350,270	2.8
57,650,000		1.875%, 12/15/20	57,484,530	3.4
41,221,700	(4)	2.000%, 11/30/22	40,845,539	2.5
7,300,400		2.125%, 11/30/24	7,203,824	0.4
6,100,900		2.250%, 11/15/27	6,013,877	0.4
6,230,000		1.250%, 01/31/19	6,191,471	0.4
180,000		2.625%, 11/15/20	183,254	0.0
			165,272,765	9.9

	Total U.S. Treasury Obligations
	(Cost $177,108,270)		177,134,414	10.6

U.S. GOVERNMENT AGENCY OBLIGATIONS: 0.2%
		Federal Home Loan Mortgage Corporation: 0.1%(5)
2,400,000		4.875%, 06/13/18	2,434,925	0.1

		Federal National Mortgage Association: 0.1%(5)
915,000		6.625%, 11/15/30	1,288,143	0.1

	Total U.S. Government Agency Obligations
	(Cost $3,442,820)		3,723,068	0.2

CONVERTIBLE BONDS/NOTES: 8.4%
		Communications: 2.6%
2,421,000		Ciena Corp., 4.000%, 12/15/20	3,165,457	0.2
3,989,000	(4)	Ctrip.com International Ltd., 1.250%, 09/15/22	4,083,739	0.2
5,342,000		DISH Network Corp., 3.375%, 08/15/26	5,826,119	0.4
1,319,000	(4)	Finisar Corp., 0.500%, 12/15/36	1,229,967	0.1
1,689,000	(4)	FireEye, Inc., 1.000%, 06/01/35	1,585,549	0.1
1,689,000		FireEye, Inc., 1.625%, 06/01/35	1,551,769	0.1
1,807,000	(3),(4)	Liberty Expedia Holdings, Inc., 1.000%, 06/30/47	1,811,518	0.1
2,954,000	(3)	Liberty Interactive LLC, 1.750%, 09/30/46	3,424,794	0.2
9,559,000		Liberty Media Corp., 1.375%, 10/15/23	11,047,336	0.7
1,933,000		Liberty Media Corp., 2.250%, 09/30/46	2,022,401	0.1
673,000	(3)	Liberty Media Corp.-Liberty Formula One, 1.000%, 01/30/23	754,601	0.0
5,355,000		Viavi Solutions, Inc., 0.625%, 08/15/33	5,529,038	0.3

See Accompanying Notes to Financial Statements

29

Vy® Invesco Equity and Income Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2017 (continued)

Principal Amount†			Value	Percentage of Net Assets
CONVERTIBLE BONDS/NOTES: (continued)
		Communications: (continued)
2,327,000	(3)	Viavi Solutions, Inc., 1.000%, 03/01/24	2,305,184	0.1
			44,337,472	2.6

		Consumer, Non-cyclical: 1.5%
3,952,000		BioMarin Pharmaceutical, Inc., 1.500%, 10/15/20	4,700,410	0.3
2,934,000	(3)	DexCom, Inc., 0.750%, 05/15/22	2,770,796	0.2
514,000	(3)	Insulet Corp., 1.375%, 11/15/24	522,031	0.0
2,410,000		Jazz Investments I Ltd., 1.875%, 08/15/21	2,423,556	0.1
1,883,000		Live Nation Entertainment, Inc., 2.500%, 05/15/19	2,439,662	0.1
1,251,000		Medicines Co/The, 2.750%, 07/15/23	1,150,138	0.1
2,104,000	(3)	Neurocrine Biosciences, Inc., 2.250%, 05/15/24	2,691,805	0.2
2,762,000		NuVasive, Inc., 2.250%, 03/15/21	3,252,255	0.2
924,000	(3)	Pacira Pharmaceuticals, Inc./DE, 2.375%, 04/01/22	970,200	0.0
3,223,000		Wright Medical Group, Inc., 2.000%, 02/15/20	3,321,705	0.2
1,309,000		Wright Medical Group NV, 2.250%, 11/15/21	1,600,253	0.1
			25,842,811	1.5

		Energy: 0.6%
1,298,000	(3)	Chesapeake Energy Corp., 5.500%, 09/15/26	1,188,481	0.1
2,490,000	(4)	Ensco Jersey Finance Ltd., 3.000%, 01/31/24	2,222,325	0.1
1,359,000		Helix Energy Solutions Group, Inc., 4.250%, 05/01/22	1,357,301	0.1
1,360,000	(3)	Nabors Industries, Inc., 0.750%, 01/15/24	1,045,500	0.1
3,942,000		Weatherford International Ltd., 5.875%, 07/01/21	4,281,998	0.2
			10,095,605	0.6

		Financial: 2.1%
4,217,000	(4)	Blackhawk Network Holdings, Inc., 1.500%, 01/15/22	4,303,976	0.3
9,000,000	(3)	Credit Suisse AG Convertible Basket, 0.500%, 06/24/24	8,880,300	0.6
4,179,000	(3),(6)	Goldman Sachs Group, Inc., 1.000%, 09/28/20	7,013,072	0.4
6,746,000		GS Finance Corp., 0.250%, 07/08/24	6,959,376	0.4
5,209,000		Jefferies Group LLC, 3.875%, 11/01/29	5,222,022	0.3
1,467,000		Old Republic International Corp., 3.750%, 03/15/18	2,040,964	0.1
			34,419,710	2.1

		Technology: 1.6%
3,443,000		Citrix Systems, Inc., 0.500%, 04/15/19	4,460,837	0.3
2,544,000	(3)	Microchip Technology, Inc., 1.625%, 02/15/27	2,993,970	0.2
2,386,000		Micron Technology, Inc., 3.000%, 11/15/43	3,452,243	0.2
4,003,000		Nuance Communications, Inc., 1.000%, 12/15/35	3,840,378	0.2
2,479,000		ON Semiconductor Corp., 1.000%, 12/01/20	3,176,219	0.2
790,000	(3)	RealPage, Inc., 1.500%, 11/15/22	981,575	0.1
3,899,000		SanDisk Corp., 0.500%, 10/15/20	3,680,539	0.2
726,000	(3)	Silicon Laboratories, Inc., 1.375%, 03/01/22	838,984	0.0
2,643,000	(3)	Workday, Inc., 0.250%, 10/01/22	2,619,874	0.2
			26,044,619	1.6

	Total Convertible Bonds/Notes
	(Cost $132,273,959)		140,740,217	8.4

	Total Long-Term Investments
	(Cost $1,336,954,612)		1,570,538,947	93.7

SHORT-TERM INVESTMENTS: 11.9%
		Securities Lending Collateral(7): 5.7%
22,774,774		BNP Paribas S.A., Repurchase Agreement dated 12/29/17, 1.40%, due 01/02/18 (Repurchase Amount $22,778,268, collateralized by various U.S. Government\U.S. Government Agency Obligations, 0.000%-7.000%, Market Value plus accrued interest $23,230,270, due 03/31/19-10/20/47)	22,774,774	1.3
22,774,774		Cantor Fitzgerald, Repurchase Agreement dated 12/29/17, 1.41%, due 01/02/18 (Repurchase Amount $22,778,293, collateralized by various U.S. Government\U.S. Government Agency Obligations, 0.000%-8.500%, Market Value plus accrued interest $23,230,269, due 01/31/18-06/20/63)	22,774,774	1.4

See Accompanying Notes to Financial Statements

30

Vy® Invesco Equity and Income Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2017 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateral(7): (continued)
22,774,774	Daiwa Capital Markets, Repurchase Agreement dated 12/29/17, 1.43%, due 01/02/18 (Repurchase Amount $22,778,343, collateralized by various U.S. Government\U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $23,230,270, due 01/11/18-12/01/51)	22,774,774	1.4
4,759,774	Jefferies LLC, Repurchase Agreement dated 12/29/17, 1.50%, due 01/02/18 (Repurchase Amount $4,760,556, collateralized by various U.S. Government Securities, 0.000%-1.750%, Market Value plus accrued interest $4,854,971, due 09/13/18-04/30/22)	4,759,774	0.3
22,774,774	State of Wisconsin Investment Board, Repurchase Agreement dated 12/29/17, 1.63%, due 01/02/18 (Repurchase Amount $22,778,842, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $23,407,220, due 01/15/19-02/15/46)	22,774,774	1.3
		95,858,870	5.7

Shares		Value	Percentage of Net Assets
	Mutual Funds: 6.2%
104,356,436	(8) BlackRock Liquidity Funds, FedFund, Institutional Class, 1.170%
	(Cost $104,356,436)	104,356,436	6.2

	Total Short-Term Investments
	(Cost $200,215,306)	200,215,306	11.9

	Total Investments in Securities (Cost $1,537,169,918)	$1,770,754,253	105.6
	Liabilities in Excess of Other Assets	(94,307,677)	(5.6)
	Net Assets	$1,676,446,576	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
ADR	American Depositary Receipt
(1)	Non-income producing security.
(2)	Preferred Stock may be called prior to convertible date.
(3)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(4)	Security, or a portion of the security, is on loan.
(5)	The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.
(6)	Exchangeable into a basket of 5 common shares.
(7)	Represents securities purchased with cash collateral received for securities on loan.
(8)	Rate shown is the 7-day yield as of December 31, 2017.

See Accompanying Notes to Financial Statements

31

VY® JPMorgan Mid Cap Value Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2017

Shares			Value	Percentage of Net Assets
COMMON STOCK: 100.3%
		Consumer Discretionary: 16.6%
9,220	(1)	Autozone, Inc.	6,558,831	1.1
82,070		Best Buy Co., Inc.	5,619,333	1.0
98,030		BorgWarner, Inc.	5,008,353	0.9
66,342		CBS Corp. - Class B	3,914,178	0.7
97,090	(1)	Dish Network Corp. - Class A	4,636,048	0.8
58,320		Expedia, Inc.	6,984,986	1.2
156,110		Gap, Inc.	5,317,107	0.9
50,680		Genuine Parts Co.	4,815,107	0.8
92,750		Hilton Worldwide Holdings, Inc.	7,407,015	1.3
111,901		Kohl's Corp.	6,068,391	1.1
19,376		Marriott International, Inc.	2,629,905	0.5
43,230	(1)	Mohawk Industries, Inc.	11,927,157	2.1
158,776		Newell Brands, Inc.	4,906,178	0.9
73,140	(2)	Nordstrom, Inc.	3,465,373	0.6
49,790		PVH Corp.	6,831,686	1.2
42,460		Ralph Lauren Corp.	4,402,677	0.8
41,460		Tiffany & Co.	4,309,767	0.7
			94,802,092	16.6

		Consumer Staples: 6.5%
27,100		Constellation Brands, Inc.	6,194,247	1.1
256,420		Coty, Inc - Class A	5,100,194	0.9
73,710		Dr Pepper Snapple Group, Inc.	7,154,293	1.2
82,863	(1)	Edgewell Personal Care Co.	4,921,234	0.9
49,423		Energizer Holdings, Inc.	2,371,316	0.4
214,330		Kroger Co.	5,883,358	1.0
31,520		Molson Coors Brewing Co.	2,586,846	0.5
25,560		Pinnacle Foods, Inc.	1,520,053	0.3
18,000	(1)	Post Holdings, Inc.	1,426,140	0.2
			37,157,681	6.5

		Energy: 6.2%
211,364	(1)	Energen Corp.	12,168,226	2.1
186,020		EQT Corp.	10,588,258	1.9
104,480		PBF Energy, Inc.	3,703,816	0.6
293,700		Williams Cos., Inc.	8,954,913	1.6
			35,415,213	6.2

		Financials: 23.6%
5,333	(1)	Alleghany Corp.	3,178,948	0.6
203,820		Ally Financial, Inc.	5,943,391	1.0
33,680		Ameriprise Financial, Inc.	5,707,750	1.0
19,047		Chubb Ltd.	2,783,338	0.5
166,060		Citizens Financial Group, Inc.	6,971,199	1.2
288,910		Fifth Third Bancorp	8,765,529	1.5
58,490		First Republic Bank	5,067,574	0.9
148,330		Hartford Financial Services Group, Inc.	8,348,012	1.5
317,620		Huntington Bancshares, Inc.	4,624,547	0.8
168,590		Invesco Ltd.	6,160,279	1.1
206,540		Loews Corp.	10,333,196	1.8
59,673		M&T Bank Corp.	10,203,486	1.8
72,900		Marsh & McLennan Cos., Inc.	5,933,331	1.0
65,760		Northern Trust Corp.	6,568,766	1.2
83,880		Progressive Corp.	4,724,122	0.8
65,280		Raymond James Financial, Inc.	5,829,504	1.0
135,480		SunTrust Banks, Inc.	8,750,653	1.5
85,230		T. Rowe Price Group, Inc.	8,943,184	1.6
93,930		Unum Group	5,155,818	0.9
37,150		WR Berkley Corp.	2,661,798	0.5
168,370		XL Group Ltd.	5,919,889	1.0
49,480		Zions Bancorp.	2,515,068	0.4
			135,089,382	23.6

		Health Care: 6.2%
62,240		AmerisourceBergen Corp.	5,714,877	1.0
35,340		Cigna Corp.	7,177,201	1.3
46,580	(1)	Henry Schein, Inc.	3,255,010	0.6
20,660		Humana, Inc.	5,125,126	0.9
30,020	(1)	Laboratory Corp. of America Holdings	4,788,490	0.8
44,580		Universal Health Services, Inc.	5,053,143	0.9
33,950		Zimmer Biomet Holdings, Inc.	4,096,747	0.7
			35,210,594	6.2

		Industrials: 8.4%
24,410		Acuity Brands, Inc.	4,296,160	0.8
73,660		Ametek, Inc.	5,338,140	0.9
51,260		Carlisle Cos., Inc.	5,825,699	1.0
87,830		Fortune Brands Home & Security, Inc.	6,011,085	1.1
41,110		Hubbell, Inc.	5,563,828	1.0
44,800		IDEX Corp.	5,912,256	1.0
60,620		MSC Industrial Direct Co.	5,859,529	1.0
11,310		Regal Beloit Corp.	866,346	0.2
46,561		Snap-On, Inc.	8,115,582	1.4
			47,788,625	8.4

		Information Technology: 9.1%
81,980		Amphenol Corp.	7,197,844	1.3
49,990		Analog Devices, Inc.	4,450,610	0.8
87,290	(1)	Arrow Electronics, Inc.	7,018,989	1.2
109,310		CDW Corp.	7,595,952	1.3
172,976	(1)	CommScope Holding Co., Inc.	6,543,682	1.1
44,896		Jack Henry & Associates, Inc.	5,251,036	0.9
151,839	(1)	Keysight Technologies, Inc.	6,316,502	1.1
89,050	(1),(2)	Match Group, Inc.	2,788,156	0.5
56,860	(1)	Synopsys, Inc.	4,846,746	0.9
			52,009,517	9.1

		Materials: 4.6%
210,340		Ball Corp.	7,961,369	1.4
11,520		Sherwin-Williams Co.	4,723,661	0.8
182,830		Silgan Holdings, Inc.	5,373,373	1.0

See Accompanying Notes to Financial Statements

32

VY® JPMorgan Mid Cap Value Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2017 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Materials: (continued)
129,190		WestRock Co.	8,166,100	1.4
			26,224,503	4.6

		Real Estate: 10.7%
58,050		American Campus Communities, Inc.	2,381,791	0.4
94,180		American Homes 4 Rent	2,056,891	0.3
28,550		AvalonBay Communities, Inc.	5,093,606	0.9
38,410		Boston Properties, Inc.	4,994,452	0.9
197,950		Brixmor Property Group, Inc.	3,693,747	0.6
101,440	(1)	CBRE Group, Inc.	4,393,366	0.8
11,250		Essex Property Trust, Inc.	2,715,413	0.5
28,460		Federal Realty Investment Trust	3,779,773	0.7
78,400		GGP, Inc.	1,833,776	0.3
44,480		HCP, Inc.	1,160,038	0.2
36,823		JBG SMITH Properties	1,278,863	0.2
189,340		Kimco Realty Corp.	3,436,521	0.6
160,732		Outfront Media, Inc.	3,728,982	0.6
98,861		Park Hotels & Resorts, Inc.	2,842,254	0.5
126,420		Rayonier, Inc.	3,998,665	0.7
40,850		Regency Centers Corp.	2,826,003	0.5
63,396		Vornado Realty Trust	4,956,299	0.9
113,230		Weyerhaeuser Co.	3,992,490	0.7
29,950		WP Carey, Inc.	2,063,555	0.4
			61,226,485	10.7

		Utilities: 8.4%
59,170		Centerpoint Energy, Inc.	1,678,061	0.3
189,380		CMS Energy Corp.	8,957,674	1.6
84,750		Edison International	5,359,590	0.9
99,530	(2)	National Fuel Gas Co.	5,465,192	0.9
63,680		Sempra Energy	6,808,666	1.2
134,430		WEC Energy Group, Inc.	8,930,185	1.6
34,520		Westar Energy, Inc.	1,822,656	0.3
189,900		Xcel Energy, Inc.	9,136,089	1.6
			48,158,113	8.4

	Total Common Stock (Cost $407,081,875)		573,082,205	100.3

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.1%
	Securities Lending Collateral(3): 0.7%
776,640	Cantor Fitzgerald, Repurchase Agreement dated 12/29/17, 1.41%, due 01/02/18 (Repurchase Amount $776,760, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-8.500%, Market Value plus accrued interest $792,173, due 01/31/18-06/20/63)	776,640	0.1
1,000,000	Millenium Fixed Income Ltd., Repurchase Agreement dated 12/29/17, 1.44%, due 01/02/18 (Repurchase Amount $1,000,158, collateralized by various U.S. Government Securities, 2.875%-3.625%, Market Value plus accrued interest $1,020,000, due 02/15/43-02/15/44)	1,000,000	0.2
1,000,000	NBC Global Finance Ltd., Repurchase Agreement dated 12/29/17, 1.50%, due 01/02/18 (Repurchase Amount $1,000,164, collateralized by various U.S. Government Securities, 0.750%-2.250%, Market Value plus accrued interest $1,020,000, due 09/30/18-09/09/49)	1,000,000	0.2
1,000,000	State of Wisconsin Investment Board, Repurchase Agreement dated 12/29/17, 1.63%, due 01/02/18 (Repurchase Amount $1,000,179, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $1,027,770, due 01/15/19-02/15/46)	1,000,000	0.2
		3,776,640	0.7

Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.4%
2,423,513	(4) BlackRock Liquidity Funds, FedFund, Institutional Class, 1.170%
	(Cost $2,423,513)	2,423,513	0.4

	Total Short-Term Investments (Cost $6,200,153)	6,200,153	1.1

	Total Investments in Securities (Cost $413,282,028)	$579,282,358	101.4
	Liabilities in Excess of Other Assets	(8,266,266)	(1.4)
	Net Assets	$571,016,092	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Non-income producing security.
(2)	Security, or a portion of the security, is on loan.
(3)	Represents securities purchased with cash collateral received for securities on loan.
(4)	Rate shown is the 7-day yield as of December 31, 2017.

See Accompanying Notes to Financial Statements

33

VY® Oppenheimer Global Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2017

Shares			Value	Percentage of Net Assets
COMMON STOCK: 96.8%
		China: 2.4%
50,110	(1)	Baidu, Inc. ADR	11,736,263	0.7
728,424	(1)	JD.com, Inc. ADR	30,171,322	1.7
			41,907,585	2.4

		Denmark: 0.5%
163,676		FLSmidth & Co. A/S	9,520,066	0.5

		France: 6.1%
168,078		LVMH Moet Hennessy Louis Vuitton SE	49,331,652	2.8
76,410		Kering	35,968,159	2.1
398,940		Societe Generale	20,567,504	1.2
			105,867,315	6.1

		Germany: 7.5%
143,266		Allianz SE	32,786,024	1.9
164,205		Bayer AG	20,404,584	1.2
77,968	(1)	Linde AG	18,209,435	1.1
334,404		SAP SE	37,411,460	2.1
153,884		Siemens AG	21,306,363	1.2
			130,117,866	7.5

		India: 3.7%
10,564,970		DLF Ltd.	42,732,786	2.5
1,528,222		ICICI Bank Ltd. ADR	14,869,600	0.8
812,691		Zee Entertainment Enterprises Ltd.	7,398,884	0.4
			65,001,270	3.7

		Italy: 0.7%
208,983		Brunello Cucinelli SpA	6,761,614	0.4
68,697		Tod's S.p.A.	5,019,734	0.3
			11,781,348	0.7

		Japan: 14.2%
1,138,800		Dai-ichi Life Holdings, Inc.	23,404,782	1.3
61,900		Fanuc Ltd.	14,849,590	0.9
72,302		Keyence Corp.	40,390,164	2.3
319,500		Kyocera Corp.	20,859,196	1.2
389,000		Minebea Co., Ltd.	8,113,439	0.5
213,700		Murata Manufacturing Co., Ltd.	28,611,888	1.6
311,600		Nidec Corp.	43,629,313	2.5
45,500		Nintendo Co., Ltd.	16,384,397	0.9
148,100		Omron Corp.	8,808,833	0.5
485,500	(1)	Renesas Electronics Corp.	5,630,556	0.3
339,700		Suzuki Motor Corp.	19,663,078	1.1
233,700		TDK Corp.	18,572,334	1.1
			248,917,570	14.2

		Netherlands: 3.1%
549,333		Airbus SE	54,596,319	3.1

		Spain: 2.3%
1,158,732		Banco Bilbao Vizcaya Argentaria S.A.	9,847,124	0.6
861,340		Industria de Diseno Textil SA	29,950,241	1.7
			39,797,365	2.3

		Sweden: 1.2%
1,006,130		Assa Abloy AB	20,858,547	1.2

		Switzerland: 3.2%
1,005,893		Credit Suisse Group AG	17,940,830	1.1
35,852		Roche Holding AG	9,065,371	0.5
1,531,780		UBS Group AG	28,143,023	1.6
			55,149,224	3.2

		United Kingdom: 7.0%
2,760,672	(1),(2)	Circassia Pharmaceuticals Plc	3,876,406	0.2
9,176,974	(1)	Earthport PLC	1,285,490	0.1
1,798,250		International Consolidated Airlines Group SA	15,748,175	0.9
539,477		International Game Technology PLC	14,301,535	0.8
1,254,846		Prudential PLC	32,136,937	1.9
143,240		Shire PLC	7,422,842	0.4
522,544		TechnipFMC PLC	16,209,844	0.9
575,097		Unilever PLC	31,898,334	1.8
			122,879,563	7.0

		United States: 44.9%
115,430		3M Co.	27,168,759	1.6
352,030	(1),(2)	Acadia Pharmaceuticals, Inc.	10,599,623	0.6
223,213	(1)	Adobe Systems, Inc.	39,115,846	2.2
259,270		Aetna, Inc.	46,769,715	2.7
49,170	(1)	Alphabet, Inc. - Class A	51,795,678	3.0
46,227	(1)	Alphabet, Inc. - Class C	48,371,933	2.8
86,600	(1)	AnaptysBio, Inc.	8,722,352	0.5
163,730		Anthem, Inc.	36,840,887	2.1
53,690	(1)	Biogen, Inc.	17,104,023	1.0
80,280	(1)	BioMarin Pharmaceutical, Inc.	7,158,568	0.4
77,890	(1)	Bluebird Bio, Inc.	13,872,209	0.8
133,390	(1)	Blueprint Medicines Corp.	10,058,940	0.6
123,910	(1)	Centene Corp.	12,500,041	0.7
584,270		Citigroup, Inc.	43,475,531	2.5
498,040		Colgate-Palmolive Co.	37,577,118	2.1
81,070		Equifax, Inc.	9,559,774	0.5
235,950	(1)	Facebook, Inc.	41,635,737	2.4
338,590		FNF Group	13,286,272	0.8
194,930		Gilead Sciences, Inc.	13,964,785	0.8
102,760		Goldman Sachs Group, Inc.	26,179,138	1.5
223,270		Intuit, Inc.	35,227,541	2.0
217,770	(1),(2)	Ionis Pharmaceuticals, Inc.	10,953,831	0.6
86,840	(1),(2)	Loxo Oncology, Inc.	7,310,191	0.4
322,060	(1)	MacroGenics, Inc.	6,119,140	0.3
665,010		Maxim Integrated Products	34,766,723	2.0
243,430		Newell Brands, Inc.	7,521,987	0.4
300,020	(1)	PayPal Holdings, Inc.	22,087,472	1.3
251,060		S&P Global, Inc.	42,529,564	2.4
114,390	(1)	Sage Therapeutics, Inc.	18,841,177	1.1
216,200		Tiffany & Co.	22,473,990	1.3

See Accompanying Notes to Financial Statements

34

VY® Oppenheimer Global Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2017 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	United States: (continued)
148,390	United Parcel Service, Inc. - Class B	17,680,669	1.0
228,600	Walt Disney Co.	24,576,786	1.4
153,690	Zimmer Biomet Holdings, Inc.	18,545,772	1.1
		784,391,772	44.9

	Total Common Stock (Cost $813,899,161)	1,690,785,810	96.8

PREFERRED STOCK: 1.7%
	Germany: 1.7%
332,094	Bayerische Motoren Werke AG	29,634,029	1.7

	India: 0.0%
4,781,446	(1) Zee Entertainment Enterprises Ltd.	749,120	0.0

	Total Preferred Stock (Cost $12,621,781)	30,383,149	1.7

	Total Long-Term Investments (Cost $826,520,942)	1,721,168,959	98.5

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.1%
	Securities Lending Collateral(3): 0.7%
3,081,613	Cantor Fitzgerald, Repurchase Agreement dated 12/29/17, 1.41%, due 01/02/18 (Repurchase Amount $3,082,089, collateralized by various U.S. Government\U.S. Government Agency Obligations, 0.000%-8.500%, Market Value plus accrued interest $3,143,245, due 01/31/18-06/20/63)	3,081,613	0.2
2,360,286	Daiwa Capital Markets, Repurchase Agreement dated 12/29/17, 1.43%, due 01/02/18 (Repurchase Amount $2,360,656, collateralized by various U.S. Government\U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $2,407,492, due 01/11/18-12/01/51)	2,360,286	0.1
3,081,613	Millenium Fixed Income Ltd., Repurchase Agreement dated 12/29/17, 1.44%, due 01/02/18 (Repurchase Amount $3,082,099, collateralized by various U.S. Government Securities, 2.875%-3.625%, Market Value plus accrued interest $3,143,245, due 02/15/43-02/15/44)	3,081,613	0.2
3,081,613	State of Wisconsin Investment Board, Repurchase Agreement dated 12/29/17, 1.63%, due 01/02/18 (Repurchase Amount $3,082,163, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $3,167,188, due 01/15/19-02/15/46)	3,081,613	0.2
		11,605,125	0.7

Shares		Value	Percentage of Net Assets
	Mutual Funds: 1.4%
25,246,097	(4) BlackRock Liquidity Funds, FedFund, Institutional Class, 1.170%
	(Cost $25,246,097)	25,246,097	1.4

	Total Short-Term Investments (Cost $36,851,222)	36,851,222	2.1

	Total Investments in Securities (Cost $863,372,164)	$1,758,020,181	100.6
	Liabilities in Excess of Other Assets	(10,757,902)	(0.6)
	Net Assets	$1,747,262,279	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
ADR	American Depositary Receipt
(1)	Non-income producing security.
(2)	Security, or a portion of the security, is on loan.
(3)	Represents securities purchased with cash collateral received for securities on loan.
(4)	Rate shown is the 7-day yield as of December 31, 2017.

See Accompanying Notes to Financial Statements

35

VY® Pioneer High Yield Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2017

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 73.9%
		Basic Materials: 3.1%
154,000		AK Steel Corp., 6.375%, 10/15/25	153,230	0.1
300,000	(1)	Ausdrill Finance Pty Ltd., 6.875%, 11/01/19	305,250	0.3
389,000		CF Industries, Inc., 3.450%, 06/01/23	385,110	0.4
300,000		Coeur Mining, Inc., 5.875%, 06/01/24	297,375	0.3
130,000		Commercial Metals Co., 5.375%, 07/15/27	132,925	0.1
250,000	(1)	Constellium NV, 5.875%, 02/15/26	255,312	0.3
60,000		Hexion, Inc., 6.625%, 04/15/20	54,150	0.1
75,000	(1)	Hudbay Minerals, Inc., 7.250%, 01/15/23	79,875	0.1
100,000	(1)	Hudbay Minerals, Inc., 7.625%, 01/15/25	110,000	0.1
190,000	(1)	Kinross Gold Corp., 4.500%, 07/15/27	191,663	0.2
435,000	(1)	Kraton Polymers LLC / Kraton Polymers Capital Corp., 7.000%, 04/15/25	467,625	0.5
450,000	(1)	NOVA Chemicals Corp., 5.000%, 05/01/25	450,000	0.4
145,000	(1)	Tronox Finance LLC, 7.500%, 03/15/22	151,887	0.1
110,000		Valvoline, Inc., 4.375%, 08/15/25	111,238	0.1
			3,145,640	3.1

		Communications: 12.8%
200,000	(1)	Altice Financing SA, 6.625%, 02/15/23	209,920	0.2
200,000	(1)	Altice US Finance I Corp., 5.375%, 07/15/23	205,500	0.2
365,000	(2),(3)	Avaya, Inc., 04/01/19	–	–
200,000	(1)	CB Escrow Corp., 8.000%, 10/15/25	204,000	0.2
210,000	(1)	CCO Holdings LLC / CCO Holdings Capital Corp., 5.000%, 02/01/28	205,275	0.2
505,000	(1)	CCO Holdings LLC / CCO Holdings Capital Corp., 5.500%, 05/01/26	518,887	0.5
310,000	(1)	CCO Holdings LLC / CCO Holdings Capital Corp., 5.750%, 02/15/26	322,787	0.3
380,000		CenturyLink, Inc., 6.450%, 06/15/21	385,700	0.4
155,000	(1)	CommScope Technologies LLC, 5.000%, 03/15/27	155,387	0.2
120,000	(1)	CommScope, Inc., 5.000%, 06/15/21	122,700	0.1
200,000	(1)	CSC Holdings LLC, 5.500%, 04/15/27	204,500	0.2
300,000		DISH DBS Corp., 5.875%, 07/15/22	302,625	0.3
86,000		Frontier Communications Corp., 8.500%, 04/15/20	71,595	0.1
555,000		Frontier Communications Corp., 8.750%, 04/15/22	400,815	0.4
330,000		Frontier Communications Corp., 10.500%, 09/15/22	250,387	0.2
250,000		GCI, Inc., 6.750%, 06/01/21	254,688	0.3
140,000		GCI, Inc., 6.875%, 04/15/25	149,800	0.2
250,000	(1)	Gray Television, Inc., 5.125%, 10/15/24	250,000	0.2
280,000	(1)	Gray Television, Inc., 5.875%, 07/15/26	287,700	0.3
415,000		Hughes Satellite Systems Corp., 5.250%, 08/01/26	424,856	0.4
690,000		Level 3 Financing, Inc., 5.250%, 03/15/26	678,995	0.7
195,000	(1)	MDC Partners, Inc., 6.500%, 05/01/24	196,950	0.2
1,445,000	(2)	Millicom International Cellular S.A. Escrow, 11/15/26	—	—
550,000		Netflix, Inc., 4.375%, 11/15/26	540,375	0.5
200,000	(1)	SFR Group SA, 6.000%, 05/15/22	202,750	0.2
350,000		Quebecor Media, Inc., 5.750%, 01/15/23	372,750	0.4
251,000	(1)	Sinclair Television Group, Inc., 5.125%, 02/15/27	250,059	0.2
170,000	(1)	Sirius XM Radio, Inc., 4.625%, 05/15/23	174,038	0.2
525,000	(1)	Sirius XM Radio, Inc., 5.000%, 08/01/27	528,938	0.5
1,660,000		Sprint Corp., 7.250%, 09/15/21	1,761,675	1.7
425,000		TEGNA, Inc., 6.375%, 10/15/23	446,781	0.4
95,000		T-Mobile USA, Inc., 5.125%, 04/15/25	98,919	0.1
130,000		T-Mobile USA, Inc., 6.000%, 03/01/23	136,435	0.1
250,000		T-Mobile USA, Inc., 6.000%, 04/15/24	265,625	0.3
70,000		T-Mobile USA, Inc., 6.500%, 01/15/24	74,375	0.1
450,000		T-Mobile USA, Inc., 6.500%, 01/15/26	492,188	0.5
24,000	(1)	Univision Communications, Inc., 5.125%, 02/15/25	23,460	0.0
440,000	(1)	Videotron Ltd., 5.375%, 06/15/24	475,750	0.5

See Accompanying Notes to Financial Statements

36

VY® Pioneer High Yield Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2017 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Communications: (continued)
346,000	(1)	Wind Tre SpA, 5.000%, 01/20/26	330,776	0.3
375,000		Windstream Services LLC, 6.375%, 08/01/23	230,625	0.2
335,000	(1)	Windstream Services LLC / Windstream Finance Corp., 8.625%, 10/31/25	324,113	0.3
387,000	(1)	Windstream Services LLC / Windstream Finance Corp., 8.750%, 12/15/24	272,351	0.3
200,000		Windstream Services LLC, 7.750%, 10/15/20	170,000	0.2
			12,975,050	12.8

		Consumer, Cyclical: 11.8%
75,000	(1)	Allison Transmission, Inc., 4.750%, 10/01/27	75,656	0.1
190,000		AMC Entertainment Holdings, Inc., 5.875%, 11/15/26	188,100	0.2
160,000		AMC Entertainment Holdings, Inc., 6.125%, 05/15/27	159,600	0.2
335,000		Asbury Automotive Group, Inc., 6.000%, 12/15/24	350,477	0.3
225,000	(1)	Beazer Homes USA, Inc., 5.875%, 10/15/27	227,250	0.2
570,000		Beazer Homes USA, Inc., 6.750%, 03/15/25	603,487	0.6
70,000		Beazer Homes USA, Inc., 8.750%, 03/15/22	77,343	0.1
230,000	(1)	Cooper-Standard Automotive, Inc., 5.625%, 11/15/26	238,050	0.2
125,000	(1)	Dana Financing Luxembourg Sarl, 5.750%, 04/15/25	132,031	0.1
300,000		Eldorado Resorts, Inc., 6.000%, 04/01/25	315,000	0.3
360,000		Global Partners L.P. / GLP Finance Corp., 7.000%, 06/15/23	371,700	0.4
250,000	(1)	Golden Nugget, Inc., 6.750%, 10/15/24	255,000	0.2
230,000	(1)	Golden Nugget, Inc., 8.750%, 10/01/25	242,075	0.2
350,000		Goodyear Tire & Rubber Co/The, 5.000%, 05/31/26	362,197	0.4
236,000	(1)	H&E Equipment Services, Inc., 5.625%, 09/01/25	247,210	0.2
165,000	(1)	Hilton Grand Vacations Borrower LLC/Hilton Grand Vacations Borrower, Inc., 6.125%, 12/01/24	180,881	0.2
185,000	(1)	International Automotive Components Group SA, 9.125%, 06/01/18	183,266	0.2
300,000	(1)	International Game Technology PLC, 6.500%, 02/15/25	336,750	0.3
186,000	(1)	Intrepid Aviation Group Holdings LLC / Intrepid Finance Co., 6.875%, 02/15/19	185,535	0.2
248,000	(1)	JB Poindexter & Co., Inc., 9.000%, 04/01/22	257,920	0.3
400,000		KB Home, 7.000%, 12/15/21	446,000	0.4
245,000		KB Home, 7.500%, 09/15/22	279,912	0.3
205,000	(1)	KFC Holding Co/Pizza Hut Holdings LLC/Taco Bell of America LLC, 5.000%, 06/01/24	211,919	0.2
205,000	(1)	KFC Holding Co/Pizza Hut Holdings LLC/Taco Bell of America LLC, 5.250%, 06/01/26	216,275	0.2
250,000		Lennar Corp., 4.500%, 06/15/19	256,562	0.3
465,000		Lennar Corp., 4.750%, 11/15/22	489,994	0.5
100,000		LKQ Corp., 4.750%, 05/15/23	102,750	0.1
310,000		MDC Holdings, Inc., 5.500%, 01/15/24	328,600	0.3
230,000		Meritage Homes Corp., 5.125%, 06/06/27	234,600	0.2
145,000		Meritage Homes Corp., 7.000%, 04/01/22	163,850	0.2
200,000	(1)	Nexteer Automotive Group Ltd., 5.875%, 11/15/21	209,500	0.2
48,000		Penske Automotive Group, Inc., 3.750%, 08/15/20	49,020	0.0
466,000	(1)	PetSmart, Inc., 7.125%, 03/15/23	278,435	0.3
280,000		PulteGroup, Inc., 5.000%, 01/15/27	293,650	0.3
150,000		Regal Entertainment Group, 5.750%, 03/15/22	155,063	0.2
270,000		Regal Entertainment Group, 5.750%, 02/01/25	278,100	0.3
130,000		CalAtlantic Group, Inc., 5.375%, 10/01/22	139,913	0.1
200,000	(1)	Scientific Games International, Inc., 5.000%, 10/15/25	201,000	0.2
595,000		Scientific Games International, Inc., 10.000%, 12/01/22	655,244	0.6
365,000	(1)	Taylor Morrison Communities, Inc. / Taylor Morrison Holdings II, Inc., 5.625%, 03/01/24	383,706	0.4
400,000		Tempur Sealy International, Inc., 5.500%, 06/15/26	411,080	0.4
169,000	(1)	TI Group Automotive Systems LLC, 8.750%, 07/15/23	182,098	0.2
255,000	(1)	Titan International, Inc., 6.500%, 11/30/23	260,100	0.3
190,000		TRI Pointe Group, Inc., 5.250%, 06/01/27	195,121	0.2

See Accompanying Notes to Financial Statements

37

VY® Pioneer High Yield Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2017 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Consumer, Cyclical: (continued)
228,000	(1)	Viking Cruises Ltd., 5.875%, 09/15/27	232,560	0.2
305,000	(1)	Viking Cruises Ltd, 6.250%, 05/15/25	315,675	0.3
			11,960,255	11.8

		Consumer, Non-cyclical: 10.8%
80,000	(1)	Alliance One International, Inc., 8.500%, 04/15/21	84,000	0.1
310,000		Alliance One International, Inc., 9.875%, 07/15/21	286,362	0.3
200,000	(1)	Ashtead Capital, Inc., 4.125%, 08/15/25	202,250	0.2
94,000	(1)	Avantor, Inc., 6.000%, 10/01/24	93,882	0.1
225,000		BioScrip, Inc., 8.875%, 02/15/21	204,750	0.2
260,000	(1)	Brink's Co/The, 4.625%, 10/15/27	255,450	0.2
215,000	(1)	C&S Group Enterprises LLC, 5.375%, 07/15/22	203,712	0.2
20,000	(1)	Cardtronics, Inc. / Cardtronics USA, Inc., 5.500%, 05/01/25	18,150	0.0
85,000		CHS/Community Health Systems, Inc., 6.250%, 03/31/23	76,925	0.1
145,000		CHS/Community Health Systems, Inc., 6.875%, 02/01/22	84,100	0.1
130,000		CHS/Community Health Systems, Inc., 8.000%, 11/15/19	110,825	0.1
375,000	(1)	Cimpress NV, 7.000%, 04/01/22	388,125	0.4
250,000	(1)	APTIM Corp., 7.750%, 06/15/25	240,000	0.2
270,000	(1)	Endo Finance LLC, 5.750%, 01/15/22	226,125	0.2
200,000	(1)	Endo Ltd. / Endo Finance LLC / Endo Finco, Inc., 6.000%, 02/01/25	156,000	0.1
750,000		HCA, Inc., 5.375%, 02/01/25	778,125	0.8
35,000	(1)	Horizon Pharma, Inc. / Horizon Pharma USA, Inc., 8.750%, 11/01/24	37,144	0.0
200,000		Horizon Pharma, Inc., 6.625%, 05/01/23	200,000	0.2
450,000		Kindred Healthcare, Inc., 6.375%, 04/15/22	459,000	0.4
240,000		Kindred Healthcare, Inc., 8.000%, 01/15/20	261,228	0.3
80,000	(1)	Lamb Weston Holdings, Inc., 4.625%, 11/01/24	82,800	0.1
80,000	(1)	Lamb Weston Holdings, Inc., 4.875%, 11/01/26	83,800	0.1
345,000		Molina Healthcare, Inc., 5.375%, 11/15/22	361,387	0.4
424,000	(1)	Pilgrim's Pride Corp., 5.875%, 09/30/27	437,780	0.4
500,000	(1)	Post Holdings, Inc., 5.625%, 01/15/28	502,500	0.5
510,000	(1)	RegionalCare Hospital Partners Holdings, Inc., 8.250%, 05/01/23	540,600	0.5
105,000		Revlon Consumer Products Corp., 5.750%, 02/15/21	79,800	0.1
135,000		Service Corp. International/US, 4.625%, 12/15/27	137,311	0.1
235,000	(1)	Team Health Holdings, Inc., 6.375%, 02/01/25	210,913	0.2
360,000		Tenet Healthcare Corp., 4.375%, 10/01/21	360,900	0.4
85,000	(1)	Tenet Healthcare Corp., 7.500%, 01/01/22	89,569	0.1
130,000		Tenet Healthcare Corp., 8.125%, 04/01/22	132,762	0.1
60,000		United Rentals North America, Inc., 4.625%, 10/15/25	60,600	0.1
60,000		United Rentals North America, Inc., 4.875%, 01/15/28	60,450	0.1
525,000		United Rentals North America, Inc., 5.750%, 11/15/24	554,531	0.5
380,000		Universal Hospital Services, Inc., 7.625%, 08/15/20	381,900	0.4
200,000	(1)	Valeant Pharmaceuticals International, Inc., 5.500%, 11/01/25	204,500	0.2
1,709,000	(1)	Valeant Pharmaceuticals International, Inc., 5.875%, 05/15/23	1,587,234	1.6
95,000	(1)	Valeant Pharmaceuticals International, Inc., 6.500%, 03/15/22	99,988	0.1
125,000	(1)	Valeant Pharmaceuticals International, Inc., 7.000%, 03/15/24	134,063	0.1
525,000		WellCare Health Plans, Inc., 5.250%, 04/01/25	555,188	0.5
			11,024,729	10.8

		Energy: 15.3%
150,000		Alta Mesa Hldgs, 7.875%, 12/15/24	165,188	0.2
200,000		Andeavor Logistics L.P. / Tesoro Logistics Finance Corp., 5.250%, 01/15/25	210,590	0.2
135,000		Antero Midstream Partners L.P. / Antero Midstream Finance Corp., 5.375%, 09/15/24	139,725	0.1
212,000		Antero Resources Corp., 5.000%, 03/01/25	217,300	0.2
525,000		Archrock Partners L.P. / Archrock Partners Finance Corp., 6.000%, 04/01/21	527,625	0.5
50,000		Archrock Partners L.P. / Archrock Partners Finance Corp., 6.000%, 10/01/22	50,250	0.0

See Accompanying Notes to Financial Statements

38

VY® Pioneer High Yield Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2017 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Energy: (continued)
355,000	(1)	Blue Racer Midstream LLC / Blue Racer Finance Corp., 6.125%, 11/15/22	370,975	0.4
350,000		Calumet Specialty Products Partners L.P. / Calumet Finance Corp., 6.500%, 04/15/21	350,000	0.3
175,000		Calumet Specialty Products Partners L.P. / Calumet Finance Corp., 7.750%, 04/15/23	176,750	0.2
518,000		Cheniere Corpus Christi Holdings LLC, 5.125%, 06/30/27	537,114	0.5
100,000		Cheniere Corpus Christi Holdings LLC, 5.875%, 03/31/25	108,562	0.1
104,000	(1)	Chesapeake Energy Corp., 8.000%, 12/15/22	112,580	0.1
142,000	(3)	Cobalt International Energy, Inc., 11.750%, 12/01/21	154,780	0.2
200,000		Concho Resources, Inc., 4.375%, 01/15/25	208,500	0.2
249,000	(1)	Covey Park Energy LLC / Covey Park Finance Corp., 7.500%, 05/15/25	260,130	0.3
90,000		DCP Midstream Operating L.P., 2.700%, 04/01/19	89,887	0.1
120,000		DCP Midstream Operating L.P., 3.875%, 03/15/23	119,850	0.1
325,000		DCP Midstream Operating L.P., 5.600%, 04/01/44	324,187	0.3
285,000	(1)	Delek Logistics Partners L.P., 6.750%, 05/15/25	289,275	0.3
110,000	(1)	Endeavor Energy Resources L.P. / EER Finance, Inc., 5.500%, 01/30/26	112,200	0.1
115,000	(1)	Endeavor Energy Resources L.P. / EER Finance, Inc., 5.750%, 01/30/28	118,536	0.1
200,000		Energy Transfer Equity L.P., 4.250%, 03/15/23	199,000	0.2
295,000		Energy Transfer Equity L.P., 5.875%, 01/15/24	311,225	0.3
60,000		EnLink Midstream Partners L.P., 5.050%, 04/01/45	59,432	0.1
174,000		EnLink Midstream Partners L.P., 5.600%, 04/01/44	183,181	0.2
150,000	(1)	Exterran Energy Solutions L.P. / EES Finance Corp., 8.125%, 05/01/25	161,625	0.2
205,000	(1)	Extraction Oil & Gas Holdings LLC / Extraction Finance Corp., 7.875%, 07/15/21	217,812	0.2
210,000		Genesis Energy L.P. / Genesis Energy Finance Corp., 6.250%, 05/15/26	209,737	0.2
233,000		Genesis Energy L.P. / Genesis Energy Finance Corp., 6.500%, 10/01/25	237,660	0.2
100,000		Genesis Energy L.P. / Genesis Energy Finance Corp., 6.750%, 08/01/22	104,250	0.1
245,000	(1)	Great Western Petroleum LLC / Great Western Finance Corp., 9.000%, 09/30/21	256,025	0.3
300,000		Gulfport Energy Corp., 6.000%, 10/15/24	301,500	0.3
200,000		Gulfport Energy Corp., 6.375%, 05/15/25	201,750	0.2
20,000		Gulfport Energy Corp., 6.625%, 05/01/23	20,500	0.0
36,000	(1)	Halcon Resources Corp., 6.750%, 02/15/25	37,620	0.0
285,000	(1)	Hess Infrastructure Partners L.P. / Hess Infrastructure Partners Finance Corp., 5.625%, 02/15/26	295,688	0.3
255,000	(1)	Hilcorp Energy I L.P. / Hilcorp Finance Co., 5.750%, 10/01/25	262,013	0.3
100,000	(1)	MEG Energy Corp., 6.500%, 01/15/25	99,125	0.1
220,000	(1)	MEG Energy Corp., 7.000%, 03/31/24	186,725	0.2
80,000		Murphy Oil Corp., 6.875%, 08/15/24	85,600	0.1
250,000		Murphy Oil USA, Inc., 6.000%, 08/15/23	261,875	0.3
162,000	(1)	NGPL PipeCo LLC, 4.375%, 08/15/22	165,341	0.2
303,000		Noble Energy, Inc., 5.625%, 05/01/21	311,472	0.3
330,000		Oasis Petroleum, Inc., 6.875%, 03/15/22	339,488	0.3
230,000	(1)	Parsley Energy LLC / Parsley Finance Corp., 5.375%, 01/15/25	233,450	0.2
200,000	(1)	Parsley Energy LLC / Parsley Finance Corp., 5.625%, 10/15/27	205,000	0.2
210,000	(1)	Parsley Energy LLC / Parsley Finance Corp., 6.250%, 06/01/24	222,075	0.2
400,000	(1)	PBF Logistics L.P. / PBF Logistics Finance Corp., 6.875%, 05/15/23	414,000	0.4
225,000	(1)	Precision Drilling Corp., 7.125%, 01/15/26	230,063	0.2
220,000		QEP Resources, Inc., 5.625%, 03/01/26	223,850	0.2
275,000		Range Resources Corp., 5.000%, 03/15/23	275,000	0.3
70,000		Rowan Cos, Inc., 4.875%, 06/01/22	66,325	0.1

See Accompanying Notes to Financial Statements

39

VY® Pioneer High Yield Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2017 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Energy: (continued)
296,000		Rowan Cos, Inc., 5.400%, 12/01/42	222,000	0.2
31,000		Rowan Cos, Inc., 5.850%, 01/15/44	24,335	0.0
125,000		Sabine Pass Liquefaction LLC, 5.000%, 03/15/27	134,195	0.1
100,000		Sabine Pass Liquefaction LLC, 5.625%, 02/01/21	107,267	0.1
245,000		Sabine Pass Liquefaction LLC, 5.875%, 06/30/26	275,629	0.3
55,000		Sanchez Energy Corp., 6.125%, 01/15/23	46,888	0.0
360,000		Sanchez Energy Corp., 7.750%, 06/15/21	340,200	0.3
85,000	(1)	SESI LLC, 7.750%, 09/15/24	90,525	0.1
35,000		SM Energy Co., 6.125%, 11/15/22	35,831	0.0
260,000		SM Energy Co., 6.750%, 09/15/26	269,100	0.3
120,000		Summit Midstream Holdings LLC / Summit Midstream Finance Corp., 5.750%, 04/15/25	121,607	0.1
335,000		Targa Resources Partners L.P. / Targa Resources Partners Finance Corp., 4.250%, 11/15/23	332,488	0.3
84,000	(1)	Targa Resources Partners L.P. / Targa Resources Partners Finance Corp., 5.000%, 01/15/28	84,105	0.1
215,000		Targa Resources Partners L.P. / Targa Resources Partners Finance Corp., 5.250%, 05/01/23	220,375	0.2
300,000	(1)	TerraForm Power Operating LLC, 4.250%, 01/31/23	298,125	0.3
300,000	(1)	TerraForm Power Operating LLC, 5.000%, 01/31/28	297,375	0.3
300,000		Andeavor, 5.375%, 10/01/22	310,125	0.3
75,000	(1)	Transocean, Inc., 7.500%, 01/15/26	76,991	0.1
270,000	(1)	Trinidad Drilling Ltd, 6.625%, 02/15/25	257,850	0.3
125,000	(1)	Whiting Petroleum Corp., 6.625%, 01/15/26	127,656	0.1
180,000		Williams Cos, Inc./The, 4.550%, 06/24/24	187,650	0.2
300,000		Williams Cos, Inc./The, 5.750%, 06/24/44	321,750	0.3
200,000		WPX Energy, Inc., 5.250%, 09/15/24	200,310	0.2
101,000		WPX Energy, Inc., 7.500%, 08/01/20	109,838	0.1
80,000		WPX Energy, Inc., 8.250%, 08/01/23	91,200	0.1
			15,605,826	15.3

		Financial: 8.3%
500,000	(1)	Alliance Data Systems Corp., 5.875%, 11/01/21	513,750	0.5
200,000		Ally Financial, Inc., 4.625%, 05/19/22	208,500	0.2
335,000		Ally Financial, Inc., 4.625%, 03/30/25	353,006	0.4
173,000		Ally Financial, Inc., 5.750%, 11/20/25	189,219	0.2
235,000		Credit Suisse Group AG, 7.125%, 07/29/65	257,501	0.3
50,000	(1)	CyrusOne L.P. / CyrusOne Finance Corp., 5.000%, 03/15/24	52,000	0.1
140,000	(1)	CyrusOne L.P. / CyrusOne Finance Corp., 5.000%, 03/15/24	145,600	0.1
40,000	(1)	CyrusOne L.P. / CyrusOne Finance Corp., 5.375%, 03/15/27	42,100	0.0
195,000		Equinix, Inc., 5.375%, 04/01/23	202,605	0.2
600,000		Fly Leasing Ltd., 6.375%, 10/15/21	627,000	0.6
345,000	(1)	Freedom Mortgage Corp., 8.125%, 11/15/24	352,331	0.3
115,000	(1)	Greystar Real Estate Partners LLC, 5.750%, 12/01/25	118,737	0.1
260,000	(1)	Iron Mountain US Holdings, Inc., 5.375%, 06/01/26	268,450	0.3
300,000		Iron Mountain, Inc., 5.750%, 08/15/24	305,250	0.3
250,000		Kennedy-Wilson, Inc., 5.875%, 04/01/24	258,750	0.3
250,000	(1)	Kilimanjaro Re Ltd. (Cat Bond), 5.876%, (T-BILL 3MO + 4.500%), 04/30/18	246,100	0.2
250,000	(1)	Kilimanjaro Re Ltd. (Cat Bond), 10.626%, (T-BILL 3MO + 9.250%), 12/06/19	244,175	0.2
130,000		MPT Operating Partnership L.P. / MPT Finance Corp., 5.000%, 10/15/27	132,763	0.1
185,000		MPT Operating Partnership L.P. / MPT Finance Corp., 5.500%, 05/01/24	192,400	0.2
100,000		Nationstar Mortgage LLC / Nationstar Capital Corp., 6.500%, 08/01/18	100,233	0.1
575,000		Nationstar Mortgage LLC / Nationstar Capital Corp., 6.500%, 07/01/21	584,703	0.6

See Accompanying Notes to Financial Statements

40

VY® Pioneer High Yield Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2017 (continued)

Principal Amount†				Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
			Financial: (continued)
	125,000		Nationstar Mortgage LLC / Nationstar Capital Corp., 6.500%, 06/01/22	126,875	0.1
	295,000	(1)	Oxford Finance LLC / Oxford Finance Co-Issuer II, Inc., 6.375%, 12/15/22	305,325	0.3
	308,000	(1)	Provident Funding Associates L.P. / PFG Finance Corp., 6.375%, 06/15/25	324,170	0.3
	120,000	(1)	Quicken Loans, Inc., 5.750%, 05/01/25	124,801	0.1
	225,000	(1)	Rialto Holdings LLC / Rialto Corp., 7.000%, 12/01/18	226,688	0.2
	600,000		Royal Bank of Scotland Group PLC, 8.000%, 12/31/99	687,750	0.7
	200,000	(1)	Societe Generale SA, 7.375%, 12/31/99	217,260	0.2
	250,000	(1),(2)	Tailwind Re Ltd. 2017-1, 8.626%, (T-BILL 3MO + 7.250%), 01/08/25	250,000	0.2
	235,000		UBS Group AG, 7.125%, 08/10/65	256,331	0.3
	335,000	(1)	Uniti Group L.P. / Uniti Group Finance, Inc. / CSL Capital LLC, 6.000%, 04/15/23	329,975	0.3
	250,000	(1)	Ursa Re Ltd 2017-2 D (Cat Bond), 5.250%, 12/10/20	250,750	0.3
				8,495,098	8.3

			Industrial: 5.8%
	405,000		AECOM, 5.875%, 10/15/24	440,721	0.4
	250,000	(1)	Amsted Industries, Inc., 5.000%, 03/15/22	256,562	0.2
	250,000	(1)	Amsted Industries, Inc., 5.375%, 09/15/24	261,250	0.3
	220,000	(1)	Apex Tool Group LLC, 7.000%, 02/01/21	212,850	0.2
EUR	100,000	(4)	ARD Finance SA, 6.625% (PIK Rate 7.375%, Cash Rate 0.000%), 09/15/23	128,558	0.1
	100,000	(4)	ARD Finance SA, 7.125% (PIK Rate 7.875%, Cash Rate 0.000%), 09/15/23	104,750	0.1
	80,000	(1)	Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc., 4.625%, 05/15/23	81,900	0.1
	220,000	(1)	Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc., 6.000%, 02/15/25	232,100	0.2
	90,000	(1)	Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc., 7.250%, 05/15/24	98,325	0.1
	500,000		Ball Corp., 5.250%, 07/01/25	545,625	0.5
	85,000	(1)	Belden, Inc., 5.250%, 07/15/24	87,975	0.1
	140,000	(1)	Builders FirstSource, Inc., 5.625%, 09/01/24	146,223	0.1
	205,000	(1)	Coveris Holdings SA, 7.875%, 11/01/19	204,487	0.2
	640,000		Crown Cork & Seal Co., Inc., 7.375%, 12/15/26	748,800	0.7
	110,000	(1)	DAE Funding LLC, 4.500%, 08/01/22	108,350	0.1
	150,000		Engility Corp., 8.875%, 09/01/24	160,875	0.2
	100,000		EnPro Industries, Inc., 5.875%, 09/15/22	104,625	0.1
	205,000		Griffon Corp., 5.250%, 03/01/22	208,075	0.2
	160,000	(1)	Itron, Inc., 5.000%, 01/15/26	161,000	0.2
	180,000	(1)	Kratos Defense & Security Solutions, Inc., 6.500%, 11/30/25	187,425	0.2
	265,000		MasTec, Inc., 4.875%, 03/15/23	271,625	0.3
	150,000		Park-Ohio Industries, Inc., 6.625%, 04/15/27	162,375	0.2
	125,000	(1)	Plastipak Holdings, Inc., 6.250%, 10/15/25	129,062	0.1
	120,000	(1)	RBS Global, Inc. / Rexnord LLC, 4.875%, 12/15/25	121,500	0.1
	96,911		Reynolds Group Issuer, Inc., 5.750%, 10/15/20	98,486	0.1
	200,000	(1)	syncreon Group BV / syncreon Global Finance US, Inc., 8.625%, 11/01/21	163,000	0.2
	75,000	(1)	TTM Technologies, Inc., 5.625%, 10/01/25	77,063	0.1
	230,000	(1)	Tutor Perini Corp., 6.875%, 05/01/25	247,825	0.2
	185,000	(1)	USG Corp., 4.875%, 06/01/27	192,224	0.2
				5,943,636	5.8

			Technology: 3.5%
	210,000		Brocade Communications Systems, Inc., 4.625%, 01/15/23	215,775	0.2
	310,000	(1)	Change Healthcare Holdings LLC / Change Healthcare Finance, Inc., 5.750%, 03/01/25	311,162	0.3
	145,000	(1)	Dell International LLC / EMC Corp., 5.875%, 06/15/21	150,800	0.1
	435,000		Diebold Nixdorf, Inc., 8.500%, 04/15/24	463,819	0.4
	80,000	(1)	Entegris, Inc., 4.625%, 02/10/26	81,600	0.1
	570,000	(1)	First Data Corp., 5.750%, 01/15/24	594,082	0.6
	155,000	(1)	First Data Corp., 7.000%, 12/01/23	164,300	0.2
	70,000	(1)	j2 Cloud Services LLC / j2 Global Co-Obligor, Inc., 6.000%, 07/15/25	74,025	0.1
	200,000	(2),(3)	Midway Games, Inc., 06/01/21	–	–

See Accompanying Notes to Financial Statements

41

VY® Pioneer High Yield Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2017 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Technology: (continued)
160,000	(1)	MSCI, Inc., 4.750%, 08/01/26	168,400	0.2
265,000		NCR Corp., 5.000%, 07/15/22	270,963	0.3
160,000		NCR Corp., 6.375%, 12/15/23	168,000	0.2
200,000	(1)	Open Text Corp., 5.875%, 06/01/26	216,000	0.2
200,000	(1)	Quintiles IMS, Inc., 5.000%, 10/15/26	205,750	0.2
400,000	(1)	Rackspace Hosting, Inc., 8.625%, 11/15/24	428,000	0.4
			3,512,676	3.5

		Utilities: 2.5%
77,000		AES Corp., 5.125%, 09/01/27	81,042	0.1
100,000		AES Corp., 5.500%, 03/15/24	104,500	0.1
200,000		AmeriGas Partners L.P. / AmeriGas Finance Corp., 5.500%, 05/20/25	203,000	0.2
200,000	(1)	Calpine Corp., 5.250%, 06/01/26	196,752	0.2
580,000		Calpine Corp., 5.750%, 01/15/25	553,175	0.5
361,000	(1)	Dynegy, Inc., 8.000%, 01/15/25	392,587	0.4
65,000	(1)	NextEra Energy Operating Partners L.P., 4.250%, 09/15/24	66,300	0.1
395,000		NRG Energy, Inc., 6.625%, 01/15/27	419,688	0.4
184,505	(1)	NSG Holdings LLC / NSG Holdings, Inc., 7.750%, 12/15/25	203,416	0.2
250,000	(1)	Terraform Global Operating LLC, 9.750%, 08/15/22	277,813	0.3
			2,498,273	2.5

	Total Corporate Bonds/Notes (Cost $73,504,125)		75,161,183	73.9

FOREIGN GOVERNMENT BONDS: –%
15,388	(2),(4)	Mashantucket Western Pequot Tribe, 1.000% (PIK Rate 5.500%, Cash Rate 0.000%), 07/01/36	–	–

	Total Foreign Government Bonds (Cost $2,288)		–	–

BANK LOANS: 3.8%
		Auto Parts & Equipment: 0.6%
128,050		American Axle & Manufacturing Holdings, Inc. - Term Loan A, 3.810%, (US0003M + 2.000%), 04/06/24	128,498	0.1
99,599		Federal-Mogul Holdings Corporation New Term Loan C, 5.230%, (US0003M + 3.750%), 04/15/21	100,460	0.1
367,972		Tower Automotive Holdings Term Loan B1, 4.188%, (US0003M + 2.750%), 03/07/24	369,869	0.4
			598,827	0.6

		Building Materials: 0.2%
206,861		Builders FirstSource, Inc., 4.693%, (US0003M + 3.000%), 02/29/24	207,960	0.2

		Cable & Satellite Television: 0.3%
269,328		Virgin Media Bristol LLC 2017 USD Term Loan, 3.977%, (US0003M + 2.500%), 01/15/26	269,665	0.3

		Computers: 0.2%
175,782		DynCorp International, Inc. Term Loan B2 1L, 7.750%, (US0003M + 600.000%), 07/07/20	176,661	0.2

		Cosmetics/Personal Care: 0.3%
388,000		Revlon Consumer Products Corp. TL B 1L, 5.069%, (US0003M + 3.500%), 09/07/23	276,728	0.3

		Food: 0.2%
430,000		Del Monte Foods, Inc. 2nd Lien Term Loan, 9.064%, (US0003M + 7.250%), 08/18/21	207,475	0.2

		Forest Products & Paper: 0.2%
263,013		Caraustar Industries, Inc. - TL 1L, 7.193%, (US0003M + 5.500%), 03/14/22	263,999	0.2

		Insurance: 0.4%
70,857		Alliant Holdings I, Inc. 2015 Term Loan B, 4.802%, (US0003M + 3.250%), 08/12/22	71,308	0.1
312,399		Confie Seguros Holding II - TL B 1L, 6.729%, (US0003M + 4.750%), 04/19/22	311,345	0.3
			382,653	0.4

		Lodging: 0.0%
59,875		Golden Nugget, Inc. - TL 1L, 6.750%, (US0003M + 3.250%), 10/04/23	60,394	0.0

		Media: 0.5%
444,375		McGraw-Hill Global Education Holdings, LLC, 5.350%, (US0003M + 4.000%), 05/04/22	444,097	0.4

See Accompanying Notes to Financial Statements

42

VY® Pioneer High Yield Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2017 (continued)

Principal Amount†			Value	Percentage of Net Assets
BANK LOANS: (continued)
		Media: (continued)
57,055		Univision Communications Inc. Term Loan C5, 4.319%, (US0003M + 2.750%), 03/15/24	56,952	0.1
			501,049	0.5

		Metal Fabricate/Hardware: 0.3%
310,291		Zekelman Industries, Inc. Term Loan B, 4.073%, (US0003M + 3.500%), 06/14/21	312,540	0.3

		Oil & Gas: 0.3%
325,000		Gavilan Resources LLC - TL 2L, 7.460%, (US0003M + 6.000%), 03/01/24	322,969	0.3

		Retail: 0.2%
220,402		Camping World TL B 1L, 4.569%, (US0003M + 3.750%), 11/08/23	222,124	0.2

		Telecommunications: 0.1%
107,759		West Corp. - TL 1L, 5.350%, (US0003M + 4.000%), 10/10/24	108,290	0.1

	Total Bank Loans (Cost $4,176,344)		3,911,334	3.8

CONVERTIBLE BONDS/NOTES: 8.3%
		Communications: 1.2%
125,000		Ctrip.com International Ltd., 1.250%, 09/15/22	127,969	0.1
319,000	(1)	DISH Network Corp., 2.375%, 03/15/24	307,237	0.3
215,000		Finisar Corp., 0.500%, 12/15/33	217,150	0.2
50,000		FireEye, Inc., 1.000%, 06/01/35	46,937	0.1
50,000		FireEye, Inc., 1.625%, 06/01/35	45,938	0.0
268,000		Shutterfly, Inc., 0.250%, 05/15/18	268,000	0.3
150,000		Zillow Group, Inc., 2.000%, 12/01/21	164,250	0.2
			1,177,481	1.2

		Consumer, Cyclical: 0.4%
310,000		KB Home, 1.375%, 02/01/19	380,912	0.4
58,000	(1)	Marriott Vacations Worldwide Corp., 1.500%, 09/15/22	65,069	0.0
			445,981	0.4

		Consumer, Non-cyclical: 3.6%
155,000		Ascent Capital Group, Inc., 4.000%, 07/15/20	123,128	0.1
185,000		BioMarin Pharmaceutical, Inc., 0.599%, 08/01/24	184,769	0.2
330,000		Cardtronics, Inc., 1.000%, 12/01/20	294,319	0.3
246,000		Emergent BioSolutions, Inc., 2.875%, 01/15/21	397,905	0.4
180,000		Endologix, Inc., 2.250%, 12/15/18	173,025	0.2
205,000		Endologix, Inc., 3.250%, 11/01/20	186,934	0.2
390,000		Innoviva, Inc., 2.125%, 01/15/23	387,563	0.4
400,000		Jazz Investments I Ltd., 1.875%, 08/15/21	402,250	0.4
115,000		Macquarie Infrastructure Corp., 2.000%, 10/01/23	110,400	0.1
205,000		Medicines Co/The, 2.500%, 01/15/22	216,659	0.2
140,000		Medicines Co/The, 2.750%, 07/15/23	128,712	0.1
205,000		NuVasive, Inc., 2.250%, 03/15/21	241,387	0.2
205,000		Quidel Corp., 3.250%, 12/15/20	310,191	0.3
470,000		Wright Medical Group, Inc., 2.000%, 02/15/20	484,394	0.5
			3,641,636	3.6

		Energy: 0.4%
130,000		SEACOR Holdings, Inc., 3.000%, 11/15/28	123,419	0.1
260,000		Whiting Petroleum Corp., 1.250%, 04/01/20	240,500	0.3
			363,919	0.4

		Industrial: 0.9%
68,000	(1)	Air Transport Services Group, Inc., 1.125%, 10/15/24	70,380	0.1
410,000		Dycom Industries, Inc., 0.750%, 09/15/21	536,587	0.5
332,000		General Cable Corp., 4.500%, 11/15/29	351,713	0.3
			958,680	0.9

		Technology: 1.8%
110,000	(5)	Akamai Technologies, Inc., 02/15/19	110,894	0.1
110,000		Citrix Systems, Inc., 0.500%, 04/15/19	142,519	0.2
145,000		KeyW Holding Corp./The, 2.500%, 07/15/19	133,037	0.1
175,000	(1)	Microchip Technology, Inc., 1.625%, 02/15/27	205,953	0.2
90,000	(1)	Nice Systems, Inc., 1.250%, 01/15/24	111,319	0.1
120,000		Nuance Communications, Inc., 1.000%, 12/15/35	115,125	0.1
190,000		ON Semiconductor Corp., 1.000%, 12/01/20	243,438	0.2
250,000	(1)	ON Semiconductor Corp., 1.625%, 10/15/23	309,219	0.3
90,000	(1)	Silicon Laboratories, Inc., 1.375%, 03/01/22	104,006	0.1
110,000	(1)	Synaptics, Inc., 0.500%, 06/15/22	101,750	0.1
205,000		Synchronoss Technologies, Inc., 0.750%, 08/15/19	184,884	0.2

See Accompanying Notes to Financial Statements

43

VY® Pioneer High Yield Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2017 (continued)

Principal Amount†		Value	Percentage of Net Assets
CONVERTIBLE BONDS/NOTES: (continued)
	Technology: (continued)
46,000	Teradyne, Inc., 1.250%, 12/15/23	65,751	0.1
		1,827,895	1.8

	Total Convertible Bonds/Notes (Cost $7,811,380)	8,415,592	8.3

Shares			Value	Percentage of Net Assets
COMMON STOCK: 3.2%
		Consumer Discretionary: 0.5%
24,014		Ford Motor Co.	299,935	0.3
1,476	(1),(2),(6)	Perseus Holding Corp.	–	–
4,139		Starbucks Corp.	237,703	0.2
			537,638	0.5

		Energy: 0.0%
424,441	(2),(6)	Ascent Resources - Utica LLC	5,093	0.0
91	(6)	Midstates Petroleum Co., Inc.	1,509	0.0
30	(6)	SilverBow Resources, Inc.	892	0.0
			7,494	0.0

		Financials: 0.2%
2,083		Capital One Financial Corp.	207,425	0.2
289		JPMorgan Chase & Co.	30,906	0.0
			238,331	0.2

		Health Care: 0.9%
2,581		Aetna, Inc.	465,587	0.5
15,129	(6)	BioScrip, Inc.	44,025	0.0
1,411		Cigna Corp.	286,560	0.3
3,059	(6)	Mylan NV	129,426	0.1
			925,598	0.9

		Industrials: 0.2%
5,836	(2),(6)	Liberty Tire Recycling	–	–
2,062	(6)	United Continental Holdings, Inc.	138,979	0.2
			138,979	0.2

		Information Technology: 0.4%
8,031	(6)	Avaya Holdings Corp.	140,944	0.2
7,059	(6)	NCR Corp.	239,935	0.2
			380,879	0.4

		Materials: 0.2%
1,808		LyondellBasell Industries NV - Class A	199,458	0.2

		Real Estate: 0.8%
27,816		Forest City Realty Trust, Inc.	670,366	0.7
5,760	(6)	Uniti Group, Inc.	102,470	0.1
			772,836	0.8

	Total Common Stock (Cost $2,285,981)		3,201,213	3.2

PREFERRED STOCK: 1.6%
		Consumer Discretionary: –%
775	(1),(2),(6)	Perseus Holding Corp.	–	–

		Financials: 1.5%
470	(6)	Bank of America Corp.	619,930	0.6
3,542	(6),(7)	GMAC Capital Trust I	91,915	0.1
602	(6)	Wells Fargo & Co.	788,614	0.8
			1,500,459	1.5

		Health Care: 0.1%
225		Allergan PLC	131,906	0.1
44	(2),(6)	BioScrip, Inc.	4,308	0.0
			136,214	0.1

	Total Preferred Stock (Cost $1,621,566)		1,636,673	1.6

WARRANTS: –%
		Energy: –%
644	(2),(6)	Midstates Petroleum Co., Inc.	–	–

		Health Care: –%
126	(2),(6)	BioScrip, Inc. - Class A	–	–
126	(2),(6)	BioScrip, Inc. - Class B	–	–
			–	–

	Total Warrants (Cost $–)		–	–

	Total Long-Term Investments (Cost $89,401,684)		92,325,995	90.8

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 7.5%
	U.S. Treasury Bills: 6.8%
4,450,000	United States Treasury Bill, 0.570%, 01/04/18	4,449,721	4.4
2,500,000	United States Treasury Bill, 0.980%, 01/11/18	2,499,268	2.4
		6,948,989	6.8

Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.7%
715,155	(8) BlackRock Liquidity Funds, FedFund, Institutional Class, 1.170%
	(Cost $715,155)	715,155	0.7

	Total Short-Term Investments (Cost $7,663,925)	7,664,144	7.5

	Total Investments in Securities (Cost $97,065,609)	$99,990,139	98.3
	Assets in Excess of Other Liabilities	1,721,710	1.7
	Net Assets	$101,711,849	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

See Accompanying Notes to Financial Statements

44

VY® Pioneer High Yield Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2017 (continued)

(2)	For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.
(3)	Defaulted security
(4)	All or a portion of this security is payment-in-kind ("PIK") which may pay interest or additional principal at the issuer's discretion. Rates shown are the current rate and possible payment rates.
(5)	Represents a zero coupon bond. Rate shown reflects the effective yield as of December 31, 2017.
(6)	Non-income producing security.
(7)	Preferred Stock may be called prior to convertible date.
(8)	Rate shown is the 7-day yield as of December 31, 2017.

EUR	EU Euro

Reference Rate Abbreviations:
T-BILL 3MO	3-month U.S. Treasury Bill
US0003M	3-month LIBOR

See Accompanying Notes to Financial Statements

45

VY® T. Rowe Price Diversified Mid Cap Growth Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2017

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.6%
		Consumer Discretionary: 15.2%
32,194	(1),(2)	Altice USA, Inc.	683,479	0.1
60,700		Aramark	2,594,318	0.3
7,500	(2)	Autozone, Inc.	5,335,275	0.5
42,000		BorgWarner, Inc.	2,145,780	0.2
51,300	(2)	Burlington Stores, Inc.	6,311,439	0.6
64,500	(2)	Carmax, Inc.	4,136,385	0.4
15,400		Carter's, Inc.	1,809,346	0.2
27,400		Choice Hotels International, Inc.	2,126,240	0.2
57,000	(2)	Ctrip.com International Ltd. ADR	2,513,700	0.2
34,900	(2)	Delphi Automotive PLC	2,960,567	0.3
11,633	(2)	Delphi Technologies PLC	610,384	0.1
89,900		Dollar General Corp.	8,361,599	0.8
64,100	(2)	Dollar Tree, Inc.	6,878,571	0.7
87,400		Dunkin' Brands Group, Inc.	5,634,678	0.6
98,900		Extended Stay America, Inc.	1,879,100	0.2
22,300	(1)	Ferrari NV	2,337,932	0.2
28,000	(2)	Five Below, Inc.	1,856,960	0.2
61,233		Hilton Worldwide Holdings, Inc.	4,890,067	0.5
68,300		Interpublic Group of Cos., Inc.	1,376,928	0.1
28,400	(1)	L Brands, Inc.	1,710,248	0.2
27,600	(2)	Lululemon Athletica, Inc.	2,169,084	0.2
123,300		MGM Resorts International	4,116,987	0.4
63,400	(2)	Michaels Cos, Inc.	1,533,646	0.2
18,300	(2)	Mohawk Industries, Inc.	5,048,970	0.5
85,300		Newell Brands, Inc.	2,635,770	0.3
33,100	(2)	Norwegian Cruise Line Holdings Ltd.	1,762,575	0.2
960	(2)	NVR, Inc.	3,367,891	0.3
41,100		Omnicom Group	2,993,313	0.3
25,400	(2)	O'Reilly Automotive, Inc.	6,109,716	0.6
25,900	(1)	Papa John's International, Inc.	1,453,249	0.1
9,800	(1)	Polaris Industries, Inc.	1,215,102	0.1
39,900		Pulte Group, Inc.	1,326,675	0.1
16,600		PVH Corp.	2,277,686	0.2
33,800	(1)	Restaurant Brands International, Inc.	2,078,024	0.2
124,200		Ross Stores, Inc.	9,967,050	1.0
23,600		Royal Caribbean Cruises Ltd.	2,815,008	0.3
116,500		Service Corp. International	4,347,780	0.4
20,500	(1)	Signet Jewelers Ltd.	1,159,275	0.1
26,300	(2)	Sotheby's	1,357,080	0.1
104,900		Tapestry, Inc.	4,639,727	0.5
35,700		Tiffany & Co.	3,711,015	0.4
60,400		Toll Brothers, Inc.	2,900,408	0.3
36,500		Tractor Supply Co.	2,728,375	0.3
17,300	(2)	Ulta Beauty, Inc.	3,869,318	0.4
17,420	(2)	Wayfair, Inc.	1,398,303	0.1
8,200		Whirlpool Corp.	1,382,848	0.1
29,100	(1)	Williams-Sonoma, Inc.	1,504,470	0.1
11,100		Wynn Resorts Ltd.	1,871,349	0.2
53,500		Yum China Holdings, Inc.	2,141,070	0.2
47,500		Yum! Brands, Inc.	3,876,475	0.4
			153,911,235	15.2

		Consumer Staples: 5.8%
66,600	(2)	Blue Buffalo Pet Products, Inc.	2,183,814	0.2
64,700		Brown-Forman Corp. - Class B	4,442,949	0.5
19,600		Casey's General Stores, Inc.	2,194,024	0.2
122,800		Church & Dwight Co., Inc.	6,160,876	0.6
40,400		Clorox Co.	6,009,096	0.6
57,600		Conagra Brands, Inc.	2,169,792	0.2
58,000		Dr Pepper Snapple Group, Inc.	5,629,480	0.6
35,900		Energizer Holdings, Inc.	1,722,482	0.2
45,400	(2)	Hain Celestial Group, Inc.	1,924,506	0.2
56,900		Hershey Co.	6,458,719	0.6
74,300		Hormel Foods Corp.	2,703,777	0.3
52,800		McCormick & Co., Inc.	5,380,848	0.5
61,400		Pinnacle Foods, Inc.	3,651,458	0.4
10,700		Pricesmart, Inc.	921,270	0.1
55,800	(2)	Sprouts Farmers Market, Inc.	1,358,730	0.1
64,300		Tyson Foods, Inc.	5,212,801	0.5
			58,124,622	5.8

		Energy: 1.7%
19,600		Andeavor	2,241,064	0.2
75,100		Cabot Oil & Gas Corp.	2,147,860	0.2
14,800	(2)	Centennial Resource Development, Inc.	293,040	0.0
39,637	(2)	Centennial Resource Development, Inc.	784,813	0.1
56,000	(2)	Centennial Resource Development, Inc./DE	1,108,800	0.1
7,500		Cimarex Energy Co.	915,075	0.1
13,200	(2)	Concho Resources, Inc./Midland TX	1,982,904	0.2
15,800	(2)	Diamondback Energy, Inc.	1,994,750	0.2
89,100	(1),(2)	Jagged Peak Energy, Inc.	1,405,998	0.1
36,000		Oceaneering International, Inc.	761,040	0.1
41,100	(2)	RSP Permian, Inc.	1,671,948	0.2
523	(2),(3)	Venture Global LNG, Inc., - Series C	1,972,233	0.2
			17,279,525	1.7

		Financials: 8.0%
58,800		BankUnited, Inc.	2,394,336	0.2
53,933		Cboe Global Markets, Inc.	6,719,512	0.7
85,800		Citizens Financial Group, Inc.	3,601,884	0.4
23,100		Discover Financial Services	1,776,852	0.2
56,700	(2)	E*Trade Financial Corp.	2,810,619	0.3
9,800		Factset Research Systems, Inc.	1,889,048	0.2
105,600		Fifth Third Bancorp	3,203,904	0.3

See Accompanying Notes to Financial Statements

46

VY® T. Rowe Price Diversified Mid Cap Growth Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2017 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Financials: (continued)
28,900		Financial Engines, Inc.	875,670	0.1
73,100		First Republic Bank	6,333,384	0.6
85,300		FNF Group	3,347,172	0.3
36,100		Invesco Ltd.	1,319,094	0.1
75,500		Lazard Ltd.	3,963,750	0.4
7,400		MarketAxess Holdings, Inc.	1,492,950	0.2
36,700		Moody's Corp.	5,417,287	0.5
25,400		MSCI, Inc. - Class A	3,214,116	0.3
5,841		Nasdaq, Inc.	448,764	0.1
14,000		Northern Trust Corp.	1,398,460	0.1
162,800		Progressive Corp.	9,168,896	0.9
15,600	(2)	Signature Bank	2,141,256	0.2
22,600		State Street Corp.	2,205,986	0.2
15,900	(2)	SVB Financial Group	3,716,943	0.4
86,000		TD Ameritrade Holding Corp.	4,397,180	0.4
69,530		Webster Financial Corp.	3,904,805	0.4
33,400		Willis Towers Watson PLC	5,033,046	0.5
			80,774,914	8.0

		Health Care: 13.8%
65,199	(2)	Acadia Healthcare Co., Inc.	2,127,443	0.2
91,000	(1),(2)	Acadia Pharmaceuticals, Inc.	2,740,010	0.3
61,900		Agilent Technologies, Inc.	4,145,443	0.4
18,700	(2)	Agios Pharmaceuticals, Inc.	1,069,079	0.1
13,200	(2)	Alexion Pharmaceuticals, Inc.	1,578,588	0.2
13,800	(2)	Align Technology, Inc.	3,066,222	0.3
68,500	(2)	Alkermes PLC	3,749,005	0.4
34,500	(2)	Alnylam Pharmaceuticals, Inc.	4,383,225	0.4
27,300		AmerisourceBergen Corp.	2,506,686	0.2
6,100	(2)	Athenahealth, Inc.	811,544	0.1
63,700	(2)	BioMarin Pharmaceutical, Inc.	5,680,129	0.6
32,400	(2)	Bioverativ, Inc.	1,747,008	0.2
11,900	(2)	Bluebird Bio, Inc.	2,119,390	0.2
57,700		Bruker Corp.	1,980,264	0.2
51,584	(2)	Catalent, Inc.	2,119,071	0.2
54,000	(2)	Centene Corp.	5,447,520	0.5
42,412	(2)	Cerner Corp.	2,858,145	0.3
33,200		Cooper Cos., Inc.	7,233,616	0.7
32,900	(2)	DaVita, Inc.	2,377,025	0.2
26,250		Dentsply Sirona, Inc.	1,728,037	0.2
25,217	(2)	Envision Healthcare Corp.	871,499	0.1
69,700	(2)	Exelixis, Inc.	2,118,880	0.2
49,000	(2)	Henry Schein, Inc.	3,424,120	0.3
147,600	(2)	Hologic, Inc.	6,309,900	0.6
35,300	(2)	IDEXX Laboratories, Inc.	5,520,214	0.5
28,600	(2)	Illumina, Inc.	6,248,814	0.6
60,200	(2)	Incyte Corp., Ltd.	5,701,542	0.6
24,600	(2)	IQVIA Holdings, Inc.	2,408,340	0.2
147,000	(2)	Ironwood Pharmaceuticals, Inc.	2,203,530	0.2
13,000	(2)	Jazz Pharmaceuticals PLC	1,750,450	0.2
22,600	(2)	Medidata Solutions, Inc.	1,432,162	0.1
7,900	(2)	Mettler Toledo International, Inc.	4,894,208	0.5
28,600	(2)	Molina Healthcare, Inc.	2,193,048	0.2
49,279	(2)	Neurocrine Biosciences, Inc.	3,823,558	0.4
6,100	(2)	Sage Therapeutics, Inc.	1,004,731	0.1
18,200	(2)	Sarepta Therapeutics, Inc.	1,012,648	0.1
29,400	(2)	Seattle Genetics, Inc.	1,572,900	0.2
19,100		STERIS PLC	1,670,677	0.2
16,000		Teleflex, Inc.	3,981,120	0.4
23,570	(1),(2)	Tesaro, Inc.	1,953,246	0.2
11,100	(2)	Ultragenyx Pharmaceutical, Inc.	514,818	0.0
21,400		Universal Health Services, Inc.	2,425,690	0.2
50,200	(2)	Veeva Systems, Inc.	2,775,056	0.3
10,600	(2)	Vertex Pharmaceuticals, Inc.	1,588,516	0.2
14,900	(2)	WellCare Health Plans, Inc.	2,996,539	0.3
21,300		West Pharmaceutical Services, Inc.	2,101,671	0.2
107,850		Zoetis, Inc.	7,769,514	0.8
			139,734,841	13.8

		Industrials: 18.7%
17,100		Acuity Brands, Inc.	3,009,600	0.3
53,100		Alaska Air Group, Inc.	3,903,381	0.4
50,300		Allegion Public Ltd.	4,001,868	0.4
87,000		American Airlines Group, Inc.	4,526,610	0.4
33,962		Ametek, Inc.	2,461,226	0.2
73,300		AO Smith Corp.	4,491,824	0.4
39,700		BWX Technologies, Inc.	2,401,453	0.2
30,100		CH Robinson Worldwide, Inc.	2,681,609	0.3
19,400		Cintas Corp.	3,023,102	0.3
46,300	(2)	Colfax Corp.	1,834,406	0.2
13,800		Copa Holdings S.A.- Class A	1,850,028	0.2
89,000	(2)	Copart, Inc.	3,843,910	0.4
47,800		Donaldson Co., Inc.	2,339,810	0.2
45,987		Equifax, Inc.	5,422,787	0.5
30,200		Expeditors International Washington, Inc.	1,953,638	0.2
24,800		Fastenal Co.	1,356,312	0.1
38,900		Flowserve Corp.	1,638,857	0.2
63,400		Fortive Corp.	4,586,990	0.5
76,975		Fortune Brands Home & Security, Inc.	5,268,169	0.5
36,700	(2)	Generac Holdings, Inc.	1,817,384	0.2
26,400	(2)	Genesee & Wyoming, Inc.	2,078,472	0.2
70,800		Graco, Inc.	3,201,576	0.3
54,700		Harris Corp.	7,748,255	0.8
78,100	(2)	HD Supply Holdings, Inc.	3,126,343	0.3
23,100		Hubbell, Inc.	3,126,354	0.3
14,000		Huntington Ingalls Industries, Inc.	3,299,800	0.3
24,100		IDEX Corp.	3,180,477	0.3
93,453	(2)	IHS Markit Ltd.	4,219,403	0.4
24,500		JB Hunt Transport Services, Inc.	2,817,010	0.3
20,700		Kansas City Southern	2,178,054	0.2
99,600		KAR Auction Services, Inc.	5,030,796	0.5
12,700	(2)	Kirby Corp.	848,360	0.1

See Accompanying Notes to Financial Statements

47

VY® T. Rowe Price Diversified Mid Cap Growth Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2017 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Industrials: (continued)
14,600		Landstar System, Inc.	1,519,860	0.2
18,300		Manpowergroup, Inc.	2,307,813	0.2
25,100	(2)	Middleby Corp.	3,387,245	0.3
89,400		Nielsen Holdings PLC	3,254,160	0.3
14,400		Nordson Corp.	2,108,160	0.2
20,300		Old Dominion Freight Line	2,670,465	0.3
28,300		Paccar, Inc.	2,011,564	0.2
44,100	(1)	Ritchie Bros Auctioneers, Inc.	1,319,913	0.1
37,100		Robert Half International, Inc.	2,060,534	0.2
22,400		Rockwell Automation, Inc.	4,398,240	0.4
78,910		Rollins, Inc.	3,671,682	0.4
16,600		Roper Technologies, Inc.	4,299,400	0.4
75,324	(1)	Schneider National, Inc.	2,151,254	0.2
71,100	(2)	Sensata Technologies Holdings N.V.	3,633,921	0.4
21,600		Snap-On, Inc.	3,764,880	0.4
28,200	(2)	Stericycle, Inc.	1,917,318	0.2
48,300		Textron, Inc.	2,733,297	0.3
40,700		Toro Co.	2,654,861	0.3
17,200		TransDigm Group, Inc.	4,723,464	0.5
87,900	(2)	TransUnion	4,830,984	0.5
66,341	(2)	United Continental Holdings, Inc.	4,471,383	0.4
12,100		Valmont Industries, Inc.	2,006,785	0.2
60,500	(2)	Verisk Analytics, Inc.	5,808,000	0.6
12,100	(2)	WABCO Holdings, Inc.	1,736,350	0.2
37,100	(1)	Wabtec Corp.	3,021,053	0.3
70,050		Waste Connections, Inc.	4,969,347	0.5
12,700		Watsco, Inc.	2,159,508	0.2
33,100		Xylem, Inc.	2,257,420	0.2
			189,116,725	18.7

		Information Technology: 26.5%
17,300		Alliance Data Systems Corp.	4,385,204	0.4
86,000		Amphenol Corp.	7,550,800	0.7
11,100	(2)	ANSYS, Inc.	1,638,249	0.2
134,179	(2)	Atlassian Corp. PLC	6,107,828	0.6
48,000	(2)	Autodesk, Inc.	5,031,840	0.5
110,170	(2)	Black Knight, Inc.	4,864,005	0.5
103,400		Booz Allen Hamilton Holding Corp.	3,942,642	0.4
77,900	(2)	Cadence Design Systems, Inc.	3,257,778	0.3
75,200		CDK Global, Inc.	5,360,256	0.5
40,000		Cognex Corp.	2,446,400	0.2
15,720	(2)	Coherent, Inc.	4,436,498	0.4
79,700	(2)	CoreLogic, Inc.	3,682,937	0.4
20,100	(2)	CoStar Group, Inc.	5,968,695	0.6
119,500		CSRA, Inc.	3,575,440	0.4
44,255	(2),(3)	Dropbox, Inc. - Class A	518,226	0.1
19,495	(2),(3)	Dropbox, Inc. - Class B	228,286	0.0
40,700	(2)	Electronic Arts, Inc.	4,275,942	0.4
18,600	(2)	Ellie Mae, Inc.	1,662,840	0.2
95,400		Entegris, Inc.	2,904,930	0.3
16,500	(2)	EPAM Systems, Inc.	1,772,595	0.2
93,800		Fidelity National Information Services, Inc.	8,825,642	0.9
69,500	(2)	Fiserv, Inc.	9,113,535	0.9
28,700	(2)	FleetCor Technologies, Inc.	5,522,741	0.5
48,000	(2)	Fortinet, Inc.	2,097,120	0.2
34,300	(2)	Gartner, Inc.	4,224,045	0.4
65,500		Genpact Ltd.	2,078,970	0.2
60,300		Global Payments, Inc.	6,044,472	0.6
58,700	(2)	Guidewire Software, Inc.	4,359,062	0.4
24,500	(2)	IAC/InterActiveCorp	2,995,860	0.3
46,100	(2)	Integrated Device Technology, Inc.	1,370,553	0.1
13,900		Intuit, Inc.	2,193,142	0.2
11,000	(2)	IPG Photonics Corp.	2,355,430	0.2
101,850	(2)	Keysight Technologies, Inc.	4,236,960	0.4
58,800		KLA-Tencor Corp.	6,178,116	0.6
60,300		Leidos Holdings, Inc.	3,893,571	0.4
255,948		Marvell Technology Group Ltd.	5,495,204	0.5
93,200	(1),(2)	Match Group, Inc.	2,918,092	0.3
7,800		Mercadolibre, Inc.	2,454,348	0.2
106,900		Microchip Technology, Inc.	9,394,372	0.9
105,500	(2)	Microsemi Corp.	5,449,075	0.5
22,100		Motorola Solutions, Inc.	1,996,514	0.2
30,600	(2)	Palo Alto Networks, Inc.	4,435,164	0.4
37,500		Paychex, Inc.	2,553,000	0.3
30,700	(2)	Proofpoint, Inc.	2,726,467	0.3
56,900	(2)	Red Hat, Inc.	6,833,690	0.7
160,600		Sabre Corp.	3,292,300	0.3
61,900	(2)	ServiceNow, Inc.	8,071,141	0.8
11,100	(2)	Shopify, Inc.	1,121,100	0.1
69,000		Skyworks Solutions, Inc.	6,551,550	0.7
45,900	(2)	Splunk, Inc.	3,802,356	0.4
125,900		SS&C Technologies Holdings, Inc.	5,096,432	0.5
239,000		Symantec Corp.	6,706,340	0.7
43,400	(2)	Synopsys, Inc.	3,699,416	0.4
50,819	(2)	Tableau Software, Inc.	3,516,675	0.4
43,100	(2)	Trimble, Inc.	1,751,584	0.2
18,800	(2)	Tyler Technologies, Inc.	3,328,540	0.3
20,800	(2)	Ultimate Software Group, Inc.	4,539,184	0.5
118,000	(1),(2)	Vantiv, Inc.	8,678,900	0.9
54,100	(1),(2)	VeriSign, Inc.	6,191,204	0.6
20,999	(2)	WEX, Inc.	2,965,689	0.3
57,847	(2)	Workday, Inc.	5,885,354	0.6
79,000		Xilinx, Inc.	5,326,180	0.5
32,400	(2)	Zendesk, Inc.	1,096,416	0.1
54,200	(2)	Zillow Group, Inc. - Class A	2,208,108	0.2
236,500	(2)	Zynga, Inc.	946,000	0.1
			268,131,005	26.5

		Materials: 5.2%
18,500		Air Products & Chemicals, Inc.	3,035,480	0.3
24,200		Ashland Global Holdings, Inc.	1,723,040	0.2
88,400	(2)	Axalta Coating Systems Ltd.	2,860,624	0.3
174,800		Ball Corp.	6,616,180	0.6
21,500		Carpenter Technology Corp.	1,096,285	0.1
25,100		Celanese Corp.	2,687,708	0.3
47,800		CF Industries Holdings, Inc.	2,033,412	0.2
24,100		Eagle Materials, Inc.	2,730,530	0.3
4,000		NewMarket Corp.	1,589,560	0.2
33,400		PolyOne Corp.	1,452,900	0.1

See Accompanying Notes to Financial Statements

48

VY® T. Rowe Price Diversified Mid Cap Growth Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2017 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Materials: (continued)
26,100		PPG Industries, Inc.	3,049,002	0.3
72,700		RPM International, Inc.	3,810,934	0.4
87,700		Sealed Air Corp.	4,323,610	0.4
5,500		Sherwin-Williams Co.	2,255,220	0.2
143,729		Valvoline, Inc.	3,601,849	0.3
64,900		Vulcan Materials Co.	8,331,213	0.8
76,600	(1)	Wheaton Precious Metals Corp.	1,695,158	0.2
			52,892,705	5.2

		Real Estate: 2.8%
50,795		American Campus Communities, Inc.	2,084,119	0.2
55,900		CubeSmart	1,616,628	0.2
4,115		Equinix, Inc.	1,865,000	0.2
10,300		Federal Realty Investment Trust	1,367,943	0.1
67,800		Iron Mountain, Inc.	2,558,094	0.2
17,700		Jones Lang LaSalle, Inc.	2,636,061	0.3
86,900	(1)	MGM Growth Properties LLC	2,533,135	0.2
53,650	(2)	SBA Communications Corp.	8,764,264	0.9
20,200		SL Green Realty Corp.	2,038,786	0.2
220,615		VEREIT, Inc.	1,718,591	0.2
18,276	(2),(3)	WeWork Companies, Inc., - Class A	837,955	0.1
			28,020,576	2.8

		Telecommunication Services: 0.3%
65,600	(2)	Zayo Group Holdings, Inc.	2,414,080	0.3

		Utilities: 0.6%
43,700		Atmos Energy Corp.	3,753,393	0.4
79,600		NiSource, Inc.	2,043,332	0.2
			5,796,725	0.6

	Total Common Stock (Cost $695,963,491)		996,196,953	98.6

PREFERRED STOCK: 1.3%
		Consumer Discretionary: 0.1%
7,415	(2),(3)	Flipkart Online Services Pvt. Ltd., - Series G	877,739	0.1

		Information Technology: 0.7%
32,391	(2),(3)	AirBNB, Inc. - Series D	3,791,366	0.4
3,719	(2),(3)	AirBNB, Inc. - Series E	435,309	0.0
24,209	(2),(3)	Dropbox, Inc. - Series A	283,487	0.0
118,921	(2),(3)	Dropbox, Inc. - Series A-1	1,392,565	0.1
353,970	(2),(3)	Tanium, Inc.- Series G	1,653,040	0.2
			7,555,767	0.7

		Real Estate: 0.5%
44,396	(2),(3)	WeWork Companies, Inc. - Series D-1	2,035,556	0.2
34,882	(2),(3)	WeWork Companies, Inc. - Series D-2	1,599,340	0.2
24,709	(2),(3)	WeWork Companies, Inc. - Series E	1,132,908	0.1
			4,767,804	0.5

	Total Preferred Stock (Cost $7,738,124)		13,201,310	1.3

	Total Long-Term Investments (Cost $703,701,615)		1,009,398,263	99.9

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 3.3%
	Securities Lending Collateral(4): 3.2%
7,744,016	Cantor Fitzgerald, Repurchase Agreement dated 12/29/17, 1.41%, due 01/02/18 (Repurchase Amount $7,745,213, collateralized by various U.S. Government\U.S. Government Agency Obligations, 0.000%-8.500%, Market Value plus accrued interest $7,898,896, due 01/31/18-06/20/63)	7,744,016	0.8
1,629,036	Daiwa Capital Markets, Repurchase Agreement dated 12/29/17, 1.43%, due 01/02/18 (Repurchase Amount $1,629,291, collateralized by various U.S. Government\U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $1,661,617, due 01/11/18-12/01/51)	1,629,036	0.1
7,744,016	Millenium Fixed Income Ltd., Repurchase Agreement dated 12/29/17, 1.44%, due 01/02/18 (Repurchase Amount $7,745,238, collateralized by various U.S. Government Securities, 2.875%-3.625%, Market Value plus accrued interest $7,898,897, due 02/15/43-02/15/44)	7,744,016	0.8

See Accompanying Notes to Financial Statements

49

VY® T. Rowe Price Diversified Mid Cap Growth Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2017 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateral(4): (continued)
7,744,016	NBC Global Finance Ltd., Repurchase Agreement dated 12/29/17, 1.50%, due 01/02/18 (Repurchase Amount $7,745,289, collateralized by various U.S. Government Securities, 0.750%-2.250%, Market Value plus accrued interest $7,898,897, due 09/30/18-09/09/49)	7,744,016	0.8
7,744,016	State of Wisconsin Investment Board, Repurchase Agreement dated 12/29/17, 1.63%, due 01/02/18 (Repurchase Amount $7,745,399, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $7,959,064, due 01/15/19-02/15/46)	7,744,016	0.7
		32,605,100	3.2

Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.1%
363,001	(5) T. Rowe Price Reserve Investment Fund, 1.247%
	(Cost $363,001)	363,001	0.1

	Total Short-Term Investments (Cost $32,968,101)	32,968,101	3.3

	Total Investments in Securities (Cost $736,669,716)	$1,042,366,364	103.2
	Liabilities in Excess of Other Assets	(32,028,447)	(3.2)
	Net Assets	$1,010,337,917	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
ADR	American Depositary Receipt
(1)	Security, or a portion of the security, is on loan.
(2)	Non-income producing security.
(3)	For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.
(4)	Represents securities purchased with cash collateral received for securities on loan.
(5)	Rate shown is the 7-day yield as of December 31, 2017.

See Accompanying Notes to Financial Statements

50

VY® T. Rowe Price Growth Equity Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2017

Shares			Value	Percentage of Net Assets
COMMON STOCK: 97.7%
		Consumer Discretionary: 16.7%
90,569	(1)	Amazon.com, Inc.	105,917,728	6.1
784,769	(1)	Caesars Entertainment Corp.	9,927,328	0.6
67,200	(1)	Delphi Automotive PLC	5,700,576	0.3
76,500		Dollar General Corp.	7,115,265	0.4
49,971		Dollarama, Inc.	6,243,394	0.4
114,420	(2)	Ferrari NV	11,995,793	0.7
2,585	(1),(3)	Flipkart Online Services Pvt. Ltd.	225,136	0.0
16,600		Home Depot, Inc.	3,146,198	0.2
35,158		Marriott International, Inc.	4,771,995	0.3
130,360		MGM Resorts International	4,352,720	0.2
78,700	(1)	Netflix, Inc.	15,107,252	0.9
90,400		Nike, Inc.	5,654,520	0.3
37,559	(1)	The Priceline Group, Inc.	65,267,777	3.8
153,726	(2)	Restaurant Brands International, Inc.	9,451,075	0.5
69,189	(1),(2)	Tesla, Inc.	21,541,995	1.2
163,100		Yum! Brands, Inc.	13,310,591	0.8
			289,729,343	16.7

		Consumer Staples: 2.2%
143,991		British American Tobacco PLC	9,733,596	0.6
61,900		Kraft Heinz Co.	4,813,344	0.3
222,063		Philip Morris International, Inc.	23,460,956	1.3
			38,007,896	2.2

		Financials: 5.9%
94,100		Chubb Ltd.	13,750,833	0.8
64,690		First Republic Bank	5,604,741	0.3
215,200		Intercontinental Exchange, Inc.	15,184,512	0.9
173,900		JPMorgan Chase & Co.	18,596,866	1.0
429,900		Morgan Stanley	22,556,853	1.3
84,500		State Street Corp.	8,248,045	0.5
364,876		TD Ameritrade Holding Corp.	18,656,110	1.1
			102,597,960	5.9

		Health Care: 15.3%
14,529		Aetna, Inc.	2,620,886	0.1
154,994	(1)	Alexion Pharmaceuticals, Inc.	18,535,733	1.1
55,873	(1)	Alnylam Pharmaceuticals, Inc.	7,098,665	0.4
83,200		Anthem, Inc.	18,720,832	1.1
134,967		Becton Dickinson & Co.	28,891,036	1.7
39,374	(1)	Biogen, Inc.	12,543,375	0.7
62,516	(1)	Celgene Corp.	6,524,170	0.4
74,389	(1)	Centene Corp.	7,504,362	0.4
88,095		Cigna Corp.	17,891,214	1.0
82,900		Danaher Corp.	7,694,778	0.4
29,715		Humana, Inc.	7,371,400	0.4
98,600	(1)	Incyte Corp., Ltd.	9,338,406	0.5
65,100	(1)	Intuitive Surgical, Inc.	23,757,594	1.4
80,100		Merck & Co., Inc.	4,507,227	0.3
167,800		Stryker Corp.	25,982,152	1.5
180,000		UnitedHealth Group, Inc.	39,682,800	2.3
166,533	(1)	Vertex Pharmaceuticals, Inc.	24,956,635	1.4
40,200		Zoetis, Inc.	2,896,008	0.2
			266,517,273	15.3

		Industrials: 11.2%
91,269		Acuity Brands, Inc.	16,063,344	0.9
438,500		American Airlines Group, Inc.	22,815,155	1.3
154,142		Boeing Co.	45,458,017	2.6
116,628		Equifax, Inc.	13,752,774	0.8
181,721		Fortive Corp.	13,147,514	0.8
132,447		Fortune Brands Home & Security, Inc.	9,064,673	0.5
123,200		Honeywell International, Inc.	18,893,952	1.1
78,400		Illinois Tool Works, Inc.	13,081,040	0.8
61,132		Roper Technologies, Inc.	15,833,188	0.9
221,202	(1)	TransUnion	12,157,262	0.7
112,045	(1)	United Continental Holdings, Inc.	7,551,833	0.4
75,217	(2)	Wabtec Corp.	6,124,920	0.4
			193,943,672	11.2

		Information Technology: 41.3%
273,664	(1)	Alibaba Group Holding Ltd. ADR	47,187,883	2.7
41,350	(1)	Alphabet, Inc. - Class A	43,558,090	2.5
46,671	(1)	Alphabet, Inc. - Class C	48,836,534	2.8
633,578		Apple, Inc.	107,220,405	6.2
28,400	(2)	ASML Holding NV-NY REG	4,936,488	0.3
143,343	(1),(3)	Dropbox, Inc. - Class A	1,678,546	0.1
143,600	(1)	Electronic Arts, Inc.	15,086,616	0.9
400,469	(1)	Facebook, Inc.	70,666,760	4.1
132,900		Fidelity National Information Services, Inc.	12,504,561	0.7
103,028	(1)	Fiserv, Inc.	13,510,062	0.8
150,700		Intuit, Inc.	23,777,446	1.4
220,900		Mastercard, Inc. - Class A	33,435,424	1.9
869,100		Microsoft Corp.	74,342,814	4.3
368,414	(1)	PayPal Holdings, Inc.	27,122,639	1.5
56,900	(1)	Red Hat, Inc.	6,833,690	0.4
211,464	(1)	Salesforce.com, Inc.	21,617,965	1.2
108,595	(1)	ServiceNow, Inc.	14,159,702	0.8
785,212		Symantec Corp.	22,033,049	1.3
425,300		Tencent Holdings Ltd.	22,012,658	1.2
229,400	(1),(2)	Vantiv, Inc.	16,872,370	1.0
382,000		Visa, Inc. - Class A	43,555,640	2.5
158,380	(1),(2)	VMware, Inc.	19,848,181	1.1
124,340	(1)	Workday, Inc.	12,650,352	0.7
230,657		Xilinx, Inc.	15,550,895	0.9
			718,998,770	41.3

		Real Estate: 2.9%
101,700		American Tower Corp.	14,509,539	0.8
296,030		Crown Castle International Corp.	32,862,290	1.9
6,738		Equinix, Inc.	3,053,797	0.2

See Accompanying Notes to Financial Statements

51

VY® T. Rowe Price Growth Equity Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2017 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Real Estate: (continued)
1,800	(1),(3)	WeWork Companies, Inc., - Class A	82,530	0.0
			50,508,156	2.9

		Telecommunication Services: 0.5%
139,400	(1)	T-Mobile US, Inc.	8,853,294	0.5

		Utilities: 1.7%
98,700		American Water Works Co., Inc.	9,030,063	0.5
81,300		NextEra Energy, Inc.	12,698,247	0.7
76,229		Sempra Energy	8,150,405	0.5
			29,878,715	1.7

	Total Common Stock (Cost $1,221,542,099)		1,699,035,079	97.7

PREFERRED STOCK: 1.4%
		Consumer Discretionary: 0.2%
882	(1),(3)	Flipkart Online Services Pvt. Ltd., - Series A	76,816	0.0
1,559	(1),(3)	Flipkart Online Services Pvt. Ltd., - Series C	135,778	0.0
2,898	(1),(3)	Flipkart Online Services Pvt. Ltd., - Series E	252,396	0.0
13,858	(1),(3)	Flipkart Online Services Pvt. Ltd., - Series G	1,640,419	0.1
11,743	(1),(3)	Flipkart Online Services Pvt. Ltd., - Series H	1,650,985	0.1
			3,756,394	0.2

		Information Technology: 1.1%
59,241	(1),(3)	AirBNB, Inc. - Series D	6,934,159	0.4
16,058	(1),(3)	AirBNB, Inc. - Series E	1,879,589	0.1
93,459	(1),(3)	Magic Leap, Inc., - Series C	2,523,393	0.1
61,969	(1),(3)	Magic Leap, Inc., Series D	1,673,163	0.1
73,385	(1),(3)	Uber Technologies, Inc. - Series G	2,530,124	0.2
68,026	(1),(3)	Xiaoju Kuaizhi, Inc., Series A-17	3,464,707	0.2
			19,005,135	1.1

		Real Estate: 0.1%
45,554	(1),(3)	WeWork Companies, Inc. - Series E	2,088,651	0.1

	Total Preferred Stock (Cost $18,614,291)		24,850,180	1.4

Principal Amount†		Value	Percentage of Net Assets
CONVERTIBLE BONDS/NOTES: 0.3%
	Consumer, Cyclical: 0.3%
2,259,785	Caesars Entertainment Corp., 5.000%, 10/01/24	4,382,571	0.3

	Total Convertible Bonds/Notes
	(Cost $4,204,151)	4,382,571	0.3

	Total Long-Term Investments
	(Cost $1,244,360,541)	1,728,267,830	99.4

SHORT-TERM INVESTMENTS: 3.8%
	Securities Lending Collateral(4): 3.7%
12,071,162	Bank of Nova Scotia/New York, Repurchase Agreement dated 12/29/17, 1.36%, due 01/02/18 (Repurchase Amount $12,072,961, collateralized by various U.S. Government Securities, 0.125%-3.625%, Market Value plus accrued interest $12,314,447, due 01/31/19-09/09/49)	12,071,162	0.7
15,196,497	Cantor Fitzgerald, Repurchase Agreement dated 12/29/17, 1.41%, due 01/02/18 (Repurchase Amount $15,198,845, collateralized by various U.S. Government\U.S. Government Agency Obligations, 0.000%-8.500%, Market Value plus accrued interest $15,500,427, due 01/31/18-06/20/63)	15,196,497	0.9
15,196,497	Daiwa Capital Markets, Repurchase Agreement dated 12/29/17, 1.43%, due 01/02/18 (Repurchase Amount $15,198,878, collateralized by various U.S. Government\U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $15,500,427, due 01/11/18-12/01/51)	15,196,497	0.9
6,322,178	Millenium Fixed Income Ltd., Repurchase Agreement dated 12/29/17, 1.44%, due 01/02/18 (Repurchase Amount $6,323,176, collateralized by various U.S. Government Securities, 2.875%-3.625%, Market Value plus accrued interest $6,448,622, due 02/15/43-02/15/44)	6,322,178	0.3

See Accompanying Notes to Financial Statements

52

VY® T. Rowe Price Growth Equity Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2017 (continued)

Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateral(4): (continued)
15,196,497	State of Wisconsin Investment Board, Repurchase Agreement dated 12/29/17, 1.63%, due 01/02/18 (Repurchase Amount $15,199,212, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $15,618,497, due 01/15/19-02/15/46)	15,196,497	0.9
		63,982,831	3.7

Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.1%
2,951,680	(5) T. Rowe Price Reserve Investment Fund, 1.247%
	(Cost $2,951,680)	2,951,680	0.1

	Total Short-Term Investments (Cost $66,934,511)	66,934,511	3.8

	Total Investments in Securities (Cost $1,311,295,052)	$1,795,202,341	103.2
	Liabilities in Excess of Other Assets	(56,127,012)	(3.2)
	Net Assets	$1,739,075,329	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
ADR	American Depositary Receipt
(1)	Non-income producing security.
(2)	Security, or a portion of the security, is on loan.
(3)	For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.
(4)	Represents securities purchased with cash collateral received for securities on loan.
(5)	Rate shown is the 7-day yield as of December 31, 2017.

See Accompanying Notes to Financial Statements

53

VY® Templeton Foreign Equity Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2017

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.2%
		Canada: 2.2%
509,310		Alamos Gold, Inc.	3,315,608	0.5
460,200	(1)	Husky Energy, Inc.	6,498,449	1.1
167,500		Wheaton Precious Metals Corp.	3,703,122	0.6
			13,517,179	2.2

		China: 7.1%
36,110	(1)	Baidu, Inc. ADR	8,457,323	1.3
2,585,000		China Life Insurance Co., Ltd.	8,061,356	1.3
729,000		China Mobile Ltd.	7,371,680	1.2
21,246,000		China Telecom Corp., Ltd.	10,077,196	1.6
3,094,000		Kunlun Energy Co. Ltd.	3,215,714	0.5
12,000		NetEase, Inc. ADR	4,140,840	0.7
750,800		Sinopharm Group Co.	3,234,290	0.5
			44,558,399	7.1

		France: 9.3%
306,996		AXA S.A.	9,097,259	1.4
155,207		BNP Paribas	11,545,601	1.8
121,133		Cie de Saint-Gobain	6,666,687	1.1
47,171		Cie Generale des Etablissements Michelin	6,748,041	1.1
189,809		Credit Agricole SA	3,134,126	0.5
108,732		Sanofi	9,360,926	1.5
84,042		Total S.A.	4,639,100	0.7
284,240		Veolia Environnement	7,247,865	1.2
			58,439,605	9.3

		Germany: 11.3%
87,212		Bayer AG	10,837,213	1.7
73,732		HeidelbergCement AG	7,950,161	1.3
391,745	(1)	Infineon Technologies AG	10,668,836	1.7
187,470	(2)	Innogy SE	7,336,939	1.2
111,924		Lanxess	8,872,120	1.4
83,268		Merck KGaA	8,937,697	1.4
35,275	(1),(3)	Morphosys AG	3,224,056	0.5
30,717		SAP SE	3,436,466	0.6
69,071	(1)	Siemens AG	9,563,384	1.5
			70,826,872	11.3

		Hong Kong: 3.6%
973,900		AIA Group Ltd.	8,283,650	1.3
583,140		CK Asset Holdings Ltd.	5,083,330	0.8
228,400		CK Hutchison Holdings Ltd. ADR	2,867,562	0.5
485,640		CK Hutchison Holdings Ltd.	6,085,216	1.0
			22,319,758	3.6

		India: 1.8%
413,798		Housing Development Finance Corp.	11,080,951	1.8

		Ireland: 0.3%
227,200	(1)	Bank of Ireland Group PLC	1,934,133	0.3

		Israel: 1.0%
339,858	(3)	Teva Pharmaceutical Industries Ltd. ADR	6,440,309	1.0

		Italy: 1.5%
571,066		ENI S.p.A.	9,449,942	1.5

		Japan: 12.7%
244,500		Astellas Pharma, Inc.	3,105,951	0.5
151,000		IHI Corp.	5,008,131	0.8
522,200		Inpex Corp.	6,499,312	1.0
277,700		Mitsui Fudosan Co., Ltd.	6,210,893	1.0
133,800		Omron Corp.	7,958,284	1.3
646,600		Panasonic Corp.	9,436,427	1.5
24,300		Ryohin Keikaku Co., Ltd.	7,564,325	1.2
135,100		SoftBank Group Corp.	10,695,945	1.7
192,800		Sumitomo Metal Mining Co., Ltd.	8,820,655	1.4
202,900	(3)	Sumitomo Rubber Industries, Inc.	3,760,397	0.6
240,400		Suntory Beverage & Food Ltd.	10,690,557	1.7
			79,750,877	12.7

		Luxembourg: 1.0%
392,554	(1)	SES S.A. - Luxembourg	6,127,769	1.0

		Netherlands: 5.0%
35,522		Akzo Nobel NV	3,116,875	0.5
145,314	(1)	QIAGEN NV	4,532,406	0.7
510,931		Royal Dutch Shell PLC - Class B	17,205,071	2.8
374,301		SBM Offshore NV	6,588,352	1.0
			31,442,704	5.0

		Norway: 2.4%
475,788		Telenor ASA	10,185,097	1.6
109,447		Yara International ASA	5,025,188	0.8
			15,210,285	2.4

		Portugal: 1.0%
338,807		Galp Energia SGPS SA	6,224,800	1.0

		Singapore: 3.3%
334,182		DBS Group Holdings Ltd.	6,181,124	1.0
3,347,000		Singapore Telecommunications Ltd.	8,923,526	1.4
282,900		United Overseas Bank Ltd.	5,576,813	0.9
			20,681,463	3.3

		South Korea: 5.9%
171,216		Hana Financial Group, Inc.	7,958,368	1.2
13,043		Hyundai Mobis Co. Ltd.	3,204,249	0.5
114,480	(1)	KB Financial Group, Inc. ADR	6,698,225	1.1
16,291		Samsung Electronics Co., Ltd. GDR	19,291,875	3.1
			37,152,717	5.9

		Sweden: 0.9%
322,994	(1),(3)	Arjo AB	921,760	0.2

See Accompanying Notes to Financial Statements

54

VY® Templeton Foreign Equity Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2017 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Sweden: (continued)
322,994	(3)	Getinge AB	4,683,647	0.7
			5,605,407	0.9

		Switzerland: 5.2%
26,700	(1)	Landis+Gyr Group AG	2,122,942	0.3
74,580		Novartis AG	6,276,094	1.0
43,811		Roche Holding AG	11,077,846	1.8
34,680		Swiss Re Ltd.	3,243,300	0.5
547,076		UBS Group AG	10,051,295	1.6
			32,771,477	5.2

		Taiwan: 1.3%
1,099,251		Taiwan Semiconductor Manufacturing Co., Ltd.	8,417,047	1.3

		Thailand: 1.4%
1,298,000		Bangkok Bank PCL - Foreign Reg	8,722,369	1.4

		United Kingdom: 19.9%
1,403,493		BAE Systems PLC	10,843,823	1.7
3,841,860		Barclays PLC	10,516,574	1.7
2,584,939		BP PLC	18,134,049	2.9
2,859,581	(1)	Cobham PLC	4,876,260	0.8
217,734		CRH PLC - London	7,814,456	1.2
184,778		GlaxoSmithKline PLC	3,272,262	0.5
1,214,000		HSBC Holdings PLC (HKD)	12,481,519	2.0
164,170		Johnson Matthey PLC	6,802,923	1.1
1,514,234		Kingfisher PLC	6,904,070	1.1
75,720	(1)	LivaNova PLC	6,051,542	1.0
318,960		Rolls-Royce Holdings PLC	3,640,213	0.6
127,185		Shire PLC	6,590,856	1.1
1,090,602	(1)	Standard Chartered PLC	11,453,026	1.8
175,214		Travis Perkins PLC	3,706,969	0.6
3,653,591		Vodafone Group PLC	11,548,960	1.8
			124,637,502	19.9

		United States: 0.1%
173,400		Tahoe Resources, Inc.	831,823	0.1

	Total Common Stock (Cost $462,737,000)		616,143,388	98.2

PREFERRED STOCK: 0.0%
		United Kingdom: 0.0%
14,672,160	(1)	Rolls-Royce Holdings PLC - C Shares	19,810	0.0

	Total Preferred Stock (Cost $19,296)		19,810	0.0

	Total Long-Term Investments (Cost $462,756,296)		616,163,198	98.2

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 3.5%
	U.S. Government Agency Obligations: 1.6%
10,000,000	Federal Home Loan Bank Discount Notes, 01/02/18
	(Cost $9,999,708)	10,000,000	1.6

	Securities Lending Collateral(4): 1.8%
2,736,364	Cantor Fitzgerald, Repurchase Agreement dated 12/29/17, 1.41%, due 01/02/18 (Repurchase Amount $2,736,787, collateralized by various U.S. Government\U.S. Government Agency Obligations, 0.000%-8.500%, Market Value plus accrued interest $2,791,091, due 01/31/18-06/20/63)	2,736,364	0.4
2,736,364	Daiwa Capital Markets, Repurchase Agreement dated 12/29/17, 1.43%, due 01/02/18 (Repurchase Amount $2,736,793, collateralized by various U.S. Government\U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $2,791,091, due 01/11/18-12/01/51)	2,736,364	0.5
2,736,364	Millenium Fixed Income Ltd., Repurchase Agreement dated 12/29/17, 1.44%, due 01/02/18 (Repurchase Amount $2,736,796, collateralized by various U.S. Government Securities, 2.875%-3.625%, Market Value plus accrued interest $2,791,091, due 02/15/43-02/15/44)	2,736,364	0.4
575,605	RBC Dominion Securities Inc., Repurchase Agreement dated 12/29/17, 1.40%, due 01/02/18 (Repurchase Amount $575,693, collateralized by various U.S. Government and U.S. Government Agency Obligations, 1.875%-8.875%, Market Value plus accrued interest $587,117, due 02/15/19-12/20/47)	575,605	0.1

See Accompanying Notes to Financial Statements

55

VY® Templeton Foreign Equity Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2017 (continued)

Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	U.S. Government Agency Obligations: (continued)
2,736,364	State of Wisconsin Investment Board, Repurchase Agreement dated 12/29/17, 1.63%, due 01/02/18 (Repurchase Amount $2,736,853, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $2,812,352, due 01/15/19-02/15/46)	2,736,364	0.4
		11,521,061	1.8

Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.1%
661,988	(5) BlackRock Liquidity Funds, FedFund, Institutional Class, 1.170%
	(Cost $661,988)	661,988	0.1

	Total Short-Term Investments (Cost $22,182,757)	22,183,049	3.5

	Total Investments in Securities (Cost $484,939,053)	$638,346,247	101.7
	Liabilities in Excess of Other Assets	(10,743,065)	(1.7)
	Net Assets	$627,603,182	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
(1)	Non-income producing security.
(2)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(3)	Security, or a portion of the security, is on loan.
(4)	Represents securities purchased with cash collateral received for securities on loan.
(5)	Rate shown is the 7-day yield as of December 31, 2017.

See Accompanying Notes to Financial Statements

56

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	The Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) is attached hereto as EX-99.CERT.

(a)(3)	Not applicable.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Voya Partners, Inc.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: March 9, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: March 9, 2018

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: March 9, 2018